STATEMENT OF ADDITIONAL INFORMATION

January 1, 2024

MORGAN STANLEY PATHWAY FUNDS

2000 Westchester Avenue

Purchase, NY 10577

1-800-869-3326

Large Cap Equity Fund (TLGUX)	International Fixed Income Fund (TIFUX)
Small-Mid Cap Equity Fund (TSGUX)	Municipal Bond Fund (TMUUX)
International Equity Fund (TIEUX)	Inflation-Linked Fixed Income Fund (TILUX)
Emerging Markets Equity Fund (TEMUX)	Ultra-Short Term Fixed Income Fund (TSDUX)
Core Fixed Income Fund (TIIUX)	Alternative Strategies Fund (TALTX)
High Yield Fund (THYUX)

This Statement of Additional Information (“SAI”) supplements the information contained in the current prospectus (“Prospectus”) of Morgan Stanley Pathway Funds (“Trust” or “MS Pathway”), dated January 1, 2024, and should be read in conjunction with the Prospectus. The Prospectus or Funds’ annual or semi-annual report may be obtained upon request and free of charge by contacting any Financial Advisor of Morgan Stanley Wealth Management (“MSWM”), by writing or calling the Trust at the address or telephone number listed above, or on the Internet at: www.morganstanley.com/wealth-investmentsolutions/cgcm. This SAI, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety. You will be notified by mail each time the Funds’ annual or semi-annual report is posted on the Funds’ website and provided with a link to access the report online.

Capitalized terms used but not defined in this SAI have the meanings accorded to them in the Prospectus.

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THE TRUST

MS Pathway was organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to a Master Trust Agreement dated April 12, 1991, as amended from time to time (“Trust Agreement”). Currently, the Trust operates pursuant to a Third Amended and Restated Master Trust Agreement, dated December 17, 2018. The Trust is a series company that currently consists of eleven funds (individually, a “Fund” and collectively, the “Funds”). Each Fund is a separate series of the Trust, an open-end registered management investment company.

INVESTMENT OBJECTIVES, MANAGEMENT POLICIES AND RISK FACTORS

Each Fund, is diversified under the Investment Company Act of 1940, as amended (“1940 Act”), which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer, nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities). The Prospectus discusses the investment objectives of the Funds, which are separate series of the Trust, and the policies to be employed to achieve those objectives. Supplemental information is set out below concerning the types of securities and other instruments in which the Funds may invest, the investment policies and strategies that the Funds may utilize and certain risks attendant to those investments, policies and strategies. The Funds may rely upon the independent advice of their respective Sub-advisers (each a “Sub-adviser,” collectively, the “Sub-advisers”) to evaluate potential investments.

Asset-Backed Securities (“ABS”)

ABSs are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Other types of asset-backed securities may be created in the future. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Asset-backed securities may also be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing debt obligations.

Asset-backed securities may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the paydown characteristics of the underlying financial assets which are passed through to the security holder. Asset-backed securities are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and, for a certain period, by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities.

For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities.

Although certain Funds may each invest up to 5% of their assets in ABS, such Funds will invest only in ABS that have received AAA rating from both Moody’s and S&P. ABS may enhance a Fund’s performance; however, investing in ABS involves certain risks beyond those found in other types of mutual fund investments. For the avoidance of doubt, the Core Fixed Income Fund, High Yield Fund, International Fixed Income Fund, Inflation-Linked Fixed Income Fund, Ultra-Short Term Fixed Income Fund and Alternative Strategies Fund may invest in excess of these credit and holding limitations.

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Collateralized Debt Obligations. The Core Fixed Income Fund, High Yield Fund, International Fixed Income Fund, Inflation-Linked Fixed Income Fund, Ultra-Short Term Fixed Income Fund and Alternative Strategies

Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche that bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust or CLO trust or trust of another CDO typically have higher ratings and lower yields than its underlying securities and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs or other CDOs may be characterized by the Funds as illiquid securities; however, an active dealer market may exist for CBOs, CLOs or other CDOs allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Prospectus (e.g., interest rate risk and default risk), CBOs, CLOs or other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Borrowing

Each Fund may borrow to the extent permitted under its investment restrictions and such borrowing may create leverage. Leverage increases investment risk as well as investment opportunity. If the income and investment gains on securities purchased with borrowed money exceed the interest paid on the borrowing, the net asset value (“NAV”) of a Fund’s shares will rise faster than would otherwise be the case. On the other hand, if the income and investment gains fail to cover the cost, including interest, of the borrowings, or if there are losses, the NAV of a Fund’s shares will decrease faster than otherwise would be the case. Each Fund may borrow money to the extent permitted under the 1940 Act. This means that, in general, a Fund may borrow money from banks for (i) any purpose on a secured basis in an amount up to 1/3 of the Fund’s total assets, or (ii) temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Fund’s total assets.

Commercial Paper

Commercial paper consists of short-term, promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are discounted but sometimes may be interest bearing. Commercial paper, which also may be unsecured, is subject to credit risk.

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Currency Transactions

Currency Exchange Rates. A Fund’s share value may change significantly when the currencies, other than the U.S. dollar, in which that Fund’s investments are quoted or denominated, strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad.

Currency Risks. The value of the securities quoted or denominated in international currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. A Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are quoted or denominated. Further, a Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Cyber Security

As with any entity that conducts business through electronic means in the modern marketplace, the Funds, and their service providers, may be susceptible to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential information, unauthorized access to relevant systems, compromises to networks or devices that the Funds and their service providers use to service the Funds’ operations, operational disruption or failures in the physical infrastructure or operating systems that support the Funds and their service providers, or various other forms of cyber security breaches. Cyber-attacks affecting a Fund, Consulting Group Advisory Services LLC, the Funds’ investment adviser (“CGAS” or the “Manager”) or any of the Sub-advisers, the Fund’s distributor, custodian, transfer agent, or any other of the Fund’s intermediaries or service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Funds may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber-attacks. Such costs may be ongoing because threats of cyber-attacks are constantly evolving as cyber-attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers of securities in which a Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value. There can be no assurance that the Funds, the Funds’ service providers, or the issuers of the securities in which the Funds invest will be able to identify all of the operational risks that may affect the Funds or to develop processes and controls to completely eliminate or mitigate their occurrence or effects due to systems and technology disruptions or failures. Further, there can be no assurance that the Funds, the Funds’ service providers, or the issuers of the securities in which the Funds will invest will not suffer losses relating to cyber-attacks or other information security breaches in the future.

Economic Risks of Global Health Events

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and has spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, disruptions to supply chains and customer activity, enhanced

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health screenings, significant challenges in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations, reductions and other changes, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways.

The Federal Reserve also enacted various programs since the start of the pandemic to support liquidity operations and funding in the financial markets, including massively expanding its reverse repurchase agreement operations, adding $1.5 trillion of liquidity to the banking system, establishing swap lines with other major central banks to provide dollar funding, establishing a program to support money market funds, easing various bank capital buffers, providing funding backstops for businesses to provide bridging loans for up to four years, and providing funding to help credit flow in asset-backed securities markets. Social and political tensions in the United States and around the world, may continue to contribute to increased market volatility, may have long-term effects on the U.S. and global financial markets, and may cause further economic uncertainties or deterioration in the United States and worldwide. It is not known how long the financial markets will continue to be affected by these events nor can the effects of these or similar events in the future on the U.S. economy, the securities markets and issuers held in the Funds’ investments be predicted. Market volatility, dramatic changes to interest rates and/or a return to unfavorable economic conditions may lower the Fund’s performance or impair the Fund’s ability to achieve its investment objective.

Equity Securities

The equity-oriented Funds, including the Alternative Strategies Fund, may invest in all types of equity securities, including exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies, real estate investment trusts and equity participations. The High Yield Fund and the Alternative Strategies Fund may invest up to 20% of its assets in equity securities.

Common Stock. Common stock is an interest in a company, limited liability company, or similar entity that entitles the holder to a share in the profits of the company, in the form of dividends, and the proceeds from a sale or liquidation of the company.

The interests of common shareholders are the most junior in a corporate structure. This means that in the event of the bankruptcy of the company its creditors and any holders of a preferred class of equity securities are paid before the common stockholders are entitled to receive anything. However, any assets of the company in excess of the amount owed to creditors or preferred stockholders are shared pro-rata among the common stockholders. Common stockholders normally have voting control of the company and are entitled to vote on the election of directors and certain fundamental corporate actions.

Convertible Securities. Convertible securities are preferred stocks or fixed income securities that are convertible at the option of the holder, or in some circumstances at the option of the issuing company, at a stated exchange rate or formula into the company’s common stock or other equity securities. At the time a company sells the convertible securities, the conversion price is normally higher than the market price of the common stock. The Core Fixed Income Fund, International Fixed Income Fund, Inflation-Linked Fixed Income Fund and the Alternative Strategies Fund each may invest up to 10% of their total assets in preferred stocks, convertible securities and other equity-related securities.

A holder of convertible securities will generally receive interest or dividends at a rate lower than comparable debt securities, but the holder has the potential for additional gain if the market value of the common stock exceeds the conversion price. When the market price of the common stock is below the conversion price, convertible securities tend to trade like fixed income securities. If the market price of the common stock is higher

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than the conversion price, convertible securities tend to trade like the common stock. Convertible securities rank senior to common stocks in an issuer’s capital structure and consequently may be of higher quality and entail less risk than the issuer’s common stock. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of its conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security normally also will provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities and are subject to greater levels of credit risk. A Fund may be forced to convert a security before it would otherwise choose which may have an adverse effect on the Fund’s ability to achieve its investment objective.

Initial Public Offerings (“IPOs”). The Large Cap Equity Fund, Small-Mid Cap Equity Fund, International Equity Fund, Emerging Markets Equity Fund and Alternative Strategies Fund may invest in equity securities purchased in IPOs. Securities purchased in IPOs generally have limited operating histories and may involve greater investment risk. The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and a Fund may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks.

Investing in Small and Medium Capitalization Companies. Investing in the equity securities of small and medium capitalization companies involves additional risks compared to investing in large capitalization companies. Compared to large companies, these companies may have more limited product lines and capital resources; have less established markets for their products; have earnings that are more sensitive to changes in the economy, competition and technology; and be more dependent upon key members of management. The market value of the common stock of small and medium capitalization companies may be more volatile, particularly in response to company announcements or industry events, have less active trading markets and be harder to sell at the time and prices that a Sub-adviser considers appropriate.

Non-Publicly Traded Securities. Each Fund may invest in non-publicly traded securities, which may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded.

Preferred Stocks. Preferred stocks are equity securities, but they have many characteristics of fixed income securities. Their similarities to fixed income securities generally cause preferred stocks to trade more like debt instruments than common stocks. Thus, the value of preferred stocks reflects the credit risk of the company and the dividend yield on the preferred stocks compared to prevailing interest rates. Preferred stocks are entitled to receive dividends before any dividend is paid to the holders of common stock. The dividend may be at a fixed or variable dividend payment rate, may be payable on fixed dates or at times determined by the company and may be payable in cash, additional shares of preferred stock or other securities. Many preferred stocks are redeemable at the option of the company after a certain date. Holders of preferred stock are also entitled to receive a payment upon the sale or liquidation of a company before any payment is made to the company’s common stockholders. However, preferred stock is an equity security and, therefore, is junior in priority of payment to the company’s creditors in the event of a bankruptcy, including holders of the company’s debt securities. This junior ranking to creditors makes preferred stock riskier than fixed income securities. The Core Fixed Income Fund, International Fixed Income Fund, Inflation-Linked Fixed Income Fund and Alternative Strategies Fund, each may invest up to 10% of their total assets in preferred stocks, convertible securities and other equity-related securities.

Warrants and Stock Purchase Rights. Warrants and stock purchase rights are securities permitting, but not obligating, their holder to purchase other securities, normally the issuer’s common stock. Stock purchase rights

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are frequently issued as a dividend to a company’s stockholders and represent the right to purchase a fixed number of shares at a fixed or formula price. The price may reflect a discount to the market price. Warrants are generally sold by a company or issuer together with fixed income securities and represent the right to a fixed number of shares of common stock or other securities at a fixed or formula price. The exercise price is normally higher than the market price at the time the company sells the warrant.

Warrants and stock purchase rights do not carry with them the right to receive dividends on or to vote the securities that they entitle their holders to purchase. They also do not entitle the holder to share in the assets of the company during the company’s liquidation. The rights to purchase common stock or other securities conferred by a warrant or stock purchase right may only be exercised on specific dates or for a specific period. Trading in these instruments is affected both by the relationship of the exercise price to the current market price of the common stock or other securities and by the period remaining until the right or warrant expires. An investment in warrants and stock purchase rights may be considered more speculative than other types of equity investments. A warrant or stock purchase right expires worthless if it is not exercised on or prior to its expiration date.

Fixed Income Securities

The market value of the obligations held by the Funds can be expected to vary inversely to changes in prevailing interest rates. Investors also should recognize that, in periods of declining interest rates, a Fund’s yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates a Fund’s yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Funds from the continuous sale of their shares will tend to be invested in instruments producing lower yields than the balance of their portfolios, thereby reducing a Fund’s current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which the Funds may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets.

The fixed income oriented Funds, including the Alternative Strategies Fund, may invest in U.S. government securities, its agencies or government-sponsored enterprises (note that securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury), corporate debt securities of U.S. and Non-U.S. issuers, including convertible securities and corporate commercial paper, mortgage-backed and other ABS, inflation-indexed bonds issued by both governments and corporations, structured notes, including hybrid or “indexed” securities and event-linked bonds, loan participations and assignments, delayed funding loans and revolving credit facilities, bank certificates of deposit, fixed time deposits and bankers’ acceptances, repurchase agreements on fixed income instruments and reverse repurchase agreements on fixed income instruments, debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, and obligations of international agencies or supranational entities.

Brady Bonds. The High Yield Fund, Core Fixed Income Fund, International Fixed Income Fund, Inflation-Linked Fixed Income Fund and Alternative Strategies Fund may invest in so-called “Brady Bonds.” Brady Bonds are issued as part of a debt restructuring in which the bonds are issued in exchange for cash and certain of the country’s outstanding commercial bank loans. Investors should recognize that Brady Bonds do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market for debt of Latin American issuers. In light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative and subject to, among other things, the risk of default.

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Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payment on these Brady Bonds generally are collateralized by cash or securities in the amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the “residual risk”).

Corporate Debt Securities. Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

A Fund’s investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in the Sub-adviser’s opinion comparable in quality to corporate debt securities in which the Fund may invest.

Corporate income-producing securities may include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Debt securities may be acquired with warrants attached.

Securities rated Baa and BBB are the lowest which are considered “investment grade” obligations. Moody’s describes securities rated Baa as “medium-grade” obligations; they are “neither highly protected nor poorly secured ... [i]nterest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.” S&P describes securities rated BBB as “regarded as having an adequate capacity to pay interest and repay principal ... [w]hereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal... than in higher rated categories.”

Custodial Receipts. Each Fund, other than the Ultra-Short Term Fixed Income Fund, may acquire custodial receipts or certificates, such as Certificates of Accrual on Treasury Securities (“CATS”), Treasury Investment Growth Receipts (“TIGRs”) and Financial Corporation Certificates (“FICO”) Strips, underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. government, its agencies, authorities or instrumentalities. The underwriters of these certificates or receipts purchase a U.S. government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payments on the U.S. government security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. government securities. Although typically under the terms of a custodial receipt a Fund is authorized to assert its rights directly against the issuer of the underlying obligation, the Fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and

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risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, if the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

Debt Securities Rating Criteria. Investment grade debt securities are those rated “BBB” or higher by the Standard & Poor’s Ratings Group (“S&P”), “Baa” or higher by Moody’s Investors Service, Inc. (“Moody’s”), the equivalent rating of other nationally recognized statistical rating organizations (“NRSROs”) or determined to be of equivalent credit quality by the Sub-adviser. Debt securities rated BBB are considered medium grade obligations. Adverse economic conditions or changing circumstances may weaken the issuer’s ability to pay interest and repay principal.

Below investment grade debt securities are those rated “BB” and below by S&P, Moody’s or the equivalent rating of other NRSROs. Below investment grade debt securities or comparable unrated securities are commonly referred to as “junk bonds” and are considered predominantly speculative and may be questionable as to capacity to make principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of junk bond securities outstanding has proliferated as an increasing number of issuers have used junk bonds for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on a Fund’s NAV to the extent it invests in such securities. In addition, the Funds may incur additional expenses to the extent they are required to seek recovery upon a default in payment of principal or interest on their portfolio holdings.

The secondary market for junk bond securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on a Fund’s ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for junk bond securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, a Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s NAV.

Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which a Fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. The Sub-advisers will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

The definitions of the ratings of debt obligations may be found in Appendix A following this SAI.

Delayed Funding Loans and Revolving Credit Facilities. The Core Fixed Income Fund, International Fixed Income Fund, Inflation-Linked Fixed Income Fund, Ultra-Short Term Fixed Income Fund and Alternative Strategies Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities.

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Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the Borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the Borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times segregate assets, determined to be liquid by the applicable Sub-adviser in accordance with procedures established by the Fund’s Board of Trustees (“Board” or “Trustees”), in an amount sufficient to meet such commitments.

The Funds may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of other portfolio investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Funds may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Funds currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of its limitation on illiquid investments. Delayed funding loans and revolving credit facilities are considered debt obligations for purposes of the Fund’s investment restriction relating to the lending of funds or assets by the Fund.

Event-linked Bonds. The Core Fixed Income Fund, International Fixed Income Fund and Alternative Strategies Fund may invest in “event-linked bonds.” Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund may lose a portion, or all of its principal invested in that bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument and there may not be a liquid market in which to trade these instruments. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and the Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

High Yield Securities. The High Yield Fund will, and Core Fixed Income Fund, International Fixed Income Fund, Inflation-Linked Fixed Income Fund, Ultra-Short Term Fixed Income Fund and Alternative Strategies Fund may, invest in medium or lower rated securities and unrated securities of comparable quality, sometimes referred to as “junk bonds.” Generally, such securities offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations.

The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower

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rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss because of default by these issuers is significantly greater because medium and lower rated securities generally are unsecured and frequently subordinated to the prior payment of senior indebtedness. In light of these risks, the Board has instructed the Sub-advisers, in evaluating the creditworthiness of an issue, whether rated or unrated, to take various factors into consideration, which may include, as applicable, the issuer’s financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, and the ability of the issuer’s management and regulatory matters.

In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower rated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing its securities and calculating its NAV. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the principal value of bonds moves inversely with movements in interest rates; in the event of rising interest rates, the value of the securities held by the Fund may decline more than a portfolio consisting of higher rated securities. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund and increasing the exposure of the Fund to the risks of lower rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value because of changes in interest rates than bonds that pay interest currently.

Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of these securities by the Fund, but the Sub-adviser will consider the event in determining whether the Fund should continue to hold the security.

Loan Participations. The Core Fixed Income Fund, High Yield Fund, International Fixed Income Fund, Inflation-Linked Fixed Income Fund, Ultra-Short Term Fixed Income Fund and Alternative Strategies Fund may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a borrowing corporation, government or other entity (“Borrower”) and one or more financial institutions (“Lenders”) in the form of participations in Loans (“Participations”). Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the Borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set off between the Lender and the Borrower. The Funds will acquire Participations only if the Lender interposition between the Fund and the Borrower is determined by the applicable Sub-adviser to be creditworthy.

There are risks involved in investing in Participations. The Funds may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on a Fund’s ability to dispose of particular Participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the

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creditworthiness of the Borrower. The lack of a liquid market for Participations also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing its portfolio and calculating its NAV.

Ratings as Investment Criteria. In general, the ratings of an NRSRO such as Moody’s and S&P represent the opinions of those agencies as to the quality of debt obligations that they rate. It should be emphasized, however, that these ratings are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of securities. These ratings will be used by the Funds as initial criteria for the selection of portfolio securities, but the Funds also will rely upon the independent advice of their Sub-advisers to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends.

Subsequent to its purchase by a Fund, an issue of debt obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by that Fund. Neither event will require the sale of the debt obligation by the Fund, but the Fund’s Sub-advisers will consider the event in their determination of whether the Fund should continue to hold the obligation. In addition, to the extent that the ratings change as a result of changes in rating organizations or their rating systems or owing to a corporate restructuring of an NRSRO, a Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objectives and policies.

Trust Preferred Securities. The fixed income-oriented Funds, including the Alternative Strategies Fund, may invest in “trust preferred securities,” or “capital notes.” Trust preferred securities or capital notes are convertible preferred shares issued by a trust where proceeds from the sale are used to purchase convertible subordinated debt from the issuer. The convertible subordinated debt is the sole asset of the trust. The coupon from the issuer to the trust exactly mirrors the preferred dividend paid by the trust. Upon conversion by the investors, the trust in turn converts the convertible debentures and passes through the shares to the investors.

Variable and Floating Rate Securities. The Core Fixed Income Fund, High Yield Fund, International Fixed Income Fund, Municipal Bond Fund, Inflation-Linked Fixed Income Fund, Ultra-Short Term Fixed Income Fund and Alternative Strategies Fund may invest in variable and floating rate securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

The Funds may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Funds with a certain degree of protection against rises in interest rates, the Funds will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

The Funds may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Variable rate demand notes (“VRDNs”) are obligations issued by corporate or governmental entities which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. The interest rates are adjustable at intervals ranging from daily to up to every six months to some prevailing

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market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

Master demand notes are notes which provide for a periodic adjustment in the interest rate paid (usually tied to the Treasury bill auction rate) and permit daily changes in the principal amount borrowed. While there may be no active secondary market with respect to a particular VRDN purchased by the Funds, the Funds may, upon the notice specified in the note, demand payment of the principal of and accrued interest on the note at any time and may resell the note at any time to a third-party.

The absence of such an active secondary market, however, could make it difficult for the Funds to dispose of the VRDN involved in the event the issuer of the note defaulted on its payment obligations, and the Funds could, for this or other reasons, suffer a loss to the extent of the default.

Foreign Issuers

ADRs, EDRs, GDRs and Non-Voting Depository Receipts. The Funds (except for the Ultra-Short Term Fixed Income Fund) may purchase American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), non-voting depository receipts, or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the U.S. and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository’s transaction fees are paid by the ADR holders. In addition, less information is available in the U.S. about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. A Fund may invest in ADRs through both sponsored and unsponsored arrangements. Non-voting depository receipts are issued by the Stock Exchange of Thailand to facilitate foreign investment in Thailand companies. The underlying securities of a non-voting depository receipt may be ordinary or preferred stock, warrants or transferable subscription rights.

Custody Services and Related Investment Costs. Custody services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases because of settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund because of a subsequent decline in value of the portfolio security or could result in possible liability to the Fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect a Fund against loss or theft of its assets.

Economic, Political and Social Factors. Certain non-U.S. countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than is the case in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, a Fund could lose its entire investment in that country.

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Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit a Fund’s investment in those markets and may increase the expenses of the Fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a Fund’s operation.

Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.

Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.

Eurodollar Instruments and Yankee Bonds. The Core Fixed Income Fund, High Yield Fund, International Fixed Income Fund, Inflation-Linked Fixed Income Fund, Ultra-Short Term Fixed Income Fund and Alternative Strategies Fund may invest in Eurodollar certificates of deposit (“ECDs”), Eurodollar bonds and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the U.S., primarily in Europe. Yankee bonds are bonds of foreign governments and their agencies and foreign banks and corporations that pay interest in U.S. dollars and are typically issued in the U.S. ECDs are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks.

Eurozone Investment Risks. Certain of the regions in which the Funds invest, including the European Union, currently experience significant financial difficulties. Following the recent global economic crisis, some of these countries have depended on, and may continue to be dependent on, the assistance from others such as the European Central Bank or other governments or institutions, and failure to implement reforms as a condition of assistance could have a significant adverse effect on the value of investments in those and other European countries. In addition, countries that have adopted the euro are subject to fiscal and monetary controls that could limit the ability to implement their own economic policies, and could voluntarily abandon, or be forced out of, the euro. Such events could impact the market values of Eurozone and various other securities and currencies, cause redenomination of certain securities into less valuable local currencies and create more volatile and illiquid markets.

Foreign Securities. The Funds may invest in the securities of non-U.S. issuers. Funds that invest in securities denominated in foreign currencies may engage in foreign currency transactions on a spot (cash) basis and enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund

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will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. A Fund will segregate assets determined to be liquid by its Sub-adviser to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Each of the Large Cap Equity Fund and Small-Mid Cap Equity may invest up to 10% of its assets in the securities of foreign issuers that are not traded on a U.S. exchange or the U.S. over-the-counter market. The Core Fixed Income Fund may invest up to 30% of its assets in non-U.S. dollar denominated securities and may invest up to 15% of its assets in emerging market securities. The High Yield Fund may invest up to 20% of its assets in securities not denominated in U.S. dollar, including securities of issuers located in emerging market foreign countries. The International Fixed Income Fund may invest up to 15% of its total assets in fixed income instruments of issuers located in emerging markets countries. The Inflation-Linked Fixed Income Fund may invest up to 30% of its total assets in foreign currency denominated securities. The Ultra-Short Term Fixed Income Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers.

Frontier Markets. “Frontier market countries” are a subset of emerging market countries with even smaller national economies, so these risks may be magnified further. Frontier market countries may also be more affected by government activities than more developed countries. For example, the governments of frontier market countries may exercise substantial influence within the private sector or subject investments to government approval, and governments of other countries may impose or negotiate trade barriers, exchange controls, adjustments to relative currency values and other measures that adversely affect a frontier market country. Governments of other countries may also impose sanctions or embargoes on frontier market countries.

Foreign Securities Markets and Regulations. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity.

The less liquid a market, the more difficult it may be for a Fund to accurately price its portfolio securities or to dispose of such securities at the times determined by the Sub-adviser to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which a Fund’s operations require cash, such as in order to meet redemptions and to pay its expenses.

Risks of Non-U.S. Investments. To the extent a Fund invests in the securities of non-U.S. issuers, those investments involve considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers or issuers with significant exposure to non-U.S. markets may be related, among other things, to: (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which a Fund’s portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain non-U.S. countries,

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particularly emerging markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

Unanticipated political or social developments may affect the values of a Fund’s investments in such countries. The economies and securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.

In addition, periodically there may be restrictions on investments in foreign companies. The universe of affected securities can change from time to time. As a result of an increase in the number of investors looking to sell such securities, or because of an inability to participate in an investment that the Adviser or a Sub-Adviser otherwise believes is attractive, a Fund may incur losses. Certain investments that are or become designated as prohibited investments may have less liquidity as a result of such designation and the market price of such prohibited investments may decline, potentially causing losses to a Fund. In addition, the market for securities of other such foreign-based issuers may also be negatively impacted, resulting in reduced liquidity and price declines.

Investments in the United Kingdom. In June 2016, the United Kingdom (“UK”) voted in a referendum to leave the European Union (“EU”). Although the Funds are established in the United States, the withdrawal of the UK from the EU, or “Brexit,” may cause the Funds to face a number of associated risks that could adversely affect returns to investors, including, but not limited to, risks associated with an uncertain regulatory landscape, currency fluctuation risks, and risks associated with general market disruption.

The UK formally notified the European Council of its intention to withdraw from the EU by invoking article 50 of the Lisbon Treaty in March 2017. On January 31, 2020, the UK officially withdrew from the EU and has entered into a transition phase on December 31, 2020. On January 1, 2021, the EU-UK Trade and Cooperation Agreement, a bilateral trade and cooperation deal governing the future relationship between the UK and the EU provisionally went into effect. The UK Parliament ratified the agreement in December 2020 and the EU Parliament ratified the agreement in April 2021. The agreement was then approved by EU member states and became effective in May 2021. However, many aspects of the UK-EU trade relationship remain subject to further negotiation. Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the UK and throughout Europe. There is considerable uncertainty about the potential consequences of Brexit, the EU-UK Trade and Cooperation Agreement, how future negotiations of trade relations will proceed, and how the financial markets will react to all of the preceding. As this process unfolds, markets may be further disrupted. Brexit may also cause additional member states to contemplate departing from the EU, which would likely perpetuate political and economic instability in the region and cause additional market disruption in global financial markets.

Investments in China. China is an emerging market, and as a result, investments in securities of companies organized and listed in China may be subject to liquidity constraints and significantly higher volatility, from time to time, than investments in securities of more developed markets. China may be subject to considerable government intervention and varying degrees of economic, political and social instability. These factors may result in, among other things, a greater risk of stock market, interest rate, and currency fluctuations, as well as inflation. Accounting, auditing and financial reporting standards in China are different from U.S. standards and, therefore, disclosure of certain material information may not be made, may be less available, or may be less reliable. It may also be difficult or impossible for the Fund to obtain or enforce a judgment in a Chinese court. Investments in Taiwan may be adversely affected by its political and economic relationship with the People’s Republic of China (“China” or the “PRC”). In addition, the willingness of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain and changes in government policy could significantly affect the markets in both Hong Kong and China.

Increasing trade tensions between China and its trading partners, including the United States, have resulted in tariffs and may in the future result in additional measures or actions that could have an adverse effect on an investment in the Greater China region.

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Investments in equity securities of companies based in the PRC and listed and traded on the Shanghai Stock Exchange and Shenzhen Stock Exchange (“A-Shares”) may be made through the Shanghai – Hong Kong and Shenzhen – Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect is a securities trading and clearing program between either the Shanghai Stock Exchange or Shenzhen Stock Exchange and The Stock Exchange of Hong Kong Limited (“SEHK”), China Securities Depository and Clearing Corporation Limited and Hong Kong Securities Clearing Company Limited. Stock Connect is designed to permit mutual stock market access between mainland China and Hong Kong by allowing investors to trade and settle shares on each market via their local exchanges. Trading through Stock Connect is subject to a daily quota (“Daily Quota”), which limits the maximum daily net purchases on any particular day by Hong Kong investors (and foreign investors trading through Hong Kong) trading PRC listed securities and PRC investors trading Hong Kong listed securities trading through the relevant Stock Connect. Accordingly, a fund’s direct investments in A-Shares may be limited by the Daily Quota that limits total purchases through Stock Connect. The Daily Quota may restrict a fund’s ability to invest in A-Shares through Stock Connect on a timely basis, which could affect the fund’s performance.

Stock Connect is generally available only on business days when both the PRC markets and the Hong Kong market are open and when banks in both markets are open on the corresponding settlement days. Therefore, due to differences in trading days, a fund may not be able to trade its A-Shares and may also be subject to the risk of price fluctuations in A-Shares on days when Stock Connect is not trading.

Investments made through Stock Connect are subject to trading, clearance and settlement procedures that are untested in the PRC, which could pose risks to a fund. Because of the way in which A-Shares are held in Stock Connect, the precise nature and rights of a fund are not well defined under the law of the PRC and a fund may not be able to exercise the rights of a shareholder and may be limited in their ability to pursue claims against the issuers of a security. In addition, investments in A-Shares via Stock Connect are not covered by the Hong Kong Investor Compensation Fund, which means that a fund will be exposed to the risks of default of the broker(s) it engaged in its trading through Stock Connect and will be unable to make monetary claims on the investor compensation fund that it might otherwise be entitled to with respect to investments in Hong Kong securities. Stock Connect A-Shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. The list of A-Shares eligible to be traded through Stock Connect may change from time to time. When a China A-Shares issue is recalled from the list of securities eligible for trading on Stock Connect, a fund may only sell, but not buy, the securities, which could adversely affect the fund’s investment strategy. Current tax regulations in PRC, including a temporary exemption from PRC income tax and PRC business tax for capital gains realized from trading on Stock Connect, are subject to change. Any such change could have an adverse effect on a fund’s returns.

Supranational Entities. A Fund subject to the diversification requirements of the Internal Revenue Code of 1986, as amended (“IRC”), may invest up to 25% of its total assets in debt securities issued by supranational organizations such as the International Bank for Reconstruction and Development (“World Bank”), which was chartered to finance development projects in developing member countries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. As supranational entities do not possess taxing authority, they are dependent upon their members’ continued support in order to meet interest and principal payments.

Withholding and Other Taxes. The Funds may be subject to taxes, including withholding taxes imposed by certain non-U.S. countries on income (possibly including, in some cases, capital gains) earned with respect to a Fund’s investments in such countries. These taxes will reduce the return achieved by a Fund. Treaties between the U.S. and such countries may reduce the otherwise applicable tax rates.

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Derivatives

Overview

Funds may enter into a variety of derivatives as means to hedge their exposure to a number of risks associated with their investment strategies or otherwise implement their investment strategies. The derivatives markets consist of, among other things, (a) futures contracts and options on such futures (both of which trade exclusively on regulated futures exchanges), (b) swaps and other derivatives traded on regulated swap execution and trading facilities and privately-negotiated bilateral derivatives contracts and (c) certain securities or securities with embedded derivatives, such as options or hybrid securities (some of which may be traded on regulated securities exchanges). Transactions other than exchange-traded futures and exchange-traded options or securities are sometimes referred to as “OTC” derivatives. Derivatives contracts are available with respect to a variety of asset classes including, for example, foreign exchange, interest rates, credit, equity and commodities.

Rule 18f-4 under the 1940 Act governs a fund’s use of derivative instruments and certain other transactions that create future payment and/or delivery obligations by the Fund. Rule 18f-4 permits a Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including a Fund, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”). In connection with the adoption of Rule 18f-4, the SEC eliminated the asset segregation framework arising from prior SEC guidance for covering Derivatives Transactions and certain financial instruments.

Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which a Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions, if a Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless the Fund intends to physically settle the transactions and the transaction will settle within 35 days of its trade date.

Rule 18f-4 requires that a Fund that invests in Derivatives Transactions above a specified amount adopt and implement a derivatives risk management program administered by a derivatives risk manager that is appointed by and overseen by the Funds’ Board, and comply with an outer limit on Fund leverage risk based on value at risk. A Fund that uses Derivatives Transactions in a limited amount are considered “limited derivatives users,” as defined in Rule 18f-4, will not be subject to the full requirements of Rule 18f-4, but will have to adopt and implement policies and procedures reasonably designed to manage the Funds’ derivatives risk. A Fund will be subject to reporting and recordkeeping requirements regarding its use of Derivatives Transactions.

The requirements of Rule 18f-4 may limit a Fund’s ability to engage in Derivatives Transactions as part of its investment strategies. These requirements may also increase the cost of a Fund’s investments and cost of doing business, which could adversely affect the value of the Fund’s investments and/or the performance of the Fund. The rule also may not be effective to limit a Fund’s risk of loss. In particular, measurements of value-at-risk (“VaR”) rely on historical data and may not accurately measure the degree of risk reflected in a Fund’s derivatives or other investments. There may be additional regulation of the use of Derivatives Transactions by registered investment companies, which could significantly affect their use. The ultimate impact of the regulations remains unclear. Additional regulation of Derivatives Transactions may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

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Whether a Fund’s use of derivatives will be successful in furthering its investment objective will depend on the Sub-adviser(s) ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because derivatives are often bilateral contracts and because they may have terms of greater than seven days, they may be considered illiquid. Moreover, in the context of a bilateral OTC derivative, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap counterparty. Therefore, a Fund will enter into bilateral OTC derivatives only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines). Certain restrictions imposed on a Fund by the IRC may also limit the Fund’s ability to use swaps.

Regulation of OTC Derivatives

In an attempt to reduce systemic and counterparty risks associated with OTC derivatives transactions, the Dodd-Frank Act and other non-U.S. regulatory schemes which are currently being implemented impose significant new regulations on the OTC derivatives markets and, among other things, will require that a substantial portion of standardized OTC derivatives must be submitted for clearing to regulated clearinghouses and executed on regulated trading facilities. Such OTC derivatives submitted for clearing will be subject to minimum initial and variation margin requirements set by the relevant clearinghouse. In addition, the regulators have broad discretion to impose margin requirements on certain OTC derivatives that are not centrally cleared, and regulations imposing such requirements have been proposed. The requirements for clearing and margin are likely to cause an increase in the costs of transacting in OTC derivatives.

On November 16, 2012, the Department of the Treasury (“Treasury”) issued a determination (“Determination”) that both foreign exchange swaps and foreign exchange forwards should not be regulated under the CEA and therefore should be exempted from the definition of “swap” under the CEA. Accordingly, foreign exchange swaps and foreign exchange forwards are exempt from the trade execution, mandatory clearing and margin requirements under the Dodd-Frank Act. However, many commonly used foreign exchange derivatives, including foreign currency options, foreign exchange swaps and non-deliverable forward foreign exchange contracts (“NDFs”) are not exempt from the definition of “swap” and therefore are subject to these regulations. While there is currently no requirement that NDFs be centrally cleared, it is expected that such clearing will be mandated by the U.S. Commodity Futures Trading Commission (“CFTC”) in the future. In addition, the margin rules for uncleared swaps issued by the CFTC further increase the cost of using NDFs which could in turn increase the cost of hedging foreign exchange risks.

Although certain limited exemptions from the clearing and margin requirements may be available to Funds, the OTC derivative dealers with which the Fund may execute the majority of its OTC derivatives may not be able to rely on such exemptions with respect to their hedging activities, and the increased costs that may be borne by the dealers may be passed through to their counterparties, such as the Funds, in the form of higher fees and less favorable dealer marks. As a result of these factors, it may become more difficult and costly for investment funds, including the Fund, to enter into highly tailored or customized transactions. They may also render certain strategies in which the Fund might otherwise engage impossible or so costly that they will no longer be economical to implement.

Absent an exemption, certain OTC derivatives market participants subject to U.S. regulations may be required to register in specified capacities with the Commodity Futures Trading Commission or the Securities Exchange Commission (e.g., as a swap dealer, securities-based swap dealer, major swap participant, major securities-based swap participant, futures commission merchant, commodity pool operator, commodity trading advisor, etc.). It is possible that, in the future, the Fund and/or the Manager may be required to register with a regulator in one or more of these capacities and will become subject to applicable regulatory requirements. Such dealers and major participants with whom the Fund may trade will be subject to minimum capital and margin requirements, and these requirements may apply irrespective of whether the OTC derivatives in question are exchange-traded or cleared. Swap dealers are subject to certain external and internal business conduct standards, disclosure

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requirements, reporting and recordkeeping requirements, transparency requirements, position limits, limitations on conflicts of interest, and other regulatory requirements. These requirements may increase the overall costs for OTC derivative dealers, which may be passed along, at least partially, to market participants such as the Funds in the form of higher fees or less advantageous dealer marks.

Although the Dodd-Frank Act requires many OTC derivatives transactions previously entered into on a principal-to-principal basis to be submitted for clearing by a regulated clearing house, certain of the derivatives that may be traded by the Fund may remain principal-to-principal or OTC contracts between the Fund and third parties entered into privately. The risk of counterparty non-performance can be significant in the case of these OTC instruments, and “bid-ask” spreads may be unusually wide in these unregulated markets. To the extent not mitigated by implementation of the Dodd-Frank Act, if at all, the risks posed by such instruments and techniques, which can be complex, may include: (1) credit risks (the exposure to the possibility of loss resulting from a counterparty’s failure to meet its financial obligations); (2) market risk (adverse movements in the price of a financial asset or commodity); (3) legal risks (the characterization of a transaction or a party’s legal capacity to enter into it could render the financial contract unenforceable, and the insolvency or bankruptcy of a counterparty could pre-empt otherwise enforceable contract rights); (4) operational risk (inadequate controls, deficient procedures, human error, system failure or fraud); (5) documentation risk (exposure to losses resulting from inadequate documentation); (6) liquidity risk (exposure to losses created by inability to prematurely terminate the derivative); (7) systemic risk (the risk that financial difficulties in one institution or a major market disruption will cause uncontrollable financial harm to the financial system); (8) concentration risk (exposure to losses from the concentration of closely related risks such as exposure to a particular industry or exposure linked to a particular entity); and (9) settlement risk (the risk faced when one party to a transaction has performed its obligations under a contract but has not yet received value from its counterparty).

OTC Derivatives Transactions are subject to Rule 18f-4 under the 1940 Act.

Interest Rate Derivatives

The Core Fixed Income Fund, with respect to 20% of its total assets, and the International Fixed Income Fund, with respect to 20% of its total assets, may enter into swaps. The Inflation-Linked Fixed Income Fund may invest, without limitation, in derivative instruments, such as swap agreements. A “fixed-for-floating” interest rate swap generally allows two counterparties to exchange their fixed and variable rate liabilities. Index swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices. A total return swap allows for the exchange of the rate of return on an index, such as the Bloomberg U.S. Aggregate BondTM Index, for a variable interest rate. A swaption gives the purchaser the right to enter into a specified amount of a swap contract on or before a specified future date. The Funds may use these instruments so long as the underlying instrument is a security or index of an asset type permitted in the guidelines. To the extent a Fund invests in foreign currency-denominated securities, it may also invest in foreign exchange rate contracts, which are described in further detail below.

Depending on the terms of the particular option agreement, the Emerging Markets Equity Fund, Core Fixed Income Fund and International Fixed Income Fund will each generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Credit Default Swaps

Credit default swaps are a mechanism to either purchase or sell default protection. As a purchaser of a credit default swap, the Fund pays a premium to enter into an arrangement that protects a portfolio security in the event of a default with respect to the issuer of that security. As a seller of a credit default swap, the Fund collects a

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premium for selling protection. Consequently, credit default swaps may be used to obtain credit default protection or enhance portfolio income. The Funds may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms. Although certain index credit default swaps are currently subject to mandatory clearing, single name and certain other index credit default swaps are still transacted in the bilateral OTC derivatives market. As discussed above, swaps have risks associated with them, including the possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

For purposes of applying a Fund’s investment policies and restrictions, swap agreements are generally valued by a Fund at market value. In the case of a credit default swap, however, in applying certain of the Funds’ investment policies and restrictions a Fund will value the swap at its notional amount or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Funds’ other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines because such value reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Foreign Exchange Contracts

The Funds may invest in securities quoted or denominated in foreign currencies and may hold currencies to meet settlement requirements for foreign securities. To protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies, Funds may engage in different types of foreign exchange transactions (collectively, “Foreign Exchange Contracts”) including, for example, forward foreign exchange contracts, non-deliverable forward exchange transactions, foreign exchange swaps, foreign exchange options, foreign exchange futures transactions and options on foreign exchange futures transactions. Each of these transaction types is described below. The amount the Fund may invest in Foreign Exchange Contracts is limited to the amount of the Fund’s aggregate investments in foreign currencies.

Generally, forward foreign exchange contracts are privately-negotiated bilateral agreements solely involving the exchange of 2 different currencies on a specific future date at a fixed exchange rate agreed upon at the inception of the transaction. They are distinguishable from so-called non-deliverable forward foreign exchange contracts which are discussed further below. Typically, forward foreign exchange contracts (i) are traded in an interbank market conducted directly between currency traders (typically commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements and (iii) are consummated without payment of any commissions. The Funds, however, may enter into forward foreign exchange contracts requiring deposits and/or commissions. In fact, the Board of Governors of the Federal Reserve System has implemented supervisory guidance to the effect that federally regulated banks must collect variation margin payments from certain types of financial institutions which may include the Funds in connection with forward foreign exchange contracts. There currently is no central clearing system for such forward foreign exchange contracts entered into on this market and, accordingly, if a Fund wishes to ‘close out’ any such contracts entered into on this market before the specified date, it will be reliant upon the agreement of the relevant counterparty.

At or before the maturity of a forward foreign exchange contract, a Fund may either sell a portfolio security denominated in the same currency as its obligations under the forward foreign exchange contract and use the

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proceeds of such sale to make delivery under the forward foreign exchange contract or retain the security and offset its obligation to deliver the currency under the forward foreign exchange contract by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent movement has occurred in forward currency contract prices during the period between the Fund’s entering into the original forward foreign exchange contract and entering into the offsetting contract. Should forward prices decline during this period, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

There are a number of risks associated with entering into forward foreign exchange contracts. These may include settlement risk, which is the risk of loss when one party to the forward foreign exchange contract delivers the currency it sold but does not receive the corresponding amount of the currency it bought. Although many forward foreign exchange transactions mitigate this risk through the use of a payment-versus-payment (“PVP”) settlement arrangement (such as settling trades through CLS Bank International or an escrow arrangement), there is no assurance that all forward foreign exchange transactions entered into by a Fund will be subject to such a PVP arrangement and, therefore, they may be subject to settlement risk. In addition, the market for forward foreign exchange contracts may be limited with respect to certain currencies such that, upon a contract’s maturity, a Fund may be unable to negotiate with the dealer to enter into an offsetting transaction. Moreover, there can be no assurance that an active forward foreign exchange contract market will always exist. Another risk associated with forward foreign exchange contracts is that the correlation between movements in the prices of those contracts and movements in the price of the underlying currency hedged or used for cover may not be perfect. These factors may restrict a Fund’s ability to successfully hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular security. In addition, although forward foreign exchange contracts may mitigate the risk of loss resulting from a decline in the value of a hedged currency, they may also limit the potential gain that might result should from an increase in the value of the hedged currency. If a currency devaluation is generally anticipated, a Fund may not be able to contract to sell currency at a price above the devaluation level it anticipates.

The successful use of forward foreign exchange contracts as a hedging technique draws upon special skills and experience with respect to these instruments and usually depends on the ability of the Fund’s Sub-adviser to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of forward foreign exchange contracts or may realize losses and thus be in a worse position than if those strategies had not been used. Many forward foreign exchange contracts are subject to no daily price fluctuation limits so adverse market movements could continue with respect to those contracts to an unlimited extent over a period of time.

To assure that a Fund’s forward foreign exchange contracts are not used to achieve investment leverage, the Fund will segregate cash or high-grade securities with its custodian in an amount at all times equal to or exceeding the Fund’s commitment with respect to these contracts.

A non-deliverable forward foreign exchange contract or “NDF” generally is similar to a forward foreign exchange contract, except that at maturity the NDF does not require physical delivery of currencies; rather, an NDF typically is settled in U.S. dollars or another reserve currency. One of the currencies involved in the transaction, usually an emerging market currency, may be subject to capital controls or similar restrictions, and is therefore said to be ‘‘non-deliverable.’’ Thus, under an NDF, the transaction terms provide for the payment of a net cash settlement amount on the settlement date in lieu of delivery of the notional amounts of the bought currency and the sold currency. The cash settlement amount is determined by converting the notional amount of one of the currencies (the “reference currency”) into the other currency (the “settlement currency”) at a spot foreign exchange rate that is observed on a pre-agreed pricing source or determined using another pre-agreed method (such source or method, the “settlement rate option”) on a date (a “valuation date”) prior to the

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settlement date, and netting the currency amounts so that a single net payment in the settlement currency is made on the settlement date by the party owing the excess. In some NDFs, each of the bought currency and the sold currency is converted into a third currency that serves as the settlement currency. In either case, under an NDF no payment or account transfer takes place in the reference currency.

Futures and Options on Futures

Each Fund may enter into futures contracts and purchase and write (sell) options on futures contracts, including but not limited to interest rate, securities index and foreign currency futures contracts and put and call options on these futures contracts. These contracts will be entered into only upon the concurrence of the Sub-adviser that such contracts are necessary or appropriate in the management of a Fund’s assets. These contracts will be entered into on exchanges designated by the CFTC or, consistent with CFTC regulations, on foreign exchanges. These transactions may be entered into for bona fide hedging and other permissible risk management purposes including protecting against anticipated changes in the value of securities a Fund intends to purchase.

The Funds may buy and sell index futures contracts with respect to any index traded on a recognized exchange or board of trade. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price, and the actual level of the stock index at the expiration of the contract. Generally, contracts are closed out prior to the expiration date of the contract.

All futures and options on futures positions will be covered by owning the underlying security or segregation of assets. With respect to long positions in a futures contract or option (e.g., futures contracts to purchase the underlying instrument and call options purchased or put options written on these futures contracts or instruments), the underlying value of the futures contract at all times will be covered by liquid assets segregated on the Fund’s assets.

A Fund may lose the expected benefit of these futures or options transactions and may incur losses if the prices of the underlying securities or commodities move in an unanticipated manner. In addition, changes in the value of a Fund’s futures and options positions may not prove to be perfectly or even highly correlated with changes in the value of its portfolio securities. Successful use of futures and related options is subject to a Sub-adviser’s ability to predict correctly movements in the direction of the securities markets generally, which ability may require different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures and options contracts may only be closed out by entering into offsetting transactions on the exchange where the position was entered into (or a linked exchange), and as a result of daily price fluctuation limits there can be no assurance that an offsetting transaction could be entered into at an advantageous price at any particular time. Consequently, a Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of its portfolio securities that are being hedged or the Fund may not be able to close a futures or options position without incurring a loss in the event of adverse price movements.

A Fund will incur brokerage costs whether or not its hedging is successful and will be required to post and maintain “margin” as a good-faith deposit against performance of its obligations under futures contracts and under options written by the Fund. Futures and options positions are marked to the market daily and a Fund may be required to make subsequent “variation” margin payments depending upon whether its positions increase or decrease in value. In this context margin payments involve no borrowing on the part of a Fund.

After an option is purchased, it may suffer a total loss of premium (plus transaction costs) if that option expires without being exercised. An option’s time value (i.e., the component of the option’s value at any time that exceeds the in-the-money amount as of such time) tends to diminish over time. Even though an option may be

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in-the-money to the purchaser at various times prior to its expiration date, the purchaser’s ability to realize the value of an option depends on when and how the option may be exercised. For example, the terms of a transaction may provide for the option to be exercised automatically if it is in-the-money on the expiration date. Conversely, the terms may require timely delivery of a notice of exercise, and exercise may be subject to other conditions (such as the occurrence or non-occurrence of certain events, such as knock-in, knock-out or other barrier events) and timing requirements, including the “style” of the option.

Options on Securities and Securities Indices

Each Fund may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

Purchasing Call and Put Options. The Funds will normally purchase call options in anticipation of an increase in the market value of securities of the type in which they may invest. The purchase of a call option will entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund will ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund will realize either no gain or a loss on the purchase of the call option.

Under a conventional cash-settled option, the purchaser of the option pays a premium in exchange for the right to receive, upon exercise of the option, (i) in the case of a call option, the excess, if any, of the reference price or value of the underlier (as determined pursuant to the terms of the option) above the option’s strike price or (ii) in the case of a put option, the excess, if any, of the option’s strike price above the reference price or value of the underlier (as so determined). Under a conventional physically-settled option structure, the purchaser of a call option has the right to purchase a specified quantity of the underlier at the strike price, and the purchaser of a put option has the right to sell a specified quantity of the underlier at the strike price.

A Fund will normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option will entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund’s securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund will ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise, the Fund will realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

Risks of Trading Options. The risk-return profile of an option may vary depending on the characteristics of the relevant transaction. For example, a “knock-out option” may expire prior to the scheduled expiration date if the reference price or value of the underlier falls below, in the case of a put option, or exceeds, in the case of a call option, an agreed upon price or value at specific points in time, or at any time during the exercise period, depending upon how the option is structured. The buyer of such an option bears the risk of reference price movements causing the option to expire prior to the scheduled expiration date. Transaction terms that give a party the right to extend or accelerate the scheduled termination date of a transaction are economically equivalent to options. Such features may cause holders of such options to incur significant losses if exercised against them. The option premium in respect of such features may be in the form of an explicit payment or may be implicit in other terms of the transaction.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If a Fund is unable to affect a closing purchase transaction with

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respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (“OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. A Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counter-party to such option. Such purchases are referred to as “closing purchase transactions.” A Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over the counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

Transactions by a Fund in options on securities and indices may be subject to limitations established by the CFTC, SEC, relevant self-regulatory organizations, each relevant exchange, board of trade or other trading facility governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options that a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on a Sub-adviser’s ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition to the risks of imperfect correlation between a Fund’s portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

Writing Covered Call and Put Options on Securities and Securities Indices. Each Fund, except the Ultra-Short Term Fixed Income Fund, may also write (sell) covered call and put options on any securities and on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and typically does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

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A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. A Fund may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.

The Trust, on behalf of the Funds to which this SAI relates, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”), as amended, and the rules of the CFTC promulgated thereunder, with respect to the Funds’ operation. Accordingly, none of the Funds or CGAS is subject to registration or regulation as a CPO. Although CGAS has concluded based on its communications with and oversight of the Funds’ Sub-advisers that as of the date of this SAI the Funds currently operate within the exclusions from CFTC regulation, there is no certainty that a Fund or CGAS will be able to continue to rely on an exclusion from CFTC regulation in the future. A Fund may determine not to use investment strategies that trigger additional CFTC regulation or may determine to operate subject to CFTC regulation, if applicable. In addition, the Sub-advisers of a Fund that registers with the CFTC as a commodity pool may have to register with the CFTC as commodity trading advisers, unless an exemption from such registration applies. If a Fund or CGAS operates subject to CFTC regulation, it may incur additional expenses.

Illiquid Securities

Each Fund will not invest more than 15% of its net assets in illiquid and other securities that are not readily marketable. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Certain investments or asset classes may be illiquid investments due to restrictions on trading or limitations on transfer that would affect a determination of liquidity. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (“1933 Act”), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid by the Sub-adviser. The Sub-advisers determine the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board. The Board monitors the Sub-advisers’ application of these guidelines and procedures. The inability of a Fund to dispose of illiquid investments readily or at reasonable prices could impair the Fund’s ability to raise cash for redemptions or other purposes.

Inflation-indexed Bonds

The Core Fixed Income Fund, International Fixed Income Fund, Inflation-Linked Fixed Income Fund and Ultra-Short Term Fixed Income Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

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If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a rate greater than inflation, real interest rates may rise, possibly leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to factors other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the U.S. inflation rate.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Investments in Investment Companies

Each Fund may invest in the securities of other investment companies to the extent such investments are consistent with the Fund’s investment objectives and policies and permissible under the 1940 Act.

Pursuant to Section 12(d)(1) of the 1940 Act, subject to certain exceptions, a registered investment company may not acquire the securities of other domestic or foreign investment companies if, as a result: (i) more than 10% of the acquiring fund’s total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the acquiring fund, or (iii) more than 5% of the acquiring fund’s total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. In addition, a registered investment company is not subject to the 3% limitation if (i) an ETF acquired by the fund, or the acquiring fund itself, has received an order for exemptive relief from the 3% limitation from the SEC and (ii) the ETF and the acquiring fund take appropriate steps to comply with any conditions in such order. In the alternative, a registered investment company may rely on Rule 12d1-3 under the 1940 Act, which allows unaffiliated mutual funds to exceed the 5% limitation and the 10% limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by FINRA for funds of funds.

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Rule 12d1-4 under the 1940 Act permits a Fund to invest in other investment companies, including exchange-traded funds (“ETFs”), beyond the statutory limits of Section 12(d)(1)(A), subject to certain conditions that are similar to those previously imposed on the Funds through exemptive orders. In connection with its adoption of Rule 12d1-4 on January 19, 2022, the SEC rescinded such exemptive orders, and certain other rules. Notwithstanding the foregoing, an investment company that is an acquired fund of a registered investment company in reliance on Section 12(d)(1)(G) of the 1940 Act, generally will not be permitted to invest in shares of other investment companies beyond the limits set forth in Section 12(d)(1)(A), other than in the limited circumstances set forth in Rule 12d1-4.

A registered investment company also may invest its uninvested cash reserves or cash it receives as collateral from borrowers of its portfolio securities in connection with the fund’s securities lending program, in shares of one or more money market funds, which investments will not be subject to the limitations described above.

If a Fund invests in, and thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations. Investment companies may include index-based investments, such as ETFs that hold substantially all of their assets in securities representing a specific index. The main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Lending Portfolio Securities

Consistent with applicable regulatory requirements, each Fund, except the Municipal Bond Fund, may lend portfolio securities to brokers, dealers and other financial organizations. A Fund will not lend securities to affiliated companies unless the Fund has applied for and received specific authority to do so from the SEC. A Fund’s loan of securities will be collateralized by cash, letters of credit or U.S. government securities. A Fund will maintain the collateral in an amount at least equal to the current market value of the loaned securities. From time to time, a Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third-party that is unaffiliated with the Fund and is acting as a “finder.” A Fund will comply with the following conditions whenever it loans securities: (i) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Board must terminate the loan and regain the right to vote the securities. Generally, the borrower of any portfolio securities will be required to make payments to the lending Fund in lieu of any dividends the Fund would have otherwise received had it not loaned the securities to the borrower. Any such payments, however, will not be treated as “qualified dividend income” for purposes of determining what portion of the Fund’s regular dividends (as defined below) received by individuals may be taxed at the rates generally applicable to long-term capital gains (see “Taxes” below). Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Manager to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. A

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Fund will minimize this risk by limiting the investment of cash collateral to money market funds or high quality instruments with short maturities or funds that invest only in such instruments.

A Fund may invest the cash received as collateral through loan transactions in other eligible securities, including shares of a registered money market fund or unregistered money market fund that complies with the requirements of Rule 2a-7 under the 1940 Act, including funds that do not seek to maintain a stable $1.00 per share NAV. Investing the cash collateral subjects a Fund’s investments to market appreciation or depreciation. A Fund remains obligated to return all collateral to the borrower under the terms of its securities lending arrangements, even if the value of the investments made with the collateral has declined. Accordingly, if the value of an investment declines, a Fund would be required to liquidate other investments in order to return collateral to the borrower at the end of a loan.

LIBOR Transition Risk

A Fund may be exposed to financial instruments that recently transitioned from, or continue to be tied to, the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value. Such instruments may include bank loans, derivatives, floating rate securities, and other assets or liabilities. The United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, has ceased publishing all LIBOR settings on a representative basis. In April 2023, however, the FCA announced that some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. The Secured Overnight Financing Rate (“SOFR”), which is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement market, has been used increasingly on a voluntary basis in new instruments and transactions. Under U.S. regulations that implement a statutory fallback mechanism to replace LIBOR, benchmark rates based on SOFR have replaced LIBOR in different categories of financial contracts.

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Parties to contracts, securities, or other instruments using LIBOR may disagree on transition rates or the application of transition regulation, potentially resulting in uncertainty of performance and the possibility of litigation. A Fund may have instruments linked to other interbank offered rates that may also cease to be published in the future.

Money Market Instruments

Money market instruments include: U.S. government securities, certificates of deposit, time deposits and bankers’ acceptances issued by domestic banks (including their branches located outside the U.S. and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. Certificates of deposit (“CDs”) are short-term, negotiable obligations of commercial banks. Time deposits (“TDs”) are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Mortgage-Backed Securities

The Core Fixed Income Fund, High Yield Fund, International Fixed Income Fund, Inflation-Linked Fixed Income Fund, Ultra-Short Term Fixed Income Fund and Alternative Strategies Fund may invest in mortgage-related securities including mortgage-backed securities. The average maturity of pass-through pools of mortgage-

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backed securities varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

Mortgage-backed securities may be classified as private, governmental or government-related, depending on the issuer or guarantor. Private mortgage-backed securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage-backed securities are backed by the full faith and credit of the U.S. Government National Mortgage Association (“GNMA”), the principal U.S. guarantor of such securities, is a wholly-owned U.S. governmental corporation within the Department of Housing and Urban Development (“HUD”). Government related mortgage-backed securities are not backed by the full faith and credit of the United States. Issuers of these securities include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and Federal Home Loan Mortgage Corporation (“FHLMC” or Freddie Mac”). FNMA is a government-sponsored corporation owned entirely by private stockholders that is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a government sponsored corporation owned entirely by private stockholders that is subject to general regulation by the Secretary of HUD. Participation certificates representing interests in mortgages from FHLMC’s national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC. On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) and the U.S. Treasury began a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities under conservatorship with the FHFA. Under the plan of conservatorship, the FHFA has assumed control of, and generally has the power to direct, the operations of Fannie Mae and Freddie Mac, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to (1) take over the assets of and operate Fannie Mae and Freddie Mac with all the powers of the shareholders, the directors, and the officers of Fannie Mae and Freddie Mac and conduct all business of Fannie Mae and Freddie Mac; (2) collect all obligations and money due to Fannie Mae and Freddie Mac; (3) perform all functions of Fannie Mae and Freddie Mac which are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of Fannie Mae and Freddie Mac; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator.

In connection with the actions taken by the FHFA, the U.S. Treasury has entered into certain preferred stock purchase agreements (SPAs) with each of Freddie Mac and Fannie Mae which establish the U.S. Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae. The senior preferred stock was issued in connection with financial contributions from the U.S. Treasury to Freddie Mac and Fannie Mae. Although the SPAs are subject to amendment from time to time, currently the U.S. Treasury is obligated to provide such financial contributions up to an aggregate maximum amount determined by a formula set forth in the SPAs, and until such aggregate maximum amount is reached, there is not a specific end date to the U.S. Treasury’s obligations.

Since mid-2007, the residential mortgage market has been subject to extensive litigation and legislative and regulatory scrutiny. The result has been extensive reform legislation and regulations including with respect to loan underwriting, mortgage loan servicing, foreclosure practices and timing, loan modifications, enhanced disclosure and reporting obligations and risk retention. Numerous laws, regulations and rules related to residential mortgage loans generally, and foreclosure actions particularly, have been proposed or enacted by federal, state and local governmental authorities, which may result in delays in the foreclosure process, reduced payments by borrowers, modification of the original terms of mortgage loans, permanent forgiveness of debt,

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increased prepayments due to the availability of government-sponsored refinancing initiatives and/or increased reimbursable servicing expenses. Any of these factors could result in delays and reductions in distributions to residential mortgage-backed securities and may reduce the amount of investment proceeds to which a Fund would be entitled. The conservatorship of Fannie Mae and Freddie Mac and the current uncertainty regarding the future status of these organizations may also adversely affect the mortgage market and the value of mortgage-related assets. It remains unclear to what extent the ability of Fannie Mae and Freddie Mac to act as the primary sources of liquidity in the residential mortgage markets, both by purchasing mortgage loans for their own portfolios and by guaranteeing mortgage-backed securities, may be curtailed. Legislators have repeatedly unveiled various plans to reduce and reform the role of Fannie Mae and Freddie Mac in the mortgage market and, possibly, wind down both institutions. Although it is unclear whether, and if so how, those plans may be implemented or how long any such wind-down or reform of Fannie Mae and Freddie Mac, if implemented, would take, a reduction in the ability of mortgage loan originators to access Fannie Mae and Freddie Mac to sell their mortgage loans may adversely affect the financial condition of mortgage loan originators. In addition, any decline in the value of agency securities may affect the value of residential mortgage-backed securities as a whole.

Since March 13, 2020, there have been a number of government initiatives applicable to federally backed mortgage loans in response to the economic impacts of the COVID-19 outbreak, including foreclosure and eviction moratoria, mortgage forbearance and loan modifications for borrowers and renters experiencing financial hardship due to COVID-19.

It is difficult to predict how government initiatives relating to COVID-19 may affect the federally backed mortgage market, the U.S. mortgage market as a whole and the price of securities relating to the mortgage markets. However, high forbearance rates create a real possibility of billions of dollars of loan servicers’ obligations to advance payment to investors in securities backed by mortgages in the absence of borrower payments on the underlying loans. Accordingly, the Funds cannot predict with certainty the extent to which these or similar initiatives in the future may adversely impact the value of the Funds’ investments in securities issued by Fannie Mae or Freddie Mac and in investments in securities in the U.S. mortgage industry as a whole.

The Trust expects that private and governmental entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments; that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, the Trust, consistent with the Funds’ investment objectives and policies, will consider making investments in those new types of securities on behalf of the Funds.

Mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, are not subject to the Funds’ industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular industry or group of industries.

The Core Fixed Income Fund, High Yield Fund, International Fixed Income Fund, Inflation-Linked Fixed Income Fund, Ultra-Short Term Fixed Income Fund and Alternative Strategies Fund may invest in government stripped mortgage-related securities (“SMBs”), collateralized mortgage obligations (“CMOs”) collateralized by mortgage loans or mortgage pass-through certificates and zero coupon securities, which, because of changes in interest rates, may be more speculative and subject to greater fluctuations in value than securities that currently pay interest. CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

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One type of SMB has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class) while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. Each of the Core Fixed Income Fund, International Fixed Income Fund, Inflation-Linked Fixed Income Fund and Ultra-Short Term Fixed Income Fund may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities.

The Funds may also invest in pass-through securities backed by adjustable rate mortgages that have been introduced by GNMA, FNMA and FHLMC. These securities bear interest at a rate that is adjusted monthly, quarterly or annually. The prepayment experience of the mortgages underlying these securities may vary from that for fixed rate mortgages. The Fund will purchase only mortgage-related securities issued by persons that are governmental agencies or instrumentalities or fall outside, or are excluded from, the definition of an investment company under the 1940 Act.

Foreign Mortgage-Related Securities. Foreign mortgage-related securities are interests in pools of mortgage loans made to residential home buyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-related securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.

Mortgage Dollar Roll Transactions

In order to enhance current income, the Core Fixed Income Fund, International Fixed Income Fund, Inflation-Linked Fixed Income Fund and Ultra-Short Term Fixed Income Fund may enter into mortgage dollar rolls with respect to mortgage related securities issued by GNMA, FNMA and FHLMC. In a mortgage dollar roll transaction, a Fund sells a mortgage related security to a financial institution, such as a bank or a broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage related securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale, is intended to generate income for a Fund exceeding the yield on the securities sold. Mortgage dollar roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities. At the time a Fund enters into a mortgage dollar roll transaction, it will place in a segregated custodial account liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to insure that the equivalent value is maintained. Mortgage dollar roll transactions are considered borrowings by a Fund.

Municipal Obligations

The Municipal Bond Fund invests in municipal obligations, and the Core Fixed Income Fund, International Fixed Income Fund, Inflation-Linked Fixed Income Fund and Ultra-Short Term Fixed Income Fund may also invest in municipal obligations. These are obligations issued by or on behalf of states, territories and possessions of the United States (“U.S.”) and the District of Columbia and their political subdivisions, agencies and instrumentalities the interest on which, in the opinion of bond counsel to the issuer, is excluded from gross income for regular federal income tax purposes. Municipal obligations are issued to obtain funds for various

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public purposes, including the construction of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works and gas and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, to obtain funds to loan to other public institutions and facilities or to obtain funds in anticipation of the receipt of revenue or the issuance of other obligations. Municipal obligations consist of municipal bonds, municipal notes and municipal commercial paper as well as variable or floating rate obligations and participation interests.

Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws, such as the federal Bankruptcy Code, affecting the rights and remedies of creditors. In addition, Congress or state legislatures may enact laws extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any issuer to pay when due the principal of and interest on its obligations may be materially affected.

The secondary market for municipal obligations may be less liquid than for most taxable fixed income securities, which may limit a Fund’s ability to buy and sell these obligations at times and prices the Manager believes would be advantageous. There may be less information available about the financial condition of an issuer of municipal obligations than about issuers of other publicly traded securities. Also, state and federal bankruptcy laws could hinder a Fund’s ability to recover interest or principal in the event of a default by the issuer.

The yields on municipal obligations are dependent on a variety of factors, including general market conditions, supply and demand, general conditions of the municipal market, size of a particular offering, the maturity of the obligation, and the rating of the issue.

For purposes of applying a Fund’s diversification, concentration and other restrictions, the identification of the issuer of municipal obligations depends on the terms and conditions of the obligation. The “issuer” of municipal obligations is generally deemed to be the person expected to be the source of principal and interest payments on the obligations and may be:

•	the governmental agency, authority, instrumentality or other political subdivision that issued the security;

•	the non-governmental user of a revenue bond-financed facility, the assets and revenues of which will be used to meet the payment obligations on the municipal security; or

•	the guarantor of payment obligations on the municipal obligations.

Municipal bonds, which generally have maturities of more than one year when issued, are designed to meet longer-term capital needs. Municipal bonds have two principal classifications: general obligation bonds and revenue bonds. General obligation bonds are backed by the issuer’s pledge of its full faith and credit based on its ability to levy taxes for the payment of principal and interest. These levies may be constitutionally or statutorily limited as to rate or amount. Revenue bonds are not backed by an issuer’s taxing authority but are payable only from the revenue derived from a particular facility or class of facilities. The issuer may repay these bonds from the proceeds of a special excise tax or other specific revenue source, but not the issuer’s general taxing power. Revenue bonds may include private activity bonds which may be issued by or on behalf of public authorities to finance various privately operated facilities and are not payable from the unrestricted revenues of the issuer. As a result, the credit quality of private activity bonds is frequently related directly to the credit standing of private corporations or other entities.

Private activity bonds include certain types of industrial development bonds issued by public authorities to finance various privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are, in

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most cases, revenue bonds and are generally secured by the revenues derived from payments by the private user. The payment of the principal and interest on private activity bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Private activity bonds that are issued by or on behalf of public authorities to finance privately operated facilities are considered municipal obligations if the interest paid on them qualifies as excluded from gross income (but not necessarily from alternative minimum taxable income) for federal income tax purposes in the opinion of bond counsel to the issuer.

Interest income on certain types of private activity bonds issued after August 7, 1986, to finance non-governmental activities is a specific tax preference item for purposes of the federal individual and corporate alternative minimum taxes. Individual and corporate shareholders may be subject to a federal alternative minimum tax to the extent that a Fund’s dividends are derived from interest on those bonds.

Municipal notes are short-term obligations of issuing municipalities or agencies, generally having maturities of less than three years, such as tax anticipation notes, revenue anticipation notes and bond anticipation notes. These instruments are sold in anticipation of the collection of taxes, receipt of other revenues or a bond sale. State and local governments or governmental entities issue these notes to provide short-term capital or to meet cash flow needs.

The Funds will only invest in Municipal Obligations to the extent consistent with a Fund’s fundamental and non-fundamental investment restrictions and subject to the requirements of Subchapter M of the IRC. The Municipal Bond Fund will not invest more than 25% of its total assets in municipal obligations of a single issuer and generally will seek to invest not more than 25% of its total assets in municipal obligations whose issuers are located in the same state.

Investment in Puerto Rico. To the extent a Fund invests in Puerto Rico municipal securities, the Fund’s performance will be affected by the fiscal and economic health of the Commonwealth of Puerto Rico, its political subdivisions, municipalities, agencies and authorities and political and regulatory developments affecting Puerto Rico municipal issuers. Developments in Puerto Rico may adversely affect the securities held by the Funds. Unfavorable developments in any economic sector may have far-reaching ramifications on the overall Puerto Rico municipal market. A number of events, including economic and political policy changes, tax base erosion, territory constitutional limits on tax increases, budget deficits, high rates of unemployment, Puerto Rico constitutional amendments, legislative measures, voter initiatives and other changes in the law, and other financial difficulties and changes in the credit ratings assigned to Puerto Rico’s municipal issuers, are likely to affect each Fund’s performance. The economy of Puerto Rico is closely linked to the mainland U.S. economy, as many of the external factors that affect the local economy are determined by the policies and performance of the mainland U.S. economy. Tourism makes a significant contribution to Puerto Rico’s economic activity so a decline in tourism, a change in tourism trends or an economic recession that reduces worldwide disposable income could disproportionately affect Puerto Rico’s economy relative to other economies that depend less on tourism. These challenges and uncertainties were heightened by hurricane Maria and the resulting natural disaster in Puerto Rico during the fall of 2017. Additionally, recent statements by government officials regarding management of the recovery burden may increase price volatility and the risk that Puerto Rican municipal securities held by the Funds will lose value.

Pay-in-Kind Securities

The fixed income-oriented Funds, including the Alternative Strategies Fund, may invest in pay-in-kind securities. Pay-in-kind securities are debt obligations or preferred stock that pays interest or dividends in the form of additional debt obligations or preferred stock.

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Real Estate Investment Trusts (“REITs”)

Each Fund, except the Ultra-Short Term Fixed Income Fund and Alternative Strategies Fund, may invest in REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. U.S. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the IRC. Debt securities issued by REITs, for the most part, are general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its Fund mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to industry related risks.

REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor’s 500® Stock Index (“S&P 500”).

Repurchase Agreements

Each Fund may enter into repurchase agreements. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund’s holding period. A Fund may enter into repurchase agreements with respect to U.S. government securities with member banks of the Federal Reserve System and certain non-bank dealers. Under each repurchase agreement, the selling institution is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. A Fund’s Sub-adviser, acting under the supervision of the Trustees, reviews on an ongoing basis the value of the collateral and the creditworthiness of those non-bank dealers with whom the Fund enters into repurchase agreements. A Fund will not invest in a repurchase agreement maturing in more than seven days if the investment, together with illiquid securities held by that Fund, exceeds 15% of the Fund’s total net assets. In entering into a repurchase agreement, a Fund bears a risk of loss in the event the other party to the transaction defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the

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period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

Reverse Repurchase Agreements

The Emerging Markets Equity Fund, Core Fixed Income Fund, International Fixed Income Fund, Inflation-Linked Fixed Income Fund and Ultra-Short Term Fixed Income Fund may each enter into reverse repurchase agreements with the financial institutions with which it may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities to a financial institution and agrees to repurchase them at a mutually agreed upon date, price and rate of interest. During the period between the sale and repurchase, the Fund would not be entitled to principal and interest paid on the securities sold by the Fund. The Fund, however, would seek to achieve gains derived from the difference between the current sale price and the forward price for the future purchase as well as the interest earned on the proceeds on the initial sale. Reverse repurchase agreements will be viewed as borrowings by a Fund for the purpose of calculating the Fund’s indebtedness and will have the effect of leveraging the Fund’s assets.

Short Sales

The Large Cap Equity Fund, Small-Mid Cap Equity Fund, International Equity Fund, Emerging Markets Equity Fund, Core Fixed Income Fund, International Fixed Income Fund, Inflation-Linked Fixed Income Fund and Ultra-Short Term Fixed Income Fund may seek to hedge investments or realize additional gains through short sales. The Emerging Markets Equity Fund and International Fixed Income Fund may make short sales as part of their overall portfolio management strategies or to offset a potential decline in value of a security. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund borrows the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. A portion of the net proceeds of the short sale may be retained by the broker (or by the Fund’s custodian in a special custody account), to the extent necessary to collateralize the broker and to meet margin requirements, until the short position is closed out. A Fund will also incur transaction costs in effecting short sales.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premiums, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by a Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. Thus, the Fund’s losses on short sales are potentially unlimited.

Whenever a Fund engages in short sales, it maintains cash or liquid securities in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. The assets so maintained are marked to market daily.

Management currently intends to limit the equity Funds’ (Large Cap Equity Fund, Small-Mid Cap Equity Fund, International Equity Fund and Emerging Markets Equity Fund) short sales to shares issued by ETFs. Utilizing this strategy will allow a Sub-adviser to adjust a Fund’s exposure in a particular sector, in a cost effective and convenient manner, without having to sell the Fund’s holdings of individual stocks in that sector.

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Short Sales “Against the Box.” The Large Cap Equity Fund, Small-Mid Cap Equity Fund, International Equity Fund, Emerging Markets Equity Fund, Core Fixed Income Fund, International Fixed Income Fund, Inflation-Linked Fixed Income Fund and Ultra-Short Term Fixed Income Fund may seek to hedge investments or realize additional gains through short sales. In a short sale, a Fund borrows from a broker or bank securities identical to those being sold and delivers the borrowed securities to the buying party. The Fund is said to have a short position in the securities sold until it replaces the borrowed securities, at which time it receives the proceeds of the sale. A short sale is “against the box” if the Fund owns or has the right to acquire at no added cost securities identical to those sold short.

Structured Notes

The Core Fixed Income Fund, High Yield Fund, International Fixed Income Fund, Inflation-Linked Fixed Income Fund, Ultra-Short Term Fixed Income Fund and Alternative Strategies Fund may invest in structured notes. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, indexes or other financial indicators (“Reference”) or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund’s entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent a Fund invests in these securities, however, the Sub-adviser analyzes these securities in its overall assessment of the effective duration of the Fund’s portfolio in an effort to monitor the Fund’s interest rate risk. Certain restrictions imposed on a Fund by the IRC may limit the Fund’s ability to use structured notes.

Temporary Investments

For temporary defensive purposes, during periods when a Sub-adviser of a Fund, in consultation with the Manager, believes that pursuing a Fund’s basic investment strategy may be inconsistent with the best interests of its shareholders, that Fund may invest its assets in the following money market instruments: U.S. government securities (including those purchased in the form of custodial receipts), repurchase agreements, CD and bankers’ acceptances issued by U.S. banks or savings and loan associations having assets of at least $500 million as of the end of their most recent fiscal year and high quality commercial paper. A Fund also may hold a portion of its assets in money market instruments or cash in amounts designed to pay expenses, to meet anticipated redemptions or pending investment in accordance with its objectives and policies. Any temporary investments may be purchased on a when-issued basis. A Fund’s investment in any other short-term debt instruments would be subject to the Fund’s investment objectives and policies, and to approval by the Board. For further discussion regarding money market instruments, see the section entitled, “Money Market Instruments” above.

For the same purposes, the International Equity Fund, Emerging Markets Equity Fund and International Fixed Income Fund may invest in obligations issued or guaranteed by foreign governments or by any of their political subdivisions, authorities, agencies or instrumentalities that are rated at least “AA” by an NRSRO, or if unrated, are determined by the Sub-adviser to be of equivalent quality. The Emerging Markets Equity Fund may also invest in obligations of foreign banks, but will limit its investments in such obligations to U.S. dollar-denominated obligations of foreign banks which at the time of investment: (i) have assets with a value of more

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than $10 billion; (ii) are among the 75 largest foreign banks in the world, based on the amount of assets; (iii) have branches in the U.S.; and (iv) are of comparable quality to obligations issued by U.S. banks in which the Fund may invest in the opinion of the Fund’s Sub-adviser.

U.S. Government Securities

U.S. government securities are subject to market and interest rate risk and may be subject to varying degrees of credit risk. The U.S. government securities in which the Funds may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, FHLMC, FNMA, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System. Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the U.S. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of FNMA; or (iii) only the credit of the issuer, such as securities of FHLMC. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the U.S. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities (“U.S. government securities”) include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

U.S. government securities may include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities, that may be purchased when yields are attractive and/or to enhance Fund liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. A Fund accrues income on these investments for tax and accounting purposes that is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund’s distribution obligations, in which case the Fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Coupons Under Book-Entry Safekeeping (“CUBES”), which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

If the total public debt of the U.S. Government as a percentage of gross domestic product reaches high levels as a result of combating financial downturn or otherwise, such high levels of debt may create certain systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may increase borrowing costs and cause a government to issue additional debt, thereby increasing the risk of refinancing. A high national debt also raises concerns that a government may be unable or unwilling to repay the principal or interest on its debt. Unsustainable debt levels can decline the valuation of currencies and can prevent a government from implementing effective counter-cyclical fiscal policy during economic downturns.

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An increase in national debt levels may also necessitate the need for the U.S. Congress to negotiate adjustments to the statutory debt ceiling to increase the cap on the amount the U.S. Government is permitted to borrow to meet its existing obligations and finance current budget deficits. Future downgrades could increase volatility in domestic and foreign financial markets, result in higher interest rates, lower prices of U.S. Treasury securities and increase the costs of different kinds of debt. Any controversy or ongoing uncertainty regarding statutory debt ceiling negotiations may impact the U.S. long-term sovereign credit rating and may cause market uncertainty. As a result, market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected. Although remote, it is at least theoretically possible that under certain scenarios the U.S. Government could default on its debt, including U.S. Treasury securities.

Exchange Rate-Related U.S. Government Securities. Each Fund may invest up to 5% of its assets in U.S. government securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries (“Exchange Rate-Related Securities”). The interest payable on these securities is denominated in U.S. dollars, is not subject to foreign currency risk and, in most cases, is paid at rates higher than most other U.S. government securities in recognition of the foreign currency risk component of Exchange Rate-Related Securities.

Exchange Rate-Related Securities are issued in a variety of forms, depending on the structure of the principal repayment formula. The principal repayment formula may be structured so that the security holder will benefit if a particular foreign currency to which the security is linked is stable or appreciates against the U.S. dollar. In the alternative, the principal repayment formula may be structured so that the security holder benefits if the U.S. dollar is stable or appreciates against the linked foreign currency. Finally, the principal repayment formula can be a function of more than one currency and, therefore, be designed as a combination of those forms.

Investments in Exchange Rate-Related Securities entail special risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. If currency exchange rates do not move in the direction or to the extent anticipated by the Sub-adviser at the time of purchase of the security, the amount of principal repaid at maturity might be significantly below the par value of the security, which might not be offset by the interest earned by the Fund over the term of the security. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The imposition or modification of foreign exchange controls by the U.S. or foreign governments or intervention by central banks could also affect exchange rates. Finally, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular Exchange Rate-Related Security because of conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.

For the avoidance of doubt, the Core Fixed Income Fund, High Yield Fund, International Fixed Income Fund, Inflation-Linked Fixed Income Fund and Ultra-Short Term Fixed Income Fund may invest in Exchange Rate-Related Securities in excess of these limitations.

When-Issued and Delayed Delivery Securities and Forward Commitments

Each Fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by a Fund prior to the actual delivery or payment by the other party to the transaction. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction.

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INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Trust as fundamental policies of the Funds. Each Fund’s investment objective, stated in the Prospectus, is non-fundamental. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of a Fund, which is defined in the 1940 Act as the lesser of (i) 67% or more of the shares present at a Fund meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

Fundamental Investment Restrictions—The Large Cap Equity Fund, Small-Mid Cap Equity Fund, International Equity Fund, Emerging Markets Equity Fund, Core Fixed Income Fund, High Yield Fund, International Fixed Income Fund, Municipal Bond Fund, Inflation-Linked Fixed Income Fund, Ultra-Short Term Fixed Income Fund and Alternative Strategies Fund.

1.	Except for the International Fixed Income Fund, each Fund will not deviate from the definition of a “diversified company” as defined in the 1940 Act and rules thereunder.

2.

A Fund, except the Municipal Bond Fund, will not invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, U.S. government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

3.

A Fund will not issue “senior securities” as defined in the 1940 Act, and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

4.

A Fund will not borrow money, except that (a) a Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 33 1/3% of the value of the Fund’s total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) and (b) a Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques.

5.

A Fund will not make loans. This restriction does not apply to: (a) the purchase of debt obligations in which a Fund may invest consistent with its investment objectives and policies (including participation interests in such obligations); (b) repurchase agreements; and (c) loans of its portfolio securities.

6.

A Fund will not purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent a Fund from: (a) investing in and selling securities of issuers engaged in the real estate business and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds; (c) trading in futures contracts and options on futures contracts or (d) investing in or purchasing real estate investment trust securities.

7.

A Fund will not engage in the business of underwriting securities issued by other persons, except to the extent that a Fund may technically be deemed to be an underwriter under the 1933 Act in disposing of portfolio securities.

8.

A Fund will not purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities). For purposes of this restriction, the deposit or payment by a Fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

9.

The Municipal Bond Fund will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in tax exempt general obligation, revenue and private activity bonds and notes, which are issued by or on behalf of states, territories or possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities (including Puerto Rico, the Virgin Islands and Guam).

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The following are non-fundamental investment restrictions and may be changed by a vote of a majority of Board at any time upon at least 60 days’ prior notice to shareholders. Each Fund’s investment objective, stated in the Prospectus, is non-fundamental.

Non-Fundamental Investment Restrictions—The Large Cap Equity Fund, Small-Mid Cap Equity Fund, International Equity Fund, Emerging Markets Equity Fund, Core Fixed Income Fund, High Yield Fund, International Fixed Income Fund, Municipal Bond Fund, Inflation-Linked Fixed Income Fund, Ultra-Short Term Fixed Income Fund and Alternative Strategies Fund.

1.	A Fund will not invest in oil, gas or other mineral leases or exploration or development programs.

2.

A Fund (except the Core Fixed Income Fund and International Fixed Income Fund) will not make short sales of securities, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold and provided that transactions in futures contracts and options are not deemed to constitute selling securities short. The Large Cap Equity Fund, Small-Mid Cap Equity Fund, International Equity Fund, Emerging Markets Equity Fund and Inflation-Linked Fixed Income Fund may engage in short sales on shares issued by ETFs.

3.	A Fund will not make investments for the purpose of exercising control or management.

4.

A Fund will not purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.	A Fund will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

6.

The Large Cap Equity Fund will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of large capitalization companies or in other investments with similar economic characteristics. The Fund defines large capitalization companies as companies with market capitalizations similar to companies in the Russell 1000® Index. Securities of companies whose market capitalizations no longer meet this definition after purchase by the Fund still will be considered securities of large capitalization companies for purposes of the Fund’s 80% investment policy. The size of companies in the index changes with market conditions and the composition of the index.

7.

The Small-Mid Cap Equity Fund will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of small-mid capitalization companies or in other investments with similar economic characteristics. The Fund defines small-mid capitalization companies as companies with market capitalizations not exceeding the highest month-end market capitalization value of any stock in the Russell 2500® Index or the Russell Mid Cap index for the previous 12 months, whichever is greater. Securities of companies whose market capitalizations no longer meet this definition after purchase by the Fund still will be considered securities of small-mid capitalization companies for purposes of the Fund’s 80% investment policy. The size of the companies in the index changes with market conditions and the composition of the index.

8.

The International Equity Fund will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of companies located outside the U.S.

9.

The Emerging Markets Equity Fund will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of issuers located in emerging markets countries, which are generally defined as countries that may be represented in a market index such as the MSCI Emerging Markets Index (Net) or having per capita income in the low to middle ranges, as determined by the World Bank, the United Nations, the International Finance Corporation, or the European Bank for Reconstruction and Development.

10.	The Core Fixed Income Fund will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income instruments.

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11.

The High Yield Fund will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. dollar-denominated high yield fixed income securities of corporate issuers rated below investment grade by two or more nationally recognized statistical rating organizations, or, if unrated, of equivalent quality as determined by the Sub-advisers.

12.	The International Fixed Income Fund will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income instruments.

13.

The Inflation-Linked Fixed Income Fund will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities among the following general asset classes: inflation-indexed securities issued by governments, corporations, and municipal issuers; investment grade and high-yield fixed-income securities issued by governments, corporations, and municipal issuers; and short-term non-dollar denominated debt securities.

14.

The Ultra-Short Term Fixed Income Fund will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities among the following general asset classes: inflation-indexed securities issued by governments, corporations, and municipal issuers; investment grade and high-yield fixed-income securities issued by governments, corporations, and municipal issuers; and short-term non-dollar denominated debt securities, with maturities of less than or equal to two years.

The percentage limitations contained in the restrictions listed above (other than with the fundamental investment restriction regarding borrowing described above) apply at the time of purchase of securities. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances causes a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.

From time to time, a Fund may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as a Fund, and the acquisition is determined to be beneficial to Fund shareholders (“Voluntary Action”). Notwithstanding any percentage investment limitation listed under this “Investment Restrictions” section or any percentage investment limitation of the 1940 Act or rules thereunder, if a Fund has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and the Fund will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, prior to the receipt of the securities or instruments and after announcement of the offering, the Fund sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.

Department of Labor (“DOL”) Exemption. Sales of Fund shares under certain investment advisory programs sponsored or advised by Morgan Stanley or its affiliates (“Investment Advisory Programs”) to clients that are employee benefit plans, IRAs or Keogh Plans (collectively, “Plans”) are subject to regulation by the Department of Labor (“DOL”) and the provisions of the Employee Retirement Income Security Act of 1974, as amended and/or the prohibited transaction provisions of Section 4975 of the IRC, as amended. Citigroup Global Markets Inc., the Funds’ former distributor (“CGMI”), through its predecessors, received a prohibited transaction exemption from the DOL covering certain transactions in shares of the Funds in connection with a Plan’s participation in the TRAK Personalized Investment Advisory Services Program (now TRAK® Pathway), and Morgan Stanley Wealth Management will comply with applicable requirements and conditions of other applicable exemptions with respect to the other investment advisory programs under which Fund shares are sold.

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TRUSTEES AND OFFICERS OF THE TRUST

The Trust’s Board of Trustees (“Board” or “Trustees”) is responsible for overseeing the Trust’s management and operations. The Board approves all significant agreements between the Trust and the companies that furnish services to the Funds, including agreements with the Trust’s distributor, Sub-advisers, custodian, transfer agent and administrator. The Board elects officers who are responsible for the day-to-day operations of the Trust and the Funds and who execute policies authorized by the Board.

Consulting Group Advisory Services LLC (“CGAS” or “Manager”), a business of Morgan Stanley Wealth Management, serves as the investment adviser for each Fund. The Funds employ a “multi-manager” strategy. The Manager selects and oversees professional money managers (each a “Sub-adviser,” collectively, the “Sub-advisers”) who are responsible for investing the assets of the Funds allocated to them. In addition to investment management services, the Manager monitors and supervises the services provided to the Trust by its administrator. The Manager also is responsible for conducting all operations of the Trust, except those operations contracted to the Sub-advisers, the custodian, the transfer agent and the administrator.

The names of the Trustees and officers of the Trust as of January 1, 2024, their addresses and years of birth, together with information as to their principal business occupations and, for the Trustees, other board memberships they have held during the past five years, are set forth below. The executive officers of the Trust are employees of organizations that provide services to the Funds.

INDEPENDENT TRUSTEES

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held During Past Five Years by Trustee
Adela Cepeda 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1958	Chairperson and Trustee	Since 2008 (Chair since 2021)	Managing Director, PFM Financial Advisors, LLC (Financial Advisory) (2016-December 2019); and formerly, President, A.C. Advisory, Inc. (Financial Advisory) (1995-September 2016)	11	Director, BMO Financial Corp. (2012-present); Trustee, Mercer Funds (2005-present); Trustee, UBS Funds (2004- present); and formerly, Director, Fort Dearborn Income Securities (2000-August 2016)

Mark J. Reed 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1964	Trustee and Chair of Nomination and Governance Committee	Since 2007 (Chair Since 2022)	Vice President, Financial Advisor and Portfolio Manager, Wealth Enhancement Group (4/2021 to present), Principal and Portfolio Manager, North American Management Corp. (Investment Advisory) (2013-2021)	11	None

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Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held During Past Five Years by Trustee
W. Thomas Matthews 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1949	Trustee	Since 2009 (Interested Trustee from 2006-2009)	Retired; Advisor, Smith Barney (2005-2007)	11	Chairman Emeritus, Congressional Medal of Honor Foundation (2009-present); formerly Treasurer (2009-2016); and Chairman Emeritus, America’s Warrior Partnership (2017- present), formerly, Chairman (2013-2016) and Director (2013-2017)

Eric T. McKissack, CFA® 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1953	Trustee	Since 2013	Founder and Chief Executive Officer Emeritus, Channing Capital Management, LLC (Investment Management) (2017-December 2019); and formerly, Chief Executive Officer, Channing Capital Management, LLC (2004-2017)	11	Trustee and Chairman, FlexShares Funds (2011- present); Director, Farmer Mac (2021-present; Trustee, The Art Institute of Chicago (2002-present); and Director, Shirley Ryan AbilityLab Keystone Board (formerly Rehabilitation Institute of Chicago) (2000-present)

Teresa S. Westbrook 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1959	Trustee Audit Committee Chair	Since 2020 (Chair Since 2021)	CPA/ Partner, Deloitte & Touche LLP (1999-2015)	11	None

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INTERESTED TRUSTEE

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held During Past Five Years by Trustee
Paul Ricciardelli** Morgan Stanley 750 7th Avenue, 14th Floor, New York, NY 10019 Birth Year: 1969	Trustee and Chief Executive Officer and President	Since April 2017	Head of Morgan Stanley Portfolio Solutions (formerly Wealth Advisory Solutions), Morgan Stanley (March 2017-present; Head of IAR/GIMA, Morgan Stanley (2011-2018); and formerly, Head of Manager Solutions, Morgan Stanley (2015-March 2017)	11	None

OFFICERS

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past Five Years
Francis Smith Morgan Stanley 750 7th Avenue, 10th Floor New York, NY 10019 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2014	Managing Director, Morgan Stanley (2017-present); formerly Executive Director, Morgan Stanley (2001-2016); and Treasurer and Principal Financial Officer of various Morgan Stanley Funds (2003-present)

Eric Metallo Morgan Stanley 750 7th Avenue, 34th Floor New York, NY 10019 Birth Year: 1976	Chief Legal Officer and Secretary	Since August 2015	Executive Director, Morgan Stanley Wealth Management (2014-present); and formerly Senior Vice President and Associate General Counsel, PineBridge Investments (2011-2014)

Joseph Signora Morgan Stanley 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1977	Chief Compliance Officer	Since December 2017	Executive Director, Morgan Stanley (2017-present

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Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past Five Years
Robert Garcia Morgan Stanley 750 7th Avenue, 14th Floor New York, NY 10019 Birth Year: 1983	Chief Operating Officer Investment Officer Co-Chief Operating Officer	Since May 2016 Since July 2015 August 2015- May 2016	Head of Operations and Strategy, Morgan Stanley (2017-present); Head of Portfolio Operations-WMIR, Morgan Stanley (2016-present); Head of Packaged Digital Solutions, Morgan Stanley (2015-present)

Saylor Barnette Morgan Stanley 750 7th Avenue, 14th Floor New York, NY 10019 Birth Year: 1991	Investment Officer	Since December 2023	Portfolio Solutions Analyst, Morgan Stanley (2022-present); Air Defense Officer, U.S. Army (2014-2022)

Franceen Jansen Morgan Stanley 750 7th Avenue, 14th Floor New York, NY 10019 Birth Year: 1959	Investment Officer	Since August 2015	Business Unit Manager/Executive Director, Morgan Stanley (2010-present)

Andrew Cohen Morgan Stanley 750 7th Avenue, 14th Floor New York, NY 10019 Birth Year: 1978	Investment Officer	Since May 2022	Portfolio Manager, Morgan Stanley Portfolio Solutions (2022-present); Director of Investment Research, E*TRADE Financial (2015-2021)

Sukru Saman Morgan Stanley 750 7th Avenue, 14th Floor New York, NY 10019 Birth Year: 1972	Investment Officer	Since August 2015	Investment Officer, Morgan Stanley Wealth Management (2013-present)

Angela Degis Morgan Stanley 750 7th Avenue, New York, NY 10019 Birth Year: 1967	Investment Officer	Since May 2022	Portfolio Manager, Morgan Stanley (2020-present)

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Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past Five Years
James Totino Morgan Stanley 750 7th Avenue, 14th Floor New York, NY 10019 Birth Year: 1970	Investment Officer	Since May 2018	Portfolio Specialist, Investment Officer, Morgan Stanley (2018-present); and formerly Investment Officer, Morgan Stanley (2011-2018)

Mark Nolan Morgan Stanley 1633 Broadway New York, NY 10019 Birth Year: 1981	Anti-Money Laundering (“AML”) Compliance Officer	Since March 2023	Executive Director GFC WM Advisory, Morgan Stanley (2022-present); Vice President Anti-Financial Crimes Organization & Advisory; Deputy MLRO Cayman Islands, Deutsche Bank (2017-2023)

James J. Tracy Morgan Stanley 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1957	Product Management Officer Trustee Chief Executive Officer and President	Since May 2016 2013-2015 2013-2015	Managing Director, Head of Consulting Group and Graystone Consulting (2018-present); Managing Director, Director of Consulting Group and Practice Management (2016-2018)

Lonnie Bae Morgan Stanley 750 7th Avenue, 10th Floor New York, NY 10019 Birth Year: 1968	Assistant Treasurer Vice President	Since 2023 Since 2001	Vice President, Morgan Stanley (2001-present)

Suzan M. Barron Brown Brothers Harriman & Co. (“BBH&Co.”) 50 Post Office Square Boston, MA 02110 Birth Year: 1964	Assistant Secretary	Since 2011	Senior Vice President and Senior Investor Services Counsel, Corporate Secretary Legal Administration Practice of Fund Administration, BBH&Co. (2005-present); Secretary, BBH Trust (2009-2022)

*	Each Trustee remains in office until he or she resigns, retires or is removed.
**	Mr. Ricciardelli is an “interested person” of the Trust as defined in the 1940 Act because of his position with Morgan Stanley.
***

The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

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Board Composition and Leadership Structure

Currently, five of the six Trustees on the Board (83.33%) are not “interested persons” (as defined in the 1940 Act) of the Trust and as such are not affiliated with the Manager or any Sub-adviser (“Independent Trustees”). On January 1, 2021, the Board appointed Ms. Cepeda, an Independent Trustee, to serve as Chairperson of the Board. There are two primary committees of the Board: the Audit Committee and the Corporate Governance and Nominating Committee. Each Committee is chaired by an Independent Trustee and comprised solely of Independent Trustees. The Board has determined that this leadership structure is appropriate given the specific characteristics and circumstances of the Trust and in light of the services that the Manager and its affiliates and the Sub-advisers provide to the Trust and potential conflicts of interest that could arise from these relationships. The Board believes that the existing Board structure is appropriate because, among other things, it allows the Independent Trustees to exercise independent business judgment in evaluating the Trust’s management and service providers.

Board Oversight of Risk Management

The Board considers risk management issues as part of its general oversight responsibilities. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust, primarily the Manager and its affiliates and the Sub-advisers, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairperson of the Board or the appropriate Committee, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Manager’s investment officers, the Trust’s and the Manager’s Chief Compliance Officer (“CCO”) and the Sub-advisers’ portfolio management personnel. The Board’s Audit Committee meets during its scheduled meetings, and between meetings the Audit Committee chair maintains contact, with the Trust’s independent registered public accounting firm and the Trust’s Chief Financial Officer. The Board receives periodic presentations from senior personnel of the Manager or its affiliates regarding investment performance of the Funds and the applicable investment risk management process. The Board also receives periodic presentations from senior personnel of the Manager or its affiliates and the Sub-advisers regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, anti-money laundering, cybersecurity, personal trading, valuation, credit, investment research, portfolio trading and transactions, and securities lending. The Board has adopted policies and procedures designed to address certain risks to the Funds. In addition, the Manager and other service providers to the Trust have adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the Funds. The Board also receives reports from counsel to the Trust or counsel to the Manager and the Independent Trustees’ own independent legal counsel regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Funds’ investments or activities.

Individual Trustee Qualifications

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite attributes and skills to effectively oversee the management of the Trust and the interests of Fund shareholders. The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Trustees must have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the

49

performance of their duties. The Board believes that the Trustees satisfy this standard. Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Trust) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Board’s Corporate Governance and Nominating Committee contains certain other factors considered by the Committee in identifying and evaluating potential nominees to the Board. The Board noted that most of the Trustees had experience serving as directors on the boards of operating companies and/or other investment companies. The Board considered that Mses. Cepeda and Westbrook and Messrs. Matthews, McKissack and Reed have or had careers in the financial services or investment management industries, including holding executive positions in companies engaged in these industries, which allows these Trustees to bring valuable, relevant experience as members of the Board. Mr. Ricciardelli has substantial experience as an executive and financial officer in leadership roles with Morgan Stanley and affiliated entities.

Board Committees

The Trust has an Audit Committee and a Corporate Governance and Nominating Committee. The members of the Audit Committee and the Corporate Governance and Nominating Committee consist of all the Independent Trustees of the Trust, namely Mses. Cepeda and Westbrook, and Messrs. Matthews, McKissack and Reed. The Board also at times may constitute other committees of the Board to assist in the evaluation of specific matters.

The Audit Committee oversees each Fund’s audit, accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Board for its ratification, the selection, appointment, retention or termination of the Trust’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to each Fund by the independent registered public accounting firm and all permissible non-audit services provided by the Trust’s independent registered public accounting firm to the Manager and any affiliated service providers if the engagement relates directly to Fund operations and financial reporting. The Audit Committee met two times during the Trust’s most recent fiscal year.

The Corporate Governance and Nominating Committee is charged with overseeing the Board governance matters and related Trustee practices, including selecting and nominating persons for election or appointment by the Board as Independent Trustees of the Trust. The Corporate Governance and Nominating Committee will consider nominees recommended by the Funds’ shareholders if a vacancy occurs. Shareholders who wish to recommend a nominee should send nominations to the Trust’s Secretary. The Corporate Governance and Nominating Committee also considers and recommends to the Board the appropriate compensation for serving as a Trustee on the Board. The Corporate Governance and Nominating Committee did not meet during the Trust’s most recent fiscal year.

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Securities Beneficially Owned by Each Trustee

As of December 31, 2023 the Trustees of the Trust beneficially owned equity securities of the Funds within the dollar ranges presented in the table below:

Name of Trustee	Dollar Range of Equity Securities in the Funds of the Trust	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies overseen by Trustee in Family of Investment Companies
Adela Cepeda

Large Cap Equity Fund

Small-Mid Cap Equity Fund

International Equity Fund

Emerging Markets Equity Fund

Core Fixed Income Fund

High Yield Fund

International Fixed Income
Fund

Municipal Bond Fund

Inflation-Linked Fixed Income
Fund

Ultra-Short Term Fixed
Income Fund

Alternative Strategies Fund

	Over $100,000 $10,001-$50,000 $10,001-$50,000 $1-$10,000 $10,001-$50,000 $1-$10,000 $1-$10,000 None None None None	Over $100,000

W. Thomas Matthews

Large Cap Equity Fund

Small-Mid Cap Equity Fund

International Equity Fund

Emerging Markets Equity Fund

Core Fixed Income Fund

High Yield Fund

International Fixed Income
Fund

Municipal Bond Fund

Inflation-Linked Fixed Income
Fund

Ultra-Short Term Fixed
Income Fund

Alternative Strategies Fund

	None None None None None None None None None None Over $100,000	Over $100,000

Eric T. McKissack

Large Cap Equity Fund

Small-Mid Cap Equity Fund

International Equity Fund

Emerging Markets Equity Fund

Core Fixed Income Fund

High Yield Fund

International Fixed Income
Fund

Municipal Bond Fund

Inflation-Linked Fixed Income
Fund

Ultra-Short Term Fixed
Income Fund

Alternative Strategies Fund

	$50,001-$100,000 $10,001-$50,000 Over $100,000 $10,001-$50,000 $50,001-$100,000 $10,001-$50,000 $10,001-$50,000 None $1-$10,000 $10,001-$50,000 None	Over $100,000

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Name of Trustee	Dollar Range of Equity Securities in the Funds of the Trust	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies overseen by Trustee in Family of Investment Companies
Mark J. Reed	Large Cap Equity Fund

Small-Mid Cap Equity Fund

International Equity Fund

Emerging Markets Equity Fund

Core Fixed Income Fund

High Yield Fund

International Fixed Income
Fund

Municipal Bond Fund

Inflation-Linked Fixed Income
Fund

Ultra-Short Term Fixed
Income Fund

Alternative Strategies Fund

	$50,001-$100,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $1-$10,000 $1-$10,000 None None $1-$10,000 None	Over $100,000

Teresa S. Westbrook	Large Cap Equity Fund

Small-Mid Cap Equity Fund

International Equity Fund

Emerging Markets Equity Fund

Core Fixed Income Fund

High Yield Fund

International Fixed Income
Fund

Municipal Bond Fund

Inflation-Linked Fixed Income
Fund

Ultra-Short Term Fixed
Income Fund

Alternative Strategies Fund

	$10,001-$50,000 $1-$10,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 None None None None $1-$10,000 $10,001-$50,000	Over $100,000

Paul Ricciardelli	Large Cap Equity Fund

Small-Mid Cap Equity Fund

International Equity Fund

Emerging Markets Equity Fund

Core Fixed Income Fund

High Yield Fund

International Fixed Income
Fund

Municipal Bond Fund

Inflation-Linked Fixed Income
Fund

Ultra-Short Term Fixed
Income Fund

Alternative Strategies Fund

	None None None None None None None None None None None	None

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Trustee Compensation

The following table shows the compensation paid by the Trust to each Independent Trustee during the last fiscal year of the Trust. Trustees who are “interested persons” of the Trust (as defined in the 1940 Act) and officers of the Trust do not receive compensation directly from the Trust. The Funds may bear a portion of the CCO’s annual compensation.

For the fiscal year ended August 31, 2023, the Independent Trustees were paid the following aggregate compensation by the Trust:

Name of Person, Position	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex*
Adela Cepeda, Chairperson	$246,333	None	None	$246,333
Mark J. Reed	$234,217	None	None	$234,217
W. Thomas Matthews	$210,847	None	None	$212,008
Eric T. McKissack	$225,955	None	None	$225,955
Teresa S. Westbrook	$232,650	None	None	$232,650

*	Includes reimbursement for any out-of-pocket expenses incurred to attend meetings of the Board.

For the fiscal year ended August 31, 2023, each Trustee who was not affiliated with the Manager, any Sub-adviser or the Funds’ distributor was entitled to receive an annual fee of $210,000. The Chairperson of the Board, Vice Chair of the Board, Chair of the Audit Committee, and Chair of the Governance and Nominating Committee are entitled to receive additional fees of $30,000, $5,000, $15,000 and $15,000, respectively. Beginning January 1, 2023, the additional fees entitled to be received by the Vice Chair of the Board, Chair of the Audit Committee, and Chair of the Governance and Nominating Committee will increase to $10,000, $20,000 and $17,500, respectively. In addition, the Trustees will be paid a $15,000 fee per special meeting.

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CONTROL PERSONS

As of December 15, 2023, none of the Independent Trustees, or his or her immediate family members, owned beneficially, or of record, any securities issued by the Manager or its affiliates, any Sub-adviser or distributor of the Trust, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Manager, any Sub-advisers or distributor of the Trust.

PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for a Fund, with the exception of the Alternative Strategies Fund, are made by the Sub-adviser(s), subject to the overall review of the Manager and the Board. Although investment decisions for the Funds are made independently from those of the other accounts managed by a Sub-adviser, investments of the type that the Funds may make also may be made by those other accounts. When a Fund and one or more other accounts managed by a Sub-adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Sub-adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or disposed of by a Fund.

The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Funds may purchase securities that are offered in underwritings in which an affiliate participates. These procedures prohibit the Funds from directly or indirectly benefiting an affiliate in connection with such underwritings. In addition, for underwritings where an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Funds could purchase in the underwritings.

Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. No stated commission is generally applicable to securities traded in U.S. over-the-counter markets, but the underwriters include an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. U.S. government securities generally are purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

In selecting brokers or dealers to execute securities transactions on behalf of a Fund, its Sub-adviser seeks the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-adviser will consider the factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, each Advisory Agreement (as defined below) between the Manager and the Sub-adviser authorizes the Sub-adviser, in selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”)) provided to the Fund and/or other accounts over which the Sub-adviser or its affiliates exercise investment discretion. In doing so, a Fund may pay higher commission rates than the lowest available when the Sub-adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, a Sub-adviser receives research services from many broker-dealers with which the Sub-adviser places portfolio trades. The Sub-adviser may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Fund. These services, which in some cases may also be purchased

54

for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to a Sub-adviser in advising its clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Fund. The fees under the Management Agreement and the Advisory Agreements, respectively, are not reduced by reason of a Fund’s Sub-adviser receiving brokerage and research services. As noted above, a Sub-adviser may purchase new issues of securities for a Fund in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the Sub-adviser with research in addition to selling the securities (at the fixed public offering price) to the Fund or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Fund, other Sub-adviser clients, and the Sub-adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered acting in a principal capacity in underwritten transactions. However, the Financial Industry Regulatory Authority (“FINRA”) has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

The Board will periodically review the commissions paid by a Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Fund. Over-the-counter purchases and sales by a Fund are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.

To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC under the 1940 Act, the Board has determined that transactions for a Fund may be executed through an affiliated broker-dealer if, in the judgment of its Sub-adviser, the use of an affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Fund a fair and reasonable rate.

The Funds will not purchase any security, including U.S. government securities, during the existence of any underwriting or selling group relating thereto of which any affiliate of the Funds thereof, is a member, except to the extent permitted by the SEC.

The Funds may use an affiliated broker-dealer as a commodities broker in connection with entering into futures contracts and options on futures contracts if, in the judgment of the Sub-adviser, the use of an affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Fund a fair and reasonable rate.

55

BROKERAGE COMMISSIONS PAID

The following table sets forth certain information regarding each Fund’s payment of brokerage commissions for the fiscal years ended August 31, 2023, 2022 and 2021, including payments to brokers who are affiliated persons of the Funds:

Fund	Fiscal Year Ended August 31	Total Brokerage Commissions Paid		Commissions Paid to MS & Co.	% of Total Brokerage Commissions Paid to MS & Co.	% of Total Dollar Amount of Transactions Involving Commissions Paid to MS & Co.
Large Cap Equity Fund	2023	$144,906	[1]	$3,122	2.15%	1.11%
	2022	$129,488	[2]	$7,513	5.80%	3.69%
	2021	$127,223	[3]	$9,014	7.09%	2.67%
Small-Mid Cap Equity Fund	2023	$166,177	[1]	$2,320	1.40%	1.97%
	2022	$201,969	[2]	$3,787	1.87%	1.93%
	2021	$241,245	[3]	$6,761	2.80%	2.27%
International Equity Fund	2023	$487,641	[1]	$119	0.02%	0.01%
	2022	$568,995	[2]	$0	0%	0%
	2021	$705,876	[3]	$1,296	0.18%	0.08%
Emerging Markets Equity Fund	2023	$97,089	[1]	$1,199	1.23%	0.59%
	2022	$155,354	[2]	$5,526	3.56%	2.14%
	2021	$430,874	[3]	$16,758	3.89%	1.53%
Core Fixed Income Fund	2023	$218,234		$0	0%	0%
	2022	$138,339		$0	0%	0%
	2021	$76,860		$0	0%	0%
High Yield Fund	2023	$706		$0	0%	0%
	2022	$539		$0	0%	0%
	2021	$258		$0	0%	0%
International Fixed Income Fund	2023	$9,398		$0	0%	0%
	2022	$8,737		$0	0%	0%
	2021	$5,294		$0	0%	0%
Municipal Bond Fund	2023	$1,425		$0	0%	0%
	2022	$1,067		$0	0%	0%
	2021	$243		$0	0%	0%
Inflation-Linked Fixed Income Fund	2023	$6,440		$0	0%	0%
	2022	$6,171		$0	0%	0%
	2021	$9,196		$0	0%	0%
Ultra-Short Term Fixed Income Fund	2023	$11,886		$0	0%	0%
	2022	$29,562		$0	0%	0%
	2021	$12,428		$0	0%	0%
Alternative Strategies Fund	2023	$0		$0	0%	0%
	2022	$0		$0	0%	0%
	2021	$0		$0	0%	0%

[1]

2023 Total includes commissions directed for research and statistical services for the period from July 1, 2022 to June 30, 2023 as follows: Large Cap Equity Fund—$2,322 ($44,251 total dollar amount of directed brokerage transactions); Small-Mid Cap Equity Fund—$0 ($31,543 total dollar amount of directed

56

brokerage transactions); International Equity Fund—$105,984 ($218,415 total dollar amount of directed brokerage transactions); and Emerging Markets Equity Fund—$0 ($24,015 total dollar amount of directed brokerage transactions).
[2]

2022 Total includes commissions directed for research and statistical services for the period from July 1, 2021 to June 30, 2022 as follows: Large Cap Equity Fund—$3,248.15 ($67,980.02 total dollar amount of directed brokerage transactions); Small-Mid Cap Equity Fund—$0 ($25,318.61 total dollar amount of directed brokerage transactions); International Equity Fund—$204,607.55 ($348,743.20 total dollar amount of directed brokerage transactions); and Emerging Markets Equity Fund—$0 ($24,033.22 total dollar amount of directed brokerage transactions).

[3]

2021 Total includes commissions directed for research and statistical services for the period from July 1, 2020 to June 30, 2021 as follows: Large Cap Equity Fund—$39,534.80 ($63,783.34 total dollar amount of directed brokerage transactions); Small-Mid Cap Equity Fund—$5,166.22 ($34,220.22 total dollar amount of directed brokerage transactions); International Equity Fund—$377,087.78 ($556,315.05 total dollar amount of directed brokerage transactions); and Emerging Markets Equity Fund—$20,937.32 ($60,196.99 total dollar amount of directed brokerage transactions).

The following table sets forth each Fund’s holdings of securities issued by the ten brokers and/or ten dealers that executed transactions for or with the Fund in the largest dollar amounts during the period:

Fund and Broker/Dealer	Value of Securities Held as of Fiscal Year Ended August 31, 2023
Large Cap Equity Fund
J.P. Morgan Securities LLC	$19,101,772
Bank of America Corporation	$9,510,728
Goldman Sachs & Co., LLC	$2,582,355
Morgan Stanley & Co. LLC	$2,498,471
Citigroup Global Markets Inc	$1,959,912
Small-Mid Cap Equity Fund
Jefferies LLC.	$269,424
Stifel, Nicolaus & Co., Inc	$251,237
International Equity Fund
HSBC Securities Inc	$5,679,536
UBS Securities LLC	$4,208,220
BNP Paribas Securities Corp	$3,512,618
Emerging Markets Equity Fund
N/A	N/A
Core Fixed Income Fund
Goldman Sachs & Co, LLC	$17,099,680
Wells Fargo Securities LLC	$16,048,724
J.P. Morgan Securities LLC	$13,273,179
Citigroup Global Markets Inc.	$11,538,704
High Yield Fund
N/A	N/A
International Fixed Income Fund
Societe Generale	$559,581
Municipal Bond Fund
N/A	N/A
Inflation-Linked Fixed Income Fund
N/A	N/A
Ultra-Short Term Fixed Income Fund
N/A	N/A
Alternative Strategies Fund
N/A	N/A

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PORTFOLIO TURNOVER

The Funds may engage in active short-term trading to benefit from yield disparities among different issues of securities, to seek short-term profits during periods of fluctuating interest rates or for other reasons. The Funds will not consider portfolio turnover rate a limiting factor in making investment decisions.

A Fund’s turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities or options with remaining maturities of one year or less on the date of acquisition are excluded from the calculation. Since the Funds are authorized to engage in transactions in options, they may experience increased portfolio turnover under certain market conditions as a result of their investment strategies. For instance, the exercise of a substantial number of options written by a Fund (because of appreciation of the underlying security in the case of call options or depreciation of the underlying security in the case of put options) could result in a turnover rate in excess of 100%. A portfolio turnover rate of 100% would occur if all of a Fund’s securities that are included in the computation of turnover were replaced once during a period of one year.

Certain practices that may be employed by a Fund could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what a Sub-adviser believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities. Portfolio turnover rates may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for redemptions of a Fund’s shares as well as by requirements that enable a Fund to receive favorable tax treatment.

The Funds’ turnover rates for the last two fiscal years were as follows:

Fund	Fiscal Year Ended August 31, 2023	Fiscal Year Ended August 31, 2022
Large Cap Equity Fund	34%	20%
Small-Mid Cap Equity Fund	23%	41%
International Equity Fund	33%	38%
Emerging Markets Equity Fund	12%	14%
Core Fixed Income Fund	254%	238%
High Yield Fund	25%	46%
International Fixed Income Fund	381%	312%
Municipal Bond Fund	28%	48%
Inflation-Linked Fixed Income Fund	56%	57%
Ultra-Short Term Fixed Income Fund	42%	86%
Alternative Strategies Fund	27%	18%

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INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager; Sub-advisers. CGAS, a business of Morgan Stanley Wealth Management, serves as investment manager to the Trust pursuant to an investment management agreement (“Management Agreement”) between the Trust and CGAS. Each Sub-adviser serves as investment adviser to a Fund pursuant to separate written agreements with the Manager on behalf of the Funds (“Sub-advisory Agreements”).

Each Fund bears its own expenses, which generally include all costs not specifically borne by the Manager, the distributor, the Sub-advisers, the Administrator, the transfer agent or other service providers. Included among the Funds’ expenses are costs incurred in connection with a Fund’s organization; investment management and administration fees; fees for necessary professional and brokerage services; fees for any pricing services; the costs of regulatory compliance; and costs associated with maintaining the Trust’s legal existence and shareholder relations. As administrator, BBH&Co. provides various administrative services, including assisting with the supervision of the Trust’s operations, accounting and bookkeeping, calculating each Fund’s daily NAV, preparing reports to the Funds’ shareholders, preparing and filing reports with the SEC and state securities authorities, preparing and filing tax returns and preparing materials for meetings of the Trustees and its committees.

Under the Management Agreement, each Fund pays CGAS an investment management fee calculated daily at an annual rate based on each Fund’s average daily net assets and paid monthly in arrears. CGAS pays each Sub-adviser a sub-advisory fee from its investment management fees. The maximum allowable annual management fee, the aggregate sub-advisory fee paid by CGAS to the Sub-advisers and the fee retained by CGAS for the fiscal year ended August 31, 2023, are indicated below:

Fund	Sub-advisory Fee	CGAS Fee	Maximum Allowable Annual Management Fee
Large Cap Equity Fund	0.17%	0.20%	0.60%
Small-Mid Cap Equity Fund	0.26%	0.20%	0.80%
International Equity Fund	0.32%	0.20%	0.70%
Emerging Markets Equity Fund	0.37%	0.20%	0.90%
Core Fixed Income Fund	0.17%	0.20%	0.40%
High Yield Fund	0.30%	0.20%	0.70%
International Fixed Income Fund	0.25%	0.20%	0.50%
Municipal Bond Fund	0.20%	0.20%	0.40%
Inflation-Linked Fixed Income Fund	0.25%	0.20%	0.50%
Ultra-Short Term Fixed Income Fund	0.25%[1]	0.20%	0.50%
Alternative Strategies Fund	N/A	0.20%	1.20%

[1]	As of October 1, 2023, the Ultra-Short Term Fixed Income Fund Sub-advisory Fee was reduced from 0.25% to 0.15%.

The Fund’s actual advisory fees may be less than the amounts set forth above due to the effect of fee waivers. CGAS has contractually agreed to waive fees and reimburse expenses in order to keep the Fund’s management fees from exceeding the total amount of sub-advisory fees paid by CGAS plus 0.20% based on average net assets. This contractual waiver will only apply if a Fund’s total management fees exceed the total amount of sub-advisory fees paid by CGAS plus 0.20% and will not affect the Fund’s total management fees if they are less than such amount. Because the Alternative Strategies Fund does not currently have Sub-advisers, CGAS will contractually waive 1.00% of its management fees. In addition, for the Alternative Strategies Fund, CGAS and its affiliates have also contractually agreed to waive fees and reimburse expenses in order to keep the Fund’s total annual operating expenses (exclusive of interest from borrowing, brokerage commissions, taxes, acquired fund fees and expenses, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business),

59

from exceeding 0.70%. Each of these contractual waiver arrangements will continue for at least one year from the date of the Prospectus or until such time as the Board of Trustees acts to discontinue all or a portion of such waiver and/or reimbursement when they deem such action is appropriate.

The Funds’ investment management fee paid to CGAS for the fiscal years ended August 31, 2023, 2022 and 2021, are as follows:

	Fiscal year ended August 31, 2023		Fiscal year ended August 31, 2022		Fiscal year ended August 31, 2021
Fund	Management Fee	Management Fee Waiver	Management Fee	Management Fee Waiver	Management Fee	Management Fee Waiver
Large Cap Equity Fund	$10,256,062	$3,869,800	$11,474,455	$3,960,953	$11,927,520	$4,123,697
Small-Mid Cap Equity Fund	$3,994,207	$1,699,256	$4,752,467	$2,004,758	$5,518,266	$2,345,388
International Equity Fund	$8,244,843	$2,062,694	$9,352,616	$2,385,277	$9,619,108	$2,289,028
Emerging Markets Equity Fund	$4,341,649	$1,591,754	$4,719,705	$1,745,773	$5,332,465	$1,874,842
Core Fixed Income Fund	$6,112,874	$406,588	$5,398,558	$339,462	$4,327,633	$220,958
High Yield Fund	$800,530	$232,534	$1,119,660	$321,281	$1,920,564	$557,917
International Fixed Income Fund	$861,137	$91,070	$851,136	$92,668	$717,752	$75,250
Municipal Bond Fund	$362,736	$0	$368,684	$0	$299,531	$0
Inflation-Linked Fixed Income Fund	$524,804	$54,527	$642,634	$63,578	$767,970	$77,960
Ultra-Short Term Fixed Income Fund	$2,020,892	$209,336	$2,687,905	$283,145	$2,104,173	$224,510
Alternative Strategies Fund	$1,814,769	$1,512,307	$1,663,382	$1,386,152	$859,139	$715,949

Administrator. BBH&Co. serves as the administrator (“Administrator”) to the Funds pursuant to a written agreement (“Administration Agreement”). For its administrative services, BBH&Co. receives an annual asset-based fee of 0.025% on assets up to the first $5 billion, 0.02% on assets between $5 billion and $8 billion and 0.0175% on assets in excess of $8 billion, plus out-of-pocket expenses. The fee is calculated and allocated daily based on the relative assets of each Fund.

The Funds’ administration, fund accounting and custody service fees (“Administrative Fee”) paid to BBH&Co. for the fiscal years ended August 31, 2023, 2022 and 2021 are as follows:

	Fiscal year ended August 31, 2023		Fiscal year ended August 31, 2022		Fiscal year ended August 31, 2021
Fund	Administrative Fee	Administrative Fee Waiver	Administrative Fee	Administrative Fee Waiver	Administrative Fee	Administrative Fee Waiver
Large Cap Equity Fund	$505,499	$0	$502,263	$0	$498,136	$0
Small-Mid Cap Equity Fund	$199,540	$0	$227,306	$0	$245,930	$0
International Equity Fund	$844,870	$0	$937,115	$0	$840,676	$0
Emerging Markets Equity Fund	$571,231	$0	$619,855	$0	$658,743	$0
Core Fixed Income Fund	$1,219,597	$0	$1,100,035	$0	$938,233	$0

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	Fiscal year ended August 31, 2023		Fiscal year ended August 31, 2022		Fiscal year ended August 31, 2021
Fund	Administrative Fee	Administrative Fee Waiver	Administrative Fee	Administrative Fee Waiver	Administrative Fee	Administrative Fee Waiver
High Yield Fund	$199,564	$0	$212,602	$0	$289,850	$0
International Fixed Income Fund	$419,947	$0	$429,518	$0	$378,711	$0
Municipal Bond Fund	$123,084	$0	$138,314	$0	$106,129	$0
Inflation-Linked Fixed Income Fund	$186,818	$0	$209,180	$0	$183,415	$0
Ultra-Short Term Fixed Income Fund	$227,472	$0	$279,416	$0	$237,450	$0
Alternative Strategies Fund	$123,139	$0	$128,087	$0	$106,338	$0

CGAS is owned by Morgan Stanley in its entirety. CGAS is a registered investment adviser and is responsible for overseeing the management of the Funds. Morgan Stanley Wealth Management, which works in conjunction with CGAS, has extensive experience in providing investment adviser selection services. Morgan Stanley Wealth Management’s analysts, in the aggregate, have many years of experience performing asset manager searches for institutional and individual clients. These analysts rely on the Manager’s comprehensive database of a universe of registered investment advisory firms. As of October 31, 2023, CGAS provided services with respect to over $6.392 billion of client assets invested in the Funds under a variety of investment advisory programs designed for individual and institutional investors.

The Manager, Morgan Stanley Wealth Management and each Sub-adviser pay the salaries of all officers and employees who are employed by them and the Trust, and the Manager. Morgan Stanley maintains office facilities for the Trust. The Manager, the Sub-advisers and BBH&Co. bear all expenses in connection with the performance of their respective services under the Management Agreement, the Sub-advisory Agreements, and the Administration Agreement, except as otherwise provided in the respective agreement.

Disclosure of Portfolio Holdings

The Trust has adopted policies and procedures with respect to the disclosure of each Fund’s securities and any ongoing arrangements to make available information about the Fund’s securities holdings. The policy requires that consideration always be given as to whether disclosure of information about a Fund’s securities holdings is in the best interests of the Fund’s shareholders, and that any conflicts of interest between the interests of the Fund’s shareholders and those of the Manager, the Administrator, Morgan Stanley or their affiliates, be addressed in a manner that places the interests of Fund shareholders first. The policy provides that information regarding a Fund’s securities holdings may not be shared with non-employees of the Trust’s service providers, with investors or potential investors (whether individual or institutional), or with third-parties unless it is done for legitimate Fund business purposes and in accordance with the policy.

The policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end for funds other than money market funds, and 25 calendar days following month-end with respect to money market funds. The Manager believes that this passage of time prevents a third-party from benefiting from an investment decision made by a portfolio that has not been fully reflected by the market.

Under the policy, each Fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third-parties and non-employees with simultaneous public disclosure at

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least 25 days after calendar quarter end except in the case of money market funds’ holdings, which may be released with simultaneous public disclosure at least five days after month end. Typically, simultaneous public disclosure is achieved by the filing of Form N-PORT or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to a Morgan Stanley or the Trust’s Internet site that is accessible by the public, or through public release by a third-party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in certain situations, including:

1.	Each Fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2.	Each Fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3.

A list of securities (that may include portfolio holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds, including the Fund) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4.	A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5.

Each Fund’s sector weightings, performance attribution (e.g., analysis of the Fund’s out performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6.

The Fund’s securities holdings may be released on an as-needed basis to its legal counsel, counsel to its Independent Trustees, and its independent registered public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about a Fund’s securities holdings is released pursuant to an ongoing arrangement with any party, the Fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. The Fund, the Manager, and any other affiliated party may not receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about the Fund’s portfolio securities will be reviewed at least annually by the Trustees.

The approval of the CCO, or his or her designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with the Manager’s and Administrator’s legal department, as necessary. Exceptions to the policies are reported to the Trustees at their next regularly scheduled meeting.

Set forth below are charts showing those parties with whom the Manager, on behalf of each Fund, has authorized ongoing arrangements that include the release of portfolio holding information, the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the below as recipients are service providers, fund rating agencies, consultants and analysts.

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The Funds may release their portfolio holdings to the following recipients:

Recipient	Frequency	Delay Before Dissemination
BBH&Co. (Administrator, Fund Custodian and Accounting Agent)	Daily	None
Thomson Reuters Vestek	Daily	None
FactSet Research Systems Inc.	Daily	None
Morningstar Inc.	Daily	None
MSCI Inc.	Daily	None
Insignis	Daily	None
Portfolio Management Technology	Monthly	One business day after month end
Bloomberg	Monthly	30 days after quarter end
Fitch, Inc.	Monthly	30 days after quarter end
Lipper	Monthly	30 days after quarter end
Moody’s Corp.	Monthly	30 days after quarter end
Investment Company Institute (ICI)	Monthly	30 days after quarter end
S&P	Monthly	30 days after quarter end
ITG	Monthly	None
FX Transparency, LLC	Quarterly	None
Global Trading Analytics	Quarterly	1-3 business day(s) after quarter end
Abel Noser	As Needed	None
Ernst & Young (Passive Foreign Investment Company analytics)	As Needed	None
ISS (Proxy Voting Services)	As Needed	None
PriceWaterhouseCoopers	As Needed	None

Proxy Voting Policies

Although individual Trustees may not agree with particular policies or votes by the Manager, the Board has approved delegating proxy voting discretion to the Manager and Sub-advisers believing that they should be responsible for voting because it is a matter relating to the investment decision making process.

Non-equity securities, such as debt obligations and money market instruments are not usually considered voting securities, and proxy voting, if any, is typically limited to the solicitation of consents to changes in or waivers of features of debt securities, or plans of reorganization involving the issuer of the security. In the rare event that proxies are solicited with respect to any of these securities, the Manager or the Sub-adviser, as the case may be, would vote the proxy in accordance with the principles set forth in its proxy voting policies and procedures, including the procedures used when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Manager or the Sub-adviser or any affiliated person of the Fund and the Fund’s shareholders, on the other.

Attached as Appendix B are copies of the guidelines and procedures that the Manager and Sub-advisers use to determine how to vote proxies relating to portfolio securities, including the procedures that the Manager and or Sub-advisers use when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Manager or any affiliated person of the Trust or the Manager or Sub-advisers, on the other. This summary of the guidelines gives a general indication as to how the Manager and Sub-advisers will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the Manager and-or Sub-advisers as applicable always endeavors to vote proxies relating to portfolio securities in accordance with the Fund’s investment objectives.

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The proxy voting policies of the Sub-advisers, or summaries thereof, are also found in Appendix B.

Information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Trust’s website at: www.morganstanley.com/wealth-investmentsolutions/cgcm

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, each of the Trust, the Manager, each Sub-adviser and distributor has adopted a code of ethics that permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by a Fund of the Trust. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the code and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the codes of ethics of the Trust, the Manager, Sub-advisers and distributor are on file with the SEC.

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COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Morgan, Lewis & Bockius LLP, 2222 Market Street, Philadelphia, PA 19103, serves as counsel to the Trust. Proskauer Rose LLP, 11 Times Square, New York, NY 10036, serves as counsel to the Independent Trustees.

Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts 02116, serves as the independent registered public accounting firm of the Trust.

In the interest of economy and convenience, certificates representing shares in the Trust are not physically issued. BNY Mellon Investment Servicing (US) Inc., the Trust’s transfer agent, maintains a record of each shareholder’s ownership of Trust shares. Shares do not have cumulative voting rights, meaning that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable, but have no preemptive, conversion or subscription rights. Shareholders generally vote on a Trust-wide basis, except with respect to proposals affecting an individual Fund, such as those with respect to the Management Agreement.

Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust, however, and requires that notice of the disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Trust Agreement provides for indemnification from the Trust’s property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations, a possibility that the Trust’s management believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

PORTFOLIO MANAGER DISCLOSURE

Portfolio Managers

The following tables set forth certain additional information with respect to the portfolio managers for each Fund. Unless noted otherwise, all information is provided as of August 31, 2023.

Other Accounts Managed by Portfolio Managers

The tables below identify, for each portfolio manager, the number of accounts (other than the Fund) for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

Large Cap Equity Fund

BlackRock Financial Management, Inc.

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Paul Whitehead	346	$2.00 trillion	342	$984.4 billion	137	$610.4 billion
Peter Sietsema, CFA®*	60	$111.5 billion	0	$0	4	$1.64 billion
Jennifer Hsui, CFA®	339	$1.99 trillion	0	$0	0	$0

65

*

Portfolio manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2023 can be found in the table below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Paul Whitehead	0	$0	0	$0	1	$2.53 billion
Peter Sietsema, CFA®	0	$0	0	$0	0	$0
Jennifer Hsui, CFA®	0	$0	0	$0	0	$0

ClearBridge Investments, LLC

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Peter Bourbeau*	10	$14.15 billion	4	$3.22 billion	85,190	$28.46 billion
Margaret Vitrano*	10	$14.15 billion	4	$3.22 billion	85,190	$28.46 billion

*

Portfolio manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2023 can be found in the table below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Peter Bourbeau	0	$0	0	$0	1	$0.16 billion
Margaret Vitrano	0	$0	0	$0	1	$0.16 billion

Great Lakes Advisors, LLC

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Paul Roukis, CFA®	5	$2,758 million	5	$822 million	40	$2,251 million
Jeff Agne	5	$2,758 million	5	$822 million	40	$2,251 million

*

Portfolio manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2023 can be found in the table below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Paul Roukis, CFA®	1	$153 million	0	$0	0	$0
Jeff Agne	1	$153 million	0	$0	0	$0

Lazard Asset Management LLC

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Christopher Blake*	2	$432,755,227	4	$525,852,166	74	$3,288,011,566
Martin Flood*	16	$29,294,538,992	18	$3,964,151,109	193	$12,792,568,155
Jay Levy*	2	$432,755,227	4	$525,852,166	74	$3,288,011,566

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*

Portfolio manager manages accounts for which advisory fees are totally or partially based on performance, the number of accounts and assets for which advisory fees are totally or partially based on performance as of August 31, 2023 can be found in the table below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Christopher Blake	0	$0	0	$0	0	$0
Martin Flood	2	$20,564,299,368	2	$925,503,117	4	$621,525,427
Jay Levy	0	$0	0	$0	0	$0

Principal Asset Management

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Bill Nolin*	8	$33,655.92	59	$12,299.08	11	$1,781.02
Tom Rozcyki*	8	$33,655.92	59	$12,299.08	11	$1,781.02

*

Portfolio manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2023 can be found in the table below:

Small-Mid Cap Equity Fund

Aristotle Capital Boston, LLC

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
David Adams, CFA®*	2	$220.44 million	10	$1,027.12 billion	63	$1,891.34 billion
Jack McPherson, CFA®*	2	$220.44 million	10	$1,027.12 billion	63	$1,891.34 billion

*

Portfolio manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2023 can be found in the table below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
David Adams, CFA®	0	$0	1	$142.18 million	0	$0
Jack McPherson, CFA®	0	$0	1	$142.18 million	0	$0

BlackRock Financial Management, Inc.

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Paul Whitehead	346	$2.00 trillion	342	$984.4 billion	137	$610.4 billion
Peter Sietsema, CFA®*	60	$112.3 billion	0	$0	4	$1.64 billion
Jennifer Hsui CFA®	339	$2.00 trillion	0	$0	0	$0

67

*

Portfolio manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2023 can be found in the table below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Paul Whitehead	0	$0	0	$0	1	$2.53 billion
Peter Sietsema, CFA®*	0	$0	0	$0	0	$0
Jennifer Hsui CFA®	0	$0	0	$0	0	$0

D.F. Dent & Company, Inc.

Portfolio Manager(s)	Registered Investment Company (million)		Other Pooled Investment Vehicles (million)		Other Accounts (million)
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Matthew F. Dent, CFA®	3	$913.30	2	$127.65	100	$526.47
Bruce L. Kennedy II, CFA®	1	$575.79	1	$119.17	10	$18.16

Neuberger Berman Investment Advisers LLC

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Benjamin H. Nahum*	4	$1,769 million	1	$291 million	1,049	$1,953 million

*

Portfolio manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2023 can be found in the table below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Benjamin H. Nahum	0	$0	0	$0	4	$438 million

Nuance Investments, LLC

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Scott Moore, CFA®*	5	$3,627.3 million	1	$62.7 million	757	$1,376.4 million
Chad Baumler, CFA®*	5	$3,627.3 million	1	$62.7 million	757	$1,376.4 million
Darren Schryer, CFA,® CPA*	5	$3,627.3 million	1	$62.7 million	757	$1,376.4 million
Jack Meurer, CFA® *	5	$3,627.3 million	1	$62.7 million	757	$1,376.4 million

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*

Portfolio manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2023 can be found in the table below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Scott Moore, CFA®	0	$0	0	$0	1	$50.5 million
Chad Baumler, CFA®	0	$0	0	$0	1	$50.5 million
Darren Schryer, CFA,® CPA	0	$0	0	$0	1	$50.5 million
Jack Meurer, CFA,® *	0	$0	0	$0	1	$50.5 million

Westfield Capital Management Company, L.P.

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
William A. Muggia*	10	$3,586,584,221	9	$1,975,265,834	267	$10,204,044,81
Richard D. Lee, CFA®*	8	$3,367,486,097	6	$1,920,519,678	220	$9,167,962,765
Ethan J. Meyers, CFA®*	8	$3,367,486,097	6	$1,920,519,678	220	$9,167,962,765
John M. Montgomery*	8	$3,367,486,097	6	$1,920,519,678	220	$9,167,962,765

*

Portfolio manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2023 can be found in the table below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
William A. Muggia	0	$0	1	$31,898,788	25	$2,447,836,135
Richard D. Lee, CFA®	0	$0	0	$0	22	$1,992,778,592
Ethan J. Meyers, CFA®	0	$0	0	$0	22	$1,992,778,592
John M. Montgomery	0	$0	0	$0	22	$1,992,778,592

International Equity Fund

BlackRock Financial Management, Inc.

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Paul Whitehead	346	$2.00 trillion	342	$984.4 billion	137	$610.4 Billion
Peter Sietsema, CFA®*	60	$112.2 billion	0	$0	4	$1.64 billion
Jennifer Hsui CFA®	339	$2.00 trillion	0	$0	0	$0

*

Portfolio manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2023 can be found in the table below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Paul Whitehead	0	$0	0	$0	1	$2.53 billion
Peter Sietsema, CFA®*	0	$0	0	$0	0	$0
Jennifer Hsui CFA®	0	$0	0	$0	1	$0

69

Causeway Capital Management LLC

Portfolio Manager(s)	Registered Investment Company (billions)		Other Pooled Investment Vehicles (billions)		Other Accounts (billions)
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Sarah H. Ketterer*	15	$13.77	15	$4.88	131	$20.28
Harry W. Hartford*	15	$13.77	15	$4.88	103	$20.05
Jonathan P. Eng*	15	$13.77	15	$4.88	96	$20.05
Conor S. Muldoon, CFA*®	15	$13.77	15	$4.88	99	$20.04
Alessandro Valentini, CFA*®	15	$13.77	15	$4.88	92	$20.05
Ellen Lee*	15	$13.77	15	$4.88	90	$20.04
Steven Nguyen*	15	$13.77	15	$4.88	92	$20.04
Brian Cho*	15	$13.77	15	$4.88	92	$20.04

*

Portfolio manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2023 can be found in the table below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles (billions)		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Sarah H. Ketterer	0	$0	3	$1.75	0	$0
Harry W. Hartford	0	$0	3	$1.75	0	$0
Jonathan P. Eng	0	$0	3	$1.75	0	$0
Conor S. Muldoon, CFA®	0	$0	3	$1.75	0	$0
Alessandro Valentini, CFA®	0	$0	3	$1.75	0	$0
Ellen Lee	0	$0	3	$1.75	0	$0
Steven Nguyen	0	$0	3	$1.75	0	$0
Brian Cho	0	$0	3	$1.75	0	$0

Schroder Investment Management North America Inc.

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Simon Webber, CFA®*	7	$22,208 million	6	$4,895 million	18	$7,517 million
James Gautrey, CFA®*	6	$22,144 million	4	$1,157 million	13	$4,656 million

*

Portfolio manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2023 can be found in the table below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Simon Webber, CFA®	2	$14,997 million	1	$50 million	1	$1,988 million
James Gautrey, CFA®	2	$14,997 million	1	$50 million	0	$0

70

Victory Capital Management Inc.

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Daniel B. LeVan, CFA®	4	$3,229.697 billion	2	$640.519 million	3	$566.718 million
John W. Evers, CFA®*	5	$3,306.438 billion	2	$640.519 million	3	$566.718 million

*

Portfolio manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2023 can be found in the table below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Daniel B. LeVan, CFA®	0	$0	0	$0	0	$0
John W. Evers, CFA®*	1	$76.741 million	0	$0	0	$0

Walter Scott & Partners Limited

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Jane Henderson*	4	$7,193 million	46	$25,649 million	136	$45,604 million
Charles Macquaker*	4	$7,193 million	46	$25,649 million	136	$45,604 million
Roy Leckie	4	$7,193 million	46	$25,649 million	136	$45,604 million
Maxim Skorniakov*	4	$7,193 million	46	$25,649 million	136	$45,604 million
Frazer Fox, CFA®*	4	$7,193 million	46	$25,649 million	136	$45,604 million

*

Portfolio manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2023 can be found in the table below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Jane Henderson*	0	$0	2	$213 million	14	$2,343 million
Charles Macquaker*	0	$0	2	$213 million	14	$2,343 million
Roy Leckie	0	$0	2	$213 million	14	$2,343 million
Maxim Skorniakov*	0	$0	2	$213 million	14	$2,343 million
Frazer Fox, CFA®*	0	$0	2	$213 million	14	$2,343 million

Emerging Markets Equity Fund

BlackRock Financial Management, Inc.

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Paul Whitehead	346	$2.00 trillion	342	$984.4 billion	137	$610.4 billion
Peter Sietsema, CFA®*	60	$112.4 billion	0	$0	4	$1.64 billion
Jennifer Hsui CFA®	339	$2.00 trillion	0	$0	0	$0

71

*

Portfolio manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2023 can be found in the table below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Paul Whitehead	0	$0	0	$0	1	$2.53 billion
Peter Sietsema, CFA®*	0	$0	0	$0	0	$0
Jennifer Hsui CFA®	0	$0	0	$0	0	$0

Lazard Asset Management LLC

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
James M. Donald, CFA®*	11	$9,124,576,187	13	$2,797,880,362	76	$9,982,967,130
Rohit Chopra*	7	$3,668,826,962	12	$2,281,795,510	37	$6,750,182,683
Monica Shrestha*	6	$3,730,936,704	11	$2,281,795,510	32	$6,126,700,384
Ganesh Ramachandran*	9	$3,766,114,897	12	$2,316,389,538	32	$6,126,700,384

*

Portfolio manager manages accounts for which advisory fees are totally or partially based on performance, the number of accounts and assets for which advisory fees are totally or partially based on performance as of August 31, 2023 can be found in the table below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
James M. Donald, CFA®	1	$5,305,563,750	0	$0	4	$863,960,323
Rohit Chopra	0	$0	0	$0	2	$744,255,560
Monica Shrestha	0	$0	0	$0	2	$744,255,560
Ganesh Ramachandran	0	$0	0	$0	2	$744,255,560

Martin Currie Inc.

Portfolio Manager (s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets $	Accounts	Assets $	Accounts	Assets $
Aimee Truesdale*	0	$0	8	$4,503.9 million	16	$2,458.2 million
Alastair Reynolds*	0	$0	8	$4,503.9 million	16	$2,458.2 million
Andrew Mathewson*	0	$0	8	$4,503.9 million	16	$2,458.2 million
Colin Dishington*	0	$0	8	$4,503.9 million	16	$2,458.2 million
Divya Mathur*	0	$0	8	$4,503.9 million	16	$2,458.2 million
Paul Desoisa*	0	$0	8	$4,503.9 million	16	$2,458.2 million
Paul Sloane*	0	$0	8	$4,503.9 million	16	$2,458.2 million

72

*

Portfolio manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2023 can be found in the table below:

Portfolio Manager (s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets $	Accounts	Assets $	Accounts	Assets
Aimee Truesdale	0	$0	0	$0	2	$1,039.2 million
Alastair Reynolds	0	$0	0	$0	2	$1,039.2 million
Andrew Mathewson	0	$0	0	$0	2	$1,039.2 million
Colin Dishington	0	$0	0	$0	2	$1,039.2 million
Divya Mathur	0	$0	0	$0	2	$1,039.2 million
Paul Desoisa	0	$0	0	$0	2	$1,039.2 million
Paul Sloane	0	$0	0	$0	2	$1,039.2 million

Van Eck Associates Corporation

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
David Semple	3	$945.81 million	2	$129.98 million	1	$0.34 million
Angus Shillington	3	$945.81 million	2	$129.98 million	1	$0.34 million
Ola El-Shawarby	3	$945.81 million	2	$129.98 million	1	$0.34 million

Core Fixed Income Fund

Allspring Global Investments

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Janet S. Rilling, CFA®	9	$6,940 million	3	$1,135 million	19	$7,239 million
Noah Wise, CFA®	7	$6,918 million	2	$196 million	9	$1,100 million
Christopher Kauffman, CFA®	9	$7,966 million	0	$0 million	5	$284 million
Michal Stanczyk	10	$7,874 million	0	$0 million	1	$1 million
Michael J. Schueller, CFA®*	14	$9,952 million	5	$322 million	25	$294 million

BlackRock Financial Management, Inc.

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
James Mauro, CFA®	130	$653.2 billion	30	$40.06 billion	5	$3.90 billion
Karen Uyehara, CFA®	113	$630.8 billion	15	$208.9 billion	2	$2.54 billion

73

Western Asset Management Company

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
S. Kenneth Leech*	97	$131,512 million	315	$68,578 million	633	$183,175 million
Mark S. Lindbloom*	28	$56,670 million	30	$13,791 million	198	$59,129 million
John Bellows*	23	$51,339 million	23	$11,934 million	178	$53,820 million
Julien A.Scholnick*	27	$54,000 million	25	$12,940 million	186	$57,054 million
Frederick R. Marki*	26	$56,037 million	22	$11,878 million	174	$52,781 million

*

Portfolio manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2023 can be found in the table below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
S. Kenneth Leech	0	$0	24	$2,643 million	22	$12,745 million
Mark S. Lindbloom	0	$0	0	$0	6	$4,716 million
John Bellows	0	$0	0	$0	4	$2,261 million
Julien A. Scholnick	0	$0	0	$0	6	$4,716 million
Frederick R. Marki	0	$0	0	$0	4	$2,261 million

High Yield Fund

PineBridge Investments LLC

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John Yovanovic CFA*	4	$3,164.1 million	9	$3,368.84 million	21	$6,565.37 million
Jeremy Burton CFA*	5	$675.20 million	10	$3,419.96 million	22	$6,682.16 million

*

Portfolio manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2023 can be found in the table below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John Yovanovic CFA	1	$119.1 million	0	$0	2	$1,355.05 million
Jeremy Burton CFA	2	$245.38 million	0	$0	2	$1,355.05 million

Western Asset Management Company

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
S. Kenneth Leech*	97	$131,512 million	315	$68,578 million	633	$183,175 million
Michael Buchannan, CFA*	33	$16,301 million	60	$18,017 million	152	$55,941 million
Walter Kilcullen*	7	$3,781 million	15	$6,241 million	22	$3,202 million

74

*

Portfolio manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2023 can be found in the table below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
S. Kenneth Leech	0	$0	24	$2,643 million	22	$12,745 million
Michael Buchannan, CFA*	0	$0	7	$1,248	6	$1 ,677 million
Walter Kilcullen*	0	$0	3	$310	0	$0

International Fixed Income Fund

Pacific Investment Management Company LLC

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Sachin Gupta*	14	$21,161.21 million	23	$13,074.98 million	33	$15,678.72 million

*

Portfolio manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2023 can be found in the table below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Sachin Gupta	0	$0	3	$702.00 million	3	$640.66 million

Municipal Bond Fund

BlackRock Financial Management, Inc.

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Michael Kalinoski	34	$35.94 billion	0	$0	0	$0
Kevin Maloney	36	$38.05 billion	0	$0	0	$0

Inflation-Linked Fixed Income Fund

Pacific Investment Management Company LLC

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Daniel He*	17	$23,765.45 million	3	$717.77 million	7	$2,425.08 million
Steve Rodosky*	23	$36,718.33 million	7	$4,545.07 million	18	$8,887.80 million

75

*

Portfolio manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2023 can be found in the table below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Daniel He	0	$0	1	$491.51 million	0	$0
Steve Rodosky	0	$0	2	$3,622.11 million	4	$1,362.67 million

Ultra-Short Term Fixed Income Fund

Pacific Investment Management Company LLC

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Jerome M. Schneider*	21	$52,575.44 million	11	$35,728.78 million	35	$24,174.08 million

*

Portfolio manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2023 can be found in the table below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Jerome M. Schneider	0	$0	0	$0	2	$955.39 million

Alternative Strategies Fund

Consulting Group Advisory Services LLC

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Sukru Saman	0	$0	0	$0	2,860	$383.3 million
Andrew Nania	0	$0	0	$0	0	$0

PORTFOLIO MANAGER COMPENSATION

Allspring Global Investments (“Allspring”)

The compensation structure for portfolio managers includes a competitive fixed base salary plus variable incentives, payable annually and over a deferred period. Allspring participates in third party investment management compensation surveys for market-based compensation information to help support individual pay decisions and to ensure our compensation is aligned with the marketplace. In addition to surveys, we also consider prior professional experience, tenure, seniority, and a portfolio manager’s team size, scope, and assets under management when determining his/her total compensation. In addition, portfolio managers who meet the eligibility requirements may participate in our 401(k) plan that features a limited matching contribution. Eligibility for and participation in this plan is on the same basis for all employees.

Our Investment Incentive Program plays an important role in aligning the interests of our portfolio managers, investment team members, clients, and shareholders. Incentive awards for portfolio managers are determined based on a review of relative investment and business/team performance. Investment performance is generally evaluated for 1-, 3-, and 5-year performance results, with a predominant weighting on the 3- and 5-year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style.

76

Once determined, incentives are awarded to portfolio managers annually, with a portion awarded as annual cash and a portion awarded as a deferred incentive. The long-term portion of incentives generally carry a pro-rated vesting schedule over a 3-year period. For many of our portfolio managers, Allspring further requires a portion of their annual long-term award be allocated directly into each strategy they manage through a deferred compensation vehicle. In addition, our investment team members who are eligible for long term awards also have the opportunity to invest up to 100% of their awards into investment strategies they support (through a deferred compensation vehicle).

As an independent firm, approximately 20% of Allspring is owned by employees, including portfolio managers.

Aristotle Capital Boston, LLC (“Aristotle”)

Aristotle management believes the company remuneration structure exceeds industry standards and has resulted in Aristotle’s ability to attract and retain talented professionals. Aristotle focuses on long-term compensation packages that align individual incentives with the long-term business objectives. Aristotle believes their low historical level of turnover is proof of an attractive compensation structure.

Aristotle investment professionals are compensated with competitive base salaries and an annual discretionary bonus that reflects their individual contributions to company objectives. In addition, firm equity ownership may be granted to investment professionals the Executive Leadership team believes can contribute significant value to the firm over the long run. All six members of the research team are equity partners.

The bonus allocation set aside by management is determined by firm profitability. Aristotle believes the best way to motivate and compensate team members is to have each member of the research team focused on what is best for the overall portfolio, as opposed to individual areas of responsibility. Therefore, investment professionals are evaluated based on a qualitative assessment of their research contributions as well as overall client results, as opposed to a paper portfolio or an individual sector. Aristotle believes this structure leads to proper alignment with Aristotle’s clients and limits the potential for excessive risk taking in the portfolio.

Compensation is not dependent on the performance of any single account or Fund managed by the firm.

BlackRock Financial Management, Inc. (“BlackRock”)

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation—Mr. Mauro and Ms. Uyehara

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by

77

each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmarks
James Mauro	A combination of market-based indices (e.g., Bloomberg MBS Index and the Bloomberg U.S. TIPS 0-5 Years Index).

Karen Uyehara	A combination of market-based indices (e.g., Bloomberg U.S. Aggregate Bond Index), certain customized indices and certain fund industry peer groups.

Discretionary Incentive Compensation—Messrs. Whitehead and Sietsema and Hsui

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. The performance of Mses. Hsui and Mr. Sietsema and Whitehead is not measured against a specific benchmark.

Discretionary Incentive Compensation—Messrs. Kalinoski and Maloney

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Funds and other accounts are:

Portfolio Manager	Benchmarks
Michael Kalinoski Kevin Maloney	A combination of market-based indices (e.g., Bloomberg Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

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Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of these Funds have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in the following:

Incentive Savings Plans—BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service (“IRS”) limit ($330,000 for 2023). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

Causeway Capital Management LLC (“Causeway”)

Sarah H. Ketterer and Harry W. Hartford, the chief executive officer and president of Causeway, respectively, receive annual salaries and are entitled, as controlling owners of Causeway’s parent holding company, to distributions of the holding company’s profit based on their ownership interests. They do not receive incentive compensation. Messrs. Cho, Eng, Muldoon, Valentini and Nguyen and Ms. Lee receive salaries and may receive incentive compensation (including potential cash awards of growth units, or awards of equity units). Portfolio managers also receive, directly or through estate planning vehicles, distributions of Causeway’s profit based on their minority ownership interests in Causeway’s parent company. Causeway’s Compensation Committee weighing a variety of objective and subjective factors determines salary and incentive compensation and, subject to the approval of the holding company’s Board of Managers, may award equity units. Portfolios are team-managed and salary and incentive compensation are not based on the specific performance of the Sleeve or any single client account managed by Causeway but take into account the performance of the individual portfolio manager, the relevant team and Causeway’s overall performance and financial results. For portfolio managers of the Sleeve, the performance of stocks selected for client portfolios within a particular industry or sector over a multi-year period relative to appropriate benchmarks will be relevant for portfolio managers assigned to that industry or sector. Causeway takes into account both quantitative and qualitative factors in determining the

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amount of incentive compensation awarded, including the following factors: individual research contribution, portfolio and team management contribution, group research contribution, client service and recruiting contribution, and other contributions to client satisfaction and firm development.

ClearBridge Investments, LLC (“ClearBridge”)

Compensation includes without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts.

ClearBridge’s Portfolio Managers participate in a competitive compensation program that is designed to attract and retain outstanding investment professionals and closely align the interests of its investment professionals with those of its clients and overall firm results.

The total compensation program includes significant incentive component that rewards high performance standards, integrity, and collaboration consistent with the firm’s values. Portfolio Manager compensation is reviewed and modified each year as appropriate to reflect changes in the market and to ensure the continued alignment with the goals stated above. ClearBridge’s Portfolio Managers and other investment professionals receive a combination of base compensation and discretionary compensation, comprising a cash incentive award and deferred incentive plans described below.

Base Salary Compensation—Base salary is fixed and primarily determined based on market factors and the experience and responsibilities of the investment professional within the firm.

Discretionary Compensation—In addition to base compensation, managers may receive discretionary compensation. Discretionary compensation can include:

•	Cash Incentive Award

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ClearBridge’s Deferred Incentive Plan (CDIP)—a mandatory program that typically defers 15% of discretionary year-end compensation into ClearBridge managed products. For portfolio managers, one-third of this deferral tracks the performance of their primary managed product, one-third tracks the performance of a composite portfolio of the firm’s new products and one-third can be elected to track the performance of one or more of ClearBridge’s managed funds. Consequently, portfolio managers can have two-thirds of their CDIP award tracking the performance of their primary managed product. For research analysts, two-thirds of their deferral is elected to track the performance of one or more of ClearBridge managed funds, while one-third tracks the performance of the new product composite. ClearBridge then makes a company investment in the proprietary managed funds equal to the deferral amounts by fund. This investment is a company asset held on the balance sheet and paid out to the employees in shares subject to vesting requirements.

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Restricted Stock Deferral—a mandatory program that typically defers 5% of discretionary year-end compensation into Franklin Resources restricted stock. The award is paid out to employees in shares subject to vesting requirements.

Several factors are considered by ClearBridge Senior Management when determining discretionary compensation for portfolio managers. These include but are not limited to:

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Investment performance. A portfolio manager’s compensation is linked to the investment performance of the fund/accounts managed by the portfolio manager. Investment performance is calculated for 1-, 3-, and 5-year periods measured against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s Prospectus) and relative to applicable industry peer groups. The greatest weight is generally placed on 3- and 5-year performance;

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•	Appropriate risk positioning that is consistent with the strategy’s investment philosophy and approach to generation of alpha;

•	Overall Firm profitability and performance;

•	Amount and nature of assets managed by the Portfolio Manager;

•	Contributions for asset retention, gathering and client satisfaction;

•	Contribution to mentoring, coaching and/or supervising;

•	Contribution and communication of investment ideas in ClearBridge’s Investment meetings and on a day to day basis; and

•	Market compensation survey research by independent third parties.

Consulting Group Advisory Services LLC (“CGAS” or the “Manager”), a business of Morgan Stanley Wealth Management

Base salary and discretionary bonus are not based on fund performance or AUM.

D.F. Dent & Company, Inc. (“DF Dent”)

Portfolio manager compensation is salary, bonus, and company profit sharing plan. Each PM’s bonus is based on firm’s success in the calendar year, the Midcap strategy’s success in the calendar year, the PM’s contribution to the success of both firm and strategy, and quantitative measure of the PM’s stocks they are responsible for based 1 year, 3 year, and 5 year returns.

Given D.F. Dent is a long-term investor the 3 and 5 year performance is weighted 40% each, while the 1 year performance is weighted 20%. Compensation is not fixed as the bonus is subjective. Compensation is based on pre-tax performance and assets held in the fund have no impact on PM compensation.

Great Lakes Advisors, LLC (“Great Lakes”)

Our investment professionals are eligible for attractive compensation packages comprised of base salaries, a tracking shares program, as well as annual cash bonuses. The deferred compensation aspect of an employee’s annual bonus allows investment personnel to invest in our strategies. We believe this increases an already strong retention rate and further strengthens our confidence in our investment process and philosophy.

Each named portfolio manager receives a fixed base salary.

An investment professional’s bonus is based on merit and profitability of the firm and measurable objectives based on (a) short-term and long-term performance of the strategy over 1, 3 and 5 year periods, (b) individual contribution to performance, and (c) contribution to overall firm profitability. All accounts in the same strategy are managed according to the same model and investments are accordingly allocated pro rata. Compensation for our investment personnel is structured in a manner to ensure there is no favoritism paid towards certain accounts. Bonuses vary and are ultimately determined by our Chief Investment Officer and Chief Executive Officer. Bonuses for investment professionals are based primarily on their contributions as portfolio managers and/or analysts, but also incorporate other intangibles contributing to our overall success.

Lazard Asset Management LLC (“Lazard”)

Lazard’s portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, invest in securities in which the Trust may invest or pursue a strategy similar to a Fund’s strategies. Portfolio managers responsible for managing the Funds may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as “wrap accounts”) and model portfolios.

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Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash, stock and restricted interests in funds managed by Lazard or its affiliates. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard’s investment philosophy.

Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment; (ii) maintenance of current knowledge and opinions on companies owned in the portfolio;

(iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.

Variable bonus is based on the portfolio manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark, generally as set forth in the Prospectus or other governing document, over the current fiscal year and the longer-term performance of such account, as well as performance of the account relative to peers. The portfolio manager’s bonus also can be influenced by subjective measurement of the manager’s ability to help others make investment decisions. A portion of a portfolio manager’s variable bonus is awarded under a deferred compensation arrangement pursuant to which the portfolio manager may allocate certain amounts awarded among certain portfolios, in shares that vest in two to three years. Certain portfolio managers’ bonus compensation may be tied to a fixed percentage of revenue or assets generated by the accounts managed by such portfolio management teams.

Martin Currie Inc. (“Martin Currie”)

Our approach to compensation aims to attract and retain high caliber investment professionals and is designed to ensure alignment with our clients’ interests. Compensation for our Global Emerging Markets team blends three key components: base salary, annual bonus and long-term deferred awards.

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Salaries for the Global Emerging Markets team are reviewed using relevant industry market data, obtained through regular participation in an external compensation benchmarking exercise, to ensure fixed pay remains competitive. Salaries are typically reviewed at least annually.

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Annual bonus for the Global Emerging Markets team is based on an agreed revenue share scheme mechanism, intended to incentivize and reward consistent delivery for our clients by each team. Whilst this is an annual scheme, the outcomes are predominantly the product of Global Emerging Markets team revenue built up over several years following the team’s focus on long-term investment performance.

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Long-term incentivization and alignment with client interests are created through a significant proportion of annual bonus being deferred into the team’s own Funds, with a vesting period typically over three years. The deferral into an appropriate Investment Fund managed by the Global Emerging Markets team ensures close alignment with client interests and, together with deferral into parent company stock, provides longer-term team retention.

The mix of remuneration paid as fixed (salary) and variable remuneration (annual cash bonus, deferred variable pay) is regularly benchmarked against industry peers using the latest compensation benchmarking data and against regulatory requirements to ensure, in the interests of clients, that there is an appropriate ratio of fixed to variable remuneration for each role.

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Whilst contribution to investment performance is the most significant influence upon each team member’s individual annual bonus award, emphasis is also given to personal performance which recognizes elements such as performance against qualitative objectives, development goals, risk and compliance behaviors, living our company values and contribution to the wider firm.

The management of sustainability risks and other ESG factors is an integrated aspect of the firm’s investment process and is also considered in the performance measurement of each member of our investment teams. Compliance with the firm’s ESG policies, which govern the monitoring and management of sustainability risks, is among the non-financial metrics which determine compensation outcomes.

Individual bonus awards are typically determined by the Investment Team Head with oversight from Human Resources, the Chief Executive Officer and the Martin Currie Remuneration Committee. Our approach to compensation is directed by our Remuneration Committee, which is constituted primarily by non-executive directors to enable independent oversight. Our variable pay schemes provide a sufficient level of flexibility within the process to take account of both individual and company performance and for external events beyond the company’s control. This includes the ability not to pay any variable remuneration. These decisions are subjected to formal governance via the Martin Currie Remuneration Committee, and there is discretion to adjust reward to reflect other factors such as behaviors and management of risk, including the management of sustainability risks and other ESG factors. Our Human Resources function also play a role in ensuring fair and appropriate application of remuneration practices across the organization such as to support the firms’ objectives and priorities, including compliance with relevant local legislation and best practice in relation to areas such as diversity and inclusion.

Members of the Global Emerging Markets team are employed on long-term employment contracts, with contractual notice periods which increase in line with seniority, to help solidify stability of the strategy and ensure continued focus on investment performance.

Neuberger Berman Investment Advisers LLC (“Neuberger”)

Our compensation philosophy is one that focuses on rewarding performance and incentivizing our employees. We are also focused on creating a compensation process that we believe is fair, transparent, and competitive with the market.

Compensation for Portfolio Managers consists of either (i) fixed (salary) and variable (discretionary bonus) compensation but is more heavily weighted on the variable portion of total compensation (ii) on a production model, whereby formulaic compensation is paid from the team compensation pool on a fixed schedule (typically monthly) or (iii) a combination of salary, bonus and/or production compensation. Compensation is paid from a team compensation pool made available to the portfolio management team with which the Portfolio Manager is associated. The size of the team compensation pool is determined based on a formula that takes into consideration a number of factors including the pre-tax revenue that is generated by that particular portfolio management team, less certain adjustments. The amount allocated to individual Portfolio Managers is determined on the basis of a variety of criteria, including investment performance (including the aggregate multi-year track record), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman. Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts. The share of pre-tax revenue a Portfolio Manager receives pursuant to any such arrangement will vary based on certain revenue thresholds.

The terms of our long-term retention incentives are as follows:

Employee-Owned Equity. Certain employees (primarily senior leadership and investment professionals) participated in Neuberger Berman’s equity ownership structure, which was launched as part of the firm’s

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management buyout in 2009 and designed to incentivize and retain key personnel. We currently offer an equity acquisition program which allows employees a more direct opportunity to invest in Neuberger Berman. For confidentiality and privacy reasons, we cannot disclose individual equity holdings or program participation.

Contingent Compensation. Certain employees may participate in the Neuberger Berman Group Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment. Under the CCP, up to 20% of a participant’s annual total compensation in excess of $500,000 is contingent and subject to vesting. The contingent amounts are maintained in a notional account that is tied to the performance of a portfolio of Neuberger Berman investment strategies as specified by the firm on an employee-by-employee basis. By having a participant’s contingent compensation tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of members of investment teams, including Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio.

Restrictive Covenants. Most investment professionals, including Portfolio Managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions. For confidentiality and privacy reasons, we cannot disclose individual restrictive covenant arrangements.

Nuance Investments, LLC (“Nuance”)

Nuance is 100% employee owned. The President and Co-CIO, Scott Moore, owns 78.12% of the firm. The Vice President and Co-CIO, Chad Baumler, owns 13.88%. Nuance believes there is no better alignment of compensation than firm ownership. Nuance compensates the Portfolio Managers for their management of the Funds. The team is compensated in four ways: salary, bonus, profit sharing and asset revenue sharing. The base salary is determined by overall experience, expertise, and competitive market rates. The performance bonus is based on job performance. The profit and asset revenue sharing components of the compensation are motivation to stay loyal to the firm and participate in the growth and overall profitability of the firm. Whereas the performance of an account may contribute to the overall profitability of the firm, compensation of a Portfolio Manager is not based on the numerical performance of any client account. All of the Portfolio Managers’ compensation packages are paid by Nuance and not by any client account.

Pacific Investment Management Company LLC (“PIMCO”)

Portfolio Manager Compensation

PIMCO and its affiliates approach to compensation seeks to provide professionals with a compensation process that is driven by values of collaboration, openness, responsibility and excellence.

Generally, compensation packages consist of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for clients, among other factors. A portfolio manager’s compensation is not based solely on the performance of the Fund or any other account managed by that portfolio manager:

Base Salary—Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.

Variable Compensation—In addition to a base salary, portfolio managers have a variable component of their compensation, which is based on a combination of individual and company performance and includes both

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qualitative and quantitative factors. The following non-exhaustive list of qualitative and quantitative factors is considered when determining total compensation for portfolio managers:

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performance measured over a variety of longer- and shorter-term periods, including 5- year, 4-year, 3-year, 2- year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Fund(s)) and relative to applicable industry peer groups and amount and nature of assets managed by the portfolio manager.

The variable compensation component of an employee’s compensation may include a deferred component. The deferred portion will generally be subject to vesting and may appreciate or depreciate based on the performance of PIMCO and/or its affiliates. PIMCO’s Long-Term Incentive Plan provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period.

Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

PineBridge Investments LLC (“PineBridge”)

Compensation for all PineBridge Portfolio Managers consists of both a salary and a bonus component. The salary component is a fixed base salary, and does not vary based on a Portfolio Manager’s performance. Generally, salary is based upon several factors, including experience and market levels of salary for such position. The bonus component is generally discretionarily determined based both on a Portfolio Manager’s individual performance and the overall performance of PineBridge. In assessing individual performance of Portfolio Managers, both qualitative performance measures and also quantitative performance measures assessing the management of a Portfolio Manager’s funds are considered. A Portfolio Manager may be offered a long-term incentive/performance unit plan (LTI) to share in the long-term growth of the company. The LTI Plan allows for the granting of incentive units representing equity interests in the company with the main objective of attracting and retaining talent, incentivizing employee long-term performance and ensuring employee alignment of interests with the firm’s long-term vision and goals..

Principal Asset Management

Principal Asset Management offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms. The objectives are to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.

Compensation for equity investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels.

The incentive component is well aligned with client objectives, with the largest determinant being investment performance relative to appropriate client benchmarks and peer groups. Relative performance metrics are measured over rolling three-year and five-year periods, calculated quarterly. Emphasis is placed on longer term results, with the three-year and five-year results each comprising 50% weights. Quarterly measurement of rolling period results reinforces our longer-term orientation, avoiding undue attention to seasonal or calendar year considerations.

The remaining portion of variable compensation is discretionary and is based on individual contributions and the overall results of Principal Aligned. Under this structure, business metrics are aligned specifically with the results

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of Principal Aligned rather than the broader parent organization. The structure is uniformly applied among all investment professionals. For portfolio managers and senior professionals, a portion of incentive compensation may be deferred; 40% of the deferred compensation is awarded in Principal Financial Group (“PFG”) restricted stock units and the other 60% is required to be invested into funds managed by the team, via a co-investment, or mutual fund deferral program. Both vehicles have a three-year vesting period.

The benefits of this structure are three-fold. First, the emphasis on investment performance as the largest driver of variable compensation provides strong alignment of interests with client objectives. Second, the discretionary profit sharing element allows flexibility to retain key personnel at times when our investment strategies may be temporarily out of favor. Third, the overall measurement framework and the deferred component for senior professionals is well aligned with our desired focus on longer term results, co-investment alongside clients, collaboration, and team development.

Compensation is based on pre-tax performance.

Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited (together, “Schroders”)

Schroders’ methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures. The Fund’s portfolio managers are compensated for their services to the Fund and to other accounts they manage in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all Schroder employees. A limited number of fund managers may also receive awards under a long-term incentive program, aimed at recognizing key talent and sustained performance and potential. In addition, certain employees, typically those in the private markets division of Schroders, may also be eligible to participate in carried-interest sharing arrangements, which further enhance long-term retention and alignment to investment performance.

Base salary of Schroder employees is determined by reference to the level of responsibility inherent in the role and the skills and experience of the incumbent, and is benchmarked annually against market data to ensure that Schroders is paying competitively. Schroders reviews base salaries annually, targeting increases at lower earners, for whom fixed compensation comprises a more significant portion of total compensation, as well as employees whose roles have increased in scope materially during the year and those whose salary is behind market rates. At more senior levels, base salaries tend to be adjusted less frequently as the emphasis is increasingly on the discretionary bonus.

Schroders believes that a discretionary incentive scheme approach is preferable to the use of formulaic arrangements to ensure that good conduct and behaviors in line with the Schroders values are rewarded, to avoid reinforcing or creating conflicts of interest and to encourage a one team attitude. Any discretionary bonus is determined by a number of factors. At a macro level the total amount available to spend is a function of the compensation to revenue ratio achieved by Schroders globally. Schroders then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders’ clients. For each team, Schroders assesses the performance of their Funds relative to competitors and to relevant benchmarks (which may be internally- and/or externally-based and are considered over a range of performance periods, including over one and three year periods), the level of Funds under management and the level of performance fees generated, if any.

The portfolio managers’ compensation for other accounts they manage may be based upon such accounts’ performance. Non-financial performance metrics, including adherence to effective risk management, also form a significant part of the performance assessment process which is considered in determining the individual’s bonus award. Schroders assesses each employee’s performance across three key areas: Business Excellence, Behavioral Excellence and Conduct, taking into account factors such as leadership, contribution to other parts of the

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business, and identifying those whose behavior exemplifies our corporate values of excellence, integrity, teamwork, passion, and innovation. For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock and fund-based awards of notional cash investments in a range of Schroders funds.

These deferrals vest over a period of three years or more and seek to ensure that the interests of employees are aligned with those of clients and shareholders.

Van Eck Associates Corporation (“VanEck”)

VanEck’s portfolio managers are paid a fixed base salary and a bonus. The bonus is based upon the quality of investment analysis and management of the funds for which they serve as portfolio manager. Portfolio managers who oversee accounts with significantly different fee structures are generally compensated by discretionary bonus rather than a set formula to help reduce potential conflicts of interest. At times, VanEck manages accounts with incentive fees. The portfolio managers may serve as portfolio managers to other clients. Such “Other Clients” may have investment objectives or may implement investment strategies similar to those of the Funds. When the portfolio managers implement investment strategies for Other Clients that are similar or directly contrary to the positions taken by a Fund, the prices of the Fund’s securities may be negatively affected. The compensation that a Fund’s portfolio manager receives for managing other client accounts may be higher than the compensation the portfolio manager receives for managing the Fund. The portfolio managers do not believe that their activities materially disadvantage the Fund. VanEck has implemented procedures to monitor trading across funds and its Other Clients.

Victory Capital Management Inc. (“Victory Capital”)

Victory Capital has designed the structure of its portfolio managers’ compensation to (1) align portfolio managers’ interests with those of Victory Capital’s clients with an emphasis on long-term, risk-adjusted investment performance, (2) help Victory Capital attract and retain high-quality investment professionals, and (3) contribute to Victory Capital’s overall financial success. Each of the portfolio managers receives a base salary plus an annual incentive bonus for managing separate accounts, investment companies, other pooled investment vehicles and other accounts (including any accounts for which Victory Capital receives a performance fee) (together, “Accounts”). A portfolio manager’s base salary is dependent on the manager’s level of experience and expertise. Victory Capital monitors each manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various consultants that specialize in competitive salary information. Such data, however, is not considered to be a definitive benchmark.

Each of the portfolio management teams employed by Victory Capital (including Trivalent Investments, which is responsible for managing a portion of the International Equity Fund) may earn incentive compensation based on a percentage of Victory Capital’s revenue attributable to fees paid by Accounts managed by the team. The chief investment officer of each team, in coordination with Victory Capital, determines the allocation of the incentive compensation earned by the team among the team’s portfolio managers by establishing a “target” incentive for each portfolio manager based on the manager’s level of experience and expertise in the manager’s investment style. Individual performance is based on objectives established annually using performance metrics such as portfolio structure and positioning, research, stock selection, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to Victory Capital’s philosophy and values, such as leadership, risk management and teamwork. The annual incentive bonus also factors in individual investment performance of each portfolio manager’s portfolio or fund relative to a selected peer group(s). The overall performance results for a manager are based on the composite performance of all Accounts managed by that manager on a combination of one-, three- and five-year rolling performance periods as compared to the performance information of a peer group of similarly-managed competitors.

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Victory Capital’s portfolio managers may participate in the equity ownership plan of Victory Capital’s parent company. There is an ongoing annual equity pool granted to certain employees based on their contribution to the firm. Eligibility for participation in these incentive programs depends on the manager’s performance and seniority.

Walter Scott & Partners Limited (“Walter Scott”)

Walter Scott’s staff are paid competitive base salaries. Everyone in the firm is eligible to participate in the firm’s annual profit share, which is a fixed percentage of the firm’s pre-tax and pre-incentive operating profits.

This is the sole source of incentive compensation with performance being measured on a variety of goals and outcomes unique to each individual but ultimately contributing to the firm’s investment objectives and the client service Walter Scott provides. Compensation awards for those in the Research team are measured using the same outcomes. Long-term performance, contribution to portfolio management decisions, research effort, stock picking success, responsibility for ESG research and stewardship with integration of sustainability risks, and support in best serving our clients are among other factors considered when determining an individual’s profit share. The importance given to particular factors will vary over time and between individuals.

The relative weights of base salary and profit share move according to performance. The components of compensation will also vary from year-to-year depending on the level of operating profit. There is, however, no cap on profit share as a percentage of base salary.

For Executive Directors, members of the Research team and some senior staff, the majority of annual compensation comprises a share of the firm’s profits. An element of this is deferred via a long-term incentive plan and invested in a global equity fund of which Walter Scott is the investment adviser. For some other roles the long-term incentive plan is in BNY Mellon stock. Both have a deferral period which vests on a pro-rata basis over three or four years.

Our compensation structure is designed to align with the long-term interests of our clients. It is consistent with our strategy, culture and purpose, ensuring sound and effective risk management alongside the fair and equal treatment of all staff. It is also consistent with our approach to ESG and the integration of ESG risks into our investment process. Our Remuneration Policy aims to:

•	Support the sustainable growth of Walter Scott.

•	Promote a fair, inclusive and motivated working culture.

•	Attract and retain high-performing individuals.

•	Reward superior performance.

•	Deliver competitive compensation in the local employment market.

Walter Scott’s compensation structure is designed to promote fair and equal treatment of all staff. The Board’s Remuneration and Nominations Committee reviews and approves the annual salary and profit-share allocations based on the overall performance of the firm.

Western Asset Management Company (“Western”)

At Western Asset, one compensation methodology covers all employees, including investment professionals. Standard compensation includes competitive base salaries, generous employee benefits, incentive bonus and a retirement plan which includes an employer match and discretionary profit sharing. Incentive bonuses are usually distributed in November.

The Firm’s compensation philosophy is to manage fixed costs by paying competitive base salaries, but reward performance through the incentive bonus. A total compensation range for each position within Western Asset is

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derived from annual market surveys and other relevant compensation-related data that benchmark each role to their job function and peer universe. This method is designed to base the reward for employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Furthermore, the incentive bonus makes up the variable component of total compensation. Additional details regarding the incentive bonus are below:

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Each employee participates in the annual review process in which a formal performance review is conducted at the end of the year and also a mid-year review is conducted halfway through the fiscal year.

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The incentive bonus is based on one’s individual contributions to the success of one’s team performance and the Firm. The overall success of the Firm will determine the amount of funds available to distribute for all incentive bonuses.

•	Incentive compensation is the primary focus of management decisions when determining Total Compensation, as base salaries are purely targeting to pay a competitive rate for the role.

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Western Asset offers long-term incentives (in the form of a deferred cash plan) as part of the discretionary bonus for eligible employees. The eligibility requirements are discretionary and the plan participants include all investment professionals, sales and relationship management professionals and senior managers. The purpose of the plan is to retain key employees by allowing them to participate in the plans where the awards are deferred and can be invested into a variety of Western Asset funds until the vesting date. These contributions plus the investment gains are paid to the employee if he/she remains employed and in good standing with Western Asset until the discretionary contributions become vested. Discretionary contributions made to the Plan will be placed in a special trust that restricts management’s use of and access to the money.

For portfolio managers, the formal review process also includes the use of a Balanced Scorecard to measure performance. The Balanced Scorecard includes one-, three-, and five-year investment performance, monitoring of risk, (portfolio dispersion and tracking error), client support activities, adherence to client portfolio objectives and guidelines, and certain financial measures (AUM and revenue trends). In reviewing investment performance, one-, three-, and five-year annualized returns are measured against appropriate market peer groups and to each fund’s benchmark index. These are structured to reward sector specialists for contributions to the firm as well as relative performance of their specific portfolios/product and are determined by the professional’s job function and performance as measured by the review process.

Westfield Capital Management Company, L.P. (“Westfield”)

Members of the Westfield Investment Committee may be eligible to receive various components of compensation:

•	Investment Committee members receive a base salary commensurate with industry standards.

•

Investment Committee members are also eligible to receive an annual performance-based bonus award. The amount awarded is based on the employee’s individual performance attribution and overall contribution to the investment performance of Westfield.

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Investment Committee members may be eligible to receive equity interests in the future profits of Westfield. Individual awards are typically determined by a member’s overall performance within the firm, including but not limited to contribution to company strategy, participation in marketing and client service initiatives, as well as longevity at the firm. Key members of Westfield’s management team who receive equity interests in the firm enter into agreements restricting post-employment competition and solicitation of clients and employees of Westfield. This compensation is in addition to the base salary and performance-based bonus.

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POTENTIAL CONFLICTS OF INTEREST

Potential conflicts of interest may arise when a Fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers listed in the tables above.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment Sub-adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment Sub-adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. Related Business Opportunities. A Sub-adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to a Sub-adviser and its affiliates.

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Allspring Global Investments (“Allspring”)

Allspring Investment’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Allspring Investments has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, Allspring Investments has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and are designed to ensure that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in a fair and equitable manner. Furthermore, Allspring Investments has adopted a Code of Ethics under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

Aristotle Capital Boston, LLC (“Aristotle”)

Potential conflicts of interest include:

•

Side-by-side Management: Potential conflicts of interest could arise when there is side-by side management of private funds, separately managed accounts and mutual funds. These conflicts may arise through trade allocation and through selections of portfolio securities. Aristotle seeks to mitigate conflict related to trade allocation through its trade rotation procedures.

•

Trade Aggregation: In making investment decisions for the accounts, securities considered for investment by one account may also be appropriate for another account managed by Aristotle. On occasions when the purchase or sale of a security is deemed to be in the best interest of more than one account, Aristotle may, but is not required to, aggregate or block orders for the purchase or sale of securities for all such accounts to the extent consistent with best execution and the terms of the relevant investment advisory agreements. Such combined or blocked trades may be used to facilitate best execution, including negotiating more favorable prices, obtaining more timely or equitable execution or reducing overall commission charges. Aggregation of transactions will occur only when 87 Aristotle believes that such aggregation is consistent with Aristotle’s duty to seek best execution and best price for clients and is consistent with Aristotle’s investment advisory agreement with each client for which trades are being aggregated. Client accounts with certain restrictions and directed brokerage clients may be unable to participate in blocked transactions.

•

Mutual Fund Compliance: Section 17(e)(1) prohibits a registered investment company and its affiliated persons from accepting any compensation “for the purchase or sale of property to or for the fund” unless the compensation is (1) regular salary from the fund; or (2) compensation for serving as underwriter or broker to the fund. Compensation includes a wide range of economic benefits, from gifts and entertainment to additional compensation for services that are part of a fund manager’s regular

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responsibilities, such as credit monitoring. Compensation that falls outside of the two limited exceptions will be subject of scrutiny and may be found to violate 17(e)(1) regardless of: (1) the amount of compensation; (2) whether there was intent or influence; or (3) whether the fund actually suffered economic harm. Once a conflict of interest is established, the burden shifts to the party in conflict. It is the policy of the Adviser to prohibit Trading Personnel from receiving any compensation for the purchase or sale of property to or for the mutual funds. Furthermore, Trading Personnel are prohibited from compensating any affiliated broker that initiates transactions on behalf of the mutual funds.

•

Proxy Voting: Aristotle acknowledges its responsibility for identifying material conflicts of interest related to voting proxies. In order to ensure that Aristotle is aware of the facts necessary to identify conflicts, senior management of Aristotle must disclose to the CCO any personal conflicts such as officer or director positions held by them, their spouses or close relatives, in any portfolio company. Conflicts based on business relationships with Aristotle or any affiliate of Aristotle will be considered only to the extent that Aristotle has actual knowledge of such relationships. If a conflict may exist which cannot be otherwise addressed by the CIO, Aristotle may choose one of several options including: (1) “echo” or “mirror” voting the proxies in the same proportion as the votes of other proxy holders that are not Aristotle clients; (2) if possible, erecting information barriers around the person or persons making the voting decision sufficient to insulate the decision from the conflict; or (3) if agreed upon in writing with the client, forwarding the proxies to affected clients and allowing them to vote their own proxies.

•

Supervisory Matters: Aristotle will take reasonable steps to ensure that neither it nor its employees offer or give, or solicit or accept, in the course of business, any inducements which may lead to such conflicts. Employees generally may not solicit gifts or gratuities nor give inducements, except in accordance with these policies and procedures. Additionally, any employment or other outside activity by an employee may result in possible conflicts of interests for the employee or for the firm and therefore is to be reviewed and approved by the CCO. Aristotle employees are generally allowed to serve on the board of directors of any publicly traded companies only with the prior authorization of the CCO. Because Aristotle encourages employee involvement in charitable, non-public organizations and civic and trade association activities, such outside activities will generally be approved unless a clear conflict of interest exists. Employees must update annually any requests for approval of an outside activity.

BlackRock Financial Management, Inc. (“BlackRock”)

Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant

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shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Mr. Mauro and Ms. Uyehara may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Mr. Mauro and Ms. Uyehara may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Causeway Capital Management LLC (“Causeway”)

These portfolio managers who manage the Sleeve also manage their own personal accounts and other accounts, including accounts for corporations, pension plans, public retirement plans, sovereign wealth funds, superannuation funds, Taft- Hartley pension plans, endowments and foundations, mutual funds and other collective investment vehicles, charities, private trusts, wrap fee programs, and other institutions (collectively, “Other Accounts”). In managing certain of the Other Accounts, the portfolio managers employ investment strategies similar to those used in managing the Sleeve, subject to certain variations in investment restrictions. The portfolio managers purchase and sell securities for the Sleeve that they also recommend to Other Accounts. The portfolio managers at times give advice or take action with respect to certain accounts that differs from the advice given other accounts with similar investment strategies. Certain of the Other Accounts may pay higher or lower management fee rates than the Sleeve or pay performance-based fees to Causeway. All of the portfolio managers have personal investments in one or more of the funds sponsored and managed by Causeway or similarly-managed collective investment trusts. Ms. Ketterer and Mr. Hartford each holds (through estate planning vehicles) a controlling voting interest in Causeway’s parent holding company and Messrs. Cho, Eng, Muldoon, Valentini and Nguyen, and Ms. Lee (directly or through estate planning vehicles) have minority ownership interests in Causeway’s parent holding company.

Actual or potential conflicts of interest arise from the portfolio managers’ management responsibilities with respect to the Other Accounts and their own personal accounts. These responsibilities may cause portfolio managers to devote unequal time and attention across client accounts and the differing fees, incentives and relationships with the various accounts provide incentives to favor certain accounts. Causeway has written compliance policies and procedures designed to mitigate or manage these conflicts of interest. These include policies and procedures to seek fair and equitable allocation of investment opportunities (including IPOs and new issues) and trade allocations among all client accounts and policies and procedures concerning the disclosure and use of portfolio transaction information. Causeway also has a Code of Ethics which, among other things, limits personal trading by portfolio managers and other employees of Causeway. There is no guarantee that any such policies or procedures will cover every situation in which a conflict of interest arises.

ClearBridge Investments, LLC (“ClearBridge”)

ClearBridge serves as a subadviser to the Pathway Funds - Large Cap Equity Fund. Potential conflicts of interest may arise when the Fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the Fund’s portfolio managers.

The subadviser and the Fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the subadviser and the individuals that each employs. For example,

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the subadviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The subadviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the subadviser and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention—A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Investment Opportunities—If a portfolio manager identifies an investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity. The subadviser has adopted policies and procedures to ensure that all accounts, including the Fund, are treated equitably.

Pursuit of Differing Strategies—At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Broker/Dealers—In addition to executing trades, some broker/dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. For this reason, the subadviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Variation in Compensation—A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee (and the percentage paid to the subadviser ) differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Consulting Group Advisory Services LLC (“CGAS” or the “Manager”)

Because the portfolio managers may manage assets for other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Manager and/or its affiliates may receive fees from certain accounts that are higher than the fee they receive from the Funds. In those instances, the portfolio managers may have an incentive to favor the higher fee accounts over the Funds. The Manager and its affiliates have adopted trade allocation and other policies and procedures that they believe are reasonably designed to address these and other conflicts of interest.

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D.F. Dent & Company, Inc. (“DF Dent”)

DF Dent does not anticipate any conflicts of interest in managing this Fund while managing other midcap accounts. Accounts are managed to a model and all Midcap accounts will get the identical portfolio, barring client restrictions. The portfolio managers are motivated to provide the best performance possible and to limit dispersion between client performance as much as possible.

Great Lakes Advisors, LLC (“Great Lakes”)

Great Lakes seeks to identify and monitor potential conflicts of interest and has adopted policies and procedures designed to address such potential conflicts. Investment teams and individual portfolio managers may manage multiple accounts, including separate accounts, commingled funds, and wrap accounts, using the same or a similar investment strategy (i.e., side-by-side management). The simultaneous management of these different investment products could create certain conflicts of interest as the fees for the management of certain types of products are higher than others.

The portfolio managers also manage accounts in which Great Lakes and/or its personnel have an interest. Great Lakes has an affirmative duty to treat all accounts fairly and equitably over time and maintains policies and has implemented policies and procedures designed to comply with that duty.

Although Great Lakes manages numerous accounts with similar or identical investment objectives or may manage accounts with different objectives that trade in the same securities, the investment decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account. For example, different client guidelines and restrictions may result in different investment decisions between accounts. In addition, the portfolio managers will not necessarily purchase or sell the same securities at the same time or in the same proportionate amounts for all eligible accounts if certain accounts have materially different amounts of investable cash or liquidity needs.

Other factors that may result in different investment decisions include client-directed brokerage arrangements, soft dollar restrictions, and the sponsor-mandated execution of trades through specified broker-dealers in connection with certain wrap programs, all of which limit Great Lakes’ brokerage discretion. Great Lakes seeks to identify and monitor potential conflicts of interest and has adopted policies and procedures designed to address such potential conflicts.

Lazard Asset Management LLC (“Lazard”)

Although the potential for conflicts of interest exists when an investment adviser and portfolio managers manage other accounts that invest in securities in which the Funds may invest or that may pursue a strategy similar to the Funds’ investment strategies implemented by Lazard (collectively, “Similar Accounts”), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Funds are not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same or similar securities). In addition, the Funds are subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of Lazard’s management of the Fund and Similar Accounts, including the following:

1. Similar Accounts may have investment objectives, strategies and risks that differ from those of the Fund. In addition, the Funds are open-end investment companies as defined in the 1940 Act, subject to different regulations than certain of the Similar Accounts and, consequently, may not be permitted to invest in the same securities, exercise rights to exchange or convert securities or engage in all the investment techniques or

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transactions, or to invest, exercise or engage to the same degree, as the Similar Accounts. For these or other reasons, the portfolio managers may purchase different securities for a Fund and the corresponding Similar Accounts, and the performance of securities purchased for a Fund may vary from the performance of securities purchased for Similar Accounts, perhaps materially.

2. Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard’s overall allocation of securities in that offering, or to increase Lazard’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

3. Portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Funds, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager’s time dedicated to each account, Lazard periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Funds. As illustrated in the tables above, most of the portfolio managers manage a significant number of Similar Accounts in addition to the Funds.

4. Generally, Lazard and/or its portfolio managers have investments in Similar Accounts. This could be viewed as creating a potential conflict of interest, since certain of the portfolio managers do not invest in the Funds.

5. The tables above note the portfolio managers who manage Similar Accounts with respect to which the advisory fee is based on the performance of the account, which could give the portfolio managers and Lazard an incentive to favor such Similar Accounts over the Funds.

6. Portfolio managers may place transactions on behalf of Similar Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions. In addition, if the Fund’s investment in an issuer is at a different level of the issuer’s capital structure than an investment in the issuer by

Similar Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the Fund’s and such Similar Accounts’ investments in the issuer. If Lazard sells securities short, including on behalf of a Similar Account, it may be seen as harmful to the performance of the Fund to the extent it invests “long” in the same or similar securities whose market values fall as a result of short-selling activities.

7. Investment decisions are made independently from those of the Similar Accounts. If, however, such Similar Accounts desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

8. Under Lazard’s trade allocation procedures applicable to domestic and foreign initial and secondary public offerings and Rule 144A transactions (collectively herein a “Limited Offering”), Lazard will generally allocate Limited Offering shares among client accounts, including the Fund, pro rata based upon the aggregate asset size (excluding leverage) of the account. Lazard may also allocate Limited Offering shares on a random basis, as selected electronically, or other basis. It is often difficult for the Adviser to obtain a sufficient number of Limited Offering shares to provide a full allocation to each account. Lazard’s allocation procedures are designed to allocate Limited Offering securities in a fair and equitable manner.

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Martin Currie Inc. (“Martin Currie”)

There are no material conflicts of interest as a singular strategy is applied to all Global Emerging Markets Account.

Martin Currie takes a holistic view of conflict risk and conflict mitigation. It has policies, systems and controls in place to identify potential conflicts between itself and its clients, as well as between one client and another, to achieve consistent treatment of conflicts of interest throughout business. It aims to manage any conflicts of interest that may arise and to ensure, as far as practicable, that such conflicts do not adversely affect the interests of our clients.

While procedures are in place to minimize the risk, not all client portfolios that are investing in the same investment strategy will hold the same securities and receive the same investment return. Dispersion may be caused for a number of reasons including, but not limited to, cash-flow differences, client commission recapture programs, and individual client restrictions.

Neuberger Berman Investment Advisers LLC (“Neuberger”)

Actual or apparent conflicts of interest may arise when a Portfolio Manager for Neuberger Berman Investment Advisers LLC (“NBIA”) has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his or her time and investment ideas across multiple funds and accounts. The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities or instruments held by a fund, and which may include transactions that are directly contrary to the positions taken by a fund. For example, a Portfolio Manager may engage in short sales of securities or instruments for another account that are the same type of securities or instruments in which a fund it manages also invests. In such a case, the Portfolio Manager could be seen as harming the performance of the fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities or instruments to fall.

Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity. There may also be regulatory limitations that prevent a fund from participating in a transaction that another account or fund managed by the same Portfolio Manager will invest. For example, the Investment company Act of 1940 as amended, prohibits the mutual funds from participating in certain transactions with certain of its affiliates and from participating in “joint” transactions alongside certain of its affiliates. The prohibition on “joint” transactions may limit the ability of the funds to participate alongside its affiliates in privately negotiated transactions unless the transaction is otherwise permitted under existing regulatory guidance and may reduce the amount of privately negotiated transactions that the funds may participate in. Further, NBIA may take an investment position or action for a fund or account that may be different from, inconsistent with, or have different rights than (e.g., voting rights, dividend or repayment priorities or other features that may conflict with one another), an action or position taken for one or more other funds or accounts, including a fund, having similar or different objectives.

A conflict may also be created by investing in different parts of an issuer’s capital structure (e.g., equity or debt, or different positions in the debt structure). Those positions and actions may adversely impact, or in some instances benefit, one or more affected accounts, including the funds. Potential conflicts may also arise because portfolio decisions and related actions regarding a position held for a fund or another account may not be in the best interests of a position held by another fund or account having similar or different objectives. If one account were to buy or sell portfolio securities or instruments shortly before another account bought or sold the same securities or instruments, it could affect the price paid or received by the second account. Securities selected for funds or accounts other than a fund may outperform the securities selected for the fund.

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Finally, a conflict of interest may arise if NBIA and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not all funds or accounts for which the Portfolio Manager is responsible. In the ordinary course of operations, certain businesses within the Neuberger Berman Organization (“NB”) will seek access to material non-public information. For instance, NBIA portfolio managers may obtain and utilize material non-public information in purchasing loans and other debt instruments and certain privately placed or restricted equity instruments. From time to time, NBIA portfolio managers will be offered the opportunity on behalf of applicable clients to participate on a creditors or other similar committee in connection with restructuring or other “work-out” activity, which participation could provide access to material non-public information.

NB maintains procedures that address the process by which material non-public information may be acquired intentionally by NB. When considering whether to acquire material non-public information, NB will attempt to balance the interests of all clients, taking into consideration relevant factors, including the extent of the prohibition on trading that would occur, the size of NB’s existing position in the issuer, if any, and the value of the information as it relates to the investment decision-making process. The acquisition of material non-public information would likely give rise to a conflict of interest since NB may be prohibited from rendering investment advice to clients regarding the securities or instruments of such issuer and thereby potentially limiting the universe of securities or instruments that NB, including a fund, may purchase or potentially limiting the ability of NB, including a fund, to sell such securities or instruments. Similarly, where NB declines access to (or otherwise does not receive or share within NB) material non-public information regarding an issuer, the portfolio managers could potentially base investment decisions with respect to assets of such issuer solely on public information, thereby limiting the amount of information available to the portfolio managers in connection with such investment decisions. In determining whether or not to elect to receive material non-public information, NB will endeavor to act fairly to its clients as a whole. NB reserves the right to decline access to material non-public information, including declining to join a creditors or similar committee.

NBIA has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Nuance Investments, LLC (“Nuance”)

Performance fee arrangements may create an incentive to favor higher fee paying accounts over other accounts in the allocation of investment opportunities. Nuance has procedures designed and implemented to ensure that all clients are treated fairly and equally, and to mitigate any conflict that could influence the allocation of investment opportunities among clients.

The Portfolio Managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with the management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a Portfolio Manager could favor one account over another. Another potential conflict could include a Portfolio Manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. However, Nuance has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Pacific Investment Management Company LLC (“PIMCO”)

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s

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possession of material non-public information (“MNPI”) about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds. Investors should be aware that investments made by a Fund and the results achieved by a Fund at any given time are not expected to be the same as those made by other funds for which PIMCO acts as investment adviser, including funds with names, investment objectives and policies, and/or portfolio management teams, similar to a Fund. This may be attributable to a wide variety of factors, including, but not limited to, the use of a different strategy or portfolio management team, when a particular fund commenced operations or the size of a particular fund, in each case as compared to other similar funds. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Funds. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies, purchase or redeem shares of the underlying account, or take other actions with respect to the underlying account, in a manner beneficial to the investing account but detrimental to the underlying account. Conversely, PIMCO’s duties to the Funds, as well as regulatory or other limitations applicable to the Funds, may affect the courses of action available to PIMCO-advised accounts (including certain Funds) that invest in the Funds in a manner that is detrimental to such investing accounts.

Because PIMCO is affiliated with Allianz SE, a large multi-national financial institution (together with its affiliates, “Allianz”), conflicts similar to those described below may occur between the Funds or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Funds or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Funds or other accounts managed by PIMCO (each, a “Client,” and collectively, the “Clients”). In addition, because certain Clients are affiliates of PIMCO or have investors who are affiliates or employees of PIMCO, PIMCO may have incentives to resolve conflicts of interest in favor of these Clients over other Clients.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of a portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for one or more Clients, but may not be available in sufficient quantities for all accounts to participate fully. In addition, regulatory issues applicable to PIMCO or a Fund or other accounts may result in the Funds not receiving securities that may otherwise be appropriate for them. Similarly, there may be limited opportunity to sell an investment held by a Fund and another Client. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

PIMCO seeks to allocate orders across eligible Client accounts with similar investment guidelines and investment styles fairly and equitably, taking into consideration relevant factors including, among others, applicable investment restrictions and guidelines, including regulatory restrictions; Client account specific investment objectives, restrictions and other Client instructions, as applicable, risk tolerances; amounts of available cash; the need to rebalance a Client account’s portfolio (e.g., due investor contributions and redemptions); whether the allocation would result in a Client account receiving a trivial amount or an amount below the established minimum quantity; regulatory requirements; the origin of the investment; the bases for an issuer’s allocation to PIMCO; and other Client account-specific factors. As part of PIMCO’s trade allocation process, portions of new fixed income investment opportunities are distributed among Client account categories where the relevant portfolio managers seek to participate in the investment. Those portions are then further

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allocated among the Client accounts within such categories pursuant to PIMCO’s trade allocation policy. Portfolio managers managing quantitative strategies and specialized accounts, such as those focused on international securities, mortgage-backed securities, bank loans, or other specialized asset classes, will likely receive an increased distribution of new fixed income investment opportunities where the investment involves a quantitative strategy or specialized asset class that matches the investment objective or focus of the Client account category. PIMCO seeks to allocate fixed income investments to Client accounts with the general purpose of maintaining consistent concentrations across similar accounts and achieving, as nearly as possible, portfolio characteristic parity among such accounts. Client accounts furthest from achieving portfolio characteristic parity typically receive priority in allocations. With respect to an order to buy or sell an equity security in the secondary market, PIMCO seeks to allocate the order across Client accounts with similar investment guidelines and investment styles fairly and equitably over time, taking into consideration the relevant factors discussed above.

Any particular allocation decision among Client accounts may be more or less advantageous to any one Client or group of Clients, and certain allocations will, to the extent consistent with PIMCO’s fiduciary obligations, deviate from a pro rata basis among Clients in order to address for example, differences in legal, tax, regulatory, risk management, concentration, exposure, Client guideline limitations and/or mandate or strategy considerations for the relevant Clients. PIMCO may determine that an investment opportunity or particular purchases or sales are appropriate for one or more Clients, but not appropriate for other Clients, or are appropriate or suitable for, or available to, Clients but in different sizes, terms, or timing than is appropriate or suitable for other Clients. For example, some Clients have higher risk tolerances than other Clients, such as private funds, which, in turn, allows PIMCO to allocate a wider variety and/or greater percentage of certain types of investments (which may or may not outperform other types of investments) to such Clients. Further, the respective risk tolerances of different types of Clients may change over time as market conditions change. Those Clients receiving an increased allocation as a result of the effect of their respective risk tolerance may be Clients that pay higher investment management fees or that pay incentive fees. In addition, certain Client account categories focusing on certain types of investments or asset classes will be given priority in new issue distribution and allocation with respect to the investments or asset classes that are the focus of their investment mandate. PIMCO may also take into account the bases for an issuer’s allocation to PIMCO, for example, by giving priority allocations to Client accounts holding existing positions in the issuer’s debt if the issuer’s allocation to PIMCO is based on such holdings. PIMCO also may determine not to allocate to or purchase or sell for certain Clients all investments for which all Clients may be eligible. Legal, contractual, or regulatory issues and/or related expenses applicable to PIMCO or one or more Clients may result in certain Clients not receiving securities that may otherwise be appropriate for them or may result in PIMCO selling securities out of Client accounts even if it might otherwise be beneficial to continue to hold them. Additional factors that are taken into account in the distribution and allocation of investment opportunities to Client accounts include, without limitation: ability to utilize leverage and risk tolerance of the Client account; the amount of discretion and trade authority given to PIMCO by the Client; availability of other similar investment opportunities; the Client account’s investment horizon and objectives; hedging, cash and liquidity needs of the portfolio; minimum increments and lot sizes; and underlying benchmark factors. Given all of the foregoing factors, the amount, timing, structuring, or terms of an investment by a Client, including a Fund, may differ from, and performance may be lower than, investments and performance of other Clients, including those that may provide greater fees or other compensation (including performance-based fees or allocations) to PIMCO. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

From time to time, PIMCO may take an investment position or action for one or more Clients that may be different from, or inconsistent with, an action or position taken for one or more other Clients having similar or differing investment objectives. These positions and actions may adversely impact, or in some instances may benefit, one or more affected Clients (including Clients that are PIMCO affiliates) in which PIMCO has an interest, or which pays PIMCO higher fees or a performance fee. For example, a Client may buy a security and another Client may establish a short position in that same security. The subsequent short sale may result in a

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decrease in the price of the security that the other Client holds. Similarly, transactions or investments by one or more Clients may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of another Client.

When PIMCO implements for one Client a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies of another Client, market impact, liquidity constraints or other factors could result in one or more Clients receiving less favorable trading results, the costs of implementing such portfolio decisions or strategies could be increased or such Clients could otherwise be disadvantaged. On the other hand, potential conflicts may also arise because portfolio decisions regarding a Client may benefit other Clients. For example, the sale of a long position or establishment of a short position for a Client may decrease the price of the same security sold short by (and therefore benefit) other Clients, and the purchase of a security or covering of a short position in a security for a Client may increase the price of the same security held by (and therefore benefit) other Clients.

Under certain circumstances, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment. In addition, to the extent permitted by applicable law, a Client may also engage in investment transactions that may result in other Clients being relieved of obligations, or that may cause other Clients to divest certain investments (e.g., a Client may make a loan to, or directly or indirectly acquire securities or indebtedness of, a company that uses the proceeds to refinance or reorganize its capital structure, which could result in repayment of debt held by another Client). Such Clients (or groups of Clients) may have conflicting interests and objectives in connection with such investments, including with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment and the timeframe for, and method of, exiting the investment. When making such investments, PIMCO may do so in a way that favors one Client over another Client, even if both Clients are investing in the same security at the same time. Certain Clients may invest on a “parallel” basis (i.e., proportionately in all transactions at substantially the same time and on substantially the same terms and conditions). In addition, other accounts may expect to invest in many of the same types of investments as another account. However, there may be investments in which one or more of such accounts does not invest (or invests on different terms or on a non-pro rata basis) due to factors such as legal, tax, regulatory, business, contractual or other similar considerations or due to the provisions of a Client’s governing documents. Decisions as to the allocation of investment opportunities among such Clients present numerous conflicts of interest, which may not be resolved in a manner that is favorable to a Client’s interests. To the extent an investment is not allocated pro rata among such entities, a Client could incur a disproportionate amount of income or loss related to such investment relative to such other Client.

In addition, Clients may invest alongside one another in the same underlying investments or otherwise pursuant to a substantially similar investment strategy as one or more other Clients. In such cases, certain Clients may have preferential liquidity and information rights relative to other Clients holding the same investments, with the result that such Clients will be able to withdraw/redeem their interests in underlying investments in priority to Clients who may have more limited access to information or more restrictive withdrawal/redemption rights. Clients with more limited information rights or more restrictive liquidity may therefore be adversely affected in the event of a downturn in the markets.

Further, potential conflicts may be inherent in PIMCO’s use of multiple strategies. For example, conflicts will arise in cases where different Clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more Clients may own private securities or obligations of an issuer and other Clients may own or seek to acquire private securities of the same issuer. For example, a Client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other Clients have an equity investment, or may invest in senior debt obligations of an issuer for one Client and junior debt obligations or equity of the same issuer for another Client.

PIMCO may also, for example, direct a Client to invest in a tranche of a structured finance vehicle, such as a CLO or CDO, where PIMCO is also, at the same or different time, directing another Client to make investments

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in a different tranche of the same vehicle, which tranche’s interests may be adverse to other tranches. PIMCO may also cause a Client to purchase from, or sell assets to, an entity, such as a structured finance vehicle, in which other Clients may have an interest, potentially in a manner that will have an adverse effect on the other Clients. There may also be conflicts where, for example, a Client holds certain debt or equity securities of an issuer, and that same issuer has issued other debt, equity or other instruments that are owned by other Clients or by an entity, such as a structured finance vehicle, in which other Clients have an interest.

In each of the situations described above, PIMCO may take actions with respect to the assets held by one Client that are adverse to the other Clients, for example, by foreclosing on loans, by putting an issuer into default, or by exercising rights to purchase or sell to an issuer, causing an issuer to take actions adverse to certain classes of securities, or otherwise. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers or taking any other actions, PIMCO may find that the interests of a Client and the interests of one or more other Clients could conflict. In these situations, decisions over items such as whether to make the investment or take an action, proxy voting, corporate reorganization, how to exit an investment, or bankruptcy or similar matters (including, for example, whether to trigger an event of default or the terms of any workout) may result in conflicts of interest. Similarly, if an issuer in which a Client and one or more other Clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, decisions over the terms of any workout will raise conflicts of interests (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, a debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders. In some cases, PIMCO may refrain from taking certain actions or making certain investments on behalf of Clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory or other effects on PIMCO, or may sell investments for certain Clients (in each case potentially disadvantaging the Clients on whose behalf the actions are not taken, investments not made, or investments sold). In other cases, PIMCO may not refrain from taking actions or making investments on behalf of certain Clients that have the potential to disadvantage other Clients. In addition, PIMCO may take actions or refrain from taking actions in order to mitigate legal risks to PIMCO or its affiliates or its Clients even if disadvantageous to a Client’s account. Moreover, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment.

Additionally, certain conflicts may exist with respect to portfolio managers who make investment decisions on behalf of several different types of Clients. Such portfolio managers may have an incentive to allocate trades, time or resources to certain Clients, including those Clients who pay higher investment management fees or that pay incentive fees or allocations, over other Clients. These conflicts may be heightened with respect to portfolio managers who are eligible to receive a performance allocation under certain circumstances as part of their compensation.

From time to time, PIMCO personnel may come into possession of MNPI which, if disclosed, might affect an investor’s decision to buy, sell or hold a security. Should a PIMCO employee come into possession of MNPI with respect to an issuer, he or she generally will be prohibited from communicating such information to, or using such information for the benefit of, Clients, which could limit the ability of Clients to buy, sell or hold certain investments, thereby limiting the investment opportunities or exit strategies available to Clients. In addition, holdings in the securities or other instruments of an issuer by PIMCO or its affiliates may affect the ability of a Client to make certain acquisitions of or enter into certain transactions with such issuer. PIMCO has no obligation or responsibility to disclose such information to, or use such information for the benefit of, any person (including Clients).

PIMCO maintains one or more restricted lists of companies whose securities are subject to certain trading prohibitions due to PIMCO’s business activities. PIMCO may restrict trading in an issuer’s securities if the issuer is on a restricted list or if PIMCO has MNPI about that issuer. In some situations, PIMCO may restrict Clients from trading in a particular issuer’s securities in order to allow PIMCO to receive MNPI on behalf of other

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Clients. A Client may be unable to buy or sell certain securities until the restriction is lifted, which could disadvantage the Client. PIMCO may also be restricted from making (or divesting of) investments in respect of some Clients but not others. In some cases, PIMCO may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice relating to certain securities if a security is restricted due to MNPI or if PIMCO is seeking to limit receipt of MNPI.

PIMCO may conduct litigation or engage in other legal actions on behalf of one or more Clients. In such cases, Clients may be required to bear certain fees, costs, expenses and liabilities associated with the litigation. Other Clients that are or were investors in, or otherwise involved with, the subject investments may or may not (depending on the circumstances) be parties to such litigation actions, with the result that certain Clients may participate in litigation actions in which not all Clients with similar investments may participate, and such non-participating Clients may benefit from the results of such litigation actions without bearing or otherwise being subject to the associated fees, costs, expenses and liabilities. PIMCO, for example, typically does not pursue legal claims on behalf of its separate accounts. Furthermore, in certain situations, litigation or other legal actions pursued by PIMCO on behalf of a Client may be brought against or be otherwise adverse to a portfolio company or other investment held by a Client.

The foregoing is not a complete list of conflicts to which PIMCO or Clients may be subject. PIMCO seeks to review conflicts on a case-by-case basis as they arise. Any review will take into consideration the interests of the relevant Clients, the circumstances giving rise to the conflict, applicable PIMCO policies and procedures, and applicable laws. Clients (and investors in the Funds) should be aware that conflicts will not necessarily be resolved in favor of their interests and may in fact be resolved in a manner adverse to their interests. PIMCO will attempt to resolve such matters fairly, but even so, matters may be resolved in favor of other Clients which pay PIMCO higher fees or performance fees or in which PIMCO or its affiliates have a significant proprietary interest. There can be no assurance that any actual or potential conflicts of interest will not result in a particular Client or group of Clients receiving less favorable investment terms in or returns from certain investments than if such conflicts of interest did not exist.

Conflicts like those described above may also occur between Clients, on the one hand, and PIMCO or its affiliates, on the other. These conflicts will not always be resolved in favor of the Client. In addition, because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described above may occur between clients of PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to PIMCO’s Clients. In many cases PIMCO will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect Client performance. In addition, certain regulatory or internal restrictions may prohibit PIMCO from using certain brokers or investing in certain companies (even if such companies are not affiliated with Allianz) because of the applicability of certain laws and regulations or internal Allianz policies applicable to PIMCO, Allianz SE or their affiliates. An account’s willingness to negotiate terms or take actions with respect to an investment may also be, directly or indirectly, constrained or otherwise impacted to the extent Allianz SE, PIMCO, and/or their affiliates, directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investment (e.g., serving as a trustee or board member thereof).

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

PIMCO has implemented policies and procedures relating to, among other things, portfolio management and trading practices, personal investment transactions, insider trading, gifts and entertainment, and political

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contributions that seek to identify, manage and/or mitigate actual or potential conflicts of interest and resolve such conflicts appropriately if they occur. PIMCO seeks to resolve any actual or potential conflicts in each client’s best interest. For more information regarding PIMCO’s actual or potential conflicts of interest, please refer to Item 10 and Item 11 in PIMCO’s Form ADV, Part 2A, attached as Exhibit B.

PineBridge Investments LLC (“PineBridge”)

PineBridge recognizes that it may be subject to a conflict of interest with respect to allocations of investment opportunities and transactions among its clients. To mitigate these conflicts, PineBridge’s policies and procedures seek to provide that investment decisions are made in accordance with the fiduciary duties owed to such accounts and without consideration of PineBridge’s economic, investment or other financial interests. Personal securities transactions by an employee may raise a potential conflict of interest when an employee trades in a security that is considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client, in that the employee may be able to personally benefit from prior knowledge of transactions for a client by trading in a personal account. PineBridge has policies to address potential conflicts of interest when its employees buy or sell securities also bought or sold for clients. Under certain circumstances, conflicts may arise in cases where different clients of PineBridge invest in different parts of a single issuer’s capital structure, including circumstances in which one or more PineBridge clients may own private securities or obligations of an issuer and other PineBridge clients may own public securities of the same issuer. Such conflicts of interest will be discussed and resolved on a case-by-case basis and will take into consideration the interest of the relevant clients, the circumstances giving rise to the conflict, and applicable regulations. For a more detailed discussion of conflicts of interest, please refer to PineBridge Investment LLC’s Form ADV Part 2.

Principal Asset Management (“Principal”)

Principal Global Investors (“PGI”) acts as discretionary investment advisor for a variety of individual accounts, ERISA accounts, registered investment companies, insurance company separate accounts, and public employee retirement plans and places orders to trade portfolio securities for each of these accounts. Managing multiple accounts may give rise to potential conflict of interest including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. PGI has adopted and implemented policies and procedures that it believes address the potential conflicts associated with managing accounts for multiple clients and are designed to ensure that all clients are treated fairly and equitably. These procedures include allocation policies and procedures and internal review processes.

Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited (together, “Schroders”)

Whenever the Fund’s portfolio manager manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his time to the Fund may be seen itself to constitute a conflict with the interest of the Fund.

The portfolio manager may also execute transactions for another portfolio or account at the direction of such fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts.

Schroders’ policies, however, require that portfolio managers allocate investment opportunities among accounts managed by them in an equitable manner over time. Orders are normally allocated on a pro rata basis, except that

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in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by Schroders to be fair and equitable over time.

The structure of each portfolio manager’s compensation may give rise to potential conflicts of interest. Each portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales. Also, potential conflicts of interest may arise since the structure of Schroders’ compensation may vary from account to account.

Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Van Eck Associates Corporation (“VanEck”)

VanEck (and its principals, affiliates or employees) may serve as investment adviser to other client accounts and conduct investment activities for their own accounts. Such “Other Clients” may have investment objectives or may implement investment strategies similar to those of the Fund. When VanEck implements investment strategies for Other Clients that are similar or directly contrary to the positions taken by the Fund, the prices of the Fund’s securities may be negatively affected. For example, when purchase or sales orders for the Fund are aggregated with those of other Funds and/or Other Clients and allocated among them, the price that the Fund pays or receives may be more in the case of a purchase or less in a sale than if VanEck served as adviser to only the Fund. When Other Clients are selling a security that the Fund owns, the price of that security may decline as a result of the sales. The compensation that VanEck receives from Other Clients may be higher than the compensation paid by the Fund to VanEck. VanEck does not believe that its activities materially disadvantage the Fund. VanEck has implemented procedures to monitor trading across the Funds and its Other Clients. Furthermore, VanEck may recommend the Fund purchase securities of issuers to which it, or its affiliates, acts as adviser, manager, sponsor, distributor, marketing agent, or in another capacity and for which it receives advisory or other fees. While this practice may create conflicts of interest, VanEck has adopted procedures to minimize such conflicts.

Victory Capital Management Inc. (“Victory Capital”)

Victory Capital’s portfolio managers are often responsible for managing one or more mutual funds as well as other accounts, such as separate accounts, and other types of pooled investment vehicles, such as collective trust funds or unregistered hedge funds. A portfolio manager may manage other accounts which have materially higher fee arrangements than the Fund and may, in the future, manage other accounts which have a performance-based fee. A portfolio manager also may make personal investments in accounts they manage or support. The side-by-side management of the Fund along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less liquid securities or initial public offerings; and/or (3) desirable trade allocations, to such other accounts. In addition, certain trading practices, such as cross-trading between funds or between the Fund and another account, raise conflict of interest issues. Victory Capital has policies and procedures in place, including Victory Capital’s internal review process, that are intended to identify and mitigate those conflicts. Please see Victory Capital’s Form ADV Part 2A for more information regarding potential conflicts.

Walter Scott & Partners Limited (“Walter Scott”)

Conflicts of interest are inherent throughout the investment management business, therefore from the outset the firm has organized its activities to ensure the interests of its clients are always placed first and avoids material conflicts of interest that cannot be managed in the best interests of clients. We manage all client accounts in the same way without bias to any client type. As such, there are no actual or potential conflicts between the investment strategy of the Fund and investment strategy of other accounts we manage.

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Our firm’s income is derived from investment management fees which align the firm’s and its clients’ interests. The majority of our clients are charged fees on scales that reflect the value of assets in the client’s account. A few clients operate with performance related fees. We do not differentiate in the management of portfolios on the basis of the method of fee calculation or by client type.

Our general policy is to aggregate purchase and sale orders of securities held in a client’s account with similar orders being made simultaneously for other managed accounts if, in our reasonable judgment, this is in the best interest of clients with the aim being to treat all clients fairly. We seek to equitably apportion such aggregated order prices, commissions and other expenses among accounts. We do not use short sales or cross trades and our policy is to allocate partially filled trades on a pro-rata basis. A decision to deviate from this policy—due to economic reasons, board lots, low trading, client cash flows and volumes amongst other factors—can only be made by an authorized dealer. Such deviations are annotated with the rationale of the action taken being clearly documented for subsequent review. Partial execution of block orders is always allocated by the dealing desk at the average execution price for the day. We have the investment discretion for the majority of accounts that we manage.

Western Asset Management Company (“Western”)

Western Asset has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios arising out of its business as an investment adviser. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account. The Firm has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, Western Asset will determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Firm may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Western Asset’s team approach to portfolio management and block trading approach works to limit this potential risk.

The Firm also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are

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permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a deminimus value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the Firm have access to transactions and holdings information regarding client accounts and the Firm’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the Firm maintains a Code of Ethics that is compliant with Rule 17j-1 and Rule 204A-1 to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the Firm’s business. The Code of Ethics is administered by the Legal & Compliance Department and monitored through the Firm’s compliance monitoring program.

Western Asset may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The Firm also maintains a compliance monitoring program and engages independent auditors to conduct a SOC 1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Westfield Capital Management Company, L.P. (“Westfield”)

The simultaneous management of multiple accounts by our investment professionals creates a possible conflict of interest as they must allocate their time and investment ideas across multiple accounts. This may result in the Investment Committee or portfolio managers allocating unequal attention and time to the management of each client account as each has different objectives, benchmarks, investment restrictions and fees. For most client accounts, investment decisions are made at the Investment Committee level. Once an idea has been approved, it is implemented across all eligible and participating accounts within the strategy.

Although the Investment Committee collectively acts as portfolio manager on most client accounts, there are some client accounts that are managed by a portfolio manager who also serves as a member of the Investment Committee. This can create a conflict of interest because investment decisions for these individually managed accounts do not require approval by the Investment Committee; thus, there is an opportunity for individually managed client accounts to trade in a security ahead of Investment Committee managed client accounts. Trade orders for individually managed accounts must be communicated to the Investment Committee. Additionally, the Compliance team performs periodic reviews of such accounts to ensure procedures have been followed.

Westfield has clients with performance-based fee arrangements. A conflict of interest can arise between those portfolios that incorporate a performance fee and those that do not. When the same securities are recommended for both types of accounts, it is Westfield’s policy to allocate investments, on a pro-rata basis, to all participating and eligible accounts, regardless of the account’s fee structure. Our Operations team performs ongoing reviews of each product’s model portfolio versus each client account. Discrepancies are researched, and exceptions are documented.

In placing each transaction for a client’s account, Westfield seeks best execution of that transaction except in cases where Westfield does not have the authority to select the broker or dealer, as stipulated by the client. We attempt to bundle directed brokerage accounts with non-directed accounts, and then utilize step-out trades to satisfy the directed arrangements. Clients who do not allow step-out trades generally will be executed after non-directed accounts.

Because of our interest in receiving third-party research services, there may be an incentive for Westfield to select a broker or dealer based on such interest rather than the clients’ interest in receiving most favorable execution. To mitigate the conflict that Westfield may have an incentive beyond best execution to utilize a

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particular broker, broker and research votes are conducted and reviewed on a quarterly basis. These votes provide the opportunity to recognize the unique research efforts of a wide variety of firms, as well as the opportunity to compare aggregate commission dollars with a particular broker to ensure appropriate correlation. Westfield’s Best Execution Committee also reviews transaction cost analysis data quarterly to monitor trading and commission activity.

Some Westfield clients have elected to retain certain brokerage firms as consultants or to invest their assets through a broker-sponsored wrap program for which Westfield acts as a manager. Several of these firms are on our approved broker list. Since Westfield may gain new clients through such relationships and will interact closely with such firms to service the client, there may be an incentive for Westfield to select a broker or dealer based on such interest rather than the clients’ interest. To help ensure independence in the brokerage selection process, brokerage selection is handled by our Traders, while client relationships are managed by our Marketing/Client Service team.

Personal accounts may give rise to conflicts of interest. Westfield and its employees will, from time to time, for their own investment accounts, purchase, sell, hold or own securities or other assets which may be recommended for purchase, sale or ownership for one or more clients. Westfield has a Code of Ethics which regulates trading in such accounts; requirements include regular reporting and preclearance of transactions. Compliance reviews personal trading activity regularly.

Westfield serves as manager to the General Partners of private funds, for which we also provide investment advisory services. Westfield and its employees have also invested their own funds in such vehicles and other investment strategies that are advised by the firm. Allowing such investments and having a financial interest in the private funds can create an incentive for the firm to favor these accounts because our financial interests are more directly tied to the performance of such accounts. To help ensure all clients are treated equitably and fairly, Westfield allocates investment opportunities on a pro-rata basis. Compliance conducts periodic reviews of client accounts to ensure procedures have been followed.

In addition to a base salary and a performance-based bonus award, Westfield’s Marketing and Client Service team’s compensation is based on a percentage of annual revenue generated by new separate accounts and/or significant contributions to existing client accounts but excludes any sub-advised or advised mutual funds. This incentive poses a conflict in that members of the team could encourage investment in a product(s) that may not be suitable. To mitigate such risk, team members are not incentivized to sell one product versus another. Nor do they have specific sales targets. Further, Westfield’s new account process includes a review of client contracts and investment policy statements to ensure the recommended product is suitable prior to funding. Lastly, all incentive compensation is reviewed and approved by the COO and CFO.

Westfield has an agreement with an independent third-party solicitation firm (also known as a promoter) to solicit and service institutional clients outside of the United States and Canada. The solicitor is compensated via a monthly retainer fee in addition to a percentage of the advisory fee paid by a referred client. Referred clients should be aware of inherent conflicts of interest between the solicitation firm and Westfield with respect to the promoter/referral arrangement. Promoters could refer potential clients to Westfield because they will be paid a fee and not necessarily because Westfield provides appropriate and suitable investment strategies for the client. To mitigate this conflict, Westfield’s Marketing and Client Service team will be involved in the review of all prospects to ensure suitability. In addition, Westfield’s new account process includes a review of client contracts and investment policy statements to ensure the recommended product is suitable prior to funding.

PORTFOLIO MANAGER OWNERSHIP DISCLOSURE

As of August 31, 2023, no portfolio manager owned shares of any Fund in the Trust.

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PURCHASE OF SHARES

Purchases of shares of a Fund through an Investment Advisory Program must be made through a brokerage account maintained with Morgan Stanley Wealth Management. Payment for Fund shares must be made through a brokerage account maintained with Morgan Stanley Wealth Management. No brokerage account or inactivity fee is charged in connection with a brokerage account through which an investor purchases shares of a Fund.

Shares of the Funds are available exclusively to participants in an Investment Advisory Program and are generally designed to relieve investors of the burden of devising an asset allocation strategy to meet their individual needs as well as selecting individual investments within each asset category among the myriad choices available. Investment Advisory Programs generally provide investment advice in connection with investments among the Funds by identifying the investor’s risk tolerances and investment objectives through evaluation of an investment questionnaire; identifying and recommending in writing an appropriate allocation of assets among the Funds that conform to those tolerances and objectives in a written recommendation; and providing, on a periodic basis, a written monitoring report to the investor containing an analysis and evaluation of an investor’s account and recommending any appropriate changes in the allocation of assets among the Funds. Usually under an Advisory Service, all investment decisions ultimately rest with the investor and investment discretion is not given to the investment adviser.

Shares of the Funds are offered for purchase and redemption at their respective NAV next determined, without imposition of any initial or contingent deferred sales charge except that Morgan Stanley Wealth Management generally is paid an investment advisory fee directly by the investors purchasing Fund shares through its Investment Advisory Programs.

REDEMPTION OF SHARES

Detailed information on how to redeem shares of a Fund is included in the Prospectus. The right of redemption of shares of a Fund may be suspended or the date of payment postponed: (i) for any periods during which the New York Stock Exchange, Inc. (“NYSE™”) is closed (other than for customary weekend and holiday closings), (ii) when trading in the markets a Fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists making disposal of a Fund’s investments or determination of its NAV not reasonably practicable or (iii)  for such other periods as the SEC by order may permit for the protection of a Fund’s shareholders.

REDEMPTIONS IN KIND

If the Trustees determine that it would be detrimental to the best interests of a Fund’s shareholders to make a redemption payment wholly in cash, the Fund may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or one percent (1%) of the Fund’s net assets by a distribution in kind of readily marketable portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Shareholders receiving distributions in kind of portfolio securities may incur brokerage commissions when subsequently disposing of those securities.

NET ASSET VALUE

Each Fund’s NAV per share is calculated by the Fund’s administrator, BBH&Co., on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE is currently scheduled to be closed on New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday when one of those holidays falls on a Saturday or on the subsequent Monday when one of those holidays

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falls on a Sunday. On those days, securities held by a Fund may nevertheless be actively traded and the value of that Fund’s shares could be significantly affected.

NAV per share is determined as of the close of regular trading on the NYSE and is computed by dividing the value of a Fund’s net assets by the total number of its shares outstanding. A security that is primarily traded on a domestic or foreign stock exchange is valued at the last sale price on that exchange as reported to a Fund or, if no sales occurred during the day, these investments are quoted at the mean between the current bid and ask prices. Securities that are primarily traded on foreign exchanges are generally valued for purposes of calculating a Fund’s NAV at the preceding closing values of the securities on their respective exchanges, except that, when an occurrence subsequent to the time a value was so established is likely to have changed that value, the fair market value of those securities will be determined in good faith by consideration of other factors pursuant to procedures adopted by the Board. Fund securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price. If there is no official closing price, the securities are valued at the last sale price. A security that is listed or traded on more than one exchange is valued for purposes of calculating a Fund’s NAV at the quotation on the exchange determined to be the primary market for the security. Exchange-traded options and futures contracts are valued at the last sale price in the market where such contracts are principally traded or, if no sales are reported, the bid price for purchased and written options. Securities traded in the over-the-counter (“OTC”) market are valued at the last sale price or, if no sales occurred during the day, these investments are valued at the mean between the bid and ask price. Debt securities of U.S. issuers (other than U.S. government securities and short-term investments) are valued by independent pricing services. When, in the judgment of the pricing services, quoted bid prices are available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid and ask prices. Investments for which no readily obtainable market quotations are available, in the judgment of the pricing service, are carried at market value as determined by using various pricing matrices. An option written by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the last offer price. An option purchased by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the last bid price. The value of a futures contract is equal to the unrealized gain or loss on the contract determined by marking the contract to the current settlement price for a like contract on the valuation date of the futures contract. A settlement price may not be used if the market makes a limit move with respect to a particular futures contract or if the securities underlying the futures contract experience significant price fluctuations after the determination of the settlement price. When a settlement price cannot be used, futures contracts will be valued at their fair market value as determined in good faith pursuant to procedures adopted by the Trustees.

For the International Equity Fund and the Emerging Markets Equity Fund, the Board has approved the use of a fair value model developed by a pricing service to price foreign equity securities on a daily basis.

Swaps are valued using quotes from approved broker-dealers. Other securities, options and other assets (including swaps and structured notes agreements) for which market quotations are not readily available are valued at fair value as determined pursuant to procedures adopted by the Trustees.

Foreign currency contracts will be valued using the official close price for such contracts on the New York Stock Exchange. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values using the current exchange rate as of the close of the New York Stock Exchange. If the bid and offered quotations are not available, the rate of exchange will be determined in good faith pursuant to procedures adopted by the Board of Trustees. In carrying out the Trust’s valuation policies, the Manager may consult with others, including an independent pricing service retained by the Trust.

The valuation of a security held by a Fund in U.S. dollar-denominated securities with less than 60 days to maturity is based upon their amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

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TAXES

The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the Funds by U.S. persons. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to a Fund or to all categories of investors, some of which may be subject to special tax rules. Prospective shareholders are urged to consult their own tax advisers with respect to the specific U.S. federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the IRC and the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

In order to qualify as a regulated investment company (“RIC”) under Subchapter M of the IRC, a Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. If the structured notes and swap agreements in which the Funds may invest are not “securities” within the meaning of the 1940 Act, then the Funds may not be able to meet these requirements. Although the Funds intend to take the position that these instruments are securities for this purpose, the Funds have not asked the IRS for a ruling and the IRS may not agree with this view. If a Fund does not meet the requirements for definition as a tax-qualified RIC, it will be subject to federal income tax at the regular corporate rate (21%). The remainder of this tax section assumes that the structured notes and swap agreements in which a Fund may invest are “securities” within the meaning of the 1940 Act.

The Funds and Their Investments

Each Fund intends to continue to qualify in each year as a separate RIC under the IRC. To so qualify, each Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income (the “Qualifying Income Test”); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested, including through corporations in which a Fund owns a 20% or greater voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, any two or more issuers that the Fund maintains 20% or more of the voting power in such issuers and such issuers are determined to be engaged in the same or similar trades or businesses, or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (the “Asset Test”).

A Fund’s investments in partnerships, including in qualified publicly traded partnerships, may result in that Fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its net investment income and capital gains that it distributes to its shareholders in a timely manner, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income, including dividends and taxable interest, other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. Although each Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, each Fund will be subject to income tax at the regular corporate rate (21%), as

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applicable, on any taxable income or gains that it does not distribute to its shareholders. Each Fund is treated as a separate corporation for federal income tax purposes. Each Fund is therefore considered to be a separate entity in determining its treatment under the rules for RICs described herein. Losses in one Fund do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

Notwithstanding the distribution requirement described above, the IRC imposes a 4% nondeductible excise tax on a Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by a Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under distribution or over distribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and intends to make such distributions as are necessary in order to avoid the application of this excise tax, but can make no assurances that such tax will be completely eliminated. For example, a Fund may receive delayed or corrected tax reporting statements from its investments that cause such Fund to accrue additional income and gains after such Fund has already made its excise tax distributions for the year. In such a situation, a Fund may incur an excise tax liability resulting from such delayed receipt of such tax information statements.

If, in any taxable year, a Fund fails to qualify as a RIC under the IRC or fails to meet the distribution requirement, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If a Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, such Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from its current or accumulated earnings and profits, will constitute dividends that are taxable to shareholders as dividend income, even though those distributions might otherwise (at least in part) have been treated in the shareholders’ hands as a long-term capital gain or as tax-exempt interest. However, such dividends may be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If a Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the portfolio had been liquidated) in order to qualify as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

The following chart shows the approximate unused capital loss carryover, on August 31, 2023, by each Fund. For U.S. federal income tax purposes, these amounts are available to be carried forward and applied against future capital gains. If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss

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arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. In addition, the carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the IRC.

FUND	Total	Short Term	Long Term
Alternative Strategies Fund	$1,070,493	$204,268	$866,225
Core Fixed Income Fund	$137,288,326	$49,183,502	$88,104,824
Emerging Markets Equity Fund	$22,483,909	$6,322,316	$16,161,593
High Yield Fund	$19,224,104	$2,939,610	$16,284,494
International Equity Fund	$16,241,856	$—	$16,241,856
Municipal Bond Fund	$4,286,637	$2,295,794	$1,990,843
Small-Mid Cap Equity Fund	$4,402,831	$4,402,831	$—
Ultra-Short Term Fixed Income Fund	$13,650,133	$8,149,343	$5,500,790

As a general rule, a Fund’s gain or loss on a sale or exchange of an investment will be a long-term capital gain or loss if the Fund has held the investment for more than one year and will be a short-term capital gain or loss if it has held the investment for one year or less. Gains or losses on the sale of debt securities denominated in a foreign currency may be re-characterized as ordinary income or losses, as described below.

In general, gain or loss on a short sale is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in a Fund’s hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Fund for more than one year. In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

A Fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the IRC (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the ability of a Fund to qualify as a RIC, affect the character of gains and losses realized by that Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (i) will require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year), and (ii) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, intends to make the appropriate tax elections, if any, and intends to make the appropriate entries in its books and records when it acquires any zero coupon security, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and seek to prevent disqualification of the Fund as a RIC.

A Fund’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain

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or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund. A Fund may be required to defer the recognition of losses on section 1256 contracts to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require the Funds to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out), which may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirement and for avoiding the excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes, a Fund may be required to liquidate its investments at a time when the investment adviser might not otherwise have chosen to do so.

To the extent a Fund writes options that are not subject to the rules of section 1256 of the IRC, the amount of the premium received by a Fund for writing such options will be entirely short-term capital gain to the Fund. In addition, if such an option is closed by a Fund, any gain or loss realized by the Fund as a result of closing the transaction will also be short-term capital gain or loss. If the holder of a put option exercises the holder’s right under the option, any gain or loss realized by a Fund upon the sale of the underlying security pursuant to such exercise will be short-term or long-term capital gain or loss to the Fund depending on the Fund’s holding period for the underlying security.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

A Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) marking to market, constructive sales or rules applicable to PFICs (as defined below) or partnerships or trusts in which the Fund invests or to certain options, futures or forward contracts, or “appreciated financial positions,” (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to a Fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. A Fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by a Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

A Fund may invest in inflation-linked debt securities. Any increase in the principal amount of an inflation-linked debt security will be original interest discount, which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increase thereto, until maturity. As noted above, if a Fund invests in such securities it may be required to liquidate other investments, including at

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times when it is not advantageous to do so, in order to satisfy its distribution requirements and to eliminate any possible taxation at the Fund level.

In general, for purposes of the Qualifying Income Test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by a Fund. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (“QPTP”) (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from the passive income sources specified in Code section 7704(d), and (iii) that generally derives less than 90% of its income from the same sources as described in the Qualifying Income Test) will be treated as qualifying income. In addition, although in general the passive loss rules of the IRC do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a QPTP.

A Fund may invest in certain MLPs that may be treated as QPTPs. The net income from QPTPs is qualifying income for purposes of the Qualifying Income Test, but a Fund’s investment in one or more of such QPTPs is limited under the Asset Test to no more than 25% of the value of the Fund’s assets. The Funds will monitor their investments in such QPTPs in order to ensure compliance with the Qualifying Income Test and Asset Test. Please see the discussion regarding the consequences of failing to satisfy one of these RIC qualification tests set forth above. MLPs and other partnerships that the Funds may invest in will deliver a Schedule K-1 to the Funds to report their share of income, gains, losses, deductions and credits of the MLP or other partnership. The Schedule K-1 may be delayed and may not be received until after the time that a Fund issues its tax reporting statements. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues you your tax reporting statement.

“Qualified publicly traded partnership income” within the meaning of Section 199A(e)(5) of the IRC is eligible for a 20% deduction by non-corporate taxpayers. Qualified publicly traded partnership income is generally income of a “publicly traded partnership” that is not treated as a corporation for U.S. federal income tax purposes that is effectively connected with such entity’s trade or business, but does not include certain investment income. A “publicly traded partnership” for purposes of this deduction is not necessarily the same as a “qualified publicly traded partnership,” as defined above. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). The IRC does not contain a provision permitting a RIC, such as a Fund, to pass the special character of this income through to its shareholders. Currently, direct investors in entities that generate “qualified publicly traded partnership income” will enjoy the lower rate, but investors in RICs that invest in such entities will not. Unless later extended or made permanent, this 20% deduction will no longer be available for taxable years beginning after December 31, 2025.

The Funds may make investments into one or more exchange traded products, such as ETNs or ETFs, swaps or other derivative investments that may raise questions regarding the qualification of the income from such investments as qualifying income under the Qualifying Income Test. In addition, the determination of the value and the identity of the issuer of such investments are often unclear for purposes of the “Asset Test” described above. Each Fund intends to monitor its investments and the character of its income to ensure it will satisfy the Qualifying Income Test and to ensure that they are adequately diversified under the Asset Test, but it is possible that a Fund may fail to qualify as a RIC in a given tax year due to a failure to satisfy the Qualifying Income Test or Asset Test. Please see the discussion regarding the consequences of failing to satisfy one of these RIC qualification tests set forth above.

A Fund may invest in U.S. REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in a Fund’s receipt of cash in excess of the REIT’s earnings; if a Fund distributes these amounts, these distributions could

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constitute a return of capital to such Fund’s shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to a Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as capital gain distributions. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at the regular corporate rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT’s current and accumulated earnings and profits. The IRC treats all ordinary REIT dividends (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) as eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Distributions by a Fund to its shareholders that are attributable to qualified REIT dividends received by the Fund and which the Fund properly reports as “section 199A dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so. Unless later extended or made permanent, this 20% deduction will no longer be available for taxable years beginning after December 31, 2025.

REITs in which a Fund invests often do not provide complete and final tax information to the Funds until after the time that the Funds issue a tax reporting statement. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, a Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by a Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If, as of the end of a Fund’s taxable year, more than 50% of the Fund’s assets consist of foreign securities, that Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by that Fund during that taxable year to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the IRC. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders’ federal income tax. If a Fund makes the election, such Fund (or its administrative agent) will report annually to their shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the IRC, which may result in the shareholder not getting a full credit or deduction for the amount of such taxes. Shareholders who do not itemize on their federal income tax returns may claim a credit, but not a deduction, for such foreign taxes. Foreign taxes paid by a Fund will reduce the return from the Fund’s investments.

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Foreign tax credits, if any, received by a Fund as a result of an investment in another RIC (including an ETF which is taxable as a RIC) will not be passed through to you unless the Fund qualifies as a “qualified fund-of-funds” under the IRC. If a Fund is a “qualified fund-of- funds” it will be eligible to file an election with the IRS that will enable the Fund to pass along these foreign tax credits to its shareholders. A Fund will be treated as a “qualified fund-of-funds” under the IRC if at least 50% of the value of the Fund’s total assets (at the close of each quarter of the Fund’s taxable year) is represented by interests in other RICs.

If a Fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If a Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the IRC, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. Amounts included in income each year by a Fund arising from a qualified electing fund election, will be “qualifying income” under the Qualifying Income Test (as described above) even if not distributed to the Fund, if the Fund derives such income from its business of investing in stock, securities or currencies. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Alternatively, a Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the IRS. By making the election, a Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. Each Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Under Section 988 of the IRC, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless a Fund were to elect otherwise.

Taxation of U.S. Shareholders

Dividends and Distributions. Dividends and other distributions by a Fund are generally treated under the IRC as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following calendar year.

Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it

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will be subject to federal corporate income tax, and may also be subject to a state tax, on the amount retained. In that event, the Fund will report such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 21% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 79% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

Distributions of net realized long-term capital gains, if any, that a Fund reports as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends paid by a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income. However, any dividends paid by the Municipal Bond Fund that are properly reported as exempt-interest dividends will not be subject to regular federal income tax.

Special rules may apply, however, to certain dividends paid to individuals. Such a dividend may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently set at a maximum rate of 20%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to (i) 100% of the regular dividends paid by a Fund to an individual in a particular taxable year if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the regular dividends paid by a Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends-received by the Fund from U.S. corporations and certain foreign corporations, provided that the Fund and the individual satisfy certain holding period requirements and have not hedged their positions in certain ways. However, qualified dividend income does not include any dividends-received from tax-exempt corporations. Also, dividends-received by a Fund from a REIT or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or other RIC. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.

Distributions from capital gains are generally made after applying any available capital loss carryforwards. Because the Core Fixed Income Fund, High Yield Fund, International Fixed Income Fund, Municipal Bond Fund, Inflation-Linked Fixed Income Fund, and Ultra-Short Term Fixed Income Fund will receive income primarily in the form of interest derived from their investments, such Funds are generally not expected to make distributions eligible to be treated as qualified dividend income. In addition, certain of the International Equity Fund and Emerging Markets Equity Fund’s investment strategies may limit their ability to make distributions eligible to be treated as qualified dividend income.

You will receive information at or near the end of each calendar year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

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Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends and should have a cost basis in the shares received equal to such amount.

Regular dividends paid by a Fund that are attributable to certain dividends received by that Fund from U.S. corporations may qualify for the federal dividends-received deduction for corporations. The portion of the dividends received from a Fund that qualifies for the dividends-received deduction for corporations will be reduced to the extent that a Fund holds dividend-paying stock for fewer than 46 days (91 days for certain preferred stocks). A Fund’s holding period requirement must be satisfied separately for each dividend during a prescribed period before and after the ex-dividend date and will not include any period during which that Fund has reduced its risk of loss from holding the stock by purchasing an option to sell, granting an option to buy, or entering into a short sale of substantially identical stock or securities, such as securities convertible into the stock. The holding period for stock may also be reduced if a Fund diminishes its risk of loss by holding one or more other positions with respect to substantially similar or related properties. Dividends-received deductions will be allowed only with respect to dividends paid on Fund shares for which a corporate shareholder satisfies the same holding period rules applicable to the Fund, and the deduction is subject to limitations on debt financing at both the Fund and shareholder levels. Corporate shareholders should also consult its tax adviser regarding the possibility that its federal tax basis in its Fund shares may be reduced by the receipt of “extraordinary dividends” from a Fund, and to the extent such basis would be reduced below zero, current recognition of income would be required. Because the Core Fixed Income Fund, High Yield Fund, International Fixed Income Fund, Municipal Bond Fund, Inflation-Linked Fixed Income Fund, and Ultra-Short Term Fixed Income Fund will receive income generally in the form of interest derived from their investments, none of their dividends are expected to qualify under the IRC for the dividends received deductions for corporations.

Investors considering buying shares of a Fund on or just prior to the record date for a taxable dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

Unless a shareholder falls within certain exceptions, the custodian, broker or other administrative agent holding shares in the Fund on a shareholder’s behalf must report to the IRS and furnish to the shareholder the cost basis information for shares of a Fund. In addition to reporting the gross proceeds from the sale of shares of a Fund, an affected shareholder will receive cost basis information for such shares which will indicate whether these shares had a short-term or long-term holding period. For each sale of shares of a Fund, a shareholder is to elect from among several IRS-accepted cost basis methods, including the average cost basis method. In the absence of an election, the custodian, broker or other administrative agent holding shares in the Fund will use a default cost basis method they have chosen which should have been communicated to such shareholders. The cost basis method elected by a shareholder (or the cost basis method applied by default) for each sale of shares of a Fund may not be changed after the settlement date of each such sale. Shareholders should consult with your tax advisors to determine the best IRS-accepted cost basis method for your tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review any cost basis information provided to them by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (i) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (ii) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

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If the Municipal Bond Fund meets certain requirements, it may pay exempt-interest dividends to its shareholders. Exempt-interest dividends generally are excluded from your gross income for federal income tax purposes. Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Bond Fund will not be deductible for U.S. federal income tax purposes to the extent that the Fund distributes exempt-interest dividends during the taxable year. If a shareholder receives exempt-interest dividends with respect to any share of the Municipal Bond Fund and if the share is held by the shareholder for six months or fewer, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, will be disallowed. However, the loss disallowance rule for exempt-interest dividends will not apply to any loss incurred on a redemption or exchange of shares of a fund that declares dividends daily and distributes them at least monthly. In addition, the IRC may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments.

Furthermore, a portion of any exempt-interest dividend paid by the Municipal Bond Fund that represents income derived from certain revenue or private activity bonds held by the Fund may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. Moreover, some or all of the exempt-interest dividends distributed by the Municipal Bond Fund may be a specific preference item, or a component of an adjustment item, for purposes of the federal alternative minimum tax. For tax years beginning after December 31, 2022, exempt-interest dividends may be subject to the federal corporate alternative minimum tax for certain corporations. In addition, the receipt of dividends and distributions from the Municipal Bond Fund may affect a foreign corporate shareholder’s federal “branch profits” tax liability and the federal “excess net passive income” tax liability of a shareholder of an S corporation. The IRS may challenge the tax-exempt status of municipal bonds held by municipal bond investments. If the IRS were successful in its challenge, shareholders may be liable for taxes on past and future distributions received with respect to such bonds. Shareholders should consult their own tax advisors as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the IRC or (ii) subject to a federal alternative minimum tax, the federal “branch profits” tax, or the federal “excess net passive income” tax.

A RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the IRC. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j). This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j). In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in a Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by such Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the IRS.

Certain types of income received by a Fund from real estate mortgage investment conduits (“REMICs”), a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.” To Fund shareholders such excess inclusion income may (1) constitute taxable income as “unrelated business taxable income” (“UBTI”) for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset against net operating losses for tax purposes; (3) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the IRC are Fund shareholders. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect

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to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues. Tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available.

Sales, Exchanges, or Redemptions. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a Fund will generally be treated as a sale for this purpose. Assuming a shareholder holds Fund shares as a capital asset, such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will generally be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

Net Investment Income Tax. U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% tax on their “net investment income”, including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares). “Net investment income” does not include distributions of exempt-interest.

Notices. Shareholders will also receive, if appropriate, various written notices after the close of a Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

Backup Withholding. A Fund may be required to withhold at a rate of 24% and remit to the U.S. Treasury the amount withheld on amounts payable to shareholders who (i) fail to provide the Fund with their correct taxpayer identification number, (ii) have failed to make required certifications such as that they are not subject to backup withholding or are U.S. persons, or (iii) are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempt. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment

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of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Shareholders

Any non-U.S. shareholders in the Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Funds.

Dividends paid by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or W-8BEN-E certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the U.S. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate).

In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Fund.

Properly-designated dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) and (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as eligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if a Fund designates the payment as qualified net interest income or qualified short-term capital gains. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

A U.S. withholding tax at a 30% rate is imposed on dividends for shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied.

A distribution from a Fund to foreign shareholders who have held more than 5% of a class of Fund shares at any time during the one-year period ending on the date of distribution is treated as real property gain with certain tax filing requirements applicable, if such distribution is attributable to a distribution of real property gain received by the Fund from a REIT and if 50% or more of the value of the Fund’s assets are invested in REITs and other U.S. real property holding corporations. In such case the foreign shareholder would be subject to a 21% withholding tax with respect to such distribution and such distribution would be treated as income effectively connected with a U.S. trade or business. Such treatment may give rise to an obligation on the part of the foreign shareholder to file a U.S. federal income tax return. Moreover, such distribution may be subject to a 30% branch profits tax in the hands of a foreign shareholder that is a corporation. Restrictions apply regarding wash sales and substitute payment transactions.

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If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on income and capital gains distribution from a Fund, until you begin receiving payments from your retirement account. You should consult your tax adviser regarding the tax rules that apply to your retirement account.

Distributions by a Fund to shareholders and the ownership of shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting an investment in Fund shares.

The foregoing is only a summary of certain material U.S. federal income tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

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DISTRIBUTOR

Morgan Stanley Smith Barney LLC, located at 2000 Westchester Avenue, Purchase, New York 10577, serves as the Funds’ distributor pursuant to a written agreement, which was approved by the Trustees of the Trust, including a majority of the Independent Trustees. The distributor may be deemed to be an underwriter for purposes of the 1933 Act. The distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The Manager or an affiliate may make similar payments under similar arrangements.

CUSTODIAN AND TRANSFER AGENT

BBH&Co., 50 Post Office Square, Boston, Massachusetts 02110, serves as the Trust’s custodian, fund accountant and administrator. Under its agreements with the Trust, BBH&Co. holds the Trust’s Fund securities, calculates each Fund’s daily NAV, provides various administrative services and keeps all required accounts and records. For its custody services, BBH&Co. receives a monthly fee based upon the month-end market value of securities held in custody and also receives certain securities transaction charges and out-of-pocket expenses.

BNY Mellon Investment Servicing (US) located at P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as a transfer agent and shareholder services to the Trust to render certain shareholder record keeping and accounting services.

BNY Asset Servicing, located at BNY Mellon Center, 201 Washington Street, Boston, MA 02108-4408, provides shareholder services to the Trust, with respect to maintenance of Morgan Stanley Wealth Management accounts.

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SECURITIES LENDING ACTIVITY

BBH acts as securities lending agent for the Funds. The services provided by BBH include (i) entering into loans subject to guidelines or restrictions provided by the Funds; (ii) establishing and maintaining collateral accounts; (iii) monitoring daily the value of the loaned securities and collateral; (iv) seeking additional collateral as necessary from borrowers, and returning collateral to borrowers; (v) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of cash collateral; (vi) negotiating loan terms; (vii) selecting securities to be loaned subject to guidelines or restrictions provided by the Funds; (viii) recordkeeping and account servicing; (ix) monitoring dividend and proxy activity relating to loaned securities; and (x) arranging for return of loaned securities to the Funds at loan termination.

The table below sets forth the gross income received by the Funds from securities lending activities during the fiscal year ended August 31, 2023. The table also shows the fees and/or other compensation paid by the applicable Funds, any other fees or payments incurred by each Fund resulting from lending securities providers, and the net income earned by the Funds for securities lending activities.

	Large Cap Equity Fund	Small-Mid Cap Equity Fund	International Equity Fund	Emerging Markets	High Yield Fund
Gross Income from securities lending activities (including income from cash collateral reinvestment)	$360,178	$724,300	$837,975	$57,658	$43
Fees/compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$20,343	$47,056	$33,727	$2,677	$6
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$7,126	$12,907	$21,332	$1,384	$1
Administrative fees not included in revenue split	$0	$0	$0	$0	$0
Indemnification fee not included in revenue split	$0	$0	$0	$0	$0
Rebate (paid to borrower)	$217,383	$397,562	$591,784	$38,427	$0
Other fees not included in revenue split	$0	$0	$0	$0	$0
Aggregate fees/compensation for securities lending activities and related services	$244,852	$457,525	$646,843	$42,488	$7
Net Income from securities lending activities	$115,326	$266,775	$191,132	$15,170	$36

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FINANCIAL STATEMENTS

The Trust’s Annual Report, and the report of the independent registered public accounting firm, for the fiscal year ended August 31, 2023, is incorporated herein by reference in its entirety. The Annual Report was filed on November 8, 2023, Accession Number 0001193125-23-273297 and an amended Annual Report was filed on November 14, 2023, Accession Number 0001193125-23-277060.

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APPENDIX A—RATINGS OF DEBT OBLIGATIONS

BOND AND NOTE RATINGS

Standard & Poor’s Ratings Service (“Standard & Poor’s”)—Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A	Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories

BB, B, CCC, CC and C	Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”)—Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa	Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.

Ca	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Ratings Service (“Fitch”)—Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.

AA	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A	Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C	Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR	Indicates that the bond is not rated by Standard & Poor’s, Moody’s, or Fitch.

Short-Term Security Ratings

SP-1	Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	Moody’s highest rating for issues having a demand feature —VRDO.

P-1	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

F-1	Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

APPENDIX B

MORGAN STANLEY PATHWAY FUNDS

Proxy Voting Policies and Procedures Pursuant to Rule 38a-1

Under the Investment Company Act of 1940

Rules Summary:

The proxy voting rules are designed to mitigate conflicts of interest for anyone voting a proxy—whether the person/entity voting a proxy on behalf of MS Pathway is the Manager, Sub-adviser, or a third-party.

Rule 30b1-4 under the Investment Company of 1940, as amended, (“1940 Act”) requires MS Pathway to file an annual report on Form N-PX not later than August 31 of each year, containing the Registrant’s proxy voting record for the most recent twelve month period ended June 30.

Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”) requires investment advisers, that exercise voting authority with respect to client securities, to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. And they must describe how the adviser addresses material conflicts between its interests and those of its clients with respect to proxy voting.

Item 13(f) of Form N-1A requires an investment company to include a description of its proxy voting policies and procedures (or, alternatively, a copy of the policies and procedures themselves) in its SAI.

Items 22(b)(7) and 22(c)(5) of Form N-1A require an investment company to disclose in each annual and semi-annual report transmitted to shareholders that a description of the policies and procedures that the investment company uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; (ii) on the investment company’s website, if applicable; and (iii) on the SEC’s website at www.sec.gov.

Items 13(f), 22(b)(8), and 22(c)(6) of Form N-1A require an investment company to disclose in each registration statement and annual and semi-annual report that information regarding how the investment company voted proxies relating to portfolio securities during the most recent twelve month period ended June 30th is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; or on or through the investment company’s website at a specified Internet address; or both; and (ii) on the SEC’s website at www.sec.gov.

Policy:

It is MS Pathway’s policy for all proxies to be voted in the best interests of shareholders. The Trust’s administrator has primary responsibility for obtaining proxy voting information from Sub-advisers and/or their third-party service providers, when necessary, and for coordinating with these parties to compile and file Form N-PX on behalf of the Trust.

The Trust has delegated proxy voting responsibilities for securities held by the funds to the Manager and Sub-advisers, as applicable, subject to the Trustees’ general oversight. As a matter of policy, MS Pathway requires its Sub-advisers to vote all proxies. The Trust’s administrator is not responsible for verifying the substantive accuracy of the information provided by the Manager, Sub-advisers or third-party service providers with respect to any fund’s proxy voting record. In delegating proxy responsibilities, the Trustees have directed that proxies be voted consistent with the Trust and its shareholders best interests and in compliance with all applicable proxy voting rules and regulations. The Manager and Sub-advisers have adopted their own proxy voting policies and guidelines for this purpose (collectively, the “Proxy Voting Procedures”). The Proxy Voting Procedures address, among other things, material conflicts of interest that may arise between the interests of a Fund and the interests of the Manager, Sub-advisers and their affiliates. In the event that a Sub-advisers does not vote a proxy, the Manager’s Proxy Voting Procedures requires ISS, a third-party, to: 1) review the proxy; 2) provide advice on how to vote the proxy, and; 3) vote in accordance with its recommendation.

The Proxy Voting Procedures are provided in Appendix B of this SAI. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on the SEC’s website at www.sec.gov and (2) publicly available Smith Barney internet website at www.morganstanley.com/wealth-investmentsolutions/cgcm.

Procedures:

These procedures are intended to document how the Trust complies with the requirements and restrictions of the 1940 Act and the Advisers Act, and the rules and forms thereunder, with respect to the disclosure of proxy voting records, including the annual filing of proxy voting records on Form N-PX.

1. Web-Based Platform

Proxy voting history will be available on a publicly available Morgan Stanley internet website: (www.morganstanley.com/wealth-investmentsolutions/cgcm).

2. Filing on Form N-PX

The Administrator has the primary responsibility for obtaining the proxy voting information from Sub-advisers and/or their third-party service providers, when necessary, and for coordinating with the Vendor to produce the proxy voting records needed to file Form N-PX on behalf of the Trust. The Trust’s administrator is responsible for beginning the process of gathering such information promptly after June 30 of each year.

The Administrator is responsible for preparing and filing the funds’ reports on Form N-PX in a timely manner. Upon receipt of proxy voting record information from Operations and/or the Vendor, the Administrator will coordinate review, as appropriate, to confirm that the correct entities are covered for the correct periods, and that sufficient information is provided to satisfy the legal requirements for filing on Form N-PX. In connection with any follow-up requests, the Administrator will coordinate between the Manager, any Sub-advisers and their third-party service providers (as applicable), and the Vendor. The Trust’s administrator is responsible for maintaining appropriate records with respect to Form N-PX filings it makes on behalf of the Trust.

3. Reporting

The Manager will provide, or cause ISS to provide, to the Trust’s administrator or other designee on a timely basis, any and all reports and information necessary to prepare and file Form N-PX or other required SEC filings including the items set forth below under “Recordkeeping.” In connection with the Trustees’ annual review of the Funds’ proxy voting process, the Manager will provide, or cause ISS to provide, any information reasonably requested by the Board of Trustees.

4. Recordkeeping

The Manager will keep and maintain the following records:

1)	a copy of the Proxy Voting Procedures;

2)	a copy of the ISS Proxy Guidelines;

3)	copies of all proxy statements received regarding underlying portfolio securities held by the Funds (hard copies by ISS or electronic filings from the SEC’s EDGAR system);

4)	identification of each proxy’s issuer including the exchange ticker and CUSIP number (if available);

5)	a record of all votes cast on behalf of the Funds;

6)	copies of any documents used or prepared by the Manager in order to make a decision as to how to vote proxies or that memorialized the basis for the voting decision;

7)	written requests from the Funds’ shareholders for information as to how the Manager voted proxies for the Funds; and

8)	written responses by the Manager to any requests from the Funds’ shareholders for information as to how the Manager voted proxies for the Fund.

These records and other items shall be maintained in an easily-accessible place for at least five (5) years from the end of the fiscal year during which the last entry was made on this record, the first two (2) years in the office of the Manager. Certain records will also be maintained by ISS.

Morgan Stanley Pathway Funds

Sub-advisers

Fund	Sub-adviser

Large Cap Equity Fund	BlackRock Financial Management, Inc. ClearBridge Investments, LLC Great Lakes Advisors, LLC Lazard Asset Management LLC Principal Asset Management, LLC

Small-Mid Cap Equity Fund	Aristotle Capital Boston, LLC BlackRock Financial Management, Inc. D.F. Dent & Company, Inc. Neuberger Berman Investment Advisers LLC Nuance Investments, LLC Westfield Capital Management Company, L.P.

International Equity Fund	BlackRock Financial Management, Inc. Causeway Capital Management LLC Schroder Investment Management North America Inc. Victory Capital Management Inc. Walter Scott & Partners Limited

Emerging Markets Equity Fund	BlackRock Financial Management, Inc. Martin Currie Inc. Lazard Asset Management LLC Van Eck Associates Corporation

Core Fixed Income Fund	Allspring Global Investments BlackRock Financial Management, Inc. Western Asset Management Company

Fund	Sub-adviser

High Yield Fund	PineBridge Investments LLC Western Asset Management Company

International Fixed Income Fund	Pacific Investment Management Company LLC

Municipal Bond Fund	BlackRock Financial Management, Inc.

Inflation-Linked Fixed Income Fund	Pacific Investment Management Company LLC

Ultra-Short Term Fixed Income Fund	Pacific Investment Management Company LLC

Alternative Strategies Fund	N/A

To facilitate locating a Sub-adviser’s proxy voting policy, they are included below alphabetically by Sub-adviser name.

APPENDIX H

PROXY VOTING POLICIES AND PROCEDURES

9. Appendix A.

Consulting Group Advisory Services LLC (“CGAS”)

Proxy Voting Policies and Procedures

Policy Statement: Rule 206(4)-6 under the Investment Advisers Act of 1940 requires, among other things, investment advisers (“advisers”) that exercise voting authority with respect to client securities to adopt and implement written policies and procedures reasonably designed to ensure the adviser votes proxies in the best interests of its clients, including addressing material conflicts of interest. Additionally, advisers must comply with certain recordkeeping requirements with respect to proxy voting.

Procedures: The Pathway Funds (“Funds”) have delegated proxy voting responsibility for securities held by the Funds to CGAS and the Sub-advisers, as applicable, subject to the Funds’ general oversight.

As the registered investment adviser to the Pathway Funds, CGAS has a fiduciary obligation to vote proxies associated with the securities it has selected in the best interests of the Funds’ clients. CGAS seeks to ensure that all votes are free from conflicts and inappropriate influences.

CGAS has retained Institutional Shareholder Services (“ISS”) as a proxy administrator to assist with proxy voting responsibilities in accordance with these policies and procedures.

To ensure proxies are voted in the best interest of Fund clients, CGAS has adopted the attached proxy guidelines for voting proxies on specific types of issues.

Unless instructed otherwise, the proxy administrator will cast votes for each proxy in accordance with the Guidelines. Where required by law, CGAS may be required to vote proxies for funds, that rely upon Section 12(d)(1)(F) in purchasing securities issued by another investment company, in the same proportion as the vote of all other shareholders of the acquired fund (i.e., “echo vote”). Furthermore, CGAS will echo vote proxy matters that are not covered by the Guidelines. If it is not possible to echo vote (e.g., such as in a contested election), CGAS will abstain from or take similar action with regard to such votes. This procedure is intended to minimize potential conflicts of interest related to proxy voting.

Escalation: Any issues arising under this Policy, including exception requests, should be escalated to the Chief Compliance Officer of CGAS accompanied by written documentation.

Record Keeping: CGAS will maintain all records required to be maintained under and in accordance with, the Investment Advisers Act of 1940 with respect to CGAS’ voting of proxies. Such records will include, but are not limited to:

a)	CGAS’ proxy voting policies and procedures and the proxy voting Guidelines.

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b)	Proxy statements and ballots. CGAS may satisfy this requirement by relying on SEC EDGAR filings or files retained by the proxy administrator.

c)	Records of votes cast. CGAS may satisfy this requirement by relying on the proxy administrator to retain, on CGAS’ behalf, a record of the votes cast.

d)	Records of client requests for proxy voting information on how CGAS voted proxies and the written report to the request.

e)	A copy of any document created by CGAS representatives that was material in making a decision on how to vote proxies or that memorialized the basis for the decision.

Placeholder for Voting Guidelines:

ISS Guidelines

23

ISS

UNITED STATES

Proxy Voting Guidelines
Benchmark Policy Recommendations

Effective for Meetings on or after February 1, 2024
Published early January, 2024

WWW.ISSGOVERNANCE.COM

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Coverage

The U.S. research team provides proxy analyses and voting recommendations for the common shareholder meetings of U.S. - incorporated companies that are publicly-traded on U.S. exchanges, as well as certain OTC companies, if they are held in our institutional investor clients’ portfolios. Coverage generally includes corporate actions for common equity holders, such as written consents and bankruptcies. ISS’ U.S. coverage includes investment companies (including open-end funds, closed-end funds, exchange-traded funds, and unit investment trusts), limited partnerships (“LPs”), master limited partnerships (“MLPs”), limited liability companies (“LLCs”), and business development companies. ISS reviews its universe of coverage on an annual basis, and the coverage is subject to change based on client need and industry trends.

Foreign-incorporated companies

In addition to U.S.- incorporated, U.S.- listed companies, ISS’ U.S. policies are applied to certain foreign-incorporated company analyses. Like the SEC, ISS distinguishes two types of companies that list but are not incorporated in the U.S.:

•

U.S. Domestic Issuers – which have a majority of outstanding shares held in the U.S. and meet other criteria, as determined by the SEC, and are subject to the same disclosure and listing standards as U.S. incorporated companies (e.g. they are required to file DEF14A proxy statements) – are generally covered under standard U.S. policy guidelines.

•

Foreign Private Issuers (FPIs) – which are allowed to take exemptions from most disclosure requirements (e.g., they are allowed to file 6-K for their proxy materials) and U.S. listing standards – are generally covered under a combination of policy guidelines:

•

FPI Guidelines (see the Americas Regional Proxy Voting Guidelines), may apply to companies incorporated in governance havens, and apply certain minimum independence and disclosure standards in the evaluation of key proxy ballot items, such as the election of directors; and/or

•	Guidelines for the market that is responsible for, or most relevant to, the item on the ballot.

U.S. incorporated companies listed only on non-U.S. exchanges are generally covered under the ISS guidelines for the market on which they are traded.

An FPI is generally covered under ISS’ approach to FPIs outlined above, even if such FPI voluntarily files a proxy statement and/or other filing normally required of a U.S. Domestic Issuer, so long as the company retains its FPI status.

In all cases – including with respect to other companies with cross-market features that may lead to ballot items related to multiple markets – items that are on the ballot solely due to the requirements of another market (listing, incorporation, or national code) may be evaluated under the policy of the relevant market, regardless of the “assigned” primary market coverage.

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1.	Board of Directors

Voting on Director Nominees in Uncontested Elections

Four fundamental principles apply when determining votes on director nominees:

Independence: Boards should be sufficiently independent from management (and significant shareholders) to ensure that they are able and motivated to effectively supervise management’s performance for the benefit of all shareholders, including in setting and monitoring the execution of corporate strategy, with appropriate use of shareholder capital, and in setting and monitoring executive compensation programs that support that strategy. The chair of the board should ideally be an independent director, and all boards should have an independent leadership position or a similar role in order to help provide appropriate counterbalance to executive management, as well as having sufficiently independent committees that focus on key governance concerns such as audit, compensation, and nomination of directors.

Composition: Companies should ensure that directors add value to the board through their specific skills and expertise and by having sufficient time and commitment to serve effectively. Boards should be of a size appropriate to accommodate diversity, expertise, and independence, while ensuring active and collaborative participation by all members. Boards should be sufficiently diverse to ensure consideration of a wide range of perspectives.

Responsiveness: Directors should respond to investor input, such as that expressed through significant opposition to management proposals, significant support for shareholder proposals (whether binding or non-binding), and tender offers where a majority of shares are tendered.

Accountability: Boards should be sufficiently accountable to shareholders, including through transparency of the company’s governance practices and regular board elections, by the provision of sufficient information for shareholders to be able to assess directors and board composition, and through the ability of shareholders to remove directors.

General Recommendation: Generally vote for director nominees, except under the following circumstances (with new nominees1 considered on case-by-case basis):

Independence

Vote against2 or withhold from non-independent directors (Executive Directors and Non-Independent Non-Executive Directors per ISS’ Classification of Directors) when:

•	Independent directors comprise 50 percent or less of the board;

•	The non-independent director serves on the audit, compensation, or nominating committee;

•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or

[1]

A “new nominee” is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.

[2]

In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

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•	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

ISS Classification of Directors – U.S.

1.	Executive Director

1.1.	Current officer[1] of the company or one of its affiliates[2].

2.	Non-Independent Non-Executive Director

Board Identification

2.1.	Director identified as not independent by the board.

Controlling/Significant Shareholder

2.2.	Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a group).

Current Employment at Company or Related Company

2.3.	Non-officer employee of the firm (including employee representatives).

2.4.	Officer1, former officer, or general or limited partner of a joint venture or partnership with the company.

Former Employment

2.5.	Former CEO of the company. [3,4]

2.6.	Former non-CEO officer[1] of the company or an affiliate[2] within the past five years.

2.7.	Former officer[1] of an acquired company within the past five years.[4]

2.8.	Officer[1] of a former parent or predecessor firm at the time the company was sold or split off within the past five years.

2.9.	Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months an assessment of the interim officer’s employment agreement will be made.[5]

Family Members

2.10.	Immediate family member[6] of a current or former officer1 of the company or its affiliates[2] within the last five years.

2.11.

Immediate family member[6] of a current employee of company or its affiliates[2] where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role).

Professional, Transactional, and Charitable Relationships

2.12.

Director who (or whose immediate family member6) currently provides professional services[7] in excess of $10,000 per year to: the company, an affiliate[2], or an individual officer of the company or an affiliate; or who is (or whose immediate family member[6] is) a partner, employee, or controlling shareholder of an organization which provides the services.

2.13.

Director who (or whose immediate family member6) currently has any material transactional relationship[8] with the company or its affiliates[2]; or who is (or whose immediate family member[6] is) a partner in, or a controlling shareholder or an executive officer of, an organization which has the material transactional relationship[8] (excluding investments in the company through a private placement).

2.14.

Director who (or whose immediate family member6) is a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowments[8] from the company or its affiliates[2].

Other Relationships

2.15.	Party to a voting agreement[9] to vote in line with management on proposals being brought to shareholder vote.

2.16.	Has (or an immediate family member[6] has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee.[10]

2.17.	Founder[11] of the company but not currently an employee.

2.18.	Director with pay comparable to Named Executive Officers.

2.19.	Any material[12] relationship with the company.

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3.	Independent Director

3.1.	No material[12] connection to the company other than a board seat.

Footnotes:

1.

The definition of officer will generally follow that of a “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will generally be classified as a Non-Independent Non-Executive Director under “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation exceeding $10,000 per year for serving in that capacity, then the director will be classified as an Independent Director.

2.

“Affiliate” includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation. The manager/advisor of an externally managed issuer (EMI) is considered an affiliate.

3.	Includes any former CEO of the company prior to the company’s initial public offering (IPO).
4.

When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, ISS will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

5.

ISS will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was under way for a full-time officer at the time.

6.

“Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, stepchildren, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

7.

Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include but are not limited to the following: investment banking/financial advisory services, commercial banking (beyond deposit services), investment services, insurance services, accounting/audit services, consulting services, marketing services, legal services, property management services, realtor services, lobbying services, executive search services, and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services, IT tech support services, educational services, and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

8.

A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity, exceeding the greater of: $200,000 or 5 percent of the recipient’s gross revenues, for a company that follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, for a company that follows NYSE listing standards. For a company that follows neither of the preceding standards, ISS will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

9.

Dissident directors who are parties to a voting agreement pursuant to a settlement or similar arrangement may be classified as Independent Directors if an analysis of the following factors indicates that the voting agreement does not compromise their alignment with all shareholders’ interests: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

10.

Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

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11.	The operating involvement of the founder with the company will be considered; if the founder was never employed by the company, ISS may deem him or her an Independent Director.
12.

For purposes of ISS’s director independence classification, “material” will be defined as a standard of relationship (financial, personal, or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

Composition

Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except nominees who served only part of the fiscal year3) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

•	Medical issues/illness;

•	Family emergencies; and

•	Missing only one meeting (when the total of all meetings is three or fewer).

In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors: Generally vote against or withhold from individual directors who:

•	Sit on more than five public company boards; or

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards[4].

Gender Diversity: Generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) at companies where there are no women on the company’s board. An exception will be made if there was at least one woman on the board at the preceding annual meeting and the board makes a firm commitment to return to a gender-diverse status within a year.

Racial and/or Ethnic Diversity: For companies in the Russell 3000 or S&P 1500 indices, generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) where the board has no apparent racially or ethnically diverse members5. An exception will be made if there was racial

[3]	Nominees who served for only part of the fiscal year are generally exempted from the attendance policy.
[4]

Although all of a CEO’s subsidiary boards with publicly-traded common stock will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

[5]	Aggregate diversity statistics provided by the board will only be considered if specific to racial and/or ethnic diversity.

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and/or ethnic diversity on the board at the preceding annual meeting and the board makes a firm commitment to appoint at least one racial and/or ethnic diverse member within a year.

Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

•

The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:

•	Disclosed outreach efforts by the board to shareholders in the wake of the vote;

•	Rationale provided in the proxy statement for the level of implementation;

•	The subject matter of the proposal;

•	The level of support for and opposition to the resolution in past meetings;

•	Actions taken by the board in response to the majority vote and its engagement with shareholders;

•	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

•	Other factors as appropriate.

•	The board failed to act on takeover offers where the majority of shares are tendered; or

•

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:

•	The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:

•	The company’s response, including:

•

Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

•	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition; and

•	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

•	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

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Accountability

PROBLEMATIC TAKEOVER DEFENSES, CAPITAL STRUCTURE, AND GOVERNANCE STRUCTURE

Poison Pills: Generally vote against or withhold from all nominees (except new nominees1, who should be considered case-by-case) if:

•	The company has a poison pill with a deadhand or slowhand feature[6];

•	The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval; or

•	The company has a long-term poison pill (with a term of over one year) that was not approved by the public shareholders[7].

Vote case-by-case on nominees if the board adopts an initial short-term pill6 (with a term of one year or less) without shareholder approval, taking into consideration:

•	The disclosed rationale for the adoption;

•	The trigger;

•	The company’s market capitalization (including absolute level and sudden changes);

•	A commitment to put any renewal to a shareholder vote; and

•	Other factors as relevant.

Unequal Voting Rights: Generally vote withhold or against directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case), if the company employs a common stock structure with unequal voting rights8.

Exceptions to this policy will generally be limited to:

•	Newly-public companies[9] with a sunset provision of no more than seven years from the date of going public;

•	Limited Partnerships and the Operating Partnership (OP) unit structure of REITs;

•	Situations where the super-voting shares represent less than 5% of total voting power and therefore considered to be de minimis; or

•	The company provides sufficient protections for minority shareholders, such as allowing minority shareholders a regular binding vote on whether the capital structure should be maintained.

Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

[6]

If a short-term pill with a deadhand or slowhand feature is enacted but expires before the next shareholder vote, ISS will generally still recommend withhold/against nominees at the next shareholder meeting following its adoption.

[7]	Approval prior to, or in connection, with a company’s becoming publicly-traded, or in connection with a de-SPAC transaction, is insufficient.
[8]

This generally includes classes of common stock that have additional votes per share than other shares; classes of shares that are not entitled to vote on all the same ballot items or nominees; or stock with time-phased voting rights (“loyalty shares”).

[9]	Includes companies that emerge from bankruptcy, SPAC transactions, spin-offs, direct listings, and those who complete a traditional initial public offering.

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Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.

Problematic Governance Structure: For companies that hold or held their first annual meeting9 of public shareholders after Feb. 1, 2015, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:

•	Supermajority vote requirements to amend the bylaws or charter;

•	A classified board structure; or

•	Other egregious provisions.

A provision which specifies that the problematic structure(s) will be sunset within seven years of the date of going public will be considered a mitigating factor.

Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.

Unilateral Bylaw/Charter Amendments: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors:

•	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;

•	Disclosure by the company of any significant engagement with shareholders regarding the amendment;

•	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;

•	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;

•	The company’s ownership structure;

•	The company’s existing governance provisions;

•	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and

•	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees1, who should be considered case-by-case) if the directors:

•	Classified the board;

•	Adopted supermajority vote requirements to amend the bylaws or charter;

•	Eliminated shareholders’ ability to amend bylaws;

•	Adopted a fee-shifting provision; or

•	Adopted another provision deemed egregious.

Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:

•	The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws.

Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis.

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Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders’ rights. Generally continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.

Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:

•	A classified board structure;

•	A supermajority vote requirement;

•	Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;

•	The inability of shareholders to call special meetings;

•	The inability of shareholders to act by written consent;

•	A multi-class capital structure; and/or

•	A non-shareholder-approved poison pill.

Management Proposals to Ratify Existing Charter or Bylaw Provisions: Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:

•	The presence of a shareholder proposal addressing the same issue on the same ballot;

•	The board’s rationale for seeking ratification;

•	Disclosure of actions to be taken by the board should the ratification proposal fail;

•	Disclosure of shareholder engagement regarding the board’s ratification request;

•	The level of impairment to shareholders’ rights caused by the existing provision;

•	The history of management and shareholder proposals on the provision at the company’s past meetings;

•	Whether the current provision was adopted in response to the shareholder proposal;

•	The company’s ownership structure; and

•	Previous use of ratification proposals to exclude shareholder proposals.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive;

•	The company receives an adverse opinion on the company’s financial statements from its auditor; or

•

There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:

•

Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

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Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

•	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);

•	The company maintains significant problematic pay practices; or

•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:

•	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or

•	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.

Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.

Problematic Pledging of Company Stock: Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:

•	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;

•	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;

•	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;

•	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and

•	Any other relevant factors.

Climate Accountability

For companies that are significant greenhouse gas (GHG) emitters, through their operations or value chain10, generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where ISS determines that the company is not taking the minimum steps needed to understand, assess, and mitigate risks related to climate change to the company and the larger economy.

Minimum steps to understand and mitigate those risks are considered to be the following. Both minimum criteria will be required to be in alignment with the policy :

•	Detailed disclosure of climate-related risks, such as according to the framework established by the Task Force on Climate-related Financial Disclosures (TCFD), including:

•	Board governance measures;

•	Corporate strategy;

•	Risk management analyses; and

•	Metrics and targets.

[10]	Companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.

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•	Appropriate GHG emissions reduction targets.

At this time, “appropriate GHG emissions reductions targets” will be medium-term GHG reduction targets or Net Zero-by-2050 GHG reduction targets for a company’s operations (Scope 1) and electricity use (Scope 2). Targets should cover the vast majority of the company’s direct emissions.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

•	Material failures of governance, stewardship, risk oversight[11], or fiduciary responsibilities at the company;

•	Failure to replace management as appropriate; or

•

Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Voting on Director Nominees in Contested Elections

Vote-No Campaigns

General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

Proxy Contests/Proxy Access

General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the company relative to its industry;

•	Management’s track record;

•	Background to the contested election;

•	Nominee qualifications and any compensatory arrangements;

•	Strategic plan of dissident slate and quality of the critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates); and

•	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).

[11]

Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor risk oversight of environmental and social issues, including climate change; significant adverse legal judgments or settlement; or hedging of company stock.

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Other Board-Related Proposals

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

General Recommendation: Generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

Board Refreshment

Board refreshment is best implemented through an ongoing program of individual director evaluations, conducted annually, to ensure the evolving needs of the board are met and to bring in fresh perspectives, skills, and diversity as needed.

Term/Tenure Limits

General Recommendation: Vote case-by-case on management proposals regarding director term/tenure limits, considering:

•	The rationale provided for adoption of the term/tenure limit;

•	The robustness of the company’s board evaluation process;

•	Whether the limit is of sufficient length to allow for a broad range of director tenures;

•	Whether the limit would disadvantage independent directors compared to non-independent directors; and

•	Whether the board will impose the limit evenly, and not have the ability to waive it in a discriminatory manner.

Vote case-by-case on shareholder proposals asking for the company to adopt director term/tenure limits, considering:

•	The scope of the shareholder proposal; and

•	Evidence of problematic issues at the company combined with, or exacerbated by, a lack of board refreshment.

Age Limits

General Recommendation: Generally vote against management and shareholder proposals to limit the tenure of independent directors through mandatory retirement ages. Vote for proposals to remove mandatory age limits.

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Board Size

General Recommendation: Vote for proposals seeking to fix the board size or designate a range for the board size.

Vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

General Recommendation: Vote against proposals to classify (stagger) the board.

Vote for proposals to repeal classified boards and to elect all directors annually.

CEO Succession Planning

General Recommendation: Generally vote for proposals seeking disclosure on a CEO succession planning policy, considering, at a minimum, the following factors:

•	The reasonableness/scope of the request; and

•	The company’s existing disclosure on its current CEO succession planning process.

Cumulative Voting

General Recommendation: Generally vote against management proposals to eliminate cumulate voting, and for shareholder proposals to restore or provide for cumulative voting, unless:

•	The company has proxy access[12], thereby allowing shareholders to nominate directors to the company’s ballot; and

•

The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote for proposals for cumulative voting at controlled companies (insider voting power > 50%).

[12]	A proxy access right that meets the recommended guidelines.

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Director and Officer Indemnification, Liability Protection, and Exculpation

General Recommendation: Vote case-by-case on proposals on director and officer indemnification, liability protection, and exculpation13.

Consider the stated rationale for the proposed change. Also consider, among other factors, the extent to which the proposal would:

•	Eliminate directors’ and officers’ liability for monetary damages for violating the duty of care;

•	Eliminate directors’ and officers’ liability for monetary damages for violating the duty of loyalt;

•	Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness; and

•

Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company’s board (i.e., “permissive indemnification”), but that previously the company was not required to indemnify.

Vote for those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•	If the individual was found to have acted in good faith and in a manner that the individual reasonably believed was in the best interests of the company; and

•	If only the individual’s legal expenses would be covered.

Establish/Amend Nominee Qualifications

General Recommendation: Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and the degree to which they may preclude dissident nominees from joining the board.

Vote case-by-case on shareholder resolutions seeking a director nominee who possesses a particular subject matter expertise, considering:

•	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;

•	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;

•	The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and

•	The scope and structure of the proposal.

[13]	Indemnification: the condition of being secured against loss or damage.

Limited liability: a person’s financial liability is limited to a fixed sum, or personal financial assets are not at risk if the individual loses a lawsuit that results in financial award/damages to the plaintiff.

Exculpation: to eliminate or limit the personal liability of a director or officer to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director or officer.

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Establish Other Board Committee Proposals

General Recommendation: Generally vote against shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

•	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;

•	Level of disclosure regarding the issue for which board oversight is sought;

•	Company performance related to the issue for which board oversight is sought;

•	Board committee structure compared to that of other companies in its industry sector; and

•	The scope and structure of the proposal.

Filling Vacancies/Removal of Directors

General Recommendation: Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholders’ ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Board Chair

General Recommendation: Generally vote for shareholder proposals requiring that the board chair position be filled by an independent director, taking into consideration the following:

•	The scope and rationale of the proposal;

•	The company’s current board leadership structure;

•	The company’s governance structure and practices;

•	Company performance; and

•	Any other relevant factors that may be applicable.

The following factors will increase the likelihood of a “for” recommendation:

•	A majority non-independent board and/or the presence of non-independent directors on key board committees;

•	A weak or poorly-defined lead independent director role that fails to serve as an appropriate counterbalance to a combined CEO/chair role;

•	The presence of an executive or non-independent chair in addition to the CEO, a recent recombination of the role of CEO and chair, and/or departure from a structure with an independent chair;

•	Evidence that the board has failed to oversee and address material risks facing the company;

•	A material governance failure, particularly if the board has failed to adequately respond to shareholder concerns or if the board has materially diminished shareholder rights; or

•	Evidence that the board has failed to intervene when management’s interests are contrary to shareholders’ interests.

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Majority of Independent Directors/Establishment of Independent Committees

General Recommendation: Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’ definition of Independent Director (See ISS’ Classification of Directors.)

Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless they currently meet that standard.

Majority Vote Standard for the Election of Directors

General Recommendation: Generally vote for management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote against if no carve-out for a plurality vote standard in contested elections is included.

Generally vote for precatory and binding shareholder resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Proxy Access

General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

•	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;

•	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;

•	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group; and

•	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access. Generally vote against proposals that are more restrictive than these guidelines.

Require More Nominees than Open Seats

General Recommendation: Vote against shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

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Shareholder Engagement Policy (Shareholder Advisory Committee)

General Recommendation: Generally vote for shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

•	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

•	Effectively disclosed information with respect to this structure to its shareholders;

•	Company has not ignored majority-supported shareholder proposals, or a majority withhold vote on a director nominee; and

•

The company has an independent chair or a lead director, according to ISS’ definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

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2.	Audit-Related

Auditor Indemnification and Limitation of Liability

General Recommendation: Vote case-by-case on the issue of auditor indemnification and limitation of liability. Factors to be assessed include, but are not limited to:

•	The terms of the auditor agreement—the degree to which these agreements impact shareholders’ rights;

•	The motivation and rationale for establishing the agreements;

•	The quality of the company’s disclosure; and

•	The company’s historical practices in the audit area.

Vote against or withhold from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification

General Recommendation: Vote for proposals to ratify auditors unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as fraud or misapplication of GAAP; or

•	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

In circumstances where “Other” fees include fees related to significant one-time capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Shareholder Proposals Limiting Non-Audit Services

General Recommendation: Vote case-by-case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

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Shareholder Proposals on Audit Firm Rotation

General Recommendation: Vote case-by-case on shareholder proposals asking for audit firm rotation, taking into account:

•	The tenure of the audit firm;

•	The length of rotation specified in the proposal;

•	Any significant audit-related issues at the company;

•	The number of Audit Committee meetings held each year;

•	The number of financial experts serving on the committee; and

•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

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3.	Shareholder Rights & Defenses

Advance Notice Requirements for Shareholder Proposals/Nominations

General Recommendation: Vote case-by-case on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/nominations must be no earlier than 120 days prior to the anniversary of the previous year’s meeting and have a submittal window of no shorter than 30 days from the beginning of the notice period (also known as a 90-120-day window). The submittal window is the period under which shareholders must file their proposals/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Amend Bylaws without Shareholder Consent

General Recommendation: Vote against proposals giving the board exclusive authority to amend the bylaws.

Vote case-by-case on proposals giving the board the ability to amend the bylaws in addition to shareholders, taking into account the following:

•	Any impediments to shareholders’ ability to amend the bylaws (i.e. supermajority voting requirements);

•	The company’s ownership structure and historical voting turnout;

•	Whether the board could amend bylaws adopted by shareholders; and

•	Whether shareholders would retain the ability to ratify any board-initiated amendments.

Control Share Acquisition Provisions

General Recommendation: Vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote against proposals to amend the charter to include control share acquisition provisions.

Vote for proposals to restore voting rights to the control shares.

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

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Control Share Cash-Out Provisions

General Recommendation: Vote for proposals to opt out of control share cash-out statutes.

Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Disgorgement Provisions

General Recommendation: Vote for proposals to opt out of state disgorgement provisions.

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions.

Fair Price Provisions

General Recommendation: Vote case-by-case on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-Out Provisions

General Recommendation: Vote for proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail

General Recommendation: Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote case-by-case on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

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Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Shareholder Litigation Rights

Federal Forum Selection Provisions

Federal forum selection provisions require that U.S. federal courts be the sole forum for shareholders to litigate claims arising under federal securities law.

General Recommendation: Generally vote for federal forum selection provisions in the charter or bylaws that specify “the district courts of the United States” as the exclusive forum for federal securities law matters, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

Vote against provisions that restrict the forum to a particular federal district court; unilateral adoption (without a shareholder vote) of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Exclusive Forum Provisions for State Law Matters

Exclusive forum provisions in the charter or bylaws restrict shareholders’ ability to bring derivative lawsuits against the company, for claims arising out of state corporate law, to the courts of a particular state (generally the state of incorporation).

General Recommendation: Generally vote for charter or bylaw provisions that specify courts located within the state of Delaware as the exclusive forum for corporate law matters for Delaware corporations, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

For states other than Delaware, vote case-by-case on exclusive forum provisions, taking into consideration:

•	The company’s stated rationale for adopting such a provision;

•	Disclosure of past harm from duplicative shareholder lawsuits in more than one forum;

•	The breadth of application of the charter or bylaw provision, including the types of lawsuits to which it would apply and the definition of key terms; and

•

Governance features such as shareholders’ ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the charter or bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against provisions that specify a state other than the state of incorporation as the exclusive forum for corporate law matters, or that specify a particular local court within the state; unilateral adoption of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Fee shifting

Fee-shifting provisions in the charter or bylaws require that a shareholder who sues a company unsuccessfully pay all litigation expenses of the defendant corporation and its directors and officers.

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General Recommendation: Generally vote against provisions that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., including cases where the plaintiffs are partially successful).

Unilateral adoption of a fee-shifting provision will generally be considered an ongoing failure under the Unilateral Bylaw/Charter Amendments policy.

Net Operating Loss (NOL) Protective Amendments

General Recommendation: Vote against proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (NOL) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

•

The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);

•

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

Poison Pills (Shareholder Rights Plans)

Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

General Recommendation: Vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has: (1) A shareholder-approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or

•

The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote for the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

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Management Proposals to Ratify a Poison Pill

General Recommendation: Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20 percent trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No deadhand, slowhand, no-hand, or similar feature that limits the ability of a future board to redeem the pill; and

•

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

General Recommendation: Vote against proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

•

The company’s existing governance structure, including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

Proxy Voting Disclosure, Confidentiality, and Tabulation

General Recommendation: Vote case-by-case on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Specific issues covered under the policy include, but are not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company’s vote-counting methodology.

While a variety of factors may be considered in each analysis, the guiding principles are: transparency, consistency, and fairness in the proxy voting process. The factors considered, as applicable to the proposal, may include:

•	The scope and structure of the proposal;

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•

The company’s stated confidential voting policy (or other relevant policies) and whether it ensures a “level playing field” by providing shareholder proponents with equal access to vote information prior to the annual meeting;

•	The company’s vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the proxy voting process and maintains the integrity of vote results;

•	Whether the company’s disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;

•	Any recent controversies or concerns related to the company’s proxy voting mechanics;

•	Any unintended consequences resulting from implementation of the proposal; and

•	Any other factors that may be relevant.

Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions

General Recommendation: Generally vote against management proposals to ratify provisions of the company’s existing charter or bylaws, unless these governance provisions align with best practice.

In addition, voting against/withhold from individual directors, members of the governance committee, or the full board may be warranted, considering:

•	The presence of a shareholder proposal addressing the same issue on the same ballot;

•	The board’s rationale for seeking ratification;

•	Disclosure of actions to be taken by the board should the ratification proposal fail;

•	Disclosure of shareholder engagement regarding the board’s ratification request;

•	The level of impairment to shareholders’ rights caused by the existing provision;

•	The history of management and shareholder proposals on the provision at the company’s past meetings;

•	Whether the current provision was adopted in response to the shareholder proposal;

•	The company’s ownership structure; and

•	Previous use of ratification proposals to exclude shareholder proposals.

Reimbursing Proxy Solicitation Expenses

General Recommendation: Vote case-by-case on proposals to reimburse proxy solicitation expenses.

When voting in conjunction with support of a dissident slate, vote for the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•	The election of fewer than 50 percent of the directors to be elected is contested in the election;

•	One or more of the dissident’s candidates is elected;

•	Shareholders are not permitted to cumulate their votes for directors; and

•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

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Reincorporation Proposals

General Recommendation: Management or shareholder proposals to change a company’s state of incorporation should be evaluated case-by-case, giving consideration to both financial and corporate governance concerns including the following:

•	Reasons for reincorporation;

•	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and

•	Comparison of corporation laws of original state and destination state.

Vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.

Shareholder Ability to Act by Written Consent

General Recommendation: Generally vote against management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•	Shareholders’ current right to act by written consent;

•	The consent threshold;

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

•	An unfettered[14] right for shareholders to call special meetings at a 10 percent threshold;

•	A majority vote standard in uncontested director elections;

•	No non-shareholder-approved pill; and

•	An annually elected board.

Shareholder Ability to Call Special Meetings

General Recommendation: Vote against management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

•	Shareholders’ current right to call special meetings;

[14]

“Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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•	Minimum ownership threshold necessary to call special meetings (10 percent preferred);

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of, and management’s response to, previous shareholder proposals.

Stakeholder Provisions

General Recommendation: Vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes

General Recommendation: Vote case-by-case on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

Supermajority Vote Requirements

General Recommendation: Vote against proposals to require a supermajority shareholder vote.

Vote for management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote case-by-case, taking into account:

•	Ownership structure;

•	Quorum requirements; and

•	Vote requirements.

Virtual Shareholder Meetings

General Recommendation: Generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only15 meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.

Vote case-by-case on shareholder proposals concerning virtual-only meetings, considering:

•	Scope and rationale of the proposal; and

•	Concerns identified with the company’s prior meeting practices.

[15]	Virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively using technology without a corresponding in-person meeting.

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4.	Capital/Restructuring

Capital

Adjustments to Par Value of Common Stock

General Recommendation: Vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.

Vote for management proposals to eliminate par value.

Common Stock Authorization

General Authorization Requests

General Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of common stock that are to be used for general corporate purposes:

•	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized share;

•	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares;

•	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage; or

•	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.

Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

•	The proposal seeks to increase the number of authorized shares of the class of common stock that has superior voting rights to other share classes;

•	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;

•	The company has a non-shareholder approved poison pill (including an NOL pill); or

•

The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

•	In, or subsequent to, the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;

•	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or

•	A government body has in the past year required the company to increase its capital ratios.

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For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

Specific Authorization Requests

General Recommendation: Generally vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

•	twice the amount needed to support the transactions on the ballot, and

•	the allowable increase as calculated for general issuances above.

Dual Class Structure

General Recommendation: Generally vote against proposals to create a new class of common stock unless:

•	The company discloses a compelling rationale for the dual-class capital structure, such as:

•	The company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or

•	The new class of shares will be transitory;

•	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and

•	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

General Recommendation: Vote against proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder-approved shareholder rights plan (poison pill).

Preemptive Rights

General Recommendation: Vote case-by-case on shareholder proposals that seek preemptive rights, taking into consideration:

•	The size of the company;

•	The shareholder base; and

•	The liquidity of the stock.

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Preferred Stock Authorization

General Authorization Requests

General Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of preferred stock that are to be used for general corporate purposes:

•	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares;

•	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares;

•	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.

•	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization; or

•	If no preferred shares are currently issued and outstanding, vote against the request, unless the company discloses a specific use for the shares.

Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

•	If the shares requested are blank check preferred shares that can be used for antitakeover purposes;[16]

•

The company seeks to increase a class of non-convertible preferred shares entitled to more than one vote per share on matters that do not solely affect the rights of preferred stockholders “supervoting shares”);

•

The company seeks to increase a class of convertible preferred shares entitled to a number of votes greater than the number of common shares into which they are convertible (“supervoting shares”) on matters that do not solely affect the rights of preferred stockholders;

•	The stated intent of the increase in the general authorization is to allow the company to increase an existing designated class of supervoting preferred shares;

•	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;

•	The company has a non-shareholder approved poison pill (including an NOL pill); and

•

The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

•	In, or subsequent to, the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;

•	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or

•	A government body has in the past year required the company to increase its capital ratios.

For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

[16]

To be acceptable, appropriate disclosure would be needed that the shares are “declawed”: i.e., representation by the board that it will not, without prior stockholder approval, issue or use the preferred stock for any defensive or anti-takeover purpose or for the purpose of implementing any stockholder rights plan.

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Specific Authorization Requests

General Recommendation: Generally vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

•	twice the amount needed to support the transactions on the ballot, and

•	the allowable increase as calculated for general issuances above.

Recapitalization Plans

General Recommendation: Vote case-by-case on recapitalizations (reclassifications of securities), taking into account the following:

•	More simplified capital structure;

•	Enhanced liquidity;

•	Fairness of conversion terms;

•	Impact on voting power and dividends;

•	Reasons for the reclassification;

•	Conflicts of interest; and

•	Other alternatives considered.

Reverse Stock Splits

General Recommendation: Vote for management proposals to implement a reverse stock split if:

•	The number of authorized shares will be proportionately reduced; or

•	The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

Vote case-by-case on proposals that do not meet either of the above conditions, taking into consideration the following factors:

•	Stock exchange notification to the company of a potential delisting;

•	Disclosure of substantial doubt about the company’s ability to continue as a going concern without additional financing;

•	The company’s rationale; or

•	Other factors as applicable.

Share Issuance Mandates at U.S. Domestic Issuers Incorporated Outside the U.S.

General Recommendation: For U.S. domestic issuers incorporated outside the U.S. and listed solely on a U.S. exchange, generally vote for resolutions to authorize the issuance of common shares up to 20 percent of currently issued common share capital, where not tied to a specific transaction or financing proposal.

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For pre-revenue or other early-stage companies that are heavily reliant on periodic equity financing, generally vote for resolutions to authorize the issuance of common shares up to 50 percent of currently issued common share capital. The burden of proof will be on the company to establish that it has a need for the higher limit.

Renewal of such mandates should be sought at each year’s annual meeting.

Vote case-by-case on share issuances for a specific transaction or financing proposal.

Share Repurchase Programs

General Recommendation: For U.S.-incorporated companies, and foreign-incorporated U.S. Domestic Issuers that are traded solely on U.S. exchanges, vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open-market repurchases, in the absence of company-specific concerns regarding:

•	Greenmail;

•	The use of buybacks to inappropriately manipulate incentive compensation metrics;

•	Threats to the company’s long-term viability; or

•	Other company-specific factors as warranted.

Vote case-by-case on proposals to repurchase shares directly from specified shareholders, balancing the stated rationale against the possibility for the repurchase authority to be misused, such as to repurchase shares from insiders at a premium to market price.

Share Repurchase Programs Shareholder Proposals

General Recommendation: Generally vote against shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote for the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Stock Distributions: Splits and Dividends

General Recommendation: Generally vote for management proposals to increase the common share authorization for stock split or stock dividend, provided that the effective increase in authorized shares is equal to or is less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

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Tracking Stock

General Recommendation: Vote case-by-case on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

•	Adverse governance changes;

•	Excessive increases in authorized capital stock;

•	Unfair method of distribution;

•	Diminution of voting rights;

•	Adverse conversion features;

•	Negative impact on stock option plans; and

•	Alternatives such as spin-off.

Restructuring

Appraisal Rights

General Recommendation: Vote for proposals to restore or provide shareholders with rights of appraisal.

Asset Purchases

General Recommendation: Vote case-by-case on asset purchase proposals, considering the following factors:

•	Purchase price;

•	Fairness opinion;

•	Financial and strategic benefits;

•	How the deal was negotiated;

•	Conflicts of interest;

•	Other alternatives for the business; and

•	Non-completion risk.

Asset Sales

General Recommendation: Vote case-by-case on asset sales, considering the following factors:

•	Impact on the balance sheet/working capital;

•	Potential elimination of diseconomies;

•	Anticipated financial and operating benefits;

•	Anticipated use of funds;

•	Value received for the asset;

•	Fairness opinion;

•	How the deal was negotiated; and

•	Conflicts of interest.

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Bundled Proposals

General Recommendation: Vote case-by-case on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

General Recommendation: Vote case-by-case on proposals regarding conversion of securities. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

General Recommendation: Vote case-by-case on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:

•	Dilution to existing shareholders’ positions;

•	Terms of the offer—discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;

•	Financial issues—company’s financial situation; degree of need for capital; use of proceeds; effect of the financing on the company’s cost of capital;

•	Management’s efforts to pursue other alternatives;

•	Control issues—change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and

•	Conflict of interest—arm’s length transaction, managerial incentives.

Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

General Recommendation: Vote case-by-case on proposals regarding the formation of a holding company, taking into consideration the following:

•	The reasons for the change;

•	Any financial or tax benefits;

•	Regulatory benefits;

•	Increases in capital structure; and

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•	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend for the transaction, vote against the formation of a holding company if the transaction would include either of the following:

•	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or

•	Adverse changes in shareholder rights.

Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)

General Recommendation: Vote case-by-case on going private transactions, taking into account the following:

•	Offer price/premium;

•	Fairness opinion;

•	How the deal was negotiated;

•	Conflicts of interest;

•	Other alternatives/offers considered; and

•	Non-completion risk.

Vote case-by-case on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

•	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock); and

•	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:

•	Are all shareholders able to participate in the transaction?

•	Will there be a liquid market for remaining shareholders following the transaction?

•	Does the company have strong corporate governance?

•	Will insiders reap the gains of control following the proposed transaction? and

•	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

Joint Ventures

General Recommendation: Vote case-by-case on proposals to form joint ventures, taking into account the following:

•	Percentage of assets/business contributed;

•	Percentage ownership;

•	Financial and strategic benefits;

•	Governance structure;

•	Conflicts of interest;

•	Other alternatives; and

•	Non-completion risk.

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Liquidations

General Recommendation: Vote case-by-case on liquidations, taking into account the following:

•	Management’s efforts to pursue other alternatives;

•	Appraisal value of assets; and

•	The compensation plan for executives managing the liquidation.

Vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Private Placements/Warrants/Convertible Debentures

General Recommendation: Vote case-by-case on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

•

Dilution to existing shareholders’ position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price

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appreciation is often the necessary event to trigger the exercise of “out of the money” warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company’s stock price that must occur to trigger the dilutive event.

•	Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):

•

The terms of the offer should be weighed against the alternatives of the company and in light of company’s financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.

•

When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry, and anticipation of future performance.

•	Financial issues:

•	The company’s financial condition;

•	Degree of need for capital;

•	Use of proceeds;

•	Effect of the financing on the company’s cost of capital;

•	Current and proposed cash burn rate; and

•	Going concern viability and the state of the capital and credit markets.

•

Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger, or sale of part or all of the company.

•	Control issues:

•	Change in management;

•	Change in control;

•	Guaranteed board and committee seats;

•	Standstill provisions;

•	Voting agreements;

•	Veto power over certain corporate actions; and

•	Minority versus majority ownership and corresponding minority discount or majority control premium.

•	Conflicts of interest:

•	Conflicts of interest should be viewed from the perspective of the company and the investor; and

•	Were the terms of the transaction negotiated at arm’s length? Are managerial incentives aligned with shareholder interests?

•	Market reaction:

•	The market’s response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

Vote for the private placement, or for the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

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Reorganization/Restructuring Plan (Bankruptcy)

General Recommendation: Vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

•	Estimated value and financial prospects of the reorganized company;

•	Percentage ownership of current shareholders in the reorganized company;

•	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);

•	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);

•	Existence of a superior alternative to the plan of reorganization; and

•	Governance of the reorganized company.

Special Purpose Acquisition Corporations (SPACs)

General Recommendation: Vote case-by-case on SPAC mergers and acquisitions taking into account the following:

•

Valuation - Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target if it is a private entity.

•

Market reaction - How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

•

Deal timing - A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

•	Negotiations and process - What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.

•

Conflicts of interest - How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80 percent rule (the charter requires that the fair market value of the target is at least equal to 80 percent of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24-month timeframe.

•	Voting agreements - Are the sponsors entering into enter into any voting agreements/tender offers with shareholders who are likely to vote against the proposed merger or exercise conversion rights?

•	Governance - What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

Special Purpose Acquisition Corporations (SPACs)—Proposals for Extensions

General Recommendation: Vote case-by-case on SPAC extension proposals taking into account the length of the requested extension, the status of any pending transaction(s) or progression of the acquisition process, any added incentive for non-redeeming shareholders, and any prior extension requests.

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•	Length of request: Typically, extension requests range from two to six months, depending on the progression of the SPAC’s acquistion process.

•

Pending transaction(s) or progression of the acquisition process: Sometimes an intial business combination was already put to a shareholder vote, but, for varying reasons, the transaction could not be consummated by the termination date and the SPAC is requesting an extension. Other times, the SPAC has entered into a definitive transaction agreement, but needs additional time to consummate or hold the shareholder meeting.

•

Added incentive for non-redeeming shareholders: Sometimes the SPAC sponsor (or other insiders) will contribute, typically as a loan to the company, additional funds that will be added to the redemption value of each public share as long as such shares are not redeemed in connection with the extension request. The purpose of the “equity kicker” is to incentivize shareholders to hold their shares through the end of the requested extension or until the time the transaction is put to a shareholder vote, rather than electing redeemption at the extension proposal meeting.

•	Prior extension requests: Some SPACs request additional time beyond the extension period sought in prior extension requests.

Spin-offs

General Recommendation: Vote case-by-case on spin-offs, considering:

•	Tax and regulatory advantages;

•	Planned use of the sale proceeds;

•	Valuation of spinoff;

•	Fairness opinion;

•	Benefits to the parent company;

•	Conflicts of interest;

•	Managerial incentives;

•	Corporate governance changes; and

•	Changes in the capital structure.

Value Maximization Shareholder Proposals

General Recommendation: Vote case-by-case on shareholder proposals seeking to maximize shareholder value by:

•	Hiring a financial advisor to explore strategic alternatives;

•	Selling the company; or

•	Liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:

•	Prolonged poor performance with no turnaround in sight;

•	Signs of entrenched board and management (such as the adoption of takeover defenses);

•	Strategic plan in place for improving value;

•	Likelihood of receiving reasonable value in a sale or dissolution; and

•	The company actively exploring its strategic options, including retaining a financial advisor.

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5.	Compensation

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.

Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.

Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.

Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly; and

5.

Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors is reasonable and does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Say-on-Pay)

General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:

•	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);

•	The company maintains significant problematic pay practices; or

•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

•

There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay -for- performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

•	The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;

•	The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or

•	The situation is egregious.

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Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the S&P1500, Russell 3000, or Russell 3000E Indices17, this analysis considers the following:

1.	Peer Group[18] Alignment:

•	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.

•	The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.

•	The multiple of the CEO’s total pay relative to the peer group median in the most recent fiscal year.

2.

Absolute Alignment[19] – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, a misalignment between pay and performance is otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to an evaluation of how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

•	The ratio of performance- to time-based incentive awards;

•	The overall ratio of performance-based compensation to fixed or discretionary pay;

•	The rigor of performance goals;

•	The complexity and risks around pay program design;

•	The transparency and clarity of disclosure;

•	The company’s peer group benchmarking practices;

•	Financial/operational results, both absolute and relative to peers;

•	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

•	Realizable pay[20] compared to grant pay; and

•	Any other factors deemed relevant.

[17]	The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.
[18]

The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company’s selected peers’ GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company’s market cap. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.

[19]	Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.
[20]	ISS research reports include realizable pay for S&P1500 companies.

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Problematic Pay Practices

Problematic pay elements are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;

•	Incentives that may motivate excessive risk-taking or present a windfall risk; and

•	Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.

The list of examples below highlights certain problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARs without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•	Extraordinary perquisites or tax gross-ups;

•	New or materially amended agreements that provide for:

•	Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);

•	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers) or in connection with a problematic Good Reason definition;

•	CIC excise tax gross-up entitlements (including “modified” gross-ups); and/or

•	Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;

•	Liberal CIC definition combined with any single-trigger CIC benefits;

•	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible;

•	Severance payments made when the termination is not clearly disclosed as involuntary (for example, a termination without cause or resignation for good reason); and/or

•	Any other provision or practice deemed to be egregious and present a significant risk to investors.

The above examples are not an exhaustive list. Please refer to ISS’ U.S. Compensation Policies FAQ document for additional detail on specific pay practices that have been identified as problematic and may lead to negative vote recommendations.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Duration of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•	Adoption of a grant policy that prohibits backdating and creates a fixed grant schedule or window period for equity grants in the future.

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Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

•	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

•

Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

•	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;

•	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

General Recommendation: Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

General Recommendation: Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers but also considering new or extended arrangements.

Features that may result in an “against” recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

•	Single- or modified-single-trigger cash severance;

•	Single-trigger acceleration of unvested equity awards;

•	Full acceleration of equity awards granted shortly before the change in control;

•	Acceleration of performance awards above the target level of performance without compelling rationale;

•	Excessive cash severance (generally >3x base salary and bonus);

•	Excise tax gross-ups triggered and payable;

•	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or

•

Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

•	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

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Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

Please refer to ISS’ U.S. Equity Compensation Plans FAQ document for additional details on the Equity Plan Scorecard policy.

General Recommendation: Vote case-by-case on certain equity-based compensation plans21 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “Equity Plan Scorecard” (EPSC) approach with three pillars:

•

Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

•	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and

•	SVT based only on new shares requested plus shares remaining for future grants.

•	Plan Features:

•	Quality of disclosure around vesting upon a change in control (CIC);

•	Discretionary vesting authority;

•	Liberal share recycling on various award types;

•	Lack of minimum vesting period for grants made under the plan; and

•	Dividends payable prior to award vesting.

•	Grant Practices:

•	The company’s three-year burn rate relative to its industry/market cap peers;

•	Vesting requirements in CEO’s recent equity grants (3-year look-back);

•	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);

•	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;

•	Whether the company maintains a sufficient claw-back policy; and

•	Whether the company maintains sufficient post-exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following egregious factors (“overriding factors”) apply:

•	Awards may vest in connection with a liberal change-of-control definition;

•

The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies – or by not prohibiting it when the company has a history of repricing – for non-listed companies);

[21]

Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

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•	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;

•	The plan is excessively dilutive to shareholders’ holdings;

•	The plan contains an evergreen (automatic share replenishment) feature; or

•	Any other plan features are determined to have a significant negative impact on shareholder interests.

Further Information on certain EPSC Factors:

Shareholder Value Transfer (SVT)

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full-value awards), the assumption is made that all awards to be granted will be the most expensive types.

For proposals that are not subject to the Equity Plan Scorecard evaluation, Shareholder Value Transfer is reasonable if it falls below a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size, and cash compensation into the industry cap equations to arrive at the company’s benchmark.22

Three-Year Value-Adjusted Burn Rate

A “Value-Adjusted Burn Rate” is used for stock plan evaluations. Value-Adjusted Burn Rate benchmarks are calculated as the greater of: (1) an industry-specific threshold based on three-year burn rates within the company’s GICS group segmented by S&P 500, Russell 3000 index (less the S&P 500) and non-Russell 3000 index; and (2) a de minimis threshold established separately for each of the S&P 500, the Russell 3000 index less the S&P 500, and the non-Russell 3000 index. Year-over-year burn-rate benchmark changes will be limited to a predetermined range above or below the prior year’s burn-rate benchmark.

The Value-Adjusted Burn Rate is calculated as follows:

Value-Adjusted Burn Rate = ((# of options * option’s dollar value using a Black-Scholes model) + (# of full-value awards * stock price)) / (Weighted average common shares * stock price).

[22]	For plans evaluated under the Equity Plan Scorecard policy, the company’s SVT benchmark is considered along with other factors.

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Egregious Factors

Liberal Change in Control Definition

Generally vote against equity plans if the plan has a liberal definition of change in control and the equity awards could vest upon such liberal definition of change in control, even though an actual change in control may not occur. Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

Repricing Provisions

Vote against plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. “Repricing” typically includes the ability to do any of the following:

•	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;

•	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs;

•	Cancel underwater options in exchange for stock awards; or

•	Provide cash buyouts of underwater options.

While the above cover most types of repricing, ISS may view other provisions as akin to repricing depending on the facts and circumstances.

Also, vote against or withhold from members of the Compensation Committee who approved repricing (as defined above or otherwise determined by ISS), without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote against plans that do not expressly prohibit repricing or cash buyout of underwater options without shareholder approval if the company has a history of repricing/buyouts without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Problematic Pay Practices or Significant Pay-for-Performance Disconnect

If the equity plan on the ballot is a vehicle for problematic pay practices, vote against the plan.

ISS may recommend a vote against the equity plan if the plan is determined to be a vehicle for pay-for-performance misalignment. Considerations in voting against the equity plan may include, but are not limited to:

•	Severity of the pay-for-performance misalignment;

•	Whether problematic equity grant practices are driving the misalignment; and/or

•	Whether equity plan awards have been heavily concentrated to the CEO and/or the other NEOs.

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Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))

General Recommendation: Vote case-by-case on amendments to cash and equity incentive plans.

Generally vote for proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

•	Addresses administrative features only; or

•

Seeks approval for Section 162(m) purposes only, and the plan administering committee consists entirely of independent directors, per ISS’ Classification of Directors. Note that if the company is presenting the plan to shareholders for the first time for any reason (including after the company’s initial public offering), or if the proposal is bundled with other material plan amendments, then the recommendation will be case-by-case (see below).

Vote against proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

•	Seeks approval for Section 162(m) purposes only, and the plan administering committee does not consist entirely of independent directors, per ISS’ Classification of Directors.

Vote case-by-case on all other proposals to amend cash incentive plans. This includes plans presented to shareholders for the first time after the company’s IPO and/or proposals that bundle material amendment(s) other than those for Section 162(m) purposes.

Vote case-by-case on all other proposals to amend equity incentive plans, considering the following:

•

If the proposal requests additional shares and/or the amendments include a term extension or addition of full value awards as an award type, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of the amendments;

•

If the plan is being presented to shareholders for the first time (including after the company’s IPO), whether or not additional shares are being requested, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of any amendments; and

•

If there is no request for additional shares and the amendments do not include a term extension or addition of full value awards as an award type, then the recommendation will be based entirely on an analysis of the overall impact of the amendments, and the EPSC evaluation will be shown only for informational purposes.

In the first two case-by-case evaluation scenarios, the EPSC evaluation/score is the more heavily weighted consideration.

Specific Treatment of Certain Award Types in Equity Plan Evaluations

Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

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Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

Other Compensation Plans

401(k) Employee Benefit Plans

General Recommendation: Vote for proposals to implement a 401(k) savings plan for employees.

Employee Stock Ownership Plans (ESOPs)

General Recommendation: Vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans—Qualified Plans

General Recommendation: Vote case-by-case on qualified employee stock purchase plans. Vote for employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value;

•	Offering period is 27 months or less; and

•	The number of shares allocated to the plan is 10 percent or less of the outstanding shares.

Vote against qualified employee stock purchase plans where when the plan features do not meet all of the above criteria.

Employee Stock Purchase Plans—Non-Qualified Plans

General Recommendation: Vote case-by-case on nonqualified employee stock purchase plans. Vote for nonqualified employee stock purchase plans with all the following features:

•	Broad-based participation;

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value; and

•	No discount on the stock price on the date of purchase when there is a company matching contribution.

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Vote against nonqualified employee stock purchase plans when the plan features do not meet all of the above criteria. If the matching contribution or effective discount exceeds the above, ISS may evaluate the SVT cost of the plan as part of the assessment.

Option Exchange Programs/Repricing Options

General Recommendation: Vote case-by-case on management proposals seeking approval to exchange/reprice options taking into consideration:

•	Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in- the-money” over the near term;

•	Rationale for the re-pricing--was the stock price decline beyond management’s control?;

•	Is this a value-for-value exchange?;

•	Are surrendered stock options added back to the plan reserve?;

•	Timing—repricing should occur at least one year out from any precipitous drop in company’s stock price;

•	Option vesting—does the new option vest immediately or is there a black-out period?;

•	Term of the option--the term should remain the same as that of the replaced option;

•	Exercise price—should be set at fair market or a premium to market; and

•	Participants—executive officers and directors must be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing and warrants additional scrutiny. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote for shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

General Recommendation: Vote case-by-case on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote for non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote case-by-case on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

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Transfer Stock Option (TSO) Programs

General Recommendation: One-time Transfers: Vote against or withhold from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote case-by-case on one-time transfers. Vote for if:

•	Executive officers and non-employee directors are excluded from participating;

•

Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models; and

•	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure, and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

•	Eligibility;

•	Vesting;

•	Bid-price;

•	Term of options;

•	Cost of the program and impact of the TSOs on company’s total option expense; and

•	Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Director Compensation

Shareholder Ratification of Director Pay Programs

General Recommendation: Vote case-by-case on management proposals seeking ratification of non-employee director compensation, based on the following factors:

•	If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and

•	An assessment of the following qualitative factors:

•	The relative magnitude of director compensation as compared to companies of a similar profile;

•	The presence of problematic pay practices relating to director compensation;

•	Director stock ownership guidelines and holding requirements;

•	Equity award vesting schedules;

•	The mix of cash and equity-based compensation;

•	Meaningful limits on director compensation;

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•	The availability of retirement benefits or perquisites; and

•	The quality of disclosure surrounding director compensation.

Equity Plans for Non-Employee Directors

General Recommendation: Vote case-by-case on compensation plans for non-employee directors, based on:

•

The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;

•	The company’s three-year burn rate relative to its industry/market cap peers (in certain circumstances); and

•	The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).

On occasion, non-employee director stock plans will exceed the plan cost or burn-rate benchmarks when combined with employee or executive stock plans. In such cases, vote case-by-case on the plan taking into consideration the following qualitative factors:

•	The relative magnitude of director compensation as compared to companies of a similar profile;

•	The presence of problematic pay practices relating to director compensation;

•	Director stock ownership guidelines and holding requirements;

•	Equity award vesting schedules;

•	The mix of cash and equity-based compensation;

•	Meaningful limits on director compensation;

•	The availability of retirement benefits or perquisites; and

•	The quality of disclosure surrounding director compensation.

Non-Employee Director Retirement Plans

General Recommendation: Vote against retirement plans for non-employee directors. Vote for shareholder proposals to eliminate retirement plans for non-employee directors.

Shareholder Proposals on Compensation

Bonus Banking/Bonus Banking “Plus”

General Recommendation: Vote case-by-case on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

•	The company’s past practices regarding equity and cash compensation;

•	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and

•	Whether the company has a rigorous claw-back policy in place.

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Compensation Consultants—Disclosure of Board or Company’s Utilization

General Recommendation: Generally vote for shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s), and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

General Recommendation: Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation (such as types of compensation elements or specific metrics) to be used for executive or directors.

Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote case-by-case on all other shareholder proposals regarding executive and director pay, taking into account relevant factors, including but not limited to: company performance, pay level and design versus peers, history of compensation concerns or pay-for-performance disconnect, and/or the scope and prescriptive nature of the proposal.

Golden Coffins/Executive Death Benefits

General Recommendation: Generally vote for proposals calling for companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

Hold Equity Past Retirement or for a Significant Period of Time

General Recommendation: Vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans. The following factors will be taken into account:

•	The percentage/ratio of net shares required to be retained;

•	The time period required to retain the shares;

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•	Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements;

•	Whether the company has any other policies aimed at mitigating risk taking by executives;

•	Executives’ actual stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s existing requirements; and

•	Problematic pay practices, current and past, which may demonstrate a short-term versus long-term focus.

Pay Disparity

General Recommendation: Vote case-by-case on proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The following factors will be considered:

•	The company’s current level of disclosure of its executive compensation setting process, including how the company considers pay disparity;

•	If any problematic pay practices or pay-for-performance concerns have been identified at the company; and

•	The level of shareholder support for the company’s pay programs.

Generally vote against proposals calling for the company to use the pay disparity analysis or pay ratio in a specific way to set or limit executive pay.

Pay for Performance/Performance-Based Awards

General Recommendation: Vote case-by-case on shareholder proposals requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

•

First, vote for shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options, or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a meaningful premium to be considered performance-based awards; and

•

Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote for the proposal. Furthermore, if target performance results in an above target payout, vote for the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote for the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote for the shareholder proposal if the company does not meet both of the above two steps.

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Pay for Superior Performance

General Recommendation: Vote case-by-case on shareholder proposals that request the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives. These proposals generally include the following principles:

•	Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;

•	Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time- vested, equity awards;

•

Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

•	Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies; and

•

Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

•	What aspects of the company’s annual and long-term equity incentive programs are performance driven?

•

If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

•	Can shareholders assess the correlation between pay and performance based on the current disclosure? and

•	What type of industry and stage of business cycle does the company belong to?

Pre-Arranged Trading Plans (10b5-1 Plans)

General Recommendation: Generally vote for shareholder proposals calling for the addition of certain safeguards in prearranged trading plans (10b5-1 plans) for executives. Safeguards may include:

•	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed in a Form 8-K;

•	Amendment or early termination of a 10b5-1 Plan allowed only under extraordinary circumstances, as determined by the board;

•	Request that a certain number of days that must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

•	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

•	An executive may not trade in company stock outside the 10b5-1 Plan; and

•	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

Prohibit Outside CEOs from Serving on Compensation Committees

General Recommendation: Generally vote against proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

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Recoupment of Incentive or Stock Compensation in Specified Circumstances

General Recommendation: Vote case-by-case on proposals to recoup incentive cash or stock compensation made to senior executives if it is later determined that the figures upon which incentive compensation is earned turn out to have been in error, or if the senior executive has breached company policy or has engaged in misconduct that may be significantly detrimental to the company’s financial position or reputation, or if the senior executive failed to manage or monitor risks that subsequently led to significant financial or reputational harm to the company. Many companies have adopted policies that permit recoupment in cases where an executive’s fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. However, such policies may be narrow given that not all misconduct or negligence may result in significant financial restatements. Misconduct, negligence, or lack of sufficient oversight by senior executives may lead to significant financial loss or reputational damage that may have long-lasting impact.

In considering whether to support such shareholder proposals, ISS will take into consideration the following factors:

•	If the company has adopted a formal recoupment policy;

•	The rigor of the recoupment policy focusing on how and under what circumstances the company may recoup incentive or stock compensation;

•	Whether the company has chronic restatement history or material financial problems;

•	Whether the company’s policy substantially addresses the concerns raised by the proponent;

•	Disclosure of recoupment of incentive or stock compensation from senior executives or lack thereof; and

•	Any other relevant factors.

Severance and Golden Parachute Agreements

General Recommendation: Vote case-by-case on shareholder proposals requiring that executive severance (including change-in-control related) arrangements or payments be submitted for shareholder ratification.

Factors that will be considered include, but are not limited to:

•	The company’s severance or change-in-control agreements in place, and the presence of problematic features (such as excessive severance entitlements, single triggers, excise tax gross-ups, etc.);

•	Any existing limits on cash severance payouts or policies which require shareholder ratification of severance payments exceeding a certain level;

•	Any recent severance-related controversies; and

•	Whether the proposal is overly prescriptive, such as requiring shareholder approval of severance that does not exceed market norms.

Share Buyback Impact on Incentive Program Metrics

General Recommendation: Vote case-by-case on proposals requesting the company exclude the impact of share buybacks from the calculation of incentive program metrics, considering the following factors:

•	The frequency and timing of the company’s share buybacks;

•	The use of per-share metrics in incentive plans;

•	The effect of recent buybacks on incentive metric results and payouts; and

•	Whether there is any indication of metric result manipulation.

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Supplemental Executive Retirement Plans (SERPs)

General Recommendation: Generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote for shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary or those pay elements covered for the general employee population.

Tax Gross-Up Proposals

General Recommendation: Generally vote for proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity

General Recommendation: Vote case-by-case on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.

The following factors will be considered:

•

The company’s current treatment of equity upon employment termination and/or in change-in-control situations (i.e., vesting is double triggered and/or pro rata, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.); and

•	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Generally vote for proposals seeking a policy that prohibits automatic acceleration of the vesting of equity awards to senior executives upon a voluntary termination of employment or in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

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6.	Routine/Miscellaneous

Adjourn Meeting

General Recommendation: Generally vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote for proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote against proposals if the wording is too vague or if the proposal includes “other business.”

Amend Quorum Requirements

General Recommendation: Vote case-by-case on proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding, taking into consideration:

•	The new quorum threshold requested;

•	The rationale presented for the reduction;

•	The market capitalization of the company (size, inclusion in indices);

•	The company’s ownership structure;

•	Previous voter turnout or attempts to achieve quorum;

•	Any provisions or commitments to restore quorum to a majority of shares outstanding, should voter turnout improve sufficiently; and

•	Other factors as appropriate.

In general, a quorum threshold kept as close to a majority of shares outstanding as is achievable is preferred.

Vote case-by-case on directors who unilaterally lower the quorum requirements below a majority of the shares outstanding, taking into consideration the factors listed above.

Amend Minor Bylaws

General Recommendation: Vote for bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

General Recommendation: Vote for proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.

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Change Date, Time, or Location of Annual Meeting

General Recommendation: Vote for management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

Vote against shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

Other Business

General Recommendation: Vote against proposals to approve other business when it appears as a voting item.

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7.	Social and Environmental Issues

Global Approach – E&S Shareholder Proposals

ISS applies a common approach globally to evaluating social and environmental proposals which cover a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:

•	If the issues presented in the proposal are being appropriately or effectively dealt with through legislation or government regulation;

•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

•	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;

•	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

•	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s practices related to the issue(s) raised in the proposal;

•

If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•

If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Endorsement of Principles

General Recommendation: Generally vote against proposals seeking a company’s endorsement of principles that support a particular public policy position. Endorsing a set of principles may require a company to take a stand on an issue that is beyond its own control and may limit its flexibility with respect to future developments. Management and the board should be afforded the flexibility to make decisions on specific public policy positions based on their own assessment of the most beneficial strategies for the company.

Animal Welfare

Animal Welfare Policies

General Recommendation: Generally vote for proposals seeking a report on a company’s animal welfare standards, or animal welfare-related risks, unless:

•	The company has already published a set of animal welfare standards and monitors compliance;

•	The company’s standards are comparable to industry peers; and

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•	There are no recent significant fines, litigation, or controversies related to the company’s and/or its suppliers’ treatment of animals.

Animal Testing

General Recommendation: Generally vote against proposals to phase out the use of animals in product testing, unless:

•	The company is conducting animal testing programs that are unnecessary or not required by regulation;

•	The company is conducting animal testing when suitable alternatives are commonly accepted and used by industry peers; or

•	There are recent, significant fines or litigation related to the company’s treatment of animals.

Animal Slaughter

General Recommendation: Generally vote against proposals requesting the implementation of Controlled Atmosphere Killing (CAK) methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

Vote case-by-case on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

Consumer Issues

Genetically Modified Ingredients

General Recommendation: Generally vote against proposals requesting that a company voluntarily label genetically engineered (GE) ingredients in its products. The labeling of products with GE ingredients is best left to the appropriate regulatory authorities.

Vote case-by-case on proposals asking for a report on the feasibility of labeling products containing GE ingredients, taking into account:

•	The potential impact of such labeling on the company’s business;

•	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

•	Company’s current disclosure on the feasibility of GE product labeling.

Generally vote against proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote against proposals to eliminate GE ingredients from the company’s products, or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such decisions are more appropriately made by management with consideration of current regulations.

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Reports on Potentially Controversial Business/Financial Practices

General Recommendation: Vote case-by-case on requests for reports on a company’s potentially controversial business or financial practices or products, taking into account:

•	Whether the company has adequately disclosed mechanisms in place to prevent abuses;

•	Whether the company has adequately disclosed the financial risks of the products/practices in question;

•	Whether the company has been subject to violations of related laws or serious controversies; and

•	Peer companies’ policies/practices in this area.

Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation

General Recommendation: Generally vote against proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing practices.

Vote case-by-case on proposals requesting that a company report on its product pricing or access to medicine policies, considering:

•	The potential for reputational, market, and regulatory risk exposure;

•	Existing disclosure of relevant policies;

•	Deviation from established industry norms;

•	Relevant company initiatives to provide research and/or products to disadvantaged consumers;

•	Whether the proposal focuses on specific products or geographic regions;

•	The potential burden and scope of the requested report; and

•	Recent significant controversies, litigation, or fines at the company.

Generally vote for proposals requesting that a company report on the financial and legal impact of its prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote against proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Product Safety and Toxic/Hazardous Materials

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:

•	The company already discloses similar information through existing reports such as a supplier code of conduct and/or a sustainability report;

•

The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; or

•	The company has not been recently involved in relevant significant controversies, fines, or litigation.

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Vote case-by-case on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:

•	The company’s current level of disclosure regarding its product safety policies, initiatives, and oversight mechanisms;

•	Current regulations in the markets in which the company operates; and

•	Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.

Generally vote against resolutions requiring that a company reformulate its products.

Tobacco-Related Proposals

General Recommendation: Vote case-by-case on resolutions regarding the advertisement of tobacco products, considering:

•	Recent related fines, controversies, or significant litigation;

•	Whether the company complies with relevant laws and regulations on the marketing of tobacco;

•	Whether the company’s advertising restrictions deviate from those of industry peers;

•	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth; and

•	Whether restrictions on marketing to youth extend to foreign countries.

Vote case-by-case on proposals regarding second-hand smoke, considering;

•	Whether the company complies with all laws and regulations;

•	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness; and

•	The risk of any health-related liabilities.

Generally vote against resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.

Generally vote against proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

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Climate Change

Say on Climate (SoC) Management Proposals

General Recommendation: Vote case-by-case on management proposals that request shareholders to approve the company’s climate transition action plan23, taking into account the completeness and rigor of the plan. Information that will be considered where available includes the following:

•	The extent to which the company’s climate related disclosures are in line with TCFD recommendations and meet other market standards;

•	Disclosure of its operational and supply chain GHG emissions (Scopes 1, 2, and 3);

•	The completeness and rigor of company’s short-, medium-, and long-term targets for reducing operational and supply chain GHG emissions (Scopes 1, 2, and 3 if relevant);

•	Whether the company has sought and received third-party approval that its targets are science-based;

•	Whether the company has made a commitment to be “net zero” for operational and supply chain emissions (Scopes 1, 2, and 3) by 2050;

•	Whether the company discloses a commitment to report on the implementation of its plan in subsequent years;

•	Whether the company’s climate data has received third-party assurance;

•	Disclosure of how the company’s lobbying activities and its capital expenditures align with company strategy;

•	Whether there are specific industry decarbonization challenges; and

•	The company’s related commitment, disclosure, and performance compared to its industry peers.

Say on Climate (SoC) Shareholder Proposals

General Recommendation: Vote case-by-case on shareholder proposals that request the company to disclose a report providing its GHG emissions levels and reduction targets and/or its upcoming/approved climate transition action plan and provide shareholders the opportunity to express approval or disapproval of its GHG emissions reduction plan, taking into account information such as the following:

•	The completeness and rigor of the company’s climate-related disclosure;

•	The company’s actual GHG emissions performance;

•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to its GHG emissions; and

•	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive.

Climate Change/Greenhouse Gas (GHG) Emissions

General Recommendation: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:

•

Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

[23]	Variations of this request also include climate transition related ambitions, or commitment to reporting on the implementation of a climate plan.

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•	The company’s level of disclosure compared to industry peers; and

•	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s climate change-related performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

•

The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is comparable to that of industry peers; or

•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

•	Whether the company provides disclosure of year-over-year GHG emissions performance data;

•	Whether company disclosure lags behind industry peers;

•	The company’s actual GHG emissions performance;

•	The company’s current GHG emission policies, oversight mechanisms, and related initiatives; and

•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

Energy Efficiency

General Recommendation: Generally vote for proposals requesting that a company report on its energy efficiency policies, unless:

•

The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or

•	The proponent requests adoption of specific energy efficiency goals within specific timelines.

Renewable Energy

General Recommendation: Generally vote for requests for reports on the feasibility of developing renewable energy resources unless the report would be duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote against proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

Generally vote against proposals that call for the adoption of renewable energy goals, taking into account:

•	The scope and structure of the proposal;

•	The company’s current level of disclosure on renewable energy use and GHG emissions; and

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•	The company’s disclosure of policies, practices, and oversight implemented to manage GHG emissions and mitigate climate change risks.

Diversity

Board Diversity

General Recommendation: Generally vote for requests for reports on a company’s efforts to diversify the board, unless:

•	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; or

•	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:

•	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;

•	The level of gender and racial minority representation that exists at the company’s industry peers;

•	The company’s established process for addressing gender and racial minority board representation;

•	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

•	The independence of the company’s nominating committee;

•	Whether the company uses an outside search firm to identify potential director nominees; and

•	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Equality of Opportunity

General Recommendation: Generally vote for proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, unless:

•	The company publicly discloses equal opportunity policies and initiatives in a comprehensive manner;

•	The company already publicly discloses comprehensive workforce diversity data; or

•	The company has no recent significant EEO-related violations or litigation.

Generally vote against proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant burden on the company.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

General Recommendation: Generally vote for proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would be unduly burdensome.

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Generally vote against proposals to extend company benefits to, or eliminate benefits from, domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Gender, Race/Ethnicity Pay Gap

General Recommendation: Vote case-by-case on requests for reports on a company’s pay data by gender or race/ ethnicity, or a report on a company’s policies and goals to reduce any gender or race/ethnicity pay gaps, taking into account:

•	The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy on fair and equitable compensation practices;

•	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender, race, or ethnicity pay gap issues;

•	The company’s disclosure regarding gender, race, or ethnicity pay gap policies or initiatives compared to its industry peers; and

•	Local laws regarding categorization of race and/or ethnicity and definitions of ethnic and/or racial minorities.

Racial Equity and/or Civil Rights Audit Guidelines

General Recommendation: Vote case-by-case on proposals asking a company to conduct an independent racial equity and/or civil rights audit, taking into account:

•	The company’s established process or framework for addressing racial inequity and discrimination internally;

•	Whether the company adequately discloses workforce diversity and inclusion metrics and goals;

•	Whether the company has issued a public statement related to its racial justice efforts in recent years, or has committed to internal policy review;

•	Whether the company has engaged with impacted communities, stakeholders, and civil rights experts;

•	The company’s track record in recent years of racial justice measures and outreach externally; and

•	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to racial inequity or discrimination.

Environment and Sustainability

Facility and Workplace Safety

General Recommendation: Vote case-by-case on requests for workplace safety reports, including reports on accident risk reduction efforts, taking into account:

•	The company’s current level of disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms;

•	The nature of the company’s business, specifically regarding company and employee exposure to health and safety risks;

•	Recent significant controversies, fines, or violations related to workplace health and safety; and

•	The company’s workplace health and safety performance relative to industry peers.

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Vote case-by-case on resolutions requesting that a company report on safety and/or security risks associated with its operations and/or facilities, considering:

•	The company’s compliance with applicable regulations and guidelines;

•	The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and

•	The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.

General Environmental Proposals and Community Impact Assessments

General Recommendation: Vote case-by-case on requests for reports on policies and/or the potential (community) social and/or environmental impact of company operations, considering:

•	Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;

•

The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;

•	The nature, purpose, and scope of the company’s operations in the specific region(s);

•	The degree to which company policies and procedures are consistent with industry norms; and

•	The scope of the resolution.

Hydraulic Fracturing

General Recommendation: Generally vote for proposals requesting greater disclosure of a company’s (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

•	The company’s current level of disclosure of relevant policies and oversight mechanisms;

•	The company’s current level of such disclosure relative to its industry peers;

•	Potential relevant local, state, or national regulatory developments; and

•	Controversies, fines, or litigation related to the company’s hydraulic fracturing operations.

Operations in Protected Areas

General Recommendation: Generally vote for requests for reports on potential environmental damage as a result of company operations in protected regions, unless:

•	Operations in the specified regions are not permitted by current laws or regulations;

•	The company does not currently have operations or plans to develop operations in these protected regions; or

•	The company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.

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Recycling

General Recommendation: Vote case-by-case on proposals to report on an existing recycling program, or adopt a new recycling program, taking into account:

•	The nature of the company’s business;

•	The current level of disclosure of the company’s existing related programs;

•	The timetable and methods of program implementation prescribed by the proposal;

•	The company’s ability to address the issues raised in the proposal; and

•	How the company’s recycling programs compare to similar programs of its industry peers.

Sustainability Reporting

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

•

The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or

•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Water Issues

General Recommendation: Vote case-by-case on proposals requesting a company report on, or adopt a new policy on, water-related risks and concerns, taking into account:

•	The company’s current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;

•	Whether or not the company’s existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;

•	The potential financial impact or risk to the company associated with water-related concerns or issues; and

•	Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

General Corporate Issues

Charitable Contributions

General Recommendation: Vote against proposals restricting a company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.

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Data Security, Privacy, and Internet Issues

General Recommendation: Vote case-by-case on proposals requesting the disclosure or implementation of data security, privacy, or information access and management policies and procedures, considering:

•	The level of disclosure of company policies and procedures relating to data security, privacy, freedom of speech, information access and management, and Internet censorship;

•	Engagement in dialogue with governments or relevant groups with respect to data security, privacy, or the free flow of information on the Internet;

•	The scope of business involvement and of investment in countries whose governments censor or monitor the Internet and other telecommunications;

•	Applicable market-specific laws or regulations that may be imposed on the company; and

•	Controversies, fines, or litigation related to data security, privacy, freedom of speech, or Internet censorship.

ESG Compensation-Related Proposals

General Recommendation: Vote case-by-case on proposals seeking a report or additional disclosure on the company’s approach, policies, and practices on incorporating environmental and social criteria into its executive compensation strategy, considering:

•	The scope and prescriptive nature of the proposal;

•	The company’s current level of disclosure regarding its environmental and social performance and governance;

•	The degree to which the board or compensation committee already discloses information on whether it has considered related E&S criteria; and

•	Whether the company has significant controversies or regulatory violations regarding social or environmental issues.

Human Rights, Human Capital Management, and International Operations

Human Rights Proposals

General Recommendation: Generally vote for proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote case-by-case on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

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•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

Vote case-by-case on proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process, considering:

•	The degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms;

•	The company’s industry and whether the company or its suppliers operate in countries or areas where there is a history of human rights concerns;

•	Recent significant controversies, fines, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps; and

•	Whether the proposal is unduly burdensome or overly prescriptive.

Mandatory Arbitration

General Recommendation: Vote case-by-case on requests for a report on a company’s use of mandatory arbitration on employment-related claims, taking into account:

•	The company’s current policies and practices related to the use of mandatory arbitration agreements on workplace claims;

•	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to the use of mandatory arbitration agreements on workplace claims; and

•	The company’s disclosure of its policies and practices related to the use of mandatory arbitration agreements compared to its peers.

Operations in High-Risk Markets

General Recommendation: Vote case-by-case on requests for a report on a company’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

•	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;

•	Current disclosure of applicable risk assessment(s) and risk management procedures;

•	Compliance with U.S. sanctions and laws;

•	Consideration of other international policies, standards, and laws; and

•	Whether the company has been recently involved in recent, significant controversies, fines, or litigation related to its operations in “high-risk” markets.

Outsourcing/Offshoring

General Recommendation: Vote case-by-case on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

•	Controversies surrounding operations in the relevant market(s);

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•	The value of the requested report to shareholders;

•	The company’s current level of disclosure of relevant information on outsourcing and plant closure procedures; and

•	The company’s existing human rights standards relative to industry peers.

Sexual Harassment

General Recommendation: Vote case-by-case on requests for a report on company actions taken to strengthen policies and oversight to prevent workplace sexual harassment, or a report on risks posed by a company’s failure to prevent workplace sexual harassment, taking into account:

•	The company’s current policies, practices, oversight mechanisms related to preventing workplace sexual harassment;

•	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to workplace sexual harassment issues; and

•	The company’s disclosure regarding workplace sexual harassment policies or initiatives compared to its industry peers.

Weapons and Military Sales

General Recommendation: Vote against reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Generally vote against proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Political Activities

Lobbying

General Recommendation: Vote case-by-case on proposals requesting information on a company’s lobbying

(including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

•	The company’s current disclosure of relevant lobbying policies, and management and board oversight;

•	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and

•	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

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Political Contributions

General Recommendation: Generally vote for proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities, considering:

•	The company’s policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;

•	The company’s disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and

•	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Political Expenditures and Lobbying Congruency

General Recommendation: Generally vote case-by-case on proposals requesting greater disclosure of a company’s alignment of political contributions, lobbying, and electioneering spending with a company’s publicly stated values and policies, considering:

•

The company’s policies, management, board oversight, governance processes, and level of disclosure related to direct political contributions, lobbying activities, and payments to trade associations, political action committees, or other groups that may be used for political purposes;

•

The company’s disclosure regarding: the reasons for its support of candidates for public offices; the reasons for support of and participation in trade associations or other groups that may make political contributions; and other political activities;

•	Any incongruencies identified between a company’s direct and indirect political expenditures and its publicly stated values and priorities; and

•	Recent significant controversies related to the company’s direct and indirect lobbying, political contributions, or political activities.

Generally vote case-by-case on proposals requesting comparison of a company’s political spending to objectives that can mitigate material risks for the company, such as limiting global warming.

Political Ties

General Recommendation: Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

•	There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and

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•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

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8.	Mutual Fund Proxies

Election of Directors

General Recommendation: Vote case-by-case on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Closed End Funds- Unilateral Opt-In to Control Share Acquisition Statutes

General Recommendation: For closed-end management investment companies (CEFs), vote against or withhold from nominating/governance committee members (or other directors on a case-by-case basis) at CEFs that have not provided a compelling rationale for opting-in to a Control Share Acquisition statute, nor submitted a by-law amendment to a shareholder vote.

Converting Closed-end Fund to Open-end Fund

General Recommendation: Vote case-by-case on conversion proposals, considering the following factors:

•	Past performance as a closed-end fund;

•	Market in which the fund invests;

•	Measures taken by the board to address the discount; and

•	Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

General Recommendation: Vote case-by-case on proxy contests, considering the following factors:

•	Past performance relative to its peers;

•	Market in which the fund invests;

•	Measures taken by the board to address the issues;

•	Past shareholder activism, board activity, and votes on related proposals;

•	Strategy of the incumbents versus the dissidents;

•	Independence of directors;

•	Experience and skills of director candidates;

•	Governance profile of the company; and

•	Evidence of management entrenchment.

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Investment Advisory Agreements

General Recommendation: Vote case-by-case on investment advisory agreements, considering the following factors:

•	Proposed and current fee schedules;

•	Fund category/investment objective;

•	Performance benchmarks;

•	Share price performance as compared with peers;

•	Resulting fees relative to peers; and

•	Assignments (where the advisor undergoes a change of control).

Approving New Classes or Series of Shares

General Recommendation: Vote for the establishment of new classes or series of shares.

Preferred Stock Proposals

General Recommendation: Vote case-by-case on the authorization for or increase in preferred shares, considering the following factors:

•	Stated specific financing purpose;

•	Possible dilution for common shares; and

•	Whether the shares can be used for antitakeover purposes.

1940 Act Policies

General Recommendation: Vote case-by-case on policies under the Investment Advisor Act of 1940, considering the following factors:

•	Potential competitiveness;

•	Regulatory developments;

•	Current and potential returns; and

•	Current and potential risk.

Generally vote for these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction

General Recommendation: Vote case-by-case on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•	The fund’s target investments;

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•	The reasons given by the fund for the change; and

•	The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

General Recommendation: Vote against proposals to change a fund’s fundamental investment objective to non-fundamental.

Name Change Proposals

General Recommendation: Vote case-by-case on name change proposals, considering the following factors:

•	Political/economic changes in the target market;

•	Consolidation in the target market; and

•	Current asset composition.

Change in Fund’s Subclassification

General Recommendation: Vote case-by-case on changes in a fund’s sub-classification, considering the following factors:

•	Potential competitiveness;

•	Current and potential returns;

•	Risk of concentration; and

•	Consolidation in target industry.

Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value

General Recommendation: Vote for proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

•

The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;

•

The sale is deemed to be in the best interests of shareholders by (1) a majority of the company’s independent directors and (2) a majority of the company’s directors who have no financial interest in the issuance; and

•	The company has demonstrated responsible past use of share issuances by either:

•	Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or

•	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

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Disposition of Assets/Termination/Liquidation

General Recommendation: Vote case-by-case on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

•	Strategies employed to salvage the company;

•	The fund’s past performance; and

•	The terms of the liquidation.

Changes to the Charter Document

General Recommendation: Vote case-by-case on changes to the charter document, considering the following factors:

•	The degree of change implied by the proposal;

•	The efficiencies that could result;

•	The state of incorporation; and

•	Regulatory standards and implications.

Vote against any of the following changes:

•	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

•	Removal of shareholder approval requirement for amendments to the new declaration of trust;

•

Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

•	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares;

•	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements; or

•	Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund

General Recommendation: Vote case-by-case on re-incorporations, considering the following factors:

•	Regulations of both states;

•	Required fundamental policies of both states; and

•	The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval

General Recommendation: Vote against proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

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Distribution Agreements

General Recommendation: Vote case-by-case on distribution agreement proposals, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives;

•	The proposed distributor’s reputation and past performance;

•	The competitiveness of the fund in the industry; and

•	The terms of the agreement.

Master-Feeder Structure

General Recommendation: Vote for the establishment of a master-feeder structure.

Mergers

General Recommendation: Vote case-by-case on merger proposals, considering the following factors:

•	Resulting fee structure;

•	Performance of both funds;

•	Continuity of management personnel; and

•	Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

General Recommendation: Generally vote against shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

General Recommendation: Vote case-by-case on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote for the reimbursement of the proxy solicitation expenses.

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Terminate the Investment Advisor

General Recommendation: Vote case-by-case on proposals to terminate the investment advisor, considering the following factors:

•	Performance of the fund’s Net Asset Value (NAV);

•	The fund’s history of shareholder relations; and

•	The performance of other funds under the advisor’s management.

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UNITED STATES

TAFT-HARTLEY PROXY VOTING GUIDELINES

2024 Policy Recommendations

Published January 2024

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Taft-Hartley Advisory Services Proxy Voting Policy Statement and Guidelines

This statement sets forth the proxy voting policy of ISS’ Taft-Hartley Advisory Services. The U.S. Department of Labor (DOL) has stated that the fiduciary act of managing plan assets that are shares of corporate stock includes the voting of proxies appurtenant to those shares of stock and that trustees may delegate this duty to an investment manager. ERISA section 3(38) defines an investment manager as any fiduciary who is registered as an investment adviser under the Investment Advisor Act of 1940. ISS is a registered investment adviser under the Investment Advisor Act of 1940.

Taft-Hartley Advisory Services will vote the proxies of its clients solely in the interest of their participants and beneficiaries and for the exclusive purpose of providing benefits to them. The interests of participants and beneficiaries will not be subordinated to unrelated objectives. Taft-Hartley Advisory Services shall act with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. When proxies due to Taft-Hartley Advisory Services’ clients have not been received, Taft-Hartley Advisory Services will make reasonable efforts to obtain missing proxies. Taft-Hartley Advisory Services is not responsible for voting proxies it does not receive.

Taft-Hartley Advisory Services shall analyze each proxy on a case-by-case basis, informed by the guidelines elaborated below, subject to the requirement that all votes shall be cast solely in the long-term interest of the participants and beneficiaries of the plans. Taft-Hartley Advisory Services does not intend for these guidelines to be exhaustive. Hundreds of issues appear on proxy ballots every year, and it is neither practical nor productive to fashion voting guidelines and policies which attempt to address every eventuality. Rather, Taft-Hartley Advisory Services’ guidelines are intended to cover the most significant and frequent proxy issues that arise. Issues not covered by the guidelines shall be voted in the interest of plan participants and beneficiaries of the plan based on a worker-owner view of long-term corporate value. Taft-Hartley Advisory Services shall revise its guidelines as events warrant and will remain in conformity with the AFL-CIO proxy voting policy.

Taft-Hartley Advisory Services shall report annually to its clients on proxy votes cast on their behalf. These proxy voting reports will demonstrate Taft-Hartley Advisory Services’ compliance with its responsibilities and will facilitate clients’ monitoring of Taft-Hartley Advisory Services. A copy of this Proxy Voting Policy Statement and Guidelines is provided to each client at the time Taft-Hartley Advisory Services is retained. Taft-Hartley Advisory Services shall provide its clients with revised copies of this proxy voting policy statement and guidelines whenever significant revisions have been made.

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1.	Director Elections

Electing directors is the single most important stock ownership right that shareholders can exercise. By electing directors who share their views, shareholders can help to define performance standards against which management can be held accountable. Taft-Hartley Advisory Services holds directors to a high standard when voting on their election, qualifications, and compensation. Taft-Hartley Advisory Services evaluates directors fairly and objectively, rewarding them for significant contributions and holding them ultimately accountable to shareholders for corporate performance. Institutional investors should use their voting rights in uncontested elections to influence financial performance and corporate strategies for achieving long term shareholder value.

Director accountability, independence and competence have become issues of prime importance to investors given the failings in oversight exposed by the global financial crisis. There is also concern over the environment in the boardrooms of certain markets, where past failures appear to be no impediment to continued or new appointments at major companies and may not be part of the evaluation process at companies in considering whether an individual is, or continues to be, fit for the role and best able to serve shareholders’ interests.

Voting on Director Nominees in Uncontested Elections

Votes concerning the entire board of directors and members of key board committees are examined using the following factors:

Board Independence: Without independence from management, the board and/or its committees may be unwilling or unable to effectively set company strategy and scrutinize performance or executive compensation.

Board Competence: Companies should seek a diverse board of directors who can add value to the board through specific skills or expertise and who can devote sufficient time and commitment to serve effectively. While directors should not be constrained by arbitrary limits such as age or term limits, directors who are unable to attend board and committee meetings and/or who are overextended (i.e. serving on too many boards) raise concern on the director’s ability to effectively serve in shareholders’ best interests.

Board Accountability: Practices that promote accountability include: transparency into a company’s governance practices, annual board elections, and providing shareholders the ability to remove problematic directors and to vote on takeover defenses or other charter/bylaw amendments. These practices help reduce the opportunity for management entrenchment.

Board Responsiveness: Directors should be responsive to shareholders, particularly in regard to shareholder proposals that receive a majority vote or management proposals that receive low shareholder support, and to tender offers where a majority of shares are tendered. Boards should also be sufficiently responsive to high withhold/against votes on directors. Furthermore, shareholders should expect directors to devote sufficient time and resources to oversight of the company.

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Taft-Hartley Advisory Services Recommendation: Votes on individual director nominees are always made on a case-by-case basis. Specific director nominee withhold/against1 votes can be triggered by one or more of the following factors:

Board Independence

•	Lack of a board that is at least two-thirds (67 percent) independent – i.e. where the composition of non- independent board members is in excess of 33 percent of the entire board;

•	Lack of an independent board chair;

•	Lack of independence on key board committees (i.e. audit, compensation, and nominating committees); or

•	Failure to establish any key board committees (i.e. audit, compensation, or nominating committees).

Board Competence

•	Directors serving on an excessive number of other boards which could compromise their primary duties of care and loyalty; or

•	Attendance of director nominees at board and committee meetings of less than 75 percent in one year without valid reason or explanation.

In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.

Gender Diversity

Generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) at companies where there are no women on the company’s board. An exception will be made if there was at least one woman on the board at the preceding annual meeting and the board makes a firm commitment to return to a gender-diverse status within a year.

Racial and/or Ethnic Diversity

For companies in the Russell 3000 or S&P 1500 indices, generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) where the board has no apparent racially or ethnically diverse members2. An exception will be made if there was racial and/or ethnic diversity on the board at the preceding annual meeting and the board makes a firm commitment to appoint at least one racial and/or ethnic diverse member within a year.

[1]

In general, companies with a plurality vote standard use “Withhold” as the valid contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

[2]	Aggregate diversity statistics provided by the board will only be considered if specific to racial and/or ethnic diversity.

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Board Accountability

Generally vote for director nominees, except under the following circumstances (with new nominees3 considered on a case-by-case basis):

Problematic Takeover Defenses

•	The board lacks accountability and oversight due to the presence of problematic governance provisions, coupled with long-term poor corporate performance relative to peers;

•

If the company has a classified board and a continuing director is responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote, in addition to potential future withhold/against votes on that director, Taft-Hartley Advisory Services may recommend votes against or withhold votes from any or all of the nominees up for election, with the exception of new nominees[3]; or

•	The company has opted into, or failed to opt out of, state laws requiring a classified board structure.

Restriction of Binding Shareholder Proposals

Vote against or withhold from members of the governance committee if:

•

The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include, but are not limited to: outright prohibition on the submission of binding shareholder proposals, or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis.

Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders’ rights. Continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.

Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the compensation committee and potentially the full board if:

•	There is an unmitigated misalignment between CEO pay and company performance (see Pay-for-Performance policy);

•	The company maintains problematic pay practices including options backdating, excessive perks and overly generous employment contracts etc.;

•	There is evidence that management/board members are using company stock in hedging activities;

•	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or

•	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.

Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.

[3]

A “new nominee” is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.

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Problematic Audit-Related Practices

Performance of audit committee members concerning the approval of excessive non-audit fees, material weaknesses, and/or the lack of auditor ratification upon the proxy ballot;

Vote against or withhold votes from the members of the audit committee when:

•	Consulting (i.e. non-audit) fees paid to the auditor are excessive;

•	Auditor ratification is not included on the proxy ballot;

•	The company receives an adverse opinion on the company’s financial statements from its auditor;

•

There is evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or

•

Poor accounting practices such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures, exist. Poor accounting practices may warrant voting against or withholding votes from the full board.

Problematic Pledging of Company Stock

Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:

•	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;

•	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;

•	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;

•	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and

•	Any other relevant factors.

Unilateral Bylaw/Charter Amendments and Problematic Capital Structures

Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees3, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors:

•	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;

•	Disclosure by the company of any significant engagement with shareholders regarding the amendment;

•	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;

•	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;

•	The company’s ownership structure;

•	The company’s existing governance provisions;

•	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and

•	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against directors (except new nominees3, who should be considered case-by-case) if the board:

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•	Classified the board;

•	Adopted supermajority vote requirements to amend the bylaws or charter;

•	Eliminated shareholders’ ability to amend bylaws;

•	Adopted a fee-shifting provision; or

•	Adopted another provision deemed egregious.

Problematic Governance Structure – Newly public companies

For companies that hold or held their first annual meeting4 of public shareholders after Feb. 1, 2015, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees3, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:

•	Supermajority vote requirements to amend the bylaws or charter;

•	A classified board structure; or

•	Other egregious provisions.

A provision which specifies that the problematic structure(s) will be sunset within seven years of the date of going public will be considered a mitigating factor.

Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.

Unequal Voting Rights

Generally vote withhold or against directors individually, committee members, or the entire board (except new nominees3, who should be considered case-by-case), if the company employs a common stock structure with unequal voting rights5.

Exceptions to this policy will generally be limited to:

•	Newly-public companies[4] with a sunset provision of no more than seven years from the date of going public;

•	Limited Partnerships and the Operating Partnership (OP) unit structure of REITs;

•	Situations where the super-voting shares represent less than 5% of total voting power and therefore considered to be de minimis; or

•	The company provides sufficient protections for minority shareholders, such as allowing minority shareholders a regular binding vote on whether the capital structure should be maintained.

Management Proposals to Ratify Existing Charter or Bylaw Provisions

Vote against or withhold from directors individually, governance committee members, or the entire board (except new nominees3, who should be considered case-by-case), where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:

•	The presence of a shareholder proposal addressing the same issue on the same ballot;

•	The board’s rationale for seeking ratification;

•	Disclosure of actions to be taken by the board should the ratification proposal fail;

•	Disclosure of shareholder engagement regarding the board’s ratification request;

•	The level of impairment to shareholders’ rights caused by the existing provision;

[4]	Newly-public companies generally include companies that emerge from bankruptcy, SPAC transactions, spin-offs, direct listings, and those who complete a traditional initial public offering.
[5]

This generally includes classes of common stock that have additional votes per share than other shares; classes of shares that are not entitled to vote on all the same ballot items or nominees; or stock with time-phased voting rights (“loyalty shares”).

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•	The history of management and shareholder proposals on the provision at the company’s past meetings;

•	Whether the current provision was adopted in response to the shareholder proposal;

•	The company’s ownership structure; and

•	Previous use of ratification proposals to exclude shareholder proposals.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

•	The presence of problematic governance practices including interlocking directorships, multiple related-party transactions, excessive risk-taking, imprudent use of corporate assets, etc.;

•	Inadequate CEO succession planning, including the absence of an emergency and non-emergency/orderly CEO succession plan;

•

Material failures of governance, stewardship, risk oversight[6], or fiduciary responsibilities at the company, failure to replace management as appropriate, flagrant or egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company; or

•

Chapter 7 bankruptcy, Securities & Exchange Commission (SEC) violations or fines, and criminal investigations by the Department of Justice (DOJ), Government Accounting Office (GAO) or any other federal agency.

Climate Accountability

For companies that are significant greenhouse gas (GHG) emitters, through their operations or value chain7, generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where Taft-Hartley Advisory Services determines that the company is not taking the minimum steps needed to understand, assess, and mitigate risks related to climate change to the company and the larger economy.

Minimum steps to understand and mitigate those risks are considered to be the following. Both minimum criteria will be required to be in alignment with the policy:

•	Detailed disclosure of climate-related risks, such as according to the framework established by the Task Force on Climate-related Financial Disclosures (TCFD), including:

•	Board governance measures;

•	Corporate strategy;

•	Risk management analyses; and

•	Metrics and targets.

•	Appropriate GHG emissions reduction targets.

At this time, “appropriate GHG emissions reductions targets” will be medium-term GHG reduction targets or Net Zero-by-2050 GHG reduction targets for a company’s operations (Scope 1) and electricity use (Scope 2). Targets should cover the vast majority of the company’s direct emissions.

[6]

Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor risk oversight of environmental and social issues, including climate change; significant adverse legal judgments or settlements; or hedging of company stock.

[7]	Companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.

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Board Responsiveness

Vote against or withhold from individual directors, committee members, or the entire board of directors as appropriate if:

•

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against votes;

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares; or

•

The board failed to act on a shareholder proposal that received approval by a majority of the shares cast the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year.

Vote case-by-case on compensation committee members (or, potentially, the full board) and the Say-on-Pay proposal if:

•	The company’s previous say-on-pay proposal received low levels of investor support, taking into account:

•

The company’s response, including: a) disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support (including the timing and frequency of engagements and whether independent directors participated); b) disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition; c) disclosure of specific and meaningful actions taken to address shareholders’ concerns; d) other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

•	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Discussion

Independence

Board independence from management is of vital importance to a company and its shareholders. Accordingly, Taft-Hartley Advisory Services believes votes should be cast in a manner that will encourage the independence of boards. Independence will be evaluated based upon a number of factors, including: employment by the company or an affiliate in an executive capacity; tenure on the board, past or current employment by a firm that is one of the company’s paid advisors or consultants; a personal services contract with the company; family relationships of an executive or director of the company; interlocks with other companies on which the company’s chair or chief executive officer is also a board member; and service with a non-profit organization that receives significant contributions from the company.

Taft-Hartley Advisory Services Recommendation:

•

Generally vote against or withhold votes from non-independent director nominees (executive directors and non-independent, non-executive directors) where the entire board is not at least two-thirds (67 percent) independent.

•	Generally vote against or withhold votes from non-independent director nominees when the nominating, compensation and audit committees are not fully independent.

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•	Generally consider directors who have been on the board continually for a period longer than 10 years as non-independent, non-executive directors.

•	Vote for shareholder proposals requesting that all key board committees (i.e. audit, compensation and/or nominating) include independent directors exclusively.

•	Vote for shareholder proposals requesting that the board be comprised of a two-thirds majority of independent directors.

Non-Independent Chair

Two major components at the top of every public company are the running of the board and the executive responsibility for the running of the company’s business. Many institutional investors believe there should be a clear division of responsibilities at the head of the company that will ensure a balance of power and authority, such that no one individual has unfettered powers of decision. When there is no clear division between the executive and board branches of a company, poor executive and/or board actions often go unchecked to the ultimate detriment of shareholders. Since executive compensation is so heavily correlated to the managerial power relationship in the boardroom, the separation of the CEO and chair positions is a critical step in curtailing excessive pay, which ultimately can become a drain on shareholder value.

Arguments have been made that a smaller company and its shareholders can benefit from the full-time attention of a joint chair and CEO. This may be so in select cases, and indeed, using a case-by-case review of circumstances there may be worthy exceptions. But, even in these cases, it is the general view of many institutions that a person should only serve in the position of joint CEO and chair on a temporary basis, and that these positions should be separated following their provisional combination.

Taft-Hartley Advisory Services strongly believes that the potential for conflicts of interest in the board’s supervisory and oversight duties trumps any possible corollary benefits that could ensue from a dual CEO/chair scenario. Instead of having an ingrained quid pro quo situation whereby a company has a single leader overseeing both management and the boardroom, Taft-Hartley fiduciaries believe that it is the board’s implicit duty to assume an impartial and objective role in overseeing the executive team’s overall performance. Shareholder interests are placed in jeopardy if the CEO of a company is required to report to a board that she/he also chairs.

Inherent in the chair’s job description is the duty to assess the CEO’s performance. This objectivity is obviously compromised when a chair is in charge of evaluating her/his own performance or has a past or present affiliation with management. Moreover, the unification of chair and CEO poses a direct threat to the smooth functioning of the entire board process since it is the ultimate responsibility of the chair to set the agenda, facilitate discussion, and make sure that directors are given complete access to information in order to make informed decisions.

Taft-Hartley Advisory Services Recommendation:

•	Generally vote against or withhold votes from any non-independent director who serves as board chair.

•	Generally vote against or withhold votes from a CEO who is also serving in the role of chair at the same company.

•	Generally support shareholder proposals calling for the separation of the CEO and chair positions.

•	Generally support shareholder proposals calling for a non-executive director to serve as chair who is not a former CEO or senior-level executive of the company.

Competence

Excessive Directorships

As new regulations mandate that directors be more engaged and vigilant in protecting shareholder interests or else risk civil and/or criminal sanctions, board members have to devote more time and effort to their oversight duties. Recent surveys of U.S. directors confirm a desire for limiting board memberships, to between three and five seats. In view of the increased demands placed on corporate board members, Taft-Hartley fiduciaries believe that directors who are overextended may be impairing their ability to serve as effective representatives of

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shareholders. Taft-Hartley Advisory Services will recommend a vote against or withhold from directors serving on an excessive number of other boards, which could compromise their primary duties of care and loyalty.

Taft-Hartley Advisory Services Recommendation: Generally vote against or withhold votes from directors serving on an excessive number of boards. As a general rule, vote against or withhold from director nominees who are:

•

CEOs of publicly-traded companies who serve on more than one public board besides their own. NOTE: Taft-Hartley Advisory Services will recommend a vote against or withhold from overboarded CEO directors only at their outside directorships[8] and not at the company in which they presently serve as CEO; or

•	Non-CEO directors who serve on more than four public company boards.

Accountability

Director Performance Evaluation

Many institutional investors believe long-term financial performance and the appropriateness of governance practices should be taken into consideration when determining vote recommendations with regard to directors in uncontested elections. When evaluating whether to vote against or withhold votes from director nominees, Taft-Hartley Advisory Services will evaluate underperforming companies that exhibit sustained poor performance as measured by total returns to shareholders over a one-, three-, and five-year period.

Taft-Hartley Advisory Services views deficient oversight mechanisms and the lack of board accountability to shareholders especially in the context of sustained poor performance, as problematic. As part of the framework for assessing director performance, Taft-Hartley Advisory Services will also evaluate board accountability and oversight at companies that demonstrate sustained underperformance. A governance structure that discourages director accountability may lead to board and management entrenchment. For example, the existence of several anti-takeover provisions* has the cumulative effect of deterring legitimate tender offers, mergers, and corporate transactions that may have ultimately proved beneficial to shareholders. When a company maintains entrenchment devices, shareholders of poorly performing companies are left with few effective routes to beneficial change.

Taft-Hartley Advisory Services will assess the company’s response to the ongoing performance issues, and consider recent board and management changes, board independence, overall governance practices, and other factors that may have an impact on shareholders. If a company exhibits sustained poor performance coupled with a lack of board accountability and oversight, Taft-Hartley Advisory Services’ evaluation may also consider the company’s operational metrics and other factors as warranted.

*Problematic provisions include but are not limited to:

•	A classified board structure;

•	A supermajority vote requirement;

•	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;

•	The inability for shareholders to call special meetings;

•	The inability for shareholders to act by written consent;

•	A multi-class structure; and/or

•	A non-shareholder approved poison pill.

[8]

Although all of a CEO’s subsidiary boards with publicly-traded common stock will be counted as separate boards, Taft-Hartley Advisory Services will not recommend a withhold/against vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but will do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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Taft-Hartley Advisory Services Recommendation: Vote against or withhold votes from all director nominees if the board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Sustained poor performance for companies outside the Russell 3000 universe is defined as underperforming peers or index on the basis of one-, three-, and five-year total shareholder returns.

Classified Boards ~ Annual Elections

The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. Annually elected boards provide the best governance system for accountability to shareholders. A classified board is a board that is divided into separate classes, with directors serving overlapping terms. A company with a classified board usually divides the board into three classes. Under this system, only one class of nominees comes up to shareholder vote at the AGM each year.

As a consequence of these staggered terms, shareholders only have the opportunity to vote on a single director approximately once every three years. A classified board makes it difficult to change control of the board through a proxy contest since it would normally take two years to gain control of a majority of board seats. Under a classified board, the possibility of management entrenchment greatly increases. Classified boards can reduce director accountability by shielding directors, at least for a certain period of time, from the consequences of their actions. Continuing directors who are responsible for a problematic governance issue at the board/committee level would avoid shareholders’ reactions to their actions because they would not be up for election in that year. Ultimately, in these cases, the full board should be responsible for the actions of its directors.

Many in management believe that staggered boards provide continuity. Some shareholders believe that in certain cases a staggered board can provide consistency and continuity in regard to decision-making and commitment that may be important to the long-term financial future of the company. Nevertheless, empirical evidence strongly suggests that staggered boards are generally not in the shareholders’ best interest. In addition to shielding directors from being held accountable by shareholders on an annual basis, a classified board can entrench management and effectively preclude most takeover bids or proxy contests.

Taft-Hartley Advisory Services Recommendation:

•	Vote against management or shareholder proposals seeking to classify the board when the issue comes up for vote.

•	Vote for management or shareholder proposals to repeal a company’s classified board structure.

•

If the company has a classified board and a continuing director is responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote, in addition to potential future withhold/against votes on that director, Taft-Hartley Advisory Services may vote against or withhold votes from any or all of the nominees up for election, with the exception of new nominees[3].

Shareholder Rights Plan (i.e. Poison Pills)

Institutional investors view shareholder rights plans, or poison pills, as among the most onerous of takeover defenses that may serve to entrench management and have a detrimental impact on their long-term share value. While recognizing that boards have a fiduciary duty to use all available means to protect shareholders’ interests, as a best governance principle, boards should seek shareholder ratification of a poison pill (or an amendment thereof) within a reasonable period, to ensure that the features of the poison pill support the interests of shareholders and do not merely serve as a management entrenchment device. Boards that fail to do so should be held accountable for ultimately disregarding shareholders’ interests. In applying this principle to voting in uncontested director elections, Taft-Hartley Advisory Services considers the term of the pill an important factor, as shorter-term pills are generally less onerous as a takeover defense when compared to longer term pills, and may in

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some cases provide the board with a valuable tool to maximize shareholder value in the event of an opportunistic offer.

Taft-Hartley Advisory Services Recommendation:

Generally vote against or withhold votes from all nominees (except new nominees3, who should be considered on a case-by-case basis) if:

•	The company has a poison pill (with a term of over one year) that was not approved by shareholders[9];

•	The board makes a material adverse change to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval; or

•	The company has a poison pill with a deadhand or slowhand feature[10].

Vote case-by-case on nominees if the board adopts an initial short-term pill10 (with a term of one year or less) without shareholder approval, taking into consideration:

•	The disclosed rationale for the adoption;

•	The trigger;

•	The company’s market capitalization (including absolute level and sudden changes);

•	A commitment to put any renewal to a shareholder vote; and

•	Other factors as relevant.

Responsiveness

Failure to Act on Shareholder Proposals Receiving Majority Support

Majority-supported proposals represent a request for action (usually the removal of an anti-takeover mechanism) by shareholder proponents. Because they are non-binding or precatory in nature, boards may easily disregard them, forcing proponents to either repeat their submissions, take alternative actions, or withdraw their offer altogether.

Taft-Hartley Advisory Services Recommendation: Generally vote against or withhold from all director nominees at a company that has ignored a shareholder proposal that was approved by a majority of the votes cast at the last annual meeting.

Other Board-Related Proposals

Director Diversity

Gender and ethnic diversity are important components on a company’s board. Diversity brings different perspectives to a board that in turn leads to a more varied approach to board issues. Taft-Hartley fiduciaries generally believe that increasing diversity in the boardroom would better reflect a company’s workforce, customers, and community and enhance shareholder value.

[9]	Approval prior to, or in connection, with a company’s becoming publicly-traded, or in connection with a de-SPAC transaction, is insufficient.
[10]

If a short-term pill with a deadhand or slowhand feature is enacted but expires before the next shareholder vote, Taft-Hartley Advisory Services will generally still recommend withhold/against nominees at the next shareholder meeting following its adoption.

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Taft-Hartley Advisory Services Recommendation:

•	Support proposals asking the board to make greater efforts to search for qualified female and minority candidates for nomination to the board of directors.

•	Support endorsement of a policy of board inclusiveness.

•	Support reporting to shareholders on a company’s efforts to increase diversity on their boards.

Stock Ownership Requirements

Corporate directors should own some amount of stock of the companies on which they serve as board members. Stock ownership is a simple method to align the interests of directors with company shareholders. Nevertheless, many highly qualified individuals such as academics and clergy who can offer valuable perspectives in boardrooms may be unable to purchase individual shares of stock. In such a circumstance, the preferred solution is to look at the board nominees individually and take stock ownership into consideration when voting on the merits of each candidate.

Taft-Hartley Advisory Services Recommendation: Vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director nominee or to remain on the board.

Board and Committee Size

While there is no hard and fast rule among institutional investors as to what may be an optimal board size, there is an acceptable range that companies should strive to meet and not exceed. A board that is too large may function inefficiently. Conversely, a board that is too small may allow the CEO to exert disproportionate influence or may stretch the time requirements of individual directors too thin.

Proposals seeking to set board size will be evaluated on a case-by-case basis. Given that the preponderance of boards in the U.S. range between five and fifteen directors, many institutional investors believe this benchmark is a useful standard for evaluating such proposals.

Taft-Hartley Advisory Services Recommendation:

•	Generally vote against any proposal seeking to amend the company’s board size to fewer than five seats.

•	Generally vote against any proposal seeking to amend the company’s board size to more than fifteen seats;

•	Evaluate board size on a case-by-case basis and consider withhold or against votes or other action at companies that have fewer than five directors and more than 15 directors on their board.

Limit Term of Office

Those who support term limits argue that this requirement would bring new ideas and approaches on to a board. While term of office limitations can rid the board of non-performing directors over time, it can also unfairly force experienced and effective directors off the board. When evaluating shareholder proposals on director term limits, consider whether the company’s performance has been poor and whether problematic or entrenching governance provisions are in place at the company. Additionally, consider board independence, including whether the board chair is independent.

Taft-Hartley Advisory Services Recommendation: Generally vote against shareholder proposals to limit the tenure of outside directors.

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Cumulative Voting

Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a cumulative voting scheme, the shareholder is permitted to have one vote per share for each director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the director candidates. Thus, under a cumulative voting scheme, shareholders have the opportunity to elect a minority representative to a board by cumulating their votes, thereby ensuring minority representation for all sizes of shareholders.

For example, if there is a company with a ten-member board and 500 shares outstanding-the total number of votes that may be cast is 5,000. In this case a shareholder with 51 shares (10.2 percent of the outstanding shares) would be guaranteed one board seat because all votes may be cast for one candidate. Without cumulative voting, anyone controlling 51 percent of shares would control the election of all ten directors.

With the advent and prevalence of majority voting for director elections, shareholders now have greater flexibility in supporting candidates for a company’s board of directors. Cumulative voting and majority voting are two different voting mechanisms designed to achieve two different outcomes. While cumulative voting promotes the interests of minority shareholders by allowing them to get some representation on the board, majority voting promotes a democratic election of directors for all shareholders and ensures board accountability in uncontested elections. Though different in philosophic view, cumulative voting and majority voting can work together operationally, with companies electing to use majority voting for uncontested elections and cumulative voting for contested elections to increase accountability and ensure minority representation on the board.

In contested elections, similar to cumulative voting, proxy access allows shareholder access to the ballot without a veto from the nominating committee, but unlike cumulative voting, it also requires majority support to elect such directors.

At controlled companies, where majority insider control would preclude minority shareholders from having any representation on the board, cumulative voting would allow such representation and shareholder proposals for cumulative voting would be supported.

Taft-Hartley Advisory Services Recommendation:

•	Generally vote against proposals to eliminate cumulative voting;

•	Generally vote for proposals to restore or provide for cumulative voting unless:

•	The company has proxy access thereby allowing shareholders to nominate directors to the company’s ballot; and

•

The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

•	Vote for proposals for cumulative voting at controlled companies (where insider voting power exceeds 50%).

Majority Threshold Voting Requirement for Director Elections

Shareholders have expressed strong support for precatory resolutions on majority threshold voting since 2005, with a number of proposals receiving majority support from shareholders. Taft-Hartley fiduciaries believe shareholders should have a greater voice in regard to the election of directors and view majority threshold voting as a viable alternative to the current deficiencies of the plurality system in the U.S.

Taft-Hartley Advisory Services Recommendation:

•

Generally support reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors

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(including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g. in contested elections).

•

Taft-Hartley Advisory Services may recommend a vote against or withhold votes from members of the board at companies without the carve-out for plurality voting in contested elections, as the use of a majority vote standard can act as an anti-takeover defense in contested elections. (e.g. although the dissident nominees may have received more shares cast, as long as the combination of withhold/against votes and the votes for the management nominees keep the dissident nominees under 50%, the management nominees will win, due to the holdover rules). This clearly contradicts the expressed will of shareholders.

•

In addition to supporting proposals seeking a majority vote standard in director elections, Taft-Hartley Advisory Services also support a post-election “director resignation policy” that addresses the situation of holdover directors to accommodate both shareholder proposals and the need for stability and continuity of the board.

Proxy Access

The current director election process as it exists leaves much to be desired. Companies currently nominate for election only one candidate for each board seat. Shareholders who oppose a candidate have no easy way to do so unless they are willing to undertake the considerable expense of running an independent candidate for the board. The only way for shareholders to register dissent about a certain director candidate is to vote against or “withhold” support from that nominee. But because directors are still largely elected by a plurality (those nominees receiving the most votes win board seats) at a large proportion of firms in the U.S., nominees running unopposed are typically reelected despite shareholder opposition.

Many investors view proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. Taft-Hartley Advisory Services is generally supportive of reasonably crafted shareholder proposals advocating for the ability of long-term shareholders to cost-effectively nominate director candidates that represent their interests on management’s proxy card. Shareholder proposals that have the potential to result in abuse of the proxy access right by way of facilitating hostile takeovers will generally not be supported.

Taft-Hartley Advisory Services Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

•	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;

•	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;

•	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;

•	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access.

Generally vote against proposals that are more restrictive than these guidelines.

CEO Succession Planning

Taft-Hartley Advisory Services Recommendation: Vote for proposals seeking disclosure on a CEO succession planning policy.

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Establish an Office of the Board

Taft-Hartley Advisory Services Recommendation: Generally vote for shareholders proposals requesting that the board establish an Office of the Board of Directors in order to facilitate direct communication between shareholders and non-management directors, unless the company has effectively demonstrated via public disclosure that it already has an established structure in place.

Director and Officer Liability Protection and Exculpation

Management proposals typically seek shareholder approval to adopt an amendment to the company’s charter to eliminate or limit the personal liability of directors to the company and its shareholders for monetary damages for any breach of fiduciary duty to the fullest extent permitted by state law. Charter amendments may also include limited liability wherein a person’s financial liability is limited to a fixed sum, or personal financial assets are not at risk if the individual loses a lawsuit that results in financial award/damages to the plaintiff. In contrast, shareholder proposals seek to provide for personal monetary liability for fiduciary breaches arising from gross negligence.

Taft-Hartley Advisory Services may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors but will likely oppose management proposals and support shareholder proposals in order to promote greater accountability.

Taft-Hartley Advisory Services Recommendation: Vote against proposals to limit or eliminate entirely director and officer liability in regard to: (i) breach of the director’s fiduciary “duty of loyalty” and “duty of care” to shareholders; (ii) acts or omissions not made in “good faith” or involving intentional misconduct or knowledge of violations under the law; (iii) acts involving the unlawful purchases or redemptions of stock; (iv) payment of unlawful dividends; or (v) use of the position as director for receipt of improper personal benefits.

Director and Officer Indemnification

Indemnification is the payment by a company of the expenses of directors who become involved in litigation as a result of their service to a company. Proposals to indemnify a company’s directors differ from those to eliminate or reduce their liability because with indemnification directors may still be liable for an act or omission, but the company will bear the expense. Taft-Hartley fiduciaries may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but should generally oppose indemnification when it is being proposed to insulate directors from actions that have already occurred.

Taft-Hartley Advisory Services Recommendation:

•

Vote against indemnification proposals that would expand individual coverage beyond ordinary legal expenses to also cover specific acts of negligence that are more serious violations of fiduciary obligation than mere carelessness.

•

Vote against proposals that would expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company’s board (i.e., “permissive indemnification”) but that previously the company was not required to indemnify.

•

Vote for only those proposals which provide expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the individual was found to have acted in good faith and in a manner that the individual reasonably believed was in the best interests of the company; and (2) only if the individual’s legal expenses would be covered.

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Proxy Contests/Proxy Access — Voting for Director Nominees in Contested Elections

Contested elections of directors frequently occur when a board candidate or “dissident slate” seeks election for the purpose of achieving a significant change in corporate policy or control of seats on the board. Competing slates will be evaluated on a case-by-case basis with a number of considerations in mind. These include, but are not limited to, the following: personal qualifications of each candidate; the economic impact of the policies advanced by the dissident slate of nominees; and their expressed and demonstrated commitment to the interests of the shareholders of the company.

Taft-Hartley Advisory Services Recommendation: Votes in a contested election of directors are evaluated on a case-by-case basis with the following seven factors in consideration:

•	Long-term financial performance of the company relative to its industry;

•	Management’s track record;

•	Background to the contested election;

•	Nominee qualifications and any compensatory arrangements;

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates); and

•	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).

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2.	Compensation

The housing market collapse and resulting credit crisis resulted in significant erosion of shareholder value, unprecedented levels of market volatility, and a lack of confidence among financial market participants. Many Taft-Hartley trustees have questioned the role of executive compensation in incentivizing inappropriate or excessive risk-taking behavior by executives that could threaten a corporation‘s long-term viability. Further, generous severance packages and other payments to departing executives of failed institutions have heightened attention on the issue of pay for performance.

Trustees of Taft-Hartley funds, which have lost significant value in their investments as a result of the financial crisis, have little patience for “pay for failure” and continue to press for the adoption of executive compensation practices aimed at creating and sustaining long-term shareholder value.

Companies have long argued that legally binding executive compensation obligations cannot be modified. The

Capital Purchase Program implemented under the Emergency Economic Stabilization Act of 2008, the “bail out” program for the U.S. financial system, set the tone for executive compensation reform and requires participating firms to accept certain limits and requirements on executive compensation, regardless of existing contractual arrangements. A number of firms agreed to these requirements.

Evolving disclosure requirements have opened a wider window into compensation practices and processes, giving shareholders more opportunity and responsibility to ensure that pay is designed to create and sustain shareholder value. Companies in the U.S. are now required to evaluate and discuss potential risks arising from misguided or misaligned compensation programs. The Dodd-Frank Wall Street Reform and Consumer Protection Act requires advisory shareholder votes on executive compensation (management “Say on Pay”), an advisory vote on the frequency of Say on Pay, as well as a shareholder advisory vote on golden parachute compensation. The advent of “Say on Pay” votes for shareholders in the U.S. has provided a new communication mechanism and impetus for constructive engagement between shareholders and managers/directors on pay issues.

Evaluation of Executive Pay

Taft-Hartley Advisory Services believes that executive pay programs should be fair, competitive, reasonable, and appropriate, and that pay for performance should be a central tenet in executive compensation philosophy. When evaluating executive and director pay programs and practices, Taft-Hartley Advisory Services looks for the following best practice considerations in the design and administration of executive compensation programs:

•

Appropriate pay-for-performance alignment with emphasis on long-term shareholder value: executive pay practices must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. Evaluating appropriate alignment of pay incentives with shareholder value creation includes taking into consideration, among other factors, the link between pay and performance, the mix between fixed and variable pay, performance goals, and equity-based plan costs.

•	Avoiding arrangements that risk “pay for failure”: this includes assessing the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation.

•

Independent and effective compensation committee: oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed) should be promoted.

•

Clear, comprehensive compensation disclosures: shareholders expect companies to provide informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly.

•

Avoiding inappropriate pay to non-executive directors: compensation to outside directors should not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance.

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Examples of best pay practices include:

•

Employment contracts: Companies should enter into employment contracts under limited circumstances for a short time period (e.g., new executive hires for a three-year contract) for limited executives. The contracts should not have automatic renewal feature and should have a specified termination date.

•

Severance agreements: Severance provisions should not be so appealing that they become an incentive for the executive to be terminated. The severance formula should be reasonable and not overly generous to the executive (e.g., use a reasonable severance multiple; use pro-rated target/average historical bonus and not maximum bonus). Failure to renew employment contract, termination under questionable events or for poor performance should not constitute “good reason” for termination with severance payments.

•

Change-in-control payments: Change-in-control payments should be “double-triggered” – i.e. payouts should only be made when there is a significant change in company ownership structure, and when there is a loss of employment or substantial change in job duties associated with the change in company ownership structure. Change-in-control provisions should exclude excise tax gross-ups and should not authorize the acceleration of vesting of equity awards upon a change in control unless provided under a double-trigger scenario. Similarly, change in control provisions in equity plans should be double-triggered. A change in control event should not result in an acceleration of vesting of all unvested stock options or lapsing of vesting/performance requirements on restricted stock/performance shares, unless there is a loss of employment or substantial change in job duties.

•

Supplemental executive retirement plans (SERPs): SERPs should not include sweeteners that can increase the payout value significantly or even exponentially, such as additional years of service credited for pension calculations, or inclusion of variable pay (e.g. bonuses and equity awards) into the formula. Pension formulas should not include extraordinary annual bonuses paid close to the time of retirement and should be based on an average, not the maximum, level of compensation earned.

•	Deferred compensation: Above-market returns or guaranteed minimum returns should not be applied on deferred compensation.

•

Disclosure practices: The Compensation, Discussion and Analysis should be written in plain English, with as little “legalese” as possible and formatted using section headers, bulleted lists, tables and charts where possible to ease reader comprehension. Ultimately, the document should provide detail and rationale regarding compensation, strategy, pay mix, goals/metrics, challenges, competition and pay for performance linkage, etc. in a narrative fashion.

•

Responsible use of company stock: Companies should adopt policies that prohibit executives from speculating in company’s stock or using company stock in hedging activities, such as “cashless” collars, forward sales, equity swaps or other similar arrangements. Such behavior undermines the ultimate alignment with long-term shareholders’ interests. In addition, the policy should prohibit or discourage the use of company stock as collateral for margin loans, to avoid any potential sudden stock sales (required upon margin calls) that could have a negative impact on the company’s stock price.

•

Long-term focus: Executive compensation programs should be designed to support companies’ long-term strategic goals. A short-term focus on performance does not necessarily create sustainable shareholder value. Instead, long-term goals may be sacrificed to achieve short-term expectations to the detriment of shareholder value, as evidenced by the financial crisis.

•

Compensation programs embedding a long-term focus with respect to company goals better align with the long-term interests of shareholders. Granting stock options and restricted stock to executives that vest in five years does not necessarily provide a long-term focus, as executives can sell off the company shares once they vest. However, requiring senior executives to hold company stock until retirement or after retirement can encourage a long-term focus on company performance.

Pay-For-Performance Evaluation

Stock-based pay is often the main driver for excessive executive compensation, which could be fueled by poor plan design or administration. Therefore, it is important to closely examine any discrepancies between CEO pay and total shareholder returns over a sustained period of time in assessing equity-based compensation. Many investors do not consider standard stock options or time-vested restricted stock to be performance-based. If a company

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provides performance-based incentives to its executives, the company should provide complete disclosure of the performance measures and goals to allow shareholders to assess the rigor of the performance program. Complete and transparent disclosure enables shareholders to better comprehend the company’s pay for performance linkage.

When financial or operational measures are utilized in incentive awards, the achievements related to these measures should ultimately translate into superior shareholder returns in the long-term. The use of non-GAAP financial metrics makes it very challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently.

Pay-for-performance should be a central tenet in executive compensation philosophy. In evaluating the degree of alignment between the CEO’s pay with the company’s performance over a sustained period, Taft-Hartley Advisory Services conducts a pay-for-performance analysis.

With respect to companies in the Russell 3000 or Russell 3000E Indices11, this analysis considers the following:

1.	Peer Group[12] Alignment:

•	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.

•	The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.

•	The multiple of the CEO’s total pay relative to the peer group median in the most recent fiscal year.

2.

Absolute Alignment[13] – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

•	The ratio of performance- to time-based incentive awards;

•	The overall ratio of performance-based compensation;

•	The completeness of disclosure and rigor of performance goals;

•	The company’s peer group benchmarking practices;

•	Actual results of financial/operational metrics, both absolute and relative to peers;

•	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

•	Realizable pay[14] compared to grant pay; and

[11]	The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.
[12]

The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company’s selected peers’ GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market cap bucket that is reflective of the company’s. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.

[13]	Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.
[14]	Taft-Hartley Advisory Services research reports include realizable pay for S&P1500 companies.

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•	Any other factors deemed relevant.

Problematic Compensation Practices

Poor disclosure, the absence or non-transparency of disclosure and flawed compensation plan design can lead to excessive executive pay practices that are detrimental to shareholders.

Companies are expected to meet a minimum standard of tally sheet disclosure as to allow shareholders to readily assess the total executive pay package, understand the actual linkage between pay and performance, and mitigate misinformation to shareholders. The SEC has issued rules on executive and director compensation that require expansive disclosure and a total compensation figure for each of the named executive officers. Poorly designed executive compensation plans or those lacking in transparency can be reflective of a poorly performing compensation committee.

Executive compensation will continue to be in the spotlight in the ensuing years, particularly when shareholders are expected to have access to more complete information.

Problematic pay elements are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. The focus is on executive compensation practices that contravene best practice compensation considerations, including:

•	Problematic practices related to non-performance-based compensation elements;

•	Incentives that may motivate excessive risk-taking or present a windfall risk; and

•	Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.

While not exhaustive, the following list represents certain adverse practices that carry significant weight in this overall consideration, and may lead to negative vote recommendations:

•	Egregious employment contracts:

•	Contracts containing multi-year guarantees for salary increases, non-performance based bonuses, and equity compensation;

•	New CEO with overly generous new-hire package:

•	Excessive “make whole” provisions without sufficient rationale;

•	Any of the problematic pay practices listed in this policy;

•	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure:

•	Includes performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance;

•	Egregious pension/SERP (supplemental executive retirement plan) payouts:

•	Inclusion of additional years of service not worked that result in significant benefits provided in new arrangements;

•	Inclusion of performance-based equity or other long-term awards in the pension calculation;

•	Excessive Perquisites:

•	Perquisites for former and/or retired executives, such as lifetime benefits, car allowances, personal use of corporate aircraft, or other inappropriate arrangements;

•	Extraordinary relocation benefits (including home buyouts);

•	Excessive amounts of perquisites compensation;

•	Excessive severance and/or change in control provisions:

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•	Change in control cash payments exceeding 3 times base salary plus target/average/last paid bonus;

•

Arrangements that provide for change-in-control payments without loss of job or substantial diminution of job duties (single-triggered or modified single-triggered—where an executive may voluntarily leave for any reason and still receive the change-in-control severance package) or in connection with a problematic Good Reason definition;

•	Employment or severance agreements that provide for excise tax gross-ups. Modified gross-ups would be treated in the same manner as full gross-ups;

•	Excessive payments upon an executive’s termination in connection with performance failure;

•	Severance payments made when the termination is not clearly disclosed as involuntary (for example, a termination without cause or resignation for good reason); and

•	Liberal change in control definition in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring;

•

Tax Reimbursements/Gross-ups: income tax reimbursements on executive perquisites or other payments (e.g., related to personal use of corporate aircraft, executive life insurance, bonus, restricted stock vesting, secular trusts, etc.; see also excise tax gross-ups above);

•	Dividends or dividend equivalents paid on unvested performance shares or units;

•	Executives using company stock in hedging activities, such as “cashless” collars, forward sales, equity swaps, or other similar arrangements;

•	Internal pay disparity: Excessive differential between CEO total pay and that of next highest-paid named executive officer (NEO);

•

Repricing or replacing of underwater stock options/stock appreciation rights (SARs) without prior shareholder approval (including cash buyouts, option exchanges, and certain voluntary surrender of underwater options where shares surrendered may subsequently be re-granted);

•	Options backdating;

•

Insufficient executive compensation disclosure by externally- managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible; and

•	Other pay practices that may be deemed problematic in a given circumstance but are not covered in the above categories.

Incentives that may Motivate Excessive Risk-Taking

Assess company policies and disclosure related to compensation that could incentivize excessive risk-taking, for example:

•	Guaranteed bonuses or other abnormally large bonus payouts without justifiable performance linkage or appropriate disclosure;

•	Mega annual equity grants that provide unlimited upside with no downside risk;

•	A single performance metric used for short- and long-term plans;

•	High pay opportunities relative to industry peers;

•	Disproportionate supplemental pensions; or

•	Lucrative severance packages.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions, robust stock ownership/holding guidelines, and substantive bonus deferral/escrowing programs.

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Options Backdating

Options backdating has serious implications and has resulted in financial restatements, delisting of companies, and/or the termination of executives or directors. Taft-Hartley Advisory Services will adopt a case-by-case approach to differentiate companies that had sloppy administration vs. deliberate action or fraud, as well as those companies which have since taken corrective action. Instances in which companies have committed fraud are considered most egregious, and Taft-Hartley Advisory Services will look to them to adopt formal policies to ensure that such practices will not re-occur in the future.

Taft-Hartley Advisory Services will consider several factors, including, but not limited to, the following:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Duration of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants; and

•	Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

Compensation Committee Communications and Responsiveness

Consider the following factors when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

•	Failure to adequately respond to the company’s previous say-on-pay proposal that received a low level of shareholder support, taking into account:

•	The company’s response, including:

•

Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support (including the timing and frequency of engagements and whether independent directors participated);

•	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;

•	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

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Advisory Votes on Executive Compensation – Management Say-on-Pay Proposals

The Dodd-Frank Act Wall Street Reform and Consumer Protection Act of 2010 mandates advisory votes on executive compensation (aka management “say on pay” or MSOP) for a proxy or consent or authorization for an annual or other meeting of the shareholders that includes required SEC compensation disclosures. This non-binding shareholder vote on compensation must be included in a proxy or consent or authorization at least once every 3 years.

In general, the management say on pay (MSOP) ballot item is the primary focus of voting on executive pay practices – dissatisfaction with compensation practices can be expressed by voting against MSOP rather than voting against or withhold from the compensation committee. However, if there is no MSOP on the ballot, then the negative vote will apply to members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior MSOP proposal, then Taft-Hartley fiduciaries should vote against or withhold votes from compensation committee members (or, if the full board is deemed accountable, all directors). If the negative factors involve equity-based compensation, then a vote against an equity-based plan proposal presented for shareholder approval may be warranted.

Taft-Hartley Advisory Services Recommendation:

•	Evaluate executive pay and practices, as well as certain aspects of outside director compensation on a case-by- case basis.

•	Vote against management say on pay (MSOP) proposals if:

•	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);

•	The company maintains problematic pay practices;

•	The board exhibits poor communication and responsiveness to shareholders; or

•	The board has failed to demonstrate good stewardship of investors’ interests regarding executive compensation practices.

•	Vote against or withhold from the members of the compensation committee and potentially the full board if:

•

There is no MSOP on the ballot, and an against vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

•	The board fails to respond adequately to a previous MSOP proposal that received low levels of shareholder support;

•	The company has practiced or approved problematic pay practices, including option repricing or option backdating; or

•	The situation is egregious.

•	Vote against an equity plan on the ballot if:

•	A pay for performance misalignment exists, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:

•	Magnitude of pay misalignment;

•	Contribution of non-performance-based equity grants to overall pay; and

•	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

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Frequency of Advisory Vote on Executive Compensation – Management Say on Pay

The Dodd-Frank Act, in addition to requiring advisory votes on compensation (aka management “say on pay” or MSOP), requires that each proxy for the first annual or other meeting of the shareholders (that includes required SEC compensation disclosures) occurring after Jan. 21, 2011, include an advisory voting item to determine whether, going forward, the “say on pay” vote by shareholders to approve compensation should occur every one, two, or three years.

Taft-Hartley Advisory Services will recommend a vote for annual advisory votes on compensation. The MSOP is at its essence a communication vehicle, and communication is most useful when it is received in a consistent and timely manner. Support for an annual MSOP vote is merited for many of the same reasons Taft-Hartley Advisory Services supports annual director elections rather than a classified board structure: because this provides the highest level of accountability and direct communication by enabling the MSOP vote to correspond to the majority of the information presented in the accompanying proxy statement for the applicable shareholders’ meeting. Having MSOP votes every two or three years, covering all actions occurring between the votes, would make it difficult to create the meaningful and coherent communication that the votes are intended to provide. Under triennial elections, for example, a company would not know whether the shareholder vote references the compensation year being discussed or a previous year, making it more difficult to understand the implications of the vote.

Taft-Hartley Advisory Services Recommendation: Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Advisory Vote on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

This is a proxy item regarding specific advisory votes on “golden parachute” arrangements for Named Executive Officers (NEOs) that is required under The Dodd-Frank Wall Street Reform and Consumer Protection Act. Taft-Hartley Advisory Services places particular emphasis on severance packages that provide inappropriate windfalls and cover certain executive tax liabilities.

Taft-Hartley Advisory Services Recommendation: Vote case-by-case on proposals to approve the company’s golden parachute compensation, consistent with Taft-Hartley Advisory Services’ policies on problematic pay practices related to severance packages. Features that may lead to a vote against include:

•	Agreements that include excise tax gross-up provisions;

•	Single- or modified-single-trigger cash severance;

•	Single trigger acceleration of unvested equity, including acceleration of performance-based equity despite the failure to achieve performance measures;

•	Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);

•	Potentially excessive severance payments;

•	Recent amendments or actions that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; and

•

The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote. Such a construction is problematic from a corporate governance perspective.

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In cases where the golden parachute vote is incorporated into a company’s separate advisory vote on compensation (“management “say on pay”), Taft-Hartley Advisory Services will evaluate the say on pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity Pay Plans

The theory that stock awards including stock options are beneficial to shareholders because they motivate management and align the interests of investors with those of executives is no longer held sacrosanct. Indeed, a number of academic studies have found that there is limited correlation between executive stock ownership and company performance. Misused stock options can give executives an incentive to inflate their company’s earnings, take excessive risks, and make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan.

Therefore, it is vital for shareholders to fully analyze all equity plans that appear on ballot.

Taft-Hartley Advisory Services Recommendation: In general, Taft-Hartley Advisory Services evaluates executive and director compensation plans on a case-by-case basis. When evaluating equity-based compensation items on ballot, the following elements will be considered:

•	Dilution: Vote against plans in which the potential voting power dilution (VPD) of all shares outstanding exceeds ten percent.

•

Full Market Value: Awards must be granted at 100 percent of fair market value on the date of grant. However, in instances when a plan is open to broad-based employee participation and excludes the five most highly compensated employees, Taft-Hartley Advisory Services accept a 15 percent discount.

•

Burn Rate: Vote against plans where the company’s value-adjusted burn rate exceeds the greater of: (1) an industry-specific threshold based on three-year burn rates within the company’s GICS group segmented by S&P 500, Russell 3000 index (less the S&P 500) and non-Russell 3000 index; and (2) a de minimis threshold established separately for each of the S&P 500, the Russell 3000 index less the S&P 500, and the non-Russell 3000 index.

•

Liberal Definition of Change-in-Control: Vote against equity plans if the plan provides for the accelerated vesting of equity awards even though an actual change in control may not occur. Examples of such a definition could include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

•	Problematic Pay Practices: Vote against equity plans if the plan is a vehicle for problematic pay practices (e.g. if the plan allows for change-in-control payouts that are single triggered).

•	Executive Concentration Ratio: Vote against plans where the annual grant rate to the top five executives

•	(“named officers”) exceeds one percent of shares outstanding.

•	Pay-For-Performance: Vote against plans where there is a misalignment between CEO pay and the company’s performance, or if performance criteria are not disclosed.

•	Evergreen Features: Vote against plans that reserve a specified percentage of outstanding shares for award each year instead of having a termination date.

•	Repricing: Vote against plans if the company’s policy permits repricing of “underwater” options or if the company has a history of repricing past options.

•	Loans: Vote against the plan if the plan administrator may provide loans to officers to assist in exercising the awards.

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Stock Option Plans

Compensation to executive and other senior level employees should be strongly correlated to sustained performance. Stock options, restricted stock and other forms of non-cash compensation should be performance-based with an eye toward improving long-term corporate value. Well-designed stock option plans can align the interests of executives and shareholders by providing that executives benefit when stock prices rise so that the employees of the company, along with shareholders, prosper together. Likewise, option plans should not allow for the benefits of share price gains without the risk of share price declines. Poorly designed stock option plans can encourage excessive risk-taking behavior and incentivize executives to pursue corporate strategies that promote short-term stock price to the ultimate detriment of long-term shareholder value.

Many plans sponsored by management provide goals so easily attained that executives can realize massive rewards even though shareholder value is not created. Taft-Hartley Advisory Services supports option plans when they provide legitimately challenging performance targets that serve to truly motivate executives in the pursuit of sustained superior performance. Moreover, equity pay plans should be designed in a fashion that ensures executive compensation is veritably performance driven and “at risk” such that executives are penalized (by either reducing or withholding compensation) for failure to meet pre-determined performance hurdles. Taft-Hartley Advisory Services will oppose those plans that offer unreasonable benefits to executives that are not generally available to other shareholders or employees.

Voting Power Dilution (VPD) Calculation

Voting power dilution, or VPD, measures the amount of voting power represented by the number of shares reserved over the life of the plan. Industry norm dictates that ten percent dilution over the life of a ten-year plan is reasonable for most mature companies. Restricted stock plans or stand-alone stock bonus plans that are not coupled with stock option plans can be held to a lower dilution cap.

Voting power dilution may be calculated using the following formula:

A:	Shares reserved for this amendment or plan

B:	Shares available under this plan and/or continuing plans prior to proposed amendment

C:	Shares granted but unexercised under this plan and/or continuing plans

D:	All outstanding shares plus any convertible equity, outstanding warrants, or debt

The formula can be applied as follows:	A + B + C
A + B + C + D

Fair Market Value, Dilution and Repricing

Consideration will be made as to whether the proposed plan is being offered at fair market value or at a discount; whether the plan excessively dilutes the earnings per share of the outstanding shares; and whether the plan gives management the ability to replace or reprice “underwater” options. Repricing is an amendment to a previously granted stock option contract that reduces the option exercise price. Options are “underwater” when their current price is below the current option contract price. Options can also be repriced through cancellations and re-grants. The typical new grant would have a ten-year term, new vesting restrictions, and a lower exercise price reflecting the current lower market price.

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Burn Rate

The annual burn rate is a measure of dilution that illustrates how rapidly a company is deploying shares reserved for equity compensation plans. A “Value-Adjusted Burn Rate” is used for stock plan evaluations. Taft-Hartley Advisory Services will generally oppose plans whose Value-Adjusted Burn Rates exceed the greater of: (1) an industry-specific threshold based on three-year burn rates within the company’s GICS group segmented by S&P 500, Russell 3000 index (less the S&P 500) and non-Russell 3000 index; and (2) a de minimis threshold established separately for each of the S&P 500, the Russell 3000 index less the S&P 500, and the non-Russell 3000 index. Year-over-year burn-rate benchmark changes will be limited to a predetermined range above or below the prior year’s burn-rate benchmark.

The Value-Adjusted Burn Rate is calculated as follows:

Value-Adjusted Burn Rate = ((# of options * option’s dollar value using a Black-Scholes model) + (# of full-value awards * stock price)) / (Weighted average common shares * stock price).

Executive Concentration Ratio

In examining stock option awards, restricted stock and other forms of long-term incentives, it is important to consider internal pay equity; that is, the concentration and distribution of equity awards to a company’s top five executives (“named officers”) as a percentage of overall grants. Taft-Hartley Advisory Services will consider voting against equity compensation plans whose annual grant rate to top executives exceeds one percent of shares outstanding.

Evergreen Provisions

Taft-Hartley Advisory Services will oppose plans that reserve a specified percentage of outstanding shares for award each year (evergreen plans) instead of having a termination date. Such plans provide for an automatic increase in the shares available for grant with or without limits on an annual basis. Because they represent a transfer of shareholder value and have a dilutive impact on a regular basis, evergreen plans are expensive to shareholders. Evergreen features also minimize the frequency that companies seek shareholder approval in increasing the number of shares available under the plan.

Option Exchange Programs/Repricing Options

Taft-Hartley Advisory Services Recommendation: Vote for shareholder proposals to put option repricings to a shareholder vote.

Vote case-by-case on management proposals seeking approval to exchange/reprice options taking into consideration the following factors:

•	Historic trading patterns: the stock price should not be so volatile that the options are likely to be back “in-the- money” over the near term;

•	Rationale for the re-pricing: was the stock price decline beyond management’s control?

•	Option vesting: does the new option vest immediately or is there a black-out period?

•	Term of the option: the term should remain the same as that of the replaced option;

•	Exercise price: should be set at fair market or a premium to market;

•	Participants: the plan should be broad-based and executive officers and directors must be excluded;

•	Is this a value-for-value exchange?

•	Are surrendered stock options added back to the plan reserve?

•	Timing—repricing should occur at least one year out from any precipitous drop in company’s stock price.

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If the surrendered options are added back to the equity plans for re-issuance, then Taft-Hartley Advisory Services will also take into consideration the impact on the company’s equity plans and its three-year average burn rate.

In addition to the above considerations, Taft-Hartley Advisory Services will evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing and warrants additional scrutiny. Taft-Hartley Advisory Services does not view market deterioration, in and of itself, as an acceptable reason for companies to reprice stock options and/or reset goals under performance plans. Taft-Hartley Advisory Services also considers the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Restricted Stock

Taft-Hartley Advisory Services supports the use of performance-vesting restricted stock as long as the absolute amount of restricted stock being granted is a reasonable proportion of an executive’s overall compensation. The best way to align the interests of executives with shareholders is through direct stock holdings, coupled with at-risk variable compensation that is tied to explicit and challenging performance benchmarks. Performance-vesting restricted stock both adds to executive’s direct share holdings and incorporates at-risk features.

To reward performance and not job tenure, restricted stock vesting requirements should be performance-based rather than time lapsing. Such plans should explicitly define the performance criteria for awards to senior executives and may include a variety of corporate performance measures in addition to the use of stock price targets. In addition, executives should be required to hold their vested restricted stock as long as they remain employees of the company.

Employee Stock Purchase Plans (ESPPs) - Qualified Plans

Taft-Hartley Advisory Services Recommendation: Vote case-by-case on qualified employee stock purchase plans. Vote for plans if:

•	Purchase price is at least 85 percent of fair market value;

•	Offering period is 27 months or less; and

•	The number of shares allocated to the plan is five percent or less of the outstanding shares.

Employee Stock Purchase Plans (ESPPs) – Non-Qualified Plans

Taft-Hartley Advisory Services Recommendation: Vote case-by-case on nonqualified employee stock purchase plans. Vote for plans with:

•	Broad-based participation (i.e. all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution (a fixed dollar amount or a percentage of base salary);

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value; and

•	No discount on the stock price on the date of purchase when there is a company matching contribution.

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Employee Stock Ownership Plans (ESOPs)

An Employee Stock Ownership Plan (ESOP) is an employee benefit plan that makes the employees of a company also owners of stock in that company. Recent academic research of the performance of ESOPs in closely held companies found that ESOPs appear to increase overall sales, employment, and sales per employee over what would have been expected absent an ESOP. Studies have also found that companies with an ESOP are also more likely to still be in business several years later, and are more likely to have other retirement oriented benefit plans than comparable non-ESOP companies.

Taft-Hartley Advisory Services Recommendation: Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs except in cases when the number of shares allocated to the ESOP is deemed excessive (i.e. generally greater than five percent of outstanding shares).

OBRA-Related Compensation Proposals

Cash bonus plans can be an important part of an executive’s overall pay package, along with stock-based plans tied to long-term total shareholder returns. Section 162(m) of the IRS Code Section limits the deductibility of compensation in excess of $1 million to a named executive officer unless certain prescribed actions are taken including shareholder approval and the establishment of performance goals.

Taft-Hartley Advisory Services Recommendation:

•	Generally vote for proposals to approve or amend executive incentive bonus plans if the proposal:

•	Is only to include administrative features;

•	Places a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m);

•	Adds performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate; or

•

Covers cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

•	Vote against such proposals if:

•	The plan provides for awards to individual participants in excess of $2 million a year;

•	The compensation committee does not fully consist of independent directors as defined by Taft- Hartley Advisory Services’ definition of director independence; or

•	The plan contains excessive problematic provisions including lack of rigorous performance measures.

•	Vote case-by-case on such proposals with respect to equity incentive plans if:

•

In addition to seeking 162(m) tax treatment, the amendment may cause additional voting power dilution to shareholders (e.g., by requesting additional shares, extending the option term, or expanding the pool of plan participants);

•

A company is presenting the plan to shareholders for Section 162(m) favorable tax treatment for the first time after the company’s initial public offering (IPO). Perform a full equity plan analysis, including consideration of potential voting power dilution, burn rate (if applicable), repricing, and liberal change in control. Other factors such as pay-for-performance or problematic pay practices as related to Management Say-on-Pay may be considered if appropriate.

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Severance Agreements for Executives/Golden Parachutes

Golden parachutes are designed to protect the employees of a corporation in the event of a change-in-control. Under most golden parachute agreements, senior level management employees receive a lump sum payout triggered by a change-in-control at usually two to three times their current base salary. The SEC requires disclosure of all golden parachute arrangements in the proxy statement.

Taft-Hartley Advisory Services Recommendation

•	Vote case-by-case on management proposals to ratify or cancel golden parachutes taking into consideration the following factors:

•	Whether the triggering mechanism is beyond the control of management;

•	Whether the payout amount is based on an excessive severance multiple; and

•

Whether the change-in-control payments are double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

•

Vote case-by-case on shareholder proposals requiring that executive severance (including change-in- control related) arrangements or payments be submitted for shareholder ratification. Factors that will be considered include, but are not limited to:

•	The company’s severance or change-in-control agreements in place, and the presence of problematic features (such as excessive severance entitlements, single triggers, excise tax gross-ups, etc.);

•	Any existing limits on cash severance payouts or policies which require shareholder ratification of severance payments exceeding a certain level;

•	Any recent severance-related controversies; and

•	Whether the proposal is overly prescriptive, such as requiring shareholder approval of severance that does not exceed market norms.

Director Compensation

Shareholder Ratification of Director Pay Programs

Taft-Hartley Advisory Services Recommendation: Vote case-by-case on management proposals seeking ratification of non-employee director compensation, based on the following factors:

•	If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and

•	An assessment of the following qualitative factors:

•	The relative magnitude of director compensation as compared to companies of a similar profile;

•	The presence of problematic pay practices relating to director compensation;

•	Director stock ownership guidelines and holding requirements;

•	Equity award vesting schedules;

•	The balance of cash vs. equity compensation;

•	Meaningful limits on director compensation;

•	The availability of retirement benefits or perquisites; and

•	The quality of disclosure surrounding director compensation.

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Shareholder Proposals on Compensation

Disclosure of Executive and Director Pay

Taft-Hartley Advisory Services Recommendation: Generally vote for shareholder proposals that seek additional disclosure of executive and director pay information, including the preparation of a formal report on executive compensation practices and policies.

Limit Executive and Director Pay

Taft-Hartley Advisory Services Recommendation:

•	Generally vote for shareholder proposals that seek to eliminate outside directors’ retirement benefits.

•

Vote case-by-case on all other shareholder proposals that seek to limit executive and director pay. This includes shareholder proposals that seek to link executive compensation to customer, employee, or stakeholder satisfaction.

Executive Perks and Retirement/Death Benefits

Taft-Hartley Advisory Services supports enhanced disclosure and shareholder oversight of executive benefits and other in-kind retirement perquisites. For example, compensation devices like executive pensions (SERPs), deferred compensation plans, below-market-rate loans or guaranteed post-retirement consulting fees can amount to significant liabilities to shareholders and it is often difficult for investors to find adequate disclosure of their full terms. Taft-Hartley Advisory Services opposes any perquisite or benefit to executives that exceeds what is generally offered to other company employees. From a shareholder prospective, the cost of these executive entitlements would be better allocated to performance-based forms of executive compensation during their term in office.

Taft-Hartley Advisory Services Recommendation:

•

Generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

•

Generally vote for shareholder proposals calling companies to adopt a policy of discontinuing or obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive. This could come, for example, in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. However, this would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

Executive Holding Periods

Senior level executives should be required to hold a substantial portion of their equity compensation awards, including shares received from option exercises (e.g. 75% of their after-tax stock option proceeds), while they are employed at a company or even into retirement. Equity compensation awards are intended to align management interests with those of shareholders, and allowing executives to sell these shares while they are employees of the company undermines this purpose. Given the large size of a typical annual equity compensation award, holding requirements that are based on a multiple of cash compensation may be inadequate.

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Taft-Hartley Advisory Services Recommendation: Vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of the net shares acquired through compensation plans while employed or following the termination of their employment.

Pay for Superior Performance

Taft-Hartley Advisory Services Recommendation: Generally vote for shareholder proposals that request the board to establish a pay-for-superior performance standard in the company’s executive compensation programs for senior executives.

Performance-Based Options

Stock options are intended to align the interests of management with those of shareholders. However, stock option grants without performance-based elements can excessively compensate executives for stock increases due solely to a general stock market rise, rather than improved or superior company stock performance. When option grants reach the hundreds of thousands, a relatively small increase in the share price may permit executives to reap millions of dollars without providing material benefits to shareholders.

Taft-Hartley Advisory Services advocates for performance-based awards – such as premium-priced or indexed – which encourage executives to outperform peers, certain indices, or the broader market rather than being rewarded for any minimal rise in the share price, which can occur if there are not empirical performance measures incorporated into the structure of the options. Additionally, it should be noted that performance-accelerated vesting and premium priced options allow fixed plan accounting, whereas performance-vested and indexed options entail certain expensing requirements.

Taft-Hartley Advisory Services Recommendation: Generally vote for shareholder proposals that seek to provide for performance-based options such as indexed and/or premium priced options.

Tax Gross-up Proposals

Taft-Hartley Advisory Services Recommendation: Generally vote for proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Advisory Vote on Executive Compensation (Say-on-Pay) Shareholder Proposals

Taft-Hartley Advisory Services Recommendation: Generally, vote for shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Compensation Consultants - Disclosure of Board or Company’s Utilization

Taft-Hartley Advisory Services Recommendation: Generally vote for shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

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Adopt Anti-Hedging/Pledging/Speculative Investments Policy

Taft-Hartley Advisory Services Recommendation: Generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan.

Bonus Banking/Bonus Banking “Plus”

Taft-Hartley Advisory Services Recommendation: Generally vote for on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees).

Termination of Employment Prior to Severance Payment and Eliminating Accelerated Vesting of Unvested Equity

Taft-Hartley Advisory Services Recommendation: Generally vote for shareholder proposals seeking a policy requiring termination of employment prior to severance payment, and eliminating accelerated vesting of unvested equity.

Recoup Bonuses

Taft-Hartley Advisory Services Recommendation: Generally vote for proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that the incentive compensation was based upon figures that later turn out to have been in error.

Link Compensation to Non-Financial Factors

Taft-Hartley Advisory Services Recommendation:

•	Generally vote for shareholder proposals seeking disclosure on linking executive pay to non-financial factors.

•

Evaluate shareholder proposals calling for linkage of executive pay to non-financial factors, such as corporate downsizing, customer/employee satisfaction, community involvement, human rights, social and environmental goals and performance, and predatory lending on a case-by-case basis.

Pension Plan Income Accounting

Taft-Hartley Advisory Services Recommendation: Generally vote for shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

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3.	Auditors

Auditors play an integral role in certifying the integrity and reliability of corporate financial statements on which investors rely to gauge the financial well-being of a company and the viability of an investment. The well-documented auditor-facilitated bankruptcies and scandals at several large public companies in recent years underscore the catastrophic consequences that investors can suffer when the audit process breaks down.

Auditor Independence

The wave of accounting scandals over the past decade illuminates the need to ensure auditor independence in the face of consulting services to audit clients. The ratio of non-audit services to total revenues at the large accounting firms grew significantly leading up to the accounting scandals. Taft-Hartley Advisory Services believes the ratio of non-audit fees should make up no more than one-quarter of all fees paid to the auditor so as to properly discourage even the appearance of any undue influence upon an auditor’s objectivity.

Under SEC rules, disclosed categories of professional fees paid for audit and non-audit services are as follows: (1) Audit Fees, (2) Audit-Related Fees, (3) Tax Fees, and (4) All Other Fees. Under the reporting requirements, companies are required to describe – in qualitative terms – the types of services provided under the three categories other than Audit Fees. The following fee categories are defined as: A) tax compliance or preparation fees are excluded from our calculations of non-audit fees; and B) fees for consulting services for tax-avoidance strategies and tax shelters will be included in “other fees” and will be considered non-audit fees if the proxy disclosure does not indicate the nature of the tax services. In circumstances where “Other” fees include fees related to significant one-time capital structure events: initial public offerings, bankruptcy emergence, and spinoffs; and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

As auditors are the backbone upon which a company’s financial health is measured, auditor independence is absolutely essential for rendering objective opinions upon which investors then rely. When an auditor is paid excessive consulting fees in addition to fees paid for auditing, the company-auditor relationship is left open to conflicts of interest.

Auditor Ratification

The ratification of auditors is an important component of good governance. In light of the Sarbanes-Oxley Act of 2002 and increased shareholder scrutiny, some companies are opting to take auditor ratification off the ballot. Neglecting to include the ratification of auditors on the proxy takes away the fundamental shareholder right to ratify the company’s choice of auditor. Whereas shareholder ratification of auditors was once considered routine by many shareowners, accounting scandals have caused shareholders to be more vigilant about the integrity of the auditors certifying their companies’ financial statements. It is now viewed as best practice for companies to place the item on ballot.

Although U.S. companies are not legally required to allow shareholders to ratify their appointment of independent auditors, submission of the audit firm for approval at the annual meeting on an annual basis gives shareholders the means to weigh in on their satisfaction (or lack thereof) of the auditor’s independent execution of their duties.

Taft-Hartley Advisory Services believes mandatory auditor ratification is in line with sound and transparent corporate governance and remains an important mechanism to ensure the integrity of the auditor’s work. In the absence of legislation mandating shareholder ratification of auditors, the failure by a company to present its selection of auditors for shareholder ratification should be discouraged as it undermines good governance and disenfranchises shareholders.

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Proposals to ratify auditors is examined for potential conflicts of interest, with particular attention to the fees paid to the auditor, as well as whether the ratification of auditors has been put up for shareholder vote.

Taft-Hartley Advisory Services Recommendation:

•

Vote for proposals to ratify auditors when the amount of audit fees is equal to or greater than three times (75 percent) the amount paid for consulting, unless: i) An auditor has a financial interest in or association with the company, and is therefore not independent; or ii) There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

•	Vote against proposals to ratify auditors when the amount of non-audit consulting fees exceeds a quarter of all fees paid to the auditor.

•	Generally support shareholder proposals seeking to limit companies from buying consulting services from their auditor.

Auditor Rotation

Long-term relationships between auditors and their clients can impede auditor independence, objectivity and professional skepticism. Such long-standing relationships foster an undesirable coziness between audit firms and their clients, which can cause the auditors to lose their independence and become less questioning especially where lucrative contracts for the provision of non-audit consulting services are involved. Mandatory auditor rotation is a widely supported safeguard against improper audits and is viewed by many as an effective mechanism for mitigating the potential risks borne by long-term auditor-client relationships.

Proponents of compulsory audit firm rotation contend that rotation policies promote objectivity and independence among auditors and minimize the scope of vested interests developing in the audit. Opponents of audit firm rotation argue that regular re-tendering is a costly practice, likely to reduce audit quality and increase the risk of audit failure in the early years due to the time required to gain cumulative knowledge of an often complex and geographically diverse business. A solution around this apparent negative effect of mandatory rotation is to keep a longer rotation period.

Taft-Hartley Advisory Services recommends that companies not maintain the same audit firm in excess of seven years, and will vote against auditors if their tenure at a company exceeds seven years. A revolving seven-year rotation period allows the auditor to develop cumulative knowledge of a company’s business and the effect of changes in the business along with the corresponding changes in its risks, thereby enhancing the quality of the audit and trammeling potential loss of auditor objectivity and independence. Many institutional investors argue that the increased costs associated with compulsory auditor rotation are a lesser evil vis-à-vis the larger evil of the costs to shareholders when the objectionable coziness between clients and long-standing auditors leads to gross erosion of shareholder value.

Taft-Hartley Advisory Services Recommendation: Generally support shareholder proposals to ensure auditor independence through measures such as mandatory auditor rotation (no less than every seven years).

Auditor Indemnification and Limitation of Liability

Indemnification clauses allow auditors to avoid liability for potential damages, including punitive damages. Eliminating concerns about being sued for carelessness could lead to; 1) potential impairment of external auditor independence and impartiality by contractual clauses limiting their liability; and 2) a decrease in the quality and reliability of the audit given the lack of consequence for an inadequate audit.

Given the substantial settlements against auditors in recent years for poor audit practices and the cost of such insurance to the company and its shareholders, there are legitimate concerns over the broader use of indemnification clauses. Such agreements may weaken the objectivity, impartiality and performance of audit firms.

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Taft-Hartley Advisory Services believes it is important for shareholders to understand the full risks and implications of these agreements and determine what impact they could have on shareholder value. At the present time, however, due to poor disclosure in this area, it is difficult to identify the existence and extent of limited liability provisions and auditor agreements, and investors lack the information needed to make informed decisions regarding these agreements.

Without uniform disclosure, it is difficult to consistently apply policy and make informed vote recommendations. As such, Taft-Hartley Advisory Services reviews the use of indemnification clauses and limited liability provisions in auditor agreements on a case-by-case basis, when disclosure is present.

Taft-Hartley Advisory Services Recommendation: Vote against or withhold from audit committee members if there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Disclosures Under Section 404 of Sarbanes-Oxley Act

Section 404 of the Sarbanes-Oxley Act requires that companies document and assess the effectiveness of their internal financial controls. Beginning in 2005, most public companies must obtain annual attestation of the effectiveness of their internal controls over financial reporting from their outside auditors. Companies with significant material weaknesses identified in the Section 404 disclosures potentially have ineffective internal financial reporting controls. This may lead to inaccurate financial statements, which hampers shareholders’ ability to make informed investment decisions, and may lead to destruction of public confidence and shareholder value. The audit committee is ultimately responsible for the integrity and reliability of the company’s financial information and its system of internal controls.

Taft-Hartley Advisory Services Recommendation:

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Vote against or withhold votes from audit committee members under certain circumstances when a material weakness rises to a level of serious concern, if there are chronic internal control issues, or if there is an absence of established effective control mechanisms.

•

Vote against management proposals to ratify auditors if there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

Adverse Opinions

An Adverse Opinion on the company’s financial statements is issued when the auditor determines that the financial statements are materially misstated and, when considered as a whole, do not conform to GAAP. It essentially states that the information contained is materially incorrect, unreliable, and inaccurate in order to assess the company’s financial position and results of operations.

Adverse opinions on companies’ financial statements are generally very rare because they essentially state that a significant portion of the financial statements are unreliable and the auditor had no choice but to issue an adverse opinion after a long process of seeking resolution with the company subjected to the audit.

Taft-Hartley Advisory Services Recommendation: Vote against or withhold votes from audit committee members if the company receives an adverse opinion on the company’s financial statements from its auditors.

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4.	Takeover Defenses

Poison Pills

Shareholder rights plans, typically known as poison pills, take the form of rights or warrants issued to shareholders and are triggered when a potential acquiring stockholder reaches a certain threshold of ownership. When triggered, poison pills generally allow shareholders to purchase shares from, or sell shares back to, the target company (“flip-in pill”) and/or the potential acquirer (“flip-out pill”) at a price far out of line with fair market value.

Depending on the type of pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders. Poison pills insulate management from the threat of a change in control and provide the target board with veto power over takeover bids. Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

In evaluating management proposals on poison pills, Taft-Hartley Advisory Services considers the company’s rationale for adopting the pill and its existing governance structure in determining whether or not the pill appropriately serves in shareholders’ best interests. The rationale for adopting the pill should be thoroughly explained by the company. Additionally, Taft-Hartley Advisory Services examines the company’s existing governance structure including: board independence, existing takeover defenses, or any problematic governance concerns.

Taft-Hartley Advisory Services Recommendation:

•	Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

•	Vote case-by-case on shareholder proposals to redeem a company’s poison pill.

•	Vote case-by-case on management proposals to ratify a poison pill.

•

Vote against or withhold from any board where a dead-hand poison pill provision is in place. From a shareholder perspective, there is no justification for a dead-hand provision. Directors of companies with these lethal protective devices should be held fully accountable.

Net Operating Loss (NOL) Poison Pills/Protective Amendments

The financial crisis prompted widespread losses in certain industries. This resulted in previously profitable companies considering the adoption of a poison pill and/or NOL protective amendment to protect their NOL tax assets, which may be lost upon an acquisition of 5 percent of a company’s shares.

When evaluating management proposals seeking to adopt NOL pills or protective amendments, the purpose behind the proposal, its terms, and the company’s existing governance structure should be taken into account to assess whether the structure actively promotes board entrenchment or adequately protects shareholder rights. While the high estimated tax value of NOLs would typically benefit shareholders, the ownership acquisition limitations contained in an NOL pill/protective amendment coupled with a company’s problematic governance structure could serve as an antitakeover device.

Given the low ownership thresholds involved, shareholders want to ensure that such pills/amendments do not remain in effect permanently. Taft-Hartley Advisory Services will closely review whether the pill/amendment contains a sunset provision or a commitment to cause the expiration of the NOL pill/protective amendment upon exhaustion or expiration of the NOLs.

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Taft-Hartley Advisory Services Recommendation:

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Vote against proposals to adopt a poison pill/ protective amendment for the stated purpose of protecting a company’s net operating losses (“NOLs”) if the term of the pill/ protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

•

Evaluate management proposals to ratify an NOL pill /adopt an NOL protective amendment if the term of the pill/amendment would be the shorter of three years (or less) and the exhaustion of the NOL on a case-by-case basis considering the following factors;

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The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5% and NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5- percent holder or increase the stock ownership percentage of an existing five-percent holder);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

•

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of shares, the practice discriminates against most shareholders. This transferred cash, absent the greenmail payment, could be put to much better use for reinvestment in the company, payment of dividends, or to fund a public share repurchase program.

Taft-Hartley Advisory Services Recommendation:

•	Vote for proposals to adopt an anti-greenmail provision in their charter or bylaws that would thereby restrict a company’s ability to make greenmail payments to certain shareholders.

•	Vote case-by-case on all anti-greenmail proposals when they are presented as bundled items with other charter or bylaw amendments.

Shareholder Ability to Remove Directors/Fill Vacancies

Shareholder ability to remove directors, with or without cause, is either prescribed by a state’s business corporation law, individual company’s articles of incorporation, or its corporate bylaws. Many companies have sought shareholder approval for charter or bylaw amendments that would prohibit the removal of directors except for cause, thus ensuring that directors would retain their directorship for their full-term unless found guilty of self-dealing. By requiring cause to be demonstrated through due process, management insulates the directors from removal even if a director has been performing poorly, not attending meetings, or not acting in the best interests of shareholders.

Taft-Hartley Advisory Services Recommendation:

•	Vote against proposals that provide that directors may be removed only for cause.

•	Vote for proposals which seek to restore the authority of shareholders to remove directors with or without cause.

•	Vote against proposals that provide only continuing directors may elect replacements to fill board vacancies.

•	Vote for proposals that permit shareholders to elect directors to fill board vacancies.

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Shareholder Ability to Alter the Size of the Board

Proposals that would allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense. Proposals to fix the size of the board at a specific number can prevent management from increasing the board size without shareholder approval when facing a proxy context. By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the size of the board as a strategy to oust independent directors. Fixing board size also prevents management from increasing the number of directors in order to dilute the effects of cumulative voting.

Taft-Hartley Advisory Services Recommendation:

•	Vote for proposals that seek to fix the size of the board within an acceptable range.

•	Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

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5.	Shareholder Rights

Confidential Voting

The confidential ballot ensures that voters are not subject to real or perceived coercion. In an open voting system, management can determine who has voted against its nominees or proposals before a final vote count. As a result, shareholders can be pressured to vote with management at companies with which they maintain or would like to establish a business relationship.

Taft-Hartley Advisory Services Recommendation:

•

Vote for shareholder proposals that request corporations to adopt confidential voting, the use of independent tabulators, and the use of independent inspectors for an election as long as the proposals include clauses for proxy contests. In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

•	Vote for management proposals to adopt confidential voting procedures.

Shareholder Ability to Call Special Meetings

Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings. Sometimes this right applies only if a shareholder or a group of shareholders own a specified percentage of shares, with ten percent being the most common. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

Taft-Hartley Advisory Services Recommendation:

•	Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

•	Generally vote for proposals that remove restrictions on the right of shareholders to act independently of management.

•	Vote against provisions that would require advance notice of more than sixty days.

Shareholder Ability to Act by Written Consent

Consent solicitations allow shareholders to vote on and respond to shareholder and management proposals by mail without having to act at a physical meeting. A consent card is sent by mail for shareholder approval and only requires a signature for action. Some corporate bylaws require supermajority votes for consents, while at others standard annual meeting rules apply. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act by written consent.

Taft-Hartley Advisory Services Recommendation:

•	Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

•	Generally vote for proposals to allow or make easier shareholder action by written consent.

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Unequal Voting Rights

Incumbent managers are able to use unequal voting rights through the creation of a separate class of shares that has superior voting rights to the common shares of regular shareholders. This separate class of shares with disproportionate voting power allows management to concentrate its power and insulate itself from the wishes of the majority of shareholders. Dual class exchange offers involve a transfer of voting rights from one group of shareholders to another group of shareholders typically through the payment of a preferential dividend. A dual class recapitalization plan also establishes two classes of common stock with unequal voting rights, but initially involves an equal distribution of preferential and inferior voting shares to current shareholders.

Taft-Hartley Advisory Services Recommendation:

•	Vote for resolutions that seek to maintain or convert to a one-share-one-vote capital structure.

•	Generally vote against requests for the creation or continuation of dual class capital structures or the creation of new or additional super-voting shares.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Supermajority shareholder vote requirements for charter or bylaw amendments are often the result of “lock-in” votes, which are the votes required to repeal new provisions to the corporate charter. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may entrench managers by blocking actions that are in the best interests of shareholders.

The general lack of credit availability for financially distressed companies has resulted in “rescue” or highly dilutive stock and warrant issuances, which often comprise a majority of the company’s voting stock upon conversion. When an investor takes control of the company through the conversion of securities, the new owners often seek statutory amendments, such as adopting written consent, or allowing 50 percent shareholders to call a special meeting, that allow effective control over the company with little or no input from minority shareholders.

In such cases, the existing supermajority vote requirements would serve to protect minority shareholders’ interests. The reduction in the vote requirements, when coupled with low quorum requirements (in Nevada and other states) could shift the balance in power away from small shareholders while overly empowering large shareholders.

Taft-Hartley Advisory Services Recommendation:

•	Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

•	Vote against management proposals seeking to lower supermajority shareholder vote requirements when they accompany management sponsored proposals to also change certain charter or bylaw amendments.

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Vote for management or shareholder proposals to reduce supermajority vote requirements for charter and bylaw amendments. However, for companies with shareholders who have significant ownership levels, vote on a case-by-case basis, taking into account 1) ownership structure, 2) quorum requirements, and 3) supermajority vote requirements.

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Management Proposals to Ratify Existing Charter or Bylaw Provisions

Taft-Hartley Advisory Services Recommendation:

Generally vote against management proposals to ratify provisions of the company’s existing charter or bylaws, unless these governance provisions align with best practice.

In addition, voting against or withhold from individual directors, members of the governance committee, or the full board may be warranted, considering:

•	The presence of a shareholder proposal addressing the same issue on the same ballot;

•	The board’s rationale for seeking ratification;

•	Disclosure of actions to be taken by the board should the ratification proposal fail;

•	Disclosure of shareholder engagement regarding the board’s ratification request;

•	The level of impairment to shareholders’ rights caused by the existing provision;

•	The history of management and shareholder proposals on the provision at the company’s past meetings;

•	Whether the current provision was adopted in response to the shareholder proposal;

•	The company’s ownership structure; and

•	Previous use of ratification proposals to exclude shareholder proposals.

Supermajority Shareholder Vote Requirement to Approve Mergers

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may entrench managers by blocking actions that are in the best interests of shareholders.

Taft-Hartley Advisory Services Recommendation:

•	Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

•	Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

Virtual Shareholder Meetings

Taft-Hartley Advisory Services Recommendation: Generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only15 meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.

Vote case-by-case on shareholder proposals concerning virtual-only meetings, considering:

•	Scope and rationale of the proposal; and

•	Concerns identified with the company’s prior meeting practices.

[15]	Virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively using technology without a corresponding in-person meeting.

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Reimbursing Proxy Solicitation Expenses

Taft-Hartley Advisory Services Recommendation:

•	Generally support shareholder proposals to reimburse for proxy solicitation expenses.

•	When voting in conjunction with support of a dissident slate, always support the reimbursement of all appropriate proxy solicitation expenses associated with the election.

•	Generally support requests seeking to reimburse a shareholder proponent for all reasonable campaign expenditures for a proposal approved by the majority of shareholders.

Exclusive Venue

Issuers began seeking shareholder approval of exclusive venue charter provisions in 2011 after a court opinion suggested that unilaterally adopted exclusive venue bylaw provisions might not be enforceable. All the exclusive venue proposals to date have sought to make Delaware the exclusive forum for resolution on shareholder disputes.

Corporations have defended exclusive forum provisions on the grounds that the Delaware Chancery Court moves cases more quickly than other courts and is presided over by judges who are experienced in corporate law. Firms have also argued that making Delaware the sole forum for lawsuits avoids the possibility of duplicative suits arising out of the same events. A number of shareholder advocates have, however, countered that exclusive venue provisions deprive shareholders of the flexibility to choose the forum in which to assert claims of wrongdoing.

Taft-Hartley Advisory Services Recommendation: Generally vote against management proposals to restrict the venue for shareholder claims by adopting charter or bylaw provisions that seek to establish an exclusive judicial forum.

Fee-Shifting Bylaws

Taft-Hartley Advisory Services Recommendation: Generally vote against bylaws that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., in cases where the plaintiffs are partially successful).

Bundled Proposals

Taft-Hartley Advisory Services Recommendation: Vote case-by-case on bundled or conditional proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

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6.	Mergers & Acquisitions / Corporate Restructurings

A number of academic and industry studies have estimated that nearly three quarters of all corporate acquisitions fail to create economically meaningful shareholder value. These studies have also demonstrated that the larger the deal the greater the risk in realizing long-term value for shareholders of the acquiring firm. These risks include integration challenges, over-estimation of expected synergies, incompatible corporate cultures and poor succession planning. Indeed, some studies have found that smaller deals within specialized industries on average outperform “big bet” larger deals by a statistically significant factor.

In analyzing M&A deals, private placements or other transactional related items on proxy, Taft-Hartley Advisory Services performs a well-rounded analysis that seeks to balance all facets of the deal to ascertain whether the proposed acquisition is truly going to generate long-term value for shareholders and enhance the prospects of the ongoing corporation.

Taft-Hartley Advisory Services Recommendation: Votes on mergers and acquisitions are always considered on a case-by-case basis, taking into account the following factors:

•	Impact of the merger on shareholder value;

•	Perspective of ownership (target vs. acquirer) in the deal;

•	Form and mix of payment (i.e. stock, cash, debt, etc.);

•	Fundamental value drivers behind the deal;

•	Anticipated financial and operating benefits realizable through combined synergies;

•	Offer price (cost vs. premium);

•	Change-in-control payments to executive officers;

•	Financial viability of the combined companies as a single entity;

•

Was the deal put together in good faith? What kind of auction setting took place? Were negotiations carried out at arm’s length? Was any portion of the process tainted by possible conflicts of interest?

•	Fairness opinion (or lack thereof);

•	Changes in corporate governance and their impact on shareholder rights;

•	What are the potential legal or environmental liability risks associated with the target firm?

•	Impact on community stakeholders and employees in both workforces; and

•	How will the merger adversely affect employee benefits like pensions and health care?

Fair Price Provisions

Fair price provisions were originally designed to specifically defend against the most coercive of takeover devises- the two-tiered, front-end loaded tender offer. In such a hostile takeover, the bidder offers cash for enough shares to gain control of the target. At the same time, the acquirer states that once control has been obtained, the target’s remaining shares will be purchased with cash, cash and securities, or only securities. Since the payment offered for the remaining stock is, by design, less valuable than the original offer for the controlling shares, shareholders are forced to sell out early to maximize the value of their shares. Standard fair price provisions require that in the absence of board or shareholder approval of the acquisition the bidder must pay the remaining shareholders the same price for their shares that brought control.

Taft-Hartley Advisory Services Recommendation:

•	Vote for fair price proposals as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

•	Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

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Appraisal Rights

Rights of appraisal provide shareholders who do not approve of the terms of certain corporate transactions the right to demand a judicial review in order to determine the fair value for their shares. The right of appraisal applies to mergers, sale of corporate assets, and charter amendments that may have a materially adverse effect on the rights of dissenting shareholders.

Taft-Hartley Advisory Services Recommendation: Vote for proposals to restore or provide shareholders with the right of appraisal.

Corporate Restructuring

Taft-Hartley Advisory Services Recommendation: Votes concerning corporate restructuring proposals, including minority squeeze outs, leveraged buyouts, spin-offs, liquidations, and asset sales, are considered on a case-by-case basis.

Spin-offs

Taft-Hartley Advisory Services Recommendation: Vote case-by-case on spin-offs depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales

Taft-Hartley Advisory Services Recommendation: Votes case-by-case on asset sales taking into consideration the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations

Taft-Hartley Advisory Services Recommendation: Vote case-by-case on liquidations after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Going Private Transactions (LBOs, Minority Squeezeouts)

Taft-Hartley Advisory Services Recommendation:

•

Vote case-by-case on going private transactions, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

•

Vote case-by-case on “going dark” transactions, determining whether the transaction enhances shareholder value by taking into consideration whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock), cash-out value, whether the interests of continuing and cashed-out shareholders are balanced, and market reaction to public announcement of transaction.

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Changing Corporate Name

Taft-Hartley Advisory Services Recommendation: Vote for changing the corporate name in all instances if proposed and supported by management and the board.

Plans of Reorganization (Bankruptcy)

The recent financial crisis has placed Chapter 11 bankruptcy reorganizations as a potential alternative for distressed companies. While the number of bankruptcies has risen as evidenced by many firms, including General Motors and Lehman Brothers, the prevalence of these reorganizations can vary year over year due to, among other things, market conditions and a company‘s ability to sustain its operations. Additionally, the amount of time that lapses between a particular company‘s entrance into Chapter 11 and its submission of a plan of reorganization varies significantly depending on the complexity, timing, and jurisdiction of the particular case. These plans are often put to a vote of shareholders (in addition to other interested parties), as required by the Bankruptcy Code.

Taft-Hartley Advisory Services Recommendation: Vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

•	Estimated value and financial prospects of the reorganized company;

•	Percentage ownership of current shareholders in the reorganized company;

•	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an official equity committee);

•	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);

•	Existence of a superior alternative to the plan of reorganization; and

•	Governance of the reorganized company.

Special Purpose Acquisition Corporations (SPACs)

Taft-Hartley Advisory Services Recommendation: Vote case-by-case on SPAC mergers and acquisitions taking into account the following:

•

Valuation - Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.

•

Market reaction - How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

•

Deal timing - A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

•	Negotiations and process - What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.

•

Conflicts of interest - How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80 percent rule (the charter requires that the fair market value of the target is at least equal to 80 percent of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.

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•	Voting agreements - Are the sponsors entering into enter into any voting agreements/tender offers with shareholders who are likely to vote against the proposed merger or exercise conversion rights?

•	Governance - What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

•	Stakeholder Impact- impact on community stakeholders and workforce including impact on stakeholders, such as job loss, community lending, equal opportunity, impact on environment etc.

Special Purpose Acquisition Corporations (SPACs) – Proposals for Extensions

Taft-Hartley Advisory Services Recommendation: Vote case-by-case on SPAC extension proposals taking into account the length of the requested extension, the status of any pending transaction(s) or progression of the acquisition process, any added incentive for non-redeeming shareholders, and any prior extension requests.

•	Length of request: Typically, extension requests range from two to six months, depending on the progression of the SPAC’s acquisition process.

•

Pending transaction(s) or progression of the acquisition process: Sometimes an initial business combination was already put to a shareholder vote, but, for varying reasons, the transaction could not be consummated by the termination date and the SPAC is requesting an extension. Other times, the SPAC has entered into a definitive transaction agreement, but needs additional time to consummate or hold the shareholder meeting.

•

Added incentive for non-redeeming shareholders: Sometimes the SPAC sponsor (or other insiders) will contribute, typically as a loan to the company, additional funds that will be added to the redemption value of each public share as long as such shares are not redeemed in connection with the extension request. The purpose of the “equity kicker” is to incentivize shareholders to hold their shares through the end of the requested extension or until the time the transaction is put to a shareholder vote, rather than electing redemption at the extension proposal meeting.

•	Prior extension requests: Some SPACs request additional time beyond the extension period sought in prior extension requests.

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7.	Capital Structure

The management of a corporation’s capital structure involves a number of important issues including dividend policy, types of assets, opportunities for growth, ability to finance new projects internally, and the cost of obtaining additional capital. Many financing decisions have a significant impact on shareholder value, particularly when they involve the issuance of additional common stock, preferred stock, or debt.

Common Stock Authorization

State statutes and stock exchanges require shareholder approval for increases in the number of common shares. Corporations increase their supply of common stock for a variety of ordinary business purposes: raising new capital, funding stock compensation programs, business acquisitions, implementation of stock splits, or payment of stock dividends.

Clear justification should accompany all management requests for shareholder approval of increases in authorized common stock. Taft-Hartley Advisory Services supports increases in authorized common stock to fund stock splits that are in shareholders’ interests. Dual requests on the same ballot, in which an increase in common stock is requested in tandem with a reverse stock split in which shares are not proportionately reduced may not be in shareholder best interests. Although the reverse stock split may be needed in the face of imminent delisting, there is little justification in effectively approving two increases in common stock on the same ballot.

General Authorization Requests

Taft-Hartley Advisory Services Recommendation:

Vote case-by-case on proposals to increase the number of authorized shares of common stock that are to be used for general corporate purposes.

Vote for an increase of up to 50 percent of current authorized shares.

Generally vote against proposed increases, even if less than or equal to 50 percent, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

•	The proposal seeks to increase the number of authorized shares of the class of common stock that has superior voting rights to other share classes;

•	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;

•	The company has a non-shareholder approved poison pill (including an NOL pill); or

•

The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote for proposed increases above 50 percent of the current authorized shares when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

•	In or subsequent to the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;

•	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or

•	A government body has in the past year required the company to increase its capital ratios.

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For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

Specific Authorization Requests

Taft-Hartley Advisory Services Recommendation: Generally vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support.

Stock Distributions: Splits and Dividends

Stock splits/dividends involve the partitioning of the outstanding shares of a corporation into a larger number of shares, while proportionately decreasing the market price of the stock. Stock splits/dividends do not affect the equity of the company. An understanding of forward and reverse stock splits and stock dividends is relevant because proposals to increase authorized common shares may be tied to the implementation of a planned stock distribution.

Shareholders can effectively cancel a split or dividend if the company does not have sufficient shares to implement a split without an increase in authorized shares.

Taft-Hartley Advisory Services Recommendation: Generally vote for management proposals to increase the common share authorization for stock split or stock dividend, provided that the increase in authorized shares is reasonable in accordance with Taft-Hartley Advisory Services’ Common Stock Authorization policy.

Reverse Stock Splits

Reverse splits exchange multiple shares for a lesser amount to increase share price. Increasing share price is sometimes necessary to restore a company’s share price to a level that will allow it to be traded on the national stock exchanges. In addition, some brokerage houses have a policy of not monitoring or investing in very low priced shares. Reverse stock splits can help maintain stock liquidity.

Evaluation of management proposals to implement a reverse stock split will take into account whether there is a corresponding proportional decrease in authorized shares. Without a corresponding decrease, a reverse stock split is effectively an increase in authorized shares by way of reducing the number of shares outstanding, while leaving the number of authorized shares to be issued at the pre-split level.

Taft-Hartley Advisory Services Recommendation: Vote for management proposals to implement a reverse stock split if:

•	The number of authorized shares will be proportionately reduced; or

•	The effective increase in authorized shares is equal to or less than half of the company’s existing authorization.

Vote case-by-case on proposals that do not meet either of the above conditions, taking into consideration the following factors:

•	Stock exchange notification to the company of a potential delisting; or

•	Disclosure of substantial doubt about the company’s ability to continue as a going concern without additional financing;

•	The company’s rationale; or

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•	Other factors as applicable.

Shareholders should only vote for non-proportionate reverse stock splits in the most dire of situations. Companies should provide disclosure of external evidence that a potential delisting is imminent to separate the true emergencies from vague potential risks to shareholders.

Share Repurchase Programs

Taft-Hartley Advisory Services Recommendation: For U.S.-incorporated companies, and foreign-incorporated U.S. Domestic Issuers that are traded solely on U.S. exchanges, vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open-market repurchases, in the absence of company-specific concerns regarding:

•	Greenmail,

•	The use of buybacks to inappropriately manipulate incentive compensation metrics,

•	Threats to the company’s long-term viability, or

•	Other company-specific factors as warranted.

Vote case-by-case on proposals to repurchase shares directly from specified shareholders, balancing the stated rationale against the possibility for the repurchase authority to be misused, such as to repurchase shares from insiders at a premium to market price.

Preferred Stock Authorization

Preferred stock is an equity security which has certain features similar to debt instruments- such as fixed dividend payments and seniority of claims to common stock—and usually carries little to no voting rights. The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion with voting, conversion, distribution, and other rights to be determined by the board at time of issue.

General Authorization Requests

Taft-Hartley Advisory Services Recommendation:

Vote case-by-case on proposals to increase the number of authorized shares of preferred stock that are to be used for general corporate purposes.

Vote for an increase of up to 50 percent of current authorized shares.

Generally vote against proposed increases, even if less than or equal to 50 percent, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

•	If the shares requested are blank check preferred shares that can be used for antitakeover purposes;[16]

•

The company seeks to increase a class of non-convertible preferred shares entitled to more than one vote per share on matters that do not solely affect the rights of preferred stockholders “supervoting shares”);

•

The company seeks to increase a class of convertible preferred shares entitled to a number of votes greater than the number of common shares into which they’re convertible (“supervoting shares”) on matters that do not solely affect the rights of preferred stockholders;

[16]

To be acceptable, appropriate disclosure would be needed that the shares are “declawed”: i.e., representation by the board that it will not, without prior stockholder approval, issue or use the preferred stock for any defensive or anti-takeover purpose or for the purpose of implementing any stockholder rights plan.

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•	The stated intent of the increase in the general authorization is to allow the company to increase an existing designated class of supervoting preferred shares;

•	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;

•	The company has a non-shareholder approved poison pill (including an NOL pill); or

•

The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote for proposed increases above 50 percent of the current authorization when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

•	In, or subsequent to, the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;

•	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or

•	A government body has in the past year required the company to increase its capital ratios.

For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

Specific Authorization Requests

Taft-Hartley Advisory Services Recommendation: Generally vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support.

Blank Check Preferred Stock

Blank check preferred stock, with unspecified voting, conversion, dividend, distribution, and other rights, can be used for sound corporate purposes but can also be used as a device to thwart hostile takeovers without shareholder approval.

•	Vote against proposals that would authorize the creation of new classes of blank check preferred stock.

•	Vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

•	Vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

•	Vote for requests to require shareholder approval for blank check authorizations.

Adjust Par Value of Common Stock

Stock that has a fixed per share value that is on its certificate is called par value stock. The purpose of par value stock is to establish the maximum responsibility of a stockholder in the event that a corporation becomes insolvent. Proposals to reduce par value come from certain state level requirements for regulatory industries such as banks and other legal requirements relating to the payment of dividends.

Taft-Hartley Advisory Services Recommendation: Vote for management proposals to reduce the par value of common stock.

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Preemptive Rights

Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. These rights guarantee existing shareholders the first opportunity to purchase shares of new issues of stock in the same class as their own and in the same proportion. The absence of these rights could cause stockholders’ interest in a company to be reduced by the sale of additional shares without their knowledge and at prices unfavorable to them. Preemptive rights, however, can make it difficult for corporations to issue large blocks of stock for general corporate purposes.

Taft-Hartley Advisory Services Recommendation: Vote case-by-case on proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, Taft-Hartley Advisory Services looks at the size of a company and the characteristics of its shareholder base.

Debt Restructuring

Taft-Hartley Advisory Services Recommendation:

•	Vote case-by-case on proposals regarding debt restructurings.

•	Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

•	Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. The following factors are considered:

•	Dilution—How much will the ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•	Change in Control—Will the transaction result in a change in control of the company? Are board and committee seats guaranteed? Do standstill provisions and voting agreements exist?

•	Financial Issues— company’s financial situation, degree of need for capital, use of proceeds, and effect of the financing on the company’s cost of capital;

•	Terms of the offer—discount/premium in purchase price to investor including any fairness opinion, termination penalties and exit strategy;

•	Conflict of interest—arm’s length transactions and managerial incentives; and

•	Management’s efforts to pursue other alternatives.

Share Issuance Mandates at U.S. Domestic Issuers Incorporated Outside the U.S.

Taft-Hartley Advisory Services Recommendation: For U.S. domestic issuers incorporated outside the U.S. and listed solely on a U.S. exchange, generally vote for resolutions to authorize the issuance of common shares up to 10 percent of currently issued common share capital, where not tied to a specific transaction or financing proposal.

For pre-revenue or other early-stage companies that are heavily reliant on periodic equity financing, generally vote for resolutions to authorize the issuance of common shares up to 50 percent of currently issued common share capital. The burden of proof will be on the company to establish that it has a need for the higher limit.

Renewal of such mandates should be sought at each year’s annual meeting.

Vote case-by-case on share issuances for a specific transaction or financing proposal.

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8.	State of Incorporation

Voting on State Takeover Statutes

Taft-Hartley Advisory Services Recommendation: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions). Taft-Hartley Advisory Services generally supports opting into stakeholder protection statutes if they provide comprehensive protections for employees and community stakeholders. Taft-Hartley Advisory Services is less supportive of takeover statutes that only serve to protect incumbent management from accountability to shareholders and which negatively influence shareholder value.

Reincorporation Proposals

Taft-Hartley Advisory Services Recommendation: Management or shareholder proposals to change a company’s state of incorporation should be evaluated on a case-by-case basis, giving consideration to both financial and corporate governance concerns including the following:

•	Reasons for reincorporation;

•	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and

•	Comparison of corporation laws of original state and destination state.

Vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.

Offshore Reincorporations and Tax Havens

For a company that seeks to reincorporate, Taft-Hartley Advisory Services evaluates the merits of the move on a case-by-case basis, taking into consideration the company’s strategic rationale for the move, the potential economic ramifications, potential tax benefits, and any corporate governance changes that may impact shareholders. Taft-Hartley Advisory Services believes there are a number of concerns associated with a company looking to reincorporate from the United States to offshore locales such as Bermuda, the Cayman Islands or Panama. With more U.S.-listed companies seeking to move offshore, shareholders are beginning to understand the web of complexities surrounding the legal, tax, and governance implications involved in such a transaction.

Taft-Hartley Advisory Services Recommendation:

•	Vote case-by-case on proposed offshore moves, taking into consideration:

•	Legal recourse for U.S. stockholders of the new company and the enforcement of legal judgments against the company under the U.S. securities laws;

•	The transparency (or lack thereof) of the new locale’s legal system;

•	Adoption of any shareholder-unfriendly corporate law provisions;

•	Actual, quantifiable tax benefits associated with foreign incorporation;

•	Potential for accounting manipulations and/or discrepancies;

•	Any pending U.S. legislation concerning offshore companies;

•	Prospects of reputational harm and potential damage to brand name via increased media coverage concerning corporate expatriation.

•

Generally vote for shareholder requests calling for “expatriate” companies that are domiciled abroad yet predominantly owned and operated in America to re-domesticate back to a U.S. state jurisdiction.

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While a firm’s country of incorporation will remain the primary basis for evaluating companies, Taft-Hartley Advisory Services will generally apply its U.S. policies to the extent possible with respect to issuers that file DEF 14As, 10-K annual reports, and 10-Q quarterly reports, and are thus considered domestic issuers by the U.S. Securities and Exchange Commission (SEC). U.S. policies will also apply to companies listed on U.S. exchanges as Foreign Private Issuers (FPIs) and that may be exempt from the disclosure and corporate governance requirements that apply to most companies traded on U.S. exchanges, including a number of SEC rules and stock market listing requirements. Corporations that have reincorporated outside the U.S. have found themselves subject to a combination of governance regulations and best practice standards that may not be entirely compatible with an evaluation framework based solely on the country of incorporation.

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9.	Corporate Responsibility & Accountability

Social, Environmental and Sustainability Issues

Taft-Hartley Advisory Services generally supports social, workforce, and environmental shareholder-sponsored resolutions if they seek to create responsible corporate citizens while at the same time attempting to enhance long-term shareholder value. Taft-Hartley Advisory Services typically supports proposals that ask for disclosure reporting of information that is not available outside the company that is not proprietary in nature. Such reporting is particularly most vital when it appears that a company has not adequately addressed shareholder concerns regarding social, workplace, environmental and/or other issues. A determination whether the request is relevant to the company’s core business and in-line with industry practice will be made on a case-by-case basis. The proponent of the resolution must make the case that the benefits of additional disclosure outweigh the costs of producing the report.

Taft-Hartley Advisory Services Recommendation: In analyzing social, workplace, environmental, and other related proposals, Taft-Hartley Advisory Services considers the following factors:

•	Whether the proposal itself is well framed and reasonable;

•	Whether adoption of the proposal would have either a positive or negative impact on the company’s short- term or long-term share value;

•	Whether the company’s analysis and voting recommendation to shareholders is persuasive;

•	The degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the issues presented in the proposal are being appropriately or effectively dealt with through legislation, government regulation, or company-specific action;

•	The company’s approach compared with its peers or any industry standard practices for addressing the issue(s) raised by the proposal;

•	Whether the company has already responded in an appropriate or sufficient manner to the issue(s) raised in the proposal;

•	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s practices related to the issue(s) raised in the proposal;

•

If the proposal requests increased disclosure or greater transparency, whether sufficient information is publicly available to shareholders and whether it would be unduly burdensome for the company to compile and avail the requested information to shareholders in a more comprehensive or amalgamated fashion; and

•	Whether implementation of the proposal would achieve the objectives sought in the proposal.

In general, Taft-Hartley Advisory Services supports proposals that request the company to furnish information helpful to shareholders in evaluating the company’s operations from top to bottom. In order to be able to intelligently monitor their investments, shareholders often need information that is best provided by the company in which they have invested on behalf of their end beneficiaries. Qualified requests satisfying the aforementioned criteria usually merit support.

Proposals requesting that the company cease certain actions that the proponent believes are harmful to society or some segment of society will be evaluated on a case-by-case basis. Special attention will be made to the company’s legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request. A high standard will need to be met by proponents requesting specific action like divesture of a business line or operation, legal remuneration, or withdrawal from certain high-risk markets.

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I. GENERAL CSR RELATED

Special Policy Review and Shareholder Advisory Committees

These resolutions propose the establishment of special committees of the board to address broad corporate policy and provide forums for ongoing dialogue on issues including, but not limited to: shareholder relations, the environment, occupational health and safety, and executive compensation.

Taft-Hartley Advisory Services Recommendation: Support these proposals when they appear to offer a potentially effective method for enhancing shareholder value.

International Operations

The rise of globalization has put increasing importance on the need for U.S. companies to periodically monitor their business operations abroad. As a means to preserve brand integrity and protect against potentially costly litigation and negative public relations, Taft-Hartley Advisory Services generally supports shareholder proposals which call for a report on the company’s core business policies and procedures of its operations outside the United States.

Many of the resolutions which address a company’s international policies can include: impact of Foreign Direct

Investment (FDI) in emerging market economies; corporate safeguards against money laundering; terrorist financing; economic de-stabilization concerns; relationships with international financial institutions (IFIs); and product sales/marketing abroad (i.e., tobacco, pharmaceutical drug pricing).

Taft-Hartley Advisory Services Recommendation: Generally support proposals asking for policy clarification and reporting on international operations that can materially impact the company’s short and long-term bottom-line.

Affirm Political Non-Partisanship

Employees should not be put in a position where professional standing and goodwill within the corporation could be jeopardized as a result of political beliefs. Responsible employment practices should protect workers from an environment characterized by political indoctrination or intimidation. Corporations should not devote resources to partisan political activities, nor should they compel their employees to contribute to or support particular causes. Moreover, it is wise for a corporation to maintain a politically neutral stance as to avoid potentially embarrassing conflicts of interests that could negatively impact the company’s brand name with consumers.

Taft-Hartley Advisory Services Recommendation: Generally support proposals affirming political non-partisanship within the company.

Political Contributions, Lobbying Reporting & Disclosure

Changes in legislation that governs corporate political giving have, rather than limiting such contributions, increased the complexity of tracking how much money corporations contribute to the political process and where that money ultimately ends up. In January 2010, the U.S. Supreme Court’s decision in Citizens United vs. Federal Election Commission lifted restrictions on corporate spending in federal elections. A company’s involvement in the political process could impact shareholder value if such activities are not properly overseen and managed.

Shareholders have the right to know about corporate political activities, and management’s knowledge that such information can be made publicly available should encourage a company’s lawful and responsible use of political contributions.

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Moreover, it is critical that shareholders understand the internal controls that are in place at a company to adequately manage political contributions and lobbying practices. Given the significant reputational and financial risk involved in political giving, shareholders should expect management to have the necessary capabilities to monitor and track all monies distributed toward political groups and causes. These internal controls should be fully consistent with Section 404 requirements of the Sarbanes-Oxley Act of 2002.

While political contributions, lobbying and other corporate political activity can benefit the strategic interests of a company, it is important that accountability mechanisms are in place to ensure that monies disbursed in support of political objectives actually generate identifiable returns on shareholder wealth. Such mechanisms serve to insure against the use of shareholder funds in the furtherance of narrow management agendas.

When analyzing the proposals, special consideration will be made if the target company has been the subject of significant controversy stemming from its contributions or political activities, if the company fails to disclose a policy to shareholders that outlines the process by which the company considers its political contributions and lobbying activities, or if the company has recently been involved in significant controversy or litigation related to the company’s political contributions or governmental affairs.

Taft-Hartley Advisory Services Recommendation:

•	Support reporting of political and political action committee (PAC) contributions.

•	Support establishment of corporate political contributions guidelines and internal reporting provisions or controls.

•	Generally support shareholder proposals requesting companies to review and report on their political lobbying activities including efforts to influence governmental legislation.

•

Vote against shareholder proposals asking to publish in newspapers and public media the company’s political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

•	Generally vote case-by-case on proposals requesting comparison of a company’s political spending to objectives that can mitigate material risks for the company, such as limiting global warming.

Military Sales

Shareholder proposals from church groups and other community organizations have asked companies for detailed reports on foreign military sales. These proposals often can be created at reasonable cost to the company and contain no proprietary data. Large companies can supply this information without undue burden and provide shareholders with information affecting corporate performance and decision-making.

Taft-Hartley Advisory Services Recommendation:

•

Generally support reports on foreign military sales and economic conversion of facilities and where such reporting will not disclose sensitive information that could impact the company adversely or increase its legal exposure.

•	Generally vote against proposals asking a company to develop specific military contracting criteria.

Report on Operations in Sensitive Regions or Countries

Over the past decade, a number of public companies – especially within the extractive sector – have withdrawn from geopolitically sensitive regions as a result of being associated with political controversies involving their host countries (i.e. Myanmar, the Sudan, China, Iran, etc.). Oil and natural gas companies, in particular, continue to be the largest investors in many countries involved in human rights abuse and terrorist activities. As such, these companies become targets of consumer boycotts, public relations backlash and even governmental intervention.

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Taft-Hartley Advisory Services Recommendation:

•	Generally support shareholder proposals to adopt labor standards in connection with involvement in a certain market and other potentially sensitive geopolitical regions.

•	Generally support shareholder proposals seeking a report on operations within a certain market and documentation of costs of continued involvement in a given country or region.

•

Generally support requests for establishment of a board committee to review and report on the reputational risks and legal compliance with U.S. sanctions as a result of the company’s continued operations in countries associated with terrorist sponsored activities.

•

Consider shareholder proposals to pull out of a certain market on a case-by-case basis considering factors such as overall cost, FDI exposure, level of disclosure for investors, magnitude of controversy, and the current business focus of the company.

II. ENVIRONMENT & CLIMATE CHANGE

Shareholder proposals addressing environmental and energy concerns have been plentiful in recent years, and generally seek greater disclosure on an issue or seek to improve a company’s environmental practices in order to protect the world’s natural resources. In addition, some proponents cite the negative financial implications for companies with poor environmental practices, including liabilities associated with site clean-ups and lawsuits, as well as arguments that energy efficient products and clean environmental practices are sustainable business practices that will contribute to long-term shareholder value. Shareholders say the majority of independent atmospheric scientists agree that global warming poses a serious problem to the health and welfare of all countries, citing the findings of the Intergovernmental Panel on Climate Change (IPCC), the world’s most authoritative scientific body on the subject. Shareholder proponents argue that companies can report on their greenhouse gas emissions within a few months at reasonable cost.

Greenhouse Gas Emissions

Scientists generally agree that gases released by chemical reactions including the burning of fossil fuels contribute to a “greenhouse effect” that traps the planet’s heat. Environmentalists claim that the greenhouse gases produced by the industrial age have caused recent weather crises such as heat waves, rainstorms, melting glaciers, rising sea levels and receding coastlines. With notable exceptions, a number of business leaders have described the rise and fall of global temperatures as naturally occurring phenomena and depicted corporate impact on climate change as minimal.

Shareholder proposals asking a company to issue a report to shareholders – at reasonable cost and omitting proprietary information – on greenhouse gas emissions ask that the report include descriptions of efforts within companies to reduce emissions, their financial exposure and potential liability from operations that contribute to global warming, and their direct or indirect efforts to promote the view that global warming is not a threat. Proponents argue that there is scientific proof that the burning of fossil fuels causes global warming, that future legislation may make companies financially liable for their contributions to global warming, changing market dynamics and consumer preferences may impact demand for fossil fuels, and thus shareholder value, and that a report on the company’s role in global warming can be assembled at reasonable cost.

Taft-Hartley Advisory Services Recommendation:

•	Generally vote for shareholder proposals calling for a company to commit to reducing its greenhouse gas emissions under a reasonable timeline.

•

Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks related to climate change on its operations and investments, or on how the company identifies, measures, and manages such risks.

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•	Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations.

Say on Climate (SoC) Management Proposals

Taft-Hartley Advisory Services Recommendation: Vote case-by-case on management proposals that request shareholders to approve the company’s climate transition action plan17, taking into account the completeness and rigor of the plan. Information that will be considered where available includes the following:

•	The extent to which the company’s climate related disclosures are in line with TCFD recommendations and meet other market standards;

•	Disclosure of its operational and supply chain GHG emissions (Scopes 1, 2, and 3);

•

The completeness and rigor of company’s short-, medium-, and long-term targets for reducing operational and supply chain GHG emissions in line with Paris Agreement goals (Scopes 1, 2, and 3 if relevant);

•	Whether the company has sought and received third-party approval that its targets are science-based;

•	Whether the company has made a commitment to be “net zero” for operational and supply chain emissions (Scopes 1, 2, and 3) by 2050;

•	Whether the company discloses a commitment to report on the implementation of its plan in subsequent years;

•	Whether the company’s climate data has received third-party assurance;

•	Disclosure of how the company’s lobbying activities and its capital expenditures align with company strategy;

•	Whether there are specific industry decarbonization challenges; and

•	The company’s related commitment, disclosure, and performance compared to its industry peers.

Say on Climate (SoC) Shareholder Proposals

Taft-Hartley Advisory Services Recommendation: Vote case-by-case on shareholder proposals that request the company to disclose a report providing its GHG emissions levels and reduction targets and/or its upcoming/approved climate transition action plan and provide shareholders the opportunity to express approval or disapproval of its GHG emissions reduction plan, taking into account information such as the following:

•	The completeness and rigor of the company’s climate-related disclosure;

•	The company’s actual GHG emissions performance;

•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to its GHG emissions; and

•	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive.

Investment in Renewable Energy

Filers of proposals on renewable energy ask companies to increase their investment in renewable energy sources and to work to develop products that rely more on renewable energy sources. Increased use of renewable energy is expected to reduce the negative environmental impact of energy companies. In addition, as supplies of oil and coal exist in the earth in limited quantities, renewable energy sources represent a competitive, and some would even argue essential, long-term business strategy.

[17]	Variations of this request also include climate transition related ambitions, or commitment to reporting on the implementation of a climate plan.

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Taft-Hartley Advisory Services Recommendation: Generally support shareholder proposals seeking increased investment in renewable energy sources, taking into account whether the terms of the resolution are realistic or overly restrictive for management to pursue.

Sustainability Reporting and Planning

The concept of sustainability is commonly understood as meeting the needs of the present generation without compromising the ability of future generations to meet their own needs. Indeed, the term sustainability is complex and poses significant challenges for companies on many levels. Many in the investment community have termed this broader responsibility the “triple bottom line,” referring to the triad of performance goals related to economic prosperity, social responsibility and environmental quality. In essence, the concept requires companies to balance the needs and interests of their various stakeholders while operating in a manner that sustains business growth for the long-term, supports local communities and protects the environment and natural capital for future generations.

Reporting and enhanced disclosure addressing sustainable development is important to companies namely because it offers a formal structure for decision making that helps management teams anticipate and address important global trends that can have serious consequences for business and society. Shareholders may request general sustainability reports on a specific location or operation, often requesting that the company detail the environmental, social, legal and other risks and/or potential liabilities of the specific project in question.

A number of companies have begun to report on sustainability issues using established standards in the marketplace. Such reporting focuses on corporate compliance and measurement regarding key economic, environmental, and social performance indicators. As a best practice, companies release annual sustainability reports in conjunction to regular annual statement of operations.

Taft-Hartley Advisory Services Recommendation: Generally support shareholder proposals seeking greater disclosure on the company’s environmental and social practices, and/or associated risks and liabilities.

Operations in Protected or Sensitive Areas

Operating in regions protected or established under national or international categorization guidelines, including wildlife refuges, national forests, and International Union for Conservation of Nature and Natural Resources (IUCN) categorized areas, expose companies to increased oversight and the potential for associated risk and controversy. While it is important for a company to have the flexibility to operate in these regions to take advantage of strategic placement or growth, additional disclosure could be an important mitigating factor to address increased risk and oversight. Restrictions to the company’s operations, damaging public relations, and costly litigation resulting from failure to comply with the requirements associated with protected or categorized regions could have a significant impact on shareholder value.

Taft-Hartley Advisory Services Recommendation: Generally support shareholder requests for reports outlining potential environmental damage from operations in protected regions, including wildlife refuges, unless the company does not currently have operations or plans to develop operations in these protected regions.

Hydraulic Fracturing

Shareholder proponents have elevated concerns on the use of hydraulic fracturing, an increasingly controversial process in which water, sand, and a mix of chemicals is blasted horizontally into tight layers of shale rock to extract natural gas. As this practice has gained more widespread use, environmentalists have raised concerns that the chemicals mixed with sand and water to aid the fracturing process can contaminate ground water supplies. Proponents of resolutions at companies that employ hydraulic fracturing are also concerned that wastewater

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produced by the process could overload the waste treatment plants to which it is shipped. Shareholders have asked companies that utilize hydraulic fracturing to report on the environmental impact of the practice and to disclose policies designed to reduce hazards from the process.

Taft-Hartley Advisory Services Recommendation: Vote for requests seeking greater transparency on the practice of hydraulic fracturing and its associated risks.

Recycling Policy

A number of companies have received proposals to step-up their recycling efforts, with the goal of reducing the company’s negative impact on the environment and reducing costs over the long-term.

Taft-Hartley Advisory Services Recommendation: Generally vote for shareholder proposals that ask companies to increase their recycling efforts or to adopt a formal recycling policy.

Endorsement of Ceres Roadmap to 2030

These resolutions call for the adoption of principles that encourage the company to protect the environment and the safety and health of its employees. The Ceres Roadmap 2030, formulated by Ceres (formerly known as the Coalition for Environmentally Responsible Economies, CERES), require signing companies to address environmental issues, including protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction. A signatory to the Ceres Roadmap 2030 would disclose its efforts in such areas through a standardized report submitted to Ceres and made available to the public.

Taft-Hartley Advisory Services supports proposals that improve a company’s public image, reduce exposure to liabilities, and establish standards so that environmentally responsible companies and markets are not at a competitive financial disadvantage.

Taft-Hartley Advisory Services Recommendation:

•	Vote for requests asking a company to formally adopt the Ceres Roadmap 2030.

•	Vote for adoption of reports to shareholders on environmental issues.

Land Use

Many large retail stores and real estate development firms have received criticism over their policies and processes for acquiring and developing land. Often, in such cases, there are organizations that support as well as those that oppose the proposed development.

Many of these requests brought forth by the respective stakeholders raise serious issues that can have a real impact on short-term shareholder value. However, in some cases, additional reporting may be duplicative of existing disclosure or may fail to provide added benefit to shareholders commensurate with the associated cost or burden of providing additional information. Some of the companies targeted with such resolutions have been subject to recent litigation, significant fines stemming from their land use practices, and/or recent community boycotts.

Taft-Hartley Advisory Services Recommendation: Generally support shareholder resolutions that request better disclosure of detailed information on a company’s policies related to land use or development or compliance with local and national laws and zoning requirements.

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Water Use

Shareholders may ask for a company to prepare a report evaluating the business risks linked to water use and impacts on the company’s supply chain, including subsidiaries and bottling partners. Such proposals also ask companies to disclose current policies and procedures for mitigating the impact of operations on local communities in areas of water scarcity.

Taft-Hartley Advisory Services Recommendation: Vote for shareholder proposals seeking the preparation of a report on a company’s risks linked to water use.

III. WORKPLACE PRACTICES & HUMAN RIGHTS

Equal Employment Opportunity

These proposals generally request that a company establish a policy of reporting to shareholders its progress with equal opportunity and affirmative action programs. The costs of violating federal laws that prohibit discrimination by corporations are high and can affect corporate earnings.

The Equal Opportunities Employment Commission (EEOC) does not release the company’s filings to the public unless it is involved in litigation, and it is difficult to obtain from other sources. Companies need to be sensitive to minority employment issues as the work force becomes increasingly diverse. This information can be provided with little cost to the company and does not create an unreasonable burden on management.

Taft-Hartley Advisory Services Recommendation:

•	Vote for proposals calling for action on equal employment opportunity and anti-discrimination.

•

Vote for proposals requesting legal and regulatory compliance and public reporting related to non- discrimination, affirmative action, workplace health and safety, environmental issues, and labor policies and practices that affect long-term corporate performance.

•	Vote for proposals advocating for non-discrimination in salary, wages, and all benefits.

High-Performance Workplace

High-performance workplace practices emphasize employee training, participation, and feedback. The concept of a high-performance workplace has been endorsed by the U.S. Department of Labor and refers to a workplace that is designed to provide workers with the information, skills, incentives, and responsibility to make decisions essential for innovation, quality improvement and rapid response to changes in the marketplace. These standards embrace a “what is good for the worker is good for the company” philosophy. Studies have shown that improvement in human resources practices is associated with increases in total return to shareholders. High-performance workplace standards proposals can include linking compensation to social measures such as employee training, morale and safety, environmental performance and workplace lawsuits.

Taft-Hartley Advisory Services Recommendation: Generally support proposals that incorporate high-performance workplace standards.

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Workplace Safety

In light of fatal accidents at oil refineries (Tesoro – Anacortes refinery, April 2010; and BP – Texas City refinery, March 2005), the 2010 BP Deepwater Horizon incident in the Gulf of Mexico, and the explosion at Massey Energy’s Upper Big Branch mine in 2010, shareholders have sought greater transparency and accountability regarding workplace safety by filing resolutions at a number of corporations.

Taft-Hartley Advisory Services Recommendation: Generally vote for shareholder proposals requesting for workplace safety reports, including reports on accident risk reduction efforts.

Non-Discrimination in Retirement Benefits

A cash balance plan is a defined benefit plan that treats an earned retirement benefit as if it were a credit from a defined contribution plan, but which provides a stated benefit at the end of its term. Because employer contributions to these plans are credited evenly over the life of a plan and not based on a seniority formula, they may reduce payouts to long-term employees who are currently vested in plans.

Cash-balance pension conversions have undergone significant congressional and federal agency scrutiny in the wake of high-profile EEOC complaints on age discrimination and employee anger at several large blue-chip companies. While significant policy reform is unlikely in the short-term, business interests are worried enough that the National Association of Manufacturers and other pro-business lobbies have formed a coalition on Capitol Hill to preserve the essential features of the plans and to overturn an IRS ruling.

Driving the push behind conversions from traditional pension plans to cash-balance plans are the substantial savings that companies generate in the process. Critics point out that this savings is gained at the expense of the most senior employees. Shareholder resolutions may call on corporate boards to establish a committee of outside directors to prepare a report to shareholders on the potential impact of pension-related proposals being considered by national policymakers in reaction to the controversy spawned by the plans.

Taft-Hartley Advisory Services Recommendation: Support proposals calling for a non-discrimination policy with regard to retirement benefits and pension management at a company.

Gender, Race/Ethnicity Pay Gaps

Taft-Hartley Advisory Services Recommendation: Vote case-by-case on requests for reports on a company’s pay data by gender or race/ ethnicity, or a report on a company’s policies and goals to reduce any gender or race/ethnicity pay gaps, taking into account:

•	The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy on fair and equitable compensation practices;

•	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender, race, or ethnicity pay gap issues;

•	The company’s disclosure regarding gender, race, or ethnicity pay gap policies or initiatives compared to its industry peers; and

•	Local laws regarding categorization of race and/or ethnicity and definitions of ethnic and/or racial minorities.

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Racial Equity and/or Civil Rights Audit Guidelines

Taft-Hartley Advisory Services Recommendation: Generally vote for proposals requesting that a company conduct an independent racial equity and/or civil rights audit, considering company disclosures, policies, actions, and engagements.

Sexual Harassment

Taft-Hartley Advisory Services Recommendation: Vote case-by-case on requests for a report on company actions taken to strengthen policies and oversight to prevent workplace sexual harassment, or a report on risks posed by a company’s failure to prevent workplace sexual harassment, taking into account:

•	The company’s current policies, practices, oversight mechanisms related to preventing workplace sexual harassment;

•	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to workplace sexual harassment issues; and

•	The company’s disclosure regarding workplace sexual harassment policies or initiatives compared to its industry peers.

Mandatory Arbitration

Taft-Hartley Advisory Services Recommendation: Vote case-by-case on requests for a report on a company’s use of mandatory arbitration on employment-related claims, taking into account:

•	The company’s current policies and practices related to the use of mandatory arbitration agreements on workplace claims;

•	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to the use of mandatory arbitration agreements on workplace claims; and

•	The company’s disclosure of its policies and practices related to the use of mandatory arbitration agreements compared to its peers.

Fair Lending Reporting and Compliance

These resolutions call for financial institutions to comply with fair lending laws and statutes while avoiding predatory practices in their sub-prime lending. These predatory practices include: lending to borrowers with inadequate income, who will then default; not reporting on payment performances of borrowers to credit agencies; implying that credit life insurance is necessary to obtain the loan (packing); unnecessarily high fees; refinancing with high additional fees rather than working out a loan that is in arrears (flipping); and high prepayment fees.

Taft-Hartley Advisory Services Recommendation:

•	Support proposals calling for full compliance with fair-lending laws.

•	Support reporting on overall lending policies and data.

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MacBride Principles

These resolutions have called for the adoption of the MacBride Principles for operations located in Northern Ireland. They request companies operating abroad to support the equal employment opportunity policies that apply in facilities they operate domestically. The principles were established to address the sectarian hiring problems between Protestants and Catholics in Northern Ireland. It is well documented that Northern Ireland’s Catholic community faced much higher unemployment figures than the Protestant community. In response to this problem, the U.K. government instituted the New Fair Employment Act of 1989 (and subsequent amendments) to address the sectarian hiring problems.

Many companies believe that the Act adequately addresses the problems and that further action, including adoption of the MacBride Principles, only duplicates the efforts already underway. In evaluating a proposal to adopt the MacBride Principles, shareholders must decide whether the principles will cause companies to divest, and therefore worsen the unemployment problem, or whether the principles will promote equal hiring practices. Proponents believe that the Fair Employment Act does not sufficiently address the sectarian hiring problems. They argue that the MacBride Principles serve to stabilize the situation and promote further investment.

Taft-Hartley Advisory Services Recommendation: Support the MacBride Principles for operations in Northern Ireland that request that companies abide by equal employment opportunity policies.

Contract Supplier Standards

These resolutions call for compliance with governmental mandates and corporate policies regarding nondiscrimination, affirmative action, work place safety and health, and other basic labor protections.

Taft-Hartley Advisory Services Recommendation: Generally support proposals that:

•

Seek publication of a “Worker Code of Conduct” to be implemented by the company’s foreign suppliers and licensees, requiring they satisfy all applicable labor standards and laws protecting employees’ wages, benefits, working conditions, freedom of association, right to collectively bargain, and other rights;

•	Request a report summarizing the company’s current practices for enforcement of its Worker Code of Conduct;

•

Seek to establish independent monitoring mechanism in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with the Worker Code of Conduct;

•	Create incentives to encourage suppliers to raise standards rather than terminate contracts;

•	Implement policies for ongoing wage adjustments, ensuring adequate purchasing power and a sustainable living wage for employees of foreign suppliers and licensees;

•	Request public disclosure of contract supplier reviews on a regular basis; and

•

Adopt labor standards for foreign and domestic suppliers to ensure that the company will not do business with foreign suppliers that manufacture products for sale in the U.S. using forced or child labor or with suppliers that fail to comply with applicable laws protecting employees’ wages and working conditions.

Corporate and Supplier Codes of Conduct

Taft-Hartley Advisory Services generally supports proposals that call for the adoption and/or enforcement of clear principles or codes of conduct relating to countries in which there are systematic violations of human rights. These conditions include the use of slave, child, or prison labor, undemocratically elected governments, widespread reports by human rights advocates, fervent pro-democracy protests, or economic sanctions and boycotts.

Many proposals refer to the seven core conventions, commonly referred to as the “Declaration on Fundamental Principles and Rights At Work,” ratified by the International Labor Organization (ILO). The seven conventions fall

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under four broad categories: i) right to organize and bargain collectively; ii) non-discrimination in employment; iii) abolition of forced labor; and iv) end of child labor. Each member nation of the ILO body is bound to respect and promote these rights to the best of their abilities.

Taft-Hartley Advisory Services Recommendation:

•

Support the principles and codes of conduct relating to company investment and/or operations in countries with patterns of human rights abuses or pertaining to geographic regions experiencing political turmoil (Northern Ireland, Columbia, Burma, former Soviet Union, and China).

•	Support the implementation and reporting on ILO codes of conduct.

•	Support independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with Codes.

•	Support requests that a company conduct an assessment of the human rights risks in its operation or in its supply chain, or report on its human rights risk assessment process.

IV. CONSUMER HEALTH & PUBLIC SAFETY

Phase-out or Label Products Containing Genetically Engineered Ingredients

Shareholder activists request companies engaged in the development of genetically modified agricultural products (GMOs) to adopt a policy of not marketing or distributing such products until long term safety testing demonstrates that they are not harmful to humans, animals or the environment. Until further long term testing demonstrates that these products are not harmful, companies in the restaurant, prepared foods and packaging industries are being asked to remove genetically altered ingredients from products they manufacture, distribute or sell, and label such products in the interim. Shareholders are asking supermarket companies to do the same for their own private label brands.

Taft-Hartley Advisory Services Recommendation:

•	Vote for shareholder proposals to label products that contain genetically engineered products.

•	Generally vote against proposals calling for a full phase out of product lines containing GMO ingredients.

Tobacco-Related Proposals

Shareholders file resolutions annually asking that companies with ties to the tobacco industry account for their marketing and distribution strategies, particularly as they impact smoking by young people. While the specific resolutions for shareholder proponents vary from year to year, activist shareholders consistently make the tobacco industry a prominent target. Examples of tobacco proposals include: attempting to link executive compensation with teen smoking rates; the placement of company tobacco products in retail outlets; the impact of second hand smoke; and a review of advertising campaigns and their impact on children and minority groups.

Taft-Hartley Advisory Services Recommendation:

•	Vote for shareholder proposals seeking to limit the sale of tobacco products to minors.

•	Generally vote against proposals calling for a full phase out of tobacco related product lines.

Toxic Emissions

Shareholder proposals asking companies to take steps to minimize their emissions of toxic chemicals or release of toxic wastes into the environment can vary greatly. Some focus on reporting on the impact of these chemicals on

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the communities in which the company operates. Still others ask for a review of the company’s efforts to minimize pollution.

Taft-Hartley Advisory Services Recommendation: Vote for shareholder proposals calling on the company to establish a plan to reduce toxic emissions.

Toxic Chemicals

The use of toxic chemicals in cosmetics, consumables, and household products has become a growing issue of concern for shareholders as international regulations on this topic continue to expand, providing increased scrutiny over potentially toxic materials or compounds used or emitted in the conduct of operations or as an ingredient in consumer goods. Shareholders must recognize the impact that changing regulation and consumer expectations could have on shareholder value and should encourage companies to disclose their policies regarding the use or emission of toxic chemicals. Specific considerations should be made for a company’s geographic markets and the appearance of historical difficulties with controversy, fines, or litigation, requests for disclosure on the potential financial and legal risk associated with toxic chemicals.

Taft-Hartley Advisory Services Recommendation:

•	Generally support resolutions requesting that a company disclose its policies related to toxic chemicals.

•	Generally support shareholder resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals.

•

Consider shareholder proposals requesting companies to substitute or replace existing products on a case-by- case basis, with consideration for applicable regulations and standards in the markets in which the company participates.

Nuclear Safety

These resolutions are filed at companies that manage nuclear power facilities or produce components for nuclear reactors to request disclosure on the risks to the company associated with these operations, including physical security and the potential for environmental damage. Current reporting requirements for companies that operate nuclear facilities are managed by the Nuclear Regulatory Commission (NRC) and include detailed reports on safety and security that are available to the public.

Taft-Hartley Advisory Services Recommendation: Generally support shareholder resolutions requesting that companies report on risks associated with their nuclear reactor designs and/or the production and interim storage of irradiated fuel rods.

Concentrated Area Feeding Operations (CAFOs)

The level of pollution resulting from CAFOs has drawn increased attention in recent years as certain legal decisions have established the precedent that a company can be held liable for the actions of the contract farms it sources from. Fines and remediation expenses stemming from these cases have been significant and could have a notable impact on the companies’ operations and shareholder value.

Taft-Hartley Advisory Services Recommendation: Generally support resolutions requesting that companies report to shareholders on the risks and liabilities associated with concentrated animal feeding operations (CAFOs) unless the company has publicly disclosed guidelines for its corporate and contract farming operations (including compliance monitoring), or if the company does not directly source from CAFOs.

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Pharmaceutical Product Reimportation

One of the most visible aspects of the legal and political debate over rising health care costs in the United States can be seen through prescription drug reimportation through Canada. While U.S. and Canadian regulations limit reimportation, several states have taken steps to encourage employees to actively seek less expensive medications through reimportation.

Shareholder action at major pharmaceutical companies has hinged around requesting increased disclosure of the financial and legal risks associated with company policies, or called on companies to change distribution limits to increase product availability in Canada, thereby encouraging product reimportation to the United States. The level of public concern over this issue and associated impact that a poorly developed policy could have on the companies suggest that additional disclosure of company policies related to reimportation could be beneficial to shareholders and generally merits support.

Taft-Hartley Advisory Services Recommendation:

•

Generally support shareholder proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation, unless such information is already publicly disclosed.

•	Generally support shareholder proposals requesting that companies adopt specific policies to encourage or not constrain prescription drug reimportation.

Pharmaceutical Product Pricing

Pharmaceutical drug pricing, both within the United States and internationally, has raised many questions of the companies that are responsible for creating and marketing these treatments. Shareholder proponents, activists and even some legislators have called upon drug companies to restrain pricing of prescription drugs.

The high cost of prescription drugs is a vital issue for senior citizens across the country. Seniors have the greatest need for prescription drugs, accounting for a significant portion of all prescription drug sales, but they often live on fixed incomes and are underinsured.

Proponents note that efforts to reign-in pharmaceutical costs will not negatively impact research and development (R&D) costs and that retail drug prices are consistently higher in the U.S. than in other industrialized nations. Pharmaceutical companies often respond that adopting a formal drug pricing policy could put the company at a competitive disadvantage.

Against the backdrop of the AIDS crisis in Africa, many shareholders have called on companies to address the issue of affordable drugs for the treatment of AIDS, as well as TB and Malaria throughout the developing world. When analyzing such resolutions, consideration should be made of the strategic implications of pricing policies in the market.

Taft-Hartley Advisory Services Recommendation:

•	Proposals asking a company to implement price restraints on its pharmaceutical products will be evaluated on a case-by-case basis, taking into account the following factors:

•	Whether the proposal focuses on a specific drug and region;

•	Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness;

•	The extent that reduced prices can be offset through the company’s marketing expenditures without significantly impacting R&D spending;

•	Whether the company already limits price increases of its products;

•	Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries; and

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•	The extent to which peer companies implement price restraints.

•	Generally support proposals requesting that companies implement specific price restraints for its pharmaceutical products in developing markets or targeting certain population groups.

•

Generally support proposals requesting that companies evaluate their global product pricing strategy, considering the existing level of disclosure on pricing policies, any deviation from established industry pricing norms, and the company’s existing philanthropic initiatives.

•	Vote for shareholder proposals that call on companies to develop a policy to provide affordable HIV, AIDS, TB and Malaria drugs to citizens in the developing world.

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UNITED STATES

SUSTAINABILITY PROXY VOTING GUIDELINES

2024 Policy Recommendations

Published January 2024

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Introduction

ISS recognizes the growing view among investment professionals that sustainability or environmental, social, and corporate governance (ESG) factors could present material risks to portfolio investments. Whereas investment managers have traditionally analyzed topics such as board accountability and executive compensation to mitigate risk, greater numbers are incorporating ESG performance into their investment making decisions in order to have a more comprehensive understanding of the overall risk profile of the companies in which they invest and ensure sustainable long-term profitability for their beneficiaries.

Investors concerned with portfolio value preservation and enhancement through the incorporation of sustainability factors can also carry out this active ownership approach through their proxy voting activity. In voting their shares, sustainability-minded investors are concerned not only with economic returns to shareholders and good corporate governance, but also with ensuring corporate activities and practices are aligned with the broader objectives of society. These investors seek standardized reporting on ESG issues, request information regarding an issuer’s adoption of, or adherence to, relevant norms, standards, codes of conduct or universally recognized international initiatives including affirmative support for related shareholder resolutions advocating enhanced disclosure and transparency.

ISS’ Sustainability Proxy Voting Guidelines

ISS has, therefore, developed proxy voting guidelines that are consistent with the objectives of sustainability-minded investors and fiduciaries. On matters of ESG import, ISS’ Sustainability Policy seeks to promote support for recognized global governing bodies promoting sustainable business practices advocating for stewardship of environment, fair labor practices, non-discrimination, and the protection of human rights. Generally, ISS’ Sustainability Policy will take as its frame of reference internationally recognized sustainability-related initiatives such as the United Nations Environment Programme Finance Initiative (UNEP FI), United Nations Principles for Responsible Investment (UNPRI), United Nations Global Compact, Global Reporting Initiative (GRI), Carbon Principles, International Labour Organization Conventions (ILO), Ceres Roadmap 2030, Global Sullivan Principles, MacBride Principles, and environmental and social European Union Directives. Each of these efforts promote a fair, unified and productive reporting and compliance environment which advances positive corporate ESG actions that promote practices that present new opportunities or that mitigate related financial and reputational risks.

On matters of corporate governance, executive compensation, and corporate structure, the Sustainability Policy guidelines are based on a commitment to create and preserve economic value and to advance principles of good corporate governance.

These guidelines provide an overview of how ISS approaches proxy voting issues for subscribers of the Sustainability Policy. We note there may be cases in which the final vote recommendation at a particular company varies from the voting guidelines due to the fact that we closely examine the merits of each proposal and consider relevant information and company-specific circumstances in arriving at our decisions. To that end, ISS engages with both interested shareholders as well as issuers to gain further insight into contentious issues facing the company. Where ISS acts as voting agent for clients, it follows each client’s voting policy, which may differ in some cases from the policies outlined in this document. ISS updates its guidelines on an annual basis to take into account emerging issues and trends on environmental, social and corporate governance topics, as well as the evolution of market standards, regulatory changes and client feedback.

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1.	Routine/Miscellaneous

Adjourn Meeting

Sustainability Policy Recommendation: Generally vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

•	Vote for proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction.

•	Vote against proposals if the wording is too vague or if the proposal includes “other business.”

Amend Quorum Requirements

Sustainability Policy Recommendation: Vote case-by-case on proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding, taking into consideration:

•	The new quorum threshold requested;

•	The rationale presented for the reduction;

•	The market capitalization of the company (size, inclusion in indices);

•	The company’s ownership structure;

•	Previous voter turnout or attempts to achieve quorum;

•	Any provisions or commitments to restore quorum to a majority of shares outstanding, should voter turnout improve sufficiently; and

•	Other factors as appropriate.

In general, a quorum threshold kept as close to a majority of shares outstanding as is achievable is preferred.

Vote case-by-case on directors who unilaterally lower the quorum requirements below a majority of the shares outstanding, taking into consideration the factors listed above.

Amend Minor Bylaws

Sustainability Policy Recommendation: Vote for bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

Sustainability Policy Recommendation: Vote for proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.

Change Date, Time, or Location of Annual Meeting

Sustainability Policy Recommendation: Vote for management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

Vote against shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

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Other Business

Sustainability Policy Recommendation: Vote against proposals to approve other business when it appears as voting item.

Audit-Related

Auditor Indemnification and Limitation of Liability

Sustainability Policy Recommendation: Vote case-by-case on the issue of auditor indemnification and limitation of liability. Factors to be assessed include, but are not limited to:

•	The terms of the auditor agreement--the degree to which these agreements impact shareholders’ rights;

•	The motivation and rationale for establishing the agreements;

•	The quality of the company’s disclosure; and

•	The company’s historical practices in the audit area.

Vote against or withhold from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification

Sustainability Policy Recommendation: Vote for proposals to ratify auditors unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

In circumstances where “Other” fees include fees related to significant one-time capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

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Shareholder Proposals Limiting Non-Audit Services

Sustainability Policy Recommendation: Vote case-by-case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Shareholder Proposals on Audit Firm Rotation

Sustainability Policy Recommendation: Vote case-by-case on shareholder proposals asking for audit firm rotation, taking into account:

•	The tenure of the audit firm;

•	The length of rotation specified in the proposal;

•	Any significant audit-related issues at the company;

•	The number of audit committee meetings held each year;

•	The number of financial experts serving on the committee; and

•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

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2.	Board of Directors

Voting on Director Nominees in Uncontested Elections

Four fundamental principles apply when determining votes on director nominees:

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Accountability: Boards should be sufficiently accountable to shareholders, including through transparency of the company’s governance practices and regular board elections, by the provision of sufficient information for shareholders to be able to assess directors and board composition, and through the ability of shareholders to remove directors.

•

Responsiveness: Directors should respond to investor input, such as that expressed through significant opposition to management proposals, significant support for shareholder proposals (whether binding or non-binding), and tender offers where a majority of shares are tendered.

•

Composition: Companies should seek directors who can add value to the board through specific skills or expertise and who can devote sufficient time and commitment to serve effectively. Boards should be of a size appropriate to accommodate diversity, expertise, and independence, while ensuring active and collaborative participation by all members. Boards should be sufficiently diverse to ensure consideration of a wide range of perspectives.

•

Independence: Boards should be sufficiently independent from management (and significant shareholders) so as to ensure that they are able and motivated to effectively supervise management’s performance for the benefit of all shareholders, including in setting and monitoring the execution of corporate strategy, with appropriate use of shareholder capital, and in setting and monitoring executive compensation programs that support that strategy. The chair of the board should ideally be an independent director, and all boards should have an independent leadership position or a similar role in order to help provide appropriate counterbalance to executive management, as well as having sufficiently independent committees that focus on key governance concerns such as audit, compensation, and nomination of directors.

Sustainability Policy Recommendation: Generally vote for director nominees, except under the following circumstances (with new nominees1 considered on a case-by-case basis):

Accountability

Problematic Takeover Defenses, Capital Structure, and Governance Structures

Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.

Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000

[1]

A “new nominee” is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.

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companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:

•	A classified board structure;

•	A supermajority vote requirement;

•	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;

•	The inability of shareholders to call special meetings;

•	The inability of shareholders to act by written consent;

•	A multi-class capital structure; and/or

•	A non–shareholder-approved poison pill.

Poison Pills: Generally vote against or withhold from all nominees (except new nominees1, who should be considered case-by-case) if:

•	The company has a poison pill with a deadhand or slowhand feature[2];

•	The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval; or

•	The company has a long-term poison pill (with a term of over one year) that was not approved by the public shareholders[3].

Vote case-by-case on nominees if the board adopts an initial short-term pill3 (with a term of one year or less) without shareholder approval, taking into consideration:

•	The disclosed rationale for the adoption;

•	The trigger;

•	The company’s market capitalization (including absolute level and sudden changes);

•	A commitment to put any renewal to a shareholder vote; and

•	Other factors as relevant.

Unilateral Bylaw/Charter Amendments: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees2, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors:

•	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;

•	Disclosure by the company of any significant engagement with shareholders regarding the amendment;

•	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;

•	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;

•	The company’s ownership structure;

•	The company’s existing governance provisions;

•	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and,

[2]

If the short-term pill with a deadhand or slowhand feature is enacted but expires before the next shareholder vote, Sustainability Advisory Services will generally still recommend withhold/against nominees at the next shareholder meeting following its adoption.

[3]	Approval prior to, or in connection, with a company’s becoming publicly-traded, or in connection with a de-SPAC transaction, is insufficient.

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•	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees.

Generally vote against (except new nominees, who should be considered case-by-case) if the directors:

•	Classified the board;

•	Adopted supermajority vote requirements to amend the bylaws or charter;

•	Eliminated shareholders’ ability to amend bylaws;

•	Adopted a fee-shifting provision; or

•	Adopted another provision deemed egregious.

Problematic Governance Structure: For companies that hold or held their first annual meeting7 of public shareholders after Feb. 1, 2015,4 generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights

•	Supermajority vote requirements to amend the bylaws or charter;

•	A classified board structure; or

•	Other egregious provisions.

A provision which specifies that the problematic structure(s) will be sunset within seven years of the date of going public will be considered a mitigating factor.

Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.

Unequal Voting Rights: Generally vote withhold or against directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case), if the company employs a common stock structure with unequal voting rights5.

Exceptions to this policy will generally be limited to:

•	Newly-public companies[6] with a sunset provision of no more than seven years from the date of going public;

•	Limited Partnerships and the Operating Partnership (OP) unit structure of REITs;

•	Situations where the unequal voting rights are considered de minimis; or

•	The company provides sufficient protections for minority shareholders, such as allowing minority shareholders a regular binding vote on whether the capital structure should be maintained.

[4]	Includes companies that emerge from bankruptcy, SPAC transactions, spin-offs, direct listings, and those who complete a traditional initial public offering.
[5]

This generally includes classes of common stock that have additional votes per share than other shares; classes of shares that are not entitled to vote on all the same ballot items or nominees; or stock with time-phased voting rights (“loyalty shares”).

[6]	Newly-public companies generally include companies that emerge from bankruptcy, SPAC transactions, spin-offs, direct listings, and those who complete a traditional initial public offering.

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Management Proposals to Ratify Existing Charter or Bylaw Provisions: Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:

•	The presence of a shareholder proposal addressing the same issue on the same ballot;

•	The board’s rationale for seeking ratification;

•	Disclosure of actions to be taken by the board should the ratification proposal fail;

•	Disclosure of shareholder engagement regarding the board’s ratification request;

•	The level of impairment to shareholders’ rights caused by the existing provision;

•	The history of management and shareholder proposals on the provision at the company’s past meetings;

•	Whether the current provision was adopted in response to the shareholder proposal;

•	The company’s ownership structure; and

•	Previous use of ratification proposals to exclude shareholder proposals.

Restricting Binding Shareholder Proposals: Generally vote against or withhold from members of the governance committee if:

•

The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals, or share ownership requirements, subject matter restrictions, or time holding requirement in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis.

Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders’ rights. Generally, continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.

Problematic Audit-Related Practices

Generally, vote against or withhold from the members of the audit committee if:

•	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

•	The company receives an adverse opinion on the company’s financial statements from its auditor; or

•

There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the audit committee and potentially the full board if:

•

Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the compensation committee and potentially the full board if:

•	There is a significant misalignment between CEO pay and company performance (pay for performance);

•	The company maintains significant problematic pay practices;

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•	The board exhibits a significant level of poor communication and responsiveness to shareholders;

•	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or

•	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.

Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.

Problematic Pledging of Company Stock: Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:

•	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;

•	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;

•	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;

•	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and

•	Any other relevant factors.

Environmental, Social and Governance (ESG) Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

•	Material failures of governance, stewardship, risk oversight[7], or fiduciary responsibilities at the company, including failure to adequately guard against or manage ESG risks;

•	A lack of sustainability reporting in the company’s public documents and/or website in conjunction with a failure to adequately manage or mitigate ESG risks;

•	Failure to replace management as appropriate; or

•

Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Climate Risk Mitigation and Net Zero

For companies that are significant greenhouse gas (GHG) emitters, through their operations or value chain8, generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where Sustainability Advisory Services determines that the company is not taking the minimum steps need to be aligned with a Net Zero by 2050 trajectory.

For 2024, the minimum steps needed to be considered to be aligned with a Net Zero by 2050 trajectory are (all minimum criteria will be required to be in alignment with the policy):

[7]

Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor risk oversight of environmental and social issues, including climate change; significant environmental incidents including spills and pollution; large scale or repeat workplace fatalities or injuries; significant adverse legal judgments or settlements; or hedging of company stock.

[8]	For 2024, companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.

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•	The company has detailed disclosure of climate-related risks, such as according to the framework established by the Task Force on Climate-related Financial Disclosures (TCFD), including:

•	Board governance measures;

•	Corporate strategy;

•	Risk management analyses; and

•	Metrics and targets.

•	The company has declared a Net Zero target by 2050 or sooner and the target includes scope 1, 2, and relevant scope 3 emissions.

•	The company has set a medium-term target for reducing its GHG emissions.

Expectations about what constitutes “minimum steps needed to be aligned with a Net Zero by 2050 trajectory” will increase over time.

Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

•

The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:

•	Disclosed outreach efforts by the board to shareholders in the wake of the vote;

•	Rationale provided in the proxy statement for the level of implementation;

•	The subject matter of the proposal;

•	The level of support for and opposition to the resolution in past meetings;

•	Actions taken by the board in response to the majority vote and its engagement with shareholders;

•	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

•	Other factors as appropriate.

•	The board failed to act on takeover offers where the majority of shares are tendered;

•

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

Vote case-by-case on compensation committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:

•	The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:

•	The company’s response, including:

•

Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support (including the timing and frequency of engagements and whether independent directors participated);

•	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;

•	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

•	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

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Composition

Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except nominees who served only part of the fiscal year9) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

•	Medical issues/illness;

•	Family emergencies; and

•	Missing only one meeting (when the total of all meetings is three or fewer).

•

In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors: Generally, vote against or withhold from individual directors who:

•	Sit on more than five public company boards; or

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards[10].

Gender Diversity

Sustainability Policy Recommendation: Generally vote against or withhold from the chair of the nominating committee, or other nominees on a case-by-case basis, if the board lacks at least one director of an underrepresented gender identity11.

Racial and/or Ethnic Diversity

Sustainability Policy Recommendation: Generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) where the board has no apparent racially or ethnically diverse members12.

[9]	Nominees who served for only part of the fiscal year are generally exempted from the attendance policy.
[10]

Although all of a CEO’s subsidiary boards will be counted as separate boards, Sustainability Advisory Services will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

[11]	Underrepresented gender identity includes directors who identify as women or as non-binary.
[12]	Aggregate diversity statistics provided by the board will only be considered if specific to racial and/or ethnic diversity.

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Independence

Vote against or withhold from non-independent directors (Executive Directors and Non-Independent Non- Executive Directors per Sustainability Advisory Services’ Classification of Directors) when:

•	Independent directors comprise 50 percent or less of the board;

•	The non-independent director serves on the audit, compensation, or nominating committee;

•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or

•	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

Sustainability Policy Classification of Directors – U.S.

1.	Executive Director

1.1.	Current officer[1] of the company or one of its affiliates[2].

2.	Non-Independent Non-Executive Director

Board Identification

2.1.	Director identified as not independent by the board.

Controlling/Significant Shareholder

2.2.	Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a group).

Current Employment at Company or Partnership

2.3.	Non-officer employee of the firm (including employee representatives).

2.4.	Officer[1], former officer, or general or limited partner of a joint venture or partnership with the company.

Former Employment

2.5.	Former CEO of the company.[3],[4]

2.6.	Former non-CEO officer[1] of the company or an affiliate[2] within the past five years.

2.7.	Former officer[1] of an acquired company within the past five years[4].

2.8.	Officer [1] of a former parent or predecessor firm at the time the company was sold or split off within the past five years.

2.9.	Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months an assessment of the interim officer’s employment agreement will be made.[5]

Family Members

2.10.	Immediate family member[6] of a current or former officer[1] of the company or its affiliates[2] within the last five years.

2.11.

Immediate family member[6] of a current employee of company or its affiliates[2] where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role).

Professional, Transactional, and Charitable Relationships

2.12.

Director who (or whose immediate family member[6]) currently provides professional services[7] in excess of $10,000 per year to: the company, an affiliate[2], or an individual officer of the company or an affiliate; either directly or is (or whose family member is) a partner, employee, or controlling shareholder of an organization which provides the services.

2.13.

Director who (or whose immediate family member[6]) currently has any material transactional relationship[8] with the company or its affiliates[2]; or who is (or whose immediately family member[6] is) a partner in, or a controlling shareholder or an executive officer of, an organization which has the

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material	transactional relationship[8] (excluding investments in the company through a private placement).

2.14.

Director who (or whose immediate family member[6]) is a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowments[8] from the company or its affiliates[2].

Other Relationships

2.15.	Party to a voting agreement[9] to vote in line with management on proposals being brought to shareholder vote.

2.16.	Has (or an immediate family member[6] has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee[10].

2.17.	Founder[11] of the company but not currently an employee.

2.18.	Director with pay comparable to Named Executive Officers.

2.19.	Any material[12] relationship with the company.

3.	Independent Director

3.1.	No material[12] connection to the company other than a board seat.

Footnotes:

[1]

The definition of officer will generally follow that of a “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will be classified as an Affiliated Outsider under “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation in excess of $10,000 per year for serving in that capacity, then the director will be classified as an Independent Outsider.

[2]

“Affiliate” includes a subsidiary, sibling company, or parent company. Sustainability Advisory Services uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation. The manager/advisor of an externally managed issuer (EMI) is considered an affiliate.

[3]	Includes any former CEO of the company prior to the company’s initial public offering (IPO).
[4]

When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, Sustainability Advisory Services will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

[5]

Sustainability Advisory Services will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. Sustainability Advisory Services will also consider if a formal search process was under way for a full-time officer at the time.

[6]

“Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[7]

Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission-or fee-based payment structure. Professional services generally include, but are not limited to the following: investment banking/financial advisory

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services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; legal services; property management services; realtor services; lobbying services; executive search services; and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services; IT tech support services; educational services; and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.
[8]

A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity exceeding the greater of $200,000 or 5 percent of the recipient’s gross revenues, in the case of a company which follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, in the case of a company which follows NYSE listing standards. In the case of a company which follows neither of the preceding standards, Sustainability Advisory Services will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

[9]

Dissident directors who are parties to a voting agreement pursuant to a settlement or similar arrangement may be classified as independent outsiders if an analysis of the following factors indicates that the voting agreement does not compromise their alignment with all shareholders’ interests: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

[10]

Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

[11]

The operating involvement of the founder with the company will be considered; if the founder was never employed by the company, Sustainability Advisory Services may deem him or her an independent outsider.

[12]

For purposes of Sustainability Advisory Services’ director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

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Other Board-Related Proposals

Board Refreshment

Board refreshment is best implemented through an ongoing program of individual director evaluations, conducted annually, to ensure the evolving needs of the board are met and to bring in fresh perspectives, skills, and diversity as needed.

Term/Tenure Limits

Sustainability Policy Recommendation: Vote case-by-case on management proposals regarding director term/tenure limits, considering:

•	The rationale provided for adoption of the term/tenure limit;

•	The robustness of the company’s board evaluation process;

•	Whether the limit is of sufficient length to allow for a broad range of director tenures;

•	Whether the limit would disadvantage independent directors compared to non-independent directors; and

•	Whether the board will impose the limit evenly, and not have the ability to waive it in a discriminatory manner.

Vote case-by-case on shareholder proposals asking for the company to adopt director term/tenure limits, considering:

•	The scope of the shareholder proposal; and

•	Evidence of problematic issues at the company combined with, or exacerbated by, a lack of board refreshment.

Age Limits

Sustainability Policy Recommendation: Generally vote against management and shareholder proposals to limit the tenure of independent directors through mandatory retirement ages. Vote for proposals to remove mandatory age limits.

Board Size

Sustainability Policy Recommendation: Vote for proposals seeking to fix the board size or designate a range for the board size.

Vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

Sustainability Policy Recommendation: Vote against proposals to classify (stagger) the board.

Vote for proposals to repeal classified boards and to elect all directors annually.

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CEO Succession Planning

Sustainability Policy Recommendation: Generally vote for proposals seeking disclosure on a CEO succession planning policy, considering, at a minimum, the following factors:

•	The reasonableness/scope of the request; and

•	The company’s existing disclosure on its current CEO succession planning process.

Cumulative Voting

Sustainability Policy Recommendation: Generally vote against management proposals to eliminate cumulate voting, and for shareholder proposals to restore or provide for cumulative voting, unless:

•	The company has proxy access, thereby allowing shareholders to nominate directors to the company’s ballot; and

•

The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote for proposals for cumulative voting at controlled companies (insider voting power > 50%).

Director and Officer Indemnification, Liability Protection, and Exculpation

Sustainability Policy Recommendation: Vote case-by-case on proposals on director and officer indemnification liability protection, and exculpation13.

Consider the stated rationale for the proposed change. Also consider, among other factors, the extent to which the proposal would:

•	Eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

•	Eliminate directors’ and officers’ liability for monetary damages for violating the duty of loyalty.

•	Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness.

•

Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company’s board (i.e., “permissive indemnification”), but that previously the company was not required to indemnify.

Vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•	If the individual was found to have acted in good faith and in a manner that the individual reasonably believed was in the best interests of the company; and

•	If only the director’s legal expenses would be covered.

[13]	Indemnification: the condition of being secured against loss or damage.

Limited liability: a person’s financial liability is limited to a fixed sum, or personal financial assets are not at risk if the individual loses a lawsuit that results in financial award/damages to the plaintiff.

Exculpation: to eliminate or limit the personal liability of a director or officer to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director or officer.

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Establish/Amend Nominee Qualifications

Sustainability Policy Recommendation: Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and the degree to which they may preclude dissident nominees from joining the board.

Vote case-by-case on shareholder resolutions seeking a director nominee who possesses a particular subject matter expertise, considering:

•	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;

•	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;

•	The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and

•	The scope and structure of the proposal.

Establish Other Board Committee Proposals

Sustainability Policy Recommendation: Generally vote against shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

•	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;

•	Level of disclosure regarding the issue for which board oversight is sought;

•	Company performance related to the issue for which board oversight is sought;

•	Board committee structure compared to that of other companies in its industry sector; and

•	The scope and structure of the proposal.

Filling Vacancies/Removal of Directors

Sustainability Policy Recommendation: Vote against proposals that provide that directors may be removed only for cause.

•	Vote for proposals to restore shareholders’ ability to remove directors with or without cause.

•	Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

•	Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Board Chair

One of the principal functions of the board is to monitor and evaluate the performance of the CEO and other executive officers. The board chair’s duty to oversee management may be compromised when he/she is connected to or a part of the management team. Generally, Sustainability Advisory Services recommends supporting shareholder proposals that would require that the position of board chair be held by an individual with no materials ties to the company other than their board seat.

Sustainability Policy Recommendation: Generally, support shareholder proposals that would require the board chair to be independent of management.

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Majority of Independent Directors/Establishment of Independent Committees

Sustainability Policy Recommendation: Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by the Sustainability policy’s definition of independent outsider. (See Sustainability Policy Classification of Directors – U.S.)

Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless they currently meet that standard.

Majority Vote Standard for the Election of Directors

Sustainability Policy Recommendation: Generally vote for management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote against if no carve-out for a plurality vote standard in contested elections is included.

Generally vote for precatory and binding shareholder resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Proxy Access

Sustainability Policy Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

•	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;

•	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;

•	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;

•	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access.

Generally vote against proposals that are more restrictive than these guidelines.

Require More Nominees than Open Seats

Sustainability Policy Recommendation: Vote against shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

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Shareholder Engagement Policy (Shareholder Advisory Committee)

Sustainability Policy Recommendation: Generally vote for shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

•	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

•	Effectively disclosed information with respect to this structure to its shareholders;

•	Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and

•

The company has an independent chair or a lead director, according to Sustainability Advisory Services’ policy definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

Proxy Contests/Proxy Access -Voting for Director Nominees in Contested Elections

Sustainability Policy Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the company relative to its industry;

•	Management’s track record;

•	Background to the contested election;

•	Nominee qualifications and any compensatory arrangements;

•	Strategic plan of dissident slate and quality of the critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates); and

•	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than board seats).

Vote-No Campaigns

Sustainability Policy Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

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3.	Shareholder Rights & Defenses

Advance Notice Requirements for Shareholder Proposals/Nominations

Sustainability Policy Recommendation: Vote case-by-case on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/nominations must be no earlier than 120 days prior to the anniversary of the previous year’s meeting and have a submittal window of no shorter than 30 days from the beginning of the notice period (also known as a 90-120 day window). The submittal window is the period under which shareholders must file their proposal/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Amend Bylaws without Shareholder Consent

Sustainability Policy Recommendation: Vote against proposals giving the board exclusive authority to amend the bylaws.

Vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Control Share Acquisition Provisions

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Sustainability Policy Recommendation: Vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote against proposals to amend the charter to include control share acquisition provisions.

Vote for proposals to restore voting rights to the control shares.

Control Share Cash-Out Provisions

Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Sustainability Policy Recommendation: Vote for proposals to opt out of control share cash-out statutes.

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Disgorgement Provisions

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions.

Sustainability Policy Recommendation: Vote for proposals to opt out of state disgorgement provisions.

Fair Price Provisions

Sustainability Policy Recommendation: Vote case-by-case on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-Out Provisions

Sustainability Policy Recommendation: Vote for proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Sustainability Policy Recommendation: Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote case-by-case on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Shareholder Litigation Rights

Federal Forum Selection Provisions

Federal forum selection provisions require that U.S. federal courts be the sole forum for shareholders to litigate claims arising under federal securities law.

Sustainability Policy Recommendation: Generally vote for federal forum selection provisions in the charter or bylaws that specify “the district courts of the United States” as the exclusive forum for federal securities law matters, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

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Vote against provisions that restrict the forum to a particular federal district court; unilateral adoption (without a shareholder vote) of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Exclusive Forum Provisions for State Law Matters

Exclusive forum provisions in the charter or bylaws restrict shareholders’ ability to bring derivative lawsuits against the company, for claims arising out of state corporate law, to the courts of a particular state (generally the state of incorporation).

Sustainability Policy Recommendation: Generally vote for charter or bylaw provisions that specify courts located within the state of Delaware as the exclusive forum for corporate law matters for Delaware corporations, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

For states other than Delaware, vote case-by-case on exclusive forum provisions, taking into consideration:

•	The company’s stated rationale for adopting such a provision;

•	Disclosure of past harm from duplicative shareholder lawsuits in more than one forum;

•	The breadth of application of the charter or bylaw provision, including the types of lawsuits to which it would apply and the definition of key terms; and

•

Governance features such as shareholders’ ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the charter or bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against provisions that specify a state other than the state of incorporation as the exclusive forum for corporate law matters, or that specify a particular local court within the state; unilateral adoption of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Fee Shifting

Fee-shifting provisions in the charter or bylaws require that a shareholder who sues a company unsuccessfully pay all litigation expenses of the defendant corporation and its directors and officers.

Sustainability Policy Recommendation: Generally vote against provisions that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., including cases where the plaintiffs are partially successful).

Unilateral adoption of a fee-shifting provision will generally be considered an ongoing failure under the Unilateral Bylaw/Charter Amendments and Problematic Capital Structures policy.

Net Operating Loss (NOL) Protective Amendments

Sustainability Policy Recommendation: Vote against proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (NOL) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

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•

The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);

•

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

Poison Pills (Shareholder Rights Plans)

Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

Sustainability Policy Recommendation: Vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or

•

The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote for the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Management Proposals to Ratify a Poison Pill

Sustainability Policy Recommendation: Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

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Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Sustainability Policy Recommendation: Vote against proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

•

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

Proxy Voting Disclosure, Confidentiality, and Tabulation

Sustainability Policy Recommendation: Vote case-by-case on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Specific issues covered under the policy include, but are not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company’s vote-counting methodology.

While a variety of factors may be considered in each analysis, the guiding principles are: transparency, consistency, and fairness in the proxy voting process. The factors considered, as applicable to the proposal, may include:

•	The scope and structure of the proposal;

•

The company’s stated confidential voting policy (or other relevant policies) and whether it ensures a “level playing field” by providing shareholder proponents with equal access to vote information prior to the annual meeting;

•	The company’s vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the proxy voting process and maintains the integrity of vote results;

•	Whether the company’s disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;

•	Any recent controversies or concerns related to the company’s proxy voting mechanics;

•	Any unintended consequences resulting from implementation of the proposal; and

•	Any other factors that may be relevant.

Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions

Sustainability Policy Recommendation: Generally vote against management proposals to ratify provisions of the company’s existing charter or bylaws, unless these governance provisions align with best practice.

In addition, voting against/withhold from individual directors, members of the governance committee, or the full board may be warranted, considering:

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•	The presence of a shareholder proposal addressing the same issue on the same ballot;

•	The board’s rationale for seeking ratification;

•	Disclosure of actions to be taken by the board should the ratification proposal fail;

•	Disclosure of shareholder engagement regarding the board’s ratification request;

•	The level of impairment to shareholders’ rights caused by the existing provision;

•	The history of management and shareholder proposals on the provision at the company’s past meetings;

•	Whether the current provision was adopted in response to the shareholder proposal;

•	The company’s ownership structure; and

•	Previous use of ratification proposals to exclude shareholder proposals.

Reimbursing Proxy Solicitation Expenses

Sustainability Policy Recommendation: Vote case-by-case on proposals to reimburse proxy solicitation expenses.

When voting in conjunction with support of a dissident slate, vote for the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•	The election of fewer than 50% of the directors to be elected is contested in the election;

•	One or more of the dissident’s candidates is elected;

•	Shareholders are not permitted to cumulate their votes for directors; and

•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Reincorporation Proposals

Sustainability Policy Recommendation: Management or shareholder proposals to change a company’s state of incorporation should be evaluated case-by-case, giving consideration to both financial and corporate governance concerns including the following:

•	Reasons for reincorporation;

•	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and

•	Comparison of corporation laws of original state and destination state.

•	Vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.

Shareholder Ability to Act by Written Consent

Sustainability Policy Recommendation: Generally vote against management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•	Shareholders’ current right to act by written consent;

•	The consent threshold;

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of, and management’s response to, previous shareholder proposals.

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Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

•	An unfettered[14] right for shareholders to call special meetings at a 10 percent threshold;

•	A majority vote standard in uncontested director elections;

•	No non-shareholder-approved pill; and

•	An annually elected board.

Shareholder Ability to Call Special Meetings

Sustainability Policy Recommendation: Vote against management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

•	Shareholders’ current right to call special meetings;

•	Minimum ownership threshold necessary to call special meetings (10% preferred);

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of, and management’s response to, previous shareholder proposals.

Stakeholder Provisions

Sustainability Policy Recommendation: Vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes

Sustainability Policy Recommendation: Vote case-by-case on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

Supermajority Vote Requirements

Sustainability Policy Recommendation: Vote against proposals to require a supermajority shareholder vote.

Vote for management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote case-by-case, taking into account:

•	Ownership structure;

•	Quorum requirements; and

•	Vote requirements.

[14]

“Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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Virtual Shareholder Meetings

Sustainability Policy Recommendation: Generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only15 meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.

Vote case-by-case on shareholder proposals concerning virtual-only meetings, considering:

•	Scope and rationale of the proposal; and

•	Concerns identified with the company’s prior meeting practices.

[15]	Virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively using technology without a corresponding in-person meeting.

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4.	Capital/Restructuring

Capital

Adjustments to Par Value of Common Stock

Sustainability Policy Recommendation: Vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.

Vote for management proposals to eliminate par value.

Common Stock Authorization

General Authorization Requests

Sustainability Policy Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of common stock that are to be used for general corporate purposes:

•	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares.

•	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares.

•	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.

•	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.

Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

•	The proposal seeks to increase the number of authorized shares of the class of common stock that has superior voting rights to other share classes;

•	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;

•	The company has a non-shareholder approved poison pill (including an NOL pill); or

•

The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

•	In, or subsequent to, the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;

•	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or

•	A government body has in the past year required the company to increase its capital ratios.

For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

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Specific Authorization Requests

Sustainability Policy Recommendation: Generally vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

•	twice the amount needed to support the transactions on the ballot, and

•	the allowable increase as calculated for general issuances above.

Dual Class Structure

Sustainability Policy Recommendation: Generally vote against proposals to create a new class of common stock unless:

•	The company discloses a compelling rationale for the dual-class capital structure, such as:

•	The company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or

•	The new class of shares will be transitory;

•	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and

•	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Sustainability Policy Recommendation: Vote against proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder- approved shareholder rights plan (poison pill).

Preemptive Rights

Sustainability Policy Recommendation: Vote case-by-case on shareholder proposals that seek preemptive rights, taking into consideration:

•	The size of the company;

•	The shareholder base; and

•	The liquidity of the stock.

Preferred Stock Authorization

General Authorization Requests

Sustainability Policy Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of preferred stock that are to be used for general corporate purposes:

•	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares.

•	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares.

•	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.

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•	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.

•	If no preferred shares are currently issued and outstanding, vote against the request, unless the company discloses a specific use for the shares.

Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

•	If the shares requested are blank check preferred shares that can be used for antitakeover purposes;[16]

•

The company seeks to increase a class of non-convertible preferred shares entitled to more than one vote per share on matters that do not solely affect the rights of preferred stockholders “supervoting shares”);

•

The company seeks to increase a class of convertible preferred shares entitled to a number of votes greater than the number of common shares into which they’re convertible (“supervoting shares”) on matters that do not solely affect the rights of preferred stockholders;

•	The stated intent of the increase in the general authorization is to allow the company to increase an existing designated class of supervoting preferred shares;

•	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;

•	The company has a non-shareholder approved poison pill (including an NOL pill); or

•

The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

•	In, or subsequent to, the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;

•	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or

•	A government body has in the past year required the company to increase its capital ratios.

For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

Specific Authorization Requests

Sustainability Policy Recommendation: Generally vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

•	twice the amount needed to support the transactions on the ballot, and

•	the allowable increase as calculated for general issuances above.

[16]

To be acceptable, appropriate disclosure would be needed that the shares are “declawed”: i.e., representation by the board that it will not, without prior stockholder approval, issue or use the preferred stock for any defensive or anti-takeover purpose or for the purpose of implementing any stockholder rights plan.

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Recapitalization Plans

Sustainability Policy Recommendation: Vote case-by-case on recapitalizations (reclassifications of securities), taking into account the following:

•	More simplified capital structure;

•	Enhanced liquidity;

•	Fairness of conversion terms;

•	Impact on voting power and dividends;

•	Reasons for the reclassification;

•	Conflicts of interest; and

•	Other alternatives considered.

Reverse Stock Splits

Sustainability Policy Recommendation: Vote for management proposals to implement a reverse stock split if:

•	The number of authorized shares will be proportionately reduced; or

•	The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with Sustainability Advisory Services’ Common Stock Authorization policy.

Vote case-by-case on proposals that do not meet either of the above conditions, taking into consideration the following factors:

•	Stock exchange notification to the company of a potential delisting;

•	Disclosure of substantial doubt about the company’s ability to continue as a going concern without additional financing;

•	The company’s rationale; or

•	Other factors as applicable.

Share Repurchase Programs

Sustainability Policy Recommendation: For U.S.-incorporated companies, and foreign-incorporated U.S. Domestic Issuers that are traded solely on U.S. exchanges, vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open-market repurchases, in the absence of company-specific concerns regarding:

•	Greenmail,

•	The use of buybacks to inappropriately manipulate incentive compensation metrics,

•	Threats to the company’s long-term viability, or

•	Other company-specific factors as warranted.

Vote case-by-case on proposals to repurchase shares directly from specified shareholders, balancing the stated rationale against the possibility for the repurchase authority to be misused, such as to repurchase shares from insiders at a premium to market price.

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Stock Distributions: Splits and Dividends

Sustainability Policy Recommendation: Generally vote for management proposals to increase the common share authorization for stock split or stock dividend, provided that the effective increase in authorized shares is equal to or is less than the allowable increase calculated in accordance with Sustainability Advisory Services’ Common Stock Authorization policy.

Tracking Stock

Sustainability Policy Recommendation: Vote case-by-case on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

•	Adverse governance changes;

•	Excessive increases in authorized capital stock;

•	Unfair method of distribution;

•	Diminution of voting rights;

•	Adverse conversion features;

•	Negative impact on stock option plans; and

•	Alternatives such as spin-off.

Share Issuance Mandates at U.S. Domestic Issuers Incorporated Outside the U.S.

Sustainability Policy Recommendation: For U.S. domestic issuers incorporated outside the U.S. and listed solely on a U.S. exchange, generally vote for resolutions to authorize the issuance of common shares up to 20 percent of currently issued common share capital, where not tied to a specific transaction or financing proposal.

For pre-revenue or other early-stage companies that are heavily reliant on periodic equity financing, generally vote for resolutions to authorize the issuance of common shares up to 50 percent of currently issued common share capital. The burden of proof will be on the company to establish that it has a need for the higher limit.

Renewal of such mandates should be sought at each year’s annual meeting.

Vote case-by-case on share issuances for a specific transaction or financing proposal.

Restructuring

Appraisal Rights

Sustainability Policy Recommendation: Vote for proposals to restore or provide shareholders with rights of appraisal.

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Asset Purchases

Sustainability Policy Recommendation: Vote case-by-case on asset purchase proposals, considering the following factors:

•	Purchase price;

•	Fairness opinion;

•	Financial and strategic benefits;

•	How the deal was negotiated;

•	Conflicts of interest;

•	Other alternatives for the business;

•	Non-completion risk.

Asset Sales

Sustainability Policy Recommendation: Vote case-by-case on asset sales, considering the following factors:

•	Impact on the balance sheet/working capital;

•	Potential elimination of diseconomies;

•	Anticipated financial and operating benefits;

•	Anticipated use of funds;

•	Value received for the asset;

•	Fairness opinion;

•	How the deal was negotiated;

•	Conflicts of interest.

Bundled Proposals

Sustainability Policy Recommendation: Vote case-by-case on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

Sustainability Policy Recommendation: Vote case-by-case on proposals regarding conversion of securities. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

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Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

Sustainability Policy Recommendation: Vote case-by-case on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:

•	Dilution to existing shareholders’ positions;

•	Terms of the offer—discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;

•	Financial issues—company’s financial situation; degree of need for capital; use of proceeds; effect of the financing on the company’s cost of capital;

•	Management’s efforts to pursue other alternatives;

•	Control issues—change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and

•	Conflict of interest—arm’s length transaction, managerial incentives.

Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Sustainability Policy Recommendation: Vote case-by-case on proposals regarding the formation of a holding company, taking into consideration the following:

•	The reasons for the change;

•	Any financial or tax benefits;

•	Regulatory benefits;

•	Increases in capital structure; and

•	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend for the transaction, vote against the formation of a holding company if the transaction would include either of the following:

•	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or

•	Adverse changes in shareholder rights.

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Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)

Sustainability Policy Recommendation: Vote case-by-case on going private transactions, taking into account the following:

•	Offer price/premium;

•	Fairness opinion;

•	How the deal was negotiated;

•	Conflicts of interest;

•	Other alternatives/offers considered; and

•	Non-completion risk.

Vote case-by-case on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

•	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

•	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:

•	Are all shareholders able to participate in the transaction?

•	Will there be a liquid market for remaining shareholders following the transaction?

•	Does the company have strong corporate governance?

•	Will insiders reap the gains of control following the proposed transaction?

•	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

Joint Ventures

Sustainability Policy Recommendation: Vote case-by-case on proposals to form joint ventures, taking into account the following:

•	Percentage of assets/business contributed;

•	Percentage ownership;

•	Financial and strategic benefits;

•	Governance structure;

•	Conflicts of interest;

•	Other alternatives; and

•	Non-completion risk.

Liquidations

Sustainability Policy Recommendation: Vote case-by-case on liquidations, taking into account the following:

•	Management’s efforts to pursue other alternatives;

•	Appraisal value of assets; and

•	The compensation plan for executives managing the liquidation.

Vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

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Mergers and Acquisitions

Sustainability Policy Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation—Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction—How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•

Strategic rationale—Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Negotiations and process—Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•

Conflicts of interest—Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger.

•

Governance—Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Private Placements/Warrants/Convertible Debentures

Sustainability Policy Recommendation: Vote case-by-case on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

•

Dilution to existing shareholders’ position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of “out of the money” warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company’s stock price that must occur to trigger the dilutive event.

•	Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):

•

The terms of the offer should be weighed against the alternatives of the company and in light of company’s financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.

•

When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry and anticipation of future performance.

•	Financial issues:

•	The company’s financial condition;

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•	Degree of need for capital;

•	Use of proceeds;

•	Effect of the financing on the company’s cost of capital;

•	Current and proposed cash burn rate;

•	Going concern viability and the state of the capital and credit markets.

•

Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger or sale of part or all of the company.

•	Control issues:

•	Change in management;

•	Change in control;

•	Guaranteed board and committee seats;

•	Standstill provisions;

•	Voting agreements;

•	Veto power over certain corporate actions; and

•	Minority versus majority ownership and corresponding minority discount or majority control premium

•	Conflicts of interest:

•	Conflicts of interest should be viewed from the perspective of the company and the investor.

•	Were the terms of the transaction negotiated at arm’s length? Are managerial incentives aligned with shareholder interests?

•	Market reaction:

•	The market’s response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one day impact on the unaffected stock price.

Vote for the private placement, or for the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reorganization/Restructuring Plan (Bankruptcy)

Sustainability Policy Recommendation: Vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

•	Estimated value and financial prospects of the reorganized company;

•	Percentage ownership of current shareholders in the reorganized company;

•	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an official equity committee);

•	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);

•	Existence of a superior alternative to the plan of reorganization; and

•	Governance of the reorganized company.

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Special Purpose Acquisition Corporations (SPACs)

Sustainability Policy Recommendation: Vote case-by-case on SPAC mergers and acquisitions taking into account the following:

•

Valuation—Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.

•

Market reaction—How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

•

Deal timing—A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

•	Negotiations and process—What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.

•

Conflicts of interest—How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80% rule (the charter requires that the fair market value of the target is at least equal to 80% of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.

•	Voting agreements—Are the sponsors entering into enter into any voting agreements/ tender offers with shareholders who are likely to vote against the proposed merger or exercise conversion rights?

•	Governance—What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

Special Purpose Acquisition Corporations (SPACs)—Proposals for Extensions

Sustainability Policy Recommendation: Vote case-by-case on SPAC extension proposals taking into account the length of the requested extension, the status of any pending transaction(s) or progression of the acquisition process, any added incentive for non-redeeming shareholders, and any prior extension requests.

•	Length of request: Typically, extension requests range from two to six months, depending on the progression of the SPAC’s acquistion process.

•

Pending transaction(s) or progression of the acquisition process: Sometimes an intial business combination was already put to a shareholder vote, but, for varying reasons, the transaction could not be consummated by the termination date and the SPAC is requesting an extension. Other times, the SPAC has entered into a definitive transaction agreement, but needs additional time to consummate or hold the shareholder meeting.

•

Added incentive for non-redeeming shareholders: Sometimes the SPAC sponsor (or other insiders) will contribute, typically as a loan to the company, additional funds that will be added to the redemption value of each public share as long as such shares are not redeemed in connection with the extension request. The purpose of the “equity kicker” is to incentivize shareholders to hold their shares through the end of the requested extension or until the time the transaction is put to a shareholder vote, rather than electing redeemption at the extension proposal meeting.

•	Prior extension requests: Some SPACs request additional time beyond the extension period sought in prior extension requests.

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Spin-offs

Sustainability Policy Recommendation: Vote case-by-case on spin-offs, considering:

•	Tax and regulatory advantages;

•	Planned use of the sale proceeds;

•	Valuation of spinoff;

•	Fairness opinion;

•	Benefits to the parent company;

•	Conflicts of interest;

•	Managerial incentives;

•	Corporate governance changes;

•	Changes in the capital structure.

Value Maximization Shareholder Proposals

Sustainability Policy Recommendation: Vote case-by-case on shareholder proposals seeking to maximize shareholder value by:

•	Hiring a financial advisor to explore strategic alternatives;

•	Selling the company; or

•	Liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:

•	Prolonged poor performance with no turnaround in sight;

•	Signs of entrenched board and management (such as the adoption of takeover defenses);

•	Strategic plan in place for improving value;

•	Likelihood of receiving reasonable value in a sale or dissolution; and

•	The company actively exploring its strategic options, including retaining a financial advisor.

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5.	Compensation

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.

Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.

Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.

Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.

Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)

Sustainability Policy Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:

•	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);

•	The company maintains significant problematic pay practices;

•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the compensation committee and potentially the full board if:

•

There is no SOP on the ballot, and an against vote on an SOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

•	The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;

•	The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or

•	The situation is egregious.

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PRIMARY EVALUATION FACTORS FOR EXECUTIVE PAY

Pay-for-Performance Evaluation

Sustainability Advisory Services annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 or Russell 3000E Indices17, this analysis considers the following:

1.	Peer Group[18] Alignment:

•	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.

•	The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.

•	The multiple of the CEO’s total pay relative to the peer group median in the most recent fiscal year.

2.

Absolute Alignment[19] – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

•	The ratio of performance- to time-based incentive awards;

•	The overall ratio of performance-based compensation;

•	The rigor of performance goals;

•	The complexity and risks around pay program design;

•	The transparency and clarity of disclosure;

•	The company’s peer group benchmarking practices;

•	Financial/operational results, both absolute and relative to peers;

•	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

•	Realizable pay[20] compared to grant pay; and

•	Any other factors deemed relevant.

[17]	The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.
[18]

The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company’s selected peers’ GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market cap bucket that is reflective of the company’s. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.

[19]	Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.
[20]	Sustainability Advisory Services research reports include realizable pay for S&P1500 companies.

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Problematic Pay Practices

Problematic pay elements are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;

•	Incentives that may motivate excessive risk-taking or present a windfall risk; and

•	Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.

The list of examples below highlights certain problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARs without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•	Extraordinary perquisites or tax gross-ups;

•	New or materially amended agreements that provide for:

•	Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);

•	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers) or in connection with a problematic Good Reason definition;

•	CIC excise tax gross-up entitlements (including “modified” gross-ups);

•	Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;

•	Liberal CIC definition combined with any single-trigger CIC benefits;

•	Severance payments made when the termination is not clearly disclosed as involuntary (for example, a termination without cause or resignation for good reason);

•	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible;

•	Any other provision or practice deemed to be egregious and present a significant risk to investors.

The above examples are not an exhaustive list. Please refer to ISS’ U.S. Compensation Policies FAQ document for additional detail on specific pay practices that have been identified as problematic and may lead to negative vote recommendations.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Duration of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

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•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

•	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

•	The company’s response, including:

•

Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support (including the timing and frequency of engagements and whether independent directors participated);

•	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;

•	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

Sustainability Policy Recommendation: Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Sustainability Policy Recommendation: Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an “against” recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

•	Single- or modified-single-trigger cash severance;

•	Single-trigger acceleration of unvested equity awards;

•	Full acceleration of equity awards granted shortly before the change in control;

•	Acceleration of performance awards above the target level of performance without compelling rationale;

•	Excessive cash severance (>3x base salary and bonus);

•	Excise tax gross-ups triggered and payable;

•	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or

•

Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

•	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (management say-on-pay), the say-on-pay proposal will be evaluated in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

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Equity-Based and Other Incentive Plans

Please refer to Sustainability Advisory Services’ U.S. Equity Compensation Plans FAQ document for additional details on the Equity Plan Scorecard policy.

Sustainability Policy Recommendation: Vote case-by-case on certain equity-based compensation plans21depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “Equity Plan Scorecard” (EPSC) approach with three pillars:

•

Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

•	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and

•	SVT based only on new shares requested plus shares remaining for future grants.

•	Plan Features:

•	Quality of disclosure around vesting upon a change in control (CIC);

•	Discretionary vesting authority;

•	Liberal share recycling on various award types;

•	Lack of minimum vesting period for grants made under the plan;

•	Dividends payable prior to award vesting.

•	Grant Practices:

•	The company’s three year burn rate relative to its industry/market cap peers;

•	Vesting requirements in CEO’S recent equity grants (3-year look-back);

•	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);

•	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;

•	Whether the company maintains a sufficient claw-back policy;

•	Whether the company maintains sufficient post exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following egregious factors (“overriding factors”) apply:

•	Awards may vest in connection with a liberal change-of-control definition;

•

The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies — or by not prohibiting it when the company has a history of repricing – for non-listed companies);

•	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;

•	The plan is excessively dilutive to shareholders’ holdings;

•	The plan contains an evergreen (automatic share replenishment) feature; or

•	Any other plan features are determined to have a significant negative impact on shareholder interests.

[21]

Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

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FURTHER INFORMATION ON CERTAIN EPSC FACTORS

Shareholder Value Transfer (SVT)

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types.

For proposals subject to Equity Plan Scorecard evaluation, Shareholder Value Transfer is reasonable if it falls below a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s benchmark.22

Three-Year Value-Adjusted Burn Rate

A “Value-Adjusted Burn Rate” is used for stock plan evaluations. Value-Adjusted Burn Rate benchmarks are calculated as the greater of: (1) an industry-specific threshold based on three-year burn rates within the company’s GICS group segmented by S&P 500, Russell 3000 index (less the S&P 500) and non-Russell 3000 index; and (2) a de minimis threshold established separately for each of the S&P 500, the Russell 3000 index less the S&P 500, and the non-Russell 3000 index. Year-over-year burn-rate benchmark changes will be limited to a predetermined range above or below the prior year’s burn-rate benchmark.

The Value-Adjusted Burn Rate will be calculated as follows:

Value-Adjusted Burn Rate = ((# of options * option’s dollar value using a Black-Scholes model) + (# of full-value awards * stock price)) / (Weighted average common shares * stock price).

Egregious Factors

Liberal Change in Control Definition

Generally vote against equity plans if the plan has a liberal definition of change in control and the equity awards could vest upon such liberal definition of change-in-control, even though an actual change in control may not occur. Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

[22]	For plans evaluated under the Equity Plan Scorecard policy, the company’s SVT benchmark is considered along with other factors.

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Repricing Provisions

Vote against plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. “Repricing” includes the ability to do any of the following:

•	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;

•	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs;

•	Cancel underwater options in exchange for stock awards; or

•	Provide cash buyouts of underwater options.

While the above cover most types of repricing, Sustainability Advisory Services may view other provisions as akin to repricing depending on the facts and circumstances.

Also, vote against or withhold from members of the Compensation Committee who approved repricing (as defined above or otherwise determined by Sustainability Advisory Services) without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote against plans that do not expressly prohibit repricing or cash buyout of underwater options without shareholder approval if the company has a history of repricing/buyouts without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Problematic Pay Practices or Significant Pay-for-Performance Disconnect

If the equity plan on the ballot is a vehicle for problematic pay practices, vote against the plan.

If a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, and there is an equity plan on the ballot with the CEO as one of the participants, Sustainability Advisory Services may recommend a vote against the equity plan. Considerations in voting against the equity plan may include, but are not limited to:

•	Magnitude of pay misalignment;

•	Contribution of non–performance-based equity grants to overall pay; and

•	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer level.

Specific Treatment of Certain Award Types in Equity Plan Evaluations

Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

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Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

Other Compensation Plans

401(k) Employee Benefit Plans

Sustainability Policy Recommendation: Vote for proposals to implement a 401(k) savings plan for employees.

Employee Stock Ownership Plans (ESOPs)

Sustainability Policy Recommendation: Vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans—Qualified Plans

Sustainability Policy Recommendation: Vote case-by-case on qualified employee stock purchase plans. Vote for employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value;

•	Offering period is 27 months or less; and

•	The number of shares allocated to the plan is 10 percent or less of the outstanding shares.

Vote against qualified employee stock purchase plans where any of the following apply:

•	Purchase price is less than 85 percent of fair market value; or

•	Offering period is greater than 27 months; or

•	The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Employee Stock Purchase Plans—Non-Qualified Plans

Sustainability Policy Recommendation: Vote case-by-case on nonqualified employee stock purchase plans. Vote for nonqualified employee stock purchase plans with all the following features:

•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•	No discount on the stock price on the date of purchase when there is a company matching contribution.

Vote against nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution or effective discount exceeds the above, Sustainability Advisory Services may evaluate the SVT cost as part of the assessment.

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Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))

Sustainability Policy Recommendation: Vote case-by-case on amendments to cash and equity incentive plans.

Generally vote for proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

•	Addresses administrative features only; or

•

Seeks approval for Section 162(m) purposes only, and the plan administering committee consists entirely of independent outsiders, per Sustainability Advisory Services’ Classification of Directors. Note that if the company is presenting the plan to shareholders for the first time after the company’s initial public offering (IPO), or if the proposal is bundled with other material plan amendments, then the recommendation will be case-by-case (see below).

Vote against such proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

•

Seeks approval for Section 162(m) purposes only, and the plan administering committee does not consist entirely of independent outsiders, per Sustainability Advisory Services’ Classification of Directors.

Vote case-by-case on all other proposals to amend cash incentive plans. This includes plans presented to shareholders for the first time after the company’s IPO and/or proposals that bundle material amendment(s) other than those for Section 162(m) purposes

Vote case-by-case on all other proposals to amend equity incentive plans, considering the following:

•

If the proposal requests additional shares and/or the amendments may potentially increase the transfer of shareholder value to employees, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of the amendments.

•

If the plan is being presented to shareholders for the first time after the company’s IPO, whether or not additional shares are being requested, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of any amendments.

•

If there is no request for additional shares and the amendments are not deemed to potentially increase the transfer of shareholder value to employees, then the recommendation will be based entirely on an analysis of the overall impact of the amendments, and the EPSC evaluation will be shown for informational purposes.

Option Exchange Programs/Repricing Options

Sustainability Policy Recommendation: Vote case-by-case on management proposals seeking approval to exchange/reprice options taking into consideration:

•	Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing--was the stock price decline beyond management’s control?

•	Is this a value-for-value exchange?

•	Are surrendered stock options added back to the plan reserve?

•	Timing—repricing should occur at least one year out from any precipitous drop in company’s stock price;

•	Option vesting—does the new option vest immediately or is there a black-out period?

•	Term of the option--the term should remain the same as that of the replaced option;

•	Exercise price—should be set at fair market or a premium to market;

•	Participants—executive officers and directors must be excluded.

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If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. and warrants additional scrutiny. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote for shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

Sustainability Policy Recommendation: Vote case-by-case on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote for non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote case-by-case on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, no adjustments will be made to carve out the in-lieu-of cash compensation.

Transfer Stock Option (TSO) Programs

Sustainability Policy Recommendation: One-time Transfers: Vote against or withhold from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote case-by-case on one-time transfers. Vote for if:

•	Executive officers and non-employee directors are excluded from participating;

•

Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

•	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

•	Eligibility;

•	Vesting;

•	Bid-price;

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•	Term of options;

•	Cost of the program and impact of the TSOs on company’s total option expense

•	Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Director Compensation

Shareholder Ratification of Director Pay Programs

Sustainability Policy Recommendation: Vote case-by-case on management proposals seeking ratification of non-employee director compensation, based on the following factors:

•	If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and

•	An assessment of the following qualitative factors:

•	The relative magnitude of director compensation as compared to companies of a similar profile;

•	The presence of problematic pay practices relating to director compensation;

•	Director stock ownership guidelines and holding requirements;

•	Equity award vesting schedules;

•	The mix of cash and equity-based compensation;

•	Meaningful limits on director compensation;

•	The availability of retirement benefits or perquisites; and

•	The quality of disclosure surrounding director compensation.

Equity Plans for Non-Employee Directors

Sustainability Policy Recommendation: Vote case-by-case on compensation plans for non-employee directors, based on:

•

The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;

•	The company’s three-year burn rate relative to its industry/market cap peers; and

•	The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).

On occasion, director stock plans will exceed the plan cost or burn rate benchmarks when combined with employee or executive stock plans. In such cases, vote case-by-case on the plan taking into consideration the following qualitative factors:

•	The relative magnitude of director compensation as compared to companies of a similar profile;

•	The presence of problematic pay practices relating to director compensation;

•	Director stock ownership guidelines and holding requirements;

•	Equity award vesting schedules;

•	The mix of cash and equity-based compensation;

•	Meaningful limits on director compensation;

•	The availability of retirement benefits or perquisites; and

•	The quality of disclosure surrounding director compensation.

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Non-Employee Director Retirement Plans

Sustainability Policy Recommendation: Vote against retirement plans for non-employee directors.

Vote for shareholder proposals to eliminate retirement plans for non-employee directors.

Shareholder Proposals on Compensation

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

Sustainability Policy Recommendation: Generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

Bonus Banking/Bonus Banking “Plus”

Sustainability Policy Recommendation: Vote case-by-case on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

•	The company’s past practices regarding equity and cash compensation;

•	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and

•	Whether the company has a rigorous claw-back policy in place.

Compensation Consultants—Disclosure of Board or Company’s Utilization

Sustainability Policy Recommendation: Generally vote for shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s), and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

Sustainability Policy Recommendation: Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote against shareholder proposals seeking to eliminate stock options or any other equity grants to employees or directors.

Vote against shareholder proposals requiring director fees be paid in stock only.

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Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote case-by-case on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

Golden Coffins/Executive Death Benefits

Sustainability Policy Recommendation: Generally vote for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

Hold Equity Past Retirement or for a Significant Period of Time

Sustainability Policy Recommendation: Vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans. The following factors will be taken into account:

•	The percentage/ratio of net shares required to be retained;

•	The time period required to retain the shares;

•	Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements;

•	Whether the company has any other policies aimed at mitigating risk taking by executives;

•	Executives’ actual stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s existing requirements; and

Pay Disparity

Sustainability Policy Recommendation: Generally vote case-by-case on proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees.

Pay for Performance/Performance-Based Awards

Sustainability Policy Recommendation: Vote case-by-case on shareholder proposals requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

•

First, vote for shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a meaningful premium to be considered performance-based awards.

•

Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote for the proposal. Furthermore, if target performance results in an above target payout, vote for the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric

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of the performance-based equity program, vote for the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote for the shareholder proposal if the company does not meet both of the above two steps.

Pay for Superior Performance

Sustainability Policy Recommendation: Vote case-by-case on shareholder proposals that request the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives. These proposals generally include the following principles:

•	Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;

•	Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;

•

Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

•	Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies;

•

Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

•	What aspects of the company’s annual and long-term equity incentive programs are performance driven?

•

If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

•	Can shareholders assess the correlation between pay and performance based on the current disclosure?

•	What type of industry and stage of business cycle does the company belong to?

Pre-Arranged Trading Plans (10b5-1 Plans)

Sustainability Policy Recommendation: Generally vote for shareholder proposals calling for the addition of certain safeguards in prearranged trading plans (10b5-1 plans) for executives. Safeguards may include:

•	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed in a Form 8-K;

•	Amendment or early termination of a 10b5-1 Plan allowed only under extraordinary circumstances, as determined by the board;

•	Request that a certain number of days that must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

•	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

•	An executive may not trade in company stock outside the 10b5-1 Plan;

•	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

Prohibit Outside CEOs from Serving on Compensation Committees

Sustainability Policy Recommendation: Generally vote against proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

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Recoupment of Incentive or Stock Compensation in Specified Circumstances

Sustainability Policy Recommendation: Vote case-by-case on proposals to recoup incentive cash or stock compensation made to senior executives if it is later determined that the figures upon which incentive compensation is earned turn out to have been in error, or if the senior executive has breached company policy or has engaged in misconduct that may be significantly detrimental to the company’s financial position or reputation, or if the senior executive failed to manage or monitor risks that subsequently led to significant financial or reputational harm to the company. Many companies have adopted policies that permit recoupment in cases where an executive’s fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. However, such policies may be narrow given that not all misconduct or negligence may result in significant financial restatements. Misconduct, negligence or lack of sufficient oversight by senior executives may lead to significant financial loss or reputational damage that may have long-lasting impact.

In considering whether to support such shareholder proposals, the following factors will be taken into consideration:

•	If the company has adopted a formal recoupment policy;

•	The rigor of the recoupment policy focusing on how and under what circumstances the company may recoup incentive or stock compensation;

•	Whether the company has chronic restatement history or material financial problems;

•	Whether the company’s policy substantially addresses the concerns raised by the proponent;

•	Disclosure of recoupment of incentive or stock compensation from senior executives or lack thereof; or

•	Any other relevant factors.

Severance Agreements for Executives/Golden Parachutes

Sustainability Policy Recommendation: Vote case-by-case on shareholder proposals requiring that executive severance (including change-in-control related) arrangements or payments be submitted for shareholder ratification.

Factors that will be considered include, but are not limited to:

•	The company’s severance or change-in-control agreements in place, and the presence of problematic features (such as excessive severance entitlements, single triggers, excise tax gross-ups, etc.);

•	Any existing limits on cash severance payouts or policies which require shareholder ratification of severance payments exceeding a certain level;

•	Any recent severance-related controversies; and

•	Whether the proposal is overly prescriptive, such as requiring shareholder approval of severance that does not exceed market norms.

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Share Buyback Proposals

Sustainability Policy Recommendation: Generally vote against shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote for the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Vote case-by-case on proposals requesting the company exclude the impact of share buybacks from the calculation of incentive program metrics, considering the following factors:

•	The frequency and timing of the company’s share buybacks;

•	The use of per-share metrics in incentive plans;

•	The effect of recent buybacks on incentive metric results and payouts; and

•	Whether there is any indication of metric result manipulation.

Supplemental Executive Retirement Plans (SERPs)

Sustainability Policy Recommendation: Generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote for shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary or those pay elements covered for the general employee population.

Tax Gross-Up Proposals

Sustainability Policy Recommendation: Generally vote for proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity

Sustainability Policy Recommendation: Vote case-by-case on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.

The following factors will be considered:

•

The company’s current treatment of equity in change-of-control situations (i.e. is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.);

•	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Generally vote for proposals seeking a policy that prohibits acceleration of the vesting of equity awards to senior executives in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

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6.	Social and Environmental Issues

Global Approach

Socially responsible shareholder resolutions receive a great deal more attention from institutional shareholders today than in the past. While focusing on value enhancement through risk mitigation and exposure to new sustainability-related opportunities, these resolutions also seek standardized reporting on ESG issues, request information regarding an issuer’s adoption of, or adherence to, relevant norms, standards, codes of conduct or universally recognized international initiatives to promote disclosure and transparency. Sustainability Advisory Services generally supports standards-based ESG shareholder proposals that enhance long-term shareholder and stakeholder value while aligning the interests of the company with those of society at large. In particular, the policy will focus on resolutions seeking greater transparency and/or adherence to internationally recognized standards and principles.

Sustainability Policy Recommendation: In determining our vote recommendation on standardized ESG reporting shareholder proposals, we also analyze the following factors:

•	Whether the proposal itself is well framed and reasonable;

•	Whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;

•	The percentage of sales, assets and earnings affected;

•	Whether the company has already responded in some appropriate manner to the request embodied in a proposal;

•	Whether the company’s analysis and voting recommendation to shareholders is persuasive;

•	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s environmental or social practices;

•	What other companies have done in response to the issue addressed in the proposal;

•	Whether implementation of the proposal would achieve the objectives sought in the proposal; and

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing.

Animal Welfare

Animal Welfare Policies

Sustainability Policy Recommendation: Generally vote for proposals seeking a report on a company’s animal welfare standards, or animal welfare-related risks, unless:

•	The company has already published a set of animal welfare standards and monitors compliance;
•	The company’s standards are comparable to industry peers; and
•	There are no recent significant fines, litigation, or controversies related to the company’s and/or its suppliers’ treatment of animals.

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Animal Testing

Sustainability Policy Recommendation: Generally vote against proposals to phase out the use of animals in product testing, unless:

•	The company is conducting animal testing programs that are unnecessary or not required by regulation;

•	The company is conducting animal testing when suitable alternatives are commonly accepted and used by industry peers; or

•	There are recent, significant fines or litigation related to the company’s treatment of animals.

Animal Slaughter

Sustainability Policy Recommendation: Generally vote against proposals requesting the implementation of Controlled Atmosphere Killing (CAK) methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

Vote case-by-case on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

Consumer Issues

Genetically Modified Ingredients

Sustainability Policy Recommendation: Generally vote against proposals requesting that a company voluntarily label genetically engineered (GE) ingredients in its products. The labeling of products with GE ingredients is best left to the appropriate regulatory authorities.

Vote case-by-case on proposals asking for a report on the feasibility of labeling products containing GE ingredients, taking into account:

•	The potential impact of such labeling on the company’s business;

•	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

•	Company’s current disclosure on the feasibility of GE product labeling.

Generally vote FOR proposals seeking a report on the social, health, and environmental effects of genetically modified organism (GMOs).

Generally vote against proposals to eliminate GE ingredients from the company’s products, or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such decisions are more appropriately made by management with consideration of current regulations.

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Reports on Potentially Controversial Business/Financial Practices

Sustainability Policy Recommendation: Vote case-by-case on requests for reports on a company’s potentially controversial business or financial practices or products, taking into account:

•	Whether the company has adequately disclosed mechanisms in place to prevent abuses;

•	Whether the company has adequately disclosed the financial risks of the products/practices in question;

•	Whether the company has been subject to violations of related laws or serious controversies; and

•	Peer companies’ policies/practices in this area.

Consumer Lending

Sustainability Policy Recommendation: Vote case-by-case on requests for reports on the company’s lending guidelines and procedures taking into account:

•	Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;

•	Whether the company has adequately disclosed the financial risks of the lending products in question;

•	Whether the company has been subject to violations of lending laws or serious lending controversies; and

•	Peer companies’ policies to prevent abusive lending practices.

Pharmaceutical Pricing, Access to Medicines, Product Reimportation and Health Pandemics

Sustainability Policy Recommendation: Generally vote against proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing practices.

Vote case-by-case on proposals requesting that a company report on its product pricing or access to medicine policies, considering:

•	The potential for reputational, market, and regulatory risk exposure;

•	Existing disclosure of relevant policies;

•	Deviation from established industry norms;

•	Relevant company initiatives to provide research and/or products to disadvantaged consumers;

•	Whether the proposal focuses on specific products or geographic regions;

•	The potential burden and scope of the requested report; and

•	Recent significant controversies, litigation, or fines at the company.

Generally vote for proposals requesting that a company report on the financial and legal impact of its prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote against proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

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Health Pandemics

Sustainability Policy Recommendation: Vote case-by-case on requests for reports outlining the impact of health pandemics (such as COVID-19, HIV/AIDS, malaria, tuberculosis, and avian flu) on the company’s operations and how the company is responding to the situation, taking into account:

•	The scope of the company’s operations in the affected/relevant area(s);

•	The company’s existing healthcare policies, including benefits and healthcare access; and

•	Company donations to relevant healthcare providers.

Vote against proposals asking companies to establish, implement, and report on a standard of response to health pandemics (such as HIV/AIDS, malaria, tuberculosis, and avian flu), unless the company has significant operations in the affected markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

Product Safety and Toxic/Hazardous Materials

Sustainability Policy Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain.

Generally vote for resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials.

Generally vote against resolutions requiring that a company reformulate its products.

Tobacco-Related Proposals

Sustainability Policy Recommendation: Vote case-by-case on resolutions regarding the advertisement of tobacco products, considering:

•	Recent related fines, controversies, or significant litigation;

•	Whether the company complies with relevant laws and regulations on the marketing of tobacco;

•	Whether the company’s advertising restrictions deviate from those of industry peers;

•	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth; and

•	Whether restrictions on marketing to youth extend to foreign countries.

Vote case-by-case on proposals regarding second-hand smoke, considering;

•	Whether the company complies with all laws and regulations;

•	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness; and

•	The risk of any health-related liabilities.

Generally vote against resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.

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Generally vote against proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

Climate Change

Climate Change/Greenhouse Gas (GHG) Emissions

Climate change has emerged as the most significant environmental threat to the planet to date. Scientists agree that gases released by chemical reactions including the burning of fossil fuels contribute to a “greenhouse effect” that traps the planet’s heat. Environmentalists claim that the greenhouse gases produced by the industrial age have caused recent weather crises such as heat waves, rainstorms, melting glaciers, rising sea levels and receding coastlines. With notable exceptions, business leaders have described the rise and fall of global temperatures as naturally occurring phenomena and depicted corporate impact on climate change as minimal. Shareholder proposals asking a company to issue a report to shareholders, “at reasonable cost and omitting proprietary information,” on greenhouse gas emissions ask that the report include descriptions of efforts within companies to reduce emissions, their financial exposure and potential liability from operations that contribute to global warming, their direct or indirect efforts to promote the view that global warming is not a threat and their goals in reducing these emissions from their operations. Proponents argue that there is scientific proof that the burning of fossil fuels causes global warming, that future legislation may make companies financially liable for their contributions to global warming, and that a report on the company’s role in global warming can be assembled at reasonable cost.

Sustainability Policy Recommendation:

•

Vote for shareholder proposals seeking information on the financial, physical, or regulatory risks it faces related to climate change- on its operations and investments, or on how the company identifies, measures, and manage such risks.

•	Vote for shareholder proposals calling for the reduction of GHG emissions.

•

Vote for shareholder proposals seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change.

•	Vote for shareholder proposals requesting a report/disclosure of goals on GHG emissions from company operations and/or products.

Say on Climate (SoC) Management Proposals

Sustainability Policy Recommendation: Vote case-by-case on management proposals that request shareholders to approve the company’s climate transition action plan23, taking into account the completeness and rigor of the plan. Information that will be considered where available includes the following:

•	The extent to which the company’s climate related disclosures are in line with TCFD recommendations and meet other market standards;

•	Disclosure of its operational and supply chain GHG emissions (Scopes 1, 2, and 3);

•	The completeness and rigor of company’s short-, medium-, and long-term targets for reducing operational and supply chain GHG emissions (Scopes 1, 2, and 3 if relevant);

•	Whether the company has sought and received third-party approval that its targets are science-based;

•	Whether the company has made a commitment to be “net zero” for operational and supply chain emissions (Scopes 1, 2, and 3) by 2050;

[23]	Variations of this request also include climate transition related ambitions, or commitment to reporting on the implementation of a climate plan.

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•	Whether the company discloses a commitment to report on the implementation of its plan in subsequent years;

•	Whether the company’s climate data has received third-party assurance;

•	Disclosure of how the company’s lobbying activities and its capital expenditures align with company strategy;

•	Whether there are specific industry decarbonization challenges; and

•	The company’s related commitment, disclosure, and performance compared to its industry peers.

Say on Climate (SoC) Shareholder Proposals

Sustainability Policy Recommendation: Vote case-by-case on shareholder proposals that request the company to disclose a report providing its GHG emissions levels and reduction targets and/or its upcoming/approved climate transition action plan and provide shareholders the opportunity to express approval or disapproval of its GHG emissions reduction plan, taking into account information such as the following:

•	The completeness and rigor of the company’s climate-related disclosure;

•	The company’s actual GHG emissions performance;

•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to its GHG emissions; and

•	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive.

Energy Efficiency

Sustainability Policy Recommendation: Generally vote for proposals requesting that a company report on its energy efficiency policies.

Renewable Energy

Sustainability Policy Recommendation: Generally vote for requests for reports on the feasibility of developing renewable energy resources.

Generally vote for proposals requesting that the company invest in renewable energy resources.

Diversity

Board Diversity

Sustainability Policy Recommendation: Generally vote for requests for reports on a company’s efforts to diversify the board, unless:

•	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and

•	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Generally vote for shareholder proposals that ask the company to take reasonable steps to increase the levels of underrepresented gender identities and racial minorities on the board.

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Equality of Opportunity

Sustainability Policy Recommendation: Generally vote for proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data.

Generally vote for proposals seeking information on the diversity efforts of suppliers and service providers.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

Sustainability Policy Recommendation: Generally vote for proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would be unduly burdensome.

Generally vote for proposals to extend company benefits to domestic partners.

Gender, Race/Ethnicity Pay Gap

Sustainability Policy Recommendation: Vote case-by-case on requests for reports on a company’s pay data by gender or race/ethnicity or a report on a company’s policies and goals to reduce any gender or race/ethnicity pay gaps, taking into account:

•	The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;

•	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender, race, or ethnicity pay gap issues;

•	The company’s disclosure regarding gender, race, or ethnicity pay gap policies or initiatives compared to its industry peers; and

•	Local laws regarding categorization of race and/or ethnicity and definitions of ethnic and/or racial minorities.

Racial Equity and/or Civil Rights Audits

Sustainability Policy Recommendation: Generally vote for proposals requesting that a company conduct an independent racial equity and/or civil rights audit, considering company disclosures, policies, actions, and engagements.

Environment and Sustainability

Facility and Workplace Safety

Sustainability Policy Recommendation: Vote case-by-case on resolutions requesting that a company report on safety and/or security risks associated with its operations and/or facilities, considering:

•	The company’s compliance with applicable regulations and guidelines;

•	The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and

•	The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.

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Hydraulic Fracturing

Sustainability Policy Recommendation: Generally vote for proposals requesting greater disclosure of a company’s (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations.

Operations in Protected Areas

Sustainability Policy Recommendation: Generally vote for requests for reports on potential environmental damage as a result of company operations in protected regions, unless:

•	Operations in the specified regions are not permitted by current laws or regulations;

•	The company does not currently have operations or plans to develop operations in these protected regions; or

•	The company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.

Recycling

Sustainability Policy Recommendation: Vote FOR proposals to adopt a comprehensive recycling strategy, taking into account:

•	The nature of the company’s business;

•	The current level of disclosure of the company’s existing related programs;

•	The timetable and methods of program implementation prescribed by the proposal;

•	The company’s ability to address the issues raised in the proposal; and

•	How the company’s recycling programs compare to similar programs of its industry peers.

Sustainability Reporting

Shareholders may request general environmental disclosures or reports on a specific location/operation, often requesting that the company detail the environmental risks and potential liabilities of a specific project. Increasingly, companies have begun reporting on environmental and sustainability issues using the Global Reporting Initiative (GRI) standards. The GRI was established in 1997 with the mission of developing globally applicable guidelines for reporting on economic, environmental, and social performance. The GRI was developed by Ceres (formerly known as the Coalition for Environmentally Responsible Economies, CERES) in partnership with the United Nations Environment Programme (UNEP).

Ceres was formed in the wake of the March 1989 Exxon Valdez oil spill, when a consortium of investors, environmental groups, and religious organizations drafted what were originally named the Valdez Principles. Later to be renamed the CERES Principles, and now branded as the Ceres Roadmap to 2030, corporate signatories to the Ceres Roadmap to 2030 pledge to publicly report on environmental issues, including protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction in a standardized form.

The Equator Principles are the financial industry’s benchmark for determining, assessing and managing social and environmental risk in project financing. The Principles were first launched in June 2003 and were ultimately adopted by over forty financial institutions during a three year implementation period. The principles were subsequently revised in July 2006 to take into account the new performance standards approved by the World Bank Group’s International Finance Corporation (IFC). The third iteration of the Principles was launched in June 2013 and it amplified the banks’ commitments to social responsibility, including human rights, climate change, and

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transparency. Financial institutions adopt these principles to ensure that the projects they venture in are developed in a socially responsible manner and reflect sound environmental management practices.

Sustainability Policy Recommendation:

•	Vote for shareholder proposals seeking greater disclosure on the company’s environmental and social practices, and/or associated risks and liabilities.

•	Vote for shareholder proposals asking companies to report in accordance with the Global Reporting Initiative (GRI).

•	Vote for shareholder proposals seeking the preparation of sustainability reports.

•	Vote for shareholder proposals to study or implement the CERES Roadmap 2030.

•	Vote for shareholder proposals to study or implement the Equator Principles.

Water Issues

Sustainability Policy Recommendation: Generally vote for on proposals requesting a company to report on, or to adopt a new policy on, water-related risks and concerns, taking into account:

•	The company’s current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;

•	Whether or not the company’s existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;

•	The potential financial impact or risk to the company associated with water-related concerns or issues; and

•	Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

Equator Principles

The Equator Principles are the financial industry’s benchmark for determining, assessing and managing social and environmental risk in project financing. First launched in June 2003, the Principles were ultimately adopted by over forty financial institutions over a three-year implementation period. Since its adoption, the Principles have undergone a number of revisions, expanding the use of performance standards and signatory banks’ banks’ commitments to social responsibility, including human rights, climate change, and transparency. The fourth iteration of the Principles was launched in November 2019, incorporating amendments and new commitment to human rights, climate change, Indigenous Peoples and biodiversity related topics. Financial institutions adopt these principles to ensure that the projects they finance are developed in a socially responsible manner and reflect sound environmental management practices. As of 2019, 101 financial institutions have officially adopted the Equator Principles.

Sustainability Policy Recommendation: Vote for shareholder proposals to study or implement the Equator Principles.

General Corporate Issues

Charitable Contributions

Sustainability Policy Recommendation: Vote against proposals restricting a company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.

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Data Security, Privacy, and Internet Issues

Sustainability Policy Recommendation: Vote case-by-case on proposals requesting the disclosure or implementation of data security, privacy, or information access and management policies and procedures, considering:

•	The level of disclosure of company policies and procedures relating to data security, privacy, freedom of speech, information access and management, and Internet censorship;

•	Engagement in dialogue with governments or relevant groups with respect to data security, privacy, or the free flow of information on the Internet;

•	The scope of business involvement and of investment in countries whose governments censor or monitor the Internet and other telecommunications;

•	Applicable market-specific laws or regulations that may be imposed on the company; and

•	Controversies, fines, or litigation related to data security, privacy, freedom of speech, or Internet censorship.

Environmental, Social, and Governance (ESG) Compensation-Related Proposals

Sustainability Policy Recommendation: Generally vote for proposals to link, or report on linking, executive compensation to environmental and social criteria (such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, or predatory lending).

Human Rights, Labor Issues, and International Operations

Investors, international human rights groups, and labor advocacy groups have long been making attempts to safeguard worker rights in the international marketplace. In instances where companies themselves operate factories in developing countries for example, these advocates have asked that the companies adopt global corporate human rights standards that guarantee sustainable wages and safe working conditions for their workers abroad. Companies that contract out portions of their manufacturing operations to foreign companies have been asked to ensure that the products they receive from those contractors have not been made using forced labor, child labor, or sweatshop labor. These companies are asked to adopt formal vendor standards that, among other things, include monitoring or auditing mechanisms. Globalization, relocation of production overseas, and widespread use of subcontractors and vendors, often make it difficult to obtain a complete picture of a company’s labor practices in global markets. Many Investors believe that companies would benefit from adopting a human rights policy based on the Universal Declaration of Human Rights and the International Labor Organization’s Core Labor Standards. Efforts that seek greater disclosure on a company’s labor practices and that seek to establish minimum standards for a company’s operations will be supported. In addition, requests for independent monitoring of overseas operations will be supported.

The Sustainability Policy generally supports proposals that call for the adoption and/or enforcement of principles or codes relating to countries in which there are systematic violations of human rights; such as the use of slave, child, or prison labor; a government that is illegitimate; or there is a call by human rights advocates, pro-democracy organizations, or legitimately-elected representatives for economic sanctions. The use of child, sweatshop, or forced labor is unethical and can damage corporate reputations. Poor labor practices can lead to litigation against the company, which can be costly and time consuming.

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Human Rights Proposals

Sustainability Policy Recommendation:

•	Generally vote for proposals requesting a report on company or company supplier labor and/or human rights standards and policies.

•	Vote for shareholder proposals to implement human rights standards and workplace codes of conduct.

•	Vote for shareholder proposals calling for the implementation and reporting on ILO codes of conduct, SA 8000 Standards, or the Global Sullivan Principles.

•	Vote for shareholder proposals that call for the adoption and/or enforcement of principles or codes relating to countries in which there are systematic violations of human rights.

•

Vote for shareholder proposals that call for independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with codes.

•

Vote for shareholder proposals that seek publication of a “Code of Conduct” to the company’s foreign suppliers and licensees, requiring they satisfy all applicable standards and laws protecting employees’ wages, benefits, working conditions, freedom of association, and other rights.

•

Vote for shareholder proposals seeking reports on, or the adoption of, vendor standards including: reporting on incentives to encourage suppliers to raise standards rather than terminate contracts and providing public disclosure of contract supplier reviews on a regular basis.

•

Vote for shareholder proposals to adopt labor standards for foreign and domestic suppliers to ensure that the company will not do business with foreign suppliers that manufacture products for sale using forced labor, child labor, or that fail to comply with applicable laws protecting employee’s wages and working conditions.

•	Vote for proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process.

Mandatory Arbitration

Sustainability Policy Recommendation: Vote case-by-case on requests for a report on a company’s use of mandatory arbitration on employment-related claims, taking into account:

•	The company’s current policies and practices related to the use of mandatory arbitration agreements on workplace claims;

•	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to the use of mandatory arbitration agreements on workplace claims; and

•	The company’s disclosure of its policies and practices related to the use of mandatory arbitration agreements compared to its peers.

MacBride Principles

These resolutions have called for the adoption of the MacBride Principles for operations located in Northern Ireland. They request companies operating abroad to support the equal employment opportunity policies that apply in facilities they operate domestically. The principles were established to address the sectarian hiring problems between Protestants and Catholics in Northern Ireland. It is well documented that Northern Ireland’s Catholic community faced much higher unemployment figures than the Protestant community. In response to this problem, the U.K. government instituted the New Fair Employment Act of 1989 (and subsequent amendments) to address the sectarian hiring problems.

Many companies believe that the Act adequately addresses the problems and that further action, including adoption of the MacBride Principles, only duplicates the efforts already underway. In evaluating a proposal to adopt the MacBride Principles, shareholders must decide whether the principles will cause companies to divest, and therefore worsen the unemployment problem, or whether the principles will promote equal hiring practices.

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Proponents believe that the Fair Employment Act does not sufficiently address the sectarian hiring problems. They argue that the MacBride Principles serve to stabilize the situation and promote further investment.

Sustainability Policy Recommendation: Support the MacBride Principles for operations in Northern Ireland that request companies to abide by equal employment opportunity policies.

Community Social and Environmental Impact Assessments

Sustainability Policy Recommendation: Generally vote for requests for reports outlining policies and/or the potential (community) social and/or environmental impact of company operations considering:

•	Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;

•

The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;

•	The nature, purpose, and scope of the company’s operations in the specific region(s);

•	The degree to which company policies and procedures are consistent with industry norms; and

•	Scope of the resolution.

Operations in High-Risk Markets

Sustainability Policy Recommendation: Vote case-by-case on requests for a report on a company’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

•	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;

•	Current disclosure of applicable risk assessment(s) and risk management procedures;

•	Compliance with U.S. sanctions and laws;

•	Consideration of other international policies, standards, and laws; and

•	Whether the company has been recently involved in recent, significant controversies, fines or litigation related to its operations in “high-risk” markets.

Outsourcing/Offshoring

Sustainability Policy Recommendation: Vote case-by-case on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

•	Controversies surrounding operations in the relevant market(s);

•	The value of the requested report to shareholders;

•	The company’s current level of disclosure of relevant information on outsourcing and plant closure procedures; and

•	The company’s existing human rights standards relative to industry peers.

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Sexual Harassment

Sustainability Policy Recommendation: Vote case-by-case on requests for a report on company actions taken to strengthen policies and oversight to prevent workplace sexual harassment, or a report on risks posed by a company’s failure to prevent workplace sexual harassment, taking into account:

•	The company’s current policies, practices, oversight mechanisms related to preventing workplace sexual harassment;

•	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to workplace sexual harassment issues; and

•	The company’s disclosure regarding workplace sexual harassment policies or initiatives compared to its industry peers.

Weapons and Military Sales

Sustainability Policy Recommendation: Vote against reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Generally vote against proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Political Activities

Lobbying

Sustainability Policy Recommendation: Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

•	The company’s current disclosure of relevant lobbying policies, and management and board oversight;

•	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and

•	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

Political Contributions

Sustainability Policy Recommendation: Generally vote for proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities, considering:

•	The company’s policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;

•	The company’s disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and

•	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

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Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Political Ties

Sustainability Policy Recommendation: Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

•	There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Political Expenditures and Lobbying Congruency

Sustainability Policy Recommendation: Generally vote for proposals requesting greater disclosure of a company’s alignment of political contributions, lobbying, and electioneering spending with a company’s publicly stated values and policies, unless the terms of the proposal are unduly restrictive. Additionally, Sustainability Advisory Services will consider whether:

•

The company’s policies, management, board oversight, governance processes, and level of disclosure related to direct political contributions, lobbying activities, and payments to trade associations, political action committees, or other groups that may be used for political purposes;

•

The company’s disclosure regarding: the reasons for its support of candidates for public offices; the reasons for support of and participation in trade associations or other groups that may make political contributions; and other political activities;

•	Any incongruencies identified between a company’s direct and indirect political expenditures and its publicly stated values and priorities;

•	Recent significant controversies related to the company’s direct and indirect lobbying, political contributions, or political activities.

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7.	Mutual Fund Proxies

Election of Directors

Sustainability Policy Recommendation: Vote case-by-case on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Closed End Funds- Unilateral Opt-In to Control Share Acquisition Statutes

Sustainability Policy Recommendation: For closed-end management investment companies (CEFs), vote against or withhold from nominating/governance committee members (or other directors on a case-by-case basis) at CEFs that have not provided a compelling rationale for opting-in to a Control Share Acquisition statute, nor submitted a by-law amendment to a shareholder vote.

Converting Closed-end Fund to Open-end Fund

Sustainability Policy Recommendation: Vote case-by-case on conversion proposals, considering the following factors:

•	Past performance as a closed-end fund;

•	Market in which the fund invests;

•	Measures taken by the board to address the discount; and

•	Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Sustainability Policy Recommendation: Vote case-by-case on proxy contests, considering the following factors:

•	Past performance relative to its peers;

•	Market in which fund invests;

•	Measures taken by the board to address the issues;

•	Past shareholder activism, board activity, and votes on related proposals;

•	Strategy of the incumbents versus the dissidents;

•	Independence of directors;

•	Experience and skills of director candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment.

Investment Advisory Agreements

Sustainability Policy Recommendation: Vote case-by-case on investment advisory agreements, considering the following factors:

•	Proposed and current fee schedules;

•	Fund category/investment objective;

•	Performance benchmarks;

•	Share price performance as compared with peers;

•	Resulting fees relative to peers;

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•	Assignments (where the advisor undergoes a change of control).

Approving New Classes or Series of Shares

Sustainability Policy Recommendation: Vote for the establishment of new classes or series of shares.

Preferred Stock Proposals

Sustainability Policy Recommendation: Vote case-by-case on the authorization for or increase in preferred shares, considering the following factors:

•	Stated specific financing purpose;

•	Possible dilution for common shares;

•	Whether the shares can be used for antitakeover purposes.

1940 Act Policies

Sustainability Policy Recommendation: Vote case-by-case on policies under the Investment Advisor Act of 1940, considering the following factors:

•	Potential competitiveness;

•	Regulatory developments;

•	Current and potential returns; and

•	Current and potential risk.

Generally vote for these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Sustainability Policy Recommendation: Vote case-by-case on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•	The fund’s target investments;

•	The reasons given by the fund for the change; and

•	The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

Sustainability Policy Recommendation: Vote against proposals to change a fund’s fundamental investment objective to non-fundamental.

Name Change Proposals

Sustainability Policy Recommendation: Vote case-by-case on name change proposals, considering the following factors:

•	Political/economic changes in the target market;

•	Consolidation in the target market; and

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•	Current asset composition.

Change in Fund’s Subclassification

Sustainability Policy Recommendation: Vote case-by-case on changes in a fund’s sub-classification, considering the following factors:

•	Potential competitiveness;

•	Current and potential returns;

•	Risk of concentration;

•	Consolidation in target industry.

Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value

Sustainability Policy Recommendation: Vote for proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

•

The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;

•

The sale is deemed to be in the best interests of shareholders by (1) a majority of the company’s independent directors and (2) a majority of the company’s directors who have no financial interest in the issuance; and

•	The company has demonstrated responsible past use of share issuances by either:

•	Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or

•	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

Disposition of Assets/Termination/Liquidation

Sustainability Policy Recommendation: Vote case-by-case on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

•	Strategies employed to salvage the company;

•	The fund’s past performance;

•	The terms of the liquidation.

Changes to the Charter Document

Sustainability Policy Recommendation: Vote case-by-case on changes to the charter document, considering the following factors:

•	The degree of change implied by the proposal;

•	The efficiencies that could result;

•	The state of incorporation;

•	Regulatory standards and implications.

Vote against any of the following changes:

•	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

•	Removal of shareholder approval requirement for amendments to the new declaration of trust;

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•

Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

•	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares;

•	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

•	Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund

Sustainability Policy Recommendation: Vote case-by-case on re-incorporations, considering the following factors:

•	Regulations of both states;

•	Required fundamental policies of both states;

•	The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval

Sustainability Policy Recommendation: Vote against proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

Distribution Agreements

Sustainability Policy Recommendation: Vote case-by-case on distribution agreement proposals, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives;

•	The proposed distributor’s reputation and past performance;

•	The competitiveness of the fund in the industry;

•	The terms of the agreement.

Master-Feeder Structure

Sustainability Policy Recommendation: Vote for the establishment of a master-feeder structure.

Mergers

Sustainability Policy Recommendation: Vote case-by-case on merger proposals, considering the following factors:

•	Resulting fee structure;

•	Performance of both funds;

•	Continuity of management personnel;

•	Changes in corporate governance and their impact on shareholder rights.

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Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

Sustainability Policy Recommendation: Generally vote against shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Sustainability Policy Recommendation: Vote case-by-case on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote for the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor

Sustainability Policy Recommendation: Vote case-by-case on proposals to terminate the investment advisor, considering the following factors:

•	Performance of the fund’s Net Asset Value (NAV);

•	The fund’s history of shareholder relations;

•	The performance of other funds under the advisor’s management.

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8.	Foreign Private Issuers Listed on U.S. Exchanges

Sustainability Policy Recommendation: Vote against (or withhold from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. Otherwise, they, and all other voting items, will be evaluated using the relevant regional or market approach under the Sustainability proxy voting guidelines.

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Email sales@issgovernance.com or visit www.issgovernance.com for more information.

Founded in 1985, Institutional Shareholder Services group of companies (ISS) empowers investors and companies to build for long-term and sustainable growth by providing high-quality data, analytics and insight. ISS, which is majority owned by Deutsche Bourse Group, along with Genstar Capital and ISS management, is a leading provider of corporate governance and responsible investment solutions, market intelligence, fund services, and events and editorial content for institutional investors and corporations, globally. ISS’ 2,600 employees operate worldwide across 29 global locations in 15 countries. Its approximately 3,400 clients include many of the world’s leading institutional investors who rely on ISS’ objective and impartial offerings, as well as public companies focused on ESG and governance risk mitigation as a shareholder value enhancing measure. Clients rely on ISS’ expertise to help them make informed investment decisions. This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

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ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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Proxy Voting Policies and Procedures

EFFECTIVE AS OF MARCH 2023

Allspring Global Investments (Allspring) Stewardship

As fiduciaries, we are committed to effective stewardship of the assets we manage on behalf of our clients. To us, good stewardship reflects responsible, active ownership and includes both engaging with investee companies and voting proxies in a manner that we believe will maximize the long-term value of our investments.

Scope of Policies and Procedures

In conjunction with the Allspring Engagement Policy, these Proxy Voting Policies and Procedures (“Policies and Procedures”) set out how Allspring complies with applicable regulatory requirements in respect of how we exercise voting rights when we invest in shares traded on a regulated market on behalf of a client.

With respect to client accounts of Allspring Funds Management, LLC (“Allspring Funds Management”)this includes, among others, Allspring Funds Trust, Allspring Master Trust, Allspring Variable Trust, Allspring Global Dividend Opportunity Fund, Allspring Income Opportunities Fund, Allspring Multi-Sector Income Fund, Allspring Utilities and High Income Fund (the “Trusts”). It also includes Allspring (Lux) Worldwide Fund and Allspring Worldwide Alternative Fund SICAV-SIF, both domiciled in Luxembourg (the “Luxembourg Funds”). Aside from the investment funds managed by Funds Management, Allspring also offers medium term note programs, managed for issuers of such notes domiciled in Luxembourg. Hereafter, all series of the Trusts, and all such Trusts not having separate series, and all sub-funds of the Luxembourg Funds, as well as the MTN issuers, are referred to as the “Investment Products”. In addition, these Policies and Procedures are used to determine how to vote proxies for the assets managed on behalf of Allspring’s other clients. Not all clients delegate proxy voting authority to Allspring. Allspring will not vote proxies, or provide advice to clients on how to vote proxies in the absence of specific delegation of authority, a pre-existing contractual agreement, or an obligation under applicable law (e.g., securities that are held in an investment advisory account for which Allspring exercises no investment discretion are not voted by Allspring).

Luxembourg Products

Allspring Global Investments Luxembourg S.A. (“Allspring Luxembourg”) has delegated the portfolio management of the Luxembourg Funds it manages to Allspring and the responsibility for exercising voting rights in conjunction with such delegation; as such, these Policies and Procedures shall apply to the portfolio management of the Allspring (Lux) Worldwide Fund. The respective portfolio management may also delegate the responsibility for exercising voting rights to the Proxy Voting Vendor, with the prior consent of Allspring Luxembourg. Responsibility for exercising voting rights has also been delegated to Allspring with respect to the Allspring Worldwide Alternative Fund SICAV-SIF and to the MTN issuers.

Voting Philosophy

Allspring has adopted these Policies and Procedures to ensure that proxies are voted in the best interests of clients and Investment Product investors, without regard to any relationship that any affiliated person of Allspring or the Investment Product (or an affiliated person of such affiliated person) may have with the issuer. Allspring exercises its voting responsibility as a fiduciary with the goal of maximizing value to clients consistent with governing laws and the investment policies of each client. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership activism, Allspring supports sound corporate governance practices at companies in which client assets are invested.

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Allspring has established an appropriate strategy determining when and how the voting rights related to the instruments held in portfolios managed are exercised, so that these rights are exclusively reserved to the relevant Investment Product and its investors.

Proxy Administration

Allspring’s Stewardship Team (“Stewardship”) administers the proxy voting process. The Stewardship Team is part of the Allspring Sustainability Team. Stewardship is responsible for administering and overseeing the proxy voting process to ensure the implementation of the Policies and Procedures, including regular operational reviews, typically conducted on a weekly basis. Stewardship monitors third party voting of proxies to ensure it is being done in a timely and responsible manner, including review of scheduled vendor reports. Stewardship, in conjunction with the Allspring Proxy Governance Committee, reviews the continuing appropriateness of the Policies and Procedures set forth herein, and recommends revisions as necessary.

Third Party Proxy Voting Vendor

Allspring has retained a third-party proxy voting service, Institutional Shareholder Services Inc. (“ISS”), to assist in the implementation of certain proxy voting-related functions including: 1.) Providing research on proxy matters 2.) Providing technology to facilitate the sharing of research and discussions related to proxy votes 3.) Vote proxies in accordance with Allspring’s guidelines 4.) Handle administrative and reporting items 5.) Maintain records of proxy statements received in connection with proxy votes and provide copies/analyses upon request. Except in instances where clients have retained voting authority, Allspring retains the responsibility for proxy voting decisions.

Proxy Committee

Allspring Proxy Governance Committee

The Allspring Proxy Governance Committee shall be responsible for overseeing the proxy voting process to ensure its implementation in conformance with these Policies and Procedures. The Allspring Proxy Governance Committee shall coordinate with Allspring Compliance to monitor ISS, the proxy voting agent currently retained by Allspring, to determine that ISS is accurately applying the Policies and Procedures as set forth herein and operates as an independent proxy voting agent. Allspring’s ISS Vendor Oversight process includes an assessment of ISS’ Policy and Procedures (“P&P”), including conflict controls and monitoring, receipt and review of routine performance-related reporting by ISS to Allspring and periodic onsite due diligence meetings. Due diligence meetings typically include: meetings with key staff, P&P related presentations and discussions, technology-related demonstrations and assessments, and some sample testing, if appropriate. The Allspring Proxy Governance Committee shall review the continuing appropriateness of the Policies and Procedures set forth herein. The Allspring Proxy Governance Committee may delegate certain powers and responsibilities to proxy voting working groups. The Allspring Proxy Governance Committee reviews and, in accordance with these Policies and Procedures, votes on issues that have been escalated from proxy voting working groups. Members of the Allspring Proxy Governance Committee also oversee the implementation of Allspring Proxy Governance Committee recommendations for the respective functional areas in Allspring that they represent.

Proxy Voting Due Diligence Working Group

Among other delegated matters, the proxy voting Due Diligence Working Group (‘DDWG’) in accordance with these Policies and Procedures, reviews and votes on routine proxy proposals that it considers under these Policies and Procedures in a timely manner. If necessary, the DDWG escalates issues to the Allspring Proxy Governance Committee that are determined to be material by the DDWG or otherwise in accordance

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with these Policies and Procedures. The DDWG coordinates with Allspring’s Compliance teams to review the performance and independence of ISS in exercising its proxy voting responsibilities.

Meetings; Committee Actions

The Allspring Proxy Governance Committee shall convene or act through written consent, including through the use of electronic systems of record, of a majority of Allspring Proxy Governance Committee members as needed and when discretionary voting determinations need to be considered. Any working group of the Allspring Proxy Governance Committee shall have the authority on matters delegated to it to act by vote or written consent, including through the use of electronic systems of record, of a majority of the working group members available at that time. The Allspring Proxy Governance Committee shall also meet quarterly to review the Policies and Procedures.

Membership

Members are selected based on subject matter expertise for the specific deliverables the committee is required to complete. The voting members of the Allspring Proxy Governance Committee are identified in the Allspring Proxy Charter. Changes to the membership of the Allspring Proxy Governance Committee will be made only with approval of the Allspring Proxy Governance Committee. Upon departure from Allspring Global Investments, a member’s position on the Allspring Proxy Governance Committee will automatically terminate.

Voting Procedures

Unless otherwise required by applicable law,1 proxies will be voted in accordance with the following steps and in the following order of consideration:

1.

First, any voting items related to Allspring “Top-of-House” voting principles (as described below under the heading “Allspring Proxy Voting Principles/Guidelines”) will generally be voted in accordance with a custom voting policy with ISS (“Custom Policy”) designed to implement the Allspring’s Top-of-House voting principles.[2]

2.

Second, any voting items for meetings deemed of “high importance”[3] (e.g., proxy contests, mergers and acquisitions,) where ISS opposes management recommendations will be referred to the Portfolio Management teams for recommendation or the DDWG (or escalated to the Allspring Proxy Governance ~~-~~Committee) for case-by-case review and vote determination.

3.	Third, with respect to any voting items where ISS Sustainability Voting Guidelines[4] provide a different recommendation than ISS Standard Voting Guidelines, the following steps are taken:

[1]

Where provisions of the Investment Company Act of 1940 (the “1940 Act”) specify the manner in which items for any third party registered investment companies (e.g., mutual funds, exchange-traded funds and closed-end funds) and business development companies (as defined in Section 2(a)(48) of the 1940 Act) (“Third Party Fund Holding Voting Matters”) held by the Trusts or series thereof, Allspring shall vote the Third Party Fund Holding Voting Matter on behalf of the Trusts or series thereof accordingly.

[2]

The Allspring Proxy Governance Committee may determine that additional review of a Top-of-House voting matter is warranted. For example, voting matters for declassified boards or annual election of directors of public operating and holding companies that have certain long-term business commitments (e.g., developing proprietary technology; or having an important strategic alliance in place) may warrant referral to the DDWG (or escalation to the Proxy Governance Committee) for case-by-case review and vote determination.

[3]	The term “high importance” is defined as those items designated Proxy Level 6 or 5 by ISS, which include proxy contests, mergers, and other reorganizations.
[4]

ISS’s Sustainability Voting Guidelines seeks to promote support for recognized global governing bodies encouraging sustainable business practices advocating for stewardship of environment, fair labor practices, non-discrimination, and the protection of human rights.

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a.	Stewardship[5] evaluates the matter for materiality and any other relevant considerations.

b.

If Stewardship recommends further review, the voting item is then referred to the Portfolio Management teams for recommendation or the DDWG (or escalated to the Allspring Proxy Governance Committee) for case-by-case review and vote determination.

c.	If Stewardship does not recommend further review, the matter is voted in accordance with ISS Standard Voting Guidelines.

4.	Fourth, any remaining proposals are voted in accordance with ISS Standard Voting Guidelines.[6]

Commitment to the Principles of Responsible Investment

As a signatory to the Principles for Responsible Investment, Allspring has integrated certain environmental, social, and governance factors into its investment processes, which includes the proxy process. As described under Voting Procedures above, Allspring considers ISS’s Sustainability Voting Guidelines as a point of reference in certain cases deemed to be material to a company’s long-term shareholder value.

Voting Discretion

In all cases, the Allspring Proxy Governance Committee (and any working group thereof) will exercise its voting discretion in accordance with the voting philosophy of these Policies and Procedures. In cases where a proxy item is forwarded by ISS to the Allspring Proxy Governance Committee or a working group thereof, the Allspring Proxy Governance Committee or its working group may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS or other independent sources; (ii) input from the investment sub-adviser responsible for purchasing the security; and (iii) information provided by company management and shareholder groups.

Portfolio Manager and Sub-Adviser Input

The Allspring Proxy Governance Committee (and any working group thereof) may consult with portfolio management teams and Fund sub-advisers on specific proxy voting issues as it deems appropriate. In addition, portfolio management teams or Fund sub-advisers may proactively make recommendations to the Allspring Proxy Governance Committee regarding any proxy voting issue. In this regard, the process takes into consideration expressed views of portfolio management teams and Fund sub-advisers given their deep knowledge of investee companies. For any proxy vote, portfolio management teams and Investment Product advisers and sub-advisers may make a case to vote against the ISS or Allspring Proxy Governance Committee’s recommendation (which is described under Voting Procedures above). Any portfolio management team’s or Investment Product adviser’s or sub-adviser’s opinion should be documented in a brief write-up for consideration by the DDWG who will determine, or escalate to the Allspring Proxy Governance Committee, the final voting decision.

Consistent Voting

The Allspring Proxy Policy and Procedures is consistently applied on the same matter when securities of an issuer are held by multiple client accounts unless there are 1) special circumstances such as, for example, proposals concerning corporate actions such as mergers, tender offers, and acquisitions or as reasonably necessary to implement specified proxy voting guidelines as established by a client (e.g. Taft Hartley ISS Guidelines or custom proxy guidelines) or 2) the expressed views of different portfolio management teams and Fund sub-advisers is different on particular proposals. In the latter case, the Proxy Governance Committee will work with the investment teams to gauge whether alignment can be achieved.

[5]	The Allspring Stewardship Team is part of the Sustainability Team, led by Henrietta Pacquement who reports into the Allspring Chief Investment Officer(s).
[6]	The voting of proxies for Taft Hartley clients may incorporate the use of ISS’s Taft Hartley voting guidelines.

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Governance and Oversight

Allspring Top-of-House Proxy Voting Principles/Guidelines.

The following reflects Allspring’s Top-of-House Voting Principles in effect as of the date of these Policies and Procedures. Allspring has put in place a custom voting policy with ISS to implement these voting principles.

We believe that Boards of Directors of investee companies should have strong, independent leadership and should adopt structures and practices that enhance their effectiveness. We recognize that the optimal board size and governance structure can vary by company size, industry, region of operations, and circumstances specific to the company.

•

We generally vote for the election of Directors in uncontested elections. We reserve the right to vote on a case-by-case basis when directors fail to meet their duties as a board member, such as failing to act in the best economic interest of shareholders; failing to maintain independent audit, compensation, nominating committees; and failing to attend at least 75% of meetings, etc.

•

We generally vote for an independent board that has a majority of outside directors who are not affiliated with the top executives and have minimal or no business dealings with the company to avoid potential conflicts of interests.

•	Generally speaking, we believe Directors serving on an excessive number of boards could result in time constraints and an inability to fulfill their duties.

•

We generally support adopting a declassified board structure for public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.

•

We generally support annual election of directors of public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.

•

We believe a well-composed board should embody multiple dimensions of diversity in order to bring personal and professional experiences to bear and create a constructive debate of competing perspectives and opinions in the boardroom. Diversity should consider factors such as gender, ethnicity, and age as well as professional factors such as area of expertise, industry experience and geographic location.

We believe it is the responsibility of the Board of Directors to create, enhance, and protect shareholder value and that companies should strive to maximize shareholder rights and representation.

•

We believe that companies should adopt a one-share, one-vote standard and avoid adopting share structures that create unequal voting rights among their shareholders. We will normally support proposals seeking to establish that shareholders are entitled to voting rights in proportion to their economic interests

•

We believe that directors of public operating and holding companies be elected by a majority of the shares voted. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments. This ensures that directors of public operating and holding companies who are not broadly supported by shareholders are not elected to serve as their representatives. We will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections.

•	We believe a simple majority voting standard should be required to pass proposals. We will normally support proposals seeking to introduce bylaws requiring a simple majority vote.

•

We believe that shareholders who own a meaningful stake in the company and have owned such stake for a sufficient period of time should have, in the form of proxy access, the ability to nominate directors to appear on the management ballot at shareholder meetings. In general we support market-standardized proxy access proposals and we will analyze them based on various criteria such

5

as threshold ownership levels, a minimum holding period, and the % and/or number of directors that are subject to nomination.

•

We believe that shareholders should have the right to call a special meeting and not wait for company management to schedule a meeting if there is sufficiently high shareholder support for doing so on issues of substantial importance. In general we support the right to call a special meeting if there is balance between a reasonable threshold of shareholders and a hurdle high enough to also avoid the waste of corporate resources for narrowly supported interests. We will evaluate the issues of importance on the basis of serving all shareholders well and not structured for the benefit of a dominant shareholder over others.

Practical Limitations to Proxy Voting

While Allspring uses its reasonable best efforts to vote proxies, in certain circumstances, it may be impractical or impossible for Allspring to vote proxies (e.g., limited value or unjustifiable costs).

Securities on Loan

As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, as it relates to portfolio holdings of the Investment Products, if the Allspring Proxy Governance Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (e.g., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

Share Blocking

Proxy voting in certain countries requires ‘share blocking’. Shareholders wishing to vote their proxies must deposit their shares with a designated depository before the date of the meeting. Consequently, the shares may not be sold in the period preceding the proxy vote. Absent compelling reasons, Allspring believes that the benefit derived from voting these shares is outweighed by the burden of limited trading. Therefore, if share blocking is required in certain markets, Allspring will not participate and will refrain from voting proxies for those clients impacted by share blocking.

Conflicts of Interest

We always seek to place the interests of our clients first and to identify and manage any conflicts of interest, including those that arise from proxy voting or engagement. Allspring acts as a fiduciary with respect to its asset management activities and therefore we must act in the best interest of our clients and address conflicts that arise.

Conflicts of interest are identified and managed through a strict and objective application of our voting policy and procedures. Allspring may have a conflict of interest regarding a proxy to be voted upon if, for example, Allspring or its may have other relationships with the issuer of the proxy (e.g. the issuer may be a corporate pension fund client of Allspring). This type of conflict is generally mitigated by the information barriers between Allspring and its affiliates and our commitment as a fiduciary to independent judgement. However, when the Allspring Proxy Governance Committee becomes aware of a conflict of interest (that

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gets uncovered through the Allspring Proxy Voting Policy and Procedures), it takes additional steps to mitigate the conflict, by using any of the following methods:

1.	Instructing ISS to vote in accordance with its recommendation;

2.	Disclosing the conflict to the relevant Board and obtaining its consent before voting;

3.	Submitting the matter to the relevant Board to exercise its authority to vote on such matter;

4.	Engaging an independent fiduciary who will direct the vote on such matter,

5.	Consulting with Legal and Compliance and, if necessary, outside legal counsel for guidance on resolving the conflict of interest,

6.	Voting in proportion to other shareholders (“mirror voting”) following consultation with the Board of the Funds if the conflict pertains to a matter involving a portfolio holding of the Funds; or

7.	Voting in other ways that are consistent with Allspring’s obligation to vote in the best interests of its clients.

Finally, Allspring is a privately-owned company and one of our owners is GTCR which owns other companies as well known as Affiliates. The Allspring Regulatory Compliance team maintains the GTCR Affiliates list and publishes an updated list quarterly. Since the Affiliates may issue publicly traded stock and hold regular proxy meetings, Allspring manages this potential conflict of interest by defaulting all proxy voting in the affiliates to the ISS recommendations. Allspring has no influence attributed to the decisions or the voting elections.

Vendor Oversight

The Stewardship Team monitors the ISS proxy process against specific criteria in order to identify potential issues relating to account reconciliation, unknown and rejected ballot reviews, upcoming proxy reviews, share reconciliation oversight, etc. With respect to ISS’s management of its potential conflicts of interest with corporate issuers, ISS provides institutional clients such as Allspring with its “Policy and disclosure of Significant ISS Relationships” and tools to provide transparency of those relationships.

Other Provisions

Policy Review and Ad Hoc Meetings

The Allspring Proxy Governance Committee meets at least annually to review this Policy and consider any appropriate changes. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Head of Stewardship, any member of the Allspring Proxy Governance Committee, or Chief Compliance Officer. The Allspring Proxy Governance Committee includes representation from Portfolio Management, Stewardship, Investment Analytics, Legal and Compliance.

Records Retention

The Stewardship Team will maintain the following records relating to the implementation of the Policies and Procedures:

•	A copy of these proxy voting policies and procedures;

•	Proxy statements received for client securities (which will be satisfied by relying on ISS);

•	Records of votes cast on behalf of Investment Products and separate account clients (which ISS maintains on behalf of Allspring);

•	Records of each written client request for proxy voting records and Allspring’s written response to any client request (written or oral) for such records; and

•	Any documents prepared by Allspring or ISS that were material to making a proxy voting decision.

Such proxy voting books and records shall be maintained at an office of Allspring in an easily accessible place for a period of six years.

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Compliance with Regional Regulations and Client Delegation Arrangements

U.S. Regulation

These Policies and Procedures have been written in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940. Proxy voting records for Allspring’s mutual funds are disclosed on Form N-PX annually, as required by Section 30 and Rule 30b1-4 of the Investment Company Act of 1940, to the Securities and Exchange Commission (“SEC”).

E.U. Regulation

These Policies and Procedures have been established, implemented and maintained, as they apply to Allspring Luxembourg and Allspring Global Investments (UK) Limited, in accordance the EU Shareholder Rights Directive II (EU 2017/828) (SEF II). Specific to Allspring Luxembourg, the Policies and Procedures also comply with Article 23 of CSSF Regulation No. 10-4, and the CSSF Circular 18/698.

Disclosure of policies and procedures

A summary of the proxy voting policy and procedures are disclosed on Allspring’s website.

In addition, Allspring will disclose to its separate clients (i.e. proxy votes for assets managed on behalf of Allspring’s other clients as per a delegation arrangement) a summary description of its proxy voting policy and procedures via mail.

Disclosure of proxy voting results

Allspring will provide to clients proxy statements and any records as to how Allspring voted proxies on behalf of clients, quarterly or upon request. For assistance, clients may contact their relationship manager, call Allspring at 1-866-259-3305 or e-mail: allspring.clientadministration@allspring-global.com to request a record of proxies voted on their behalf.

Allspring will publish high-level proxy voting statistics in periodic reports. However, except as otherwise required by law, Allspring has a general policy of not disclosing to any issuer specific or third party how its separate account client proxies are voted.

Approved by the Allspring Proxy Governance Committee: March 2023

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ARISTOTLE CAPITAL BOSTON, LLC

PROXY VOTING POLICIES & PROCEDURES

(supported by Aristotle Capital Management, LLC1)

Updated 10/03/2023

Reviewed 10/03/2023

Introduction

Aristotle Capital Boston, LLC (“Aristotle Boston”), in compliance with the principles of Rule 204-2 of the Advisers Act, has adopted and implemented policies and procedures for voting proxies in the best interest of clients, to describe the procedures to clients, and to tell clients how they may obtain information about how Aristotle Boston has actually voted their proxies. While decisions about how to vote must be determined on a case-by-case basis, Aristotle Boston’s general policies and procedures for voting proxies are set forth below.

Specific Proxy Voting Policies and Procedures

Aristotle Boston believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. Unless otherwise directed by the client, Aristotle Boston will vote proxies and will vote such proxies in the manner that, in its opinion, serves the best interests of the clients in accordance with this policy. When voting proxies for non-model holdings, Aristotle Boston can vote in accordance with Institutional Shareholder Services (“ISS”) recommendation. (Non-model holdings refers to securities where the client has provided instruction to Aristotle Capital to restrict trading the securities.) Otherwise, the following policies and procedures are implemented.

Aristotle Boston has contracted with ISS to provide proxy voting support. Under the terms of its arrangement with ISS, Aristotle Boston directs each custodian to forward proxy ballots to ISS for processing. Aristotle Boston has access to the ballots through the ISS website and may provide ISS with instructions on how to vote the ballots or Aristotle Boston may vote the ballots through the website. ISS records the votes and provides proxy voting accounting and reporting. Case-by-case proxy voting decisions are generally made by Portfolio Managers or their designee. All voting records are maintained by ISS, except that Aristotle Boston will maintain copies of any document created by Aristotle Boston that was material in making a determination of how to vote a “case-by-case” proxy or that memorializes the basis for that decision.

The following details Aristotle Boston’s philosophy and practice regarding the voting of proxies.

Voting Guidelines

Aristotle Boston has adopted guidelines for certain types of matters to assist Portfolio Managers in the review and voting of proxies on a case-by-case basis. These guidelines are set forth below:

1.	Corporate Governance

a.	Election of Directors and Similar Matters

In an uncontested election, Aristotle Boston will generally vote in favor of management’s proposed directors. In a contested election, Aristotle Boston will evaluate proposed directors on a case-by-case basis. With respect to proposals regarding the structure of a company’s board of directors, Aristotle Boston will review any contested proposal on its merits.

Notwithstanding the foregoing, Aristotle Boston expects to support proposals to:

•	Limit directors’ liability and broaden directors’ indemnification rights;

[1]

Aristotle Capital Management, LLC (“Aristotle Capital”), is a registered investment adviser and affiliate of Aristotle Boston. As such, Aristotle Capital provides certain administrative, marketing, distribution and back office support for Aristotle Boston. Certain personnel listed in this Manual are Aristotle Capital employees and Access Persons of Aristotle Boston. Certain personnel titles are referring to titles at Aristotle Capital.

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And expects to generally vote against proposals to:

•	Adopt or continue the use of a classified board structure; and

•	Add special interest directors to the board of directors (e.g., efforts to expand the board of directors to control the outcome of a particular decision).

•	Elect or re-elect directors that may have a conflict of interest based on their existing activities (e.g., conflict with other boards the director serves on)

b.	Audit Committee Approvals

Aristotle Boston generally supports proposals that help ensure that a company’s auditors are independent and capable of delivering a fair and accurate opinion of a company’s finances. Aristotle Boston will generally vote to ratify management’s recommendation and selection of auditors.

c.	Shareholder Rights

Aristotle Boston may consider all proposals that will have a material effect on shareholder rights on a case-by-case basis. Notwithstanding the foregoing, Aristotle Boston expects to generally support proposals to:

•	Adopt confidential voting and independent tabulation of voting results; and

•	Require shareholder approval of poison pills;

And expects to generally vote against proposals to:

•	Adopt super-majority voting requirements; and

•	Unreasonably restrict the rights of shareholders to call special meetings, amend the bylaws or act by written consent.

•	Support dual voting class structure whereby one class’ vote supercedes that of the broader share class.

2.	Anti-Takeover Measures, Corporate Restructurings and Similar Matters

Aristotle Boston may review any proposal to adopt an anti-takeover measure, to undergo a corporate restructuring (e.g., change of entity form or state of incorporation, mergers or acquisitions) or to take similar action by reviewing the potential short and long-term effects of the proposal on the company. These effects may include, without limitation, the economic and financial impact the proposal may have on the company, and the market impact that the proposal may have on the company’s stock.

Notwithstanding the foregoing, Aristotle Boston expects to generally support proposals to:

•	Prohibit the payment of greenmail (i.e., the purchase by the company of its own shares to prevent a hostile takeover);

•

Adopt fair price requirements (i.e., requirements that all shareholders be paid the same price in a tender offer or takeover context), unless Portfolio Managers deems them sufficiently limited in scope; and

•	Require shareholder approval of “poison pills.”

And expects to generally vote against proposals to:

•	Adopt classified boards of directors;

•	Reincorporate a company where the primary purpose appears to Portfolio Managers to be the creation of takeover defenses; and

•	Require a company to consider the non-financial effects of mergers or acquisitions.

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3.	Capital Structure Proposals

Aristotle Boston will seek to evaluate capital structure proposals on their own merits on a case- by-case basis.

Notwithstanding the foregoing, Aristotle Boston expects to generally support proposals to:

•	Eliminate preemptive rights.

4.	Compensation

Aristotle Boston generally supports proposals that encourage the disclosure of a company’s compensation policies. In addition, Aristotle Boston generally supports proposals that fairly compensate executives, particularly those proposals that link executive compensation to performance. Aristotle Boston may consider any contested proposal related to a company’s compensation policies on a case-by-case basis.

Notwithstanding the foregoing, Aristotle Boston expects to generally support proposals to:

•	Require shareholders approval of golden parachutes; and

•	Adopt golden parachutes that do not exceed 1 to 3 times the base compensation of the applicable executives.

And expects to generally vote against proposals to:

•	Adopt measures that appear to Portfolio Managers to arbitrarily limit executive or employee benefits.

5.	Stock Option Plans and Share Issuances

Aristotle Boston evaluates proposed stock option plans and share issuances on a case-by-case basis. In reviewing proposals regarding stock option plans and issuances, Aristotle Boston may consider, without limitation, the potential dilutive effect on shareholders and the potential short and long-term economic effects on the company. We believe that stock option plans do not necessarily align the interest of executives and outside directors with those of shareholders. We believe that well thought out cash compensation plans can achieve these objectives without diluting shareholders ownership. We will review these proposals on a case-by-case basis to determine that shareholders interests are being represented. We certainly are in favor of management, directors and employees owning stock, but prefer that the shares are purchased in the open market.

6.	Corporate Responsibility and Social Issues

Aristotle Boston generally believes that ordinary business matters (including, without limitation, positions on corporate responsibility and social issues) are primarily the responsibility of a company’s management that should be addressed solely by the company’s management. These types of proposals, often initiated by shareholders, may request that the company disclose or amend certain business practices.

Aristotle Boston will consider proposals involving corporate responsibility and social issues on a case-by-case basis.

7.	Conflicts

In cases where Aristotle Boston is aware of a conflict between the interests of a client(s) and the interests of Aristotle Boston or an affiliated person of Aristotle Boston (e.g., a portfolio holding is a client or an affiliate of a client of Aristotle Boston), the Aristotle Boston will take the following steps:

(a)	vote matters that are specifically covered by this proxy voting policy (e.g., matters where

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Aristotle	Boston’s vote is strictly in accordance with this policy and not in its discretion) in accordance with this policy; and

(b)	for other matters, contact the client for instructions with respect to how to vote the proxy.

8.	Disclosure of Proxy Voting Policy

Upon receiving a written request from a client, Aristotle Boston will provide a copy of this policy within a reasonable amount of time. If approved by the client, this policy and any requested records may be provided electronically.

9.	Recordkeeping

Aristotle Boston shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i)	A copy of this policy;

(ii)	Proxy statements received regarding client securities;

(iii)	Records of votes cast on behalf of clients;

(iv)	Any documents prepared by Aristotle Boston that were material to making a decision how to vote, or that memorialized the basis for the decision; and

(v)	Records of client requests for proxy voting information.

Aristotle Boston may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Aristotle Boston that are maintained with a third party such as a proxy voting service, provided that Aristotle Boston has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

10.	Proxy Voting for Accounts Subject to ERISA

Department of Labor (“DOL”) provided investment managers the following guidance about their ERISA responsibilities, when voting proxies:

Where the authority to manage plan assets has been delegated to an investment manager, only the investment manager has authority to vote proxies, except when the named fiduciary has reserved to itself or to another named fiduciary (as authorized by the plan document) the right to direct a plan trustee regarding the voting of proxies.2

DOL has also indicated that an adviser with a duty to vote proxies has an obligation to take reasonable steps under the circumstances to ensure that it receives the proxies. Appropriate steps include informing the plan sponsor and its trustees, bank custodian or broker-dealer custodian of the requirement that all proxies be forwarded to the adviser and making periodic reviews during the proxy season, including follow-up letters and phone calls if necessary. When voting proxies, an investment manager must consider proxies as a plan asset and act solely in accordance with the economic interest of the plan and its participants and beneficiaries.3

DOL has also indicated that the adviser must consider any costs involved when voting proxies for plan assets. Adviser should evaluate material facts that form the basis for any particular voting decision or other exercise of shareholder right. Aristotle Boston may decide, after a facts and circumstances analysis, to refrain from voting if it is determined that a plan client would incur unreasonable costs.

DOL has also indicated that the adviser must exercise prudence and diligence in the selection and

[2]	Interpretive Bulletin 94-2, July 28, 1994.
[3]	Department of Labor ERISA Rule 404a-1(e)(2)(ii).

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monitoring of persons, if any, selected to advise or otherwise assist with exercises of shareholder rights. Aristotle Boston has contracted with ISS to provide proxy voting support and periodically reviews ISS guidelines as part of vendor oversight.

DOL has also indicated that the adviser must properly document votes and that the named fiduciary has a duty to monitor the proxy voting process of the adviser. Advisers should be prepared to issue proxy voting reports to clients. Records of “solicitation” activities by issuers (or others) should be maintained. Records should reflect a verification of each proxy to each share in each account. Records should be maintained in such a manner that it is easy to backtrack. Copies of each executed ballot should be maintained. Aristotle Boston has access to proxy voting records through ISS and can issue copies of proxy voting reports to clients upon request. Aristotle Boston maintains a log of solicitations it receives from issuers or others.

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BlackRock Investment Stewardship

Global Principles

Effective as of January 2023

BlackRock.

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The purpose of this document is to provide an overarching explanation of BlackRock’s approach globally to our responsibilities as a shareholder on behalf of our clients, our expectations of companies, and our commitments to clients in terms of our own governance and transparency.

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Introduction to BlackRock

BlackRock’s purpose is to help more and more people experience financial well-being. We manage assets on behalf of institutional and individual clients, across a full spectrum of investment strategies, asset classes, and regions. Our client base includes pension plans, endowments, foundations, charities, official institutions, insurers, and other financial institutions, as well as individuals around the world. As part of our fiduciary duty to our clients, we consider it one of our responsibilities to promote sound corporate governance, as an informed, engaged shareholder on their behalf. At BlackRock, this is the responsibility of the Investment Stewardship team.

Philosophy on investment stewardship

Companies are responsible for ensuring they have appropriate governance structures to serve the interests of shareholders and other key stakeholders. We believe that there are certain fundamental rights attached to shareholding. Companies and their boards should be accountable to shareholders and structured with appropriate checks and balances to ensure that they operate in shareholders’ best interests to create sustainable value. Shareholders should have the right to vote to elect, remove, and nominate directors, approve the appointment of the auditor, and amend the corporate charter or by-laws. Shareholders should be able to vote on key board decisions that are material to the protection of their investment, including but not limited to, changes to the purpose of the business, dilution levels and preemptive rights, and the distribution of income and capital structure. In order to make informed decisions, shareholders need sufficient and timely information. In addition, shareholder voting rights should be proportionate to their economic ownership—the principle of “one share, one vote” helps achieve this balance.

Consistent with these shareholder rights, BlackRock has a responsibility to monitor and provide feedback to companies in our role as stewards of our clients’ investments. Investment stewardship is how we use our voice as an investor to promote sound corporate governance and business practices to help maximize long-term shareholder value for our clients, the vast majority of whom are investing for long-term goals such as retirement. BlackRock Investment Stewardship (BIS) does this through engagement with management teams and/or board members on material business issues and, for those clients who have given us authority, through voting proxies in their best long-term financial interests.1 We also contribute to consultations on public policy and private sector initiatives on industry standards, consistent with our clients’ interests as long-term shareholders.

BlackRock looks to companies to provide timely, accurate, and comprehensive disclosure on all material governance and business matters. This transparency allows shareholders to appropriately understand and assess how relevant risks and opportunities are being effectively identified and managed. Where company reporting and disclosure is inadequate or where the governance approach taken may be inconsistent with durable, long-term value creation for shareholders, we will engage with a company and/or vote in a manner that advances long-term shareholders’ interests.

BlackRock views engagement as an important activity; engagement provides us with the opportunity to improve our understanding of the business and of the risks and opportunities that are material to the

[1]

Through BlackRock Voting Choice we have, since January 2022, made proxy voting easier and more accessible for investors in separate accounts and certain pooled vehicles. As a result, the shares attributed to BlackRock in company share registers may be voted differently depending on whether our clients have authorized BIS to vote on their behalf, have authorized BIS to vote in accordance with a third party policy, or have elected to vote shares in accordance with their own policy. We are not able to disclose which clients have opted to exercise greater control over their voting, nor are we able to disclose which proxy voting policies they have selected.

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companies in which our clients invest. Engagement may also inform our voting decisions. As long-term investors on behalf of clients, we seek to have regular and continuing dialogue with executives and board directors to advance sound governance and durable business practices aligned with long-term value creation, as well as to understand the effectiveness of the company’s management and oversight of material issues. Engagement is an important mechanism for providing feedback on company practices and disclosures, particularly where we believe they could be enhanced to support a company’s ability to deliver financial performance. Similarly, it provides us with an opportunity to hear directly from company boards and management on how they believe their actions are aligned with durable, long-term value creation.

We generally vote in support of management and boards that exhibit an approach to decision-making that is consistent with creating durable, long-term value for shareholders. If we have concerns about a company’s approach, we may choose to explain our expectations to the company’s board and management. Following that engagement, we may signal through our voting that we have outstanding concerns, generally by voting against the re-election of directors we view as having responsibility for an issue. We apply our regional proxy voting guidelines to achieve the outcome that is most aligned with our clients’ long-term financial interests.

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Key themes

We recognize that accepted standards and norms of corporate governance can differ between markets. However, in our experience, there are certain fundamental elements of governance practice that are intrinsic globally to a company’s ability to create long-term value for shareholders. These global themes are set out in this overarching set of principles (the Principles), which are anchored in transparency and accountability. At a minimum, it is our view that companies should observe the accepted corporate governance standards in their domestic market and ask that, if they do not, they explain how their approach better supports durable, long-term value creation.

These Principles cover seven key themes:

•	Boards and directors

•	Auditors and audit-related issues

•	Capital structure, mergers, asset sales, and other special transactions

•	Compensation and benefits

•	Material sustainability-related risks and opportunities

•	Other corporate governance matters and shareholder protections

•	Shareholder proposals

Our regional and market-specific voting guidelines explain how these Principles inform our voting decisions in relation to specific ballot items for shareholder meetings.

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Boards and directors

Our primary focus is on the performance of the board of directors to promote sound corporate governance. The performance of the board is critical to the economic success of the company and the protection of shareholders’ interests. As part of their responsibilities, board members owe fiduciary duties to shareholders in overseeing the strategic direction and operation of the company. For this reason, BIS sees engaging with and the election of directors as one of our most important and impactful responsibilities.

We support boards whose approach is consistent with creating durable, long-term value. This includes the effective corporate governance and management of material sustainability-related risks and opportunities,2 as well as the consideration of the company’s key constituents including their employees, clients, suppliers, and the communities within which they operate. The board should establish and maintain a framework of robust and effective governance mechanisms to support its oversight of the company’s strategic aims. We look to the board to articulate the effectiveness of these mechanisms in overseeing the management of business risks and opportunities and the fulfillment of the company’s purpose. Disclosure of all material issues that affect the company’s long-term strategy and ability to create value is essential for shareholders to be able to appropriately understand and assess how risks are effectively identified, managed and mitigated.

Where a company has not adequately disclosed and demonstrated that they have fulfilled these responsibilities, we will consider voting against the re-election of directors whom we consider to have particular responsibility for the issue. We assess director performance on a case-by-case basis and in light of each company’s circumstances, taking into consideration our assessment of their governance, business practices that support durable, long-term value creation, and performance. In serving the interests of shareholders, the responsibility of the board of directors includes, but is not limited to, the following:

•	Establishing an appropriate corporate governance structure

•

Supporting and overseeing management in setting long-term strategic goals and applicable measures of value-creation and milestones that will demonstrate progress, and taking steps to address anticipated or actual obstacles to success

•	Providing oversight on the identification and management of material governance and sustainability-related risks

•	Overseeing the financial resilience of the company, the integrity of financial statements, and the robustness of a company’s Enterprise Risk Management[3] framework

[2]

By material sustainability-related risks and opportunities, we mean the drivers of risk and value creation in a company’s business model that have an environmental or social dependency or impact. Examples of environmental issues include, but are not limited to, water use, land use, waste management and climate risk. Examples of social issues include, but are not limited to, human capital management, impacts on the communities in which a company operates, customer loyalty and relationships with regulators. It is our view that well-managed companies will effectively evaluate and manage material sustainability-related risks and opportunities relevant to their businesses. Governance is the core means by which boards can oversee the creation of durable, long-term value. Appropriate risk oversight of business-relevant and material sustainability-related considerations is a component of a sound governance framework.

[3]

Enterprise risk management is a process, effected by the entity’s board of directors, management, and other personnel, applied in strategy setting and across the enterprise, designed to identify potential events that may affect the entity, and manage risk to be within the risk appetite, to provide reasonable assurance regarding the achievement of objectives. (Committee of Sponsoring

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•	Making decisions on matters that require independent evaluation, which may include mergers, acquisitions and dispositions, activist situations or other similar cases

•	Establishing appropriate executive compensation structures

•	Monitoring business issues including material sustainability-related risks and opportunities, that have the potential to significantly impact the company’s long-term value

There should be clear descriptions of the role of the board and the committees of the board and how they engage with and oversee management. Set out below are ways in which boards and directors can demonstrate a commitment to acting in the best long-term economic interests of all shareholders.

We will seek to engage with the appropriate directors where we have concerns about the performance of the company, board, or individual directors and may signal outstanding concerns in our voting. While we consider these principles to be globally relevant, when assessing a board’s composition and governance processes, we consider local market norms and regulations.

Regular accountability

It is our view that directors should stand for re-election on a regular basis, ideally annually. In our experience, annual re-elections allow shareholders to reaffirm their support for board members or hold them accountable for their decisions in a timely manner. When board members are not re-elected annually, in our experience, it is good practice for boards to have a rotation policy to ensure that, through a board cycle, all directors have had their appointment re-confirmed, with a proportion of directors being put forward for re-election at each annual general meeting.

Effective board composition

Regular director elections also give boards the opportunity to adjust their composition in an orderly way to reflect the evolution of the company’s strategy and the market environment. In our view, it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and in a manner that supports both continuity and appropriate succession planning. We consider the average overall tenure of the board, where we are seeking a balance between the knowledge and experience of longer-serving members and the fresh perspectives of newer members. We encourage companies to keep under regular review the effectiveness of their board (including its size), and assess directors nominated for election or re-election in the context of the composition of the board as a whole. This assessment should consider a number of factors, including the potential need to address gaps in skills, experience, independence, and diversity.

In our view, there should be a sufficient number of independent directors, free from conflicts of interest or undue influence from connected parties, to ensure objectivity in the decision-making of the board and its ability to oversee management. Common impediments to independence may include but are not limited to:

•	Current or recent employment at the company or a subsidiary

•	Being, or representing, a shareholder with a substantial shareholding in the company

Organizations of the Treadway Commission (COSO), Enterprise Risk Management — Integrated Framework, September 2004, New York, NY).

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•	Interlocking directorships

•

Having any other interest, business, or other relationship which could, or could reasonably be perceived to, materially interfere with a director’s ability to act in the best interests of the company and their shareholders

In our experience, boards are most effective at overseeing and advising management when there is a senior independent board leader. This director may chair the board, or, where the chair is also the CEO (or is otherwise not independent), be designated as a lead independent director. The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board, and encouraging independent director participation in board deliberations. The lead independent director or another appropriate director should be available to shareholders in those situations where an independent director is best placed to explain and contextualize a company’s approach.

When nominating new directors to the board, we look to companies to provide sufficient information on the individual candidates so that shareholders can assess the suitability of each individual nominee and the overall board composition. These disclosures should give an understanding of how the collective experience and expertise of the board aligns with the company’s long-term strategy and business model. Highly qualified, engaged directors with professional characteristics relevant to a company’s business enhance the ability of the board to add value and be the voice of shareholders in board discussions. In our view, a strong board provides a competitive advantage to a company, providing valuable oversight and contributing to the most important management decisions that support long-term financial performance.

It is in this context that we are interested in diversity in the board room. We see it as a means to promoting diversity of thought and avoiding “group think” in the board’s exercise of its responsibilities to advise and oversee management. It allows boards to have deeper discussions and make more resilient decisions. We ask boards to disclose how diversity is considered in board composition, including professional characteristics, such as a director’s industry experience, specialist areas of expertise and geographic location; as well as demographic characteristics such as gender, race/ethnicity and age.

We look to understand a board’s diversity in the context of a company’s domicile, market capitalization, business model and strategy. Increasingly, we see leading boards adding members whose experience deepens the board’s understanding of the company’s customers, employees and communities. Self-identified board demographic diversity can usefully be disclosed in aggregate, consistent with local law. We believe boards should aspire to meaningful diversity of membership, at least consistent with local regulatory requirements and best practices, while recognizing that building a strong, diverse board can take time.

This position is based on our view that diversity of perspective and thought – in the board room, in the management team and throughout the company – leads to better long term economic outcomes for companies. Academic research already reveals correlations between specific dimensions of diversity and effects on decision-making processes and outcomes.4 In our experience, greater diversity in the board room contributes to more robust discussions and more innovative and resilient decisions. Over time, greater diversity in the board room can also promote greater diversity and resilience in the leadership

[4]

For a discussion on the different impacts of diversity see: McKinsey, “Diversity Wins: How Inclusion Matters”, May 2022; Harvard Business Review, Diverse Teams Feel Less Comfortable – and That’s Why They Perform Better, September 2016; “Do Diverse Directors Influence DEI Outcomes”, September 2022

McKinsey, “Diversity Wins: How Inclusion Matters”, May 2022; Harvard Business Review, Diverse Teams Feel Less Comfortable – and That’s Why They Perform Better, September 2016; “Do Diverse Directors Influence DEI Outcomes”, September 2022

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team, and the workforce more broadly. That diversity can enable companies to develop businesses that more closely reflect and resonate with the customers and communities they serve.

There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors. It is our view that objective oversight of such matters is best achieved when the board forms committees comprised entirely of independent directors. In many markets, these committees of the board specialize in audit, director nominations, and compensation matters. An ad hoc committee might also be formed to decide on a special transaction, particularly one involving a related party, or to investigate a significant adverse event.

Sufficient capacity

As the role and expectations of a director are increasingly demanding, directors must be able to commit an appropriate amount of time to board and committee matters. It is important that directors have the capacity to meet all of their responsibilities—including when there are unforeseen events – and therefore, they should not take on an excessive number of roles that would impair their ability to fulfill their duties.

Auditors and audit-related issues

BlackRock recognizes the critical importance of financial statements, which should provide a true and fair picture of a company’s financial condition. Accordingly, the assumptions made by management and reviewed by the auditor in preparing the financial statements should be reasonable and justified.

The accuracy of financial statements, inclusive of financial and non-financial information as required or permitted under market-specific accounting rules, is of paramount importance to BlackRock. Investors increasingly recognize that a broader range of risks and opportunities have the potential to materially impact financial performance. Over time, we anticipate investors and other users of company reporting will increasingly seek to understand and scrutinize the assumptions underlying financial statements, particularly those that pertain to the impact of the transition to a low carbon economy on a company’s business model and asset mix. We recognize that this is an area of evolving practice and we look to international standards setters, the International Accounting Standards Board (IASB) and the International Auditing and Assurance Standards Board (IAASB) to provide additional guidance to companies.

In this context, audit committees, or equivalent, play a vital role in a company’s financial reporting system by providing independent oversight of the accounts, material financial and, where appropriate to the jurisdiction, non-financial information, internal control frameworks, and in the absence of a dedicated risk committee, Enterprise Risk Management systems. In our view, effective audit committee oversight strengthens the quality and reliability of a company’s financial statements and provides an important level of reassurance to shareholders.

We hold members of the audit committee or equivalent responsible for overseeing the management of the audit function. Audit committees or equivalent should have clearly articulated charters that set out their responsibilities and have a rotation plan in place that allows for a periodic refreshment of the committee membership to introduce fresh perspectives to audit oversight. We recognize that audit committees will rely on management, internal audit and the independent auditor in fulfilling their responsibilities but look to committee members to demonstrate they have relevant expertise to monitor and oversee those functions.

We take particular note of unexplained changes in reporting methodology, cases involving significant financial restatements, or ad hoc notifications of material financial weakness. In this respect, audit

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committees should provide timely disclosure on the remediation of Key and Critical Audit Matters identified either by the external auditor or internal audit function.

The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management. To that end, it is important that auditors are, and are seen to be, independent. Where an audit firm provides services to the company in addition to the audit, the fees earned should be disclosed and explained. Audit committees should have in place a procedure for assessing annually the independence of the auditor and the quality of the external audit process.

Comprehensive disclosure provides investors with a sense of the company’s long-term operational risk management practices and, more broadly, the quality of the board’s oversight. The audit committee or equivalent, or a dedicated risk committee, should periodically review the company’s risk assessment and risk management policies and the significant risks and exposures identified by management, the internal auditors or the independent accountants, and management’s steps to address them. In the absence of robust disclosures, we may reasonably conclude that companies are not adequately managing risk.

Capital structure, mergers, asset sales, and other special transactions

The capital structure of a company is critical to shareholders as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors. Preemptive rights are a key protection for shareholders against the dilution of their interests.

Effective voting rights are basic rights of share ownership. It is our view that one vote for one share as a guiding principle supports effective corporate governance. Shareholders, as the residual claimants, have the strongest interest in protecting company value, and voting rights should match economic exposure.

In principle, we disagree with the creation of a share class with equivalent economic exposure and preferential, differentiated voting rights. In our view, this structure violates the fundamental corporate governance principle of proportionality and results in a concentration of power in the hands of a few shareholders, thus disenfranchising other shareholders and amplifying any potential conflicts of interest. However, we recognize that in certain markets, at least for a period of time, companies may have a valid argument for listing dual classes of shares with differentiated voting rights. In our view, such companies should review these share class structures on a regular basis or as company circumstances change. Additionally, they should seek shareholder approval of their capital structure on a periodic basis via a management proposal at the company’s shareholder meeting. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders.

In assessing mergers, asset sales, or other special transactions, BlackRock’s primary consideration is the long-term economic interests of our clients as shareholders. Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it. We will review a proposed transaction to determine the degree to which it can enhance long-term shareholder value. We would prefer that proposed transactions have the unanimous support of the board and have been negotiated at arm’s length. We may seek reassurance from the board that executives’ and/or board members’ financial interests in a given transaction have not adversely affected their ability to place shareholders’ interests before their own. Where the transaction involves related parties, the recommendation to support should come from the independent directors, a best practice in most markets, and ideally, the terms should have

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been assessed through an independent appraisal process. In addition, it is good practice that it be approved by a separate vote of the non-conflicted parties.

As a matter of sound governance practice, shareholders should have a right to dispose of company shares in the open market without unnecessary restriction. In our view, corporate mechanisms designed to limit shareholders’ ability to sell their shares are contrary to basic property rights. Such mechanisms can serve to protect and entrench interests other than those of the shareholders. In our experience, shareholders are broadly capable of making decisions in their own best interests. We encourage any so-called “shareholder rights plans” proposed by a board to be subject to shareholder approval upon introduction and periodically thereafter.

Compensation and benefits

In most markets, one of the most important roles for a company’s board of directors is to put in place a compensation structure that incentivizes and rewards executives appropriately. There should be a clear link between variable pay and operational and financial performance. Performance metrics should be stretching and aligned with a company’s strategy and business model. BIS does not have a position on the use of sustainability-related criteria, but in our view, where companies choose to include them, they should be as rigorous as other financial or operational targets. Long-term incentive plans should vest over timeframes aligned with the delivery of long-term shareholder value. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their employment. Finally, pension contributions and other deferred compensation arrangements should be reasonable in light of market practice.

We are not supportive of one-off or special bonuses unrelated to company or individual performance. Where discretion has been used by the compensation committee or its equivalent, we expect disclosure relating to how and why the discretion was used, and how the adjusted outcome is aligned with the interests of shareholders. We acknowledge that the use of peer group evaluation by compensation committees can help ensure competitive pay; however, we are concerned when the rationale for increases in total compensation at a company is solely based on peer benchmarking rather than a rigorous measure of outperformance. We encourage companies to clearly explain how compensation outcomes have rewarded outperformance against peer firms.

We believe consideration should be given to building claw back provisions into incentive plans such that executives would be required to forgo rewards when they are not justified by actual performance and/or when compensation was based on faulty financial reporting or deceptive business practices. We also favor recoupment from any senior executive whose behavior caused material financial harm to shareholders, material reputational risk to the company, or resulted in a criminal investigation, even if such actions did not ultimately result in a material restatement of past results.

Non-executive directors should be compensated in a manner that is commensurate with the time and effort expended in fulfilling their professional responsibilities. Additionally, these compensation arrangements should not risk compromising directors’ independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.

We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We may vote against members of the compensation committee or equivalent board members for poor compensation practices or structures.

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Material sustainability-related risks and opportunities

It is our view that well-managed companies will effectively evaluate and manage material sustainability-related risks and opportunities relevant to their businesses. Appropriate oversight of sustainability considerations is a core component of having an effective governance framework, which supports durable, long-term value creation.

Robust disclosure is essential for investors to effectively evaluate companies’ strategy and business practices related to material sustainability-related risks and opportunities. Given the increased understanding of material sustainability-related risks and opportunities and the need for better information to assess them, BlackRock advocates for continued improvement in companies’ reporting, where necessary, and will express any concerns through our voting where a company’s actions or disclosures are inadequate.

BlackRock encourages companies to use the framework developed by the Task Force on Climate-related Financial Disclosures (TCFD) to disclose their approach to ensuring they have a sustainable business model and to supplement that disclosure with industry-specific metrics such as those identified by the Sustainability Accounting Standards Board (SASB), now part of the International Sustainability Standards Board (ISSB) under the International Financial Reporting Standards (IFRS) Foundation.5 While the TCFD framework was developed to support climate-related risk disclosure, the four pillars of the TCFD governance, strategy, risk management, and metrics and targets are a useful way for companies to disclose how they identify, assess, manage, and oversee a variety of sustainability-related risks and opportunities. SASB’s industry-specific guidance (as identified in its materiality map) is beneficial in helping companies identify key performance indicators (KPIs) across various dimensions of sustainability that are considered to be financially material and decision-useful within their industry. In particular, we encourage companies to consider reporting on nature-related factors, given the growing materiality of these issues for many businesses.6 We recognize that some companies may report using different standards, which may be required by regulation, or one of a number of voluntary standards. In such cases, we ask that companies highlight the metrics that are industry- or company-specific.

Climate and other sustainability-related disclosures often require companies to collect and aggregate data from various internal and external sources. We recognize that the practical realities of data-collection and reporting may not line up with financial reporting cycles and companies may require additional time after their fiscal year-end to accurately collect, analyze and report this data to investors. To give investors time to assess the data, we encourage companies to produce climate and other sustainability-related disclosures sufficiently in advance of their annual meeting.

Companies may also adopt or refer to guidance on sustainable and responsible business conduct issued by supranational organizations such as the United Nations or the Organization for Economic Cooperation and Development. Further, industry initiatives on managing specific operational risks may provide useful guidance to companies on best practices and disclosures. Companies should disclose any relevant global climate and other sustainability-related standards adopted, the industry initiatives in which they

[5]

The International Financial Reporting Standards (IFRS) Foundation announced in November 2021 the formation of an International Sustainability Standards Board (ISSB) to develop a comprehensive global baseline of high-quality sustainability disclosure standards to meet investors’ information needs. SASB standards will over time be adapted to ISSB standards but are the reference reporting tool in the meantime.

[6]

While guidance is still under development for a unified disclosure framework related to natural capital, the emerging recommendations of the Taskforce on Nature-related Financial Disclosures (TNFD), may prove useful to some companies.

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participate, any peer group benchmarking undertaken, and any assurance processes to help investors understand their approach to sustainable and responsible business practices.

Climate risk

It is our view that climate change has become a key factor in many companies’ long-term prospects. As such, as long-term investors we are interested in understanding how companies may be impacted by material climate-related risks and opportunities—just as we seek to understand other business-relevant risks and opportunities—and how these factors are considered within strategy in a manner consistent with the company’s business model and sector. Specifically, we look for companies to disclose strategies they have in place that mitigate and are resilient to any material risks to their long-term business model associated with a range of climate-related scenarios, including a scenario in which global warming is limited to well below 2°C, considering global ambitions to achieve a limit of 1.5°C.7 It is, of course, up to each company to define their own strategy: that is not the role of BlackRock or other investors.

BIS recognizes that climate change can be challenging for many companies, as they seek to drive long-term value by mitigating risks and capturing opportunities. A growing number of companies, financial institutions, as well as governments, have committed to advancing decarbonization in line with the Paris Agreement. There is growing consensus that companies can benefit from the more favorable macroeconomic environment under an orderly, timely and equitable global energy transition.8 Yet the path ahead is deeply uncertain and uneven, with different parts of the economy moving at different speeds.9 Many companies are asking what their role should be in contributing to an orderly and equitable transition – in ensuring a reliable energy supply and energy security, and in protecting the most vulnerable from energy price shocks and economic dislocation. In this context, we encourage companies to include in their disclosure a business plan for how they intend to deliver long-term financial performance through a transition to global net zero carbon emissions, consistent with their business model and sector.

We look to companies to disclose short-, medium- and long-term targets, ideally science-based targets where these are available for their sector, for Scope 1 and 2 greenhouse gas emissions (GHG) reductions and to demonstrate how their targets are consistent with the long-term economic interests of their shareholders. Many companies have an opportunity to use and contribute to the development of low carbon energy sources and technologies that will be essential to decarbonizing the global economy over time. We also recognize that continued investment in traditional energy sources, including oil and gas, is required to maintain an orderly and equitable transition — and that divestiture of carbon-intensive assets is unlikely to contribute to global emissions reductions. We encourage companies to disclose how their capital allocation to various energy sources is consistent with their strategy.

At this stage, we view Scope 3 emissions differently from Scopes 1 and 2, given methodological complexity, regulatory uncertainty, concerns about double-counting, and lack of direct control by companies. While we welcome any disclosures and commitments companies choose to make regarding

[7]

The global aspiration to achieve a net-zero global economy by 2050 is reflective of aggregated efforts; governments representing over 90% of GDP have committed to move to net-zero over the coming decades. In determining how to vote on behalf of clients who have authorized us to do so, we look to companies only to address issues within their control and do not anticipate that they will address matters that are the domain of public policy.

[8]

For example, BlackRock’s Capital Markets Assumptions anticipate 25 points of cumulative economic gains over a 20-year period in an orderly transition as compared to the alternative. This better macro environment will support better economic growth, financial stability, job growth, productivity, as well as ecosystem stability and health outcomes.

[9]	BlackRock, “Managing the net-zero transition”, February 2022.

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Scope 3 emissions, we recognize these are provided on a good-faith basis as methodology develops. Our publicly available commentary provides more information on our approach to climate risk.

Key stakeholder interests

In order to advance long-term shareholders’ interests, companies should consider the interests of the various parties on whom they depend for their success over time. It is for each company to determine their key stakeholders based on what is material to their business and long-term financial performance. Most commonly, key stakeholders include employees, business partners (such as suppliers and distributors), clients and consumers, regulators, and the communities in which they operate.

Considering the interests of key stakeholders recognizes the collective nature of long-term value creation and the extent to which each company’s prospects for growth are tied to its ability to foster strong sustainable relationships with and support from those stakeholders. Companies should articulate how they address adverse impacts that could arise from their business practices and affect critical business relationships with their stakeholders. We encourage companies to implement, to the extent appropriate, monitoring processes (often referred to as due diligence) to identify and mitigate potential adverse impacts and grievance mechanisms to remediate any actual adverse material impacts. In our view, maintaining trust within these relationships can contribute to a company’s long-term success.

As a long-term shareholder on behalf of our clients, we find it helpful when companies disclose how they have identified their key stakeholders and considered their interests in business decision-making. We are also interested to understand the role of the board, which is well positioned to ensure that the approach taken is informed by and aligns with the company’s strategy and purpose.

Other corporate governance matters and shareholder protections

It is our view that shareholders have a right to material and timely information on the financial performance and viability of the companies in which they invest. In addition, companies should publish information on the governance structures in place and the rights of shareholders to influence these structures. The reporting and disclosure provided by companies help shareholders assess whether their economic interests have been protected and the quality of the board’s oversight of management. We believe shareholders should have the right to vote on key corporate governance matters, including changes to governance mechanisms, to submit proposals to the shareholders’ meeting, and to call special meetings of shareholders.

Corporate Form

In our view, it is the responsibility of the board to determine the corporate form that is most appropriate given the company’s purpose and business model.10 Companies proposing to change their corporate form to a public benefit corporation or similar entity should put it to a shareholder vote if not already required to do so under applicable law. Supporting documentation from companies or shareholder proponents proposing to alter the corporate form should clearly articulate how the interests of shareholders and different stakeholders would be impacted as well as the accountability and voting mechanisms that would be available to shareholders. As a fiduciary on behalf of clients, we generally

[10]	Corporate form refers to the legal structure by which a business is organized.

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support management proposals if our analysis indicates that shareholders’ interests are adequately protected. Relevant shareholder proposals are evaluated on a case-by-case basis.

Shareholder proposals

In most markets in which BlackRock invests on behalf of clients, shareholders have the right to submit proposals to be voted on by shareholders at a company’s annual or extraordinary meeting, as long as eligibility and procedural requirements are met. The matters that we see put forward by shareholders address a wide range of topics, including governance reforms, capital management, and improvements in the management or disclosure of sustainability-related risks.

BlackRock is subject to certain requirements under antitrust law in the United States that place restrictions and limitations on how BlackRock can interact with the companies in which we invest on behalf of our clients, including our ability to submit shareholder proposals. As noted above, we can vote, on behalf of clients who authorize us to do so, on proposals put forth by others.

When assessing shareholder proposals, we evaluate each proposal on its merit, with a singular focus on its implications for long-term value creation. We consider the business and economic relevance of the issue raised, as well as its materiality and the urgency with which we believe it should be addressed. We take into consideration the legal effect of the proposal, as shareholder proposals may be advisory or legally binding depending on the jurisdiction. We would not support proposals that we believe would result in over-reaching into the basic business decisions of the company.

Where a proposal is focused on a material governance or sustainability-related risk that we agree needs to be addressed and the intended outcome is consistent with long-term value creation, we will look to the board and management to demonstrate that the company has met the intent of the request made in the shareholder proposal. Where our analysis and/or engagement indicate an opportunity for improvement in the company’s approach to the issue, we may support shareholder proposals that are reasonable and not unduly prescriptive or constraining on management. Alternatively, or in addition, we may vote against the re-election of one or more directors if, in our assessment, the board has not responded sufficiently or with an appropriate sense of urgency. While we may not agree with all aspects of a shareholder proponent’s views or all facets of the proponent’s supporting statement, we may still support proposals that address material governance or sustainability-related risks where we believe it would be helpful for shareholders to have more detailed information on how those risks are identified, monitored, and managed to support a company’s ability to deliver long-term financial returns. We may also support a proposal if management is on track, but we believe that voting in favor might accelerate progress.

BlackRock’s oversight of its investment stewardship activities

Oversight

BlackRock maintains three regional advisory committees (Stewardship Advisory Committees) for a) the Americas; b) Europe, the Middle East and Africa (EMEA); and c) Asia-Pacific, generally consisting of senior BlackRock investment professionals and/or senior employees with practical boardroom experience. The regional Stewardship Advisory Committees review and advise on amendments to BIS proxy voting guidelines covering markets within each respective region (Guidelines). The advisory committees do not determine voting decisions, which are the responsibility of BIS.

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In addition to the regional Stewardship Advisory Committees, the Investment Stewardship Global Oversight Committee (Global Committee) is a risk-focused committee, comprised of senior representatives from various BlackRock investment teams, a senior legal representative, the Global Head of Investment Stewardship (Global Head), and other senior executives with relevant experience and team oversight. The Global Oversight Committee does not determine voting decisions, which are the responsibility of BIS.

The Global Head has primary oversight of the activities of BIS, including voting in accordance with the Guidelines, which require the application of professional judgment and consideration of each company’s unique circumstances. The Global Committee reviews and approves amendments to these Principles. The Global Committee also reviews and approves amendments to the regional Guidelines, as proposed by the regional Stewardship Advisory Committees.

In addition, the Global Committee receives and reviews periodic reports regarding the votes cast by BIS, as well as updates on material process issues, procedural changes, and other risk oversight considerations. The Global Committee reviews these reports in an oversight capacity as informed by the BIS corporate governance engagement program and the Guidelines.

BIS carries out engagement with companies, monitors and executes proxy votes, and conducts vote operations (including maintaining records of votes cast) in a manner consistent with the relevant Guidelines. BIS also conducts research on corporate governance issues and participates in industry discussions to contribute to and keep abreast of important developments in the corporate governance field. BIS may utilize third parties for certain of the foregoing activities and performs oversight of those third parties. BIS may raise complicated or particularly controversial matters for internal discussion with the relevant investment teams and governance specialists for discussion and guidance prior to making a voting decision.

Vote execution

BlackRock votes on proxy issues when our clients authorize us to do so. We offer certain clients who prefer their holdings to be voted consistent with specific values or views Voting Choice.11 When BlackRock votes on behalf of our clients, we carefully consider proxies submitted to funds and other fiduciary account(s) (Fund or Funds) for which we have voting authority. BlackRock votes (or refrains from voting) proxies for each Fund for which we have voting authority based on our evaluation of the best long-term economic interests of our clients as shareholders, in the exercise of our independent business judgment, and without regard to the relationship of the issuer of the proxy (or any shareholder proponent or dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, or BlackRock employees (see “Conflicts management policies and procedures”, below).

When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with the Guidelines for the relevant market. The Guidelines are reviewed annually and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by the applicable Stewardship Advisory Committees. BIS analysts may, in the exercise of their professional judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is required or that an exception to the Guidelines would be in the best long-term economic interests of BlackRock’s clients.

[11]	To learn more visit https://www.blackrock.com/corporate/about-us/investment-stewardship/blackrock-voting-choice

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In the uncommon circumstance of there being a vote with respect to fixed income securities or the securities of privately held issuers, the decision generally will be made by a Fund’s portfolio managers and/or BIS based on their assessment of the particular transactions or other matters at issue.

In certain markets, proxy voting involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include, but are not limited to: i) untimely notice of shareholder meetings; ii) restrictions on a foreigner’s ability to exercise votes; iii) requirements to vote proxies in person; iv) “share-blocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); v) potential difficulties in translating the proxy; vi) regulatory constraints; and vii) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as share-blocking or overly burdensome administrative requirements.

As a consequence, BlackRock votes proxies in these situations on a “best-efforts” basis. In addition, BIS may determine that it is generally in the best interests of BlackRock’s clients not to vote proxies (or not to vote our full allocation) if the costs (including but not limited to opportunity costs associated with share-blocking constraints) associated with exercising a vote are expected to outweigh the benefit the client would derive by voting on the proposal.

Portfolio managers have full discretion to vote the shares in the Funds they manage based on their analysis of the economic impact of a particular ballot item on their investors. Portfolio managers may, from time to time, reach differing views on how best to maximize economic value with respect to a particular investment. Therefore, portfolio managers may, and sometimes do, vote shares in the Funds under their management differently from BIS or from one another. However, because BlackRock’s clients are mostly long-term investors with long-term economic goals, ballots are frequently cast in a uniform manner.

Conflicts management policies and procedures

BIS maintains policies and procedures that seek to prevent undue influence on BlackRock’s proxy voting activity. Such influence might stem from any relationship between the investee company (or any shareholder proponent or dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates, or BlackRock employees. The following are examples of sources of perceived or potential conflicts of interest:

•	BlackRock clients who may be issuers of securities or proponents of shareholder resolutions

•	BlackRock business partners or third parties who may be issuers of securities or proponents of shareholder resolutions

•	BlackRock employees who may sit on the boards of public companies held in Funds managed by BlackRock

•	Significant BlackRock, Inc. investors who may be issuers of securities held in Funds managed by BlackRock

•	Securities of BlackRock, Inc. or BlackRock investment funds held in Funds managed by BlackRock

•	BlackRock, Inc. board members who serve as senior executives or directors of public companies held in Funds managed by BlackRock

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BlackRock has taken certain steps to mitigate perceived or potential conflicts including, but not limited to, the following:

•	Adopted the Guidelines which are designed to advance our clients’ interests in the companies in which BlackRock invests on their behalf

•

Established a reporting structure that separates BIS from employees with sales, vendor management, or business partnership roles. In addition, BlackRock seeks to ensure that all engagements with corporate issuers, dissident shareholders or shareholder proponents are managed consistently and without regard to BlackRock’s relationship with such parties. Clients or business partners are not given special treatment or differentiated access to BIS. BIS prioritizes engagements based on factors including, but not limited to, our need for additional information to make a voting decision or our view on the likelihood that an engagement could lead to positive outcome(s) over time for the economic value of the company. Within the normal course of business, BIS may engage directly with BlackRock clients, business partners and/or third parties, and/or with employees with sales, vendor management, or business partnership roles, in discussions regarding our approach to stewardship, general corporate governance matters, client reporting needs, and/or to otherwise ensure that proxy-related client service levels are met

•

Determined to engage, in certain instances, an independent third party voting service provider to make proxy voting recommendations as a further safeguard to avoid potential conflicts of interest, to satisfy regulatory compliance requirements, or as may be otherwise required by applicable law. In such circumstances, the voting service provider provides BlackRock with recommendations, in accordance with the Guidelines, as to how to vote such proxies. BlackRock uses an independent voting service provider to make proxy voting recommendations for shares of BlackRock, Inc. and companies affiliated with BlackRock, Inc. BlackRock may also use an independent voting service provider to make proxy voting recommendations for:

•	public companies that include BlackRock employees on their boards of directors

•	public companies of which a BlackRock, Inc. board member serves as a senior executive or a member of the board of directors

•	public companies that are the subject of certain transactions involving BlackRock Funds

•	public companies that are joint venture partners with BlackRock, and

•	public companies when legal or regulatory requirements compel BlackRock to use an independent voting service provider

In selecting a voting service provider, we assess several characteristics, including but not limited to: independence, an ability to analyze proxy issues and make recommendations in the best economic interest of our clients in accordance with the Guidelines, reputation for reliability and integrity, and operational capacity to accurately deliver the assigned recommendations in a timely manner. We may engage more than one voting service provider, in part to mitigate potential or perceived conflicts of interest at a single voting service provider. The Global Committee appoints and reviews the performance of the voting service providers, generally on an annual basis.

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Securities lending

When so authorized, BlackRock acts as a securities lending agent on behalf of Funds. Securities lending is a well-regulated practice that contributes to capital market efficiency. It also enables funds to generate additional returns for a fund, while allowing fund providers to keep fund expenses lower.

With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is informed by our fiduciary responsibility to act in our clients’ best interests. In most cases, BlackRock anticipates that the potential long-term value to the Fund of voting shares would be less than the potential revenue the loan may provide the Fund. However, in certain instances, BlackRock may determine, in its independent business judgment as a fiduciary, that the value of voting outweighs the securities lending revenue loss to clients and would therefore recall shares to be voted in those instances.

The decision to recall securities on loan as part of BlackRock’s securities lending program in order to vote is based on an evaluation of various factors that include, but are not limited to, assessing potential securities lending revenue alongside the potential long-term value to clients of voting those securities (based on the information available at the time of recall consideration).12 BIS works with colleagues in the Securities Lending and Risk and Quantitative Analysis teams to evaluate the costs and benefits to clients of recalling shares on loan.

Periodically, BlackRock reviews our process for determining whether to recall securities on loan in order to vote and may modify it as necessary.

Voting guidelines

The issue-specific Guidelines published for each region/country in which we vote are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest. The Guidelines are not intended to be exhaustive. BIS applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review. As such, the Guidelines do not indicate how BIS will vote in every instance. Rather, they reflect our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.

Reporting and vote transparency

We are committed to transparency in the stewardship work we do on behalf of clients. We inform clients about our engagement and voting policies and activities through direct communication and through disclosure on our website. Each year we publish an annual report that provides a global overview of our investment stewardship engagement and voting activities and a voting spotlight that summarizes our voting over a proxy year.13 Additionally, we make public our market-specific voting guidelines for the benefit of clients and companies with whom we engage. We also publish commentaries to share our perspective on market developments and emerging key themes.

[12]

Recalling securities on loan can be impacted by the timing of record dates. In the United States, for example, the record date of a shareholder meeting typically falls before the proxy statements are released. Accordingly, it is not practicable to evaluate a proxy statement, determine that a vote has a material impact on a fund and recall any shares on loan in advance of the record date for the annual meeting. As a result, managers must weigh independent business judgement as a fiduciary, the benefit to a fund’s shareholders of recalling loaned shares in advance of an estimated record date without knowing whether there will be a vote on matters which have a material impact on the fund (thereby forgoing potential securities lending revenue for the fund’s shareholders) or leaving shares on loan to potentially earn revenue for the fund (thereby forgoing the opportunity to vote).

[13]	The proxy year runs from July 1 to June 30 of the proceeding calendar year.

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At a more granular level, we publish quarterly our vote record for each company that held a shareholder meeting during the period, showing how we voted on each proposal and explaining any votes against management proposals or on shareholder proposals. For shareholder meetings where a vote might be high profile or of significant interest to clients, we may publish a vote bulletin after the meeting, disclosing and explaining our vote on key proposals. We also publish a quarterly list of all companies with which we engaged and the key topics addressed in the engagement meeting.

In this way, we help inform our clients about the work we do on their behalf in promoting the governance and business models that support durable, long-term value creation.

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Want to know more?

blackrock.com/stewardship | contactstewardship@blackrock.com

This document is provided for information and educational purposes only. Investing involves risk, including the loss of principal.

Prepared by BlackRock, Inc.

©2023 BlackRock, Inc. All rights reserved. BLACKROCK is a trademark of BlackRock, Inc., or its subsidiaries in the United States and elsewhere. All other trademarks are those of their respective owners.

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CAUSEWAY CAPITAL MANAGEMENT LLC

PROXY VOTING POLICIES AND PROCEDURES

Overview

As an investment adviser with fiduciary responsibilities to its clients, Causeway Capital Management LLC (“Causeway”) votes the proxies of companies owned by investment vehicles managed and sponsored by Causeway, and institutional and private clients who have granted Causeway such voting authority. Causeway has adopted these Proxy Voting Policies and Procedures to govern how it performs and documents its fiduciary duty regarding the voting of proxies.

Proxies are voted solely in what Causeway believes is the best interests of the client, a fund’s shareholders or, where employee benefit assets are involved, plan participants and beneficiaries (collectively “clients”). Causeway’s intent is to vote proxies, wherever possible to do so, in a manner consistent with its fiduciary obligations. Practicalities involved in international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

The Chief Operating Officer of Causeway supervises the proxy voting process. Proxy voting staff monitor upcoming proxy votes, review proxy research, identify potential conflicts of interest and escalate such issues to the Chief Operating Officer, receive input from portfolio managers, and ultimately submit proxy votes in accordance with these Proxy Voting Policies and Procedures. The Chief Operating Officer and President have final decision-making authority over case-by-case votes. To assist in fulfilling its responsibility for voting proxies, Causeway currently uses Institutional Shareholder Services Inc. (“ISS”) for proxy research, which assists the decision-making process, and for proxy voting services, which include organizing and tracking pending proxies, communicating voting decisions to custodian banks, and maintaining records. Causeway will conduct periodic due diligence on ISS and its capacity and competency to provide proxy research and the proxy voting services provided to Causeway.

Proxy Voting Guidelines

Causeway generally votes on specific matters in accordance with the proxy voting guidelines set forth below. However, Causeway reserves the right to vote proxies on behalf of clients on a case-by-case basis if the facts and circumstances so warrant.

Causeway’s proxy voting guidelines are designed to cast votes consistent with certain basic principles: (i) increasing shareholder value; (ii) maintaining or increasing shareholder influence over the board of directors and management; (iii) establishing and enhancing strong and independent boards of directors; (iv) maintaining or increasing the rights of shareholders; and (v) aligning the interests of management and employees with those of shareholders with a view toward the reasonableness of executive compensation and shareholder dilution. Causeway’s guidelines also recognize that a company’s

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management is charged with day-to-day operations and, therefore, Causeway generally votes on routine business matters in favor of management’s proposals or positions.

Causeway generally votes for:

•	distributions of income

•	appointment of auditors

•	director compensation, unless deemed excessive

•

boards of directors – Causeway generally votes for management’s slate of director nominees. However, it votes against incumbent nominees with poor attendance records, or who have otherwise acted in a manner Causeway believes is not in the best interests of shareholders. Causeway recognizes that, in certain jurisdictions, local law or regulation may influence Board composition.

•	financial results/director and auditor reports

•	share repurchase plans

•	changing corporate names and other similar matters

Causeway generally votes the following matters on a case-by-case basis:

•	amendments to articles of association or other governing documents

•	changes in board or corporate governance structure

•	changes in authorized capital including proposals to issue shares

•

compensation – Causeway believes that it is important that a company’s equity-based compensation plans, including stock option or restricted stock plans, are aligned with the interests of shareholders, including Causeway’s clients, and focus on observable long-term returns. Causeway evaluates compensation plans on a case-by-case basis, with due consideration of potential consequences of a particular compensation plan. Causeway generally opposes packages that it believes provide excessive awards or create excessive shareholder dilution. Causeway generally opposes proposals to reprice options because the underlying stock has fallen in value.

•

social and environmental issues – Causeway believes that it is generally management’s responsibility to address such issues within the context of increasing long-term shareholder value. To the extent that management’s

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position on a social or environmental issue is inconsistent with increasing long-term shareholder value, Causeway may vote against management or abstain. Causeway may also seek to engage in longer-term dialogue with management on these issues, either separately or in connection with proxy votes on the issue.

•	debt issuance requests

•	mergers, acquisitions and other corporate reorganizations or restructurings

•	changes in state or country of incorporation

•	related party transactions

Causeway generally votes against:

•

anti-takeover mechanisms – Causeway generally opposes anti-takeover mechanisms including poison pills, unequal voting rights plans, staggered boards, provisions requiring supermajority approval of a merger and other matters that are designed to limit the ability of shareholders to approve merger transactions.

Conflicts of Interest

Causeway’s interests may, in certain proxy voting situations, be in conflict with the interests of clients. Causeway may have a conflict if a company that is soliciting a proxy is a client of Causeway or is a major business partner or vendor for Causeway. Causeway may also have a conflict if Causeway personnel have significant business or personal relationships with participants in proxy contests, corporate directors or director candidates.

The Chief Operating Officer determines the issuers with which Causeway may have a significant business relationship. For this purpose, a “significant business relationship” is one that: (1) represents 1.5% or more of Causeway’s prior calendar year gross revenues; (2) represents $2,000,000 or more in payments from a sponsored vehicle during the prior calendar year; or (3) may not directly involve revenue to Causeway or payments from its sponsored vehicles, but is otherwise determined by the Chief Operating Officer to be significant to Causeway or its affiliates or sponsored vehicles, such as a primary service provider of a fund or vehicle managed and sponsored by Causeway, or a significant relationship with the company that might create an incentive for Causeway to vote in favor of management.

The Chief Operating Officer will identify issuers with which Causeway’s employees who are involved in the proxy voting process may have a significant personal or family

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relationship. For this purpose, a “significant personal or family relationship” is one that would be reasonably likely to influence how Causeway votes proxies.

Proxy voting staff will seek to identify potential conflicts of interest in the first instance and escalate relevant information to the Chief Operating Officer. The Chief Operating Officer will reasonably investigate information relating to conflicts of interest. For purposes of identifying conflicts under this policy, the Chief Operating Officer will rely on publicly available information about Causeway and its affiliates, information about Causeway and its affiliates that is generally known by Causeway’s employees, and other information actually known by the Chief Operating Officer. Absent actual knowledge, the Chief Operating Officer is not required to investigate possible conflicts involving Causeway where the information is (i) non-public, (ii) subject to information blocking procedures, or (iii) otherwise not readily available to the Chief Operating Officer.

Proxy voting staff will maintain a list of issuers with which there may be a conflict and will monitor for potential conflicts of interest on an ongoing basis.

Proxy proposals that are “routine,” such as uncontested elections of directors or those not subject to a vote withholding campaign, meeting formalities, and approvals of annual reports/financial statements are presumed not to involve material conflicts of interest. For non-routine proposals, the Chief Operating Officer in consultation with Causeway’s General Counsel/Chief Compliance Officer decides if they involve a material conflict of interest.

If a proposal is determined to involve a material conflict of interest, Causeway may, but is not required to, obtain instructions from the client on how to vote the proxy or obtain the client’s consent for Causeway’s vote. If Causeway does not seek the client’s instructions or consent, Causeway will vote as follows:

•	If a “for” or “against” or “with management” guideline applies to the proposal, Causeway will vote in accordance with that guideline.

•

If a “for” or “against” or “with management” guideline does not apply to the proposal, Causeway will follow the recommendation of an independent third party such as ISS. If Causeway seeks to follow the recommendation of a third party, the Chief Operating Officer will assess the third party’s capacity and competency to analyze the issue, as well as the third party’s ability to identify and address conflicts of interest it may have with respect to the recommendation.

To monitor potential conflicts of interest regarding the research and recommendations of independent third parties, such as ISS, proxy voting staff will review the third party’s disclosures of significant relationships. The Chief Operating Officer will review proxy votes involving issuers where a significant relationship has been identified by the proxy research provider.

-4-	June 30, 2021

Practical Limitations Relating to Proxy Voting

While the proxy voting process is well established in the United States and other developed markets with numerous tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions may involve a number of problems that may restrict or prevent Causeway’s ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings relative to deadlines required to submit votes; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) restrictions on the sale of the securities for a period of time prior to the shareholder meeting; and (vi) requirements to provide local agents with powers of attorney (which Causeway will typically rely on clients to maintain) to facilitate Causeway’s voting instructions. As a result, Causeway will only use its best efforts to vote clients’ non-US proxies and Causeway may decide not to vote a proxy if it determines that it would be impractical or disadvantageous to do so.

In addition, regarding US and non-US companies, Causeway will not vote proxies if it does not receive adequate information from the client’s custodian in sufficient time to cast the vote.

For clients with securities lending programs, Causeway may not be able to vote proxies for securities that a client has loaned to a third party. Causeway recognizes that clients manage their own securities lending programs. Causeway may, but is not obligated to, notify a client that Causeway is being prevented from voting a proxy due to the securities being on loan. There can be no assurance that such notice will be received in time for the client, if it so chooses, to recall the security.

-5-	June 30, 2021

Proxy Voting Policies and Procedures

Amended as of September 2023

I.	Types of Accounts for Which ClearBridge Votes Proxies

II.	General Guidelines

III.	How ClearBridge Votes

IV.	Conflicts of Interest

A.	Procedures for Identifying Conflicts of Interest

B.	Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

C.	Third Party Proxy Voting Firm—Conflicts of Interest

V.	Voting Policy

A.	Election of Directors

B.	Proxy Contests

C.	Auditors

D.	Proxy Contest Defenses

E.	Tender Offer Defenses

F.	Miscellaneous Governance Provisions

G.	Capital Structure

H.	Executive and Director Compensation

I.	State/Country of Incorporation

J.	Mergers and Corporate Restructuring

K.	Social and Environmental Issues

L.	Miscellaneous

VI.	Other Considerations

A.	Share Blocking

B.	Securities on Loan

VII.	Disclosure of Proxy Voting

VIII.	Recordkeeping and Oversight

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Proxy Voting Policies and Procedures

Amended as of September 2023

I.	TYPES OF ACCOUNTS FOR WHICH CLEARBRIDGE VOTES PROXIES

ClearBridge votes proxies for each client for which it has investment discretion unless the investment management agreement provides that the client or other authorized party (e.g., a trustee or named fiduciary of a plan) is responsible for voting proxies.

II.	GENERAL GUIDELINES

In voting proxies, we are guided by general fiduciary principles. Our goal is to act prudently, solely in the best interest of the beneficial owners of the accounts we manage. We attempt to provide for the consideration of all factors that could affect the value of the investment and will vote proxies in the manner that we believe will be consistent with efforts to maximize shareholder values.

III.	HOW CLEARBRIDGE VOTES

Section V of these policies and procedures sets forth certain stated positions. In the case of a proxy issue for which there is a stated position, we generally vote in accordance with the stated position. In the case of a proxy issue for which there is a list of factors set forth in Section V that we consider in voting on such issue, we consider those factors and vote on a case-by-case basis in accordance with the general principles set forth above. In the case of a proxy issue for which there is no stated position or list of factors that we consider in voting on such issue, we vote on a case-by-case basis in accordance with the general principles set forth above. We may utilize an external service provider to provide us with information and/or a recommendation with regard to proxy votes but we are not required to follow any such recommendations. The use of an external service provider does not relieve us of our responsibility for the proxy vote.

For routine matters, we usually vote according to our policy or the external service provider’s recommendation, although we are not obligated to do so and each individual portfolio management team may vote contrary to our policy or the recommendation of the external service provider. If a matter is non-routine, e.g., management’s recommendation is different than that of the external service provider and ClearBridge is a significant holder or it is a significant holding for ClearBridge, the issues will be highlighted to the appropriate investment teams. Different investment teams may vote differently on the same issue, depending upon their assessment of clients’ best interests.

ClearBridge’s policies are reviewed annually and its proxy voting process is overseen and coordinated by its Proxy Committee.

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IV.	CONFLICTS OF INTEREST

In furtherance of ClearBridge’s goal to vote proxies in the best interests of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients.

A.	Procedures for Identifying Conflicts of Interest

ClearBridge relies on the following to seek to identify conflicts of interest with respect to proxy voting:

1.

ClearBridge’s employees are periodically reminded of their obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships or personal or business relationships relating to another Franklin Resources, Inc. (“Franklin”) business unit, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge’s Chief Compliance Officer.

2.

ClearBridge’s finance area maintains and provides to ClearBridge Compliance and proxy voting personnel an up- to-date list of all client relationships that have historically accounted for or are projected to account for greater than 1% of ClearBridge’s net revenues.

3.

As a general matter, ClearBridge takes the position that relationships between a non-ClearBridge Franklin unit and an issuer (e.g., investment management relationship between an issuer and a non-ClearBridge Franklin affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer because ClearBridge operates as an independent business unit from other Franklin business units and because of the existence of informational barriers between ClearBridge and certain other Franklin business units. As noted above, ClearBridge employees are under an obligation to bring such conflicts of interest, including conflicts of interest which may arise because of an attempt by another Franklin business unit or non-ClearBridge Franklin officer or employee to influence proxy voting by ClearBridge to the attention of ClearBridge Compliance.

4.

A list of issuers with respect to which ClearBridge has a potential conflict of interest in voting proxies on behalf of client accounts will be maintained by ClearBridge proxy voting personnel. ClearBridge will not vote proxies relating to such issuers until it has been determined that the conflict of interest is not material or a method for resolving the conflict of interest has been agreed upon and implemented, as described in Section IV below.

B.	Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

1.

ClearBridge maintains a Proxy Committee which, among other things, reviews and addresses conflicts of interest brought to its attention. The Proxy Committee is comprised of such ClearBridge personnel (and others, at ClearBridge’s request), as are designated from time to time. The current members of the Proxy Committee are set forth in the Proxy Committee’s Terms of Reference.

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2.

All conflicts of interest identified pursuant to the procedures outlined in Section IV. A. must be brought to the attention of the Proxy Committee for resolution. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party generally is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge’s position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.

3.

The Proxy Committee will determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the Proxy Committee will be maintained.

4.	If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

5.

If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee will determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

•	disclosing the conflict to clients and obtaining their consent before voting;

•	suggesting to clients that they engage another party to vote the proxy on their behalf;

•	in the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

•	such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.*

A written record of the method used to resolve a material conflict of interest shall be maintained.

C.	Third Party Proxy Voting Firm—Conflicts of Interest

With respect to a third-party proxy voting firm described herein, the Proxy Committee will periodically review and assess such firm’s policies, procedures and practices with respect to the disclosure and handling of conflicts of interest.

*

Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Committee may resolve such conflict of interest by satisfying itself that ClearBridge’s proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.

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V.	VOTING POLICY

These are policy guidelines that can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account holding the shares being voted. There may be occasions when different investment teams vote differently on the same issue. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Proxy Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

A.	Election of Directors

1.	Voting on Director Nominees in Uncontested Elections.

a.	We withhold our vote from a director nominee who:

•	attended less than 75 percent of the company’s board and committee meetings without a valid excuse (illness, service to the nation/local government, work on behalf of the company);

•	received more than 50 percent withheld votes of the shares cast at the previous board election, and the company has failed to address the issue as to why;

•	is a member of the company’s audit committee, when excessive non-audit fees were paid to the auditor, or there are chronic control issues and an absence of established effective control mechanisms;

•	is a member of the company’s compensation committee if the compensation committee ignore a say on pay proposal that a majority of shareholders opposed;

•	is a member of the company’s nominating committee and there is no gender diversity on the board (or those currently proposed for election to the board do not meet that criterion).

•	is a member of the company’s nominating committee and there is no racial/ethnic diversity on the board (or those currently proposed for election to the board do not meet that criterion).[1]

b.	We vote on a case-by-case basis in the following circumstances:

•

Significant Greenhouse Gas (GHG) Emitters—We will generally vote against the Chair of the board and the Chair of the responsible committee for companies that are significant GHG emitters in cases where the company is not taking the minimum steps needed to understand, assess, and mitigate risks related to climate change to the company and the larger economy. Minimum steps include detailed disclosure of climate-related risks, such as the Task Force on Climate-related Financial Disclosures (TCFD); and, at this time, “appropriate” GHG emissions reductions targets (i.e., short-

1. This position only applies to Anglo markets which is defined as US, Canada, UK, Ireland, Australia and New Zealand.

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term and medium-term GHG reduction targets or net zero by 2050 GHG reduction targets).

•

Lack of Progress Towards Addressing Emissions—We may decide to vote against the Chair of the board and relevant Directors in connection with our net zero commitment if we determine that insufficient progress has been made towards addressing emissions. Such a vote against the Chair and Directors would be one of the final steps in our net zero escalation policy. A vote against the Chair and Directors would only be considered after extensive direct engagement with the company and where there is insufficient progress being made via engagement after several years. This vote would be placed on an ad hoc basis and only upon our specific request.

c.	We vote for all other director nominees.

2.	Chairman and CEO is the Same Person.

We vote on a case-by-case basis on shareholder proposals that would require the positions of the Chairman and CEO to be held by different persons. We would generally vote FOR such a proposal unless there are compelling reasons to vote against the proposal, including:

•	Designation of a lead director

•	Majority of independent directors (supermajority)

•	All independent key committees

•	Size of the company (based on market capitalization)

•	Established governance guidelines

•	Company performance

3.	Majority of Independent Directors

a.

We vote for shareholder proposals that request that the board be comprised of a majority of independent directors. Generally that would require that the director have no connection to the company other than the board seat. In determining whether an independent director is truly independent (e.g. when voting on a slate of director candidates), we consider certain factors including, but not necessarily limited to, the following: whether the director or his/her company provided professional services to the company or its affiliates either currently or in the past year; whether the director has any transactional relationship with the company; whether the director is a significant customer or supplier of the company; whether the director is employed by a foundation or university that received significant grants or endowments from the company or its affiliates; and whether there are interlocking directorships.

b.	We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

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4.	Stock Ownership Requirements

We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

5.	Term of Office

We vote against shareholder proposals to limit the tenure of independent directors.

6.	Director and Officer Indemnification and Liability Protection

a.	Subject to subparagraphs 2, 3, and 4 below, we vote for proposals concerning director and officer indemnification and liability protection.

b.	We vote for proposals to limit and against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

c.

We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

d.

We vote for only those proposals that provide such expanded coverage noted in subparagraph 3 above in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) if only the director’s legal expenses would be covered.

7.	Director Qualifications

a.

We vote case-by-case on proposals that establish or amend director qualifications. Considerations include how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

b.	We vote against shareholder proposals requiring two candidates per board seat.

B.	Proxy Contests

1.	Voting for Director Nominees in Contested Elections

We vote on a case-by-case basis in contested elections of directors. Considerations include: chronology of events leading up to the proxy contest; qualifications of director nominees (incumbents and dissidents); for incumbents, whether the board is comprised of a majority of outside directors; whether key committees (i.e.: nominating, audit, compensation) comprise solely of independent outsiders; discussion with the respective portfolio manager(s).

2.	Reimburse Proxy Solicitation Expenses

We vote on a case-by-case basis on proposals to provide full reimbursement for dissidents waging a proxy contest. Considerations include: identity of persons who will pay solicitation expenses; cost of solicitation; percentage that will be paid to proxy solicitation firms.

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C.	Auditors

1.	Ratifying Auditors

We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position or there is reason to believe the independent auditor has not followed the highest level of ethical conduct. Specifically, we will vote to ratify auditors if the auditors only provide the company audit services and such other audit-related and non-audit services the provision of which will not cause such auditors to lose their independence under applicable laws, rules and regulations.

2.	Financial Statements and Director and Auditor Reports

We generally vote for management proposals seeking approval of financial accounts and reports and the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors or directors.

3.	Remuneration of Auditors

We vote for proposals to authorize the board or an audit committee of the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

4.	Indemnification of Auditors

We vote against proposals to indemnify auditors.

D.	Proxy Contest Defenses

1.	Board Structure: Staggered vs. Annual Elections

a.	We vote against proposals to classify the board.

b.	We vote for proposals to repeal classified boards and to elect all directors annually.

2.	Shareholder Ability to Remove Directors

a.	We vote against proposals that provide that directors may be removed only for cause.

b.	We vote for proposals to restore shareholder ability to remove directors with or without cause.

c.	We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

d.	We vote for proposals that permit shareholders to elect directors to fill board vacancies.

3.	Cumulative Voting

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a.	If plurality voting is in place for uncontested director elections, we vote for proposals to permit or restore cumulative voting.

b.	If majority voting is in place for uncontested director elections, we vote against cumulative voting.

c.

If plurality voting is in place for uncontested director elections, and proposals to adopt both cumulative voting and majority voting are on the same slate, we vote for majority voting and against cumulative voting.

4.	Majority Voting

We vote for non-binding and/or binding resolutions requesting that the board amend a company’s by-laws to stipulate that directors need to be elected with an affirmative majority of the votes cast, provided that it does not conflict with the state law where the company is incorporated. In addition, all resolutions need to provide for a carve-out for a plurality vote standard when there are more nominees than board seats (i.e. contested election). In addition, ClearBridge strongly encourages companies to adopt a post-election director resignation policy setting guidelines for the company to follow to promptly address situations involving holdover directors.

5.	Shareholder Ability to Call Special Meetings

a.	We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

b.

We vote for proposals that provide shareholders with the ability to call special meetings, taking into account a minimum ownership threshold of 10 percent (and investor ownership structure, depending on bylaws).

6.	Shareholder Ability to Act by Written Consent

a.	We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

b.	We vote for proposals to allow or make easier shareholder action by written consent.

7.	Shareholder Ability to Alter the Size of the Board

a.	We vote for proposals that seek to fix the size of the board.

b.	We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

8.	Advance Notice Proposals

We vote on advance notice proposals on a case-by-case basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

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9.	Amendment of By-Laws

a.	We vote against proposals giving the board exclusive authority to amend the by-laws.

b.	We vote for proposals giving the board the ability to amend the by-laws in addition to shareholders.

10.	Article Amendments (not otherwise covered by ClearBridge Proxy Voting Policies and Procedures).

We review on a case-by-case basis all proposals seeking amendments to the articles of association.

We vote for article amendments if:

•	shareholder rights are protected;

•	there is negligible or positive impact on shareholder value;

•	management provides adequate reasons for the amendments; and

•	the company is required to do so by law (if applicable).

E.	Tender Offer Defenses

1.	Poison Pills

a.	We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

b.

We vote on a case-by-case basis on shareholder proposals to redeem a company’s poison pill. Considerations include: when the plan was originally adopted; financial condition of the company; terms of the poison pill.

c.

We vote on a case-by-case basis on management proposals to ratify a poison pill. Considerations include: sunset provision—poison pill is submitted to shareholders for ratification or rejection every 2 to 3 years; shareholder redemption feature -10% of the shares may call a special meeting or seek a written consent to vote on rescinding the rights plan.

2.	Fair Price Provisions

a.	We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

b.	We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

3.	Greenmail

a.	We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

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b.	We vote on a case-by-case basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

4.	Unequal Voting Rights

a.	We vote against dual class exchange offers.

b.	We vote against dual class re-capitalization.

5.	Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

a.	We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

b.	We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

6.	Supermajority Shareholder Vote Requirement to Approve Mergers

a.	We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

b.	We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

7.	White Knight/Squire Placements

We vote for shareholder proposals to require approval of blank check preferred stock issues.

F.	Miscellaneous Governance Provisions

1.	Confidential Voting

a.

We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

b.	We vote for management proposals to adopt confidential voting subject to the proviso for contested elections set forth in sub-paragraph A.1. above.

2.	Equal Access

We vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

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3.	Bundled Proposals

We vote on a case-by-case basis on bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests and therefore not in the best interests of the beneficial owners of accounts, we vote against the proposals. If the combined effect is positive, we support such proposals.

4.	Shareholder Advisory Committees

We vote on a case-by-case basis on proposals to establish a shareholder advisory committee. Considerations include: rationale and cost to the firm to form such a committee. We generally vote against such proposals if the board and key nominating committees are comprised solely of independent/outside directors.

5.	Other Business

We vote for proposals that seek to bring forth other business matters.

6.	Adjourn Meeting

We vote on a case-by-case basis on proposals that seek to adjourn a shareholder meeting in order to solicit additional votes.

7.	Lack of Information

We vote against proposals if a company fails to provide shareholders with adequate information upon which to base their voting decision.

G.	Capital Structure

1.	Common Stock Authorization

a.	We vote on a case-by-case basis on proposals to increase the number of shares of common stock authorized for issue, except as described in paragraph 2 below.

b.	Subject to paragraph 3, below we vote for the approval requesting increases in authorized shares if the company meets certain criteria:

•	Company has already issued a certain percentage (i.e. greater than 50%) of the company’s allotment.

•	The proposed increase is reasonable (i.e. less than 150% of current inventory) based on an analysis of the company’s historical stock management or future growth outlook of the company.

c.	We vote on a case-by-case basis, based on the input of affected portfolio managers, if holding is greater than 1% of an account.

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2.	Stock Distributions: Splits and Dividends

We vote on a case-by-case basis on management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

3.	Reverse Stock Splits

We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

4.	Blank Check Preferred Stock

a.	We vote against proposals to create, authorize or increase the number of shares with regard to blank check preferred stock with unspecified voting, conversion, dividend distribution and other rights.

b.	We vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

c.

We vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

d.	We vote for proposals requiring a shareholder vote for blank check preferred stock issues.

5.	Adjust Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock.

6.	Preemptive Rights

a.	We vote on a case-by-case basis for shareholder proposals seeking to establish them and consider the following factors:

•	Size of the Company.

•	Characteristics of the size of the holding (holder owning more than 1% of the outstanding shares).

•	Percentage of the rights offering (rule of thumb less than 5%).

b.	We vote on a case-by-case basis for shareholder proposals seeking the elimination of preemptive rights.

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7.	Debt Restructuring

We vote on a case-by-case basis for proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Generally, we approve proposals that facilitate debt restructuring.

8.	Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

9.	Dual-Class Stock

10.

We vote for proposals to eliminate dual-class structures, unless a company has a stated policy that stipulates that the dual class structure will be eliminated in a period not to exceed 5 years from its initial public offering. Issue Stock for Use with Rights Plan

We vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

11.	Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

We vote for debt issuances for companies when the gearing level is between zero and 100 percent.

We view on a case-by-case basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent. Any proposed debt issuance is compared to industry and market standards.

12.	Financing Plans

We generally vote for the adopting of financing plans if we believe they are in the best economic interests of shareholders.

H.	Executive and Director Compensation

In general, we vote for executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Certain factors, however, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

1.	OBRA-Related Compensation Proposals

a.	Amendments that Place a Cap on Annual Grant or Amend Administrative Features

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We vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

b.	Amendments to Added Performance-Based Goals

We vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

c.	Amendments to Increase Shares and Retain Tax Deductions Under OBRA

We vote for amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) the Internal Revenue Code.

d.	Approval of Cash or Cash-and-Stock Bonus Plans

We vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of the Internal Revenue Code.

2.	Expensing of Options

We vote for proposals to expense stock options on financial statements.

3.	Shareholder Proposals to Limit Executive and Director Pay

a.

We vote on a case-by-case basis on all shareholder proposals that seek additional disclosure of executive and director pay information. Considerations include: cost and form of disclosure. We vote for such proposals if additional disclosure is relevant to shareholder’s needs and would not put the company at a competitive disadvantage relative to its industry.

b.	We vote on a case-by-case basis on all other shareholder proposals that seek to limit executive and director pay.

4.	Reports to Assess the Feasibility of Including Sustainability as a Performance Metric

We vote in favor of non-binding proposals for reports on the feasibility of including sustainability as a performance metric for senior executive compensation.

We have a policy of voting to reasonably limit the level of options and other equity-based compensation arrangements available to management to reasonably limit shareholder dilution and management compensation. For options and equity-based compensation arrangements, we vote FOR proposals or amendments that would result in the available awards being less than 10% of fully diluted outstanding shares (i.e. if the combined total of shares, common share equivalents and options available to be awarded under all current and proposed compensation plans is less than 10% of fully diluted shares). In the event the available awards exceed the 10% threshold, we would also consider the % relative to the common practice of its specific industry (e.g. technology firms). Other considerations would include, without limitation, the following:

•	Compensation committee comprised of independent outside directors

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•	Maximum award limits

•	Repricing without shareholder approval prohibited

•	3-year average burn rate for company

•	Plan administrator has authority to accelerate the vesting of awards

•	Shares under the plan subject to performance criteria

5.	Golden Parachutes

a.	We vote for shareholder proposals to have golden parachutes submitted for shareholder ratification.

b.

We vote on a case-by-case basis on all proposals to ratify or cancel golden parachutes. Considerations include: the amount should not exceed 3 times average base salary plus guaranteed benefits; golden parachute should be less attractive than an ongoing employment opportunity with the firm.

6.	Golden Coffins

a.

We vote for shareholder proposals that request a company not to make any death benefit payments to senior executives’ estates or beneficiaries, or pay premiums in respect to any life insurance policy covering a senior executive’s life (“golden coffin”). We carve out benefits provided under a plan, policy or arrangement applicable to a broader group of employees, such as offering group universal life insurance.

b.

We vote for shareholder proposals that request shareholder approval of survivor benefits for future agreements that, following the death of a senior executive, would obligate the company to make payments or awards not earned.

7.	Anti-Tax Gross-up Policy

a.

We vote for proposals that ask a company to adopt a policy whereby it will not make, or promise to make, any tax gross-up payment to its senior executives, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy; we also vote for proposals that ask management to put gross-up payments to a shareholder vote.

b.

We vote against proposals where a company will make, or promise to make, any tax gross-up payment to its senior executives without a shareholder vote, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy.

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8.	Employee Stock Ownership Plans (ESOPs)

We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

9.	Employee Stock Purchase Plans

a.	We vote for qualified plans where all of the following apply:

•	The purchase price is at least 85 percent of fair market value

•	The offering period is 27 months or less

•	The number of shares allocated to the plan is five percent or less of outstanding shares

If the above do not apply, we vote on a case-by-case basis.

b.	We vote for non-qualified plans where all of the following apply:

•	All employees of the company are eligible to participate (excluding 5 percent or more beneficial owners)

•	There are limits on employee contribution (ex: fixed dollar amount)

•	There is a company matching contribution with a maximum of 25 percent of an employee’s contribution

•	There is no discount on the stock price on purchase date (since there is a company match)

If the above do not apply, we vote against the non-qualified employee stock purchase plan.

10.	401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

11.	Stock Compensation Plans

a.	We vote for stock compensation plans which provide a dollar-for-dollar cash for stock exchange.

b.	We vote on a case-by-case basis for stock compensation plans which do not provide a dollar-for-dollar cash for stock exchange using a quantitative model.

12.	Directors Retirement Plans

a.	We vote against retirement plans for non-employee directors.

b.	We vote for shareholder proposals to eliminate retirement plans for non-employee directors.

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13.	Management Proposals to Reprice Options

We vote against management proposals seeking approval to reprice options.

14.	Shareholder Proposals Regarding Executive and Director Pay

a.	We vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

b.	We vote against shareholder proposals requiring director fees be paid in stock only.

c.	We vote against shareholder proposals to eliminate vesting of options and restricted stock on change of control.

d.	We vote for shareholder proposals to put option repricing to a shareholder vote.

e.

We vote for shareholder proposals that call for a non-binding advisory vote on executive pay (“say-on-pay”). Company boards would adopt a policy giving shareholders the opportunity at each annual meeting to vote on an advisory resolution to ratify the compensation of the named executive officers set forth in the proxy statement’s summary compensation table.

f.	We vote “annual” for the frequency of say-on-pay proposals rather than once every two or three years.

g.

We vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

15.	Management Proposals on Executive Compensation

For non-binding advisory votes on executive officer compensation, when management and the external service provider agree, we vote for the proposal. When management and the external service provider disagree, the proposal becomes a refer item. In the case of a Refer item, the factors under consideration will include the following:

•	Company performance over the last 1, 3, and 5-year periods on a total shareholder return basis

•	Performance metrics for short- and long-term incentive programs

•	CEO pay relative to company performance (is there a misalignment)

•	Tax gross-ups to senior executives

•	Change-in-control arrangements

•	Presence of a clawback provision, ownership guidelines, or stock holding requirements for senior executives

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16.	Stock Retention / Holding Period of Equity Awards

We vote on a case-by-case basis on shareholder proposals asking companies to adopt policies requiring senior executives to retain all or a significant (>50 percent) portion of their shares acquired through equity compensation plans, either:

•	While employed and/or for one to two years following the termination of their employment; or

•	For a substantial period following the lapse of all other vesting requirements for the award, with ratable release of a portion of the shares annually during the lock-up period

The following factors will be taken into consideration:

•	Whether the company has any holding period, retention ratio, or named executive officer ownership requirements currently in place

•	Actual stock ownership of the company’s named executive officers

•	Policies aimed at mitigating risk taking by senior executives

•	Pay practices at the company that we deem problematic

I.	State/Country of Incorporation

1.	Voting on State Takeover Statutes

a.	We vote for proposals to opt out of state freeze-out provisions.

b.	We vote for proposals to opt out of state disgorgement provisions.

2.	Voting on Re-incorporation Proposals

We vote on a case-by-case basis on proposals to change a company’s state or country of incorporation. Considerations include: reasons for re-incorporation (i.e. financial, restructuring, etc); advantages/benefits for change (i.e. lower taxes); compare the differences in state/country laws governing the corporation.

3.	Control Share Acquisition Provisions

a.	We vote against proposals to amend the charter to include control share acquisition provisions.

b.	We vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

c.	We vote for proposals to restore voting rights to the control shares.

d.	We vote for proposals to opt out of control share cashout statutes.

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J.	Mergers and Corporate Restructuring

1	Mergers and Acquisitions

a.

We vote on a case-by-case basis on mergers and acquisitions. Considerations include: benefits/advantages of the combined companies (i.e. economies of scale, operating synergies, increase in market power/share, etc.); offer price (premium or discount); change in the capital structure; impact on shareholder rights.

2	Corporate Restructuring

a.

We vote on a case-by-case basis on corporate restructuring proposals involving minority squeeze outs and leveraged buyouts. Considerations include: offer price, other alternatives/offers considered and review of fairness opinions.

3	Spin-offs

a.	We vote on a case-by-case basis on spin-offs. Considerations include the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

4	Asset Sales

a.	We vote on a case-by-case basis on asset sales. Considerations include the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

5	Liquidations

a.

We vote on a case-by-case basis on liquidations after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

6	Appraisal Rights

a.	We vote for proposals to restore, or provide shareholders with, rights of appraisal.

7	Changing Corporate Name

a.	We vote for proposals to change the “corporate name”, unless the proposed name change bears a negative connotation.

8	Conversion of Securities

a.

We vote on a case-by-case basis on proposals regarding conversion of securities. Considerations include the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

9	Stakeholder Provisions

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a.	We vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

K.	Social and Environmental Issues

When considering environmental and social (E&S) proposals, we have an obligation to vote proxies in the best interest of our clients, considering both shareholder value as well as societal impact.

1.	Sustainability Reporting

a.	We vote for proposals seeking greater disclosure on the company’s environmental, social & governance policies and practices;

b.	We vote for proposals that would require companies whose annual revenues are at least $5 billion to prepare a sustainability report. All others will be decided on a case-by-case basis.

2.	Diversity & Equality

a.	We vote for proposals supporting nomination of most qualified candidates, inclusive of a diverse pool of women and people of color, to the Board of Directors and senior management levels;

b.	We vote for proposals requesting comprehensive disclosure on board diversity;

c.	We vote for proposals requesting comprehensive disclosure on employee diversity;

d.	We vote for proposals requesting comprehensive reports on gender and racial pay disparity;

e.	We vote for proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity.

3.	Climate Risk Disclosure

a.

We vote for climate proposals that are not overly prescriptive seeking more disclosure on financial, physical or regulatory risks related to climate change and/or how the company measures and manages such risks;

b.	We vote for climate proposals that are not overly prescriptive requesting a report/disclosure of goals on GHG emissions reduction targets from company operations and/or products;

4.	Case-by-case E&S proposals (examples):

a.	Animal welfare policies;

b.	Human rights and related company policies;

c.	Talent acquisition and retention policies; we generally support proposals that enable a company to recruit, support and retain talent in a globally competitive world;

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d.	Operations in high-risk or sensitive areas;

e.	Product integrity and marketing; and

f.	Proposals asking a company to conduct an independent racial equity and/or civil rights audit, which we generally support but vote on a case-by-case basis given the variability in the language.

L.	Miscellaneous

1.	Charitable Contributions

We vote against proposals to eliminate, direct or otherwise restrict charitable contributions.

2.	Political Contributions

We will vote in favor of non-binding proposals for reports on corporate lobbying and political contributions.

In general, we vote on a case-by-case basis on other shareholder proposals pertaining to political contributions. In determining our vote on political contribution proposals we consider, among other things, the following:

•	Does the company have a political contributions policy publicly available

•	How extensive is the disclosure on these documents

•	What oversight mechanisms the company has in place for approving/reviewing political contributions and expenditures

•	Does the company provide information on its trade association expenditures

•	Total amount of political expenditure by the company in recent history

3.	Operational Items

a.	We vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

b.	We vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

c.	We vote for by-law or charter changes that are of a housekeeping nature (updates or corrections).

d.	We vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

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e.	We vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

f.	We vote against proposals to approve other business when it appears as voting item.

4.	Routine Agenda Items

In some markets, shareholders are routinely asked to approve:

•	the opening of the shareholder meeting

•	that the meeting has been convened under local regulatory requirements

•	the presence of a quorum

•	the agenda for the shareholder meeting

•	the election of the chair of the meeting

•	regulatory filings

•	the allowance of questions

•	the publication of minutes

•	the closing of the shareholder meeting

We generally vote for these and similar routine management proposals.

5.	Allocation of Income and Dividends

We generally vote for management proposals concerning allocation of income and the distribution of dividends, unless the amount of the distribution is consistently and unusually small or large.

6.	Stock (Scrip) Dividend Alternatives

a.	We vote for most stock (scrip) dividend proposals.

b.	We vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

ClearBridge has determined that registered investment companies, particularly closed end investment companies, raise special policy issues making specific voting guidelines frequently inapplicable. To the extent that ClearBridge has proxy voting authority with respect to shares of registered investment companies, ClearBridge shall vote such shares in the best interest of client accounts and subject to the general fiduciary principles set forth herein without regard to the specific voting guidelines set forth in Section V. A. through L.

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The voting policy guidelines set forth herein will be reviewed annually and may be changed by ClearBridge in its sole discretion.

VI.	OTHER CONSIDERATIONS

In certain situations, ClearBridge may determine not to vote proxies on behalf of a client because ClearBridge believes that the expected benefit to the client of voting shares is outweighed by countervailing considerations. Examples of situations in which ClearBridge may determine not to vote proxies on behalf of a client include:

A.	Share Blocking

Proxy voting in certain countries requires “share blocking.” This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, ClearBridge will consider and weigh, based on the particular facts and circumstances, the expected benefit to clients of voting in relation to the detriment to clients of not being able to sell such shares during the applicable period.

B	Securities on Loan

Certain clients of ClearBridge, such as an institutional client or a mutual fund for which ClearBridge acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. ClearBridge typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, ClearBridge will request that the client recall shares that are on loan so that such shares can be voted if ClearBridge believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of ClearBridge and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

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VII.	DISCLOSURE OF PROXY VOTING
ClearBridge employees may not disclose to others outside of ClearBridge (including employees of other Franklin business units) how ClearBridge intends to vote a proxy absent prior approval from ClearBridge’s Chief Compliance Officer, except that a ClearBridge investment professional may disclose to a third party (other than an employee of another Franklin business unit) how s/he intends to vote without obtaining prior approval from ClearBridge’s Chief Compliance Officer if (1) the disclosure is intended to facilitate a discussion of publicly available information by ClearBridge personnel with a representative of a company whose securities are the subject of the proxy, (2) the company’s market capitalization exceeds $1 billion and (3) ClearBridge has voting power with respect to less than 5% of the outstanding common stock of the company.

If a ClearBridge employee receives a request to disclose ClearBridge’s proxy voting intentions to, or is otherwise contacted by, another person outside of ClearBridge (including an employee of another Franklin business unit) in connection with an upcoming proxy voting matter, he/she should immediately notify ClearBridge’s Chief Compliance Officer.

If a portfolio manager wants to take a public stance with regards to a proxy, s/he must consult with ClearBridge’s Chief Compliance Officer before making or issuing a public statement.

VIII.	RECORDKEEPING AND OVERSIGHT

ClearBridge shall maintain the following records relating to proxy voting:

•	a copy of these policies and procedures;

•	a copy of each proxy form (as voted);

•	a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;

•	documentation relating to the identification and resolution of conflicts of interest;

•	any documents created by ClearBridge that were material to a proxy voting decision or that memorialized the basis for that decision; and

•

a copy of each written client request for information on how ClearBridge voted proxies on behalf of the client, and a copy of any written response by ClearBridge to any (written or oral) client request for information on how ClearBridge voted proxies on behalf of the requesting client.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the ClearBridge adviser.

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To the extent that ClearBridge is authorized to vote proxies for a United States Registered Investment Company, ClearBridge shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, ClearBridge may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

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PROXY VOTING POLICY AND PROCEDURES

FOR D.F. DENT AND COMPANY

August 2020

I.	GENERAL STATEMENT

D.F. Dent and Company (“D.F. Dent”) has discretion to vote the proxies for the majority of its accounts, including the DF Dent Premier Growth Fund, the DF Dent Midcap Growth Fund, and the DF Dent Small Cap Growth Fund (the Funds). Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. D.F. Dent uses a third-party vendor for the collection, voting and recordkeeping of proxies for all client accounts for which we have responsibility (i.e., clients who have not assumed proxy voting authority for themselves or have not given such authority to their custodian, broker, consultant, etc.). D.F. Dent will continue to vote proxies for client accounts in order to protect clients’ interests as shareholders.

II.	POLICIES AND PROCEDURES FOR VOTING PROXIES

D.F. Dent will vote those proxies in the best interest of its clients and the Fund’s shareholders and in accordance with these procedures and policies.

Since the quality and integrity of management is a primary factor D.F. Dent considers when investing in an issuer, the recommendation of the issuer’s management on any issue, particularly routine issues, will be given substantial weight in deciding how to vote proxies. However, D.F. Dent will not support the position of the issuer’s management in any situation where we determine that the position is not in the best interest of our clients. The instances in which D.F. Dent may vote against an issuer’s board of directors or “management” proposal will be determined on a case-by-case basis, and the Designated Officer with respect to proxy voting will document those instances in our Proxy Voting file.

D.F. Dent has listed the following, specific examples of voting decisions for the types of proposals that are frequently presented. D.F. Dent generally votes according to these guidelines. D.F. Dent may, on occasion, vote otherwise when D.F. Dent believes it to be in the best interest of our clients:

•	D.F. Dent generally supports shareholder proposals to reduce a super-majority vote requirement and opposes management proposals to add a super-majority vote requirement.

•	D.F. Dent generally opposes proposals to create a new class of stock with superior voting rights.

•	D.F. Dent generally opposes proposals to classify a board.

•	D.F. Dent generally supports proposals to eliminate cumulative voting.

•	D.F. Dent generally opposes re-pricing of stock options without shareholder approval.

•	D.F. Dent generally supports proposals to require majority voting for the election of Directors

•	D.F. Dent generally opposes poison pills.

•

D.F. Dent generally reviews proposals for changes in corporate structure such as changes in the state of incorporation or mergers individually. We generally oppose proposals where management does not offer an appropriate rationale.

•	D.F. Dent generally opposes the elimination of the rights of shareholders to call special meetings.

•	D.F. Dent generally supports management’s proposals regarding the approval of independent auditors.

•

D.F. Dent generally opposes shareholder proposals that apply restrictions related to political or special interest issues which affect the ability of the company to do business or be competitive and which have negative financial impact.

•	D.F. Dent generally opposes proposals that require that the company provide costly, duplicative, or redundant reports, or reports of a non-business nature.

D.F. Dent recognizes that under certain circumstances it may have a conflict of interest in voting proxies. A conflict of interest, means any circumstance in which D.F. Dent (including officers, directors, agents and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict between its own interests and the interests of fund shareholders in how proxies of that issuer are voted.

If D.F. Dent determines that a material conflict of interest exists, the Chief Compliance Officer and/or Designated Officer will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

III.	RECORDKEEPING

The Designated Officer or a Compliance Officer will maintain hard-copy or electronic files relating to D.F. Dent’s proxy voting procedures in an easily accessible place, including through the third-party vendor website. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record. Records of the following will be included in the files:

A.	Copies of the proxy voting procedures and policies, and any amendments thereto.

B.

A copy of each proxy statement that D.F. Dent receives on widely held stocks. The proxy statements may be retained in hard copy or may be available on the third party vendor website or the SEC’s EDGAR system.

C.	A record of each vote that D.F. Dent casts, including the information required to file Form N-PX.

D.	A copy of any document D.F. Dent created that was material to making a decision how to vote proxies, or that memorializes that decision, including the resolution of any conflict.

E.

A copy of each written client request for information on how D.F. Dent voted such client’s proxies, and a copy of any written response to any (written or verbal) client request for information on how D.F. Dent voted its proxies.

IV.	DISCLOSURE

A.	D.F. Dent will disclose in its Form ADV Part II that its clients may contact D.F. Dent to obtain information on how D.F. Dent voted such client’s proxies.

B.

If a client requests information about the voting of particular proxies, D.F. Dent will send to the client a report concerning each voted proxy that is the subject of the client’s request consisting of (1) the name of the issuer, (2) the proposal voted upon and (3) how D.F. Dent voted the client’s proxy.

C.	A concise summary of these Proxy Voting Procedures and Policies will be included in D.F. Dent’s Form ADV Part II and will be updated whenever these procedures and policies are amended.

13.	Great Lakes Advisors, LLC Proxy Voting Policies and Procedures

13.1	Statement of Policy

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. The Firm generally retains proxy-voting authority with respect to securities purchased for its clients, unless otherwise agreed upon with the particular client. When the Firm retains the proxy voting authority, the Firm has a fiduciary duty to votes proxies in the best interest of its clients and in accordance with these policies and procedures (this “Proxy Voting Policy”). The Firm may decide to not vote proxies in proprietary pilot accounts.

In order to administer this Proxy Voting Policy the Firm has created a Proxy Committee comprised of senior personnel of the Firm, including portfolio management, Operations and Compliance departments.

13.2	Risks

In developing these policies and procedures, The Firm considered numerous risks associated with the proxy voting process. This analysis includes risks such as:

•	The Firm’s proxy voting policies and procedures are not reasonably designed to ensure that proxies are voted in the best interests of the Firm’s clients;

•	Proxies are not identified and processed in a timely manner;

•	Proxies are not voted in clients’ best interests;

•	Conflicts of interest between the Firm and a client are not identified or resolved appropriately;

•	The Firm does not conduct an investigation reasonably designed to ensure that its voting determinations are not based on materially inaccurate or incomplete information;

•	Third-party proxy voting services retained by the Firm do not vote proxies according to the Firm’s instructions and in clients’ best interests;

•	The Firm does not conduct appropriate evaluation and oversight of the third-party proxy voting services retained by the Firm;

•	Proxy voting records, client requests for proxy voting information, and the Firm’s responses to such requests, are not properly maintained;

•	The Firm lacks policies regarding clients’ participation in class actions.

The Firm has established policies and procedures to mitigate these risks.

13.3	Use of Third-Party Proxy Voting Service

While the voting of proxies remains a fiduciary duty of the Firm, the Firm may contract with service providers to perform certain functions with respect to proxy voting, subject to the oversight by the Firm, as described in these procedures.

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If or when GLA decides to rely on the recommendations of a proxy advisory firm versus our own extensive internal research, GLA 1) would determine if the proxy advisory firm has the capacity and competency to make such voting recommendations, and conduct due diligence reviews of the firm; 2) would determine if the proxy recommendations made by the firm are based on materially accurate information; 3) would identify and address any conflicts of interest of the proxy firm to ensure that GLA continues to vote proxies in the best interests of its clients; 4) would review the proxy firm’s consistency of voting with guidelines, fees and disclosures as relevant, and other items; and 5) would adopt policies and procedures reasonably designed to provide sufficient oversight of the proxy advisory firm and review the proxy firm’s services and practices on an on-going or periodic basis.

The Firm has entered into an agreement with Institutional Shareholder Services, Inc. (“ISS”) to provide the Firm with its analysis on proxies and to facilitate the electronic voting of proxies. The Firm has instructed ISS to execute all proxies in accordance with the applicable ISS guidelines, except with respect to Special Voting Issues (as defined below) or unless otherwise instructed by the Firm with respect to a particular vote. The Compliance Department manages the Firm’s relationship with ISS.

Proxies relating to securities held in client accounts will be sent directly to ISS. If a proxy is received by the Firm and not sent directly to ISS, the Firm will promptly forward the proxy to ISS. Having ISS complete the actual voting of all proxies provides a central source for the Firm’s proxy voting records.

13.4	Proxy Voting Guidelines for Stamford-Based Strategies

ISS’ Standard Guidelines and U.S. Taft-Hartley Guidelines. Except as described below, the Firm will vote proxies for its clients, including the commingled funds managed by the Firm, through the use of ISS’ services in accordance with applicable ISS guidelines. When voting in accordance with ISS guidelines, the Firm will generally apply the ISS’ Standard Guidelines. For the Firm’s Taft-Hartley clients, however, the Firm will vote proxies in accordance with ISS’ U.S. Taft-Hartley Guidelines.

Special Voting Issues. ISS will notify the Firm of certain votes involving, without limitation, certain material mergers and acquisition transactions, reorganizations, capital structure changes, dissolutions, conversions or consolidations, dissident shareholders, contested director elections, and certain social and environmental proposals (“Special Voting Issues”). With respect to all proxies involving Special Voting Issues, a member of the Proxy Committee and the applicable portfolio manager will conduct a more detailed analysis of the issuer or the specific matter to be voted on and will determine whether the Firm will follow ISS recommendations or whether the Firm will make an independent determination on how to vote the proxy in accordance with the best interests of the clients. The Operations Department will send the Firm’s decision on how to vote the proxy to ISS, which will vote the proxy.

Client-Directed Proxies. In the event that a client-directed proxy is in conflict with ISS Guidelines, the Firm will vote in accordance with the client’s proxy guideline. ISS will execute the vote as directed by the Firm.

ISS’ Conflicts and Other Instances of Deviation from ISS Guidelines. In the event that (i) the Firm becomes aware of a conflict of interest between the Firm and ISS, (ii) ISS is unable to complete or provide its research and analysis regarding a security on a timely basis or (iii) the Firm determines that voting in accordance with ISS guidelines is not in the best interest of the client, the Firm will not vote in accordance with ISS guidelines. In such cases, the Firm will make an independent decision on how to vote, which may or may not be consistent with ISS guidelines. ISS will execute the vote as directed by the Firm.

Conflicts of the Firm. In seeking to avoid conflicts, the Firm will vote in accordance with applicable ISS guidelines (i) if an employee of the Firm or one of its affiliates is on the board of directors of a company held in client accounts or (ii) if a conflict of interest exists between the Firm and a client with respect to the issuer. In the event of a conflict of interest between the Firm and a client, the Firm’s voting in accordance with ISS

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guidelines does not relieve the Firm of its fiduciary obligation to either vote in the client’s best interest or to provide to the client a full and fair disclosure of the conflict and obtain the client’s informed consent.

In the case of ERISA clients, if the investment management agreement reserves to the ERISA client the authority to vote proxies when the Firm determines it has a material conflict that affects its best judgment as an ERISA fiduciary, the Firm will give the ERISA client the opportunity to vote the proxies themselves. Absent the client reserving voting rights, the Firm will vote the proxies in accordance with this Proxy Voting Policy.

When the Firm votes proxies on behalf of the account of a corporation, or a pension plan sponsored by a corporation, in which the Firm’s other clients also own stock, the Firm will vote the proxy for its other clients in accordance with applicable ISS guidelines and the proxy for the corporation or its pension plan’s account as directed by the corporation.

13.5	Proxy Voting Guidelines for the Chicago and Tampa-Based Strategies

Governance. A company’s board of directors is responsible for the overall governance of the corporation, for representing the interests of shareholders, and for overseeing the company’s relationships with other stakeholders. Hallmarks of an effective board typically include independence, accountability, and diversity of backgrounds and experiences.

Board of Directors

•

Director Elections – The Firm will typically support the company’s candidates for the board of directors unless there is a compelling reason to withhold support, such as poor attendance, insufficient board independence, over-boarding, or failure to satisfactorily carry out the duties and responsibilities of a director. In situations where there are competing candidates or competing slates of candidates, the Firm will vote in the best interests of our clients.

•	Annual Elections – The Firm generally supports the annual election of all directors. We believe that annual elections improve the accountability of board members.

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Independent Chair – In most circumstances, the Firm believes that investor interests are served best when the board is led by an independent, non-executive chairperson. For instances when the CEO is also the board chair, the Firm supports the appointment of an independent lead director.

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Board Diversity – The Firm believes that boards are more effective when they are made up of directors with diverse backgrounds, experiences, and areas of expertise. The Firm may withhold support from members of the Nominating or Governance Committees if there is insufficient diversity on the board and an adequate explanation is not disclosed.

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Board Committees – To avoid conflicts of interest, the Firm believes that members of the Audit, Compensation, and Nominating Committees should consist exclusively of independent directors. When this is not the case, the Firm may withhold support from members of the Nominating or Governance Committees.

Compensation

•

Executive Compensation – The Firm believes that every company is unique and, therefore, compensation plans will vary. We will evaluate compensation proposals on a case-by-case basis. Some of the criteria we will use in our analysis include:

•	Disclosure – explanation of executive compensation plans should be clear, complete, and timely.

•

Performance-based – compensation should be linked to the financial metrics that best reflect value creation on behalf of shareholders and should include both short-term and long-term performance metrics.

•	Link to relevant ESG performance – ideally, a component of compensation should be linked to performance on material ESG issues that are likely to affect the financial performance of the company.

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Reasonableness – the total amount of compensation and the breakdown between base salary, annual incentive, long-term incentive, and stock option plans should be reasonable. Re-pricing or replacing underwater stock options, as well as excessive use of discretionary or guaranteed bonuses, should be avoided. Peer groups used by the company for comparative purposes should be appropriate.

We prefer companies to sponsor a say-on-pay vote on an annual basis.

•

Director Compensation – In order to attract and retain qualified individuals and to ensure the alignment of directors’ interests with those of shareholders, the Firm believes that effective director compensation should be reasonable in size, consist of equity that fully vests on the grant date, and should include multi-year equity holding requirements. Director compensation should not include performance-based components that may conflict with directors’ roles representing shareholders’ interests.

•

Compensation Committee – The Firm may withhold support from members of the Compensation Committee if there is a lack of alignment between executive compensation and corporate performance or when significant opposition to a say-on-pay proposal is not addressed adequately.

Shareholder Rights

•

Proxy Access – Granting long-term shareholders the ability to nominate director candidates can improve board accountability. the Firm generally supports proxy access proposals with the following criteria: nominating investors must in aggregate hold at least three percent of outstanding shares; they must have held those shares continuously for at least three years; and nominees must constitute less than a majority of directors.

•

Supermajority Voting – The Firm opposes supermajority voting rules whereby a simple majority vote (i.e. 50% + 1) is insufficient to pass a measure. We will generally vote against proposals to implement a supermajority provision and in favor of proposals to implement a simple majority provision.

•	Cumulative Voting – The Firm generally opposes cumulative voting provisions, wherein a shareholder can combine all of their director votes in favor of a single candidate.

•	Written Consent – The Firm will vote in support of enabling shareholders to act through written consent and vote against proposals limiting this right.

•	Special Meetings – The Firm s will generally vote in support of reasonable provisions that provide shareholders the right to call special meetings.

•

Virtual Meetings – The Firm recognizes the importance of annual in-person meetings, which provide a unique forum for shareholders to communicate with corporate leadership. We also recognize the benefits provided by virtual annual meetings, which enable shareholders to participate without incurring the time and expense of travel. We will support proposals that establish a hybrid in-person/virtual meeting and against proposals that eliminate in-person annual meetings in favor of virtual-only meetings.

•	Poison Pills – The Firm generally votes against poison pills or other anti-takeover measures that prevent the majority of shareholders from exercising their rights.

•	Meeting Adjournment – Great Lakes Advisors will vote against the adjournment of meetings in order to solicit additional votes.

•	Other Business – The Firm will vote against proposals to conduct other business at the meeting, which extends blank check powers to those acting as proxies.

•	Bylaw Amendments – The Firm will vote in favor of proposals to require bylaw amendments be approved by shareholders and against proposals to allow bylaw amendments without shareholder approval.

Environmental and Social Issues

Disclosure

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•

The disclosure by companies of information on environmental and social issues that can affect the financial performance of the company will aid investors in making better, more well-informed investment decisions.

•

The Firm will generally support proposals requesting companies disclose additional information on relevant environmental and social issues when current disclosure levels are determined to be insufficient.

Climate Change

•

The Firm generally supports proposals asking companies to take steps to reduce risks resulting from climate change such as reducing greenhouse gas emissions, improving resource use efficiency, and increasing the use of renewable energy.

Diversity

•	The Firm believes that a diverse workforce free from discrimination is in the best interest of companies and their shareholders.

•

Policies – The Firm generally supports proposals asking companies to include language in diversity statements or policies specifically prohibiting discrimination based upon sexual orientation or gender identity.

•	Disclosure – The Firm generally supports proposals asking companies to disclose information on employee diversity including publishing their EEO-1 reports.

Workplace Issues

•	The Firm will generally support proposals requesting the adoption of workplace codes of conduct that address working conditions, fair wages, child labor, and forced labor.

•	The Firm will generally support proposals requesting companies to adopt vendor or supplier standards addressing workplace safety, worker abuse or intimidation, forced labor, child labor, and fair pay.

•	The Firm will support on a case-by-case basis proposals asking companies to audit and disclose audit results of workplaces and supply chains.

Other Issues

Lobbying

•

The Firm believes that companies may benefit from engaging in lobbying activities in order to influence policies or legislation that may affect their business. Lobbying may be funded either directly or indirectly through third-party groups such as trade associations.

•	The Firm will review on a case-by-case basis proposals asking companies to disclose information about their lobbying activities.

Political Contributions

•

The Firm believes that making contributions to political candidates is generally not in the best interest of shareholders in that politicians will advocate for positions on a wide range of issues. Political influence by companies is more effective when conducted through lobbying on specific issues and advocating a specific position beneficial to the company and its shareholders.

•	The Firm will review on a case-by-case basis proposals asking companies to disclose information about their political contributions.

13.6	Abstentions; Determination Not to Vote

The Firm may abstain from voting if the Firm determines that abstention is in the best interests of the client. In making this determination, the Firm will consider various factors, including but not limited to (i) the costs (e.g., translation or travel costs) associated with exercising the proxy and (ii) any legal restrictions on trading resulting from the exercise of the proxy.

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Some clients of the Firm participate in securities lending. The Firm will not vote securities that are out on loan within a securities lending program.

13.7	Securities No Longer Owned

The Firm will not review the proxy votes for securities that are no longer owned by a client account at the time of the proxy meeting.

13.8	Proxy Voting Audit Procedures and Oversight of Third-Party Proxy Voting Service

When the Firm is voting in accordance with ISS guidelines, the Operations Department reviews the “pre-populated” votes on the ISS’ electronic voting platform before ISS executes the vote. When voting on Special Voting Issues or in other instances of voting not in accordance with ISS guidelines, the Firm’s Operations Department itself “pre-populates” votes on the ISS’ electronic voting platform before ISS executes the vote.

Periodically, a random sample of the proxies voted by ISS will be audited to ensure ISS is voting in accordance with applicable ISS guidelines or consistent with the Firm’s direction, as applicable. A sample of votes on Special Voting Issues will also be reviewed to evaluate whether the Firm’s voting determinations were consistent with this Proxy Voting Policy and in its clients’ best interest.

Annually, the Proxy Committee will review ISS and its policies and methodologies. This review will include, among others, the following topics and determinations:

•

that ISS has the capacity and competence to adequately analyze proxy issues, including the adequacy and quality of its staffing, personnel and /or technology and any material changes in the ISS staffing and technology since the last review;

•	whether ISS has an effective process for seeking timely input from issuers and its clients with respect to its proxy voting policies, methodologies and peer group constructions;

•

whether ISS engages with issuers, including its process for ensuring that it has complete and accurate information about the issuer and each particular matter, and ISS’ process, if any, for investment advisers to access the issuers’ views about ISS’ voting recommendations;

•

whether the Firm has sufficient information on and understanding of ISS’ methodologies and the factors underlying ISS’ voting recommendations, including an understanding of how ISS obtains information relevant to its voting recommendations and how it engages with issuers and third parties;

•

whether ISS is independent and can make recommendations in an impartial manner in the best interests of the Firm’s clients. This analysis will include a review of (i) any ISS actual or potential conflicts known to the Firm, (ii) ISS’ policies and procedures on identifying, disclosing and addressing conflicts of interest, and (iii) whether ISS is disclosing its actual or potential conflicts to the Firm in a timely, transparent and accessible manner;

•

ISS’ internal controls, including but not limited to a review of ISS’ business continuity plan, methodologies with respect to implementing the Firm’s voting instructions, proxy record keeping and internal and independent third-party audit certifications;

•	Any factual errors, potential incompleteness, or potential methodological weaknesses in the ISS’ analysis known to the Firm and whether such errors, incompleteness or weaknesses materially affected

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ISS’ recommendations. The Firm will also access ISS’ process for disclosure to the Firm and efforts to correct any such identified errors, incompleteness or weaknesses.

Based on the Firm’s assessment of ISS and its service levels, the Firm can make a determination to obtain information about and consider alternative service providers to ISS.

13.9	Disclosure

The Firm will disclose in its Form ADV Part 2A that clients may contact the Firm in order to obtain information on how the Firm voted such client’s proxies, and to request a copy of this Proxy Voting Policy. If a client requests this information, the Client Servicing and Operations Departments will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired: (i) the name of the issuer, (ii) the proposal voted upon and (iii) how the Firm voted the client’s proxy.

A summary of this Proxy Voting Policy will be included in the Firm’s Form ADV Part 2, which is delivered to all clients. The summary will be updated whenever this Proxy Voting Policy is updated.

As a matter of policy, the Firm does not disclose how it expects to vote on upcoming proxies. Additionally, the Firm does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

13.10	Conflicts of Interest

Any actual or potential material conflict of interest regarding a proposal for which GLA has voting authority due to a business relationship, personal relationship, or familial relationship with GLA or an affiliate of GLA (including employees), the conflict shall be disclosed to the Proxy Committee, and the ballot shall be voted in alignment with recommendations from an independent proxy voting service to be determined at such time required. A business conflict of interest will be considered material if at least 1% of the annual revenue of GLA or “WHAMCO Holding” (GLA and its subsidiaries) is derived from a business relationship with the parties involved. GLA shall in no case vote the shares of Wintrust Financial Corp. (WTFC, GLA’s parent company) that may be held in GLA accounts, and as such no conflict of interest shall exist with respect to such holdings.

13.11	Proxy Voting Record Keeping

The Firm will maintain a record of items 1-3 below in its files. In accordance with its services contract with the Firm, ISS will maintain a record of items 4 and 5 below in its files.

1.	Copies of this Proxy Voting Policy, and any amendments thereto;

2.

A copy of any document the Firm created that was material to making a decision on how to vote proxies, or that memorializes that decision. For votes that are inconsistent with ISS’ guidelines, the Firm must document the rationale for its vote;

3.	A copy of each written client request for information on how the Firm voted such client’s proxies, and a copy of any written response to such request;

4.	A copy of each proxy statement that the Firm or ISS receives regarding client securities; and

5.	A record of each vote that the Firm casts.

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13.12	Class Actions

The Firm does not direct clients’ participation in class actions, as disclosed in Part 2 of Form ADV. The Compliance Department will determine whether to return any documentation inadvertently received by the Firm regarding clients’ participation in class actions to the sender, or to forward such information to the appropriate clients.

13.13	Annual Policy Review

The Proxy Committee will review, no less frequently than annually, the adequacy of this Proxy Voting Policy and the effectiveness of its implementation and determine whether the Policy is reasonably designed to ensure that the Firm casts proxy votes on behalf of its clients in the best interests of such clients.

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Lazard Asset Management

Global Proxy Voting Policy

A.	Introduction

Lazard Asset Management LLC and its investment advisory subsidiaries (“Lazard” or the “firm”) provide investment management services for client accounts, including proxy voting services. As a fiduciary, Lazard is obligated to vote proxies in the best interests of its clients over the long-term. Lazard has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with clients’ best interests, and within the framework of this Proxy Voting Policy (the “Policy”).

Lazard manages assets for a variety of clients worldwide, including institutions, financial intermediaries, sovereign wealth funds, and private clients. To the extent that proxy voting authority is delegated to Lazard, Lazard’s general policy is to vote proxies on a given issue in the same manner for all of its clients. This Policy is based on the view that Lazard, in its role as investment adviser, must vote proxies based on what it believes (i) will maximize sustainable shareholder value as a long-term investor; (ii) is in the best interest of its clients; and (iii) the votes that it casts are intended in good faith to accomplish those objectives.

This Policy recognizes that there may be times when meeting agendas or proposals may create the appearance of a material conflict of interest for Lazard. Lazard will look to alleviate the potential conflict by voting according to pre-approved guidelines. In conflict situations where a pre-approved guideline is to vote case-by-case, Lazard will vote according to the recommendation of one of the proxy voting services Lazard retains to provide independent analysis. More information on how Lazard handles material conflicts of interest in proxy voting is provided in Section F of this Policy.

B.	Responsibility to Vote Proxies

Generally, Lazard is willing to accept delegation from its clients to vote proxies. Lazard does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to Lazard, however, and Lazard will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law. For example, securities that are held in an investment advisory account for which Lazard exercises no investment discretion are not voted by Lazard, nor are shares that a client has authorized their custodian bank to use in a stock loan program which passes voting rights to the party with possession of the shares.

C.	General Administration

1.	Overview and Governance

Lazard’s proxy voting process is administered by members of its Operations Department (“the Proxy Administration Team”). Oversight of the process is provided by Lazard’s Legal & Compliance Department

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and by a Proxy Committee comprised of senior investment professionals, members of the Legal & Compliance Department, the firm’s Co-Heads of Sustainable Investment & Environmental, Social and Corporate Governance (“ESG”) and other personnel. The Proxy Committee meets regularly, generally on a quarterly basis, to review this Policy and other matters relating to the firm’s proxy voting functions. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as needed. A representative of Lazard’s Legal & Compliance Department will participate in all Proxy Committee meetings.

A quorum for the conduct of any meeting will be met if a majority of the Proxy Committee’s members are in attendance by phone or in person. Decisions of the Proxy Committee will be made by consensus and minutes of each meeting will be taken and maintained by the Legal & Compliance Department. The Proxy Committee may, upon consultation with Lazard’s Chief Compliance Officer, General Counsel or his/her designee, take any action that it believes to be necessary or appropriate to carry out the purposes of the Policy. The Chief Compliance Officer, General Counsel or his/her designee, is responsible for updating this Policy, interpreting this Policy, and may act on behalf of the Proxy Committee in circumstances where a meeting of the members is not feasible.

2.	Role of Third Parties

Lazard currently subscribes to advisory and other proxy voting services provided by Institutional Shareholder Services Inc. (“ISS”) and Glass, Lewis & Co. (“Glass Lewis”). These proxy advisory services provide independent analysis and recommendations regarding various companies’ proxy proposals. While this research serves to help improve our understanding of the issues surrounding a company’s proxy proposals, Lazard’s Portfolio Manager/Analysts and Research Analysts (collectively, “Portfolio Management”) are responsible for providing the vote recommendation for a given proposal except when the Conflicts of Interest policy applies (see Section F).

ISS provides additional proxy-related administrative services to Lazard. ISS receives on Lazard’s behalf all proxy information sent by custodians that hold securities on behalf of Lazard’s clients and sponsored funds. ISS posts all relevant information regarding the proxy on its password-protected website for Lazard to review, including meeting dates, all agendas and ISS’ analysis. The Proxy Administration Team reviews this information on a daily basis and regularly communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis. ISS also provides Lazard with vote execution, recordkeeping and reporting support services. Members of the Proxy Committee, along with members of the Legal & Compliance Team, conducts periodic due diligence of ISS and Glass Lewis consisting of an annual questionnaire and, as appropriate, on site visits.

The Proxy Committee believes that the Policy is consistent with the firm’s Corporate Governance Principals and ESG and Climate Change Policies at https://www.lazardassetmanagement.com/about/esg.

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3.	Voting Process

The Proxy Committee has approved proxy voting guidelines applicable to specific types of common proxy proposals (the “Approved Guidelines”). As discussed more fully below in Section D of this Policy, depending on the proposal, an Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis.

For each shareholder meeting the Proxy Administration Team provides Portfolio Management with the agenda and proposals, the Approved Guidelines, independent vote recommendations from Glass Lewis and ISS and supporting analyses for each proposal. Unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, or where a potential material conflict of interest exists, the Proxy Administration Team will generally vote the proposal according to the Approved Guideline. In cases where Portfolio Management recommends a vote contrary to the Approved Guideline, a member of the Proxy Administration Team will contact a member of the Legal & Compliance Department advising the Proxy Committee. Such communication, which may be in the form of an e-mail, shall include: the name of the issuer, a description of the proposal, the Approved Guideline, any potential conflict of interest presented and the reason(s) Portfolio Management believes a proxy vote in this manner is in the best interest of clients In such cases, the Proxy Committee and the Legal & Compliance Department will review the proposal and make a determination.

Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by-case basis, Lazard believes that Portfolio Management is best able to evaluate the potential impact to shareholders resulting from a particular proposal. Similarly, with respect to certain Lazard strategies, as discussed more fully in Sections F and G below, the Proxy Administration Team will consult with Portfolio Management to determine when it would be appropriate to abstain from voting. The Proxy Administration Team seeks Portfolio Management’s recommendation on how to vote all such proposals. The Proxy Administration Team may also consult with Lazard’s Chief Compliance Officer, General Counsel or his/her designee, and may seek the final approval of the Proxy Committee regarding a recommendation by Portfolio Management.

As a global firm, we recognize that there are differing governance models adopted in various countries and that local laws and practices vary widely. Although the Approved Guidelines are intended to be applied uniformly world-wide, where appropriate, Lazard will consider regional/local law and guidance in applying the Policy.

D.	Specific Proxy Items

Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a change in a company’s name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation/ issues, election of directors, mergers and other significant transactions and social or political issues. Lazard’s Approved Guidelines for certain common agenda items are outlined below. The Proxy

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Committee will also consider any other proposals presented and determine whether to implement a new Approved Guideline.

Certain strategy-specific considerations may result in Lazard voting proxies other than according to the Approved Guidelines, not voting shares at all, issuing standing instructions to ISS on how to vote certain proxy matters on behalf of Lazard, or taking other action where unique circumstances require special voting efforts or considerations. These considerations are discussed in more detail in Section G, below.

1.	Routine Items

Lazard generally votes routine items as recommended by the issuer’s management and board of directors, based on the view that management is generally in a better position to assess these matters. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to long-term shareholder value. Routine items generally include:

•	issues relating to the timing or conduct of annual meetings;

•	provisionary financial budgets and strategy for the current year;

•	proposals that allow votes submitted for the first call of the shareholder meeting to be considered in the event of a second call;

•

proposals to receive or approve of variety of routine reports (Lazard will generally vote FOR the approval of financial statements and director and auditor reports unless there are concerns about the accounts presented or audit procedures used or the company is not responsive to shareholder questions about specific items that should be publicly disclosed); and

•	changes to a company’s name.

2.	Amendments to Board Policy/Charter/Regulation:

Proposals to amend a company’s Articles of Association and other bylaws are commonly seen at shareholder meetings. Companies usually disclose what is being amended, or the amended bylaws, or both in their meeting circulars. Amendments are nearly always bundled together as a single voting resolution, and Lazard’s general approach is to review these amendments on a case-by-case basis and to oppose article amendments as a whole when they include changes Lazard opposes.

Lazard has Approved Guidelines generally to vote FOR bylaw amendments that are driven by regulatory changes and are technical in nature or meant to update company-specific information such as address and/or business scope.

Lazard has Approved Guidelines generally to vote AGAINST bylaw amendments if

•	there is no disclosure on the proposed amendments or full text of the amended bylaw; or

•	the amendments include increase in the decision authority of what is considered “excessive” and the company fails to provide a compelling justification.

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3.	Corporate Governance and Shareholder Rights

Many proposals address issues related to corporate governance and shareholder rights. These items often relate to a board of directors and its committees, anti-takeover measures, and the conduct of the company’s shareholder meetings.

a.	Board of Directors and its Committees

Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer’s board of directors.

Lazard has Approved Guidelines generally to vote FOR the following:

•	the establishment of an independent nominating committee, audit committee or compensation committee of a board of directors[1];

•	a requirement that a substantial majority (e.g., 2/3) of a company’s directors be independent;

•	a proposal that a majority of the entirety of the board’s committees be comprised of independent directors;

•	proposals seeking to de-classify a board;

•	the implementation of director stock retention/holding periods;

•

proposals relating to the establishment of directors’ mandatory retirement age and age restrictions for directors especially where such proposals seek to facilitate the improvement of the diversity of the board; and

•	changes to the articles of association and other relevant documents which are in the long-term interests of shareholders;

•

the appointment or (re)election of internal statutory auditors/fiscal council members unless (a) the name of the management nominees are not disclosed in a timely manner prior to the meeting, (b) there are serious concerns about statutory reports presented or the audit procedures used, (c) questions exist concerning any of the auditors, (d) the auditors have previously served the company in an executive capacity (or are otherwise considered affiliated) or (e) minority shareholders have presented timely disclosure of minority fiscal council nominee(s) to be elected under separate elections.

Lazard has Approved Guidelines generally to vote on a CASE by CASE Basis for the following:

•	proposals to require an independent board chair or the separation of chairman and CEO; and

•	establishment of shareholder advisory committees.

[1]

However, Lazard will vote against proposals to elect or appoint such committee if the company is on the MSCI-EAFE or local main index and (1) a member of executive management would be a member of the committee; (2) more than one board member who is dependent on a major shareholder would be on the committee or (3) the chair of the board would also be the chair of the committee.

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Lazard has Approved Guidelines generally to vote AGAINST the following:

•	proposals seeking to classify a board

•	the election of directors where the board does not have independent “key committees” or sufficient board independence;

•	non-independent directors who serve on key committees that are not sufficiently independent;

•	proposals relating to cumulative voting;

•

proposals where the names of the candidates (in the case of an election) or the principles for the establishment of a committee (where a new committee is being created) have not been disclosed in a timely manner;

•

release of restrictions on competitive activities of directors[2] if (a) there is a lack of disclosure on the key information including identities of directors in question, current position in the company and outside boards they are serving on or (b) the non-nomination system is employed by the company for the director election; and the discharge of directors, including members of the management board and/or supervisory board and auditors, unless there is reliable information about significant and compelling concerns that the board is not fulfilling its fiduciary duties[3].

b.	Anti-takeover Measures

Certain proposals are intended to deter outside parties from taking control of a company. Such proposals could entrench management and adversely affect shareholder rights and the value of the company’s shares.

Consequently, Lazard has adopted Approved Guidelines to vote AGAINST:

•	proposals to adopt supermajority vote requirements or increase vote requirements;

•	proposals seeking to adopt fair price provisions and on a case-by-case basis regarding proposals seeking to rescind them; and

•	“blank check” preferred stock.

Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis regarding other provisions seeking to amend a company’s by-laws or charter regarding anti-takeover provisions or shareholder rights plans (also known as “poison pill plans”).

Lazard has adopted an Approved Guideline to vote FOR proposals that ask management to submit any new poison pill plan to shareholder vote.

[2]	This is intended to cover instances where directors engage in commercial transactions with the company and/or are involved with other companies (outside board memberships).
[3]	For example, a lack of oversight or actions by board members which invoke shareholder distrust, legal issues aiming to hold the board responsible for breach of trust or egregious governance issues.

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c.	Conduct of Shareholder Meetings

Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation. Lazard has therefore adopted Approved Guidelines to vote AGAINST:

•	proposals to adjourn US meetings;

•	proposals seeking to eliminate or restrict shareholders’ right to call a special meeting;

•	efforts to eliminate or restrict right of shareholders to act by written consent; and

•	proposals to adopt supermajority vote requirements, or increase vote requirements.

Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis on changes to quorum requirements and FOR proposals providing for confidential voting.

4.	Changes to Capital Structure

Lazard receives many proxies that include proposals relating to a company’s capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. A board and management may have many legitimate business reasons in seeking to effect changes to the issuer’s capital structure, including investing in financial products and raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management but will monitor these proposals closely to ensure that they are aligned with the long-term interests of shareholders.

Lazard has adopted Approved Guidelines to vote FOR:

•	management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);

•	stock splits and reverse stock splits;

•	investments in financial products unless the company fails to provide meaningful shareholder vote or there are significant concerns with the company’s previous similar investments;[4]

•	requests to reissue any repurchased shares unless there is clear evidence of abuse of authority in the past;

•	management proposals to adopt or amend dividend reinvestment plans; and

•	dividend distribution policies unless (a) the dividend payout ratio has been consistently below 30% without adequate explanation or (b) the payout is excessive given the company’s financial position.

[4]

Evaluate (a) any known concerns with previous investments, (b) amount of the proposed investment relative to the company’s assets and (c) disclosure of the nature of products in which the company proposed to invest and associated risks of the investment.

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Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis for:

•	matters affecting shareholder rights, such as amending votes-per-share;

•	management proposals to issue a new class of common or preferred shares (unless covered by an Approved Guideline relating to the disapplication of pre-emption rights);

•	the use of proceeds and the company’s past share issuances[5];

•	proposals seeking to approve or amend stock ownership limitations or transfer restrictions; and

•

loan and financing proposals. In assessing requests for loan financing provided by a related party the following factors will be considered: (a) use of proceeds, size or specific amount of loan requested, interest rate and relation of the party providing the loan.

Lazard has adopted Approved Guidelines to vote AGAINST:

•

changes in capital structure designed to be used in poison pill plans or which seeks to disregard pre-emption rights in a way that does not follow guidance set by the UK Pre-Emption Group’s Statement of Principles;

•	the provision of loans to clients, controlling shareholders and actual controlling persons of the company; and

•	the provision of loans to an entity in which the company’s ownership stake is less than 75% and the financing provision is not proportionate to the company’s equity stake.

5.	Executive Compensation Issues

Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of a board, management and employees with those of long-term shareholders. Lazard generally favors programs intended to reward management and employees for positive and sustained, long-term performance but will take into account various considerations such as whether compensation appears to be appropriate for the company after an analysis of the totality of the circumstances (including the company’s time in history and evolution).

Lazard has Approved Guidelines generally to vote FOR

•	employee stock purchase plans, deferred compensation plans, stock option plans and stock appreciation rights plans that are in the long-term interests of shareholders;

•	proposals to submit severance agreements to shareholders for approval;

•	annual advisory votes on compensation outcomes where the outcomes are considered to be aligned with the interest of shareholders; and

[5]

Specifically, with respect to the issuance of shares to raise funds for general financing purposes, Lazard will consider the Measures for the Administration of the Issuance of Securities by Listed Companies 2006 and the Detailed Rules for Private Placement by Listed Companies, the China Securities Regulatory Commission.

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•	annual compensation policy votes where the policy structures are considered to be aligned with the interest of shareholders.

Lazard has Approved Guidelines generally to vote on a CASE by CASE basis regarding:

•	restricted stock plans that do not define performance criteria; and

•	proposals to approve executive loans to exercise options.

Lazard has Approved Guidelines generally to vote AGAINST:

•	proposals to re-price underwater options;

•	annual advisory votes on remuneration outcomes where the outcomes are considered not to be in the interests of shareholders; and

•	annual remuneration policy vote where the policy structures are considered not to be in the interests of shareholders.

6.	Mergers and Other Significant Transactions

Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company’s assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, Lazard’s Approved Guideline is to vote on a CASE by CASE basis for these proposals.

7.	Environmental, Social, and Corporate Governance

Proposals involving environmental, social, and corporate governance issues take many forms and cover a wide array of issues. Some examples may include: proposals to have a company increase its environmental disclosure; adoption of principles to limit or eliminate certain business activities; adoption of certain conservation efforts; adoption of proposals to improve the diversity of the board, the senior management team and the workforce in general; adoption of proposals to improve human capital management or the adoption of certain principles regarding employment practices or discrimination policies. These items are often presented by shareholders and are often opposed by the company’s management and its board of directors.

As set out in Lazard’s separate ESG Policy, Lazard is committed to an investment approach that incorporates ESG considerations in a comprehensive manner in order to safeguard the long-term interests of our clients and to manage more effectively long-term investment risks and opportunities related to ESG matters. Lazard generally supports the notion that corporations should be expected to act as good citizens. Lazard generally votes on environmental, social and corporate governance proposals in a way that it believes will most increase long-term shareholder value.

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Lazard’s Approved Guidelines are structured to evaluate many environmental, social and corporate governance proposals on a case-by-case basis.

However, as a guide, Lazard will generally vote FOR proposals:

•	asking for a company to increase its environmental/social disclosures (e.g., to provide a corporate sustainability report);

•	seeking the approval of anti-discrimination policies;

•	which are considered socially responsible agenda items;

•	which improve an investee company’s ESG risk management and related disclosures; and

•	deemed to be in the long-term interests of shareholders.

8.	Shareholder Proposals

Lazard believes in the ability of shareholders to leverage their rights related to the use of shareholder proposals to address deficits in best practices and related disclosures by companies. Many ESG issues are improved through such use of shareholder proposals. For example, some companies are collaborating with shareholders on such proposals by voicing their support and recommending that shareholders vote in-line with such proposals.

Lazard	has Approved Guidelines generally to vote FOR shareholder proposals which:

•	seek improved disclosure of an investee company’s ESG practices over an appropriate timeframe;

•	seek improved transparency over how the investee company is supporting the transition to a low carbon economy;

•	seek to improve the diversity of the board;

•	seek improved disclosures on the diversity of the board and the wider workforce;

•	seek to establish minimum stock-ownership requirements for directors over an appropriate time frame;

•	seek to eliminate or restrict severance agreements, or

•	are deemed to be in the long-term interests of shareholders including Lazard’s clients.

Lazard has Approved Guidelines generally to vote AGAINST shareholder proposals which:

•	seek to infringe excessively on management’s decision-making flexibility;

•	seek to establish additional board committees (absent demonstrable need);

•	seek to establish term limits for directors if this is unnecessary;

•	seek to change the size of a board (unless this facilitates improved board diversity);

•	seek to require two candidates for each board seat; or

•	are considered not to be in the long-terms interests of shareholders.

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E.	Voting Securities in Different Countries

Laws and regulations regarding shareholder rights and voting procedures differ dramatically across the world. In certain countries, the requirements or restrictions imposed before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved. For example, certain countries restrict a shareholder’s ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as “share blocking”). In other instances, the costs of voting a proxy (i.e., by being routinely required to send a representative to the meeting) may simply outweigh any benefit to the client if the proxy is voted. Generally, the Proxy Administration Team will consult with Portfolio Management in determining whether to vote these proxies.

There may be other instances where Portfolio Management may wish to refrain from voting proxies (See Section G.1. below).

F.	Conflicts of Interest

1.	Overview

This Policy and related procedures implemented by Lazard are designed to address potential conflicts of interest posed by Lazard’s business and organizational structure. Examples of such potential conflicts of interest are:

•

Lazard Frères & Co. LLC (“LF&Co.”), Lazard’s parent company and a registered broker- dealer, or a financial advisory affiliate, has a relationship with a company the shares of which are held in accounts of Lazard clients, and has provided financial advisory or related services to the company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction);

•	Lazard serves as an investment adviser for a company the management of which supports a particular proposal;

•	Lazard serves as an investment adviser for the pension plan of an organization that sponsors a proposal; or

•	A Lazard employee who would otherwise be involved in the decision-making process regarding a particular proposal has a material relationship with the issuer or owns shares of the issuer.

2.	General Policy

All proxies must be voted in the best long-term interest of each Lazard client, without consideration of the interests of Lazard, LF&Co. or any of their employees or affiliates. The Proxy Administration Team is responsible for all proxy voting in accordance with this Policy after consulting with the appropriate member or members of Portfolio Management, the Proxy Committee and/or the Legal & Compliance Department. No other employees of Lazard, LF&Co. or their affiliates may influence or attempt to influence the vote on any proposal. Violations of this Policy could result in disciplinary action, including letter of censure, fine

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or suspension, or termination of employment. Any such conduct may also violate state and Federal securities and other laws, as well as Lazard’s client agreements, which could result in severe civil and criminal penalties being imposed, including the violator being prohibited from ever working for any organization engaged in a securities business. Every officer and employee of Lazard who participates in any way in the decision-making process regarding proxy voting is responsible for considering whether they have a conflicting interest or the appearance of a conflicting interest on any proposal. A conflict could arise, for example, if an officer or employee has a family member who is an officer of the issuer or owns securities of the issuer. If an officer or employee believes such a conflict exists or may appear to exist, he or she should notify the Chief Compliance Officer immediately and, unless determined otherwise, should not continue to participate in the decision-making process.

3.	Monitoring for Conflicts and Voting When a Material Conflict Exists

The Proxy Administration Team monitors for potential conflicts of interest that could be viewed as influencing the outcome of Lazard’s voting decision. Consequently, the steps that Lazard takes to monitor conflicts, and voting proposals when the appearance of a material conflict exists, differ depending on whether the Approved Guideline for the specific item is clearly defined to vote for or against, or is to vote on a case-by-case basis. Any questions regarding application of these conflict procedures, including whether a conflict exists, should be addressed to Lazard’s Chief Compliance Officer or General Counsel.

a.	Where Approved Guideline Is For or Against

Lazard has an Approved Guideline to vote for or against regarding most proxy agenda/proposals. Generally, unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, the Proxy Administration Team votes according to the Approved Guideline. It is therefore necessary to consider whether an apparent conflict of interest exists when Portfolio Management disagrees with the Approved Guideline. The Proxy Administration Team will use its best efforts to determine whether a conflict of interest or potential conflict of interest exists. If conflict appears to exist, then the proposal will be voted according to the Approved Guideline. In situations where the Approved Guideline is to vote Case by Case, Lazard will vote in accordance with the recommendations of one of the proxy voting services Lazard retains to provide independent analysis. Lazard also reserves its right to Abstain.

In addition, in the event of a conflict that arises in connection with a proposal for Lazard to vote shares held by Lazard clients in a Lazard mutual fund, Lazard will typically vote each proposal for or against proportion to the shares voted by other shareholders.

b.	Where Approved Guideline Is Case-by-Case

In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard’s policy is to vote the proxy item according to the majority recommendation of the independent proxy services to which we subscribe. Lazard also reserves the right to Abstain.

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G.	Other Matters

1.	Issues Relating to Management of Specific Lazard Strategies

Due to the nature of certain strategies managed by Lazard, there may be times when Lazard believes that it may not be in the best interests of its clients to vote in accordance with the Approved Guidelines, or to vote proxies at all. In certain markets, the fact that Lazard is voting proxies may become public information, and, given the nature of those markets, may impact the price of the securities involved. Lazard may simply require more time to fully understand and address a situation prior to determining what would be in the best interests of shareholders. In these cases the Proxy Administration Team will look to Portfolio Management to provide guidance on proxy voting rather than vote in accordance with the Approved Guidelines, and will obtain the Proxy Committee’s confirmation accordingly.

Additionally, Lazard may not receive notice of a shareholder meeting in time to vote proxies for or may simply be prevented from voting proxies in connection with a particular meeting. Due to the compressed time frame for notification of shareholder meetings and Lazard’s obligation to vote proxies on behalf of its clients, Lazard may issue standing instructions to ISS on how to vote on certain matters.

Different strategies managed by Lazard may hold the same securities. However, due to the differences between the strategies and their related investment objectives, one Portfolio Management team may desire to vote differently than the other, or one team may desire to abstain from voting proxies while the other may desire to vote proxies. In this event, Lazard would generally defer to the recommendation of the Portfolio Management teams to determine what action would be in the best interests of its clients. The Chief Compliance Officer or General Counsel, in consultation with members of the Proxy Committee will determine whether it is appropriate to approve a request to split votes among one or more Portfolio Management teams.

2.	Stock Lending

As noted in Section B above, Lazard does not generally vote proxies for securities that a client has authorized their custodian bank to use in a stock loan program, which passes voting rights to the party with possession of the shares. Under certain circumstances, Lazard may determine to recall loaned stocks in order to vote the proxies associated with those securities. For example, if Lazard determines that the entity in possession of the stock has borrowed the stock solely to be able to obtain control over the issuer of the stock by voting proxies, or if the client should specifically request Lazard to vote the shares on loan, Lazard may determine to recall the stock and vote the proxies itself. However, it is expected that this will be done only in exceptional circumstances. In such event, Portfolio Management will make this determination and the Proxy Administration Team will vote the proxies in accordance with the Approved Guidelines.

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H.	Reporting

Separately managed account clients of Lazard who have authorized Lazard to vote proxies on their behalf will receive information on proxy voting with respect to that account. Additionally, the US mutual funds managed by Lazard will disclose proxy voting information on an annual basis on Form N-PX which is filed with the SEC.

I.	Recordkeeping

Lazard will maintain records relating to the implementation of the Approved Guidelines and this Policy, including a copy of the Approved Guidelines and this Policy, proxy statements received regarding client securities, a record of votes cast and any other document created by Lazard that was material to a determination regarding the voting of proxies on behalf of clients or that memorializes the basis for that decision. Such proxy voting books and records shall be maintained in the manner and for the length of time required in accordance with applicable regulations.

J.	Review of Policy and Approved Guidelines

The Proxy Committee will review this Policy at least annually to consider whether any changes should be made to it or to any of the Approved Guidelines. The Proxy Committee will make revisions to its Approved Guidelines when it determines it is appropriate or when it sees an opportunity to materially improve outcomes for clients. Questions or concerns regarding the Policy should be raised with Lazard’s General Counsel or Chief Compliance Officer.

Revised As Of April 1, 2022

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PROXY VOTING POLICY JANUARY 2023

Introduction

This policy applies to clients who have specifically authorised Martin Currie to vote proxies in the investment management agreement (IMA) or other written instrument or who have, without specifically authorising MC to vote proxies, granted general investment discretion and sets out how we approach voting proxies for these clients.

We recognise that we have a duty to act in the best interests of our clients. To that end, our Proxy Voting Policy is designed to enhance shareholders’ long-term economic interests. All our voting decisions are made in-house and are undertaken in accordance with our Global Corporate Governance Principles and in line with our clients’ best interests. Proxy voting is integral to stewardship and as such we will, in most cases, routinely inform management of our investee companies when we are voting against them on material matters and provide our rationale.

Our policy is updated at least annually, taking into account emerging issues and trends, the evolution of market standards, and regulatory changes. The policy considers market-specific recommended best practices, transparency, and disclosure when addressing issues such as board structure, director accountability, corporate governance standards, executive compensation, shareholder rights, corporate transactions, and social/environmental issues.

The framework for making these decisions is set out in our Global Corporate Governance Principles.

As responsible stewards of our customers’ capital, the fundamental tenet of our Global Corporate Governance Principles is to protect and enhance the economic interests of our clients. These principles are focused around corporate governance and the role of board directors in promoting corporate success, thereby creating sustainable value for shareholders while having regard to other stakeholders, both internal and external.

We believe that Sustainability or Environmental, Social and Governance (ESG) factors create risks and opportunities for companies and that these should be managed appropriately. In particular, we believe that good governance of the companies in which we invest is an essential part of creating shareholder value and delivering investment performance for our clients.

We have adopted the International Corporate Governance Network (ICGN) Global Governance Principles, which set out a primary standard for well-governed companies that is widely applicable, irrespective of national legislative frameworks or listing rules. We also reference the Principles of Corporate Governance developed by the Organisation for Economic Co-operation and Development (OECD) which are intended to help policymakers evaluate and improve the international frameworks for corporate governance. Differences in national market regulation mean that a single set of detailed guidelines is unlikely to be appropriate for all the countries in which we invest. Where local corporate governance codes are consistent with our overall principles we will adopt these. At a minimum we would expect companies to comply with the accepted corporate governance standard in their domestic market or to explain why doing so is not in the interest of (minority) shareholders.

This document should also be read alongside our Global Corporate Governance Principles and our Stewardship and Engagement Policy which articulates how we discharge our stewardship duties for our clients.

This policy has been drafted in accordance with the Financial Reporting Council’s Stewardship Code. It is also intended to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940. This policy sets forth the procedures of Martin Currie Investment Management Limited and Martin Currie Inc, (together ‘Martin Currie’) for voting proxies for clients, including investment companies registered under the Investment Company Act of 1940, as amended, except where such clients require different standards to the voting of proxies to be applied on their behalf.

We believe the ICGN principles provide a strong and concise framework for determining the minimum corporate governance standards we should expect from the companies in which we invest. We provide more detail on these in our Martin Currie Global Corporate Governance Principles.

We recognise that the circumstances under which companies operate vary considerably and as such we take into account the specific circumstances of each company when assessing how to approach corporate governance.

INVESTING TO IMPROVE LIVES™	1

PROXY VOTING POLICY

Scope and principles

This policy covers:

✓	The guiding principles on which we base our proxy voting decisions

✓	How we carry out proxy voting and exercise voting rights in the best interests of our clients

✓	How we report to our clients

The guiding principles for how we vote for our clients are the Martin Currie Global Corporate Governance Principles. These high-level principles are set out below:

Principle 1: Board role and responsibilities

The board should promote the long-term best interests of the company by acting on an informed basis with good faith, care and loyalty, for the benefit of shareholders, while having regard to relevant stakeholders.

Principle 2: Leadership and independence

Board leadership requires clarity and balance in board and executive roles and an integrity of independent process to protect the interests of shareholders and relevant stakeholders in promoting the long-term success of the company

Principle 3: Composition and appointment

The board should comprise a sufficient mix of directors with relevant knowledge, independence, competence, industry experience and diversity of perspectives to generate effective challenge, discussion and objective decision-making in alignment with the company’s purpose, long-term strategy and relevant stakeholders.

Principle 4: Corporate culture

The board should instil and demonstrate a culture of high standards of business ethics and integrity aligned with the company’s purpose and values at board level and throughout the workforce.

Principle 5: Remuneration

Remuneration should be designed to equitably and effectively align the interests of the CEO, executive officers and workforce with a company’s strategy and purpose to help ensure long-term sustainable value preservation and creation. Aggregate remuneration should be appropriately balanced with the payment of dividends to shareholders and retention of capital for future investment and the level of quantum should be defendable relative to social considerations relating to inequality.

Principle 6: Risk oversight

The board should proactively oversee the assessment and disclosure of the company’s key risks and approve the approach to risk management and internal controls regularly or with any significant business change and satisfy itself that the approach is functioning effectively

Principle 7: Corporate reporting

Boards should oversee timely and reliable company disclosures for shareholders and relevant stakeholders relating to the company’s financial position, approach to sustainability, performance, business model, strategy, and long-term prospects.

Principle 8: Internal and external audit

The board should establish rigorous, independent and effective internal and external audit procedures, to ensure the quality and integrity of corporate reporting.

Principle 9: Shareholder rights

Rights of all shareholders should be equal and must be protected. Fundamental to this protection is ensuring that a shareholder’s voting rights are directly linked to its economic stake, and that minority shareholders have voting rights on key decisions or transactions which affect their interest in the company.

Principle 10: Shareholder meetings

Boards should ensure that meetings with shareholders are efficiently, democratically and securely facilitated to enable constructive interactivity and accountability for the company’s long-term strategy, performance, and approach to sustainable value creation upon which voting decisions may be influenced.

The full ICGN Global Governance Principles can be found here: ICGN Global Governance Principles.

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PROXY VOTING POLICY

Voting guidelines

Differences in national market regulation and corporate governance codes mean that a single set of detailed guidelines is unlikely to be appropriate for all the markets in which we invest. We summarise below the areas that we will most commonly focus on when forming a view on how to cast the proxies for our clients.

Director elections

In deciding how to vote on director elections we will consider, amongst other things:

•	The composition of the board including skills and experience, diversity and whether the CEO/Chairman positions are held by one individual.

•

Whether the proportion of independent directors on the board is appropriate – The board of a widely- held company should comprise a majority of independent non-executive directors. Controlled companies should have a majority of independent non-executive directors, and at least three (or one-third) independent directors, on the board.

•	Director attendance at board/committee meetings – where it is less than 75%, we would expect this to be explained.

•	The number and nature of board appointments and individual holds – the tolerance will be lower where one of these is a CEO position.

•	Unnecessary bundling of director elections.

•	The composition of any committees and the appropriateness of their membership – for example whether the audit committee has recent and relevant financial experience.

•	The appropriateness of the decisions made e.g., on remuneration.

•	The quality, transparency and timing of reporting.

•	Any egregious actions – e.g., material failures of governance, stewardship, risk oversight or fiduciary responsibilities, independence classification.

Remuneration

Where remuneration is put to a shareholder vote we will consider the extent to which it is aligned with our overall principles on remuneration, namely:

•	Remuneration should be aligned to long-term success and the desired corporate culture of the organisation.

•	Remuneration schemes for both executives and non-executives should ensure that rewards reflect long- term returns to shareholders.

•	Disclosure associated with remuneration polices should be timely, clear and understandable for both investors and executives.

•	Remuneration levels should not be higher than is necessary to attract and retain the individuals required to achieve the business strategy.

•

Executive management and non-executive directors should make a material long-term investment in shares of the businesses they manage or oversee safeguards put in place to ensure alignment of interest with shareholders.

•	The remuneration committee should, ideally, comprise entirely independent non-executive directors or supervisory board members.

•	The remuneration committee should use the discretion provided to it by shareholders to ensure that awards properly reflect business performance.

•	Non-Executive Director remuneration should consist solely of a cash retainer and equity-based remuneration subject to adequate safeguards being in place.

Capital Structure

Companies will commonly make requests to shareholders to approve changes to the capital structure of the business including share issuance, share repurchases, and takeover defence schemes. When considering these requests, we will take the circumstances of each company into account and, amongst other things, the following:

•

The voting structure and in particular where this diverges from one-share-one vote. We will normally vote against requests for the creation or continuation of dual-class capital structures, increased authorisation of classes of shares with superior voting rights or the creation of new or additional super voting shares.

•	The potential for dilution – in markets where pre-emption rights apply to share issuance in general any

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PROXY VOTING POLICY

routine authority to disapply pre-emption rights should not exceed 10 percent of ordinary share capital in any one year.

•	Where there is a general authority to issue equity consideration will be given to other shareholder rights – for example the ability of shareholders to vote on significant transactions.

•

Share buy-backs – where a request is made to authorise a share buy-back the time period this should be renewed annually and limited to no more than 15% of shares outstanding. Companies should have a clear policy on how they approach share buy-backs and should disclose in their next Annual Report the justification for any own share purchases made in the previous year.

•	Take-over defence schemes – these will be reviewed on a case-by-case basis but are discouraged.

Shareholder proposals

Shareholder proposals can cover a wide range of topics and as such we will review each on its own merits. These will frequently focus on environmental and social issues as well as governance issues. We expect companies to manage effectively environmental, social and ethical factors that are relevant to their business, with a view to enhancing long-term sustainability and that companies should clearly define board and senior management responsibilities for environmental, social and ethical issues.

We vote on shareholder proposals on a pragmatic basis taking into account the context of the company concerned and any actions the company is already taking to address the concerns raised. We also expect boards to address issues raised where there is significant support for a shareholder proposal.

As signatories to the Net Zero Asset Managers Initiative and to Climate Action 100+ we recognise the materiality of climate change to many companies and shareholder proposals are likely to play a role in achieving the goals of these initiatives in aligning businesses to net zero. As such, for climate related proposals, we will also consider the alignment of the shareholder proposals with these ambitions. We have set out our approach to climate engagement and voting in more detail in our Climate Engagement & Escalation Policy.

External research and proxy advisor

ISS is our proxy voting advisor and provides voting recommendations for Martin Currie in accordance with their own policy which is closely aligned with our internal policy. In addition, we use the services of Ownership Matters a specialist governance advisor. As appropriate, they engage with public issuers, shareholders, activists, and other stakeholders to seek additional information and to gain insight and context in order to provide informed vote recommendations. Martin Currie’s starting point is to act in the best interests of our clients. Our voting decisions are informed by both our own internal work and that of our proxy advisor and specialist governance advisor. We assess voting matters on a case-by-case basis, taking into account a company’s circumstances but are guided by our over-arching principles on good corporate governance. The assessment is carried out by the member of the investment team with responsibility for the stock in conjunction with the Stewardship, Sustainability and Impact team. We recognise that regulatory frameworks vary across markets and that corporate governance practices vary internationally.

Conflicts of Interest

Martin Currie recognises that there is a potential conflict of interest when we vote for a proxy solicited by a company with which we, or our portfolio managers, have a material business or personal relationship. In this context, the member of the investment team has a duty to disclose any potential, actual or apparent material conflict of interest relating to a proxy vote. Generally, a conflict is unlikely to arise if the vote is in accordance with our guidelines and that of our proxy advisor. However, if a member of the investment team wishes to vote contrary to the guidelines in relation to a company with which we have any material business or personal relationship, the matter must be referred to the Investment Executive for independent consideration. We would consider a potential conflict of interest to exist where Martin Currie or relevant staff has a material personal or business relationship with the proponent, issuer or other relevant participants in the proxy proposal.

In the event that a portfolio manager is materially conflicted they are obliged to disclose the conflict of interest and provide their justification for voting contrary to the guidelines to the Investment Executive for independent consideration. The Investment Executive are required to provide approval before the vote can be carried out. If the Investment Executive are unable to approve the vote one of the following courses of action will be taken:

•	vote such proxy according to the specific recommendation of our proxy advisor

•	abstain

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PROXY VOTING POLICY

•	request that the client votes such proxy

In the event that Martin Currie is materially conflicted, the firm will:

•	vote such proxy according to the specific recommendation of our proxy advisor

•	abstain

•	request that the client votes such proxy

The compliance team will also be informed of all instances where a conflict of interest arises in order for them to carry out an oversight role.

The Investment Operations team, as part of its annual due diligence, reviews the processes and controls adopted by our proxy advisor to manage potential material conflicts of interest it may face when performing the responsibilities delegated to it by the client.

Share blocking

Proxy voting in certain countries requires ‘share blocking’. That is, shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the shareholders’ custodian banks.

Martin Currie has determined that the value of exercising the vote does not usually outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required, we are likely to abstain from voting those shares.

Stock lending

Martin Currie does not provide clients with a stock lending service. Should they want to lend their stock, they have to make their own arrangements, and assume responsibility for calling back their shares if they wish to exercise their voting rights. Where we are aware that securities are on loan and if we judge a vote to be material, we may advise the relevant clients recall that stock in order to cast a proxy vote. In circumstances where it is not possible or practical to assess the materiality or where it is not possible to recall the security (e.g., where the events subject to voting are not communicated by the company in sufficient time) no votes will be cast. Martin Currie may utilise third party service providers to assist it in identifying and evaluating whether an event is material, and to assist it in recalling loaned securities for proxy voting purposes. Where some or all shares of a portfolio company are on loan at the record date in relation to a meeting of that company, those shares cannot be voted. Martin Currie is generally not advised of what shares are on loan and may not have an opportunity to recall the shares prior to the record date. As a result, in most cases, those shares will not be voted.

Proxy voting records

A copy of Martin Currie’s Proxy Voting Policy and Procedures is available upon request. Clients may also obtain information on how Martin Currie voted with respect to their proxies by contacting our client services team at Martin Currie Investment Management Ltd, 5 Morrison Street, Edinburgh, Scotland, EH3 8BH, tel. 44 (0) 131 229 5252, fax 44 (0) 131 222 2532, email: distributionclientmanagement@martincurrie.com. Martin Currie has a specific record-keeping policy which describes in greater detail the record-keeping processes as apply to proxy voting.

Martin Currie has been accepted as a signatory to the UK Stewardship Code 2020 (‘the Code’). The Code aims to enhance the quality of engagement between institutional investors and companies to help improve long-term returns to shareholders and the efficient exercise of governance responsibilities by setting out good practice on engagement with investee companies. In accordance with the provisions of the Code and our Global Corporate Governance Principles, cumulative proxy voting records are published quarterly on our website. This disclosure does not contain voting records for individual clients. Specific voting records for each client are available to those clients at any time upon request.

Martin Currie Investment Management Ltd, registered in Scotland (no 66107). Martin Currie Inc, registered in Scotland (no BR2575). Both companies are authorised and regulated by the Financial Conduct Authority. Martin Currie Investment Management Limited, 5 Morrison Street, Edinburgh, EH3 8BH, Tel: 44 (0) 131 229 5252 Fax: 44 (0) 131 228 5959, www.martincurrie.com. Martin Currie Inc, 280 Park Avenue, New York, NY 10017 is also registered with the Securities Exchange Commission. Please note that calls to the above number and any other communications may be recorded.

© 2023 Martin Currie Investment Management Limited.

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February 2022

NEUBERGER BERMAN

Governance and Proxy Voting Guidelines

NEUBERGER | BERMAN

ABOUT NEUBERGER BERMAN

Founded in 1939, Neuberger Berman is a private, 100% independent, employee-owned investment manager. From offices in 34 cities worldwide, the firm manages a range of strategies—including equity, fixed income, quantitative and multi-asset class, private equity and hedge funds—on behalf of institutions, advisors and individual investors globally. With more than 500 investment professionals and over 2,000 employees in total, Neuberger Berman has built a diverse team of individuals united in their commitment to delivering compelling investment results for our clients over the long term. That commitment includes active consideration of environmental, social and governance factors. Our culture has afforded us enviable retention rates among our senior investment staff and has earned us a citation from Pensions & Investments as a Best Place to Work in Money Management for six consecutive years.

JONATHAN BAILEY HEAD OF ESG INVESTING WWW.NB.COM/ESG

GOVERNANCE AND PROXY VOTING

OBJECTIVE

Neuberger Berman Group LLC (“Neuberger Berman Group” and collectively with its affiliates “Neuberger Berman” or the “firm”) believes that engagement is a dialogue between investors and companies focused on positively influencing corporate governance behaviors to drive long- term, sustainable returns. We have codified our approach in our Stewardship and Engagement Policy. One important way in which we exercise engagement is through voting proxies on behalf of our advisory clients for whom we have voting authority. We do this in order to fulfill our fiduciary responsibility to protect our clients’ best interests and as an important component of our approach to creating shareholder value.

The below statements serve as a guide to our voting approach and are representative of our general views on these matters. We reserve case-by-case judgment in all instances where we believe a different vote serves the economic best interests of our clients. Additionally, since corporate governance- related law, standards and best practices tend to differ between markets, we consider these local nuances when voting in a given market.

In addition, we recognize that some of our investments—including but not limited to those listed outside major stock exchanges, mutual funds, exchange-traded funds, closed-end funds and special purpose acquisition companies—do not operate in markets where it would be appropriate to apply the full breadth of our guidelines. In those instances we will vote based on our assessment of best practices that protect shareholder value.

RISK OVERSIGHT & BOARD RESPONSIBILITIES

We expect boards in both the ordinary course of business and during special sessions to review and plan for relevant and material risk factors for the long-term sustainability of the business. We recognize that companies have diverse stakeholders that present many perspectives; we expect that given its oversight responsibility, the board remains open-minded in its evaluation of these issues. We identify continuing education, board evaluations, succession planning, shareholder and stakeholder engagement, and the adoption of best practices as indicators of oversight quality.

We expect, at minimum, to see disclosure on the existence of an Enterprise Risk Management framework, the roles and responsibilities of key committees, and comprehensive descriptions of the background and skills of directors. We identify assumptions as key risks to the effective oversight of management by the board and believe these are best mitigated by active and diverse boards.

Neuberger Berman has a longstanding belief that material environmental, social and governance (ESG) factors are important drivers of long- term investment returns from both an opportunity and risk mitigation perspective. We believe the board should identify and appropriately address financially material risks to the company’s business fundamentals and to its long-term sustainable growth, including but not limited to environmental, social and governance (ESG) issues. Neuberger Berman may hold the chair of the governance committee accountable if the board does not maintain oversight of material ESG issues.

ELECTION OF DIRECTORS

Neuberger Berman believes a Board of Directors should be comprised primarily of qualified, independent, diverse directors with relevant experience. We believe having a board that is, at a minimum, majority, and preferably two-thirds, independent is a critical governance requirement. Neuberger Berman believes these factors, along with periodic board and committee refreshment, will facilitate driving a company’s performance, creating shareholder value while protecting and enhancing shareholders’ interests.

Generally, we support management nominees; however, there are instances when Neuberger Berman may withhold its votes from or vote against the management nominee(s), for example, when the firm believes a board or certain of its members have:

•	failed to act in the best economic interests of shareholders

•	failed to maintain independent audit, compensation and nominating committees

•	failed to attend at least 75% of a company’s board and committee meetings without a reasonable excuse

•	failed to adopt a material shareholder proposal that received the support of a majority of shareholders

•	failed to appoint an independent chair or a lead independent director or

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•	adopted bylaw amendments that negatively affect shareholder rights without obtaining a shareholder vote

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GOVERNANCE AND PROXY VOTING

We expect companies to have robust anti-corruption practices and may vote against members of the appropriate board committee where we find poor oversight of matters related to compliance with sanctions or interactions with foreign governments.

We evaluate the composition of the board to ensure shareholders are represented by individuals who are well positioned to assess and understand both traditional and abstract business risks, have a history of operating in complex environments, subscribe to the highest level of ethical standards and hold others to it, and are able to present themselves as a credible voice of not only shareholders, but also stakeholders such as clients, employees and communities, among others. We believe these qualities to be vital to the challenging, deliberative discourse that we expect boards of our portfolio companies to possess.

As we scrutinize the director nominees, we ask that companies provide expanded context for the specific skills or areas of focus for individual directors. These should include experiences that required risk expertise or strategy oversight that aligns with the needs of the company at present. While we do not support the notion of a one-issue director, we ask that companies identify who is well positioned to lead on top strategy, risk and ESG areas for the company. While long tenure or age should not necessarily discount the contribution of any one director, we will evaluate these traits as they relate to the overall composition of the board, including appropriate refreshment. Where the composition of the board does not satisfy our assessment of the needs at the company, we may hold the longest-tenured directors or the chair of the nominating and governance committee accountable to signal a need for appropriate director succession planning to be implemented.

Instances of interlocking directorships (CEOs serving on each other’s boards) and problematic related party transactions may pose conflicts of interest and may lead us to vote against the director. Because of the significance of financial reporting and disclosure, Neuberger Berman believes that a CFO should report to the Board and not be a member. We usually will vote against a director who is the CFO of the subject company. We will closely scrutinize board representation awarded to third parties and investors with board influence that is not proportional to economic interest. These instances, along with contested elections and other special situations, will be evaluated by Neuberger Berman on a case-by-case basis.

We believe it is of great importance and will facilitate transparency if the members of the audit, compensation and nominating and governance committees are independent. We likely will withhold or vote against a director who sits on a key committee of the board and is an affiliate or an insider. Neuberger Berman expects each member of the audit committee to have the applicable expertise to carry out his or her responsibilities in an effective and diligent manner. Should a company be required to restate its financials, Neuberger Berman will closely evaluate audit committee members sitting at the time the issues arose. If a director has served on a board of at least one company with a record of poor performance, inadequate risk oversight, accounting-related issues or other indicators of actions that appeared to be against the interest of shareholders, we may vote against that director. We typically reexamine our determinations by considering: the length of time passed since the incident that caused the concern, shareholder support for the director, the director’s role (e.g. member of the audit committee when accounting issues arose).

Additionally, overboarding is a concern for Neuberger Berman, and we generally believe a public company executive should only sit on an aggregate of two public company boards and a director who is not a public company executive should serve on no more than four public company boards. If we withhold votes for a director who is a public company executive, typically we will not withhold the vote from the director at the company on which he or she serves as an executive. Neuberger Berman considers if a director serves on a SPAC board or an investment company when evaluating director board commitments given the different time commitment requirements these board typically require.

We believe there has been ample time for boards to take up and address issues of gender representation. If the board has not included a female director in the last 12 months or if there are no clearly articulated plans to include a qualified female nominee, we will vote against the chair of the nominating committee. Starting in 2023, Neuberger Berman may hold the chair of the nominating committee accountable if the board is not at least 30% female.

Neuberger Berman expects companies to disclose board racial and ethnic diversity at the aggregate level. Neuberger Berman may hold the chair of the nominating committee accountable if the board fails to disclose board composition, and may take voting action if the board lacks racial or ethnic diversity.

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GOVERNANCE AND PROXY VOTING

Further, we may hold companies to higher standards of board diversity where market or listing requirements are more stringent. Neuberger Berman usually supports governance shareholder proposals to:

•	declassify a board

•	eliminate cumulative voting

•	elect directors by a majority of votes cast in uncontested elections

•

separate the positions of Chairman and CEO; appoint a lead independent director. We recognize that there are instances in which it may be appropriate to combine the CEO and Chair roles, including a current strong lead independent director, strong performance and governance provisions

Recognizing the importance of attracting and retaining qualified directors, we are supportive of strong indemnification provisions, so long as such proposals provide for the duty of care.

CAPITAL DEPLOYMENT FOR LONG-TERM VALUE CREATION

Our voting on capital issues is informed by our philosophy that companies should allocate capital to maximize long-term risk-adjusted shareholder value. We believe they should effect an economic returns-based capital allocation system; maintain efficient corporate capital structures that minimize the risk-adjusted cost of capital; avoid excessive leverage or excessive cash buildup; regularly return excess capital to shareholders, and explore divestitures/spin-offs of non-core assets and business units for which divestiture will enhance shareholder value. Additionally, boards should provide transparent information on the oversight of capital deployment choices, including identifying the appropriate responsible committee, and be able to discuss their methodology.

We expect large mergers, acquisitions, reorganizations or similar actions to be subject to a shareholder vote. Neuberger Berman often supports value-driven M&A strategies, but will evaluate all proposals on this matter on a case-by-case basis.

EXECUTIVE COMPENSATION

We expect each company to design compensation policies that are appropriate to its situation and that will attract and retain skilled executives who will be incentivized to increase their company’s long-term shareholder value. We expect compensation committees to design, adopt and clearly articulate a strong link between executive compensation and performance.

In our evaluation of compensation plans, we seek to understand how the metrics selected are related to the medium- to long-term business strategy articulated by executives. Performance incentives should be tied to challenging targets with disclosure around target-setting in relation to prior high-water marks. We expect boards to be able to discuss the potential long-term impacts of the chosen metrics, such as their impact on investments in R&D and human capital, or the ability to effectively deploy capital in the future. We additionally expect a robust discussion on the selection of the appropriate peer set, and how individual companies in that set are relevant to both the business and the compensation of the executives themselves.

Performance periods should be sufficiently long to ensure executives do not manage to too short of a time horizon, with at least a three-year performance period appropriate for most long-term incentive plan metrics. We do not believe long-term incentive plans (LTIPs) should have annual components, whether vesting or awards, and will additionally scrutinize plans that annually reload awards to create outcomes that become disengaged from the returns seen by shareholders.

We are particularly sensitive to outsized awards as a result of committee discretion, where absolute returns were negative, use of metrics susceptible to ‘gaming’, and/or where a payout previously occurred for the attainment of the same metric. We also closely scrutinize the quantum and timing of the disposition of shares by Named Executive Officers in the context of any repurchase activity at the company. Neuberger Berman believes it is imperative for management and the board to maintain a significant equity ownership in the Company to

4

GOVERNANCE AND PROXY VOTING

ensure alignment with shareholders’ interests. As we expect incentive compensation to relate directly to the creation of long-term value for shareholders, we generally expect extended vesting of equity awards, bonus and equity plans to provide for clawbacks, equity compensation plans that do not permit repricing or reloading, and “golden parachute” proposals that encourage management to negotiate transactions in shareholders’ best interest. We also believe that advisory votes on executive compensation should be held on an annual basis.

Due to the diverse requirements of companies in which we invest, Neuberger Berman typically determines whether to support an executive compensation proposal after a case-by-case assessment, considering among other things, industry, size, performance, financial condition and historic pay practices. Where we identify insufficient alignment with the interests of our clients or insufficient disclosure to perform an analysis, we will vote against the compensation plan.

EQUITY-BASED COMPENSATION PLAN PROPOSALS

We generally support the adoption of equity-based compensation plans because they often facilitate the alignment of management’s interests with shareholders. However, we do consider the cost of a plan and its qualitative metrics. The expense of any equity plan is considered in conjunction with a company’s operating metrics to determine whether the cost is excessive. We also consider certain qualitative metrics of the plan, including awards’ performance metrics and targets, whether the plan provides for repricing. We likely will vote against plans that are excessively dilutive, costly and provide for repricing, or allow increases in shares available under the plan without shareholder approval.

OPTION EXCHANGES, REPRICING, BACKDATING

We typically are opposed to repricing plans, exchange programs and plans with evergreen provisions. We expect to vote against plans with repricing and exchange provisions; however, there may circumstances in which a repricing provision or exchange provision is approved, such as a steep decline, not just in a company’s value, but also the industry or macroeconomic environment. The repricing plan or exchange program may help the company retain employees in a precarious environment. We find backdating options and related actions unacceptable and will not support them.

DIRECTOR COMPENSATION PLANS

Neuberger Berman believes nonemployee directors should receive appropriate compensation that may consist of cash and equity. We recognize that compensating directors with equity awards facilitates the directors’ alignment with shareholders, for which we are wholly supportive. The equity awards for directors should only reflect compensation, not be performance-based, so that directors do not engage in risk-taking.

EMPLOYEE STOCK PURCHASE PLANS

Employee Stock Purchase Plans (ESPP) provide employees with ownership in the company, which strengthens the alignment with shareholders. We view these plans as being beneficial to companies and their shareholders because they typically are available to a broad employee group and the annual purchases are limited by statute. Neuberger Berman expects to support most ESPPs unless the employee base to whom the plan is offered is unduly limited (e.g., only to senior executives).

SHAREHOLDER RIGHTS

Neuberger Berman generally supports significant shareholder representation and the protection of minority rights. As such, it generally supports shareholder or management proposals regarding proxy access, although each instance is examined on a case-by-case basis, considering factors such as company size, existing or management-proposed proxy access provisions, board independence, diversity, experience, tenure, requested ownership percentage and holding requirement, among other things. We also generally support the right of shareholders to call a special meeting and—where the right does not exist—to act by written consent. We generally believe a special meeting threshold in the range of 20 – 25% is appropriate at most companies, where other circumstances such as a large single-shareholder would not lead to a potential for misuse.

5

GOVERNANCE AND PROXY VOTING

It is our view that in most matters presented for shareholder approval, a majority vote is appropriate. Therefore we typically support proposals to eliminate supermajority provisions. The firm usually is opposed to cumulative voting; however, there may be certain instances when we will support a cumulative voting proposal. For example companies with tiered voting classes and those controlled by a significant shareholder may lend themselves to the adoption of cumulative voting. Neuberger Berman generally supports stewardship and corporate governance codes, as well as other efforts to codify best practices. Where we find issues at odds with the practices of our portfolio companies, we will seek to use these frameworks to engage in constructive dialogue on the subject.

Neuberger Berman generally believes in the alignment of voting rights with economic interest (i.e. one vote, one share). We may, where appropriate, support proposals to equalize the voting rights of shareholders, including the elimination of special voting share classes and the establishment of single-class voting structures. Each instance is reviewed on a case-by-case basis and is rooted in an economic assessment of the costs and opportunities for shareholders.

We recognize that, on occasion, companies may choose to reincorporate their domicile. We analyze these changes closely and are generally supportive of these efforts where they are in the economic interest of our clients, with reduced legal costs, streamlined judicial process, proximity to corporate headquarters, or improved governance provisions serving as common positive dimensions of such measures. We believe the designation of Delaware (or its state of incorporation) as a company’s exclusive forum for certain governance-related litigation is appropriate provided it is done in the spirit of permitting a more efficient resolution of such matters for both the plaintiff and the company, and does not contain onerous provisions like mandatory arbitration.

On the subject of the venue and format of shareholder meetings, we believe it should strike a balance between providing access and transparency while taking advantage of new technology and cost efficiencies. As such we typically will not vote against directors for the approval of a virtual meeting format, but continue to recognize that such a shift should facilitate, not abridge, shareholder access.

ANTI-TAKEOVER PROVISIONS & SHAREHOLDER RIGHTS PLANS (“POISON PILLS”)

Neuberger Berman generally does not support the adoption of anti-takeover provisions, including shareholder rights plans. In cases of unilateral adoption by the board, we will evaluate these proposals on a case-by-case basis in order to determine whether the action was in the best interest of shareholders and appropriately proportional to the circumstances. If we deem the action to be adverse to shareholder interests, we will generally vote against members of the governance committee and the chairman/lead independent director. Where the plan itself is subject to a vote, we will additionally evaluate whether there are tax-related benefits (net-operating-loss pills), the protection of which may be in the economic interest of our clients.

ENVIRONMENTAL ISSUES

Neuberger Berman believes that all companies must be able to identify key financially material environmental risks to their business. We will generally support shareholder proposals asking for increased disclosure where our assessment finds that existing materials are significantly lagging behind the disclosure of peers and recognized disclosure frameworks necessary for investors to assess these risks. Neuberger Berman is broadly supportive of the work of the Task Force on Climate-related Financial Disclosures (TCFD) and the International Sustainability Standards Board (ISSB), which includes the Sustainability Accounting Standards Board (SASB). We also support the work of the Transition Pathways Initiative and encourage boards to reference and utilize its Management Quality score as a resource to strengthen its own practices and management of climate issues. Companies can look to those frameworks as a reference of leading best practices.

Specific to climate-related risk, Neuberger Berman expects companies to:

•	Establish board oversight of climate risk

•	Disclose key climate-related metrics such as Scope 1 and 2 greenhouse gas (GHG) emissions and material Scope 3 GHG emissions

•	Establish GHG emissions reduction targets certified by a credible third party such as the Science Based Targets Initiative

•	Produce reporting in alignment with the recommendations of the TCFD

6

We expect directors to be familiar with these recommendations and be able to discuss how they relate to the risk assessment for their business. Neuberger Berman may hold the chair of the board or lead independent director accountable if we determine a company is not adequately managing climate-related risks.

While our primary analysis focuses on material topics, we recognize that due to changes such as rising supply chain complexity, shifting consumer trends and regulatory changes, among many others, companies should continue to be aware of salient issues that may become more important over time.

SOCIAL ISSUES

We believe that companies have a variety of stakeholders and encourage engagement with those parties that may positively or negatively impact the stability, performance and sustainability of the business. While we believe that regulators and legislators are best positioned to address market-level social concerns, we recognize the value of leadership in those areas that improve the company’s reputation and its ability to be seen as a responsible participant in the broad economy and the communities in which it operates. Where we identify issues that we believe can significantly harm the value of our clients’ investments, we will pursue a course of action, including engagement, or the support of a shareholder proposal, among others, that most constructively mitigates these risks.

Given the potential reputational impact of the use of company funds in relation to trade associations and political processes, Neuberger Berman will generally support shareholder proposals asking for disclosure and/or reports on this issue. In our detailed evaluation of the proposals, we find the Center for Public Accountability Zicklin Index (CPA-Zicklin) to be an informative guidepost for assessing appropriate disclosure in relation to both the market and industry peers.*

Neuberger Berman believes topics related to human capital are among the most significant risks and opportunities for companies. We expect boards to disclose and be able to discuss efforts to make the companies inclusive, attractive and high-retention environments. We identify this as a vital component in attracting and retaining talent for the long-term sustainable success of the companies we invest in. Neuberger Berman expects U.S.-based companies to disclose their EEO-1 data annually and expect data for multiple years to be publicly available. We will typically support related resolutions at companies whose workforce disclosure falls short relative to peers. Neuberger Berman supports inclusive and diverse working environments, and will generally support shareholder proposals seeking to establish comprehensive equal opportunity and anti-discrimination provisions. Neuberger Berman also generally supports efforts to study and report on any discrepancies in compensation based on gender.

*  Neuberger Berman does not maintain a formal relationship with the Center for Public Accountability. Lawrence Zicklin is a former employee of Neuberger Berman and served as the Non-Executive Chairman of the Board from 1999 to 2003. He rejoined the Board in 2009 and continues to serve as an independent director.

Neuberger Berman 1290 Avenue of the Americas New York, NY 10104-0001

U0089 3/22 ©2022 Neuberger Berman BD LLC. All rights reserved.	www.nb.com

Proxy Voting Policies and Procedures

February 2023

I.	Introduction and General Principles

A.

Certain subsidiaries of Neuberger Berman Group LLC (“NB”) have been delegated the authority and responsibility to vote the proxies of their respective investment advisory clients and exercise such responsibility according to these policies and procedures.

B.

NB understands that proxy voting is an integral aspect of investment management. Accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

C.

NB believes that the following policies and procedures are reasonably expected to ensure that proxy matters are conducted in the best interest of clients, in accordance with NB’s fiduciary duties, applicable rules under the Investment Advisers Act of 1940, fiduciary standards and responsibilities for ERISA clients set out in Department of Labor interpretations, the UK Stewardship Code, the Japan Stewardship Code and other applicable laws and regulations.

D.

In instances where NB does not have authority to vote client proxies, it is the responsibility of the client to instruct the relevant custody bank or banks to mail proxy material directly to such client.

E.

In all circumstances, NB will comply with specific client directions to vote proxies, whether or not such client directions specify voting proxies in a manner that is different from NB’s proxy votes for other client accounts.

F.

NB will seek to vote all shares under its authority so long as that action is not in conflict with client instructions. There may be circumstances under which NB may abstain from voting a client proxy, such as when NB believes voting would not be in clients’ best interests (e.g., not voting in countries with share blocking or meetings in which voting would entail additional costs). NB understands that it must weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interests of the clients and, in the case of an ERISA client and other accounts and clients subject to similar local laws, a plan’s participants and beneficiaries. NB’s decision in such circumstances will take into account the effect that the proxy vote, either by itself or together with other votes, is expected to have on the value of the client’s investment and whether this expected effect would outweigh the cost of voting.

II.	Responsibility and Oversight

A.	NB has designated a Governance & Proxy Committee (“Proxy Committee”) with the responsibility for:

(i)	developing, authorizing, implementing and updating NB’s policies and procedures;

(ii)	administering and overseeing the governance and proxy voting processes; and

(iii)	engaging and overseeing any third-party vendors as voting delegates to review, monitor and/or vote proxies.

NB, at the recommendation of the Proxy Committee, has retained Glass, Lewis & Co., LLC (“Glass Lewis”) as its voting delegate.

B.	The Proxy Committee will meet as frequently and in such manner as necessary or appropriate to fulfill its responsibilities.

Proxy Voting Policies and Procedures

C.

The members of the Proxy Committee will be appointed from time to time and will include the Chief Investment Officer (Equities), the Director of Global Equity Research, the Head of ESG Investing, and certain portfolio managers. A senior member of the Legal and Compliance Department will advise the Proxy Committee and may vote as a full member of the Committee if a vote is needed to establish a quorum or in the event that a vote is needed to break a tie. The Director of Investment Stewardship serves in an advisory role to the Proxy Committee but may also vote as a full member of the Committee if a vote is needed to establish a quorum or in the event that a vote is needed to break a tie.

D.

In the event that one or more members of the Proxy Committee are not independent with respect to a particular matter, the remaining members of the Proxy Committee shall constitute an ad hoc independent subcommittee of the Proxy Committee, which will have full authority to act upon such matter.

III.	Proxy Voting Guidelines

A.

The Proxy Committee developed the Governance and Proxy Voting Guidelines (“Voting Guidelines”) based on our Governance and Engagement Principles. These Guidelines are updated as appropriate and generally at least on an annual basis. With input from certain of our investment professionals, the modifications are intended to reflect emerging corporate governance issues and themes. The Proxy Committee recognizes that in certain circumstances it may be in the interests of our clients to deviate from our Voting Guidelines.

B.

Our views regarding corporate governance and engagement, and the related stewardship actions, are informed by our ESG Investing group, in consultation with professionals in the Legal & Compliance and Global Equity Research groups, among others. These insightful, experienced and dedicated groups enable us to think strategically about engagement and stewardship priorities.

C.

We believe NB’s Voting Guidelines generally represent the voting positions most likely to support our clients’ best economic interests across a range of sectors and contexts. These guidelines are not intended to constrain our consideration of the specific issues facing a particular company on a particular vote, and so there will be times when we deviate from the Voting Guidelines.

D.

In the event that a portfolio manager or other investment professional at Neuberger Berman believes that it is in the best interest of a client or clients to vote proxies other than as provided in NB’s Voting Guidelines, the portfolio manager or other investment professional will submit in writing to the Proxy Committee the basis for his or her recommendation. The Proxy Committee will review this recommendation in the context of the specific circumstances of the proxy vote being considered and with the intention of voting in the best interest of our clients.

IV.	Proxy Voting Procedures

A.

NB will vote client proxies in accordance with a client’s specific request even if it is in a manner inconsistent with NB’s proxy votes for other client accounts. Such specific requests should be made in writing by the individual client or by an authorized officer, representative or named fiduciary of a client.

B.	NB has engaged Glass Lewis as its advisor and voting agent to:

(i)	provide research on proxy matters;

(ii)	in a timely manner, notify NB of and provide additional solicitation materials made available reasonably in advance of a vote deadline;

(iii)	vote proxies in accordance with NB’s Voting Guidelines or as otherwise instructed and submit such proxies in a timely manner;

(iv)	handle other administrative functions of proxy voting;

Proxy Voting Policies and Procedures

(v)	maintain records of proxy statements and additional solicitation materials received in connection with proxy votes and provide copies of such proxy statements promptly upon request; and

(vi)	maintain records of votes cast.

C.

Except in instances where clients have retained voting authority, NB will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to Glass Lewis.

D.	NB retains final authority and fiduciary responsibility for proxy voting.

V.	Conflicts of Interest

A.

Glass Lewis will vote proxies in accordance with the Voting Guidelines described in Section III or, in instances where a material conflict has been determined to exist, as Glass Lewis recommends. NB believes that this process is reasonably designed to address material conflicts of interest that may arise in conjunction with proxy voting decisions. Potential conflicts considered by the Proxy Committee when it is determining whether to deviate from NB’s Voting Guidelines include, among others: a material client relationship with the corporate issuer being considered; personal or business relationships between the portfolio managers and an executive officer; director, or director nominee of the issuer; joint business ventures; or a direct transactional relationship between the issuer and senior executives of NB.

B.

In the event that an NB Investment Professional believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the Voting Guidelines described in Section III, such NB Investment Professional will contact a member of the Legal & Compliance Department advising the Proxy Committee and complete and sign a questionnaire in the form adopted from time to time. Such questionnaires will require specific information, including the reasons the NB Investment Professional believes a proxy vote in this manner is in the best interest of a client or clients and disclosure of specific ownership, business or personal relationship, or other matters that may raise a potential material conflict of interest with respect to the voting of the proxy. The Proxy Committee will meet with the NB Investment Professional to review the completed questionnaire and consider such other matters as it deems appropriate to determine that there is no material conflict of interest with respect to the voting of the proxy in the requested manner. The Proxy Committee shall document its consideration of such other matters. In the event that the Proxy Committee determines that such vote will not present a material conflict, the Proxy Committee will make a determination whether to vote such proxy as recommended by the NB Investment Professional. In the event of a determination to vote the proxy as recommended by the NB Investment Professional, an authorized member of the Proxy Committee will instruct Glass Lewis to vote in such manner with respect to the client or clients. In the event that the Proxy Committee determines that the voting of a proxy as recommended by the NB Investment Professional would not be appropriate, the Proxy Committee will:

(i)	take no further action, in which case the Committee shall vote such proxy in accordance with the Voting Guidelines;

(ii)	disclose such conflict to the client or clients and obtain written direction from the client with respect to voting the proxy;

(iii)	suggest that the client or clients engage another party to determine how to vote the proxy; or

(iv)	engage another independent third party to determine how to vote the proxy.

A record of the Proxy Committee’s determinations shall be prepared and maintained in accordance with applicable policies.

C.

In the event that the Voting Guidelines described in Section III do not address how a proxy should be voted the Proxy Committee will make a determination as to how the proxy should be voted. The Proxy Committee will consider such matters as it deems appropriate to determine how such proxy should be voted, including whether there is a material conflict of interest with respect to the voting of the proxy in accordance with its decision. The Proxy Committee shall document its consideration of such matters, and an authorized member of the Proxy Committee will instruct Glass Lewis to vote in such manner with respect to such client or clients.

D.	Material conflicts cannot be resolved by simply abstaining from voting.

Proxy Voting Policies and Procedures

VI.	Recordkeeping

NB will maintain records relating to the implementation of the Voting Guidelines and these procedures, including:

(i)	a copy of the Voting Guidelines and these procedures, which shall be made available to clients upon request;

(ii)	proxy statements received regarding client securities (which will be satisfied by relying on EDGAR or Glass Lewis);

(iii)	a record of each vote cast (which Glass Lewis maintains on NB’s behalf);

(iv)	a copy of each questionnaire completed by any NB Investment Professional under Section V above; and

(v)	any other document created by NB that was material to a determination regarding the voting of proxies on behalf of clients or that memorializes the basis for that decision.

Such proxy voting books and records shall be maintained in an easily accessible place, which may include electronic means, for a period of five years, the first two by the Legal & Compliance Department. Material conflicts cannot be resolved by simply abstaining from voting.

VII.	Engagement and Monitoring

Consistent with the firm’s active management strategies, NB portfolio managers and members of the Global Equity Research team continuously monitor material investment factors at portfolio companies. NB professionals remain informed of trends and best practices related to the effective fiduciary administration of proxy voting. NB will make revisions to its Voting Guidelines and related procedures document when it determines it is appropriate or when we observe the opportunity to materially improve outcomes for our clients. Additionally, we will regularly undertake a review of selected voting and engagement cases to better learn how to improve the monitoring of our portfolio companies and the effectiveness of our stewardship activities.

VIII.	Securities Lending

Some NB products or client accounts where NB has authority and responsibility to vote the proxies may participate in a securities lending program administered by NB. Where a security is currently on loan ahead of a shareholder meeting, NB will generally attempt to terminate the loan in time to vote those shares. Where a security that is potentially subject to being loaned is eligible to be voted in a stockholder meeting a portfolio manager may restrict the security from lending. NB maintains the list of securities restricted from lending and receives daily updates on upcoming proxy events from the custodian.

IX.	Disclosure

Neuberger Berman will publicly disclose all voting records of its co-mingled funds (Undertakings for Collective Investment in Transferable Securities [UCITS] and mutual funds), which can be found at [https://www.nb.com/en/us/esg/nb-votes — Neuberger Berman cannot publicly disclose vote level records for separate accounts without express permission of the client. Neuberger Berman will publicly disclose aggregate reporting on at least an annual basis for all votes cast across co- mingled and separate accounts. Neuberger Berman welcomes the opportunity to discuss the rationale for a given vote with investee companies as part of our ongoing engagement activities. Neuberger Berman may also choose to provide broad explanations for certain voting positions on important or topical issues in advance of the vote. Additionally, our proxy voting guidelines can be found on our website: https://www.nb.com/en/us/esg/nb-votes.

Proxy Voting Policies and Procedures

Proxy Committee Membership as of January 2023:

Joseph Amato, President and Chief Investment Officer (Equities)

Jonathan Bailey, Head of ESG Investing

Elias Cohen, Portfolio Manager

Timothy Creedon, Director of Global Equity Research

Richard Glasebrook, Portfolio Manager

Brett Reiner, Portfolio Manager

Amit Solomon, Portfolio Manager

Corey Issing*, Legal and Compliance

Caitlin McSherry*, Director of Investment Stewardship

*

Corey Issing and Caitlin McSherry serve in advisory roles to the Committee. They are ex officio members of the Committee. They will only vote as full members of the Committee if their votes are needed to establish a quorum or in the event that a vote is needed to break a tie vote.

Neuberger Berman 1290 Avenue of the Americas New York, NY 10104-0001

3/23 ©2023 Neuberger Berman Group LLC. All rights reserved.	www.nb.com

NUANCE INVESTMENTS, LLC

PROXY VOTING

POLICY

It is the Firm’s policy, where it has accepted responsibility to vote proxies on behalf a particular client, to vote such proxies in the best interest of its clients and ensure that the vote is not the product of an actual or potential conflict of interest. For client’s that are subject to ERISA, it is the Firm’s policy to follow the provisions of any ERISA plan’s investment policy statement or other documentation that might be provided in the voting of plan securities, unless it determines that to do so would breach its fiduciary duties under ERISA.

RESPONSIBILITY

Where the Firm has accepted responsibility to vote proxies on behalf a particular client, the Executive Committee is responsible for ensuring that proxies are voted in a manner consistent with the proxy voting guidelines adopted by the Firm (the “Proxy Voting Guidelines”) and the Firm’s policies and procedures.

PROCEDURES

The Firm will vote client proxies where a client requests and the Firm accepts such responsibility, or in the case of an employee benefit plan, as defined by ERISA, where such responsibility has been properly delegated to, and assumed by, the Firm. In such circumstances the Firm will only cast proxy votes in a manner consistent with the best interest of its clients or, to the extent applicable, their beneficiaries. The Firm shall, in its Form ADV, generally disclose to clients information about these policies and procedures and how clients may obtain information on how the Firm voted their proxies when applicable.

It is generally the responsibility of the custodian appointed by the client, or the program sponsor in the case of the SMA/UMA Accounts, to ensure ballots are generated sufficiently in advance of the relevant meeting to allow adequate time for the processing of both paper and electronic ballots to be delivered to Nuance’s proxy voting vendor, ISS. Certain custodians provide Nuance with notice of eligible proxy ballots in the aggregate, rather than on the underlying account-level. In the case of aggregated ballots, Nuance is not afforded underlying account-level transparency. Nuance undertakes reasonable efforts to reconcile aggregated ballots to the account level but in instances where that is not possible, Nuance’s policy is to vote such ballots in accordance with its policy. At any time, a client may contact the Firm to request information about its proxy voting policies. It is generally the Firm’s policy not to disclose its proxy voting records to unaffiliated third parties or special interest groups.

The Firm’s Trading & Portfolio Operations Department will be responsible for monitoring corporate actions and ensuring that proxies are submitted in a timely manner. The Firm may delegate the responsibility to vote client proxies to one or more persons (such person(s) are hereafter referred to as “Responsible Voting Parties”) consistent with the Proxy Voting Guidelines. Specifically, when the Firm receives proxy proposals where the Proxy Voting Guidelines outline its general position as voting either “for” or “against,” the proxy will be voted by one of the Responsible Voting Parties in accordance with the Firm’s Proxy Voting Guidelines. When the Firm receives proxy proposals where the Proxy Voting Guidelines do not include a recommendation or otherwise outline a general position as voting on a case-by-case basis, the proxy will be forwarded to the Portfolio Management team, which will review the proposal and either vote the proxy or instruct one of the Responsible Voting Parties on how to vote the proxy.

It is intended that the Proxy Voting Guidelines will be applied with a measure of flexibility. Accordingly, except as otherwise provided in these policies and procedures, the Responsible Voting Parties may vote a proxy contrary to the Proxy Voting Guidelines if is the Firm has determined that such action is in the best interest of the Firm’s clients. In the exercise of such discretion, the Responsible Voting Parties along with other relevant Firm personnel, may take into account a wide array of factors relating to the matter under consideration, the nature of the proposal and the company involved. Similarly, poor past performance, uncertainties about management and future directions and other factors may lead to a conclusion that particular proposals by an issuer present unacceptable investment risks and should be voted in accordance with such conclusions. In addition, the proposals should be evaluated in context. Special circumstances or instructions from clients may also justify casting different votes for different clients with respect to the same proxy vote.

The Responsible Voting Parties will document the rationale for all proxies voted contrary to the Proxy Voting Guidelines. Such information will be maintained as part of the Firm’s recordkeeping process. In performing its responsibilities, the Firm may consider information from one or more sources including, but not limited to, management of the company presenting the proposal, shareholder groups, legal counsel and independent proxy research services. In all cases, however, the ultimate decisions on how to vote proxies is made by the Responsible Voting Parties. The Responsible Voting Parties may consult with various members of the Firm’s staff including the Portfolio Management team or the Compliance & Risk Committee.

ERISA Plans

Plans managed by the Firm governed by ERISA shall be administered consistent with the terms of the plan’s investment policy statement or other documentation that might be provided and applicable provisions of ERISA. In cases where the Firm has been delegated sole proxy voting discretion, these policies and procedures will be followed subject to the fiduciary responsibility standards of ERISA. These standards require fiduciaries to act prudently and to discharge their duties solely in the interest of participants and beneficiaries. The Department of Labor has indicated that voting decisions of ERISA fiduciaries must generally focus on the course that would most likely increase the value of the stock being voted. Specifically, and pursuant to Rule 404a-1, the

Firm will ensure that its voting policies applicable to authority exercised on behalf of ERISA plans follow the six-part principles test to:

•	Act solely in accordance with the economic interests of the plan and its participants;

•	Consider any costs involved;

•	Not subordinate the financial interests of plan participants to any non-pecuniary objectives or promote non-pecuniary benefits or goals unrelated to plan participants’ financial interests;

•	Evaluate material facts that form the basis for any particular proxy vote or other exercise of shareholder rights;

•	Maintain records on proxy voting activities and other exercises of shareholder rights; and

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Exercise prudence and diligence in the selection and monitoring of persons (if any) selected to advise or assist with proxy votes (such as providing research and analysis, recommendations regarding proxy votes or other administrative, recordkeeping and reporting services).

The Firm will ensure that its policies and its review process include an analysis to ensure that it has not considered environmental, social, corporate governance or similar considerations (ESG) in a way that would subordinate pecuniary factors when exercising its voting authority.

The documents governing ERISA individual account plans may set forth various procedures for voting “employer securities” held by the plan. Where authority over the investment of plan assets is granted to plan participants, many individual account plans provide that proxies for employer securities will be voted in accordance with directions received from plan participants as to shares allocated to their plan accounts. In some cases, the governing plan documents may further provide that unallocated shares and/or allocated shares for which no participant directions are received will be voted in accordance with a proportional voting method in which such shares are voted proportionately in the same manner as are allocated shares for which directions from participants have been received.

Retention and Oversight of Proxy Advisory Firms

The Firm has retained Institutional Shareholder Service (“ISS”), an independent adviser that specializes in providing a variety of fiduciary-level proxy services to financial service firms. The services provided include substantive, in-depth research, global and domestic issuer analysis, vote and issue recommendations, record retention, reconciliation, and ballot processing. To assist Nuance in facilitating proxy voting, ISS provides company level reports that summarize key data elements contained within an issuers proxy statement and an analysis on vote measures. While Nuance votes all proxies based on its own policies in the best interests of its clients, the Firm primarily relies on the ISS recommendations. ISS provides vote execution, reporting and recordkeeping services in addition to vote research.

Nuance monitors its vendor communications to take into account additional information (i.e., subsequent notices or filings) and conducts an additional analysis if the Firm determines that information could impact the outcome of the Firm’s vote determination.

As part of Nuance’s ongoing oversight of vendors, periodic due diligence is performed on ISS to ensure policies regarding vote recommendation methodologies are understood, to make a reasonable inquiry that conflicts of interest are known and disclosed, and to ensure that we can form a reasonable belief that the proxy advisory firm has the capacity and competency to analyze the matters upon which it offers recommendations to Nuance. The Compliance Department along with the Responsible Voting Parties will ensure that any third party recommendations followed will be consistent with the Proxy Voting Guidelines.

Conflicts of Interest

The Firm may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. The Firm, along with any affiliates and/or employees, may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships.

If the Responsible Voting Parties become aware of any potential or actual conflict of interest relating to a particular proxy proposal, they will promptly report such conflict to the Compliance & Risk Committee. Conflicts of interest will be handled in various ways depending on their type and materiality of the conflict. The Firm will take the below steps to ensure that its proxy voting decisions are made in the best interest of its clients and are not the product of such conflict.

•	Where the Proxy Voting Guidelines outline the Firm’s voting position, as either “for” or “against” such proxy proposal, voting will be in accordance with the its Proxy Voting Guidelines.

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Where the Proxy Voting Guidelines outline the Firm’s voting position to be determined on a “case-by-case” basis for such proxy proposal, or such proposal is not contemplated in the Proxy Voting Guidelines, then one of the two following methods will be selected by the Committee depending upon the facts and circumstances of each situation and the requirements of applicable law:

•	vote the proxy in accordance with the voting recommendation of a non-affiliated third party vendor; or

•	provide the client with sufficient information regarding the proxy proposal and obtain the client’s consent or direction before voting.

Review of Third Party Research Service Conflicts of Interest

We consider the research of ISS, so the Responsible Vote Parties take reasonable steps to verify that ISS is, in fact, independent based on all of the relevant facts and circumstances. This includes reviewing ISS’s conflict management procedures on an annual basis. When reviewing these conflict management procedures, we will consider, among other things, whether ISS (i) has the capacity and competency to adequately analyze proxy issues; (ii) can offer research in an impartial manner and in the best interests of our clients; and (iii) what conflicts ISS has disclosed to us.

Mutual Fund

The Firm acts as an investment adviser to the Nuance Concentrated Value Fund, the Nuance Mid Cap Value Fund and the Nuance Concentrated Value Long-Short Fund custodied at US Bank N.A. US Bank will prepare and file Form N-PX in accordance with Nuance’s proxy votes, as tracked by ISS. All proxies will be voted in accordance with any applicable investment restrictions of the Fund and, to the extent applicable, any resolutions or other instructions approved by an authorized person of the fund. The Firm has oversight responsibility of the proper voting of proxies and the accuracy of the Form N-PX filing. The Compliance Department shall work with the Fund team to ensure accurate and timely filings are made.

Special Circumstances

The Firm may choose not to vote proxies in certain situations or for certain accounts, such as: (i) where a client has informed the Firm that they wish to retain the right to vote the proxy; (ii) where the Firm deems the cost of voting the proxy would exceed any anticipated benefit to the client; (iii) where a proxy is received for a client that has terminated the Firm’s services; (iv) where a proxy is received for a security that the Firm no longer manages (i.e., the Firm had previously sold the entire position); and/or (v) where the exercise of voting rights could restrict the ability of an account’s Portfolio Managers to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as “blocking markets”).

In addition, certain accounts over which the Firm has proxy-voting discretion may participate in securities lending programs administered by the custodian or a third party. Because the title to loaned securities passes to the borrower, the Firm will be unable to vote any security that is out on loan to a borrower on a proxy record date. If the Firm has investment discretion, however, the Firm shall reserve the right to instruct the lending agent to terminate a loan in situations where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of terminating the loan.

PROXY VOTING GUIDELINES

In accordance with Rules 30b1-4 (new) & 206(4)-6 (new) & 204-2 (amended) of the Investment Adviser Act of 1940, Nuance Investments, LLC (“NUANCE”) is providing all clients with a summary of its proxy voting procedures.

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Upon opening an account with Nuance, clients are given the option to delegate proxy-voting discretion to Nuance by completing the appropriate documents. Nuance will only exercise proxy-voting discretion over client shares in the instances where clients give Nuance discretionary authority to vote on their behalf. Clients retain the responsibility to inform the custodian of their account of their intention to delegate proxy voting discretion to Nuance.

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It is Nuance’s policy to vote client shares based on its proxy voting policy after consideration of the ISS recommendations. Our policy includes a review of potential conflicts that exist relative to voting decisions and that may impact our clients. If we identify a conflict of interest that exists between us and our client, our policy is to review each conflict on a case-by-case basis. ISS and Nuance retain a record of all recommendations.

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ISS is a neutral third party that issues recommendations based upon its own internal guidelines and outlines them in its “ISS United States Proxy Voting Guidelines – Benchmark Policy Recommendations” document available at: https://www.issgovernance.com/file/policy/active/americas/US-Voting-Guidelines.pdf. To the extent Nuance uses automated or pre-population of votes, the Firm will monitor communications, taking into account additional information (i.e., subsequent notices or filings) to determine if such information could impact the outcome of the Firm’s vote determination when such determination is based on an ISS recommendation.

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Nuance may vote client shares inconsistent with ISS recommendations if Nuance believes, based on its internal review, that it is in the best interest of its clients. In such a case, Nuance will have on file written documentation detailing why they believe ISS’s recommendation was not in the client’s best interest.

•	Nuance votes client shares via ISS, an electronic voting platform provided by Broadridge Financial Solutions, Inc. Additionally, ISS retains a record of proxy votes for each client.

•	Annually, Nuance will file Form N-PX with the SEC, which will contain each fund’s complete proxy voting record.

•	The Compliance & Risk Committee will review all proxy votes to ensure consistency with its procedures.

•	Upon request, clients can receive a copy of Nuance’s proxy voting procedures and ISS’s proxy voting guidelines.

•	These procedures are currently in effect.

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If you have any questions or would like a copy of Nuance’s proxy voting procedures, ISS’s proxy voting guidelines and/or a record of how your shares were voted, please contact the Compliance Department at 816-743-7080.

BOOKS AND RECORDS

In its books and records, the Firm will maintain a copy of the following documents:

•	proxy statement that the Firm receives regarding client’s securities;

•	votes that the Firm casts on behalf of a client;

•	any document the Firm created that was material to making a decision on how to vote proxies on behalf of a client or that memorialize the basis for such decision; and

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written client request for information on how the Firm voted proxies on behalf of the requesting client and a copy of the Firm’s written response to any (written or verbal) client request for information on how the Firm voted proxies on behalf of the requesting client.

The Firm may rely upon the Commission’s EDGAR system to maintain certain records referred to above.

Global Proxy Voting Policy Summary

Policy Statement: PIMCO adopted a written proxy voting policy (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. The Proxy Policy is intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law. The Proxy Policy applies to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority. The Proxy Policy is designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients.

Overview: As a general matter, PIMCO will adhere to its fiduciary obligations for any proxies it has the authority to vote on behalf of its clients. Each proxy is voted on a case-by-case basis, taking into account relevant facts and circumstances. When considering client proxies1, PIMCO may determine not to vote a proxy in limited circumstances.

Equity Securities.2 PIMCO has retained an Industry Service Provider (“ISP”)3 to provide research and voting recommendations for proxies relating to Equity Securities in accordance with the ISP’s guidelines. By following the guidelines of an independent third party, PIMCO seeks to mitigate potential conflicts of interest PIMCO may have with respect to proxies covered by the ISP.

PIMCO will follow the recommendations of the ISP unless: (i) the ISP does not provide a voting recommendation; or (ii) a PM/Analyst decides to override the ISP’s voting recommendation. In each case as described above, the Legal and Compliance department will review the proxy to determine whether an actual or potential conflict of interest exists. When the ISP does not provide a voting recommendation, the relevant PM/Analyst will make a determination regarding how, or if, the proxy will be voted by completing required documentation.

Fixed Income Securities. Fixed income securities can be processed as proxy ballots or corporate action-consents4 at the discretion of the issuer/ custodian.

When processed as proxy ballots, the ISP generally does not provide a voting recommendation and their role is limited to election processing and recordkeeping. In such instances, any elections would follow the standard process discussed above for Equity Securities.

When processed as corporate action-consents, the Legal and Compliance department will review all election forms to determine whether an actual or potential conflict of interest exists with respect to the PM’s consent election. PIMCO’s Credit Research and Portfolio Management Groups are responsible for issuing

[1]

Proxies generally describe corporate action consent rights (relative to fixed income securities) and proxy voting ballots (relative to fixed income or equity securities) as determined by the issuer or custodian.

[2]

The term “Equity Securities” means common and preferred stock, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities.

[3]	The ISP for Equity Securities proxy voting is Institutional Shareholder Services (“ISS”), Inc., 1177 Avenue of the Americas 2nd Floor, New York NY 10036.
[4]

Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions.

GLOBAL PROXY VOTING POLICY SUMMARY | MAY 2020

recommendations on how to vote proxy ballots and corporation action-consents with respect to fixed income securities.

Resolution of potential/identified conflicts of interest. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a working group to assess and resolve the conflict (the “Proxy Working Group”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Working Group and/or other relevant procedures approved by PIMCO’s Legal and Compliance department or PIMCO’s Conflict Committee with respect to specific types of conflicts.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.

ISP Oversight: Consistent with its fiduciary obligations, PIMCO will perform periodic due diligence and oversight of ISP’s engaged to provide PIMCO with proxy voting research and recommendations. PIMCO’s due diligence and oversight process includes, but is not limited to, the evaluation of: the ISP’s capacity and competency to provide proxy voting research and recommendations5 and the ISP’s compliance program.

Sub-Adviser Engagement: As an investment manager, PIMCO may exercise its discretion to engage a Sub-Adviser to provide portfolio management services to certain PIMCO-affiliated Funds. Consistent with its management responsibilities, the Sub-Adviser will assume the authority for voting proxies on behalf of PIMCO for these Funds. Sub-Advisers may utilize third parties to perform certain services related to their portfolio management responsibilities. As a fiduciary, PIMCO will maintain oversight of the investment management responsibilities (which may include proxy voting) performed by the Sub-Adviser and contracted third parties.

[5]	This includes the adequacy and quality of the ISP’s operational infrastructure as it relates to its process for seeking timely input from issuers and its voting methodologies.

GLOBAL PROXY VOTING POLICY SUMMARY | MAY 2020

PineBridge Investments
Proxy Voting Policies and Procedures

The information contained herein is the property of PineBridge Investments and may not be copied, used, or disclosed, in whole or in part, stored in a retrieval system, or transmitted in any form or by any means (electronic, mechanical, reprographic, recording, or otherwise) without the prior written permission of PineBridge Investments.

Proxy Voting Policies and Procedures

I.	Introduction

Proxy voting is an important right of shareholders, such as PineBridge Clients, for which PineBridge must take reasonable care and diligence to ensure such rights are properly and timely exercised. PineBridge, as a fiduciary for its Clients, must vote proxies in their best interest. We believe considering forward looking improvement in ESG issues is in the economic interest of our Clients. Please refer to the PineBridge Stewardship and Engagement Policy for details on how PineBridge interacts with companies, entities or other market participants on Environmental, Social and Governance (ESG) issues.

II.	Policy Statement

Proxy Procedures

As a registered investment adviser that votes (or delegates the voting of) securities held in Client portfolios, PineBridge has implemented proxy voting procedures that are reasonably designed to help ensure that a) PineBridge votes proxies in the best interest of its Clients; b) describes its proxy voting procedures to its Clients, and c) discloses to Clients how they may obtain information on how PineBridge voted their proxies. These procedures are designed to help enable PineBridge to manage material conflicts of interest. While PineBridge must disclose its votes upon request to Clients, no public disclosure is required. (Note that disclosure is required for any mutual funds advised by PineBridge, on Form N-PX.)

Record-Keeping

PineBridge must retain (i) these proxy voting policies and procedures; (ii) proxy statements received regarding Client securities; (iii) records of votes it casts on behalf of Clients; (iv) records of Client requests for proxy voting information, and; (v) any documents prepared by PineBridge that were material to making a decision how to vote, or that memorialized the basis for the decision. PineBridge may rely on proxy statements filed on EDGAR instead of keeping its own copies and rely on proxy statements and records of proxy votes cast by PineBridge that are maintained by contract with a third-party proxy voting service or other third party.

Proxies of Shares of Non-U.S. Corporations

PineBridge has implemented general voting policies with respect to non-U.S. shares owned by Clients. However, although U.S. companies must give shareholders at least 20 days’ advance notice to vote proxies, some non-U.S. companies may provide considerably shorter notice or none at all. PineBridge is not required to “rush” voting decisions in order to meet an impractical deadline, and as a result, PineBridge or PineBridge affiliates’ regional designees under certain circumstances may not vote certain proxies. In addition, certain non-U.S. regulations impose additional costs to a Portfolio that votes proxies, and PineBridge will take that into consideration when determining whether or not to vote.

In the case of a material conflict between the interests of PineBridge and those of its Clients, PineBridge will take steps to address such conflicts (which may include consulting with counsel) and will attempt to resolve all conflicts in the Client’s best interest.

III.	Procedures

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Compliance is responsible for ensuring that the PineBridge ADV includes the appropriate language summarizing PineBridge’s proxy voting procedures and for updating the summary in the ADV whenever the procedures are updated. Compliance is also responsible for consulting with Legal to ensure that PineBridge’s proxy voting policy is kept up to date and in a form appropriate for transmission to Clients.

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If a Client or potential Client requests a copy of the Proxy Voting Policy from Client Relations or Sales, Compliance should be contacted for the most recent version, or it may be obtained from the intranet. Client Relations will send to such Client a copy of the current version of the voting procedures within 7 days and will ensure that Compliance receives a log of each Client’s request and the action taken.

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If a Client requests access to the records of how PineBridge voted its proxies, the Client should be assured that this will be provided, and Operations should be consulted. Operations has access to these proxy voting records.

Proxy Voting Policies and Procedures

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PineBridge has established a Stewardship Committee (the “Committee”), which is responsible for defining and monitoring PineBridge’s proxy voting strategy and process. The Committee is comprised of members of senior management, portfolio management, Compliance, Legal, Product and Operations.

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The Committee conducts an annual review of the proxy voting guidelines for domestic and non-U.S. Portfolios. Guidelines are reviewed to ensure that the interests of PineBridge’s Clients are best served.

•	Issues not addressed in the voting guidelines are determined on a case-by-case basis with input from the Committee and portfolio managers.

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PineBridge has engaged a third-party vendor to administer proxy voting on its behalf. The vendor receives, in a majority of cases, proxies directly from the Client’s custodian and votes them based on PineBridge’ s voting guidelines.

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In circumstances where PineBridge receives proxies directly, these proxies must be sent to the vendor promptly. The vendor then votes them in accordance with PineBridge’s voting guidelines. The vendor maintains a listing of all votes cast on behalf of PineBridge Clients.

Introduction

Principal Global Investors, LLC1 (doing business as Principal Asset Management) is an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Investment Advisers Act of 1940 (the “Advisers Act”). As a registered investment adviser, Principal Asset Management has a fiduciary duty to act in the best interests of its clients. Principal Asset Management recognizes that this duty requires it to vote client securities, for which it has voting power on the applicable record date, in a timely manner and make voting decisions that are in the best interests of its clients. This document, the Principal Asset Management Proxy Voting Policies and Procedures (the “Policy”), is intended to comply with the requirements of the Investment Advisers Act of 1940, the Investment Company Act of 1940 and the Employee Retirement Income Security Act of 1974 applicable to the voting of the proxies of both US and non- US issuers on behalf of clients of Principal Asset Management who have delegated such authority and discretion.

Effective January 1, 2021, Finisterre Investment Teams adopted the policies and procedures in the Adviser’s compliance manual except for the following proxy policies and procedures. Finisterre Investment Teams will continue to follow the previously adopted proxy policies and procedures until amended. Please see the Appendix to the compliance manual for Finisterre specific proxy policies and procedures.

Relationship between Investment Strategy, Sustainable Investing and Proxy Voting

Principal Asset Management has a fiduciary duty to make investment decisions that are in its clients’ best interests by maximizing the value of their shares. Proxy voting is an important part of this process through which Principal Asset Management can support strong corporate governance structures, shareholder rights and transparency.

Principal Asset Management also believes a company’s positive environmental, social and governance (“ESG”) practices may influence the value of the company, leading to long-term shareholder value. Principal Asset Management may take these factors into considerations when voting proxies in its effort to seek the best outcome for its clients. Principal Asset Management believes that the integration of consideration of sustainable investment practices in its helps identify sources of risk that could erode the long-term investment results it seeks on behalf of its clients. From time to time, Principal Asset Management may work with various sustainability-related organizations to engage issuers or advocate for greater levels of disclosure.

Roles and Responsibilities

Role of the Proxy Voting Committee

Principal Asset Management Proxy Voting Committee (the “Proxy Voting Committee”) shall (i) oversee the voting of proxies and the Proxy Advisory Firm, (ii) where necessary, make determinations as to how to instruct the vote on certain specific proxies, (iii) verify ongoing compliance with the Policy, (iv) review the business practices of the Proxy Advisory Firm and (v) evaluate, maintain, and review the Policy on an annual basis. The Proxy Voting Committee is comprised of representatives of each investment team and a representative from Principal Asset Management Risk, Legal, Operations, and Compliance will be available to advise the Proxy Voting Committee but are non-voting members. The Proxy Voting Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to the Policy and may designate personnel to instruct the vote on proxies on behalf the Principal Asset Management clients (collectively, “Authorized Persons”).

The Proxy Voting Committee shall meet at least four times per year, and as necessary to address special situations.

Role of Portfolio Management

While the Proxy Voting Committee establishes the Guidelines and Procedures, the Proxy Voting Committee does not

1

These policies and procedures apply to Principal Global Investors, LLC, Principal Real Estate Investors, LLC, Principal Global Investors (Hong Kong) Limited and any affiliates which have entered into participating affiliate agreements with the aforementioned managers.

1

direct votes for any client except in certain cases where a conflict of interest exists. Each investment team is responsible for determining how to vote proxies for those securities held in the portfolios their team manages. While investment teams generally vote consistently with the Guidelines, there may be instances where their vote deviates from the Guidelines. In those circumstances, the investment team will work within the Exception Process. In some instances, the same security may be held by more than one investment team. In these cases, Principal Asset Management may vote differently on the same matter for different accounts as determined by each investment team.

Proxy Voting Guidelines

The Proxy Voting Committee, on an annual basis, or more frequently as needed, will direct each investment team to review draft proxy voting guidelines recommended by the Committee (“Draft Guidelines”). The Proxy Voting Committee will collect the reviews of the Draft Guidelines to determine whether any investment teams have positions on issues that deviate from the Draft Guidelines. Based on this review, Principal Asset Management will adopt proxy voting guidelines. Where an investment team has a position which deviates from the Draft Guidelines, an alternative set of guidelines for that investment team may be created. Collectively, these guidelines will constitute the current Proxy Voting Guidelines of Principal Asset Management and may change from time to time (the “Guidelines”). The Proxy Voting Committee has the obligation to determine that, in general, voting proxies pursuant to the Guidelines is in the best interests of clients. Exhibit A (Base) and Exhibit B (Sustainable) to the Policy sets forth the current Guidelines.

There may be instances where proxy votes will not be in accordance with the Guidelines. Clients may instruct Principal Asset Management to utilize a different set of guidelines, request specific deviations, or directly assume responsibility for the voting of proxies. In addition, Principal Asset Management may deviate from the Guidelines on an exception basis if the investment team or Principal Asset Management has determined that it is the best interest of clients in a particular strategy to do so, or where the Guidelines do not direct a particular response and instead list relevant factors. Any such a deviation will comply with the Exception Process which shall include a written record setting out the rationale for the deviation.

The subject of the proxy vote may not be covered in the Guidelines. In situations where the Guidelines do not provide a position, Principal Asset Management will consider the relevant facts and circumstances of a particular vote and then vote in a manner Principal Asset Management believes to be in the clients’ bests interests. In such circumstance, the analysis will be documented in writing and periodically presented to the Proxy Voting Committee. To the extent that the Guidelines do not cover potential voting issues, Principal Asset Management may consider the spirit of the Guidelines and instruct the vote on such issues believed to be in the best interests of the client.

Use of Proxy Advisory Firms

Principal Asset Management has retained one or more third-party proxy service provider(s) (the “Proxy Advisory Firm”) to provide recommendations for proxy voting guidelines, information on shareholder meeting dates and proxy materials, translate proxy materials printed in a foreign language, provide research on proxy proposals, operationally process votes in accordance with the Guidelines on behalf of the clients for whom Principal Asset Management has proxy voting responsibility, and provide reports concerning the proxies voted (“Proxy Voting Services”). Although Principal Asset Management has retained the Proxy Advisory Firm for Proxy Voting Services, the entity remains responsible for proxy voting decisions. Principal Asset Management has designed the Policy to oversee and evaluate the Proxy Advisory Firm, including with respect to the matters described below, to support its voting in accordance with this Policy.

Oversight of Proxy Advisory Firms

Prior to the selection of any new Proxy Advisory Firm and annually thereafter or more frequently if deemed necessary by Principal Asset Management, the Proxy Voting Committee will consider whether the Proxy Advisory Firm: (a) has the capacity and competency to adequately analyze proxy issues and provide the Proxy Voting Services the Proxy Advisory Firm has been engaged to provide and (b) can make its recommendations in an impartial manner, in consideration of the best interests of Principal Asset Management’s clients, and consistent with its voting policies. Such considerations may include, depending on the Proxy Voting Services provided, the following: (i) periodic sampling of votes pre-populated by the Proxy Advisory Firm’s systems as well as votes cast by the Proxy Advisory Firm to review that the Guidelines adopted by Principal Asset Management are being followed; (ii) onsite visits to the Proxy Advisory Firm office and/or discussions with the Proxy Advisory Firm to determine whether the Proxy Advisory Firm continues to have the capacity and competency to carry out its proxy obligations to Principal Asset Management (iii) a review of those aspects of the Proxy Advisory Firm’s policies,

2

procedures, and methodologies for formulating voting recommendations that Principal Asset Management considers material to Proxy Voting Services, including factors considered, with a particular focus on those relating to identifying, addressing and disclosing potential conflicts of interest (including potential conflicts related to the provision of Proxy Voting Services, activities other than Proxy Voting Services, and those presented by affiliation such as a controlling shareholder of the Proxy Advisory Firm) and monitoring that materially current, accurate, and complete information is used in creating recommendations and research; (iv) requiring the Proxy Advisory Firm to notify Principal Asset Management if there is a substantive change in the Proxy Advisory Firm’s policies and procedures or otherwise to business practices, including with respect to conflicts, information gathering and creating voting recommendations and research, and reviewing any such change(s); (v) a review of how and when the Proxy Advisory Firm engages with, and receives and incorporates input from, issuers, the Proxy Advisory Firm’s clients and other third-party information sources; (vi) assessing how the Proxy Advisory Firm considers factors unique to a specific issuer or proposal when evaluating a matter subject to a shareholder vote; (vii) in case of an error made by the Proxy Advisory Firm, discussing the error with the Proxy Advisory Firm and determining whether appropriate corrective and preventive action is being taken; and (viii) assessing whether the Proxy Advisory Firm appropriately updates its methodologies, guidelines, and voting recommendations on an ongoing basis and incorporates input from issuers and Proxy Advisory Firm clients in the update process. In evaluating the Proxy Advisory Firm, Principal Asset Management may also consider the adequacy and quality of the Proxy Advisory Firm’s staffing, personnel, and/or technology.

Procedures for Voting Proxies

To increase the efficiency of the voting process, Principal Asset Management utilizes the Proxy Advisory Firm to act as its voting agent for its clients’ holdings. Issuers initially send proxy information to the clients’ custodians.

Principal Asset Management instructs these custodians to direct proxy related materials to the Proxy Advisory Firm. The Proxy Advisory Firm provides Principal Asset Management with research related to each resolution. Principal Asset Management analyzes relevant proxy materials on behalf of their clients and seek to instruct the vote (or refrain from voting) proxies in accordance with the Guidelines. A client may direct Principal Asset Management to vote for such client’s account differently than what would occur in applying the Policy and the Guidelines. Principal Asset Management may also agree to follow a client’s individualized proxy voting guidelines or otherwise agree with a client on particular voting considerations. Principal Asset Management seeks to vote (or refrain from voting) proxies for its clients in a manner determined to be in their best interests, which may include both considering both the effect on the value of the client’s investments and ESG factors. In some cases, Principal Asset Management may determine that it is in the best interests of clients to refrain from exercising the clients’ proxy voting rights. Principal Asset Management may determine that voting is not in the best interests of a client and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of Principal Asset Management, exceed the expected benefits of voting to the client.

Procedures for Proxy Issues within the Guidelines

Where the Guidelines address the proxy matter being voted on, the Proxy Advisor Firm will generally process all proxy votes in accordance with the Guidelines. The applicable investment team may provide instructions to vote contrary to the Guidelines in their discretion and with sufficient rationale documented in writing to seek to maximize the value of the client’s investments or is otherwise in the client’s best interest. This rationale will be submitted to Principal Asset Management Compliance to approve and once approved administered by Principal Asset Management Operations. This process will follow the Exception Process. The Proxy Voting Committee will receive and review a quarterly report summarizing all proxy votes for securities for which Principal Asset Management exercises voting authority. In certain cases, a client may have elected to have Principal Asset Management administer a custom policy which is unique to the Client. If Principal Asset Management is also responsible for the administration of such a policy, in general, except for the specific policy differences, the procedures documented here will also be applicable, excluding reporting and disclosure procedures.

Procedures for Proxy Issues Outside the Guidelines

To the extent that the Guidelines do not cover potential voting issues, the Proxy Advisory Firm will seek direction from Principal Asset Management. Principal Asset Management may consider the spirit of the Guidelines and instruct the vote on such issues in a manner believed to be in the best interests of the client. Although this not an exception to the Guidelines, this process will also follow the Exception Process. The Proxy Voting Committee will receive and review a quarterly report summarizing all proxy votes for securities for which Principal Asset Management exercises voting discretion, which shall include instances where issues fall outside the Guidelines.

Securities Lending

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Some clients may have entered into securities lending arrangements with agent lenders to generate additional revenue. If a client participates in such lending, the client will need to inform Principal Asset Management as part of their contract with Principal Asset Management if they require Principal Asset Management to take actions in regard to voting securities that have been lent. If not commemorated in such agreement, Principal Asset Management will not recall securities and as such, they will not have an obligation to direct the proxy voting of lent securities.

In the case of lending, Principal Asset Management maintains one share for each company security out on loan by the client. Principal Asset Management will vote the remaining share in these circumstances.

In cases where Principal Asset Management does not receive a solicitation or enough information within a sufficient time (as reasonably determined by Principal Asset Management) prior to the proxy-voting deadline, Principal Asset Management or the Proxy Advisory Firm may be unable to vote.

Regional Variances in Proxy Voting

Principal Asset Management utilizes the Policy and Guidelines for both US and non-US clients, and there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is usually relatively easy to vote proxies, as the proxies are typically received automatically and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company’s shareholders.

With respect to non-U.S. companies, we make reasonable efforts to vote most proxies and follow a similar process to those in the U.S. However, in some cases it may be both difficult and costly to vote proxies due to local regulations, customs or other requirements or restrictions, and such circumstances and expected costs may outweigh any anticipated economic benefit of voting. The major difficulties and costs may include: (i) appointing a proxy; (ii) obtaining reliable information about the time and location of a meeting; (iii) obtaining relevant information about voting procedures for foreign shareholders; (iv) restrictions on trading securities that are subject to proxy votes (share-blocking periods); (v) arranging for a proxy to vote locally in person; (vi) fees charged by custody banks for providing certain services with regard to voting proxies; and (vii) foregone income from securities lending programs. In certain instances, it may be determined by Principal Asset Management that the anticipated economic benefit outweighs the expected cost of voting. Principal Asset Management intends to make their determination on whether to vote proxies of non-U.S. companies on a case-by-case basis. In doing so, Principal Asset Management shall evaluate market requirements and impediments, including the difficulties set forth above, for voting proxies of companies in each country. Principal Asset Management periodically reviews voting logistics, including costs and other voting difficulties, on a client by client and country by country basis, in order to determine if there have been any material changes that would affect Principal Asset Management’s determinations and procedures.

Conflicts of Interest

Principal Asset Management recognizes that, from time to time, potential conflicts of interest may exist. In order to avoid any perceived or actual conflict of interest, the procedures set forth below have been established for use when Principal Asset Management encounters a potential conflict to ensure that its voting decisions are based on maximizing shareholder value and are not the product of a conflict.

Addressing Conflicts of Interest – Exception Process

Prior to voting contrary to the Guidelines, the relevant investment team must complete and submit a report to Principal Asset Management Compliance setting out the name of the security, the issue up for vote, a summary of the Guidelines’ recommendation, the vote changes requested and the rational for voting against the Guidelines’ recommendation. The member of the investment team requesting the exception must attest to compliance with Principal’s Code of Conduct and the has an affirmative obligation to disclose any known personal or business relationship that could affect the voting of the applicable proxy. Principal Asset Management Compliance will approve or deny the exception in consultation, if deemed necessary, with the Legal.

If Principal Asset Management Compliance determines that there is no potential material conflict exists, the Guidelines may be overridden. If Principal Asset Management Compliance determines that there exists or may

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exist a material conflict, it will refer the issue to the Proxy Voting Committee. The Proxy Voting Committee will consider the facts and circumstances of the pending proxy vote and the potential or actual material conflict and decide by a majority vote as to how to vote the proxy – i.e., whether to permit or deny the exception.

In considering the proxy vote and potential material conflict of interest, the Proxy Voting Committee may review the following factors:

•	The percentage of outstanding securities of the issuer held on behalf of clients by Principal Asset Management;

•	The nature of the relationship of the issuer with the Principal Asset Management, its affiliates or its executive officers;

•	Whether there has been any attempt to directly or indirectly influence the investment team’s decision;

•	Whether the direction of the proposed vote would appear to benefit Principal Asset Management or a related party; and/or

•	Whether an objective decision to vote in a certain way will still create a strong appearance of a conflict.

To further address potential conflicts of interest for any proxy votes specific to Principal Financial Group common stock, the exception process is not applicable. In the case of any proprietary electronically traded funds (“ETF”s) and/or affiliated mutual funds, PGI will vote in the same proportion as all other voting shareholders of the underlying fund, which is referred to as echo voting, and the exception process is not applicable If echo voting is not available or operationally feasible, PGI may abstain from voting.

In the event that the Proxy Advisor Firm itself has a conflict and thus is unable to provide a recommendation, the investment team may vote in accordance with the recommendation of another independent service provider, if available. If a recommendation from an independent service provider other than the Proxy Advisor Firm is not available, the investment team will follow the Exception Process. Principal Asset Management Compliance will review the form and if it determines that there is no potential material conflict mandating a voting recommendation from the Proxy Voting Committee, the investment team may instruct the Proxy Advisory Firm to vote the proxy issue as it determines is in the best interest of clients. If Principal Asset Management Compliance determines that there exists or may exist a material conflict, it will refer the issue to the Proxy Voting Committee for consideration as outlined above.

Availability of Proxy Voting Information and Recordkeeping

Disclosure

On a quarterly basis, Principal Asset Management publicly discloses on our website https://www.principalglobal.com/eu/about-us/responsible-investing a voting report setting forth the manner in which votes were cast, including details related to (i) votes against management, and (ii) abstentions. Form more information, Clients may contact Principal Asset Management for more information related to how Principal Asset Management has voted with respect to securities held in the Client’s account. On request, Principal Asset Management will provide clients with a summary of Principal Asset Management’s proxy voting guidelines, process and policies and will inform the clients how they can obtain a copy of the complete Proxy Voting Policies and Procedures upon request. Principal Asset Management will also include such information described in the preceding two sentences in Part 2A of its Form ADV.

Recordkeeping

Principal Asset Management will keep records of the following items: (i) the Guidelines, (ii) the Proxy Voting Policies and Procedures; (iii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iv) records of votes they cast on behalf of clients, which may be maintained by a Proxy Advisory Firm if it undertakes to provide copies of those records promptly upon request; (v) records of written client requests for proxy voting information and responses from Principal Asset Management (whether a client’s request was oral or in writing); (vi) any documents prepared by Principal Asset Management that were material to making a decision how to vote, or that memorialized the basis for the decision; (vii) a record of any testing conducted on any Proxy Advisory Firm’s votes; (viii) materials collected and reviewed by Principal Asset Management as part of its due diligence of the Proxy Advisory Firm; (ix) a copy of each version of the Proxy Advisory Firm’s policies and procedures provided to Principal Asset Management; and (x) the minutes of the Proxy Voting Committee meetings. All of the records referenced above will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than six years from the end of the fiscal year during which the last entry was made on such record, we will follow the

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US rule of six years. If the local regulation requires that records are kept for more than six years, we will comply with the local regulation. We maintain the vast majority of these records electronically.

Schroders Investment Management North America Inc.

Proxy Voting Policy Summary (10/20/2023)

Proxy Voting Policy Requirements

Pursuant to its Proxy Voting policy, Schroders votes on all shares in publicly quoted equities except as described below. Schroders votes on all of its clients’ shares covered by its policy, except in the following very limited circumstances:

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Where there are share blocking requirements over the shares and the Investment team considers that the ability to trade the shares is more important than the ability to vote, it may elect not to do so. In this case, Schroders’ Corporate Governance team is consulted and must approve this decision.

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Where the relevant Corporate Governance team considers that costs associated with voting the shares (for example, the financial and/or administrative cost of providing additional documentation) may outweigh the value of the ability to vote.

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Where there are physical barriers to voting and/or timing issues. For example, where the Schroders proxy voting provider has not provided an electronic means to vote or has not provided their research (which enables Schroders to vote) more than one U.K. business day before the voting cut off.

All voting is conducted as per Global and Regional Voting Guidelines adopted by the Schroders Group.

Schroders Global Voting Guidelines can be found here. The Global Voting Guidelines set the minimum standards to be applied and are supported by the Regional Voting Guidelines, where applicable, which provide specific guidance on how to apply these locally. All voting is conducted in line with such Guidelines except in the circumstances described above.

Global and Regional Voting Guidelines are reviewed at least annually by regional Corporate Governance teams, with any material changes agreed with by the Compliance team.

Corporate Governance teams are responsible for conducting the voting on shares covered by Schroders Proxy Voting policy.

Corporate Governance teams discuss and agree with the relevant Investment teams how to vote with respect to each issuer’s shares covered by the policy with reference to the applicable Global and Regional Voting Guidelines, and any discussion and/or other engagement with each company. Once an agreement is reached, the relevant Corporate Governance team is responsible for voting accordingly.

Schroders has the ability to conduct all voting electronically.

All voting is conducted via the electronic voting platform provided by Schroders proxy voting provider, unless there are specific operational reasons not to do so or Schroders attends the meeting in person.

Voting Escalation Process

Where an agreement on how to vote the shares cannot be reached between the relevant Corporate

Governance team and the relevant Investment team(s):

•	The Corporate Governance team and the Investment team(s) will each write a memo setting out their views on the resolution, how they believe the shares should be voted and their rationale.

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Schroders Investment Management North America Inc.

Proxy Voting Policy Summary (10/20/2023)

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The Corporate Governance team shall convene a meeting (electronically or physically) between the disagreeing parties and the Co-Head of Investment and Head of Equities who will adjudicate and make a decision on how to vote the shares.

•	The Corporate Governance team will document this decision in writing and vote the shares in accordance with the decision.

For the avoidance of doubt, Schroders is not required to follow any recommendations made by the Schroders proxy voting provider, provided as part of its research.

Conflicts of Interest

Schroders is responsible for monitoring and identifying situations that could give rise to a conflict of interest, including those that could give rise to a conflict of interest when voting at company meetings. Those responsible for monitoring and identifying situations that could give rise to a conflict of interest are responsible for informing the Corporate Governance team of any potential conflicts in accordance with Schroders Group Conflicts of Interest Policy.

Where a potential conflict is identified with respect to an account on whose behalf the Corporate Governance team is voting, or the company being voted on, Schroders will typically follow the standard voting recommendations of the Schroders proxy voting provider.

Examples of potential conflicts of interest include, but are not limited to:

•	Where the company in question is a significant client, or part of the same group, as a significant client of Schroders.

•	Where the Schroders’ employee making the voting decision is a director of, significant shareholder of, or has a position of influence at the company in question.

•	Where a Schroders plc director or senior manager is a director of the company in question.

•	Where Schroders plc or an affiliate is a shareholder of the company being voted on.

•	Where there is a conflict of interest between one client and another client, or there is pressure to vote in a particular way due to a client request.

•	Where the Corporate Governance team votes on Schroders plc resolutions.

There may be scenarios where it is in the best interest of a client to override the recommendations of the Schroders proxy voting provider. In such scenarios, Schroders will obtain approval for the decision from Schroders’ the Head of Equities (or other relevant asset class) with the reason for such a vote being recorded in writing. In cases where a recommendation from the Schroders proxy voting provider is not available, Schroders will vote in what it considers to be the best interests of its clients.

Corporate Actions

In the case of mergers, acquisitions or similar corporate actions where an account holds investments in both the target and the acquirer, Schroders acts in what it considers the best interests of its clients based on the information available at the time.

There may be other instances where different accounts, managed by the same or different Schroders fund managers, hold stocks on either side of a transaction. In these cases, the fund managers will each vote in the best interests of their respective clients. The Corporate Governance team will execute the votes on the instruction of the relevant Investment team(s).

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VanEck Proxy Voting Policy and Procedures – July 2023

Policy Statement

When VanEck has been granted proxy voting authority by a client, VanEck, as a matter of policy and practice, will vote all proxies in accordance with applicable rules and regulations and in the best interests of its clients without influence by real or apparent conflicts of interest. Under its duty of care, VanEck will monitor corporate events and vote proxies. Under the duty of loyalty, VanEck will cast proxy votes in a manner consistent with the best interest of its clients and not subrogate the clients’ interests to its own.

VanEck has adopted the following policies and procedures, which are reasonably designed to ensure that proxies are voted in a manner that is consistent with the best interests of its clients in accordance with its fiduciary duties and Rule 206(4)-6 under the Advisers Act.

Background / Regulatory Requirements

An investment adviser must exercise the duties of care and loyalty with respect to proxy voting in accordance with its fiduciary duties and SEC rules 30b1-4, 206(4)-6 and 204-2, as amended under the Advisers Act. Consistent with its fiduciary duties and Rule 206(4)-6 under the Advisers Act, an adviser owes its clients the duties of care and loyalty when voting proxies on their behalf. As such, an adviser must stay abreast of corporate events and vote proxies in a manner that is always in the best interests of its clients despite any potential conflicts of interest.

Rule 206(4)-6 of the Advisers Act requires an adviser to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; and b) disclose information about its proxy voting procedures to its clients and to inform clients how to obtain information about how their proxies were voted. Additionally, Rule 204-2 under the Advisers Act requires an adviser to maintain certain proxy voting records.

An adviser that exercises voting authority without complying with Rule 206(4)-6 will be deemed to have engaged in a “fraudulent, deceptive, or manipulative” act, practice or course of business within the meaning of Section 206(4) of the Advisers Act.

Procedure

PROXY VOTING AGENT

VanEck has engaged Glass, Lewis & Co., LLC (“Glass Lewis”), an independent third party proxy voting specialist, to assist in the implementation and administration of proxy voting-related functions. Glass Lewis is responsible for notifying VanEck of all upcoming meetings, providing a proxy analysis and vote recommendation for each proposal, verifying that all proxies are received, submitting vote instructions to the appropriate tabulator, and contacting custodian banks to request missing proxies. In addition, Glass Lewis is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to VanEck upon request.

VanEck oversees the Glass Lewis activities by reviewing reports produced by Glass Lewis, performing periodic audits of the proxy votes, reviewing Glass Lewis policies, procedures and practices regarding potential conflicts of interest, and conducting periodic onsite due diligence.

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PROXY VOTING GUIDELINES

VanEck has adopted the Glass Lewis Proxy Voting Guidelines (the “Proxy Voting Guidelines”). The Proxy Voting Guidelines reflect VanEck’s general voting positions on specific corporate governance issues and corporate actions. The Proxy Voting Guidelines address routine as well as significant matters commonly encountered. VanEck’s portfolio managers review the Proxy Voting Guidelines (including any revisions made to the Proxy Voting Guidelines) on an annual basis.

While it is VanEck’s policy to generally follow the Proxy Voting Guidelines, the portfolio manager retains the right, on any specific proxy, to vote differently from the Proxy Voting Guidelines, if he/she believes it is in the best interests of VanEck’s clients. Absent a Glass Lewis vote recommendation, such votes will be made on a case-by-case basis by VanEck. Any such exceptions will be documented by the portfolio manager and reviewed by the CCO or designee.

PRE-POPULATION OF VOTES

The Adviser pre-populates votes with Glass Lewis to help ensure all proxies are voted and such proxies are voted consistent with Glass Lewis’ recommendations. The Adviser has the right to change or override the vote up until the vote deadline and in some instances up until the time of the meeting. In the absence of intervention by the Adviser, Glass Lewis will submit votes prior to the vote deadline. The Adviser has established procedures to access and review additional information provided by the issuer of a proxy that may become available before the Adviser casts its vote.

SHARES OF REGISTERED INVESTMENT COMPANIES

Certain funds advised by VanEck may invest their assets in other unaffiliated investment companies. To comply with Section 12(d)(1)(F) and Rule 12d1-4 of the 1940 Act, funds that hold shares in underlying funds may vote their shares in any underlying fund in the same proportion as the vote of all other shareholders in that underlying fund (sometimes called “echo” or “proportionate” voting) as required by the rules. The above proportionate voting procedures do not apply to non-U.S. underlying funds held by the VanEck Funds.

NON-VOTING

FOREIGN SECURITIES

VanEck may refrain from voting a proxy of a foreign issue due to logistical considerations that may impair VanEck’s ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on foreigner’s ability to exercise votes, or (v) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

In certain foreign jurisdictions, the voting of portfolio proxies can result in additional restrictions that have an economic impact or cost to the security, such as “share-blocking.” Share-blocking would prevent VanEck from selling the shares of the foreign company for a period of time if VanEck votes the portfolio proxy relating to the foreign company. VanEck will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions.

SECURITIES LENDING

Certain portfolios managed by VanEck participate in securities lending programs to generate additional revenue. Proxy voting rights generally pass to the borrower when a security is on loan. If the security in question is on loan as part of a securities lending program, the Adviser may determine that the benefit

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to the Client of voting a particular proxy is outweighed by the revenue that would be lost by terminating the loan and recalling the securities. VanEck will use its best efforts to recall a security on loan and vote such securities if the portfolio manager determines that the proxy involves a material event.

There may be other instances where the Adviser may determine that casting a vote will not reasonably be expected to have a material effect on the value of a Client’s investments and instances where the Adviser is unable to vote because it did not receive proxy materials timely. Annually, the Adviser shall provide a report to the Board of proxies not voted.

RESOLVING MATERIAL CONFLICTS OF INTEREST

VanEck may occasionally be subject to material conflicts of interest in voting proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes.

A “material conflict of interest” means the existence of a business relationship between a portfolio company or an affiliate and VanEck, any affiliate or subsidiary, or an “affiliated person” of a VanEck mutual fund. Examples of when a material conflict of interest exists include a situation where the adviser provides significant investment advisory, brokerage or other services to a company whose management is soliciting proxies; an officer of the adviser serves on the board of a charitable organization that receives charitable contributions from the portfolio company and the charitable organization is a client of the adviser; a portfolio company that is a significant selling agent of the adviser’s products and services solicits proxies; a broker-dealer or insurance company that controls 5% or more of the adviser’s assets solicits proxies; the adviser serves as an investment adviser to the pension or other investment account of the portfolio company; the adviser and the portfolio company have a lending relationship. In each of these situations voting against management may cause the adviser a loss of revenue or other benefit.

When a material conflict of interest exists, proxies will be voted in the following manner:

1.	Strict adherence to the Proxy Voting Guidelines, or

2.	The potential conflict will be disclosed to the client:

a)	Requesting the client to vote the proxy,

b)	Recommending the client to engage another party to determine how the proxy should be voted, or

c)	If the foregoing are not acceptable to the client, disclosure of how VanEck intends to vote and a written consent to that vote by the client.

Any deviations from the foregoing voting mechanisms must be approved by the CCO with a written explanation of the reason for the deviation.

CLIENT INQUIRIES AND DISCLOSURE

VanEck provides clients with a copy of the Proxy Voting Policy and Procedures upon request. In addition, it discloses a summary of this policy in Part 2A of Form ADV which it provides to clients at or prior to entering into an investment advisory agreement with a client and also offers to existing clients on an annual basis.

Generally, clients of VanEck have the right, and shall be afforded the opportunity, to have access to records of voting actions taken with respect to securities held in their respective accounts. All inquiries by clients as to how VanEck has voted proxies must immediately be forwarded to the Portfolio Administration Department.

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OVERSIGHT OF PROXY ADVISER

The Adviser oversees Glass Lewis’ activities by reviewing various voting reports. The Adviser reviews Glass Lewis’ policies, procedures and practices regarding potential conflicts of interest to confirm that Glass Lewis remains independent and objective in the formulation of its recommendations. No less frequently than annually, the Adviser shall review Glass Lewis’ capacity/competency (i.e., nature and quality of services, capability of research staff, methodologies for formulating voting recommendations, the adequacy and quality of staffing, personnel and technology, as applicable). The Adviser shall no less frequently than annually sample actual votes cast to confirm votes were cast as intended.

RECORDKEEPING

VanEck is required to maintain and preserve in an easily accessible place for a period of not less than five years, the first two years in VanEck’s office, the following records:

1.	Copies of VanEck’s Proxy Voting Policies, Procedures and Guidelines;

2.	Copies or records of each proxy statement received with respect to clients’ securities for whom VanEck exercises voting authority;

3.	A record of each vote cast on behalf of an account as well as certain records pertaining to VanEck’s decision on the vote;

4.	A copy of any document created by VanEck that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

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A copy of each written client request for information on how VanEck voted proxies on behalf of the client, and a copy of any written response by VanEck to any client request for information (either written or oral) on how VanEck voted proxies on behalf of the requesting client.

VanEck relies on Glass Lewis to maintain proxy statements and records of proxy votes on VanEck’s behalf. As such, Glass Lewis must provide a copy of the records promptly upon request.

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Compliance Policy Executive Summary

Policy Name:	H-12 Proxy Voting Policy

Applicability:	Victory Capital Management Inc. (“Victory Capital”)

Category:	Investments — General

Compliance Owner:	Chief Compliance Officer, Victory Capital

Business Owner:	Director Responsible Investment, Victory Capital

Effective Date:	June 1, 2022

Executive Summary:	Policy and procedures governing the voting of client securities

BACKGROUND AND RISKS

Voting rights associated with security ownership are closely related to the discretionary asset management services Victory Capital provides to its clients. Therefore, Victory Capital should be capable of accepting and exercising voting authority on behalf of clients with the same standard of care, skill, prudence, and diligence it is subject to when exercising its investment authority on behalf of clients. Further, in order to exercise voting authority on behalf of clients, Victory Capital must comply with Rule 206(4)-6 (the “proxy rule”) which requires Victory Capital to adopt and implement written policies and procedures designed to ensure it votes securities in the best interest of clients including managing material conflicts of interest between Victory Capital and its clients. The proxy rule also requires Victory Capital to disclose to clients a summary of its proxy voting policies and procedures, how they may obtain a copy of these procedures, and information about how Victory Capital voted their securities.

Inability to accept and exercise voting authority on behalf of clients or failure to comply with the proxy rule could result in violations of securities law, breach of fiduciary duty, client harm, or damage to Victory Capital’s reputation.

POLICY

Victory Capital will establish policies and procedures and retain resources necessary to ensure it is capable of exercising voting authority on behalf of clients according to the same standard of care with which it exercises investment authority. Because Victory Capital will exercise voting authority, it will comply with the proxy rule and must vote securities in the best interest of clients.

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For purposes of this policy, voting in the best interest of clients means using complete and accurate information to vote with the objective of increasing the long-term economic value of client assets. Similar to investment decision making, voting decisions are qualitative in nature and Victory Capital will consider a variety of factors to arrive at vote decisions. Further a voting decision in the same security may be different between clients for the same reasons Victory Capital clients are invested in different securities. For example, client agreements, investment strategies, or specific investment franchise views on ballot proposals may cause the same security to be voted in a different manner across Victory Capital’s client base.

Victory Capital will vote all securities over which it has authority, provided the client has voting rights and there is sufficient time and information available to make informed decisions. Victory Capital will take reasonable steps to obtain appropriate and timely information. In situations where voting may impact the ability to trade a security (e.g., shareblocking), Victory Capital will not vote unless it determines that voting is in a client’s best interest.

For a copy of the guidelines (as defined below) please visit Victory Capital’s website at https://investor.vcm.com/policies. To obtain information on specific proxies voted by Victory Capital, clients may contact their Victory Capital client manager or email an inquiry to client_service_team@vcm.com.

Victory Capital will create, maintain, and retain appropriate records related to voting client securities.

LIST OF REQUIRED CONTROLS

•	Proxy Voting Committee (the “committee”)

•	Client Investment Management Agreements (“IMAs”)

•	Third-party proxy firm (“proxy firm”)

•	M-19 Vendor Due Diligence and Oversight (“vendor oversight policy”)

•	Proxy voting guidelines

•	Annual committee guideline review

•	Form ADV, Part 2A

•	M-13 Record Retention and Destruction, Appendix A (“recordkeeping requirements”)

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CONTROL IMPLEMENTATION PROCEDURES

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The committee will consist of members with experience related to the functional areas applicable to voting client securities including responsible investing, investment management, operations, and compliance. The committee is responsible for exercising Victory Capital’s fiduciary responsibilities related to voting client securities including voting in the best interests of clients and identifying and managing conflicts of interest. The committee will be active, keep a charter, and maintain records that demonstrate adequate execution of its responsibilities.

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When a client enters into an advisory relationship with Victory Capital, proxy voting roles and responsibilities between the client and Victory Capital will be fully disclosed. Responsibilities delegated to Victory Capital will be communicated to the committee and the committee will be responsible for implementing voting requirements in accordance with each IMA.

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In order to support its fiduciary duty related to voting client securities, Victory Capital will retain, and the committee will oversee a third-party proxy advisory firm (“proxy firm”) to provide both administrative and advisory services related to voting client securities. Selection and ongoing oversight of the proxy firm will be conducted in accordance with the vendor oversight policy. The Sponsor, as defined in the vendor oversight policy, must be a member of the committee. Currently, Victory Capital retains Institutional Shareholder Services Inc. as its proxy firm.

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The committee will adopt written proxy voting guidelines authored by the proxy firm (“guidelines”). These guidelines can be used as standing instructions on how the proxy firm must vote ballots provided that the committee must:

•	Have the ability to customize the guidelines.

•	Retain the ability to override the guidelines on individual ballot proposals at the client level.

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Review the guidelines at least annually, implement customizations based on this review, and submit a written memo to the compliance committee documenting the results of the annual review that includes the name of the proxy firm, links to the specific guidelines adopted, and a description of customizations made.

•	Make the memo available to clients upon request.

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The purpose of the guidelines is 1) to benefit from the specialized expertise related to voting securities provided by the proxy firm and to provide an independent source to resolve conflicts of interest identified between Victory Capital and its clients. For the first purpose, the committee will take into account the guidelines but will have ultimate responsibility for voting decisions. The committee will, in its discretion, rely on additional sources such as portfolio manager input to ensure the voting decisions it makes are in the best interest of specific clients. If the guidelines are silent on any pending ballot proposal, the committee will exercise its voting responsibility with due care and document the rationale for the vote decision. For the second purpose, if the committee identifies a conflict of interest between Victory Capital and clients, the committee must vote in accordance with the guidelines unless the rationale for deviating from guidelines has unanimous consent from the committee and is put in writing, including an analysis of how the conflict of interest is eliminated, mitigated, or disclosed.

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The proxy firm will provide technology-based platform that provides operational controls over voting securities that include, at minimum, ballot reconciliation, casting complete ballots in a timely manner and in accordance with adopted written guidelines, ability to adjust or override a vote based on committee input, and reporting. The committee is responsible for ensuring these controls are operating as intended though must, at minimum, develop reporting designed to ensure all eligible client accounts are properly set up and configured on the proxy firm’s platform and that the proxy firm is voting securities in accordance with the guidelines and this policy. Such reports should be reviewed by the committee at regular intervals and any exceptions should be referred to the LCR department

•	The disclosures required under the proxy rule will be contained in Victory Capital’s Form ADV, Part 2A and will be delivered to clients at the time and frequency required by regulation.

•	The committee will be familiar with the recordkeeping requirements related to voting client securities and will maintain records and ensure the proxy firm maintains records for the required periods.

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PROXY VOTING

POLICY

Considered proxy voting strengthens our ability to be engaged, active owners of companies on behalf of our clients. It helps us to promote effective corporate governance and the prioritisation of long-term shareholder value creation.

Voting complements our engagement with leadership teams by allowing us to express our views on specific issues, and to contribute to initiating change when required to protect and promote the best interests of our clients.

It is, in our view, a key lever in our ability to be effective stewards of shareholder capital. For these reasons, we have a strong preference for being given full discretionary voting authority by our clients.

We carefully consider management’s views when determining how to vote at shareholder meetings but our decision is always subject to our assessment of the likely client impact.

While we aim to vote at every shareholder meeting and on every resolution, this is on a ‘best endeavours’ basis and may not always be possible. Instances where we might not be able to vote include, but are not limited to, when the client has directed stock lending, power of attorney is not in place, we did not receive the ballot from the custodian or it is a restricted market. As proxy voting can be an effective feedback mechanism, when voting against management recommendations we typically notify the company in question, outlining our rationale for the decision.

To ensure that we have all the necessary information on an Annual General Meeting or Extraordinary General Meeting, we receive documentation on forthcoming votes from custodians and receive meeting analysis from an external proxy voting advisory service. We consider third party recommendations for information purposes but arrive at voting decisions independently, based on company meeting materials and, where required, engagement with the company for additional information.

1. REVIEW & MONITORING OF PROXY VOTING

Voting is overseen by the Walter Scott Investment Stewardship Committee (ISC) and all votes are signed off by one of the Chair or Vice Chair of that Committee, Head of Investment Operations and Sustainability, Co-Head of Research, Head of Research Operations or in their absence a Director of Walter Scott. The ISC reviews all proxy voting decisions formally on a quarterly basis.

The ISC will conclude our approach to voting on items that are not expressly covered in our policy or where further guidance has been requested by a member of the Research Team.

Contentious issues or sensitive items are also referred to the ISC for a final voting decision. The Research Operations team is responsible for managing the proxy voting process. The team works with the investment managers and analysts to ensure voting is consistent and aligned with our approach.

2. CONFLICTS OF INTEREST

Potential conflicts of interest may arise when we exercise our discretionary proxy voting authority on behalf of clients For example, several of our clients are corporate-sponsored pension schemes associated with companies in which we invest.

Walter Scott as a firm, or senior employees of the firm, could potentially have business or personal relationships with companies or stakeholders involved with the proxies that we are voting. This could be, for example, the issuer, proxy solicitor or a shareholder activist.

This is not an exhaustive list and we may encounter additional conflicts when exercising our discretionary proxy voting authority. We have designed our Proxy Voting Policy and pre-established voting procedures to ensure that only the interests of our clients influence our voting decisions. In the event of a potential conflict, the matter is referred to the ISC to confirm whether the voting position in question is consistent with the Proxy Voting Policy.

If the ISC determines that a vote cannot be made consistent with the Proxy Voting Policy due to an actual or perceived conflict of interest e.g. if the proxy proposal is not addressed by our pre-established voting guidelines or the conflict is too great, the committee will not approve voting. Instead, it will consider options deemed necessary and appropriate to manage the conflict and act in the best interests of clients including, but not limited to, seeking voting direction or consent from clients.

Effective 1 August 2005. Revised 1 May 2023

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PROXY VOTING POLICY

3. VOTING GUIDELINES

While we consider all votes on a case-by-case basis, we have guidelines in place for specific issues. If an investment manager or analyst chooses not to follow these guidelines, they must explain the rationale and submit their recommendation to the ISC for review.

4. BOARDS & DIRECTORS

4 .1 BOARD COMPOSITION

We expect boards to be comprised of individuals who collectively bring a range of skills, external experience, support and challenge to the boardroom. We generally prefer to see an independent chair of the board and / or an independent lead director (with the authority to convene the independent directors when appropriate).

We generally presume directors are not independent if they have served on the board for ten or more years and we do not consider representatives of shareholders or former company executives to be independent.

Whilst corporate governance standards and expectations vary between regions, we typically expect a minimum of 50% of independent directors on the board for non-controlled companies. Controlled companies should generally seek to link board independence levels to the economic stake held by minority shareholders. We may engage with companies in the first instance where independence is in question. If a company is unable to justify the apparent lack of independence, we may vote against the election of directors whose appointment would cause independence to fall below the above standards, and / or against the chair of the board where we have material concerns.

We will consider supporting resolutions aimed at increasing board diversity if these are in the best long-term interests of shareholders. Whilst corporate governance standards and expectations vary between regions, we generally expect to see diversity on boards and may engage with companies where this is not the case.

4.2 BOARD COMMITTEES

Where there are separate committees to oversee remuneration, audit, nomination and other topics, we may vote against chairs or members where we have concerns about independence, skills, commitment or the matters overseen by the committee. Our preference is for 100% independent audit committees wherever feasible. For non-controlled companies, we typically expect to see a minimum of 50% of independent directors on remuneration, audit and nominations committees and an independent committee chair. Where this standard is not met, we may engage in the first instance, but should that prove ineffective we may vote against non-independent committee members, the chair of the nominations committee and / or the chair of the board or take any other voting action deemed to be appropriate.

4.3 DIRECTOR COMMITMENT & ATTENDANCE

When voting on directorships, we give consideration to other commitments and the extent to which these might compromise the director’s ability to carry out their responsibilities. If we believe a director is not fully committed to their role, we will typically seek to engage with the company in the first instance. If a director persistently fails to attend board and / or committee meetings without a satisfactory explanation, we will consider voting against the re-election of that individual or against the chair of the nominations committee and / or the chair of the board if deemed to be appropriate.

4.4 CLASSIFIED/STAGGERED BOARDS & VOTING STANDARDS

We generally support declassification of boards and simple majority voting (as opposed to cumulative voting) for director elections. The provision for annual director election by shareholders is, in our view, typically in the best long-term interests of clients.

5. AUDIT

The selection of an external auditor should ideally be subject to annual shareholder approval. There should be transparency in advance of an audit tender so that shareholders can engage with the company in relation to the process should they wish to do so. It is our preference that the audit firm should be periodically changed. If this is not expected market practice in the relevant region where the company is headquartered, then we would expect that the lead audit partner be rotated periodically or we may vote against the re-election of the external auditor and / or vote against the chair of the audit committee.

We further expect that there is an appropriate balance between audit and non-audit fees paid to the respective audit firm and will generally vote against the re-election of the external auditor and / or the chair of the audit committee if the non-audit fees exceed 50% of total fees payable in a calendar year without reasonable explanation.

6. REMUNERATION

6.1 DISCLOSURE

Remuneration disclosure should be transparent and understandable, facilitating comparability and accountability. We will typically vote against remuneration disclosure that fails to meet these standards.

6.2 EXECUTIVE REMUNERATION

It is our preference for executive remuneration to be designed to align the interests of management and directors with long-term shareholders and durable value creation. We generally vote in favour of compensation plans that we consider to be clear, robust and proportionate. We will consider voting against proposals that appear permissive or excessive within the context of relevant sector and market practices, and with respect to any company specific circumstances.

We have a preference for an annual vote on executive compensation. This helps to ensure ongoing alignment between management’s remuneration and the interests of shareholders.

6.3 NON-EXECUTIVE REMUNERATION

The board as a whole should determine levels of pay for non-executive directors and the non-executive chair in such a

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PROXY VOTING POLICY

manner as to ensure alignment with shareholders’ interests, taking independent advice where appropriate to encourage objectivity. Performance- based pay or share options should not typically be granted to non-executive directors and non-executive chairs. We may vote against compensation plans that fail to meet these standards or alternatively consider voting against the chair of the remuneration committee and / or the chair of the board if deemed to be appropriate.

6.4 EMPLOYEE STOCK PURCHASE PLANS

We typically support employee stock plans that align with the interests of shareholders and are appropriate in quantum. We may vote against employee stock plans that fail to meet these standards or alternatively consider voting against the chair of the remuneration committee if deemed to be appropriate.

7. CHANGES TO CAPITAL STRUCTURE

7.1 RAISING EQUITY

We tend to vote against proposals that allow management to raise equity if the potential dilution* exceeds 10% and no specific reason for the capital increase is given. If a specific reason is given, then we will evaluate each proposal on its merits.

7.2 PRE-EMPTIVE RIGHTS

We generally vote against proposals to waive shareholders’ pre-emptive rights to participate in a capital increase if the potential dilution* exceeds 10%. We may accept waiving of pre-emptive rights in certain situations such as the creation of shares to pay for acquisitions or to reward staff and will evaluate each proposal on its merits.

7.3 SHARE REPURCHASES & REISSUANCE

We will typically approve proposals asking for permission to repurchase shares. Furthermore, we will generally vote for proposals to authorise the reissuance of previously repurchased shares as long as the potential dilution* is less than 10%.

7.4 TAKEOVER PROTECTION

We will generally vote against anti-takeover proposals or other ‘poison pill’ arrangements which can provide undue protection to entrenched management teams, including the authority to grant shares for such purposes.

8. PROTECTION OF SHAREHOLDER RIGHTS

8.1 VOTING STRUCTURES

Our preference is for a ‘one share, one vote’ voting structure for ordinary or common shares. We discourage any divergence from this approach that gives certain shareholders influence or control disproportionate to their economic interests. In the event that such voting structures already exist, we encourage disclosure and explanation and favour the use of ‘sunset’ mechanisms. We further encourage commensurate extra protections for minority shareholders (particularly in the event of a takeover bid) and have a strong preference for controlling shareholders to recuse themselves from votes where there is a potential conflict of interest or advisory votes where it would be beneficial to determine the view of minority investors.

8.2 RELATED-PARTY TRANSACTIONS

We consider management’s guidance on related-party transactions and we will vote in favour if the resolution aligns with the long-term best interests of shareholders.

9. MISCELLANEOUS

9.1 ANNUAL REPORT AND ACCOUNTS AND DISCLOSURE EXPECTATIONS

We have a preference that company Annual Report and Accounts and proxy voting materials are available in English.

9.2 ALLOCATION OF INCOME & DIVIDENDS

We may consider voting against proposals where the dividend allocation is below what we consider to be appropriate and the company retains significant cash on its balance sheet without adequate explanation. We may vote against proposals if a company has not specified the dividend allocation.

9.3 VAGUE OR POORLY DEFINED PROPOSALS

Where proposals are vague or poorly defined, we generally seek clarification from the company. If this is not forthcoming, we may vote against the proposal.

9.4 POLITICAL DONATIONS

We generally oppose proposals asking for permission to make political donations. In certain markets (such as the UK) where there is a legal requirement to seek pre-approval from shareholders for all political donations, we will typically support proportionate requests that are designed to protect the company against inadvertent or unauthorised donations. In these circumstances we expect the company to clearly state in their notice of meeting that they do not intend to make any political donations and to have appropriate policies in place to manage the risk of inadvertent or unauthorised political donations.

9.5 PLEDGING OF SHARES

We generally discourage the pledging of stock by management and directors of investee companies.

9.6 BUNDLED RESOLUTIONS

We review bundled resolutions on a case- by-case basis and encourage unbundling.

9.7 ESG ISSUES AND SHAREHOLDER PROPOSALS

We consider ESG-related resolutions and shareholder proposals, including those relating to climate risk, on a case-by-case basis, taking account of management recommendation. We will generally vote in favour of shareholder proposals that encourage companies to enhance their understanding and management of material sustainability risks and opportunities, and which are in the long-term interests of shareholders.

9.8 AD-HOC ITEMS

We generally vote against proposals requesting approval for ad-hoc items.

*   Potential dilution is calculated as (authorised shares less outstanding shares) / outstanding share count.

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PROXY VOTING POLICY

10. PROXY VOTING DISCLOSURE

We publish aggregate annual voting data on our website alongside quarterly resolution level data. Our annual Sustainability report also includes aggregate quarterly voting data.

11. OWNERSHIP & REVIEW

This policy is owned by Walter Scott’s Investment Management Committee and is reviewed on an annual basis.

WALTER SCOTT & PARTNERS LIMITED, ONE CHARLOTTE SQUARE, EDINBURGH EH2 4DRTEL: +44 (0)131 2

25 1357. FAX: +44 (0)131 225 7997

       WWW.WALTERSCOTT.COM

Registered in Scotland 93685. Registered Office as above. Authorised and regulated by the Financial Conduct Authority.

FCA Head Office: 12 Endeavour Square, London E20 1JN · www.fca.org.uk

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Proxy Voting

As of December 1, 2022

WESTERN ASSET

Proxy Voting As of December 1, 2022 ,/ ,, WESTERN ASSET

Background

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERIS assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

Policy

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Franklin Resources (Franklin Resources includes Franklin Resources, Inc. and organizations operating as Franklin Resources) or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

Procedures

Responsibility and Oversight

The Regulatory Affairs Group is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of the Investment Operations Group (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Regulatory Affairs Group maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Regulatory Affairs Group for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.

The Regulatory Affairs Group reviews proxy issues to determine any material conflicts of interest. (see Conflicts of Interest section of these procedures for further information on determining material conflicts of interest.)

d.

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not

1	Western Asset

reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party

e.

The Regulatory Affairs Group provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Regulatory Affairs Group.

f.	Portfolio Compliance Group votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset’s Legal and Compliance Department personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Rule 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s proxy voting policies and procedures.

b.	Copies of proxy statements received with respect to securities in client accounts.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for a period of not less than five (5) years with the first two (2) years in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies and procedures are described in the Firm’s Form ADV Part 2A. Clients are provided with a copy of these policies and procedures upon request. In addition, clients may receive reports on how their proxies have been voted, upon request.

Conflicts of Interest

All proxies are reviewed by the Regulatory Affairs Group for material conflicts of interest. Issues to be reviewed include, but are not limited to:

a.

Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

b.

Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

c.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome

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Proxy Voting

of the matter before shareholders.

3	Western Asset

Voting Guidelines

Western Asset’s substantive voting decisions are based on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision-making process.

Situations can arise in which more than one Western Asset client invests in instruments of the same issuer or in which a single client may invest in instruments of the same issuer but in multiple accounts or strategies. Multiple clients or the same client in multiple accounts or strategies may have different investment objectives, investment styles, or investment professionals involved in making decisions. While there may be differences, votes are always cast in the best interests of the client and the investment objectives agreed with Western Asset. As a result, there may be circumstances where Western Asset casts different votes on behalf of different clients or on behalf of the same client with multiple accounts or strategies.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and rerecommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The Management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

4	Western Asset

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

7.	Reporting of Financially Material Information

Western Asset generally believes issuers should disclose information that is material to their business. This principle extends to Environmental, Social and Governance matters. What qualifies as “material” can vary, so votes are cast on a case by case basis but consistent with the overarching principle.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

Environmental or social issues that are the subject of a proxy vote will be considered on a case by case basis. Constructive proposals that seek to advance the health of the issuer and the prospect for risk-adjusted returns to Western Assets clients are viewed more favorably than proposals that advance a single issue or limit the ability of management to meet its operating objectives.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.

Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.

Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

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1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

V.	Environmental, Social and Governance Matters

Western Asset considers ESG matters as part of the overall investment process. The Firm seeks to identify and consider material risks to the investment thesis, including material risks presented by ESG factors. While Western Asset is primarily a fixed income manager, opportunities to vote proxies are considered on the investment merits of the instruments and strategies involved.

As a general proposition, Western Asset votes to encourage disclosure of information material to their business. This principle extends to Environmental, Social and Governance matters. What qualifies as “material” can vary, so votes are cast on a case by case basis but consistent with the overarching principle. Western Asset recognizes that objective standards and criteria may not be available or universally agreed and that there may be different views and subjective analysis regarding factors and their significance.

As a general matter, Western Asset votes to encourage management and governance practices that enhance the strength of the issuer, build value for investors, and mitigate risks that might threaten their ability to operate and navigate competitive pressures.

Targeted environmental or social issues that are the subject of a proxy vote will be considered on a case by case basis. Constructive proposals that seek to advance the health of the issuer and the prospect for risk-adjusted returns to Western Assets clients are viewed more favorably than proposals that advance a single issue or limit the ability of management to meet its operating objectives.

Western Asset’s engagement process is aligned with the principles of the United Nations Global Compact (UNGC) and engages with issuers on the principles enshrined within it. Some of these issues include, but are not restricted to, Climate Risk and Environmental Management, Diversity and Development of Talent, Human Rights and Supply Chain Management, Product Safety and Security, Transparency in Reporting and Governance and Corporate Management As such, Western Asset seeks to integrate ESG principles into investment analysis where applicable and consistent with the Firm’s fiduciary duties. Although bondholders possess very different legal rights than shareholders, Western Asset believes it can impact ESG practices given its role in determining issuers’ cost of debt capital. By reinforcing the linkage between ESG practices and the cost of capital in meetings with issues, Western Asset seeks to guide issuers to improve their behavior around material ESG issues. Proxy voting practices reflect these priorities.

Situations can arise in which different clients and strategies have explicit ESG objectives beyond generally taking into account material ESG risks. Votes may be cast for such clients with the ESG objectives in mind. Votes involving ESG proposals that are not otherwise addressed in this policy will be voted on a case-by-case basis consistent with the Firm’s fiduciary duties to its clients, the potential consequences to the investment thesis for that issuer, and the specific facts and circumstances of each proposal.

Retirement Accounts

For accounts subject to ERISA, as well as other retirement accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the Department of Labor has determined that the responsibility remains with the investment manager.

In order to comply with the Department of Labor’s position, Western Asset will be presumed to have the obligation to vote proxies for its retirement accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the retirement account client and in accordance with any proxy voting guidelines provided by the client.

Disclosure

© Western Asset Management Company , LLC 2023. This publication is the property of Western Asset and is intended for the sole use of its clients, consultants, and other intended recipients. It should not be forwarded to any other person. Contents herein should be treated as confidential and proprietary information. This material may not be reproduced or used in any form or medium without ex press written permission.

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Westfield Capital Management Company, L.P. Proxy Voting

Introduction

Westfield will offer to vote proxies for all client accounts. Westfield believes that the voting of proxies can be an important tool for investors to promote best practices in corporate governance. Therefore, Westfield seeks to vote all proxies in the best interest of clients which includes ERISA plan participants and beneficiaries, as applicable. Westfield also recognizes that the voting of proxies with respect to securities held in client accounts is an investment responsibility having economic value. Based on this, Westfield votes all ballots received for client accounts and covers all costs associated with voting proxy ballots.

In accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Act”), Westfield has adopted and implemented policies and procedures that they believe are reasonably designed to ensure that proxies are voted in the best interest of clients. Westfield’s authority to vote proxies for their clients is established in writing, usually by the investment advisory contract. Clients can change such authority at any time with prior written notice to Westfield. Clients can also contact their Marketing representative or the Operations Department (wcmops@wcmgmt.com) for a report of how their accounts’ securities were voted.

Oversight of Proxy Voting Function

Westfield has engaged a third-party service provider, Institutional Shareholder Services, Inc. (the “vendor”), to assist with proxy voting. The Operation’s Proxy team will:

•	oversee the vendor; this includes working with the Compliance team in performing annual audits of the proxy votes and conducting annual due diligence;

•	ensure required proxy records are retained according to applicable rules and regulations and internal policy;

•	distribute proxy reports prepared by the vendor for internal and external requests;

•	review the proxy policy and voting guidelines at least annually; and

•	identify material conflicts of interest that may impair Westfield’s ability to vote shares in clients’ best interest.

Proxy Voting Guidelines

Westfield utilizes the vendor’s proxy voting guidelines, which consider market-specific best practices, transparency, and disclosure when addressing shareholder matters. Westfield does not select a client’s voting policy. Clients must choose the policy that best fits their requirements. Clients may choose to vote in accordance with the vendor’s U.S. proxy voting guidelines (i.e., Standard Guidelines), Taft-Hartley guidelines which are in full conformity with the AFL-CIO’s proxy voting guidelines, Socially Responsible Investing Guidelines (“SRI”) or Sustainability Guidelines. A summary of ISS’ voting guidelines is located at the end of this policy.

The vendor reviews the above listed policies annually to ensure they are still considering market-specific best practices, transparency, and disclosure when addressing shareholder matters. Westfield reviews these changes annually to ensure they are in clients’ best interests.

Generally, information on Westfield’s proxy voting decisions or status of votes will not be communicated or distributed to external solicitors. On occasion, Westfield may provide such information to solicitors if it is believed that a response will benefit clients or a response is requested from the Westfield security analyst or portfolio manager.

Proxy Voting Process

The vendor tracks proxy meetings and reconciles proxy ballots received for each meeting. Westfield will

Westfield Capital Management Company, L.P.

Date Approved: 02/03/2023

Westfield Capital Management Company, L.P. Proxy Voting

use best efforts in obtaining any missing ballots; however, only those proxy ballots the vendor has received will be voted. For any missing ballots, the vendor and/or Westfield will contact custodians to locate such ballots. Since there can be many factors affecting proxy ballot retrieval, it is possible that Westfield will not receive a ballot in time to place a vote. Clients who participate in securities lending programs should be aware that Westfield will not call back any shares on loan for proxy voting purposes. However, Westfield could request a client call back shares if they determine there is the potential for a material benefit in doing so.

For each meeting, the vendor reviews the agenda and applies a vote recommendation for each proposal based on the written guidelines assigned to the applicable accounts. Proxies will be voted in accordance with the guidelines, unless the Westfield analyst or portfolio manager believes that following the vendor’s guidelines would not be in the clients’ best interests.

With limited exceptions, an analyst or portfolio manager may request to override the Standard or the Sustainability Guidelines at any time on or before the meeting cutoff date. When there is an upcoming material meeting (also referred to as “significant votes”), the Proxy team will bring the identified ballots to the analyst’s or portfolio manager’s attention. Westfield utilizes the vendor’s classification to determine materiality (e.g. mergers, acquisitions, proxy contests). If the analyst or portfolio manager chooses to vote against the vendor’s stated guidelines in any instance, he/she must make the request in writing and provide a rationale for the vote against the stated guidelines. No analyst or portfolio manager overrides are permitted in the Taft-Hartley and SRI guidelines.

Conflicts of Interest

Compliance and the Proxy team are responsible for identifying conflicts of interest that could arise when voting proxy ballots on behalf of Westfield’s clients. Per Westfield’s Code of Ethics and other internal policies, all employees should avoid situations where potential conflicts may exist. Westfield has put in place certain reviews to ensure proxies are voted solely on the investment merits of the proposal. In identifying potential conflicts, Compliance will review many factors, including, but not limited to existing relationships with Westfield or an employee, and the vendor’s disclosed conflicts. If an actual conflict of interest is identified, it is reviewed by the Compliance and/or Proxy teams. If it is determined that the conflict is material in nature, the analyst or portfolio manager may not override the vendor’s recommendation. Westfield’s material conflicts are coded within the vendor’s system. These meetings are flagged within the system to ensure Westfield does not override the vendor’s recommendations.

Annually, Westfield will review the vendor’s policies regarding their disclosure of their significant relationships to determine if there are conflicts that would impact Westfield. Westfield will also review their Code of Ethics which specifically identifies their actual or potential conflicts. During the annual due diligence meeting, Westfield ensures that the vendor has firewalls in place to separate the staff that performs proxy analyses and research from the members of ISS Corporate Solutions, Inc.

Proxy Reports

Westfield can provide account specific proxy reports to clients upon request or at scheduled time periods (e.g., quarterly). Client reporting requirements typically are established during the initial account set-up stage, but clients may modify this reporting schedule at any time with prior written notice to Westfield. The reports will contain at least the following information:

•	company name

•	meeting agenda

•	how the account voted on each agendaitem

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•	how management recommended the vote to be cast on each agenda item

•	rationale for any votes against the established guidelines (rationale is not always provided for votes that are in-line with guidelines since these are set forth in the written guidelines)

Recordkeeping

In accordance with Rule 204-2 of the Investment Advisers Act of 1940, proxy voting records will be maintained for at least five years. The following records will be retained by either Westfield or the proxy vendor:

•	a copy of the Proxy Voting Polices and Guidelines and amendments that were in effect during the required time period;

•

electronic or paper copies of each proxy statement received by Westfield or the vendor with respect to securities in client accounts (Westfield may also rely on obtaining copies of proxy statements from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

•	records of each vote cast for each client;

•

documentation created by Westfield that were material to making a decision on how to vote proxies or memorializes the basis for such decision (basis for decisions voted in line with policy is provided in the written guidelines);

•	written reports to clients on proxy voting and all client requests for information and Westfield’s response;

•	disclosure documentation to clients on how they may obtain information on how Westfield voted their securities

Westfield Capital Management Company, L.P.

Date Approved: 02/03/2023